UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE,

SUITE 400,

KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 through April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds

SemiannualReport

April 30, 2011 (Unaudited)

Equity Funds

Nationwide Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

SemiannualReport

April 30, 2011 (Unaudited)

Contents

1	Message to Shareholders
6	Summary of Market Environment

Equity Funds
8	Nationwide Fund
23	Nationwide Growth Fund
37	Nationwide International Value Fund
52	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
76	Nationwide Bond Fund
90	Nationwide Enhanced Income Fund
105	Nationwide Government Bond Fund
118	Nationwide Money Market Fund
130	Nationwide Short Duration Bond Fund

145	Notes to Financial Statements

164	Supplemental Information

167	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

April 30, 2011

Dear Shareholder,

A wise person said, “A bend in the road is not the end of the road, unless you fail to make the turn.” During the six months from November 2010 through April 2011, investors saw signs that the economy at last may be making the turn toward recovery.

Despite prolonged global unrest and numerous challenging domestic and international economic issues, there have still been solid indicators of positive progress. Healthier corporate balance sheets, seven consecutive quarterly increases in the U.S. gross domestic product (GDP), and gains in the equity markets are evidence of overall economic hardiness. For the six-month reporting period ended April 30, 2011, the Standard & Poor’s 500® (S&P 500) Index returned 16.36%.

Economic conditions during the past several years have taught many investors about the power of resolution and grit. Staying with an investment plan is easy when the markets perform favorably. Yet, when times are tough and the forecast is worse, it may be difficult to remain steadfast. Many investors continue to be extremely risk averse and are avoiding equities.

It is important to have confidence in your long-term plan and your investment selections, and to recognize the often resilient nature of the world economy. Nationwide Mutual Funds is dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

As economic and corporate expectations continue to rise, we are prepared to help keep our investors on solid footing. Working with you and your investment professional, we will help to supply the traction and discipline you need as you pursue your long-term financial goals.

Thank you for your continued confidence in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Semiannual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

Nationwide Fund — Equity investments are subject to stock market risk and portfolio turnover risk. Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Nationwide Growth Fund — Equity investments are subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund — Equity investments are subject to stock market risk. This Fund also is subject to the risks of investing in derivatives. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Value funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund — Equity investments are subject to stock market risk. The Fund is subject to risks associated with investing in stocks of small companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles.

Nationwide Bond Fund — Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund — Generally, when interest rates go up, the value of fixed-income securities goes down. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

Nationwide Government Bond Fund — The Fund’s value is not guaranteed by the U.S. government or any government agency. Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the

2	Semiannual Report 2011

Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (Class D shares at NAV for the Nationwide Fund, Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Growth Fund; Prime Shares for the Nationwide Money Market Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single

2011 Semiannual Report	3

Important Disclosures

issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

FTSE NAREIT® All Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

•	Nationwide International Value Fund
•	Nationwide U.S. Small Cap Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a

4	Semiannual Report 2011

waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, each Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

•	Nationwide Fund
•	Nationwide Bond Fund
•	Nationwide Government Bond Fund
•	Nationwide Growth Fund

Class D shares have up to a 4.50% front-end sales charge and no 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Fund and the Nationwide Growth Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase. The Nationwide Bond Fund and the Nationwide Government Bond Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

•	Nationwide Enhanced Income Fund
•	Nationwide Short Duration Bond Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Short Duration Bond Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

•	Nationwide Money Market Fund

Prime Shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is

the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

2011 Semiannual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the six months ended April 30, 2011.

During the reporting period, investors witnessed an increase in the sovereign debt challenges within the Eurozone, the tragic earthquake and tsunami in Japan, civil unrest in the Middle East and northern Africa, continued weakness in U.S. jobs data and the unsettling U.S. congressional budget battle. Yet despite the uncertainty of these significant issues, equity markets around the globe continued to show strength.

More than two years have passed since the equity markets hit an historic low point, and it has been nearly two years since the National Bureau of Economic Research declared that the Great Recession ended in June 2009. While it has been a slow, bumpy ride, the markets and most areas of the U.S. economy have improved. Two key economic drivers—exports and capital spending—have continued to post strong gains and bolster the recovery in the United States.

During November and December of 2010, the fear of a double-dip recession took its toll on U.S. markets. Despite the concerns, however, the United States ended 2010 on a positive note with strong retail growth during the holiday season. The U.S. economy continued to expand with an increase in gross domestic product (GDP), the broadest measure of economic output.

For the first quarter of 2011, U.S. GDP initially registered an expansion that was slightly smaller than expected. Even with this setback and overall global uncertainty, the equity markets posted their strongest first quarter in more than a decade. Equity markets outperformed fixed income, and U.S. equities bested their international counterparts. In terms of asset class segmentation, small-capitalization stocks were the strongest performers for the first quarter of 2011, followed by mid-cap and large-cap stocks. Although Japan underperformed, most developed markets outside the United States posted positive gains for the quarter. For the six-month reporting period, emerging markets equities were generally positive.

In April 2011, investors focused on rising crude oil and commodity prices. According to the April 2011 issue of the Financial Research Corporation (FRC) Monitor, spot silver hit a 31-year high of $41.93, and spot gold hit an all-time high of $1,476.21 an ounce.

On April 18, 2011, Standard & Poor’s lowered its outlook for America’s long-term credit rating to “negative” from “stable,” based on uncertain political debate around the nation’s fiscal problems. This marks the first time the agency issued an outlook for the United States that was less than stable. Some experts, however, viewed this warning as a positive sign, expecting that it might provide a necessary wake-up call for representatives and government officials in Washington, D.C., to address the budget deficit in a timely fashion.

The fixed-income markets were dominated by three themes during the reporting period: sustained high U.S. unemployment, an anemic housing market and a ballooning budget deficit. Evidence of slow economic growth through GDP and payroll data caused the yields on two-year and 10-year Treasury notes to increase. While interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), investors in search of yield continued to want spread products, such as mortgage- and asset-backed securities and corporate bonds. Lower-grade spread products remained the better performers in this environment, and the high-yield sector was still a long way from its historical spread lows, ending the reporting period at 450 to 500 basis points relative to Treasuries.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Corporate profit growth appears to be solid, and the sluggish U.S. labor market is starting to show signs of job creation with 268,000 private sector jobs added in April, the most since February 2006. Despite the potential for short-term setbacks, we are optimistic regarding the long-term outlook for global markets and the U.S. economy.

For the six-month reporting period ended April 30, 2011, large-cap U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.36%; mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400® (S&P 400) Index, returned 23.25%; and small-cap U.S. equities, as measured by the Russell 2000® Index, posted a return of 23.73%.

6	Semiannual Report 2011

Summary of Market Environment (Continued)

International stocks and emerging market stocks made gains during the semiannual reporting period ended April 30, 2011. For the reporting period, international stocks, as measured by the MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, had a net gain of 12.71%, and emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) IndexSM, had a net gain of 9.74%.

For the six-month reporting period April 30, 2011, the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 0.02%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US

Corporate Index returned 0.73%, while the BofAML 10+Year US Corporate Index returned 1.25% for the same time period. The high-yield market continued to outperform investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index reporting a return of 6.18% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index returned 0.96% for the same period. The real estate market, as represented by the FTSE NAREIT® All Equity REITs Index, returned 15.95% for the reporting period.

2011 Semiannual Report	7

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Fund (Class D at NAV) returned 16.83% versus 16.36% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 1,112 funds as of April 30, 2011) was 15.26% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s outperformance versus the benchmark was driven primarily by the Fund’s overweight position in the energy sector, which benefited from improving company fundamentals, expectations for higher oil and natural gas prices, and continued tight conditions in worldwide energy supply and demand.

The three Fund holdings that contributed most to relative Fund performance were all energy stocks. Apache Corp., an independent energy company that explores for and produces natural gas, crude oil and natural gas liquids, was the strongest relative contributor to Fund performance. During the reporting period, Apache posted sharp earnings increases aided by operational gains attributable to recent acquisitions. Occidental Petroleum Corp. reported double-digit earnings during the first quarter of 2011 due to higher oil prices and increased production. In addition, the outlook improved for Occidental Petroleum’s onshore California assets, which may become a significant driver for the company’s production growth. Fund holding Exxon Mobil Corp. also benefited from rising energy prices, along with strong management and lower-cost, longer-duration reserves.

What areas of investment detracted from Fund performance?

Fund performance was hurt by the Fund’s overweight allocation in the consumer staples sector and an underweight allocation in the consumer discretionary sector. Consumer spending patterns were erratic during the reporting period.

Fund holdings that detracted from relative Fund performance included networking equipment manufacturer Cisco Systems, Inc.; semiconductor company Marvell Technology Group Ltd.; and biopharmaceutical company Gilead Sciences, Inc. Cisco Systems reported disappointing earnings attributed to reduced gross margins, a drop in orders by U.S. state and local governments, and weakness in federal government orders in Europe and Japan. In addition, cable TV set top box sales were weak, reflecting both industry weakness and loss of market share by Cisco.

Marvell Technology Group posted earnings below expectations during the reporting period as its mobile and wireless segment revenue declined significantly. The decline was attributable to unfavorable product demand and inventory channel adjustments from a single large customer. Gilead Sciences also disappointed as investors waited for data on several pipeline drugs through the end of 2010.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

8	Semiannual Report 2011

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	16.63%	15.67%	0.82%	2.51%
	w/SC2	9.92%	9.00%	(0.36)%	1.90%
Class B	w/o SC1	16.21%	14.82%	0.10%	1.78%
	w/SC3	11.21%	9.82%	(0.20)%	1.78%
Class C4	w/o SC1	16.27%	14.80%	0.12%	1.78%
	w/SC5	15.27%	13.80%	0.12%	1.78%
Class D	w/o SC1	16.83%	16.01%	1.06%	2.76%
	w/SC6	11.58%	10.77%	0.13%	2.28%
Class R2[4],7,8		16.37%	15.19%	0.52%	2.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense Ratio*
Class A	1.09%
Class B	1.79%
Class C	1.79%
Class D	0.83%
Class R2	1.44%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	9

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual	1,000.00	1,166.30	5.53	1.03
	Hypothetical[b]	1,000.00	1,019.69	5.16	1.03
Class B Shares	Actual	1,000.00	1,162.10	9.44	1.76
	Hypothetical[b]	1,000.00	1,016.07	8.80	1.76
Class C Shares	Actual	1,000.00	1,162.70	9.33	1.74
	Hypothetical[b]	1,000.00	1,016.17	8.70	1.74
Class D Shares	Actual	1,000.00	1,168.30	4.35	0.81
	Hypothetical[b]	1,000.00	1,020.78	4.06	0.81
Class R2 Shares	Actual	1,000.00	1,163.70	6.87	1.28
	Hypothetical[b]	1,000.00	1,018.45	6.41	1.28

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Fund

Asset Allocation
Common Stocks	98.0%
Mutual Fund	1.8%
Repurchase Agreement	0.3%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	13.4%
Pharmaceuticals	6.2%
Insurance	5.6%
Commercial Banks	4.8%
Aerospace & Defense	4.5%
Health Care Equipment & Supplies	4.5%
Food Products	4.3%
Machinery	4.2%
Software	4.1%
Information Technology Services	3.9%
Other Industries*	44.5%

100.0%

Top Holdings †
PepsiCo, Inc.	3.1%
United Technologies Corp.	2.8%
JPMorgan Chase & Co.	2.7%
Apache Corp.	2.6%
EOG Resources, Inc.	2.3%
Occidental Petroleum Corp.	2.2%
Procter & Gamble Co. (The)	2.1%
Johnson & Johnson	2.1%
Baxter International, Inc.	2.0%
Wells Fargo & Co.	2.0%
Other Holdings*	76.1%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	11

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 4.5%
Bombardier, Inc., Class B	1,196,500	$8,915,420
Raytheon Co.	113,555	5,513,095
United Technologies Corp.	266,420	23,865,904

		38,294,419

Auto Components 0.4%
BorgWarner, Inc.*	43,000	3,321,320

Beverages 3.1%
PepsiCo, Inc.	377,175	25,983,586

Biotechnology 1.5%
Amgen, Inc.*	37,045	2,106,008
Gilead Sciences, Inc.*	263,800	10,245,992

		12,352,000

Capital Markets 2.8%
Bank of New York Mellon Corp. (The)	177,620	5,143,875
Charles Schwab Corp. (The)	343,800	6,294,978
State Street Corp.	257,000	11,963,350

		23,402,203

Chemicals 3.3%
Air Products & Chemicals, Inc.	84,570	8,078,126
Monsanto Co.	90,000	6,123,600
PPG Industries, Inc.	43,740	4,140,866
Praxair, Inc.	88,100	9,375,602

		27,718,194

Commercial Banks 4.8%
PNC Financial Services Group, Inc.	157,475	9,816,991
Royal Bank of Canada	109,400	6,891,339
U.S. Bancorp	281,750	7,274,785
Wells Fargo & Co.	581,385	16,924,117

		40,907,232

Communications Equipment 3.0%
Cisco Systems, Inc.	809,470	14,214,293
QUALCOMM, Inc.	197,100	11,203,164

		25,417,457

Computers & Peripherals 0.8%
EMC Corp.*	241,700	6,849,778

Construction & Engineering 0.2%
Fluor Corp.	27,475	1,921,602

Diversified Financial Services 3.5%
IntercontinentalExchange, Inc.*	53,500	6,438,725
JPMorgan Chase & Co.	511,108	23,321,858

		29,760,583

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.6%
TELUS Corp.	90,449	$4,766,461

Electrical Equipment 1.3%
Emerson Electric Co.	184,400	11,204,144

Energy Equipment & Services 1.6%
Schlumberger Ltd.	73,600	6,605,600
Tidewater, Inc.	110,800	6,593,708

		13,199,308

Food & Staples Retailing 3.1%
CVS Caremark Corp.	335,660	12,164,318
Sysco Corp.	263,225	7,609,835
Wal-Mart Stores, Inc.	116,790	6,421,114

		26,195,267

Food Products 4.3%
ConAgra Foods, Inc.	313,490	7,664,830
General Mills, Inc.	209,875	8,096,978
Kellogg Co.	164,100	9,398,007
Kraft Foods, Inc., Class A	332,600	11,168,708

		36,328,523

Health Care Equipment & Supplies 4.5%
Baxter International, Inc.	302,930	17,236,717
Medtronic, Inc.	281,100	11,735,925
St. Jude Medical, Inc.	171,816	9,181,847

		38,154,489

Health Care Providers & Services 3.3%
Aetna, Inc.	174,257	7,210,755
Quest Diagnostics, Inc.	226,745	12,783,883
UnitedHealth Group, Inc.	157,945	7,775,632

		27,770,270

Hotels, Restaurants & Leisure 1.3%
McDonald’s Corp.	102,475	8,024,817
Starwood Hotels & Resorts Worldwide, Inc.	53,800	3,204,866

		11,229,683

Household Products 2.7%
Kimberly-Clark Corp.	73,125	4,830,638
Procter & Gamble Co. (The)	272,930	17,713,157

		22,543,795

Industrial Conglomerates 1.9%
3M Co.	168,505	16,380,371

Information Technology Services 4.0%
Alliance Data Systems Corp. * (a)	86,700	8,236,500
Cognizant Technology Solutions Corp., Class A*	113,300	9,392,570

12	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
International Business Machines Corp.	47,710	$8,138,372
Visa, Inc., Class A	97,200	7,593,264

		33,360,706

Insurance 5.6%
Aflac, Inc.	110,600	6,214,614
Assurant, Inc.	95,245	3,781,226
Chubb Corp.	64,235	4,187,480
Marsh & McLennan Cos., Inc.	167,525	5,072,657
MetLife, Inc.	222,701	10,420,180
Prudential Financial, Inc.	118,005	7,483,877
Travelers Cos., Inc. (The)	162,645	10,292,176

		47,452,210

Internet Software & Services 0.8%
Yahoo!, Inc.*	394,100	6,995,275

Leisure Equipment & Products 0.2%
Mattel, Inc.	72,330	1,932,658

Machinery 4.2%
Deere & Co.	72,967	7,114,283
Dover Corp.	110,835	7,541,213
Illinois Tool Works, Inc.	142,235	8,307,946
PACCAR, Inc.	85,600	4,546,216
Parker Hannifin Corp.	80,065	7,551,731

		35,061,389

Media 0.8%
Comcast Corp., Class A	268,600	7,048,064

Oil, Gas & Consumable Fuels 13.4%
Anadarko Petroleum Corp.	173,810	13,720,562
Apache Corp.	162,365	21,654,620
Devon Energy Corp.	158,380	14,412,580
EOG Resources, Inc.	168,865	19,066,547
Exxon Mobil Corp.	192,010	16,896,880
Hess Corp.	102,240	8,788,550
Occidental Petroleum Corp.	161,420	18,448,692

		112,988,431

Pharmaceuticals 6.2%
Abbott Laboratories	230,350	11,987,414
Johnson & Johnson	264,230	17,365,196
Merck & Co., Inc.	301,230	10,829,218
Pfizer, Inc.	569,417	11,934,980

		52,116,808

Road & Rail 1.4%
Canadian National Railway Co.	149,200	11,552,556

Semiconductors & Semiconductor Equipment 1.3%
Linear Technology Corp.	111,990	3,897,252

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.*	467,200	$7,208,896

		11,106,148

Software 4.1%
Microsoft Corp.	364,400	9,481,688
Oracle Corp.	402,700	14,517,335
Solera Holdings, Inc.	191,900	10,554,500

		34,553,523

Specialty Retail 2.4%
Staples, Inc.	481,125	10,170,983
TJX Cos., Inc.	109,700	5,882,114
Urban Outfitters, Inc.*	142,537	4,484,214

		20,537,311

Tobacco 1.1%
Philip Morris International, Inc.	132,300	9,186,912

Total Common Stocks (cost $674,687,163)		827,592,676

Mutual Fund 1.8%
Money Market Fund 1.8%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (b)	15,104,964	15,104,964

Total Mutual Fund (cost $15,104,964)		15,104,964

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $2,349,065, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $2,396,037 (c)	$2,349,056	2,349,056

Total Repurchase Agreement (cost $2,349,056)		2,349,056

Total Investments (cost $692,141,183) (d) — 100.1%		845,046,696
Liabilities in excess of other assets — (0.1%)		(1,247,356)

NET ASSETS — 100.0%		$843,799,340

2011 Semiannual Report	13

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $2,342,890.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $2,349,056.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Fund
Assets:
Investments, at value (cost $689,792,127)*	$842,697,640
Repurchase agreement, at value and cost	2,349,056

Total Investments	845,046,696

Cash	127,777
Dividends receivable	714,440
Security lending income receivable	238
Receivable for investments sold	2,703,846
Receivable for capital shares issued	154,088
Prepaid expenses	87,032

Total Assets	848,834,117

Liabilities:
Payable for investments purchased	1,749,817
Payable for capital shares redeemed	147,839
Payable upon return of securities loaned (Note 2)	2,349,056
Accrued expenses and other payables:
Investment advisory fees	398,041
Fund administration fees	73,203
Distribution fees	21,193
Administrative servicing fees	51,995
Accounting and transfer agent fees	155,657
Trustee fees	3,890
Custodian fees	27,065
Compliance program costs (Note 3)	3,857
Professional fees	33,652
Printing fees	9,609
Other	9,903

Total Liabilities	5,034,777

Net Assets	$843,799,340

Represented by:
Capital	$1,017,619,397
Accumulated undistributed net investment income	1,322,547
Accumulated net realized losses from investment and foreign currency transactions	(328,048,511)
Net unrealized appreciation/(depreciation) from investments	152,905,513
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	394

Net Assets	$843,799,340

Net Assets:
Class A Shares	$73,430,574
Class B Shares	5,710,618
Class C Shares	2,071,758
Class D Shares	762,529,572
Class R2 Shares	56,818

Total	$843,799,340

*	Includes value of securities on loan of $2,342,890 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	15

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,885,972
Class B Shares	399,877
Class C Shares	145,385
Class D Shares	51,428,392
Class R2 Shares	3,843

Total	56,863,469

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.03
Class B Shares (a)	$14.28
Class C Shares (b)	$14.25
Class D Shares	$14.83
Class R2 Shares	$14.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.95

Class D Shares	$15.53

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$7,604,344
Income from securities lending (Note 2)	9,213
Other income	4,476
Interest income	16
Foreign tax withholding	(57,237)

Total Income	7,560,812

EXPENSES:
Investment advisory fees	2,429,877
Fund administration fees	398,115
Distribution fees Class A	79,790
Distribution fees Class B	26,124
Distribution fees Class C	4,794
Distribution fees Class R2	49
Administrative servicing fees Class A	4,392
Administrative servicing fees Class D	193,385
Administrative servicing fees Class R2	2
Registration and filing fees	48,833
Professional fees	18,925
Printing fees	56,235
Trustee fees	12,602
Custodian fees	48,923
Accounting and transfer agent fees	193,329
Compliance program costs (Note 3)	914
Other	17,559

Total expenses before earnings credit and fees waived	3,533,848

Earnings credit (Note 5)	(4,374)
Investment advisory fees waived (Note 3)	(46,053)

Net Expenses	3,483,421

NET INVESTMENT INCOME	4,077,391

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	59,377,652
Net realized gains from foreign currency transactions (Note 2)	714

Net realized gains from investment and foreign currency transactions	59,378,366

Net change in unrealized appreciation/(depreciation) from investments†	65,178,330
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(138)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	65,178,192

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	124,556,558

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$128,633,949

†	Includes unrealized depreciation of $3,192,267 from merger (Note 10).

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	17

Statements of Changes in Net Assets

	Nationwide Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$4,077,391	$6,194,451
Net realized gains from investment, forward and foreign currency transactions	59,378,366	68,123,081
Net change in unrealized appreciation from investments and translations of assets and liabilities denominated in foreign currencies	65,178,192	24,134,284

Change in net assets resulting from operations	128,633,949	98,451,816

Distributions to Shareholders From:
Net investment income:
Class A	(212,221)	(363,674)
Class B	(4,817)	(7,239)
Class C	(1,352)	(743)
Class D	(3,361,455)	(5,606,564)
Class R2	(62)	(21)
Institutional Class (a)	–	(9)

Change in net assets from shareholder distributions	(3,579,907)	(5,978,250)

Change in net assets from capital transactions	(112,120,901)	49,216,413

Change in net assets	12,933,141	141,689,979

Net Assets:
Beginning of period	830,866,199	689,176,220

End of period	$843,799,340	$830,866,199

Accumulated undistributed net investment income at end of period	$1,322,547	$825,063

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,186,471	$3,444,450
Proceeds from shares issued from merger (Note 10)	14,154,038	–
Dividends reinvested	206,541	354,199
Cost of shares redeemed	(9,490,590)	(15,179,228)

Total Class A	7,056,460	(11,380,579)

Class B Shares
Proceeds from shares issued	219,933	599,983
Proceeds from shares issued from merger (Note 10)	663,017	–
Dividends reinvested	4,754	7,187
Cost of shares redeemed	(963,544)	(1,925,661)

Total Class B	(75,840)	(1,318,491)

Class C Shares
Proceeds from shares issued	17,653	66,465
Proceeds from shares issued from merger (Note 10)	1,617,552	–
Dividends reinvested	585	263
Cost of shares redeemed	(135,586)	(161,250)

Total Class C	1,500,204	(94,522)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

18	Semiannual Report 2011

	Nationwide Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$12,087,878	$131,254,469
Dividends reinvested	3,206,927	5,348,209
Cost of shares redeemed	(135,948,892)	(74,585,913)

Total Class D	(120,654,087)	62,016,765

Class R2 Shares
Proceeds from shares issued	184	1,000
Proceeds from shares issued from merger (Note 10)	53,222	–
Dividends reinvested	62	21
Cost of shares redeemed	–	(7,762)

Total Class R2	53,468	(6,741)

Institutional Class Shares(a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	9
Cost of shares redeemed	(1,106)	(1,028)

Total Institutional Class	(1,106)	(19)

Change in net assets from capital transactions	$(112,120,901)	$49,216,413

SHARE TRANSACTIONS:
Class A Shares
Issued	155,025	277,911
Issued in merger (Note 10)	979,192	–
Reinvested	14,969	29,035
Redeemed	(669,402)	(1,237,971)

Total Class A Shares	479,784	(931,025)

Class B Shares
Issued	16,572	51,095
Issued in merger (Note 10)	48,247	–
Reinvested	364	621
Redeemed	(72,285)	(164,915)

Total Class B Shares	(7,102)	(113,199)

Class C Shares
Issued	1,301	5,607
Issued in merger (Note 10)	117,892	–
Reinvested	44	23
Redeemed	(10,383)	(13,597)

Total Class C Shares	108,854	(7,967)

Class D Shares
Issued	880,542	11,152,496
Reinvested	235,576	444,341
Redeemed	(9,939,109)	(6,124,577)

Total Class D Shares	(8,822,991)	5,472,260

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	19

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	13	85
Issued in merger (Note 10)	3,740	–
Reinvested	4	2
Redeemed	–	(617)

Total Class R2 Shares	3,757	(530)

Institutional Class Shares(a)
Issued	–	86
Reinvested	–	1
Redeemed	(86)	(87)

Total Institutional Class Shares	(86)	–

Total change in shares	(8,237,784)	4,419,539

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

20	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbu rsements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$12.93	0.05	2.10	2.15	(0.05)	–	(0.05)	–	$15.03	16.63%		$73,430,574	1.03%	0.79%		1.04%	13.35%	(g)
Year Ended October 31, 2010 (f)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%		$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (f)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%		$61,414,353	1.17%	1.13%		1.17%	145.13%
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%	)	$62,064,995	1.01%	1.14%		1.01%	353.47%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%		$124,572,619	0.97%	0.88%		0.97%	373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	–	$20.75	14.65%		$117,938,002	1.04%	0.91%		1.04%	245.80%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$12.30	–	1.99	1.99	(0.01)	–	(0.01)	–	$14.28	16.21%		$5,710,618	1.76%	0.06%		1.77%	13.35%	(g)
Year Ended October 31, 2010 (f)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%		$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%		$5,707,151	1.86%	0.50%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%	)	$7,336,269	1.73%	0.42%		1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%		$17,114,110	1.71%	0.14%		1.72%	373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	–	$20.05	13.83%		$20,454,791	1.76%	0.21%		1.76%	245.80%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$12.27	–	2.00	2.00	(0.02)	–	(0.02)	–	$14.25	16.27%		$2,071,758	1.74%	0.06%		1.75%	13.35%	(g)
Year Ended October 31, 2010 (f)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%		$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%		$487,402	1.86%	0.43%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%	)	$441,929	1.73%	0.43%		1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%		$817,742	1.71%	0.15%		1.72%	373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	–	$20.03	13.89%		$865,856	1.75%	0.20%		1.75%	245.80%

Class D Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$12.75	0.07	2.07	2.14	(0.06)	–	(0.06)	–	$14.83	16.83%		$762,529,572	0.82%	1.01%		0.83%	13.35%	(g)
Year Ended October 31, 2010 (f)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%		$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (f)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%		$621,559,334	0.92%	1.39%		0.92%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%	)	$631,946,652	0.79%	1.36%		0.79%	353.47%
Year Ended October 31, 2007 (f)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%		$1,169,204,760	0.76%	1.08%		0.76%	373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	–	$20.55	14.95%		$1,137,817,209	0.80%	1.14%		0.80%	245.80%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R2 Shares(h)
Six Months Ended April 30, 2011 (Unaudited) (f)	$12.74	0.04	2.04	2.08	(0.04)	–	(0.04)	–	$14.78	16.37%		$56,818	1.28%	0.50%	1.29%	13.35%	(g)
Year Ended October 31, 2010 (f)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%		$1,096	1.30%	0.53%	1.30%	62.51%
Year Ended October 31, 2009 (f)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%		$7,001	1.37%	0.88%	1.37%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%	)	$5,430	1.22%	0.93%	1.22%	353.47%
Year Ended October 31, 2007 (f)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%		$22,345	1.26%	0.50%	1.26%	373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	–	$20.58	14.71%		$1,398	0.96%	0.93%	0.96%	245.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective February 28, 2009, Class R shares were renamed Class R2 shares.

The accompanying notes are an integral part of these financial statements.

22	Semiannual Report 2011

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Growth Fund (Class D at NAV) returned 17.42% versus 16.96% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 850 funds as of April 30, 2011) was 15.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The greatest contributors to relative Fund performance during the reporting period were Fund holdings in Baker Hughes Inc., Concho Resources Inc. and Caterpillar Inc.

Baker Hughes, an oilfield services company, benefited from higher revenue in North America, coupled with improving international revenues and margins. Concho Resources, an independent oil and natural gas company, reported significant growth in proved reserves during the reporting period due to a combination of acquisitions and organic reserve replacement. Caterpillar shares traded higher during the reporting period; continued growth in overseas markets, an improving environment for North American construction, strong demand for mining products, and low inventory levels suggested that the longer-term outlook for heavy equipment sales would remain bright.

What areas of investment detracted from Fund performance?

The main detractors from relative Fund performance during the reporting period were Fund holdings in Google Inc., Broadcom Corp. and NIKE, Inc.

Google disappointed during the reporting period as earnings only met, and did not exceed, consensus expectations, mainly due to increased costs related to hiring and bonuses given to employees. Broadcom, a provider of global positioning system (GPS), WiFi and Bluetooth solutions for the iPad and many other wireless devices, hurt relative Fund performance due to elevated inventory levels. Despite better-than-expected revenue growth during the reporting period, the relative performance of NIKE was dampened by the effect of cost inflation on margins The company was particularly affected by the higher cost of manufacturing cotton-based products.

Subadviser:

Turner Investment Partners, Inc.

Portfolio Manager:

Christopher E. Baggini, CFA

2011 Semiannual Report	23

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	17.06%	22.56%	5.58%	2.50%
	w/SC2	10.33%	15.48%	4.33%	1.90%
Class B	w/o SC1	16.62%	21.54%	4.84%	1.69%
	w/SC3	11.62%	16.54%	4.50%	1.69%
Class C4	w/o SC1	16.62%	21.54%	4.82%	1.70%
	w/SC5	15.62%	20.54%	4.82%	1.70%
Class D	w/o SC1	17.42%	22.93%	5.90%	2.82%
	w/SC6	12.12%	17.42%	4.92%	2.35%
Class R2[4,7,8]		16.98%	22.01%	5.21%	2.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Institutional Service Class shares (1/2/02), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.41%	1.38%
Class B	2.15%	2.12%
Class C	2.15%	2.12%
Class D	1.15%	1.12%
Class R2	1.82%	1.79%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24	Semiannual Report 2011

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Growth Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,170.60	7.10	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32
Class B Shares	Actual		1,000.00	1,166.20	11.06	2.06
	Hypothetical	[b]	1,000.00	1,014.58	10.29	2.06
Class C Shares	Actual		1,000.00	1,166.20	11.01	2.05
	Hypothetical	[b]	1,000.00	1,014.63	10.24	2.05
Class D Shares	Actual		1,000.00	1,174.20	5.71	1.06
	Hypothetical	[b]	1,000.00	1,019.54	5.31	1.06
Class R2 Shares	Actual		1,000.00	1,169.80	9.41	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	25

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Growth Fund

Asset Allocation
Common Stocks	98.0%
Mutual Fund	2.5%
Liabilities in excess of other assets	(0.5)%

100.0%

Top Industries †
Software	8.4%
Machinery	8.0%
Computers & Peripherals	7.4%
Oil, Gas & Consumable Fuels	6.8%
Communications Equipment	6.4%
Energy Equipment & Services	4.9%
Hotels, Restaurants & Leisure	4.7%
Pharmaceuticals	4.5%
Semiconductors & Semiconductor Equipment	4.4%
Chemicals	4.4%
Other Industries	40.1%

100.0%

Top Holdings †
Apple, Inc.	5.3%
Oracle Corp.	3.5%
Google, Inc., Class A	3.3%
QUALCOMM, Inc.	2.8%
Invesco Liquid Assets Portfolio — Institutional Class	2.4%
Schlumberger Ltd.	2.3%
Parker Hannifin Corp.	2.0%
Caterpillar, Inc.	2.0%
Juniper Networks, Inc.	2.0%
Mead Johnson Nutrition Co.	1.6%
Other Holdings	72.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Growth Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 0.9%
Precision Castparts Corp.	9,510	$1,469,485

Air Freight & Logistics 1.3%
FedEx Corp.	21,000	2,009,070

Auto Components 1.1%
TRW Automotive Holdings Corp. *	30,540	1,742,612

Beverages 0.8%
PepsiCo, Inc.	17,830	1,228,309

Capital Markets 1.9%
Charles Schwab Corp. (The)	75,640	1,384,969
Invesco Ltd.	68,030	1,691,906

		3,076,875

Chemicals 4.4%
CF Industries Holdings, Inc.	18,040	2,553,562
E.I. du Pont de Nemours & Co.	30,620	1,738,910
Eastman Chemical Co.	13,900	1,490,775
International Flavors & Fragrances, Inc.	19,400	1,232,288

		7,015,535

Communications Equipment 6.4%
Acme Packet, Inc. *	16,900	1,396,109
JDS Uniphase Corp. *	55,260	1,151,619
Juniper Networks, Inc. *	83,240	3,190,589
QUALCOMM, Inc.	80,530	4,577,325

		10,315,642

Computers & Peripherals 7.4%
Apple, Inc. *	24,260	8,448,060
EMC Corp. *	74,500	2,111,330
SanDisk Corp. *	27,000	1,326,780

		11,886,170

Diversified Financial Services 3.2%
Citigroup, Inc. *	347,020	1,592,822
IntercontinentalExchange, Inc. *	16,080	1,935,228
NYSE Euronext	40,300	1,614,015

		5,142,065

Electrical Equipment 0.7%
Rockwell Automation, Inc.	13,300	1,158,829

Energy Equipment & Services 4.9%
Baker Hughes, Inc.	33,870	2,621,876
Cameron International Corp. *	30,540	1,610,069
Schlumberger Ltd.	40,200	3,607,950

		7,839,895

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 2.2%
Walgreen Co.	59,210	$2,529,451
Whole Foods Market, Inc.	16,700	1,048,092

		3,577,543

Food Products 2.4%
JM Smucker Co. (The)	15,000	1,126,050
Mead Johnson Nutrition Co.	39,490	2,641,091

		3,767,141

Health Care Equipment & Supplies 2.0%
Covidien PLC	28,400	1,581,596
Medtronic, Inc.	40,530	1,692,127

		3,273,723

Health Care Providers & Services 3.6%
Express Scripts, Inc. *	30,648	1,738,968
HealthSouth Corp. *	54,700	1,401,961
McKesson Corp.	31,600	2,623,116

		5,764,045

Hotels, Restaurants & Leisure 4.7%
Las Vegas Sands Corp. *	43,710	2,054,807
Royal Caribbean Cruises Ltd. *	24,300	967,626
Starbucks Corp.	63,635	2,302,951
Starwood Hotels & Resorts Worldwide, Inc.	37,660	2,243,406

		7,568,790

Household Durables 1.1%
Stanley Black & Decker, Inc.	23,300	1,692,745

Information Technology Services 3.1%
Cognizant Technology Solutions Corp., Class A *	20,720	1,717,688
International Business Machines Corp.	9,700	1,654,626
MasterCard, Inc., Class A	5,750	1,586,368

		4,958,682

Internet & Catalog Retail 0.8%
Amazon.com, Inc. *	6,310	1,239,915

Internet Software & Services 3.3%
Google, Inc., Class A *	9,810	5,337,621

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc. *	23,820	1,188,856

Machinery 8.1%
Caterpillar, Inc.	28,250	3,260,332
Cummins, Inc.	18,210	2,188,478
Danaher Corp.	39,190	2,164,856
Deere & Co.	21,070	2,054,325
Parker Hannifin Corp.	34,640	3,267,245

		12,935,236

2011 Semiannual Report	27

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 1.2%
Viacom, Inc., Class B	37,700	$1,928,732

Metals & Mining 1.3%
Cliffs Natural Resources, Inc.	12,050	1,129,326
Silver Wheaton Corp.	22,500	913,950

		2,043,276

Multiline Retail 1.1%
Nordstrom, Inc.	36,900	1,754,595

Oil, Gas & Consumable Fuels 6.8%
Anadarko Petroleum Corp.	19,060	1,504,596
Cabot Oil & Gas Corp.	19,950	1,122,786
Cimarex Energy Co.	10,360	1,145,713
Concho Resources, Inc. *	19,000	2,030,150
Devon Energy Corp.	20,200	1,838,200
Marathon Oil Corp.	38,410	2,075,676
Peabody Energy Corp.	18,130	1,211,447

		10,928,568

Personal Products 0.6%
Estee Lauder Cos., Inc. (The), Class A	10,000	970,000

Pharmaceuticals 4.5%
Abbott Laboratories	28,790	1,498,231
Allergan, Inc.	30,930	2,460,791
Shire PLC ADR-IE	13,000	1,211,730
Watson Pharmaceuticals, Inc. *	34,000	2,108,680

		7,279,432

Professional Services 1.1%
Manpower, Inc.	25,730	1,704,612

Road & Rail 1.2%
Union Pacific Corp.	18,810	1,946,271

Semiconductors & Semiconductor Equipment 4.4%
Altera Corp.	26,800	1,305,160
Broadcom Corp., Class A *	58,300	2,050,994
Netlogic Microsystems, Inc. *	30,650	1,321,934
Texas Instruments, Inc.	34,670	1,231,825
Varian Semiconductor Equipment Associates, Inc. *	29,060	1,218,486

		7,128,399

Software 8.5%
Autodesk, Inc. *	45,530	2,047,939
Check Point Software Technologies Ltd. *	37,800	2,076,354
Citrix Systems, Inc. *	20,800	1,754,272

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Oracle Corp.	158,070	$5,698,424
Salesforce.com, Inc. *	14,680	2,034,648

		13,611,637

Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	27,320	1,634,009
NIKE, Inc., Class B	24,680	2,031,658

		3,665,667

Total Common Stocks (cost $131,054,630)		157,149,973

Mutual Fund 2.5%
Money Market Fund 2.5%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (a)	3,938,386	3,938,386

Total Mutual Fund (cost $3,938,386)		3,938,386

Total Investments (cost $134,993,016) (b) — 100.5%		161,088,359

Liabilities in excess of other assets — (0.5%)		(743,564)

NET ASSETS — 100.0%		$160,344,795

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2011.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

28	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Growth Fund
Assets:
Investments, at value (cost $134,993,016)	$161,088,359
Dividends receivable	69,704
Receivable for investments sold	2,549,520
Receivable for capital shares issued	45,773
Prepaid expenses	42,221

Total Assets	163,795,577

Liabilities:
Payable for investments purchased	3,097,917
Payable for capital shares redeemed	97,726
Accrued expenses and other payables:
Investment advisory fees	71,954
Fund administration fees	34,027
Distribution fees	5,140
Administrative servicing fees	8,439
Accounting and transfer agent fees	98,900
Trustee fees	422
Custodian fees	6,076
Compliance program costs (Note 3)	709
Professional fees	12,572
Printing fees	16,900

Total Liabilities	3,450,782

Net Assets	$160,344,795

Represented by:
Capital	$158,693,658
Accumulated distributions in excess of net investment income	(186,011)
Accumulated net realized losses from investment transactions	(24,258,195)
Net unrealized appreciation/(depreciation) from investments	26,095,343

Net Assets	$160,344,795

Net Assets:
Class A Shares	$14,219,003
Class B Shares	1,943,784
Class C Shares	942,531
Class D Shares	143,130,767
Class R2 Shares	108,710

Total	$160,344,795

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,512,157
Class B Shares	232,677
Class C Shares	112,831
Class D Shares	14,792,542
Class R2 Shares	11,604

Total	16,661,811

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	29

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.40
Class B Shares (a)	$8.35
Class C Shares (b)	$8.35
Class D Shares	$9.68
Class R2 Shares	$9.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.97

Class D Shares	$10.14

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$681,992
Other income	786

Total Income	682,778

EXPENSES:
Investment advisory fees	458,689
Fund administration fees	181,010
Distribution fees Class A	16,288
Distribution fees Class B	9,733
Distribution fees Class C	3,850
Distribution fees Class R2	329
Administrative servicing fees Class A	578
Administrative servicing fees Class D	2,146
Administrative servicing fees Class R2	119
Registration and filing fees	38,942
Professional fees	12,392
Printing fees	32,219
Trustee fees	2,435
Custodian fees	17,969
Accounting and transfer agent fees	93,065
Compliance program costs (Note 3)	134
Other	6,066

Total expenses before earnings credit and fees waived	875,964
Earnings credit (Note 5)	(2,090)
Investment advisory fees waived (Note 3)	(31,907)

Net Expenses	841,967

NET INVESTMENT LOSS	(159,189)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	15,167,947
Net change in unrealized appreciation/(depreciation) from investments	9,322,286

Net realized/unrealized gains from investments	24,490,233

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,331,044

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	31

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income (loss)	$(159,189)	$190,428
Net realized gains from investment transactions	15,167,947	21,823,753
Net change in unrealized appreciation from investments	9,322,286	5,782,067

Change in net assets resulting from operations	24,331,044	27,796,248

Distributions to Shareholders From:
Net investment income:
Class A	–	(7,553)
Class B	–	–
Class C	–	–
Class D	(102,538)	(184,561)
Class R2	–	(69)
Institutional Service Class (a)	–	(2)
Institutional Class (a)	–	(2)

Change in net assets from shareholder distributions	(102,538)	(192,187)

Change in net assets from capital transactions	(7,327,666)	(12,813,818)

Change in net assets	16,900,840	14,790,243

Net Assets:
Beginning of period	143,443,955	128,653,712

End of period	$160,344,795	$143,443,955

Accumulated undistributed net investment income (loss) at end of period	$(186,011)	$75,716

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,885,850	$1,826,706
Dividends reinvested	–	7,184
Cost of shares redeemed	(1,738,667)	(2,363,332)

Total Class A	147,183	(529,442)

Class B Shares
Proceeds from shares issued	117,542	121,617
Dividends reinvested	–	–
Cost of shares redeemed	(356,197)	(433,106)

Total Class B	(238,655)	(311,489)

Class C Shares
Proceeds from shares issued	251,504	137,387
Dividends reinvested	–	–
Cost of shares redeemed	(66,179)	(76,103)

Total Class C	185,325	61,284

(a)	Effective November 29, 2011, Institutional Service Class and Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2011

	Nationwide Growth Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$3,099,338	$2,559,738
Dividends reinvested	99,414	178,986
Cost of shares redeemed	(10,508,248)	(14,740,135)

Total Class D	(7,309,496)	(12,001,411)

Class R2 Shares
Proceeds from shares issued	3,997	10,793
Dividends reinvested	–	27
Cost of shares redeemed	(113,576)	(43,339)

Total Class R2	(109,579)	(32,519)

Institutional Service Class Shares(a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	2
Cost of shares redeemed	(1,222)	(1,120)

Total Institutional Service Class	(1,222)	(118)

Institutional Class Shares(a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	2
Cost of shares redeemed	(1,222)	(1,125)

Total Institutional Class	(1,222)	(123)

Change in net assets from capital transactions	$(7,327,666)	$(12,813,818)

SHARE TRANSACTIONS:
Class A Shares
Issued	211,519	255,609
Reinvested	–	1,023
Redeemed	(198,553)	(326,377)

Total Class A Shares	12,966	(69,745)

Class B Shares
Issued	14,922	18,648
Reinvested	–	–
Redeemed	(45,192)	(67,632)

Total Class B Shares	(30,270)	(48,984)

Class C Shares
Issued	31,515	21,390
Reinvested	–	–
Redeemed	(8,468)	(12,142)

Total Class C Shares	23,047	9,248

Class D Shares
Issued	338,673	342,690
Reinvested	11,132	24,860
Redeemed	(1,148,945)	(1,970,355)

Total Class D Shares	(799,140)	(1,602,805)

(a)	Effective November 29, 2011, Institutional Service Class and Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	33

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	449	1,487
Reinvested	–	4
Redeemed	(13,628)	(5,642)

Total Class R2 Shares	(13,179)	(4,151)

Institutional Service Class Shares(a)
Issued	–	144
Reinvested	–	1
Redeemed	(144)	(159)

Total Institutional Service Class Shares	(144)	(14)

Institutional Class Shares(a)
Issued	–	144
Reinvested	–	–
Redeemed	(144)	(159)

Total Institutional Class Shares	(144)	(15)

Total change in shares	(806,864)	(1,716,466)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2011, Institutional Service Class and Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

34	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.03	(0.02)	1.39	1.37	–	–	–	$9.40	17.06%		$14,219,003	1.32%	(0.43%	)	1.36%	87.38%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%	)	$9,957,021	1.12%	–		1.12%	217.15%
Year Ended October 31, 2007 (f)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%		$18,240,558	1.12%	(0.05%	)	1.12%	262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	–	$7.20	7.62%		$12,815,818	1.15%	(0.29%	)	1.15%	284.67%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.16	(0.05)	1.24	1.19	–	–	–	$8.35	16.62%		$1,943,784	2.06%	(1.16%	)	2.10%	87.38%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$1,881,612	2.06%	(0.81%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$1,837,536	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%	)	$2,039,665	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%		$4,288,651	1.81%	(0.72%	)	1.82%	262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	–	$6.58	6.99%		$4,444,688	1.80%	(0.94%	)	1.80%	284.67%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.16	(0.05)	1.24	1.19	–	–	–	$8.35	16.62%		$942,531	2.06%	(1.18%	)	2.10%	87.38%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%	)	$623,431	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%		$2,743,798	1.79%	(0.79%	)	1.79%	262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	–	$6.58	6.82%		$777,448	1.77%	(0.93%	)	1.77%	284.67%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class D Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.25	(0.01)	1.45	1.44	(0.01)	(0.01)	–	$9.68	17.42%		$143,130,767	1.06%	(0.17%	)	1.10%	87.38%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%	)	$108,364,868	0.82%	0.31%		0.82%	217.15%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%		$192,849,322	0.81%	0.27%		0.82%	262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	–	$7.35	7.93%		$182,519,298	0.80%	0.05%		0.80%	284.67%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.01	(0.04)	1.40	1.36	–	–	–	$9.37	16.98%		$108,710	1.75%	(0.81%	)	1.79%	87.38%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%	)	$996	1.48%	(0.36%	)	1.48%	217.15%
Year Ended October 31, 2007 (f)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%		$1,602	1.48%	(0.44%	)	1.49%	262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	–	$7.27	7.39%		$1,265	1.28%	(0.47%	)	1.28%	284.67%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

36	Semiannual Report 2011

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide International Value Fund (Class A at NAV) returned 10.40% versus 12.11% for its benchmark, the MSCI EAFE® Value Index and 12.71% for its former benchmark, the MSCI EAFE® Index*. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 113 funds as of April 30, 2011) was 11.79% for the same time period.

*	The benchmark for the Nationwide International Value Fund changed from the MSCI EAFE® Index to the MSCI EAFE® Value Index effective as of October 1, 2010.

What areas of investment provided the most positive relative returns for the Fund?

One of the strongest contributors to relative Fund performance was Fund holding Suncor Energy Inc., a Canada-based, integrated energy company that benefited from rising energy prices and strong earnings. Another solid contributor to Fund performance was Xstrata plc, an Anglo-Swiss, diversified mining company that benefited from rising commodity prices, earnings that beat forecasts and a positive outlook for 2011. Fund holding Japan Tobacco Inc. also contributed to Fund performance. Japan Tobacco raised its profit forecast due to smaller domestic volume decline than initially projected. International business results showed steady growth in profit. Defensive Japanese holdings, such as Japan Tobacco, were not hurt as badly as other stocks after the earthquake in Japan in March.

What areas of investment detracted from Fund performance?

During March and April, anxiety over unrest in the Middle East and the aftereffects of the earthquake in Japan led to Fund underperformance versus its benchmark. The Fund was hurt as its holdings in deep-value stocks fell out of favor. The Fund’s holdings in The Tokyo Electric Power Co., Inc. (TEPCO) declined significantly as the company battled to contain a nuclear emergency at its Fukushima Dai-ichi power plant.

Fund performance also was hurt by the Fund’s position in Esprit Holdings Ltd. Headquartered in

Kowloon, Hong Kong, and Ratingen, Germany (near Düsseldorf), the holding company is principally engaged in the distribution and licensing of fashion and lifestyle products designed under the Esprit brand name. The company was hit hard by the global downturn, and weakness in German department store sales weighed more heavily on Esprit than on its peers, given its geographic footprint.

The Fund’s holdings in AU Optronics Corp., a supplier of flat-panel displays, also disappointed, hurting Fund performance. The company was weak due to the fact that liquid crystal display (LCD) panel prices remained depressed.

What was the impact of investments in derivatives on Fund performance?

The Fund invested in two types of derivatives during the reporting period. Forward currency contracts were sold to hedge exposure, and foreign-currency forwards were purchased such that net exposure to an individual currency exceeded the underlying stock investments in that currency.

Forward-currency exchange contracts also were used in the management of the portfolio. These instruments were expected to generate a small portion of the Fund’s returns over time.

Foreign-currency forwards were used as a defensive hedge back to the Fund’s base currency, the U.S. dollar, as well as to enter into forward positions in excess of underlying equity. The purpose of this strategy is to insulate the Fund’s portfolio returns from adverse currency movements and improve risk-adjusted return. Though currency forwards are not traded on a regulated exchange, the forward market has been in existence for a very long time and is extremely liquid. All currency exposures are marked to market daily, and therefore the risks of the forwards are the same as the risk of the underlying currency.

The overall impact on Fund performance from derivatives was moderately positive.

Subadviser:

AllianceBernstein L.P.

Portfolio Managers:

Henry S. D’Auria, Sharon E. Fay, Eric Franco and

Kevin F. Simms

2011 Semiannual Report	37

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	10.40%	13.22%	(9.15)%
	w/SC2	4.09%	6.75%	(10.74)%
Class C	w/o SC1	9.88%	12.35%	(9.82)%
	w/SC3	8.88%	11.35%	(9.82)%
Institutional Service Class[4]		10.34%	13.16%	(9.16)%
Institutional Class[4]		10.58%	13.57%	(8.93)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.28%	1.25%
Class C	2.03%	2.00%
Institutional Service Class	1.28%	1.25%
Institutional Class	1.03%	1.00%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38	Semiannual Report 2011

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide International Value Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,104.00	6.52	1.25
	Hypothetical	[b]	1,000.00	1,018.60	6.26	1.25
Class C Shares	Actual		1,000.00	1,098.80	10.41	2.00
	Hypothetical	[b]	1,000.00	1,014.88	9.99	2.00
Institutional Service Class Shares	Actual		1,000.00	1,103.40	6.52	1.25
	Hypothetical	[b]	1,000.00	1,018.60	6.26	1.25
Institutional Class Shares	Actual		1,000.00	1,105.80	5.22	1.00
	Hypothetical	[b]	1,000.00	1,019.84	5.01	1.00

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	39

Portfolio Summary	Nationwide International Value Fund

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	97.7%
Repurchase Agreement	9.7%
Mutual Fund	0.5%
Liabilities in excess of other assets	(7.9)%

100.0%

Top Industries †
Commercial Banks	13.4%
Oil, Gas & Consumable Fuels	9.4%
Metals & Mining	7.5%
Pharmaceuticals	6.6%
Insurance	4.5%
Diversified Telecommunication Services	4.5%
Automobiles	4.2%
Auto Components	3.4%
Electric Utilities	3.1%
Tobacco	3.0%
Other Industries*	40.4%

100.0%

Top Holdings †
Rio Tinto PLC	2.6%
AstraZeneca PLC	2.5%
Royal Dutch Shell PLC, Class A	2.4%
Vodafone Group PLC	2.0%
ING Groep NV, CVA	2.0%
National Australia Bank Ltd.	2.0%
E.ON AG	2.0%
Societe Generale	2.0%
Allianz SE REG	1.9%
Novartis AG REG	1.7%
Other Holdings*	78.9%

100.0%

Top Countries †
Japan	21.8%
United Kingdom	15.9%
France	10.5%
Netherlands	6.6%
Germany	6.2%
Switzerland	6.1%
Canada	4.2%
Italy	4.0%
Australia	3.3%
Belgium	1.6%
Other Countries*	19.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purpose of listing top industries, top holdings and top countries, the repurchase agreement is included as part of other.

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide International Value Fund

Common Stocks 97.7%

	Shares	Market Value

AUSTRALIA 3.6%
Capital Markets 0.4%
Macquarie Group Ltd.	13,400	$518,060

Chemicals 0.2%
Incitec Pivot Ltd.	67,100	277,709

Commercial Banks 3.0%
Australia & New Zealand Banking Group Ltd.	40,900	1,089,465
National Australia Bank Ltd.	92,400	2,751,007

		3,840,472

		4,636,241

AUSTRIA 0.8%
Oil, Gas & Consumable Fuels 0.8%
OMV AG	21,700	989,313

BELGIUM 1.7%
Commercial Banks 0.7%
KBC Groep NV*	24,000	976,968

Food & Staples Retailing 1.0%
Delhaize Group SA	14,500	1,254,560

		2,231,528

BRAZIL 0.7%
Metals & Mining 0.7%
Vale SA, ADR	31,900	953,810

CANADA 4.5%
Auto Components 1.1%
Magna International, Inc.	27,300	1,402,871

Chemicals 0.4%
Agrium, Inc.	5,600	507,590

Commercial Banks 1.0%
National Bank of Canada	13,300	1,101,223
Toronto-Dominion Bank (The)	2,846	246,413

		1,347,636

Metals & Mining 0.3%
New Gold, Inc.*	40,600	456,141

Oil, Gas & Consumable Fuels 1.7%
Nexen, Inc.	58,875	1,557,522
Penn West Petroleum Ltd.	23,344	599,051

		2,156,573

		5,870,811

CHINA 0.7%
Oil, Gas & Consumable Fuels 0.4%
China Petroleum & Chemical Corp., H shares (a)	480,000	483,826

Real Estate Management & Development 0.3%
Evergrande Real Estate Group Ltd.	649,000	464,077

		947,903

Common Stocks (continued)

	Shares	Market Value

DENMARK 0.5%
Commercial Banks 0.5%
Danske Bank AS*	24,532	$589,123

FRANCE 11.4%
Auto Components 0.0%†
Faurecia*	598	24,660

Automobiles 1.3%
Renault SA*	28,500	1,735,390

Building Products 0.6%
Compagnie de Saint-Gobain	11,800	814,195

Commercial Banks 3.1%
BNP Paribas	16,723	1,322,029
Societe Generale	40,897	2,733,056

		4,055,085

Construction & Engineering 1.8%
Bouygues SA (a)	45,900	2,284,232

Diversified Telecommunication Services 1.2%
France Telecom SA	63,600	1,490,425

Information Technology Services 0.7%
Cap Gemini SA	14,297	865,983

Media 1.6%
Lagardere SCA	2,195	96,373
Vivendi SA	62,990	1,975,046

		2,071,419

Pharmaceuticals 1.1%
Sanofi-Aventis SA	17,350	1,372,680

		14,714,069

GERMANY 6.7%
Capital Markets 0.5%
Deutsche Bank AG REG	10,600	690,371

Electric Utilities 2.1%
E.ON AG (a)	80,360	2,746,634

Insurance 3.2%
Allianz SE REG (a)	16,770	2,634,753
Muenchener Rueckversicherungs AG REG (a)	8,760	1,446,050

		4,080,803

Metals & Mining 0.9%
ThyssenKrupp AG	23,900	1,098,808

		8,616,616

HONG KONG 1.6%
Real Estate Management & Development 0.6%
New World Development Ltd.	460,223	809,948

Specialty Retail 0.7%
Esprit Holdings Ltd.	204,000	851,362

2011 Semiannual Report	41

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Textiles, Apparel & Luxury Goods 0.3%
Yue Yuen Industrial Holdings Ltd.	104,000	$359,284

		2,020,594

INDIA 0.6%
Metals & Mining 0.6%
Hindalco Industries Ltd.	80,700	395,051
Tata Steel Ltd.	27,300	381,499

		776,550

ITALY 4.3%
Commercial Banks 1.2%
UniCredit SpA	622,395	1,602,861

Diversified Telecommunication Services 1.7%
Telecom Italia SpA (a)	1,059,600	1,593,246
Telecom Italia SpA — RSP	456,400	588,535

		2,181,781

Oil, Gas & Consumable Fuels 1.4%
ENI SpA	65,500	1,753,673

		5,538,315

JAPAN 23.5%
Auto Components 1.7%
Bridgestone Corp.	65,900	1,455,495
NGK Spark Plug Co., Ltd.	26,000	361,918
Sumitomo Rubber Industries Ltd.	30,300	343,351

		2,160,764

Automobiles 3.1%
Nissan Motor Co., Ltd.	202,200	1,945,470
Toyota Motor Corp.	53,000	2,114,231

		4,059,701

Beverages 0.7%
Asahi Breweries Ltd.	47,600	894,207

Building Products 1.1%
Asahi Glass Co., Ltd.	112,000	1,421,987

Chemicals 0.3%
DIC Corp.	174,000	417,113

Commercial Banks 1.6%
Mitsubishi UFJ Financial Group, Inc.	144,400	693,061
Sumitomo Mitsui Financial Group, Inc.	45,100	1,400,890

		2,093,951

Computers & Peripherals 1.4%
Fujitsu Ltd.	151,000	865,183
Toshiba Corp.	188,000	1,001,080

		1,866,263

Diversified Financial Services 0.7%
ORIX Corp.	9,240	907,785

Diversified Telecommunication Services 1.4%
Nippon Telegraph & Telephone Corp.	38,800	1,807,978

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electric Utilities 0.5%
Tokyo Electric Power Co., Inc. (The)	110,900	$594,748

Electrical Equipment 1.9%
Furukawa Electric Co., Ltd.	124,000	492,698
Mitsubishi Electric Corp.	61,000	679,131
Sumitomo Electric Industries Ltd.	87,600	1,219,668

		2,391,497

Gas Utilities 0.4%
Tokyo Gas Co., Ltd.	122,000	544,308

Household Durables 1.7%
Sharp Corp.	133,000	1,223,684
Sony Corp.	35,600	1,005,183

		2,228,867

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	20,100	221,976

Metals & Mining 1.1%
Dowa Holdings Co., Ltd.	55,000	360,703
JFE Holdings, Inc.	39,600	1,083,942

		1,444,645

Office Electronics 0.6%
Konica Minolta Holdings, Inc.	88,500	779,335

Oil, Gas & Consumable Fuels 0.3%
JX Holdings, Inc.	48,100	338,753

Real Estate Management & Development 0.4%
Mitsui Fudosan Co., Ltd.	31,000	538,012

Road & Rail 0.8%
East Japan Railway Co.	8,500	472,434
Nippon Express Co., Ltd.	151,000	601,642

		1,074,076

Semiconductors & Semiconductor Equipment 0.3%
Sumco Corp.*	23,000	443,662

Software 0.3%
Konami Corp.	18,100	360,748

Tobacco 1.8%
Japan Tobacco, Inc.	582	2,261,825

Trading Companies & Distributors 1.2%
Mitsubishi Corp.	35,100	952,181
Mitsui & Co., Ltd.	36,300	645,962

		1,598,143

		30,450,344

NETHERLANDS 7.2%
Chemicals 0.8%
Koninklijke DSM NV (a)	14,905	1,027,354

Diversified Financial Services 2.2%
ING Groep NV, CVA*	212,500	2,799,525

42	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Food & Staples Retailing 0.8%
Koninklijke Ahold NV (a)	70,900	$995,685

Insurance 0.8%
AEGON NV*	131,100	1,042,039

Oil, Gas & Consumable Fuels 2.6%
Royal Dutch Shell PLC, Class A	88,043	3,401,038

		9,265,641

NORWAY 0.6%
Diversified Telecommunication Services 0.6%
Telenor ASA	48,200	832,688

PORTUGAL 0.8%
Electric Utilities 0.8%
EDP - Energias de Portugal SA	242,300	989,914

RUSSIA 1.4%
Oil, Gas & Consumable Fuels 1.4%
Gazprom OAO, ADR	78,800	1,344,328
LUKOIL OAO, ADR	7,710	537,387

		1,881,715

SINGAPORE 0.5%
Industrial Conglomerates 0.5%
SembCorp Industries Ltd.	162,000	715,743

SOUTH AFRICA 0.4%
Industrial Conglomerates 0.4%
Bidvest Group Ltd.	22,452	517,635

SOUTH KOREA 1.7%
Commercial Banks 0.6%
Hana Financial Group, Inc.	9,800	415,801
KB Financial Group, Inc., ADR	6,523	347,611

		763,412

Electronic Equipment, Instruments & Components 0.2%
LG Display Co., Ltd.	6,300	225,988

Household Durables 0.4%
LG Electronics, Inc.	5,890	567,035

Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co. Ltd., GDR (b)	1,450	604,138

		2,160,573

SWITZERLAND 6.6%
Capital Markets 1.0%
UBS AG REG*	67,040	1,341,643

Chemicals 0.4%
Clariant AG REG*	22,300	462,947

Media 0.3%
Informa PLC	55,200	385,159

Metals & Mining 1.6%
Xstrata PLC	80,462	2,063,781

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Pharmaceuticals 3.3%
Novartis AG REG	40,600	$2,407,587
Roche Holding AG	11,400	1,850,447

		4,258,034

		8,511,564

TAIWAN 0.4%
Electronic Equipment, Instruments & Components 0.3%
AU Optronics Corp., ADR*	45,972	372,373

Semiconductors & Semiconductor Equipment 0.1%
Advanced Semiconductor Engineering, Inc., ADR (a)	23,592	139,193

		511,566

TURKEY 0.3%
Commercial Banks 0.3%
Turkiye Is Bankasi, Class C	105,500	373,052

UNITED KINGDOM 17.2%
Aerospace & Defense 1.0%
BAE Systems PLC	235,500	1,292,733

Auto Components 0.9%
GKN PLC	324,200	1,209,750

Commercial Banks 2.3%
Barclays PLC	342,800	1,629,676
Lloyds Banking Group PLC*	1,410,100	1,400,029

		3,029,705

Hotels, Restaurants & Leisure 0.3%
Thomas Cook Group PLC	127,800	366,689

Industrial Conglomerates 0.5%
Cookson Group PLC*	50,000	599,856

Insurance 0.9%
Aviva PLC	160,200	1,198,935

Metals & Mining 2.8%
Rio Tinto PLC	49,900	3,640,970

Oil, Gas & Consumable Fuels 1.7%
BP PLC	281,100	2,160,894

Pharmaceuticals 2.7%
AstraZeneca PLC	71,500	3,547,680

Road & Rail 0.4%
Firstgroup PLC	82,800	449,927

Tobacco 1.5%
Imperial Tobacco Group PLC	54,900	1,936,456

Wireless Telecommunication Services 2.2%
Vodafone Group PLC	968,900	2,800,899

		22,234,494

Total Common Stocks (cost $121,808,960)		126,329,802

2011 Semiannual Report	43

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Value Fund (Continued)

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Invesco Liquid Assets Portfolio - Institutional Class, 0.14% (c)	711,256	$711,256

Total Mutual Fund (cost $711,256)		711,256

Repurchase Agreement 9.7%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $12,523,341, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $12,773,755. (d)	$12,523,289	$12,523,289

Total Repurchase Agreement (cost $12,523,289)		12,523,289

Total Investments (cost $135,043,505) (e) — 107.9%		139,564,347

Liabilities in excess of other assets — (7.9)%		(10,244,793)

NET ASSETS — 100.0%		$129,319,554

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $11,880,074.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $604,138 which represents 0.47% of net assets.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $12,523,289.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

OAO	Open Joint Stock Company

PLC	Public Limited Company

REG	Registered Shares

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

44	Semiannual Report 2011

At April 30, 2011, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	JPMorgan Chase Bank	7/15/11	(1,468,000)	$(1,532,617)	$(1,593,759)	$(61,142)
British Pound	JPMorgan Chase Bank	7/15/11	(2,836,000)	(4,624,481)	(4,732,566)	(108,085)
British Pound	JPMorgan Chase Bank	7/15/11	(2,225,000)	(3,628,163)	(3,712,961)	(84,798)
Canadian Dollar	JPMorgan Chase Bank	7/15/11	(5,449,000)	(5,686,586)	(5,749,044)	(62,458)
Euro	JPMorgan Chase Bank	7/15/11	(1,135,000)	(1,608,942)	(1,677,628)	(68,686)
Euro	JPMorgan Chase Bank	7/15/11	(2,448,000)	(3,470,211)	(3,618,356)	(148,145)
Japanese Yen	JPMorgan Chase Bank	7/15/11	(68,210,000)	(801,396)	(841,226)	(39,830)
Japanese Yen	JPMorgan Chase Bank	7/15/11	(290,387,000)	(3,541,564)	(3,581,307)	(39,743)
Japanese Yen	JPMorgan Chase Bank	7/15/11	(563,211,000)	(6,774,737)	(6,946,012)	(171,275)
Norwegian Krone	JPMorgan Chase Bank	7/15/11	(5,787,000)	(1,031,176)	(1,098,017)	(66,841)
Swiss Franc	JPMorgan Chase Bank	7/15/11	(3,306,000)	(3,701,091)	(3,823,482)	(122,391)
Swiss Franc	JPMorgan Chase Bank	7/15/11	(1,853,000)	(2,074,447)	(2,143,047)	(68,600)

Total Short Contracts				$(38,475,411)	$(39,517,405)	$(1,041,994)

Long Contracts:
Australian Dollar	JPMorgan Chase Bank	7/15/11	2,202,000	$2,292,238	$2,390,638	$98,400
Australian Dollar	JPMorgan Chase Bank	7/15/11	1,962,000	1,956,330	2,130,078	173,748
British Pound	JPMorgan Chase Bank	7/15/11	2,225,000	3,639,254	3,712,961	73,707
Canadian Dollar	JPMorgan Chase Bank	7/15/11	387,000	404,043	408,310	4,267
Euro	JPMorgan Chase Bank	7/15/11	1,135,000	1,569,512	1,677,628	108,116
Euro	JPMorgan Chase Bank	7/15/11	6,225,000	8,963,845	9,201,090	237,245
Euro	JPMorgan Chase Bank	7/15/11	2,448,000	3,525,059	3,618,356	93,297
Norwegian Krone	JPMorgan Chase Bank	7/15/11	5,787,000	1,068,768	1,098,017	29,249
Norwegian Krone	JPMorgan Chase Bank	7/15/11	30,738,000	5,676,821	5,832,181	155,360
Swedish Krona	JPMorgan Chase Bank	7/15/11	16,860,000	2,693,333	2,778,819	85,486
Swedish Krona	JPMorgan Chase Bank	7/15/11	22,126,000	3,551,747	3,646,747	95,000
Swiss Franc	JPMorgan Chase Bank	7/15/11	2,405,000	2,664,348	2,781,451	117,103
Swiss Franc	JPMorgan Chase Bank	7/15/11	901,000	989,256	1,042,032	52,776

Total Long Contracts				$38,994,554	$40,318,308	$1,323,754

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	45

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide International Value Fund
Assets:
Investments, at value (cost $122,520,216)*	$127,041,058
Repurchase agreement, at value and cost	12,523,289

Total Investments	139,564,347

Foreign currencies, at value (cost $932,276)	943,759
Dividends receivable	563,513
Security lending income receivable	21,949
Receivable for investments sold	513,259
Receivable for capital shares issued	28,499
Reclaims receivable	75,243
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,323,754
Prepaid expenses	40,559

Total Assets	143,074,882

Liabilities:
Payable for capital shares redeemed	47,664
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,041,994
Payable upon return of securities loaned (Note 2)	12,523,289
Accrued expenses and other payables:
Investment advisory fees	85,109
Fund administration fees	9,308
Distribution fees	109
Administrative servicing fees	26,867
Accounting and transfer agent fees	5,008
Trustee fees	446
Custodian fees	555
Compliance program costs (Note 3)	795
Professional fees	10,029
Printing fees	4,155

Total Liabilities	13,755,328

Net Assets	$129,319,554

Represented by:
Capital	$171,893,411
Accumulated undistributed net investment income	657,931
Accumulated net realized losses from investment and forward foreign currency transactions	(48,061,487)
Net unrealized appreciation/(depreciation) from investments	4,520,842
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	281,760
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	27,097

Net Assets	$129,319,554

*	Includes value of securities on loan of $11,880,074 (Note 2).

The accompanying notes are an integral part of these financial statements.

46	Semiannual Report 2011

Nationwide International Value Fund
Net Assets:
Class A Shares	$468,207
Class C Shares	20,363
Institutional Service Class Shares	128,803,274
Institutional Class Shares	27,710

Total	$129,319,554

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	67,888
Class C Shares	2,977
Institutional Service Class Shares	18,655,073
Institutional Class Shares	4,005

Total	18,729,943

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.90
Class C Shares (a)	$6.84
Institutional Service Class Shares	$6.90
Institutional Class Shares	$6.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.32

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	47

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$1,826,024
Income from securities lending (Note 2)	31,411
Other income	680
Interest income	400
Foreign tax withholding	(138,491)

Total Income	1,720,024

EXPENSES:
Investment advisory fees	537,298
Fund administration fees	56,007
Distribution fees Class A	587
Distribution fees Class C	90
Administrative servicing fees Institutional Service Class	157,386
Registration and filing fees	23,623
Professional fees	14,001
Printing fees	5,791
Trustee fees	2,047
Custodian fees	2,765
Accounting and transfer agent fees	628
Compliance program costs (Note 3)	100
Other	5,025

Total expenses before earnings credit and expenses reimbursed	805,348

Earnings credit (Note 5)	(9)
Expenses reimbursed by adviser (Note 3)	(15,082)

Net Expenses	790,257

NET INVESTMENT INCOME	929,767

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,792,694
Net realized gains from forward and foreign currency transactions (Note 2)	158,763

Net realized gains from investment, forward and foreign currency transactions	3,951,457

Net change in unrealized appreciation/(depreciation) from investments	7,217,242
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	463,660
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,321

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	7,682,223

Net realized/unrealized gains from investments, forward and foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	11,633,680

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,563,447

The accompanying notes are an integral part of these financial statements.

48	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$929,767	$2,127,248
Net realized gains/(losses) from investment, forward and foreign currency transactions	3,951,457	(2,661,061)
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	7,682,223	6,823,247

Change in net assets resulting from operations	12,563,447	6,289,434

Distributions to Shareholders From:
Net investment income:
Class A	(13,861)	(3,095)
Class C	(401)	(54)
Institutional Service Class	(3,451,977)	(1,975,559)
Institutional Class	(759)	(412)

Change in net assets from shareholder distributions	(3,466,998)	(1,979,120)

Change in net assets from capital transactions	(6,220,734)	(10,535,555)

Change in net assets	2,875,715	(6,225,241)

Net Assets:
Beginning of period	126,443,839	132,669,080

End of period	$129,319,554	$126,443,839

Accumulated undistributed net investment income at end of period	$657,931	$3,195,162

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$71,626	$340,872
Dividends reinvested	13,861	3,050
Cost of shares redeemed	(88,015)	(301,259)

Total Class A	(2,528)	42,663

Class C Shares
Proceeds from shares issued	1,250	9,655
Dividends reinvested	401	54
Cost of shares redeemed	(10)	—

Total Class C	1,641	9,709

Institutional Service Class Shares
Proceeds from shares issued	6,308,772	4,395,092
Dividends reinvested	3,451,977	1,975,559
Cost of shares redeemed	(15,981,355)	(16,958,990)

Total Institutional Service Class	(6,220,606)	(10,588,339)

Institutional Class Shares
Proceeds from shares issued	—	—
Dividends reinvested	759	412
Cost of shares redeemed	—	—
Total Institutional Class	759	412

Change in net assets from capital transactions	$(6,220,734)	$(10,535,555)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	49

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	11,124	52,894
Reinvested	2,183	489
Redeemed	(13,330)	(47,536)

Total Class A Shares	(23)	5,847

Class C Shares
Issued	184	1,721
Reinvested	64	9
Redeemed	(2)	–

Total Class C Shares	246	1,730

Institutional Service Class Shares
Issued	954,660	713,380
Reinvested	543,618	316,596
Redeemed	(2,425,085)	(2,750,583)

Total Institutional Service Class Shares	(926,807)	(1,720,607)

Institutional Class Shares
Issued	–	–
Reinvested	119	66
Redeemed	–	–

Total Institutional Class Shares	119	66

Total change in shares	(926,465)	(1,712,964)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

50	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$6.43	0.05	0.60	0.65	(0.18)	–	(0.18)	–	$6.90	10.40%		$468,207	1.25%	1.41%	1.27%	32.24%
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%	)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$6.37	0.02	0.60	0.62	(0.15)	–	(0.15)	–	$6.84	9.88%		$20,363	2.00%	0.76%	2.02%	32.24%
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%	)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$6.43	0.05	0.60	0.65	(0.18)	–	(0.18)	–	$6.90	10.34%		$128,803,274	1.25%	1.47%	1.27%	32.24%
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%	)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$6.45	0.06	0.61	0.67	(0.20)	–	(0.20)	–	$6.92	10.58%		$27,710	1.00%	1.75%	1.03%	32.24%
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%	)	$18,951	0.99%	4.09%	2.62%	24.23%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	51

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) returned 22.95% versus 20.31% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 247 funds as of April 30, 2011) was 20.87% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in deep-value stocks outperformed those in the Fund’s benchmark, the Russell 2000 Value Index (the Index). This had a positive effect on relative Fund performance. In addition, the Fund’s overweight position in mid-capitalization stocks versus the Index aided relative Fund performance. The Fund’s exclusion of real estate investment trusts (REITs) and highly regulated utilities, two of the worst-performing sectors during the reporting period, also helped relative Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s underweight position in growth stocks versus the Index detracted from relative Fund performance. The Fund’s investments in health-care stocks underperformed those included in the Index, which also negatively affected relative Fund performance.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Manager:

Stephen A. Clark

52	Semiannual Report 2011

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	22.95%	17.27%	7.95%	5.46%
	w/SC2	15.87%	10.50%	5.83%	3.61%
Class C	w/o SC1	22.53%	16.70%	7.32%	4.84%
	w/SC3	21.53%	15.70%	7.32%	4.84%
Institutional Service
Class[4]		22.88%	17.45%	8.10%	5.61%
Institutional Class[4]		23.01%	17.72%	8.39%	5.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.
[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.79%	1.37%
Class C	2.51%	2.09%
Institutional Service Class	1.76%	1.34%
Institutional Class	1.51%	1.09%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	53

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide U.S. Small Cap Value Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,229.50	7.57	1.37
	Hypothetical	[b]	1,000.00	1,018.00	6.85	1.37
Class C Shares	Actual		1,000.00	1,225.30	11.37	2.06
	Hypothetical	[b]	1,000.00	1,014.58	10.29	2.06
Institutional Service Class Shares	Actual		1,000.00	1,228.80	7.41	1.34
	Hypothetical	[b]	1,000.00	1,018.15	6.71	1.34
Institutional Class Shares	Actual		1,000.00	1,230.10	6.03	1.09
	Hypothetical	[b]	1,000.00	1,019.39	5.46	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

54	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide U.S. Small Cap Value Fund

Asset Allocation
Common Stocks	99.1%
Repurchase Agreements	4.0%
Mutual Fund	1.0%
Rights ‡	0.0%
Liabilities in excess of other assets	(4.1)%

100.0%

Top Industries †
Insurance	10.2%
Commercial Banks	8.0%
Energy Equipment & Services	5.2%
Specialty Retail	4.7%
Oil, Gas & Consumable Fuels	3.9%
Chemicals	3.8%
Electronic Equipment, Instruments & Components	3.8%
Health Care Providers & Services	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Media	2.7%
Other Industries *	50.6%

100.0%

Top Holdings †
Liberty Media Corp. - Capital, Series A	1.1%
Invesco Liquid Assets Portfolio - Institutional Class	1.0%
AutoNation, Inc.	0.7%
Westlake Chemical Corp.	0.6%
Reinsurance Group of America, Inc.	0.6%
MeadWestvaco Corp.	0.6%
Jarden Corp.	0.6%
Ashland, Inc.	0.5%
Rowan Cos., Inc.	0.5%
Cooper Cos., Inc. (The)	0.5%
Other Holdings *	93.3%

100.0%

‡	Amount rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	55

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.1%

	Shares	Market Value

Aerospace & Defense 1.4%
AAR Corp.	3,184	$82,911
Allied Defense Group, Inc. (The)*	400	1,360
Ascent Solar Technologies, Inc.* (a)	2,800	4,508
Ceradyne, Inc.*	2,800	131,208
CPI Aerostructures, Inc.*	85	1,182
Curtiss-Wright Corp.	405	13,466
Ducommun, Inc.	1,200	27,300
Esterline Technologies Corp.*	2,300	165,140
Innovative Solutions & Support, Inc.*	1,400	7,938
Kratos Defense & Security Solutions, Inc.*	700	9,569
Ladish Co., Inc.*	600	34,020
LMI Aerospace, Inc.*	347	6,957
Moog, Inc., Class A*	1,300	57,356
SIFCO Industries, Inc.	200	3,296
Sparton Corp.*	1,053	8,572
Triumph Group, Inc.	1,422	122,463

		677,246

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	3,171	25,939
Atlas Air Worldwide Holdings, Inc.*	1,664	114,666

		140,605

Airlines 0.7%
AirTran Holdings, Inc.*	780	5,858
Alaska Air Group, Inc.*	2,300	151,501
Hawaiian Holdings, Inc.*	800	4,680
JetBlue Airways Corp.*	14,459	81,838
Pinnacle Airlines Corp.*	2,253	12,279
Republic Airways Holdings, Inc.*	4,182	22,562
SkyWest, Inc.	5,268	87,080

		365,798

Auto Components 0.8%
Dana Holding Corp.*	400	7,268
Drew Industries, Inc.	500	12,035
Federal-Mogul Corp.*	4,800	127,200
Modine Manufacturing Co.*	3,700	65,897
Motorcar Parts of America, Inc.*	1,500	20,880
Shiloh Industries, Inc.	1,577	17,993
Spartan Motors, Inc.	3,700	25,012
Standard Motor Products, Inc.	2,100	29,925
Stoneridge, Inc.*	1,052	16,096
Superior Industries International, Inc.	3,319	83,871

		406,177

Beverages 0.5%
Central European Distribution Corp.*	2,900	34,278
Coca-Cola Bottling Co. Consolidated	95	6,693
Constellation Brands, Inc., Class A*	8,400	188,076
Craft Brewers Alliance, Inc.* (a)	800	7,368
MGP Ingredients, Inc.	1,600	13,968

		250,383

Common Stocks (continued)

	Shares	Market Value

Biotechnology 0.2%
ADVENTRX Pharmaceuticals, Inc.* (a)	249	$645
Celera Corp.*	8,700	68,817
Codexis, Inc.*	542	5,686
Lexicon Pharmaceuticals, Inc.*	7,400	12,432
Maxygen, Inc.	2,900	14,964
MediciNova, Inc.* (a)	570	1,476
Myrexis, Inc.*	59	250
Repligen Corp.*	549	2,207

		106,477

Building Products 1.1%
American Woodmark Corp. (a)	1,300	26,403
Ameron International Corp.	1,126	79,203
Apogee Enterprises, Inc.	3,135	44,768
Armstrong World Industries, Inc.	3,200	143,200
Builders FirstSource, Inc.*	100	265
Gibraltar Industries, Inc.*	3,481	40,658
Griffon Corp.*	3,689	46,998
Insteel Industries, Inc.	700	10,451
Owens Corning, Inc.*	1,700	64,328
Simpson Manufacturing Co., Inc.	1,500	41,880
Universal Forest Products, Inc.	1,500	48,435
US Home Systems, Inc.*	700	3,605
USG Corp.*	306	4,718

		554,912

Capital Markets 1.5%
American Capital Ltd.*	16,670	171,201
Capital Southwest Corp.	350	33,684
Cowen Group, Inc., Class A* (a)	828	3,445
E*Trade Financial Corp.*	6,184	100,428
FirstCity Financial Corp.*	1,000	6,720
GFI Group, Inc.	200	1,022
Harris & Harris Group, Inc.*	2,174	11,348
Internet Capital Group, Inc. *	3,742	51,976
INTL. FCStone, Inc.*	800	21,184
JMP Group, Inc.	900	7,740
Knight Capital Group, Inc., Class A*	4,800	65,856
MCG Capital Corp.	8,170	53,922
Medallion Financial Corp.	1,852	17,094
MF Global Holdings Ltd.*	6,947	58,424
Oppenheimer Holdings, Inc., Class A	39	1,198
Penson Worldwide, Inc.*	2,500	15,175
Piper Jaffray Cos.*	700	25,095
Safeguard Scientifics, Inc.*	1,366	26,705
Sanders Morris Harris Group, Inc.	3,450	29,774
SWS Group, Inc.	3,400	20,740

		722,731

Chemicals 4.0%
A. Schulman, Inc.	686	17,370
American Pacific Corp.*	600	3,702
American Vanguard Corp.	945	8,429

56	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Ashland, Inc.	4,400	$273,152
Cabot Corp.	5,300	237,705
Chase Corp.	500	8,265
Core Molding Technologies, Inc.* (a)	350	2,940
Cytec Industries, Inc.	2,900	170,172
Ferro Corp.*	2,700	40,500
Georgia Gulf Corp.*	2,000	78,760
Huntsman Corp.	5,200	108,420
Innospec, Inc.*	2,300	86,618
Landec Corp.*	2,400	15,552
Minerals Technologies, Inc.	1,000	68,000
NL Industries, Inc.	900	12,816
OM Group, Inc.*	3,101	112,380
Penford Corp.*	1,400	7,854
Quaker Chemical Corp.	1,000	45,180
Sensient Technologies Corp.	1,800	68,202
Spartech Corp.*	3,200	22,848
Valspar Corp.	5,900	231,929
Westlake Chemical Corp.	5,000	328,250
Zoltek Cos., Inc.*	1,965	25,250

		1,974,294

Commercial Banks 8.3%
1st Source Corp.	2,686	56,997
1st United Bancorp, Inc.*	188	1,310
Ameris Bancorp*	1,760	17,494
AmeriServ Financial, Inc.*	1,800	4,320
Associated Banc-Corp.	5,100	74,460
Bancorp, Inc. (The)*	2,600	25,454
BancTrust Financial Group, Inc.* (a)	1,100	2,750
Banner Corp.	2,700	7,425
Boston Private Financial Holdings, Inc.	6,901	48,238
Bryn Mawr Bank Corp.	48	967
Cape Bancorp, Inc.*	600	6,102
Capital City Bank Group, Inc. (a)	2,100	23,520
CapitalSource, Inc.	18,097	120,888
Cardinal Financial Corp.	1,900	21,356
Cascade Financial Corp.*	747	314
Cathay General Bancorp	8,300	141,515
Center Bancorp, Inc. (a)	950	9,082
Center Financial Corp.*	2,102	15,324
Centerstate Banks, Inc.	500	3,110
Central Pacific Financial Corp.* (a)	160	2,413
Chemical Financial Corp.	1,300	26,169
City National Corp.	900	51,399
CNB Financial Corp.	84	1,165
CoBiz Financial, Inc. (a)	3,406	23,127
Columbia Banking System, Inc.	2,700	50,922
Community Bank System, Inc.	1,200	30,024
Community Trust Bancorp, Inc.	800	22,640
Crescent Financial Corp.	300	1,224
Danvers Bancorp, Inc.	1,600	36,080
East West Bancorp, Inc.	5,000	105,650

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Encore Bancshares, Inc.*	900	$10,890
Enterprise Financial Services Corp.	1,463	21,799
Fidelity Southern Corp.*	1,230	9,250
Financial Institutions, Inc.	1,089	18,513
First Bancorp, North Carolina	1,818	25,379
First Bancorp, Puerto Rico* (a)	638	3,184
First Busey Corp.	2,680	14,070
First California Financial Group, Inc.*	100	385
First Commonwealth Financial Corp.	9,097	56,401
First Community Bancshares, Inc.	1,884	27,996
First Financial Bancorp	3,200	52,736
First Financial Corp.	200	6,432
First Horizon National Corp.	13,784	150,935
First Merchants Corp.	2,752	25,511
First Midwest Bancorp, Inc.	3,500	45,850
First Security Group, Inc.*	900	783
First South Bancorp, Inc.	850	3,808
FNB Corp.	12,066	132,123
Fulton Financial Corp.	9,400	109,792
German American Bancorp, Inc. (a)	700	12,215
Great Southern Bancorp, Inc. (a)	1,000	20,700
Green Bankshares, Inc.* (a)	1,261	2,560
Guaranty Bancorp*	5,200	7,488
Hampton Roads Bankshares, Inc.* (a)	42	613
Hanmi Financial Corp.* (a)	5,800	7,656
Heartland Financial USA, Inc.	1,847	29,035
Heritage Commerce Corp.*	800	4,184
Home Bancorp, Inc.*	850	13,574
Home Bancshares, Inc.	44	1,055
IBERIABANK Corp.	1,000	60,010
Independent Bank Corp., Massachusetts	1,825	53,491
Independent Bank Corp., Michigan* (a)	380	1,140
Lakeland Bancorp, Inc.	2,658	28,414
Macatawa Bank Corp.* (a)	1,045	2,707
MainSource Financial Group, Inc.	2,623	25,259
MB Financial, Inc.	3,779	78,188
MBT Financial Corp.* (a)	2,200	3,212
Mercantile Bank Corp.*	710	6,489
Metro Bancorp, Inc.*	1,000	12,500
Nara Bancorp, Inc.*	4,100	40,303
National Penn Bancshares, Inc.	13,300	109,193
NewBridge Bancorp*	1,950	8,970
North Valley Bancorp*	78	780
Old National Bancorp	3,900	40,365
Old Second Bancorp, Inc. (a)	1,500	1,860
Oriental Financial Group, Inc.	1,200	15,552
Pacific Capital Bancorp NA* (a)	874	26,605
Pacific Continental Corp.	1,640	15,662
Pacific Mercantile Bancorp*	1,000	4,300
PacWest Bancorp	2,700	62,073
Peoples Bancorp, Inc.	1,300	17,719
Pinnacle Financial Partners, Inc.*	3,500	56,245
Popular, Inc.*	38,222	120,399

2011 Semiannual Report	57

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Preferred Bank, Los Angeles*	720	$1,174
PrivateBancorp, Inc.	5,537	87,152
Prosperity Bancshares, Inc.	257	11,783
Renasant Corp.	2,498	41,916
Republic Bancorp, Inc., Class A	889	19,362
Republic First Bancorp, Inc.*	1,723	4,807
S&T Bancorp, Inc.	1,300	26,533
Sandy Spring Bancorp, Inc.	600	10,722
SCBT Financial Corp.	600	19,344
Seacoast Banking Corp of Florida*	8,200	14,678
Sierra Bancorp (a)	1,250	13,938
Simmons First National Corp., Class A	1,600	42,224
Somerset Hills Bancorp	420	3,734
Southern Community Financial Corp.*	1,400	1,946
Southside Bancshares, Inc.	105	2,284
Southwest Bancorp, Inc.*	1,100	15,598
State Bancorp, Inc.	1,778	23,470
StellarOne Corp.	2,576	36,064
Sterling Bancshares, Inc.	8,500	75,565
Sun Bancorp, Inc.*	364	1,325
Superior Bancorp*	1,400	28
Susquehanna Bancshares, Inc.	13,975	128,849
Synovus Financial Corp.	16,200	40,500
Taylor Capital Group, Inc.* (a)	1,000	9,940
Texas Capital Bancshares, Inc.*	900	23,220
Tower Bancorp, Inc.	843	18,302
TowneBank (a)	1,349	19,992
Trustmark Corp.	300	6,972
Umpqua Holdings Corp.	10,100	117,261
Union First Market Bankshares Corp.	2,828	36,000
United Bankshares, Inc. (a)	200	5,232
United Community Banks, Inc.* (a)	2,294	5,506
United Security Bancshares* (a)	254	839
Univest Corp of Pennsylvania	1,400	23,548
Virginia Commerce Bancorp, Inc.*	2,285	13,733
Washington Banking Co.	443	6,198
Washington Trust Bancorp, Inc.	1,400	32,802
Webster Financial Corp.	4,600	98,992
WesBanco, Inc.	3,200	64,960
West Bancorp, Inc.	1,362	10,610
West Coast Bancorp*	1,800	6,444
Western Alliance Bancorp*	7,100	58,717
Whitney Holding Corp.	10,269	139,042
Wilmington Trust Corp.	1,000	4,510
Wilshire Bancorp, Inc.* (a)	2,100	8,400
Wintrust Financial Corp.	1,100	37,059
Yadkin Valley Financial Corp.*	2,000	4,580
Zions Bancorporation	7,800	190,710

		4,104,357

Commercial Services & Supplies 1.6%
ABM Industries, Inc.	2,700	65,664
American Reprographics Co.*	415	3,714

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Amrep Corp.*	180	$1,764
Courier Corp.	1,200	16,440
EnergySolutions, Inc.	7,456	42,126
Ennis, Inc.	2,650	49,502
G&K Services, Inc., Class A	1,400	46,340
Geo Group, Inc. (The)*	2,141	57,122
Intersections, Inc.	1,600	24,080
Kimball International, Inc., Class B	2,966	22,186
M&F Worldwide Corp.*	900	22,581
McGrath Rentcorp	1,700	48,263
Metalico, Inc.*	900	5,706
Mobile Mini, Inc.*	3,800	94,658
Multi-Color Corp.	670	13,842
RR Donnelley & Sons Co.	1,300	24,518
Schawk, Inc.	2,400	45,264
Steelcase, Inc., Class A	6,000	69,300
Superior Uniform Group, Inc.	300	3,315
Sykes Enterprises, Inc.*	453	9,074
UniFirst Corp.	803	41,563
United Stationers, Inc.	200	14,412
Viad Corp.	2,000	49,620
Virco Manufacturing	1,500	4,590
WCA Waste Corp.*	218	1,302

		776,946

Communications Equipment 1.9%
Anaren, Inc.*	800	13,272
Arris Group, Inc.*	9,200	110,400
Aviat Networks, Inc.*	6,707	34,340
Aware, Inc.*	1,300	4,394
Bel Fuse, Inc., Class B	1,019	20,512
Black Box Corp.	1,700	59,398
Brocade Communications Systems, Inc.*	9,102	56,887
Calix, Inc.*	614	13,422
Cogo Group, Inc.*	2,225	18,267
Communications Systems, Inc.	845	13,436
Comtech Telecommunications Corp.	808	22,866
Digi International, Inc.*	2,719	32,111
EchoStar Corp., Class A*	1,870	69,340
EMS Technologies, Inc.*	1,600	40,416
Emulex Corp.*	2,100	20,349
EndWave Corp.*	800	1,928
Extreme Networks*	2,700	8,451
Globecomm Systems, Inc.*	2,324	33,280
KVH Industries, Inc.*	100	1,310
Network Equipment Technologies, Inc.*	650	2,190
Oplink Communications, Inc.*	1,810	35,838
Opnext, Inc.*	8,130	19,187
Optical Cable Corp.	300	1,347
ORBCOMM, Inc.*	3,500	10,850
PC-Tel, Inc.*	1,200	8,760
Performance Technologies, Inc.*	1,121	2,377
Seachange International, Inc.*	3,000	32,130

58	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Sycamore Networks, Inc.	2,646	$64,827
Symmetricom, Inc.*	2,000	12,200
Tellabs, Inc.	22,200	109,224
Telular Corp.	1,203	8,409
Tollgrade Communications, Inc.*	1,200	12,108
UTStarcom, Inc.*	14,282	36,705

		930,531

Computers & Peripherals 0.6%
ADPT Corp.*	10,700	30,602
Avid Technology, Inc.*	1,800	33,444
Concurrent Computer Corp.*	500	2,965
Datalink Corp.*	1,100	8,767
Dataram Corp.* (a)	600	1,146
Electronics for Imaging, Inc.*	5,000	89,800
Hutchinson Technology, Inc.* (a)	800	2,136
Imation Corp.*	3,200	32,864
Intevac, Inc.*	1,900	23,237
Key Tronic Corp.*	1,000	5,270
Novatel Wireless, Inc.* (a)	2,800	17,360
Presstek, Inc.*	2,000	3,640
Rimage Corp.	120	1,795
Silicon Graphics International Corp.*	2,900	53,302

		306,328

Construction & Engineering 1.2%
Comfort Systems USA, Inc.	2,200	26,862
Dycom Industries, Inc.*	4,000	59,440
EMCOR Group, Inc.*	3,000	92,910
Granite Construction, Inc.	412	11,198
Great Lakes Dredge & Dock Corp.	6,000	44,700
Insituform Technologies, Inc., Class A*	2,400	60,744
Integrated Electrical Services, Inc.*	1,200	4,056
Layne Christensen Co.*	1,300	38,688
MYR Group, Inc.*	700	17,451
Northwest Pipe Co.*	1,005	24,180
Pike Electric Corp.*	3,100	31,496
Quanta Services, Inc.*	1,792	38,851
Sterling Construction Co., Inc.*	800	11,992
Tutor Perini Corp.	2,520	67,183
URS Corp.*	884	39,559

		569,310

Construction Materials 0.2%
Headwaters, Inc.*	7,409	40,453
Texas Industries, Inc. (a)	1,351	56,972

		97,425

Consumer Finance 0.3%
Advance America Cash Advance Centers, Inc.	423	2,487
Cash America International, Inc.	700	33,215
CompuCredit Holdings Corp.* (a)	2,637	11,234

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
First Marblehead Corp. (The)*	12,745	$27,402
Nelnet, Inc., Class A	3,500	80,605

		154,943

Containers & Packaging 0.7%
Bemis Co., Inc.	3,600	112,824
Boise, Inc.	6,800	66,776
Graphic Packaging Holding Co.*	16,566	90,947
Myers Industries, Inc.	3,628	38,711
Temple-Inland, Inc.	2,300	54,119

		363,377

Distributors 0.1%
Audiovox Corp., Class A*	2,000	14,760
Core-Mark Holding Co., Inc.*	1,200	40,212

		54,972

Diversified Consumer Services 0.8%
Carriage Services, Inc.*	1,570	10,048
Collectors Universe	528	8,152
Corinthian Colleges, Inc.* (a)	5,988	26,647
Jackson Hewitt Tax Service, Inc.* (a)	750	390
Lincoln Educational Services Corp.	469	7,832
Mac-Gray Corp.	1,050	17,787
Regis Corp.	6,100	103,700
Service Corp. International	14,100	165,957
Stewart Enterprises, Inc., Class A	3,400	27,574

		368,087

Diversified Financial Services 1.1%
Asset Acceptance Capital Corp.*	2,200	12,496
Asta Funding, Inc. (a)	1,750	14,192
Encore Capital Group, Inc.*	856	25,629
Interactive Brokers Group, Inc., Class A	1,473	25,836
Marlin Business Services Corp.*	1,506	18,358
NASDAQ OMX Group, Inc. (The)*	7,900	214,090
NewStar Financial, Inc.*	5,286	63,168
PHH Corp.*	6,571	141,014
Pico Holdings, Inc.*	500	16,060
Resource America, Inc., Class A	1,256	7,724

		538,567

Diversified Telecommunication Services 0.2%
General Communication, Inc., Class A*	4,400	50,600
HickoryTech Corp.	214	2,033
IDT Corp., Class B	400	11,596
Neutral Tandem, Inc.*	79	1,208
Primus Telecommunications Group, Inc.*	203	2,791
SureWest Communications*	1,440	20,981

		89,209

2011 Semiannual Report	59

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.0%
Encore Wire Corp.	2,750	$76,753
EnerSys*	2,400	90,936
Franklin Electric Co., Inc.	200	9,022
General Cable Corp.*	800	38,800
Hoku Corp.* (a)	3,234	6,597
LaBarge, Inc.*	300	5,742
LSI Industries, Inc.	2,253	18,677
Ocean Power Technologies, Inc.* (a)	900	4,383
Orion Energy Systems, Inc.*	2,691	9,876
Powell Industries, Inc.*	136	5,375
PowerSecure International, Inc.* (a)	474	3,721
Regal-Beloit Corp.	800	60,632
Technology Research Corp.	600	4,302
Thomas & Betts Corp.*	2,200	127,534
Ultralife Corp.*	1,750	7,700

		470,050

Electronic Equipment, Instruments & Components 3.9%
Arrow Electronics, Inc.*	5,100	232,509
AVX Corp.	9,300	151,683
Benchmark Electronics, Inc.*	5,200	87,880
Checkpoint Systems, Inc.*	3,872	81,544
Daktronics, Inc.	91	976
DDi Corp.	1,100	10,571
Electro Rent Corp.	2,300	36,225
FARO Technologies, Inc.*	600	25,902
Frequency Electronics, Inc.*	900	9,252
Gerber Scientific, Inc.*	3,100	29,636
GTSI Corp.*	1,000	4,640
ID Systems, Inc.*	729	3,266
Identive Group, Inc.*	700	2,422
Ingram Micro, Inc., Class A*	10,600	198,538
Insight Enterprises, Inc.*	1,200	20,592
Iteris, Inc.*	1,700	2,346
L-1 Identity Solutions, Inc.*	8,200	96,186
LoJack Corp.*	900	4,122
Measurement Specialties, Inc.*	800	27,824
Mercury Computer Systems, Inc.*	960	18,538
Methode Electronics, Inc.	1,400	17,304
Multi-Fineline Electronix, Inc.*	1,300	34,619
NAPCO Security Technologies, Inc.*	1,700	3,740
Newport Corp.*	484	9,065
OSI Systems, Inc.*	1,500	57,585
PAR Technology Corp.*	1,300	5,512
Park Electrochemical Corp.	500	15,985
PC Connection, Inc.*	1,900	16,872
PC Mall, Inc.*	1,300	12,701
Perceptron, Inc.*	700	4,382
Planar Systems, Inc.*	1,900	4,731
RadiSys Corp.*	900	7,929
Richardson Electronics Ltd.	1,400	18,872
Rogers Corp.*	500	20,760
Sanmina-SCI Corp.*	700	8,204

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.*	600	$21,462
Smart Modular Technologies (WWH), Inc.*	4,600	42,044
Spectrum Control, Inc.*	900	17,901
SYNNEX Corp.*	3,700	124,061
Tech Data Corp.*	3,600	191,268
Tessco Technologies, Inc.	650	7,664
Viasystems Group, Inc.*	118	3,081
Vicon Industries, Inc.*	371	1,799
Vishay Intertechnology, Inc.*	10,100	192,708
Vishay Precision Group, Inc.*	521	8,597
Wayside Technology Group, Inc.	200	2,810
X-Rite, Inc.*	1,848	9,074
Zygo Corp.*	1,600	23,920

		1,929,302

Energy Equipment & Services 5.4%
Basic Energy Services, Inc.*	4,600	141,404
Bolt Technology Corp.*	212	3,104
Bristow Group, Inc.*	3,800	176,320
Bronco Drilling Co., Inc.*	3,217	35,323
Cal Dive International, Inc.*	2,200	17,292
Complete Production Services, Inc.*	6,600	224,004
Dawson Geophysical Co.*	1,050	46,830
ENGlobal Corp.*	1,500	6,120
Exterran Holdings, Inc.*	1,886	40,945
Geokinetics, Inc.*	1,107	10,572
Global Industries Ltd.*	11,756	115,914
Gulf Island Fabrication, Inc.	1,700	60,078
Gulfmark Offshore, Inc., Class A*	1,500	63,855
Helix Energy Solutions Group, Inc.*	11,687	221,235
Hercules Offshore, Inc.*	13,953	87,555
Hornbeck Offshore Services, Inc.* (a)	2,711	79,243
Key Energy Services, Inc.*	4,200	76,440
Matrix Service Co.*	763	11,033
Mitcham Industries, Inc.*	1,000	15,980
Natural Gas Services Group, Inc.*	1,100	19,833
Newpark Resources, Inc.*	5,500	49,665
Parker Drilling Co.*	4,200	29,946
Patterson-UTI Energy, Inc.	5,079	158,008
PHI, Inc., Non-Voting Shares*	1,450	32,451
Pioneer Drilling Co.*	5,461	84,645
Rowan Cos., Inc.*	6,500	271,050
SEACOR Holdings, Inc.	1,300	128,479
Seahawk Drilling, Inc.*	600	4,410
TETRA Technologies, Inc.*	299	4,416
TGC Industries, Inc.*	1,890	15,555
Tidewater, Inc.	3,380	201,144
Union Drilling, Inc.*	2,838	38,483
Unit Corp.*	3,000	189,060
Willbros Group, Inc.*	1,514	16,275

		2,676,667

60	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	1,600	$79,440
Ingles Markets, Inc., Class A	1,677	31,880
Nash Finch Co.	1,200	44,664
Pantry, Inc. (The)*	2,488	38,514
Ruddick Corp.	1,800	74,736
Spartan Stores, Inc.	2,700	42,147
Susser Holdings Corp.*	1,600	22,064
Weis Markets, Inc.	2,100	86,667
Winn-Dixie Stores, Inc.*	4,100	29,069

		449,181

Food Products 2.3%
B&G Foods, Inc.	3,898	70,476
Chiquita Brands International, Inc.*	4,600	73,232
Corn Products International, Inc.	1,370	75,487
Dole Food Co., Inc.* (a)	3,188	44,026
Farmer Bros Co.	1,300	15,639
Fresh Del Monte Produce, Inc.	2,964	80,354
Hain Celestial Group, Inc. (The)*	3,417	116,212
HQ Sustainable Maritime Industries, Inc.* (a)(b)	1,600	4,448
Imperial Sugar Co.	1,450	19,836
John B. Sanfilippo & Son, Inc.*	300	3,300
Omega Protein Corp.*	2,600	33,488
Pilgrim’s Pride Corp.*	1,435	8,438
Ralcorp Holdings, Inc.*	2,103	163,613
Seneca Foods Corp., Class A*	800	22,368
Smart Balance, Inc.*	6,600	31,548
Smithfield Foods, Inc.*	9,600	226,176
Tasty Baking Co.	700	2,790
TreeHouse Foods, Inc.*	2,400	145,608

		1,137,039

Health Care Equipment & Supplies 2.0%
Alere, Inc.*	2,183	81,077
Alphatec Holdings, Inc.*	745	2,369
Analogic Corp.	500	28,835
AngioDynamics, Inc.*	3,000	48,900
Anika Therapeutics, Inc.*	1,100	9,174
Cantel Medical Corp.	1,000	25,930
CONMED Corp.*	2,200	61,776
Cooper Cos., Inc. (The)	3,500	262,150
Cutera, Inc.*	1,531	13,534
Cynosure, Inc., Class A*	1,200	17,676
Digirad Corp.*	600	1,824
Exactech, Inc.*	5	90
Greatbatch, Inc.*	2,250	60,907
Invacare Corp.	2,700	88,830
Medical Action Industries, Inc.*	600	5,220
Misonix, Inc.*	600	1,404
Natus Medical, Inc.*	125	2,121
Palomar Medical Technologies, Inc.*	700	11,207
PhotoMedex, Inc.* (a)	200	1,698

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Rochester Medical Corp.*	1,000	$11,550
RTI Biologics, Inc.*	6,700	19,430
Solta Medical, Inc.*	2,332	8,465
SurModics, Inc.*	100	1,536
Symmetry Medical, Inc.*	3,400	33,830
Teleflex, Inc.	1,788	112,662
Theragenics Corp.*	3,000	5,850
TomoTherapy, Inc.*	6,856	31,400
TranS1, Inc.*	819	4,079
Young Innovations, Inc.	700	21,714

		975,238

Health Care Providers & Services 3.8%
Allied Healthcare International, Inc.*	6,300	16,443
Almost Family, Inc.*	42	1,456
Amedisys, Inc.*	1,308	43,583
American Dental Partners, Inc.*	1,182	15,591
AMN Healthcare Services, Inc.*	2,800	24,164
Amsurg Corp.*	1,746	46,898
Assisted Living Concepts, Inc., Class A*	660	23,800
BioScrip, Inc.*	4,600	21,206
Brookdale Senior Living, Inc.*	3,000	81,720
Capital Senior Living Corp.*	2,991	27,727
Community Health Systems, Inc.*	4,110	126,300
Continucare Corp.*	5,850	31,356
Coventry Health Care, Inc.*	5,805	187,327
Dynacq Healthcare, Inc.* (a)	256	491
Five Star Quality Care, Inc.*	3,800	31,844
Gentiva Health Services, Inc.*	2,200	61,600
Hanger Orthopedic Group, Inc.*	1,300	35,321
Health Net, Inc.*	1,300	43,290
Healthspring, Inc.*	5,100	211,599
Healthways, Inc.*	1,100	18,612
Integramed America, Inc.*	1,000	10,100
Kindred Healthcare, Inc.*	200	5,044
LifePoint Hospitals, Inc.*	3,400	141,474
Medcath Corp.*	2,398	32,397
Molina Healthcare, Inc.*	2,200	94,600
NovaMed, Inc.*	733	9,712
Omnicare, Inc.	6,700	210,514
PDI, Inc.*	1,400	12,138
PharMerica Corp.*	3,000	39,480
Select Medical Holdings Corp.*	1,656	14,771
Skilled Healthcare Group, Inc., Class A*	1,800	21,816
Sun Healthcare Group, Inc.*	1,776	20,939
SunLink Health Systems, Inc.*	700	1,540
Triple-S Management Corp., Class B*	1,700	35,598
Universal American Corp.	7,067	163,248

		1,863,699

Health Care Technology 0.1%
Arrhythmia Research Technology, Inc.	200	1,114
Omnicell, Inc.*	1,300	19,994

2011 Semiannual Report	61

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology (continued)
Vital Images, Inc.*	1,600	$29,824

		50,932

Hotels, Restaurants & Leisure 2.4%
Benihana, Inc., Class A*	700	6,195
Biglari Holdings, Inc.*	130	56,841
Bluegreen Corp.*	4,500	17,505
Bob Evans Farms, Inc.	2,594	81,348
Boyd Gaming Corp.* (a)	6,400	57,216
California Pizza Kitchen, Inc.*	77	1,232
Churchill Downs, Inc.	1,471	61,355
DineEquity, Inc.*	1,400	69,958
Dover Motorsports, Inc.*	1,000	1,950
Full House Resorts, Inc.*	2,553	10,212
Gaylord Entertainment Co.*	2,223	79,739
Great Wolf Resorts, Inc.*	2,500	5,325
International Speedway Corp., Class A	1,514	46,328
Isle of Capri Casinos, Inc.*	3,600	34,344
J Alexander’s Corp.*	500	2,990
Lakes Entertainment, Inc.*	1,900	4,351
Luby’s, Inc.*	2,896	14,480
Marcus Corp.	2,900	32,161
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,600	14,608
Monarch Casino & Resort, Inc.*	1,200	13,752
MTR Gaming Group, Inc.*	2,160	5,724
Multimedia Games Holding Co., Inc.*	2,201	12,920
Nathan’s Famous, Inc.*	188	3,237
O’Charleys, Inc.*	2,600	17,004
Orient-Express Hotels Ltd., Class A*	6,991	85,780
Penn National Gaming, Inc.*	3,173	126,952
Red Lion Hotels Corp.*	1,000	8,750
Red Robin Gourmet Burgers, Inc.*	200	5,438
Rick’s Cabaret International, Inc.*	1,000	10,470
Ruby Tuesday, Inc.*	5,200	54,652
Speedway Motorsports, Inc.	4,200	65,436
Vail Resorts, Inc.*	1,000	48,990
Wendy’s/Arby’s Group, Inc., Class A	31,000	149,420

		1,206,663

Household Durables 2.6%
Acme United Corp.	200	1,880
Bassett Furniture Industries, Inc.*	1,400	12,558
Beazer Homes USA, Inc.*	10,359	48,273
Blyth, Inc.	851	40,116
Brookfield Residential Properties, Inc.* (a)	2,524	31,171
Cavco Industries, Inc.*	500	23,240
Cobra Electronics Corp.*	800	3,112
Craftmade International, Inc.*	300	1,260
CSS Industries, Inc.	1,000	19,280
Dixie Group, Inc.*	700	3,010
Emerson Radio Corp.*	2,700	6,534
Ethan Allen Interiors, Inc.	800	19,272

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Furniture Brands International, Inc.*	5,000	$24,200
Helen of Troy Ltd.*	2,700	84,024
Hooker Furniture Corp.	981	12,204
Jarden Corp.	7,700	280,203
Kid Brands, Inc.*	1,300	9,503
La-Z-Boy, Inc.*	3,364	39,561
Lennar Corp., Class A	4,605	87,449
Lennar Corp., Class B	600	9,156
Lifetime Brands, Inc.	808	12,863
M.D.C. Holdings, Inc.	400	11,676
M/I Homes, Inc.*	1,900	25,251
Meritage Homes Corp.*	2,700	64,557
Mohawk Industries, Inc.*	3,951	237,218
Orleans Homebuilders, Inc.* (b)	1,500	0
Pulte Group, Inc.*	687	5,585
Ryland Group, Inc.	1,200	20,772
Skyline Corp.	800	15,688
Stanley Furniture Co., Inc.* (a)	1,520	8,573
Toll Brothers, Inc.*	6,185	129,947
Universal Electronics, Inc.*	46	1,274

		1,289,410

Household Products 0.1%
Central Garden and Pet Co., Class A*	4,200	42,084
Central Garden and Pet Co.*	2,100	20,517
Spectrum Brands Holdings, Inc.*	100	3,250

		65,851

Independent Power Producers & Energy Traders 0.1%
GenOn Energy, Inc.*	15,053	59,158

Industrial Conglomerates 0.1%
Standex International Corp.	1,100	40,216

Information Technology Services 1.3%
Acorn Energy, Inc.*	400	1,620
Acxiom Corp.*	1,500	21,840
CACI International, Inc., Class A*	2,623	160,292
CIBER, Inc.*	1,743	9,970
Convergys Corp.*	12,452	180,554
CoreLogic, Inc.*	5,800	106,778
Dynamics Research Corp.*	1,100	16,346
Edgewater Technology, Inc.*	400	1,308
Euronet Worldwide, Inc.*	1,700	31,875
Hackett Group, Inc. (The)*	4,000	17,360
Integral Systems, Inc.*	1,301	16,249
Online Resources Corp.*	781	2,983
SRA International, Inc., Class A*	900	27,891
StarTek, Inc.*	1,500	8,160
Virtusa Corp.*	1,300	24,258

		627,484

62	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Insurance 10.6%
21st Century Holding Co.*	900	$2,655
Affirmative Insurance Holdings, Inc.*	1,900	4,484
Alleghany Corp.*	308	101,345
Allied World Assurance Co. Holdings Ltd.	1,437	93,362
Alterra Capital Holdings Ltd.	4,480	98,470
American Equity Investment Life Holding Co.	6,500	83,590
American Financial Group, Inc.	7,285	260,584
American National Insurance Co.	700	55,370
American Safety Insurance Holdings Ltd.*	1,250	25,450
AMERISAFE, Inc.*	1,700	37,961
Arch Capital Group Ltd.*	800	83,200
Argo Group International Holdings Ltd.	2,400	75,384
Aspen Insurance Holdings Ltd.	3,012	86,053
Assurant, Inc.	2,802	111,239
Assured Guaranty Ltd.	7,342	124,814
Axis Capital Holdings Ltd.	5,380	190,237
Citizens, Inc.* (a)	284	2,116
CNA Surety Corp.*	4,200	111,258
CNO Financial Group, Inc.*	19,712	158,879
Delphi Financial Group, Inc., Class A	3,246	103,710
Donegal Group, Inc., Class A	2,400	32,736
Eastern Insurance Holdings, Inc.	1,180	15,824
EMC Insurance Group, Inc.	300	6,543
Endurance Specialty Holdings Ltd.	1,831	81,186
Enstar Group Ltd.*	644	72,225
Everest Re Group Ltd.	477	43,464
FBL Financial Group, Inc., Class A	2,316	70,638
Fidelity National Financial, Inc., Class A	2,150	33,196
First Acceptance Corp.*	3,404	6,161
First American Financial Corp.	5,800	90,480
Flagstone Reinsurance Holdings SA	3,309	27,829
FPIC Insurance Group, Inc.*	450	16,614
Global Indemnity PLC*	1,586	40,506
Hallmark Financial Services*	1,874	16,023
Hanover Insurance Group, Inc. (The)	3,187	134,555
Harleysville Group, Inc.	934	29,963
HCC Insurance Holdings, Inc.	6,900	224,526
Hilltop Holdings, Inc.*	4,800	46,560
Horace Mann Educators Corp.	2,553	45,648
Independence Holding Co.	1,900	14,744
Maiden Holdings Ltd.	293	2,183
MBIA, Inc.* (a)	15,000	154,800
Meadowbrook Insurance Group, Inc.	3,845	39,373
Mercury General Corp.	2,400	95,376
Montpelier Re Holdings Ltd.	6,171	111,633
National Financial Partners Corp.*	3,900	62,751
Navigators Group, Inc. (The)*	1,000	51,830
Old Republic International Corp.	14,375	182,131
OneBeacon Insurance Group Ltd., Class A	1,800	25,290
Phoenix Cos., Inc. (The)*	14,083	37,883
Platinum Underwriters Holdings Ltd.	1,296	49,002
Presidential Life Corp.	2,000	22,280

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
ProAssurance Corp.*	2,500	$166,000
Protective Life Corp.	5,000	134,550
Reinsurance Group of America, Inc.	4,500	284,850
RenaissanceRe Holdings Ltd.	1,200	84,336
Safety Insurance Group, Inc.	1,100	51,502
SeaBright Holdings, Inc.	2,400	24,528
Selective Insurance Group, Inc.	2,200	38,808
StanCorp Financial Group, Inc.	450	19,395
State Auto Financial Corp.	2,952	50,125
Stewart Information Services Corp. (a)	1,700	17,238
Symetra Financial Corp.	1,817	25,220
Tower Group, Inc.	1,596	36,500
Transatlantic Holdings, Inc.	4,064	200,315
United Fire & Casualty Co.	2,100	41,580
Unitrin, Inc.	4,814	145,575
Validus Holdings Ltd.	2,137	69,538
W.R. Berkley Corp.	1,500	48,915
White Mountains Insurance Group Ltd.	327	116,906

		5,249,995

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A*	3,300	11,055
dELiA*s, Inc.*	1,700	3,009
Gaiam, Inc., Class A	605	3,600
Hollywood Media Corp.*	1,736	2,951
Valuevision Media, Inc., Class A*	3,500	22,330

		42,945

Internet Software & Services 1.3%
AOL, Inc.*	1,078	21,970
EarthLink, Inc.	6,130	50,389
IAC/InterActiveCorp*	7,100	256,381
InfoSpace, Inc.*	3,640	32,760
Internap Network Services Corp.*	1,900	15,371
iPass, Inc.*	3,400	4,726
Keynote Systems, Inc.	800	17,072
Knot, Inc. (The)*	1,800	18,378
Looksmart Ltd.*	1,300	2,522
Marchex, Inc., Class B	2,000	14,120
ModusLink Global Solutions, Inc.	4,527	23,721
Perficient, Inc.*	600	7,494
RealNetworks, Inc.*	12,900	47,730
Soundbite Communications, Inc.*(a)	1,400	3,696
Stamps.com, Inc.	274	3,704
TechTarget, Inc.*	1,984	17,142
TheStreet.com, Inc.	3,900	14,040
United Online, Inc.	8,230	54,318
Web.com Group, Inc.*	2,400	37,872

		643,406

Leisure Equipment & Products 0.3%
Aldila, Inc.	200	860
Arctic Cat, Inc.*	1,200	20,148

2011 Semiannual Report	63

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products (continued)
Callaway Golf Co.	9,279	$65,695
Cybex International, Inc.*	1,400	1,498
JAKKS Pacific, Inc.*	900	18,936
Nautilus, Inc.*	2,800	9,072
Steinway Musical Instruments, Inc.*	1,200	30,000

		146,209

Life Sciences Tools & Services 0.2%
Affymetrix, Inc.*	7,935	42,849
Albany Molecular Research, Inc.*	1,100	5,379
Cambrex Corp.*	3,100	16,306
Enzo Biochem, Inc.*	640	2,554
Harvard Bioscience, Inc.*	2,000	11,480
Kendle International, Inc.*	1,700	17,085
Medtox Scientific, Inc.	600	9,588

		105,241

Machinery 2.5%
Alamo Group, Inc.	1,289	36,878
Albany International Corp., Class A	2,000	50,620
American Railcar Industries, Inc.*	2,600	73,658
Ampco-Pittsburgh Corp.	141	3,789
Astec Industries, Inc.*	500	19,390
Barnes Group, Inc.	1,500	37,110
Briggs & Stratton Corp.	2,300	54,257
Cascade Corp.	98	4,489
Chart Industries, Inc.*	476	23,138
CIRCOR International, Inc.	1,400	63,602
Columbus Mckinnon Corp.*	700	14,000
EnPro Industries, Inc.*	500	20,040
Federal Signal Corp.	6,300	42,525
Flanders Corp.*	1,800	6,570
Flow International Corp.*	835	3,599
FreightCar America, Inc.*	700	20,986
Gencor Industries, Inc.*	499	3,792
Greenbrier Cos., Inc.*	2,515	68,081
Hardinge, Inc.	900	11,655
Hurco Cos., Inc.*	800	25,976
Kadant, Inc.*	600	18,510
Kaydon Corp.	300	11,610
Key Technology, Inc.*	300	5,583
L.B. Foster Co., Class A	200	8,512
Lydall, Inc.*	1,200	11,700
Met-Pro Corp.	1,200	14,268
MFRI, Inc.*	700	7,245
Miller Industries, Inc.	1,453	22,987
Mueller Industries, Inc.	2,300	89,976
Mueller Water Products, Inc., Class A	10,498	46,191
NACCO Industries, Inc., Class A	600	63,138
Tecumseh Products Co., Class A*	1,100	11,264
Timken Co.	2,302	129,810
Titan International, Inc. (a)	370	11,429
Trinity Industries, Inc.	2,800	101,360

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Watts Water Technologies, Inc., Class A	2,300	$89,010

		1,226,748

Marine 0.6%
Alexander & Baldwin, Inc.	3,964	208,903
Eagle Bulk Shipping, Inc.* (a)	5,800	19,894
Excel Maritime Carriers Ltd.* (a)	8,424	33,780
Genco Shipping & Trading Ltd.* (a)	2,700	22,653
Horizon Lines, Inc., Class A (a)	3,400	6,018
International Shipholding Corp.	300	7,197

		298,445

Media 2.8%
AH Belo Corp., Class A*	2,080	17,306
Ascent Media Corp., Class A*	1,225	58,837
Ballantyne Strong, Inc.*	825	5,569
Cinemark Holdings, Inc.	8,200	166,706
Clear Channel Outdoor Holdings, Inc., Class A*	1,185	16,306
E.W. Scripps Co. (The), Class A*	5,713	54,273
Fisher Communications, Inc.*	400	12,100
Gray Television, Inc.* (a)	5,900	16,461
Harte-Hanks, Inc.	162	1,505
Journal Communications, Inc., Class A*	800	4,360
Lee Enterprises, Inc.*(a)	3,800	5,434
Liberty Media Corp. - Capital, Series A*	7,000	575,890
Liberty Media Corp. - Starz, Series A*	1,395	107,206
Live Nation Entertainment, Inc.*	8,275	91,770
Madison Square Garden, Inc., Class A*	1,553	42,474
McClatchy Co. (The), Class A* (a)	7,232	20,683
Media General, Inc., Class A* (a)	2,200	11,858
New Frontier Media, Inc.*	1,900	3,363
Orchard Enterprises, Inc. ADR-US* (b)	200	0
Outdoor Channel Holdings, Inc.*	2,254	16,116
Radio One, Inc., Class D* (a)	900	2,619
Saga Communications, Inc., Class A*	400	14,364
Salem Communications Corp., Class A	2,100	7,560
Scholastic Corp.	200	5,256
Washington Post Co. (The), Class B (a)	300	130,770

		1,388,786

Metals & Mining 2.2%
AM Castle & Co.*	3,200	60,416
Century Aluminum Co.*	9,469	189,191
Coeur d’Alene Mines Corp.*	6,453	204,625
Commercial Metals Co.	1,300	21,788
Friedman Industries	600	6,360
Haynes International, Inc.	400	21,616
Horsehead Holding Corp.*	3,600	56,772
Kaiser Aluminum Corp.	900	45,099
Materion Corp.*	500	20,880
Olympic Steel, Inc.	1,042	30,603
Reliance Steel & Aluminum Co.	2,070	117,183

64	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
RTI International Metals, Inc.*	2,700	$86,238
Schnitzer Steel Industries, Inc., Class A	500	31,035
Steel Dynamics, Inc.	2,200	40,018
Synalloy Corp.	400	6,000
Universal Stainless & Alloy*	900	32,625
US Gold Corp.* (a)	3,929	36,932
Worthington Industries, Inc.	2,851	61,496

		1,068,877

Multiline Retail 0.6%
Dillard’s, Inc., Class A (a)	3,000	144,060
Fred’s, Inc., Class A	4,714	65,807
Saks, Inc.*	6,327	75,671

		285,538

Oil, Gas & Consumable Fuels 4.1%
Alon USA Energy, Inc. (a)	4,100	56,375
Approach Resources, Inc.*	2,521	74,218
Berry Petroleum Co., Class A	1,600	85,008
Bill Barrett Corp.*	2,406	100,402
BioFuel Energy Corp.* (a)	8,452	6,170
Comstock Resources, Inc.*	1,800	57,708
Crimson Exploration, Inc.*	3,929	15,913
Crosstex Energy, Inc. (a)	4,500	47,475
CVR Energy, Inc.*	4,172	92,744
Delek US Holdings, Inc.	4,930	66,210
DHT Holdings, Inc.	5,005	21,672
Double Eagle Petroleum Co.*	800	8,144
Energy Partners Ltd.*	2,314	42,138
Frontier Oil Corp.	2,500	69,850
General Maritime Corp.	4,400	9,416
GeoMet, Inc.*	3,500	5,075
Green Plains Renewable Energy, Inc.* (a)	2,769	34,668
Harvest Natural Resources, Inc.*	4,100	56,662
HKN, Inc.*	1,748	5,401
International Coal Group, Inc.*	6,229	68,706
Overseas Shipholding Group, Inc.	2,600	72,436
Patriot Coal Corp.*	1,100	27,698
Penn Virginia Corp.	4,800	74,208
Petroleum Development Corp.*	2,300	91,586
Plains Exploration & Production Co.*	2,853	108,528
Rex Energy Corp.*	2,200	28,226
Stone Energy Corp.*	286	10,113
Sunoco, Inc.	2,340	99,824
Swift Energy Co.*	1,900	74,461
Teekay Corp.	1,940	65,941
Tesoro Corp.*	9,400	254,928
USEC, Inc.* (a)	11,824	54,154
VAALCO Energy, Inc.*	988	6,886
Warren Resources, Inc.*	700	3,171
Western Refining, Inc.* (a)	6,700	113,632

		2,009,747

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 1.7%
Buckeye Technologies, Inc.	3,900	$109,824
Domtar Corp.	2,134	198,505
KapStone Paper and Packaging Corp.*	700	12,166
Louisiana-Pacific Corp.*	13,351	124,164
MeadWestvaco Corp.	8,384	282,457
Mercer International, Inc.* (a)	4,500	54,765
Neenah Paper, Inc.	500	11,665
P.H. Glatfelter Co.	3,742	50,891
Wausau Paper Corp.	1,700	11,475

		855,912

Personal Products 0.3%
CCA Industries, Inc.	400	2,340
Elizabeth Arden, Inc.*	1,600	48,096
Inter Parfums, Inc.	694	13,207
Mannatech, Inc.*	1,800	3,006
Nutraceutical International Corp.*	400	6,344
Parlux Fragrances, Inc.*	1,100	3,674
Physicians Formula Holdings, Inc.*	1,300	6,890
Prestige Brands Holdings, Inc.*	6,100	70,455

		154,012

Pharmaceuticals 0.6%
Hi-Tech Pharmacal Co., Inc.*	600	16,596
K-V Pharmaceutical Co., Class A* (a)	3,700	14,541
Lannett Co., Inc.*	1,884	10,871
Medicis Pharmaceutical Corp., Class A	989	35,070
Par Pharmaceutical Cos., Inc.*	2,200	75,768
SuperGen, Inc.*	855	2,317
ViroPharma, Inc.*	8,200	158,178

		313,341

Professional Services 0.8%
Barrett Business Services, Inc.	600	9,672
CDI Corp.	2,100	31,122
CRA International, Inc.*	1,300	36,985
Franklin Covey Co.*	700	6,454
FTI Consulting, Inc.*	326	13,007
GP Strategies Corp.*	1,877	24,570
Heidrick & Struggles International, Inc.	1,000	23,400
Hill International, Inc.*	409	2,074
Hudson Highland Group, Inc.*	2,200	13,266
Huron Consulting Group, Inc.*	7	201
ICF International, Inc.*	600	14,616
Kelly Services, Inc., Class A*	3,636	69,484
Korn/Ferry International*	352	7,290
LECG Corp.*	1,010	75
National Technical Systems, Inc. (a)	400	2,976
On Assignment, Inc.*	4,532	49,716
RCM Technologies, Inc.*	400	2,260
School Specialty, Inc.*	1,700	25,177
SFN Group, Inc.*	1,937	20,397

2011 Semiannual Report	65

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Volt Information Sciences, Inc.*	1,900	$20,425

		373,167

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.*	1,100	19,800
Forest City Enterprises, Inc., Class A*	3,569	68,561
Thomas Properties Group, Inc.*	2,839	10,192
ZipRealty, Inc.*	1,900	4,959

		103,512

Road & Rail 1.7%
Amerco, Inc.*	800	81,376
Arkansas Best Corp.	2,000	46,020
Avis Budget Group, Inc.*	11,262	213,528
Celadon Group, Inc.*	1,900	28,063
Covenant Transport Group, Inc., Class A*	200	1,908
Frozen Food Express Industries*	800	2,952
Marten Transport Ltd.	2,100	46,956
PAM Transportation Services, Inc.*	1,072	12,189
RailAmerica, Inc.*	2,969	50,532
Ryder System, Inc.	3,300	176,550
Saia, Inc.*	2,200	36,520
USA Truck, Inc.*	1,250	15,562
Werner Enterprises, Inc.	5,400	141,318

		853,474

Semiconductors & Semiconductor Equipment 3.7%
Advanced Analogic Technologies, Inc.*	5,700	24,282
Amtech Systems, Inc.*	915	20,935
Anadigics, Inc.*	2,700	10,557
Applied Micro Circuits Corp.*	440	4,611
ATMI, Inc.*	2,289	45,574
AuthenTec, Inc.*	1,500	4,365
Axcelis Technologies, Inc.*	12,700	23,749
AXT, Inc.* (a)	3,000	20,970
BTU International, Inc.*	700	7,973
Cabot Microelectronics Corp.*	900	43,965
Cascade Microtech, Inc.*	1,000	6,590
Cohu, Inc.	3,074	44,296
CyberOptics Corp.*	400	3,980
DSP Group, Inc.*	2,788	22,527
Energy Conversion Devices, Inc.* (a)	4,881	9,762
Exar Corp.*	4,111	25,118
Fairchild Semiconductor International, Inc.*	9,500	199,215
FEI Co.*	700	22,722
FormFactor, Inc.*	500	5,185
GSI Technology, Inc.*	2,200	19,602
Ikanos Communications, Inc.*	4,200	5,292
Integrated Device Technology, Inc.*	14,800	120,398
Integrated Silicon Solution, Inc.*	2,500	24,150
International Rectifier Corp.*	4,200	145,152
Intersil Corp., Class A	6,683	98,708
IXYS Corp.*	1,400	22,204

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Kopin Corp.*	3,700	$17,797
Lattice Semiconductor Corp.*	6,048	41,066
LTX-Credence Corp.*	197	1,708
Mattson Technology, Inc.*	2,800	6,496
MEMC Electronic Materials, Inc.*	6,897	81,592
MKS Instruments, Inc.	1,805	51,226
MoSys, Inc.*	876	5,422
Nanometrics, Inc.*	482	7,794
PDF Solutions, Inc.*	812	5,132
Pericom Semiconductor Corp.*	2,319	21,080
Photronics, Inc.*	7,400	64,602
PLX Technology, Inc.*	1,010	3,464
Rudolph Technologies, Inc.*	2,700	30,537
Sigma Designs, Inc.*(a)	4,485	57,229
Silicon Image, Inc.*	4,000	33,280
Standard Microsystems Corp.*	1,734	47,078
SunPower Corp., Class B*	2,462	52,613
SunPower Corp., Class A* (a)	3,818	83,118
TriQuint Semiconductor, Inc.*	9,900	136,323
Ultratech, Inc.*	791	24,766
Zoran Corp.*	5,400	56,538

		1,810,743

Software 0.5%
Accelrys, Inc.*	741	5,609
BSQUARE Corp.*	120	853
EPIQ Systems, Inc.	3,461	49,250
ePlus, Inc.*	469	12,968
JDA Software Group, Inc.*	1,200	39,324
Lawson Software, Inc.*	2,100	23,247
Mentor Graphics Corp.*	1,531	22,582
Pervasive Software, Inc.*	500	3,400
S1 Corp.*	1,100	7,557
Smith Micro Software, Inc.*	2,700	20,844
TeleCommunication Systems, Inc., Class A*	5,080	23,419
THQ, Inc.*	7,500	30,300

		239,353

Specialty Retail 4.9%
Aaron’s, Inc.	1,726	49,692
AC Moore Arts & Crafts, Inc.*	2,110	5,739
America’s Car-Mart, Inc.*	1,155	28,274
Asbury Automotive Group, Inc.*	549	9,498
Ascena Retail Group, Inc.*	1,300	40,677
AutoNation, Inc.* (a)	10,100	342,491
Barnes & Noble, Inc. (a)	6,100	67,039
Bebe Stores, Inc.	4,100	27,552
Books-A-Million, Inc. (a)	1,500	6,930
Borders Group, Inc.* (a)	816	253
Brown Shoe Co., Inc.	3,200	40,480
Build-A-Bear Workshop, Inc.*	2,800	17,164
Cabela’s, Inc.*	6,600	168,564
Cache, Inc.*	1,100	6,314

66	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Casual Male Retail Group, Inc.*	2,800	$11,816
Charming Shoppes, Inc.*	8,160	36,965
Christopher & Banks Corp.	2,310	14,207
Coldwater Creek, Inc.*	3,400	10,370
Collective Brands, Inc.*	5,680	119,280
Conn’s, Inc.* (a)	2,682	17,567
Cost Plus, Inc.*	641	6,980
Finish Line, Inc. (The), Class A	4,700	101,003
Foot Locker, Inc.	8,700	187,224
GameStop Corp., Class A* (a)	4,522	116,125
Genesco, Inc.*	1,600	64,608
Golfsmith International Holdings, Inc.*	700	3,472
Group 1 Automotive, Inc.	2,600	111,904
Haverty Furniture Cos., Inc.	2,423	31,741
HOT Topic, Inc.	4,300	28,853
Lithia Motors, Inc., Class A	1,882	34,234
MarineMax, Inc.*	2,300	21,988
Men’s Wearhouse, Inc. (The)	3,215	89,666
Office Depot, Inc.*	15,400	66,374
Pacific Sunwear of California, Inc.* (a)	7,300	23,287
Penske Automotive Group, Inc.*	7,300	164,104
PEP Boys-Manny Moe & Jack	1,900	26,030
Rent-A-Center, Inc.	4,000	121,800
Shoe Carnival, Inc.*	1,168	34,187
Sonic Automotive, Inc., Class A (a)	500	7,050
Stage Stores, Inc.	2,400	46,224
Stein Mart, Inc.	3,227	35,110
Systemax, Inc.*	1,727	22,365
Tandy Leather Factory, Inc.	200	934
Trans World Entertainment Corp.*	2,150	3,591
West Marine, Inc.*	2,342	25,481
Wet Seal, Inc. (The), Class A*	2,916	12,830
Zale Corp.* (a)	3,300	12,144

		2,420,181

Textiles, Apparel & Luxury Goods 1.5%
Charles & Colvard Ltd.*	208	572
Columbia Sportswear Co.	2,300	156,377
Delta Apparel, Inc.*	158	2,795
G-III Apparel Group Ltd.*	600	26,916
Heelys, Inc.*	2,200	4,818
Iconix Brand Group, Inc.*	7,900	193,471
Jones Group, Inc. (The)	3,200	43,616
Kenneth Cole Productions, Inc., Class A*	1,000	13,470
K-Swiss, Inc., Class A*	2,300	28,313
Lacrosse Footwear, Inc. (a)	132	2,194
Lakeland Industries, Inc.*	200	1,740
Lazare Kaplan International, Inc.*	300	396
Movado Group, Inc.	1,892	31,577
Perry Ellis International, Inc.*	1,600	45,088
Phillips-Van Heusen Corp.	96	6,759
Quiksilver, Inc.*	8,300	36,105
RG Barry Corp.	400	4,896

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Rocky Brands, Inc.*	700	$10,661
Skechers U.S.A., Inc., Class A*	2,600	49,530
Tandy Brands Accessories, Inc.*	500	1,260
Timberland Co. (The), Class A*	974	44,015
Unifi, Inc.*	1,933	31,547

		736,116

Thrifts & Mortgage Finance 2.3%
Abington Bancorp, Inc.	2,499	30,288
Astoria Financial Corp.	4,800	69,456
Atlantic Coast Financial Corp.* (a)	235	2,286
Bank Mutual Corp.	1,300	5,317
BankAtlantic Bancorp, Inc., Class A* (a)	8,887	8,081
BankFinancial Corp.	2,414	22,064
Beneficial Mutual Bancorp, Inc.*	6,413	55,344
Berkshire Hills Bancorp, Inc.	1,669	37,219
BofI Holding, Inc.* (a)	952	15,994
Capitol Federal Financial, Inc.	622	7,041
Dime Community Bancshares	1,800	27,828
Doral Financial Corp.*	6,100	9,150
ESSA Bancorp, Inc.	1,800	22,590
Federal Agricultural Mortgage Corp., Class C (a)	1,000	18,950
First Defiance Financial Corp.*	300	4,104
First Financial Holdings, Inc.	1,498	16,448
First Financial Northwest, Inc.* (a)	2,600	16,224
First Niagara Financial Group, Inc.	11,646	167,702
First Pactrust Bancorp, Inc.	475	7,358
First Place Financial Corp.*	367	661
Flushing Financial Corp.	2,847	41,908
Fox Chase Bancorp, Inc.	103	1,406
Home Federal Bancorp, Inc.	1,700	20,655
HopFed Bancorp, Inc.	306	2,742
Kaiser Federal Financial Group, Inc.	75	942
Legacy Bancorp, Inc.	700	9,492
Louisiana Bancorp, Inc.*	600	9,024
Meridian Interstate Bancorp, Inc.* (a)	203	2,834
MGIC Investment Corp.*	13,300	115,178
Northeast Community Bancorp, Inc.	300	1,902
Northwest Bancshares, Inc.	4,895	61,628
OceanFirst Financial Corp.	1,710	24,795
PMI Group, Inc. (The)*	9,381	20,263
Provident Financial Holdings, Inc.	1,200	9,756
Provident Financial Services, Inc.	2,000	29,040
Provident New York Bancorp	1,147	10,759
Radian Group, Inc.	9,800	58,114
Riverview Bancorp, Inc.*	589	1,849
SI Financial Group, Inc.	987	9,821
Tree.com, Inc.*	1,200	6,384
United Community Financial Corp.*	763	1,083
United Financial Bancorp, Inc.	1,600	26,144
Washington Federal, Inc.	5,000	80,450
Waterstone Financial, Inc.* (a)	1,700	5,440

2011 Semiannual Report	67

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Westfield Financial, Inc.	3,025	$27,467

		1,123,181

Tobacco 0.3%
Alliance One International, Inc.*	10,088	40,251
Universal Corp.	2,100	91,098

		131,349

Trading Companies & Distributors 1.2%
Aceto Corp.	2,896	23,197
Aircastle Ltd.	3,600	44,856
Applied Industrial Technologies, Inc.	1,400	49,364
CAI International, Inc.*	141	3,548
Empire Resources, Inc.	300	1,305
GATX Corp.	2,800	118,356
H&E Equipment Services, Inc.*	3,366	66,983
Interline Brands, Inc.*	2,718	57,404
Rush Enterprises, Inc., Class A*	1,145	24,125
TAL International Group, Inc.	1,300	46,865
Titan Machinery, Inc.*	1,544	48,574
WESCO International, Inc.*	2,100	130,095

		614,672

Water Utilities 0.0% †
Consolidated Water Co. Ltd.	145	1,423
Pennichuck Corp.	92	2,606
SJW Corp.	639	14,850

		18,879

Wireless Telecommunication Services 0.6%
FiberTower Corp.* (a)	2,283	3,082
Leap Wireless International, Inc.*	5,300	78,652
Telephone & Data Systems, Inc.	2,300	77,188
Telephone & Data Systems, Inc. —Special Shares	2,100	61,215
United States Cellular Corp.*	1,249	61,501

		281,638

Total Common Stocks (cost $41,822,516)		48,889,032

Rights 0.0% †

	Number of Rights	Market Value

Commercial Banks 0.0%†
Central Pacific Financial Corp. 5/6/2011*	160	872
Macatawa Bank Corp. 6/7/2011* (b)	1,045	0

Total Rights (cost $17,662)		872

Mutual Fund 1.0%

	Shares	Market Value

Money Market Fund 1.0%
Invesco Liquid Assets Portfolio —Institutional Class, 0.14% (c)	506,893	$506,893

Total Mutual Fund (cost $506,893)		506,893

Repurchase Agreements 4.0%

	Principal Amount	Market Value

Deutsche Bank, 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $839, collateralized by U.S. Government Agency Mortgages Securities 7.00%, maturing 10/10/2038; total market value of $856 (d)	$839	839
Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $1,969,692, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $2,009,078. (d)	$1,969,684	$1,969,684

Total Repurchase Agreements (cost $1,970,523)		1,970,523

Total Investments (cost $44,317,594) (e) — 104.1%		51,367,320

Liabilities in excess of other assets — (4.1%)		(2,028,756)

NET ASSETS — 100.0%		$49,338,564

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $1,918,055.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $1,970,523.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

68	Semiannual Report 2011

ADR	American Depositary Receipt

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

SA	Stock Company

US	United States

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	69

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value (cost $42,347,071) *	$49,396,797
Repurchase agreements, at value and cost	1,970,523

Total Investments	51,367,320

Cash	4,510
Dividends receivable	11,450
Security lending income receivable	2,900
Receivable for investments sold	88,952
Receivable for capital shares issued	68,361
Prepaid expenses	45,412

Total Assets	51,588,905

Liabilities:
Payable for capital shares redeemed	216,557
Payable upon return of securities loaned (Note 2)	1,970,523
Accrued expenses and other payables:
Investment advisory fees	28,375
Fund administration fees	7,804
Distribution fees	356
Administrative servicing fees	9,490
Accounting and transfer agent fees	2,399
Trustee fees	130
Custodian fees	532
Compliance program costs (Note 3)	172
Professional fees	11,188
Printing fees	2,815

Total Liabilities	2,250,341

Net Assets	$49,338,564

Represented by:
Capital	$41,790,760
Accumulated undistributed net investment income	44,330
Accumulated net realized gains from investment transactions	453,748
Net unrealized appreciation/(depreciation) from investments	7,049,726

Net Assets	$49,338,564

Net Assets:
Class A Shares	$1,015,840
Class C Shares	519,548
Institutional Service Class Shares	47,733,968
Institutional Class Shares	69,208

Total	$49,338,564

*	Includes value of securities on loan of $1,918,055 (Note 2).

The accompanying notes are an integral part of these financial statements.

70	Semiannual Report 2011

Shares Outstanding (unlimited number of shares authorized):	Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	86,961
Class C Shares	45,077
Institutional Service Class Shares	4,075,580
Institutional Class Shares	5,884

Total	4,213,502

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.68
Class C Shares (a)	$11.53
Institutional Service Class Shares	$11.71
Institutional Class Shares	$11.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	71

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$330,562
Income from securities lending (Note 2)	9,488
Other income	211

Total Income	340,261

EXPENSES:
Investment advisory fees	209,334
Fund administration fees	46,760
Distribution fees Class A	604
Distribution fees Class C	407
Administrative servicing fees Class A	69
Administrative servicing fees Institutional Service Class	54,313
Registration and filing fees	23,473
Professional fees	10,755
Printing fees	3,414
Trustee fees	687
Custodian fees	897
Accounting and transfer agent fees	2,987
Compliance program costs (Note 3)	63
Other	3,584

Total expenses before earnings credit and expenses reimbursed	357,347
Earnings credit (Note 5)	(38)
Expenses reimbursed by adviser (Note 3)	(61,378)

Net Expenses	295,931

NET INVESTMENT INCOME	44,330

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	916,380
Net change in unrealized appreciation/(depreciation) from investments	7,815,317

Net realized/unrealized gains from investments	8,731,697

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,776,027

The accompanying notes are an integral part of these financial statements.

72	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income (loss)	$44,330	$(65,289)
Net realized gains from investment transactions	916,380	829,405
Net change in unrealized appreciation from investments	7,815,317	5,030,322

Change in net assets resulting from operations	8,776,027	5,794,438

Distributions to Shareholders From:
Return of capital:
Class A	–	(155)
Class C	–	–
Institutional Service Class	–	(27,931)
Institutional Class	–	(119)

Change in net assets from shareholder distributions	–	(28,205)

Change in net assets from capital transactions	2,923,196	5,818,746

Change in net assets	11,699,223	11,584,979

Net Assets:
Beginning of period	37,639,341	26,054,362

End of period	$49,338,564	$37,639,341

Accumulated undistributed net investment income (loss) at end of period	$44,330	$(1)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$877,546	$271,998
Dividends reinvested	–	155
Cost of shares redeemed	(36,665)	(261,785)

Total Class A	840,881	10,368

Class C Shares
Proceeds from shares issued	451,542	37,213
Dividends reinvested	–	–
Cost of shares redeemed	–	–

Total Class C	451,542	37,213

Institutional Service Class Shares
Proceeds from shares issued	8,613,084	12,955,885
Dividends reinvested	–	27,931
Cost of shares redeemed	(6,998,201)	(7,212,264)

Total Institutional Service Class	1,614,883	5,771,552

Institutional Class Shares
Proceeds from shares issued	22,254	5,881
Dividends reinvested	–	119
Cost of shares redeemed	(6,364)	(6,387)

Total Institutional Class	15,890	(387)

Change in net assets from capital transactions	$2,923,196	$5,818,746

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	73

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	79,469	29,674
Reinvested	–	17
Redeemed	(3,313)	(28,249)

Total Class A Shares	76,156	1,442

Class C Shares
Issued	39,801	4,260
Reinvested	–	–
Redeemed	–	–

Total Class C Shares	39,801	4,260

Institutional Service Class Shares
Issued	783,883	1,357,171
Reinvested	–	3,402
Redeemed	(638,176)	(823,825)

Total Institutional Service Class Shares	145,707	536,748

Institutional Class Shares
Issued	1,983	718
Reinvested	–	15
Redeemed	(541)	(719)

Total Institutional Class Shares	1,442	14

Total change in shares	263,106	542,464

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

74	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

	Operations			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redem ption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbu rsements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.50	(0.01)	2.19	2.18	–	–	–	–	–	$11.68	22.95%		$1,015,840	1.37%	(0.16%	)	1.63%	6.81%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%		$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%		$71,532	1.34%	(0.11%	)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%	)	$8,172	1.47%	0.09%		1.86%	16.44%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.41	(0.04)	2.16	2.12	–	–	–	–	–	$11.53	22.53%		$519,548	2.06%	(0.80%	)	2.33%	6.81%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%		$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%		$7,720	2.09%	(0.37%	)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%	)	$16,104	2.08%	(0.48%	)	2.35%	16.44%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.53	0.01	2.17	2.18	–	–	–	–	–	$11.71	22.88%		$47,733,968	1.34%	0.21%		1.62%	6.81%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%		$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%		$25,941,166	1.34%	0.20%		1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%	)	$24,163,614	1.23%	0.31%		1.32%	16.44%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.56	0.02	2.18	2.20	–	–	–	–	–	$11.76	23.01%		$69,208	1.09%	0.38%		1.36%	6.81%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%		$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%		$33,944	1.09%	0.48%		1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%	)	$30,983	1.07%	0.48%		1.64%	16.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	75

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Bond Fund (Class D at NAV) returned 1.16% versus 0.02% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 141 funds as of April 30, 2011) was 0.91% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Rising interest rates and tightening spreads were the main drivers of Fund performance during the reporting period. The Fund’s holdings in lower-rated securities provided superior returns versus higher-rated securities for the reporting period.

The leading contributor to relative Fund performance was City of Chicago taxable municipal bonds. The City of Chicago bond issue was priced in January 2011 at a time of extreme fear in the municipal market due to dire warnings of municipal defaults. Yet, while Chicago has fundamentally stronger credit than Illinois, the City of Chicago bonds were priced wider than those of Illinois. The issue was purchased based on the assumption that it would compress and at some point trade inside of Illinois, which has been happening.

Commercial mortgage-backed securities (CMBS) held by the Fund also performed very well and contributed to Fund performance. CMBS in general continued to tighten versus Treasuries as the strengthening economy reduced fears of a real estate meltdown. Due to better underwriting, pre-2007 securities benefited more during the reporting period.

The Fund’s holdings in inflation-indexed bonds also helped relative Fund performance during the reporting period as investors anticipate increases in the rate of inflation.

What areas of investment detracted from Fund performance?

Agency mortgage-backed securities detracted from Fund performance during the reporting period as these securities were hurt by reduced governmental purchases. The Fund’s investment in non-Agency residential mortgage-backed securities detracted from Fund performance during the reporting period due to a high level of delinquencies. In addition, the increase in interest rates in late 2010 caused price declines in Treasuries.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

76	Semiannual Report 2011

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.94%	7.14%	6.30%	5.94%
	w/SC2	(3.32)%	2.64%	5.37%	5.48%
Class B3	w/o SC1	0.69%	6.39%	5.62%	5.27%
	w/SC4	(4.20)%	1.39%	5.30%	5.27%
Class C5	w/o SC1	0.69%	6.39%	5.63%	5.26%
	w/SC6	(0.29)%	5.39%	5.63%	5.26%
Class D	w/o SC1	1.16%	7.41%	6.64%	6.22%
	w/SC7	(3.37)%	2.60%	5.67%	5.73%
Class R2[8,9,10]		0.86%	6.78%	5.98%	5.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.23%	1.09%
Class B	1.89%	1.75%
Class C	1.89%	1.75%
Class D	0.93%	0.79%
Class R2	1.54%	1.40%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	77

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Bond Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,009.40	5.18	1.04
	Hypothetical	[b]	1,000.00	1,019.64	5.21	1.04
Class B Shares	Actual		1,000.00	1,006.90	8.71	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75
Class C Shares	Actual		1,000.00	1,006.90	8.71	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75
Class D Shares	Actual		1,000.00	1,011.60	3.94	0.79
	Hypothetical	[b]	1,000.00	1,020.88	3.96	0.79
Class R2 Shares	Actual		1,000.00	1,008.60	7.02	1.41
	Hypothetical	[b]	1,000.00	1,017.80	7.05	1.41

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

78	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Bond Fund

Asset Allocation
Corporate Bonds	38.5%
Collateralized Mortgage Obligations	19.3%
U.S. Treasury Note	10.3%
U.S. Government Mortgage Backed Agencies	8.0%
U.S. Treasury Bonds	7.3%
Commercial Mortgage Backed Securities	6.1%
U.S. Government Sponsored & Agency Obligation	4.7%
Municipal Bonds	1.7%
Mutual Fund	1.7%
Asset-Backed Securities	1.2%
Yankee Dollar	0.9%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	7.9%
Diversified Financial Services	6.5%
Insurance	3.6%
Diversified Telecommunication Services	2.0%
Chemicals	2.0%
Commercial Banks	2.0%
Machinery	1.5%
Beverages	1.5%
Media	1.3%
Real Estate Investment Trusts (REITs)	1.3%
Other Industries	70.4%

100.0%

Top Holdings †
U.S. Treasury Note, 0.50%, 11/15/13	10.4%
Government National Mortgage Association, 4.50%, 02/20/37	7.2%
Fannie Mae REMICS, 4.50%, 03/25/39	4.8%
Federal Home Loan Mortgage Corp., 1.00%, 08/28/12	4.7%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	4.6%
Fannie Mae Pool, 4.50%, 05/01/39	2.9%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.7%
Fannie Mae REMICS, 5.50%, 05/25/23	2.6%
Fannie Mae Pool, 6.62%, 06/01/16	2.2%
Freddie Mac Gold Pool, 3.50%, 07/01/18	1.8%
Other Holdings	56.1%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	79

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 1.2%

	Principal Amount	Market Value

Other 1.2%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$538,038	$465,190
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	603,174	593,163

		1,058,353

Total Asset-Backed Securities (cost $1,141,193)		1,058,353

Collateralized Mortgage Obligations 19.3%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	440,652	449,459
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	755,284	754,005
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	998,415	729,809
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	825,770	756,017
Fannie Mae REMICS Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,218,169
Series 2009-42, Class AP, 4.50%, 03/25/39	3,929,256	4,156,318
Government National Mortgage Association, Series 2010-61, Class PC, 4.50%, 02/20/37	6,000,000	6,195,275
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	956,208	833,615
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	508,917	513,346

Total Collateralized Mortgage Obligations (cost $16,777,816)		16,606,013

Commercial Mortgage Backed Securities 6.1%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AM 5.37%, 09/10/47 (a)	1,000,000	1,061,025

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.89%, 12/10/49 (a)	$1,000,000	$1,052,532
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,043,546
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM 5.59%, 11/10/39	1,000,000	1,039,973
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.61%, 11/15/30 (a)	1,000,000	1,048,306

Total Commercial Mortgage Backed Securities (cost $5,035,473)		5,245,382

Corporate Bonds 38.5%
Air Freight & Logistics 0.9%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	727,677	785,730

Airlines 0.8%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	649,270	649,270

Beverages 1.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,253,858

Chemicals 2.0%
Cytec Industries, Inc., 8.95%, 07/01/17	700,000	864,694
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	873,001

		1,737,695

Commercial Banks 2.0%
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	803,480
Sovereign Bank, 8.75%, 05/30/18	750,000	884,582

		1,688,062

Communications Equipment 0.9%
Motorola, Inc., 6.50%, 09/01/25	750,000	807,594

80	Semiannual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Computers & Peripherals 1.0%
Digital Equipment Corp., 7.75%, 04/01/23	$825,000	$899,481

Diversified Financial Services 6.5%
Bank of America NA, 6.10%, 06/15/17	1,000,000	1,088,443
General Electric Capital Corp., 5.30%, 02/11/21	500,000	518,817
JPMorgan Chase & Co., 5.25%, 05/01/15	1,000,000	1,084,438
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (c)	1,000,000	1,098,730
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	689,029
Xstrata Finance Canada Ltd., 6.90%, 11/15/37 (d)	1,000,000	1,134,837

		5,614,294

Diversified Telecommunication Services 2.0%
Qwest Corp., 6.88%, 09/15/33	1,000,000	980,000
Telstra Corp. Ltd., 4.80%, 10/12/21 (d)	750,000	760,004

		1,740,004

Electric Utilities 1.0%
Nisource Finance Corp., 6.13%, 03/01/22	750,000	826,710

Energy Equipment & Services 1.2%
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,069,588

Food & Staples Retailing 1.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	929,949	1,038,084

Insurance 3.6%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (d)	1,000,000	1,088,878
Oil Insurance Ltd., 7.56%, 06/30/11 (c)(d)	1,000,000	936,730
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,062,706

		3,088,314

Machinery 1.5%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,298,531

Corporate Bonds (continued)

	Principal Amount	Market Value

Media 1.3%
Time Warner Cable, Inc., 6.75%, 07/01/18	$1,000,000	$1,151,704

Metals & Mining 0.9%
Anglo American Capital PLC, 9.38%, 04/08/19 (d)	550,000	739,902

Oil, Gas & Consumable Fuels 7.0%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	921,964
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	1,000,000	1,116,906
NuStar Logistics LP, 4.80%, 09/01/20	750,000	748,835
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,155,703
Rowan Cos., Inc., 5.00%, 09/01/17	1,000,000	1,061,460
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,042,319

		6,047,187

Paper & Forest Products 1.1%
Stora Enso OYJ, 7.25%, 04/15/36 (d)	1,000,000	951,250

Real Estate Investment Trusts (REITs) 1.3%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,078,043

Tobacco 0.8%
Reynolds American, Inc., 7.63%, 06/01/16	600,000	718,307

Total Corporate Bonds (cost $31,179,983)		33,183,608

Municipal Bonds 1.7%
Illinois 1.0%
City of Chicago, 7.78%, 01/01/35	750,000	835,838

Iowa 0.7%
Tobacco Settlement Authority, Series A, 6.50%, 06/01/23	735,000	662,132

Total Municipal Bonds (cost $1,485,000)		1,497,970

2011 Semiannual Report	81

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies 8.0%

	Principal Amount	Market Value

Fannie Mae Pool Pool# 383661 6.62%, 06/01/16	$1,722,382	$1,919,991
Pool# 386905 5.00%, 04/01/19	889,132	944,709
Pool# AA6943 4.50%, 05/01/39	2,407,185	2,480,944
Freddie Mac Gold Pool
Pool# E01443, 3.50%, 07/01/18	1,493,473	1,555,742

Total U.S. Government Mortgage Backed Agencies (cost $6,479,887)		6,901,386

U.S. Government Sponsored & Agency Obligation 4.7%
Federal Home Loan Mortgage Corp. 1.00%, 08/28/12	4,000,000	4,029,496

Total U.S. Government Sponsored & Agency Obligation (cost $4,009,438)		4,029,496

U.S. Treasury Bonds 7.3%
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/14	3,000,000	3,952,229
2.13%, 01/15/19	2,000,000	2,342,608

Total U.S. Treasury Bonds (cost $5,899,844)		6,294,837

U.S. Treasury Note 10.3%
U.S. Treasury Note,	9,000,000	8,926,875
0.50%, 11/15/13

Total U.S. Treasury Note (cost $8,929,817)		8,926,875

Yankee Dollar 0.9%
Oil, Gas & Consumable Fuels 0.9%
Nexen, Inc.,	750,000	770,317
6.40%, 05/15/37

Total Yankee Dollar (cost $762,893)		770,317

Mutual Fund 1.7%

	Shares	Market Value

Money Market Fund 1.7%
Invesco Liquid Assets Portfolio - Institutional Class, 0.14% (e)	1,475,688	$1,475,688

Total Mutual Fund (cost $1,475,688)		1,475,688

Total Investments (cost $83,177,032) (f) — 99.7%		85,989,925

Other assets in excess of liabilities — 0.3%		251,650

NET ASSETS — 100.0%		$86,241,575

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2011.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date reflects the next call date.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $5,611,601 which represents 6.51% of net assets.

(e)	Represents 7-day effective yield as of April 30, 2011.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

82	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Bond Fund
Assets:
Investments, at value (cost $83,177,032)	$85,989,925
Cash	39,500
Interest and dividends receivable	801,402
Receivable for investments sold	1,685,542
Receivable for capital shares issued	55,186
Prepaid expenses	41,382

Total Assets	88,612,937

Liabilities:
Payable for investments purchased	1,694,612
Distributions payable	38,099
Payable for capital shares redeemed	521,356
Accrued expenses and other payables:
Investment advisory fees	24,567
Fund administration fees	12,887
Distribution fees	7,623
Administrative servicing fees	7,373
Accounting and transfer agent fees	13,039
Trustee fees	360
Custodian fees	1,957
Compliance program costs (Note 3)	460
Professional fees	15,893
Printing fees	33,136

Total Liabilities	2,371,362

Net Assets	$86,241,575

Represented by:
Capital	$82,138,277
Accumulated distributions in excess of net investment income	(156,069)
Accumulated net realized gains from investment transactions	1,446,474
Net unrealized appreciation/(depreciation) from investments	2,812,893

Net Assets	$86,241,575

Net Assets:
Class A Shares	$18,679,210
Class B Shares	724,804
Class C Shares	3,682,652
Class D Shares	62,885,788
Class R2 Shares	269,121

Total	$86,241,575

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,870,951
Class B Shares	72,559
Class C Shares	368,394
Class D Shares	6,290,614
Class R2 Shares	26,949

Total	8,629,467

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	83

Statement of Assets and Liabilities (continued)

April 30, 2011 (Unaudited)

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.98
Class B Shares (a)	$9.99
Class C Shares (b)	$10.00
Class D Shares	$10.00
Class R2 Shares	$9.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.42

Class D Shares	$10.47

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

84	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$1,977,958
Dividend income	1,121
Other income	479

Total Income	1,979,558

EXPENSES:
Investment advisory fees	216,192
Fund administration fees	75,116
Distribution fees Class A	22,838
Distribution fees Class B	3,138
Distribution fees Class C	19,834
Distribution fees Class R2	606
Administrative servicing fees Class A	4,009
Administrative servicing fees Class D	13,006
Administrative servicing fees Class R2	194
Registration and filing fees	33,586
Professional fees	13,762
Printing fees	17,824
Trustee fees	1,380
Custodian fees	4,616
Accounting and transfer agent fees	25,687
Compliance program costs (Note 3)	83
Other	4,546

Total expenses before earnings credit and expenses reimbursed	456,417

Earnings credit (Note 5)	(421)
Expenses reimbursed by adviser (Note 3)	(68,168)

Net Expenses	387,828

NET INVESTMENT INCOME	1,591,730

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,445,795
Net change in unrealized appreciation/(depreciation) from investments	(2,165,164)

Net realized/unrealized losses from investments	(719,369)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$872,361

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	85

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,591,730	$3,447,725
Net realized gains from investment transactions	1,445,795	1,959,042
Net change in unrealized appreciation/(depreciation) from investments	(2,165,164)	3,552,878

Change in net assets resulting from operations	872,361	8,959,645

Distributions to Shareholders From:
Net investment income:
Class A	(323,840)	(678,185)
Class B	(8,897)	(21,549)
Class C	(56,074)	(121,839)
Class D	(1,199,158)	(2,849,836)
Class R2	(3,859)	(7,004)
Net realized gains:
Class A	(275,213)	–
Class B	(9,715)	–
Class C	(64,267)	–
Class D	(989,708)	–
Class R2	(3,647)	–

Change in net assets from shareholder distributions	(2,934,378)	(3,678,413)

Change in net assets from capital transactions	(2,536,378)	(1,390,042)

Change in net assets	(4,598,395)	3,891,190

Net Assets:
Beginning of period	90,839,970	86,948,780

End of period	$86,241,575	$90,839,970

Accumulated distributions in excess of net investment income at end of period	$(156,069)	$(155,971)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,455,235	$6,386,034 ^
Dividends reinvested	543,071	663,073 ^
Cost of shares redeemed	(3,372,855)	(5,233,387)

Total Class A	625,451	1,815,720

Class B Shares
Proceeds from shares issued	124,327	80,206 ^
Dividends reinvested	4,070	6,223 ^
Cost of shares redeemed	(42,629)	(135,672)

Total Class B	85,768	(49,243)

Class C Shares
Proceeds from shares issued	272,859	1,550,395 ^
Dividends reinvested	48,337	48,482 ^
Cost of shares redeemed	(759,860)	(941,442)

Total Class C	(438,664)	657,435

^	October 31, 2010 “Dividends reinvested” amounts have been revised to make non-material corrections to reclassify “Proceeds from shares issued” to “Dividends reinvested”.

The accompanying notes are an integral part of these financial statements.

86	Semiannual Report 2011

	Nationwide Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$2,157,558	$4,615,372	^
Dividends reinvested	1,978,229	2,722,100	^
Cost of shares redeemed	(7,001,751)	(11,202,457)

Total Class D	(2,865,964)	(3,864,985)

Class R2 Shares
Proceeds from shares issued	55,205	167,591	^
Dividends reinvested	2,745	2,465	^
Cost of shares redeemed	(919)	(119,025)

Total Class R2	57,031	51,031

Change in net assets from capital transactions	$(2,536,378)	$(1,390,042)

SHARE TRANSACTIONS:
Class A Shares
Issued	348,201	650,485
Reinvested	55,127	67,041	^^
Redeemed	(339,789)	(529,486)

Total Class A Shares	63,539	188,040	^^

Class B Shares
Issued	12,559	8,153	^^
Reinvested	414	631	^^
Redeemed	(4,293)	(13,603)

Total Class B Shares	8,680	(4,819	)^^

Class C Shares
Issued	27,501	158,147
Reinvested	4,906	4,895	^^
Redeemed	(76,933)	(96,110)

Total Class C Shares	(44,526)	66,932	^^

Class D Shares
Issued	217,631	468,430
Reinvested	200,549	275,153	^^
Redeemed	(705,781)	(1,134,450)

Total Class D Shares	(287,601)	(390,867	)^^

Class R2 Shares
Issued	5,539	17,107
Reinvested	279	249	^^
Redeemed	(92)	(12,070)

Total Class R2 Shares	5,726	5,286	^^

Total change in shares	(254,182)	(135,428	)^^

Amounts designated as “–” are zero or have been rounded to zero.

^	October 31, 2010 “Dividends reinvested” amounts have been revised to make non-material corrections to reclassify “Proceeds from shares issued” to “Dividends reinvested”.
^^	Includes October 31, 2010 Dividend shares reinvested.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

	Operations					Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.17	(0.09)	0.08		(0.17)	(0.15)	(0.32)	–	$9.98		0.94%		$18,679,210	1.04%	3.54%	1.20%	24.29%
Year Ended October 31, 2010 (f)	$9.63	0.36	0.61 (g)	0.97	(g)	(0.38)	–	(0.38)	–	$10.22	(g)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.47	0.94	1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)		(0.43)	–	(0.43)	–	$8.69		(4.44%	)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40		(0.46)	–	(0.46)	–	$9.52		4.23%		$12,177,566	1.07%	4.89%	1.08%	39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48		(0.43)	–	(0.43)	–	$9.58		5.22%		$11,434,384	1.08%	4.76%	1.08%	36.06%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.14	(0.08)	0.06		(0.14)	(0.15)	(0.29)	–	$9.99		0.69%		$724,804	1.75%	2.83%	1.91%	24.29%
Year Ended October 31, 2010 (f)	$9.63	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.22	(g)	9.58%		$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.41	0.95	1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%		$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.69		(5.08%	)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.52		3.67%		$371,480	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41		(0.37)	–	(0.37)	–	$9.57		4.41%		$268,065	1.75%	4.12%	1.75%	36.06%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.23	0.14	(0.08)	0.06		(0.14)	(0.15)	(0.29)	–	$10.00		0.69%		$3,682,652	1.75%	2.83%	1.91%	24.29%
Year Ended October 31, 2010 (f)	$9.64	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.23	(g)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.42	0.94	1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.70		(5.07%	)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.53		3.66%		$1,430,376	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41		(0.37)	–	(0.37)	–	$9.58		4.40%		$1,305,823	1.74%	4.15%	1.74%	36.06%

Class D Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.23	0.19	(0.08)	0.11		(0.19)	(0.15)	(0.34)	–	$10.00		1.16%		$62,885,788	0.79%	3.79%	0.95%	24.29%
Year Ended October 31, 2010 (f)	$9.64	0.39	0.62 (g)	1.01	(g)	(0.42)	–	(0.42)	–	$10.23	(g)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.50	0.95	1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)		(0.46)	–	(0.46)	–	$8.70		(4.16%	)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42		(0.48)	–	(0.48)	–	$9.53		4.54%		$75,009,099	0.77%	5.17%	0.77%	39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50		(0.46)	–	(0.46)	–	$9.59		5.39%		$83,878,254	0.80%	5.00%	0.80%	36.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.

The accompanying notes are an integral part of these financial statements.

88	Semiannual Report 2011

	Operations					Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R2 Shares (h)
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.16	(0.08)	0.08		(0.16)	(0.15)	(0.31)	–	$9.99		0.86%		$269,121	1.41%	3.18%	1.57%	24.29%
Year Ended October 31, 2010 (f)	$9.63	0.33	0.61 (g)	0.94	(g)	(0.35)	–	(0.35)	–	$10.22	(g)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.45	0.93	1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)		(0.42)	–	(0.42)	–	$8.70		(4.60%	)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36		(0.42)	–	(0.42)	–	$9.53		3.88%		$1,440	1.44%	4.51%	1.44%	39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45		(0.41)	–	(0.41)	–	$9.59		4.88%		$1,112	1.30%	4.53%	1.30%	36.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	89

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Enhanced Income Fund (Class A at NAV) returned 0.16% versus 0.21% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra Short Obligations Funds (consisting of 71 funds as of April 30, 2011) was 0.54% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Spread sectors (non-government higher-yielding securities) held by the Fund continued their strong run during the reporting period as investors remained focused on garnering extra yield in a low-interest-rate environment.

In the short maturity spectrum in which the Fund invests, U.S. Agency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and corporate bonds provided the most positive relative returns for the Fund during the reporting period. Agency MBS benefited from higher mortgage rates that resulted in reduced refinancing risk, reduced headline risk following the Treasury’s release of its white paper on Government Sponsored Enterprise (GSE) reform (Freddie Mac and Fannie Mae), and strong demand from mortgage real estate investment trusts (REITs). The Fund’s holdings in the ABS and CMBS sectors benefited from improving fundamentals and a favorable supply-versus-demand environment. The Fund’s holdings in investment-grade corporate credits were aided by improving economic data and accommodative monetary policy.

What areas of investment detracted from Fund performance?

A slightly longer-than-benchmark duration modestly detracted from overall Fund performance for the reporting period; yields rose during most of the reporting period, although a sharp decline in yields in April had an offsetting effect.

Spread sectors outperformed U.S. Treasuries during the reporting period as investors sought higher-yielding assets in this relatively low-yield environment. Therefore, the Fund’s holdings in U.S. Treasuries provided weaker relative Fund performance versus other sectors. U.S. Agency debentures and FDIC-guaranteed bank notes held by the Fund also posted weaker relative performance, given investors’ preference for riskier assets during the reporting period. The Fund’s focus on higher-quality securities generally detracted from relative Fund performance as lower-rated credits outperformed high-quality issues during the reporting period.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

90	Semiannual Report 2011

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.16%	0.45%	2.75%	2.16%
	w/SC2	(2.11)%	(1.82)%	2.28%	1.92%
Class R2[3,4,5]		(0.11)%	0.08%	2.54%	2.03%
Institutional Service Class[3]		0.16%	0.48%	2.91%	2.29%
Institutional Class[3]		0.28%	0.72%	3.07%	2.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]

These returns for the period prior to the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.80%	0.77%
Class R2	1.04%	1.01%
Institutional Service Class	0.73%	0.70%
Institutional Class	0.48%	0.45%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	91

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Enhanced Income Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,001.60	3.52	0.71
	Hypothetical	[b]	1,000.00	1,021.27	3.56	0.71
Class R2 Shares	Actual		1,000.00	998.90	5.01	1.01
	Hypothetical	[b]	1,000.00	1,019.79	5.06	1.01
Institutional Service Class Shares	Actual		1,000.00	1,001.60	3.47	0.70
	Hypothetical	[b]	1,000.00	1,021.32	3.51	0.70
Institutional Class Shares	Actual		1,000.00	1,002.80	2.23	0.45
	Hypothetical	[b]	1,000.00	1,022.56	2.26	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

92	Semiannual Report 2011

Portfolio Summary	Nationwide Enhanced Income Fund

April 30, 2011 (Unaudited)

Asset Allocation
Corporate Bonds	34.6%
Asset-Backed Securities	26.4%
Collateralized Mortgage Obligations	23.7%
Commercial Mortgage Backed Securities	5.4%
Mutual Fund	4.6%
U.S. Treasury Notes	3.6%
U.S. Government Sponsored & Agency Obligation	1.1%
U.S. Government Mortgage Backed Agencies	0.6%
Yankee Dollar	0.3%
Liabilities in excess of other assets	(0.3)%

100.0%

Top Industries †
Diversified Financial Services	8.1%
Commercial Banks	4.6%
Pharmaceuticals	3.4%
Aerospace & Defense	3.0%
Capital Markets	2.7%
Food & Staples Retailing	1.5%
Computers & Peripherals	1.3%
Industrial Conglomerates	1.1%
Consumer Finance	1.1%
Beverages	1.0%
Other Industries	72.2%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	4.6%
PSE&G Transition Funding LLC, 6.61%, 06/15/15	2.0%
U.S. Treasury Notes, 1.13%, 01/15/12	2.0%
Fannie Mae REMICS, 4.00%, 09/25/24	1.7%
U.S. Treasury Notes, 1.00%, 09/30/11	1.6%
IBM International Group Capital LLC, 5.05%, 10/22/12	1.1%
3M Co., 4.50%, 11/01/11	1.1%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	1.1%
John Deere Capital Corp., 7.00%, 03/15/12	1.1%
Federal Home Loan Banks, 3.38%, 02/27/13	1.0%
Other Holdings	82.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	93

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 26.4%

	Principal Amount	Market Value

Automobile 10.1%
Ally Auto Receivables Trust Series 2010-1, Class A2, 0.75%, 04/15/12	$541,389	$541,564
Series 2010-2, Class A2, 0.89%, 09/17/12	1,300,966	1,302,524
Series 2011-2, Class A2, 0.67%, 10/15/13	2,000,000	1,999,978
Bank of America Auto Trust, Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	2,000,000	2,045,662
BMW Vehicle Owner Trust, Series 2010-A, Class A2, 0.68%, 09/25/12	881,754	882,391
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.01%, 04/16/12	492,517	495,745
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 01/15/16	1,152,183	1,167,906
Ford Credit Auto Owner Trust, Series 2010-B, Class A2, 0.65%, 12/15/12	1,023,995	1,024,605
Honda Auto Receivables Owner Trust Series 2010-1, Class A2, 0.62%, 02/21/12	423,678	423,765
Series 2010-2, Class A3, 1.34%, 03/18/14	2,500,000	2,518,959
Hyundai Auto Receivables Trust, Series 2010-A, Class A2, 0.86%, 11/15/12	1,509,338	1,510,963
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4, 4.74%, 08/17/15	2,500,000	2,623,975
Toyota Auto Receivables Owner Trust Series 2010-A, Class A2, 0.75%, 05/15/12	1,262,687	1,263,459
Series 2010-A, Class A3, 1.27%, 12/16/13	750,000	755,128
Series 2010-B, Class A2, 0.74%, 08/15/12	1,092,677	1,093,691
USAA Auto Owner Trust Series 2008-2, Class A4, 5.16%, 11/15/13	2,000,000	2,046,853
Series 2009-2, Class A3, 1.54%, 02/18/14	1,530,455	1,539,910
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A2, 0.66%, 05/21/12	457,112	457,226
World Omni Auto Receivables Trust Series 2009-A, Class A3, 3.33%, 05/15/13	1,131,109	1,142,358

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Series 2010-A, Class A2, 0.70%, 06/15/12	$531,190	$531,305

		25,367,967

Credit Card 6.5%
American Express Credit Account Master Trust Series 2006-2, Class A, 5.35%, 01/15/14	2,000,000	2,012,863
Series 2007-5, Class A, 0.25%, 12/15/14 (b)	2,000,000	1,997,373
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7, 4.70%, 06/15/15	2,000,000	2,102,798
Chase Issuance Trust Series 2007-A17, Class A, 5.12%, 10/15/14	2,000,000	2,129,199
Series 2008-A4, Class A4, 4.65%, 03/15/15	2,000,000	2,140,187
Citibank Credit Card Issuance Trust Series 2009-A3, Class A3, 2.70%, 06/24/13	1,830,000	1,836,305
Series 2009-A5, Class A5, 2.25%, 12/23/14	2,060,000	2,108,499
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	2,000,000	2,192,604

		16,519,828

Other 9.8%
AEP Texas Central Transition Funding LLC, Series A-2 4.98%, 07/01/13	1,782,714	1,863,209
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	1,592,744	1,635,955
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	1,749,042	1,840,483
GE Equipment Midticket LLC, Series 2010-1, Class A2, 0.61%, 01/14/13 (a)	1,000,000	999,913
GE Equipment Small Ticket LLC, Series 2011-1A, Class A2, 0.88%, 08/21/13 (a)	800,000	801,088
John Deere Owner Trust Series 2008-A, Class A4, 4.89%, 03/16/15	1,664,631	1,673,572
Series 2009-B, Class A3, 1.57%, 10/15/13	628,278	631,437
Series 2010-A, Class A2, 0.72%, 07/16/12	796,772	797,059

94	Semiannual Report 2011

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Massachusetts RRB Special Purpose Trust Series 2005-1, Class A3, 4.13%, 09/15/13	$313,307	$317,728
Series 2005-1, Class A4, 4.40%, 03/15/15	1,000,000	1,046,743
Massachusetts RRB Special Purpose Trust WMECO-1, Series 2001-1, Class A, 6.53%, 06/01/15	1,591,444	1,693,511
PG&E Energy Recovery Funding LLC Series 2005-1, Class A5, 4.47%, 12/25/14	2,400,000	2,522,049
Series 2005-2, Class A2, 5.03%, 03/25/14	1,342,202	1,372,296
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	4,820,000	5,148,020
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A2, 4.81%, 11/17/14	1,013,459	1,047,279
Volvo Financial Equipment LLC, Series 2010-1A, Class A2, 1.06%, 06/15/12 (a)	1,238,793	1,239,820

		24,630,162

Total Asset-Backed Securities (cost $66,738,044)		66,517,957

Collateralized Mortgage Obligations 23.7%
Fannie Mae REMICS Series 2002-82, Class XD, 5.00%, 07/25/16	36,604	36,597
Series 2003-15, Class WC, 4.00%, 12/25/16	53,720	53,736
Series 2003-113, Class PD, 4.00%, 02/25/17	1,357,314	1,394,179
Series 2003-122, Class OK, 4.00%, 06/25/17	728,952	748,711
Series 2004-6, Class CA, 4.00%, 06/25/17	768,144	789,485
Series 2003-67, Class TA, 3.00%, 08/25/17	715,587	730,005
Series 2004-29, Class L, 4.00%, 09/25/17	493,916	506,385
Series 2004-32, Class AB, 4.00%, 10/25/17	473,377	487,111
Series 2003-49, Class TK, 3.50%, 03/25/18	1,167,542	1,213,126
Series 2003-59, Class GC, 4.50%, 03/25/18	1,021,834	1,075,407

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Fannie Mae REMICS (continued) Series 2003-57, Class NB, 3.00%, 06/25/18	$123,775	$127,888
Series 2003-75, Class NB, 3.25%, 08/25/18	21,982	22,037
Series 2008-15, Class JM, 4.00%, 02/25/19	567,173	592,969
Series 2008-18, Class MD, 4.00%, 03/25/19	1,250,725	1,315,742
Series 2009-88, Class EA, 4.50%, 05/25/23	1,293,420	1,359,640
Series 2009-44, Class A, 4.50%, 12/25/23	870,289	917,371
Series 2009-76, Class MA, 4.00%, 09/25/24	4,105,728	4,311,962
Series 2003-14, Class AN, 3.50%, 03/25/33	162,616	168,640
Freddie Mac REMICS
Series 3584, Class BL, 1.25%, 10/15/12	724,075	727,699
Series 3591, Class NA, 1.25%, 10/15/12	823,824	830,368
Series 3573, Class LC, 1.85%, 08/15/14	1,004,269	1,015,975
Series 3574, Class AC, 1.85%, 08/15/14	1,154,394	1,167,607
Series 3612, Class AE, 1.40%, 12/15/14	978,649	985,700
Series 3610, Class AB, 1.40%, 12/15/14	577,509	581,507
Series 3555, Class JA, 4.00%, 12/15/14	942,920	975,305
Series 2614, Class TD, 3.50%, 05/15/16	299,552	301,089
Series 2633, Class PD, 4.50%, 08/15/16	844,140	856,709
Series 2672, Class NF, 4.00%, 12/15/16	862,327	883,280
Series 2611, Class KC, 3.50%, 01/15/17	28,340	28,442
Series 2630, Class KS, 4.00%, 01/15/17	1,593,285	1,629,471
Series 2695, Class DE, 4.00%, 01/15/17	2,070,851	2,118,284
Series 3818, Class UA, 1.35%, 02/15/17	1,552,302	1,560,812
Series 3827, Class CA, 1.50%, 04/15/17	1,744,692	1,757,446
Series 2625, Class JD, 3.25%, 07/15/17	327,931	334,500
Series 3758, Class CD, 1.50%, 08/15/17	2,101,061	2,105,347
Series 2640, Class GD, 4.50%, 08/15/17	1,316,014	1,338,724

2011 Semiannual Report	95

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued) Series 2783, Class AB, 4.00%, 10/15/17	$517,291	$532,993
Series 2628, Class DQ, 3.00%, 11/15/17	1,287,281	1,323,561
Series 2628, Class GQ, 3.14%, 11/15/17	1,609,102	1,656,728
Series 2629, Class AN, 3.50%, 01/15/18	1,405,988	1,458,479
Series 2629, Class AM, 4.00%, 01/15/18	723,079	755,843
Series 2555, Class B, 4.25%, 01/15/18	842,485	890,800
Series 2664, Class GA, 4.50%, 01/15/18	49,474	49,918
Series 2786, Class PD, 4.50%, 01/15/18	2,281,000	2,365,946
Series 3840, Class BA, 2.00%, 02/15/18	2,500,000	2,533,000
Series 2643, Class NT, 4.50%, 03/15/18	1,392,275	1,466,529
Series 2613, Class PA, 3.25%, 05/15/18	648,425	664,178
Series 2836, Class PX, 4.00%, 05/15/18	887,843	924,147
Series 3728, Class CA, 1.50%, 10/15/18	2,000,690	1,994,706
Series 2877, Class GP, 4.00%, 11/15/18	794,806	824,800
Series 3110, Class AG, 5.00%, 03/15/19	484,988	496,827
Series 3846, Class CK, 1.50%, 09/15/20	2,500,000	2,501,562
Series 3815, Class DE, 3.00%, 10/15/21	2,338,351	2,415,662
Series 2802, Class NC, 5.00%, 05/15/28	221,753	223,512
Ginnie Mae,
Series 2009-81, Class WA, 2.00%, 08/20/39	1,561,533	1,576,201

Total Collateralized Mortgage Obligations (cost $59,476,802)		59,704,648

Commercial Mortgage Backed Securities 5.4%
Banc of America Commercial Mortgage, Inc. Series 2005-1, Class A3, 4.88%, 11/10/42	459,068	460,093
Series 2005-3, Class A2, 4.50%, 07/10/43	1,339,805	1,340,183
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	609,993	643,584

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A2 5.92%, 03/15/49 (b)	$380,000	$393,655
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	67,008	67,110
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2 3.92%, 11/10/38	189,962	189,905
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A3 4.21%, 12/10/41	6,098	6,094
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.11%, 01/11/17	2,111,103	2,125,865
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3 4.70%, 07/15/42	1,110,103	1,135,273
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A3 4.66%, 12/15/26	732,908	742,453
Morgan Stanley Capital I, Series 2004-IQ8, Class A3 4.50%, 06/15/40	190,006	189,963
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1 3.67%, 02/11/36	938,875	940,965
Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class A2, 4.04%, 10/15/41	1,813,158	1,815,419
Series 2005-C16, Class A2, 4.38%, 10/15/41	668,586	673,247
Series 2005-C17, Class APB, 4.78%, 03/15/42	758,425	758,538
Series 2005-C17, Class A2, 5.04%, 03/15/42	587,906	617,280
Series 2006-C29, Class A2, 5.28%, 11/15/48	1,500,000	1,525,031

Total Commercial Mortgage Backed Securities (cost $13,672,236)		13,624,658

96	Semiannual Report 2011

Corporate Bonds 34.6%

	Principal Amount	Market Value

Aerospace & Defense 3.0%
Boeing Co. (The), 1.88%, 11/20/12	$2,500,000	$2,546,388
General Dynamics Corp., 1.80%, 07/15/11	2,500,000	2,509,342
Honeywell International, Inc., 6.13%, 11/01/11	2,500,000	2,574,442

		7,630,172

Beverages 1.0%
PepsiCo, Inc., 5.15%, 05/15/12	2,500,000	2,610,660

Capital Markets 2.7%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	2,500,000	2,655,182
Credit Suisse USA, Inc., 6.50%, 01/15/12	2,000,000	2,083,622
Goldman Sachs Group, Inc. (The), 1.63%, 07/15/11	2,000,000	2,005,910

		6,744,714

Chemicals 0.2%
Praxair, Inc., 1.75%, 11/15/12	600,000	609,015

Commercial Banks 4.7%
BNP Paribas, 0.69%, 04/08/13 (b)	2,500,000	2,485,768
PNC Funding Corp., 5.50%, 09/28/12	2,000,000	2,116,380
Wachovia Corp., 5.30%, 10/15/11	2,500,000	2,554,815
Wells Fargo & Co., 3.00%, 12/09/11	2,000,000	2,033,916
Westpac Banking Corp., 0.84%, 04/08/13 (a)(b)	2,500,000	2,503,437

		11,694,316

Computers & Peripherals 1.3%
Dell, Inc., 3.38%, 06/15/12	1,500,000	1,541,247
Hewlett-Packard Co. 1.36%, 05/27/11 (b)	300,000	300,210
2.25%, 05/27/11	1,500,000	1,502,195

		3,343,652

Consumer Finance 1.1%
John Deere Capital Corp., 7.00%, 03/15/12	2,500,000	2,641,275

Diversified Financial Services 8.2%
Bank of America Corp., 5.38%, 08/15/11	2,000,000	2,026,404

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Caterpillar Financial Services Corp., 4.85%, 12/07/12	$2,000,000	$2,131,382
Citigroup Funding, Inc., 2.25%, 12/10/12	2,500,000	2,567,310
General Electric Capital Corp. 5.00%, 11/15/11	2,500,000	2,560,885
2.13%, 12/21/12	2,000,000	2,052,070
HSBC Finance Corp., 6.38%, 10/15/11	1,875,000	1,924,114
IBM International Group Capital LLC, 5.05%, 10/22/12	2,500,000	2,659,065
JPMorgan Chase & Co., 5.60%, 06/01/11	2,020,000	2,028,043
Western Union Co. (The), 5.40%, 11/17/11	2,500,000	2,564,975

		20,514,248

Diversified Telecommunication Services 0.7%
AT&T Corp., 7.30%, 11/15/11	1,793,000	1,857,213

Electric Utilities 0.9%
Alabama Power Co., Series 07-D, 4.85%, 12/15/12	2,000,000	2,127,174

Food & Staples Retailing 1.5%
Costco Wholesale Corp., 5.30%, 03/15/12	1,600,000	1,666,357
Wal-Mart Stores, Inc., 4.25%, 04/15/13	2,000,000	2,131,318

		3,797,675

Health Care Equipment & Services 0.8%
Baxter International, Inc., 1.80%, 03/15/13	2,000,000	2,032,396

Industrial Conglomerates 1.1%
3M Co., 4.50%, 11/01/11	2,600,000	2,657,205

Insurance 1.0%
Berkshire Hathaway, Inc., 1.40%, 02/10/12	2,500,000	2,520,158

Media 0.2%
Walt Disney Co. (The), Series B, 6.38%, 03/01/12	500,000	524,288

Multiline Retail 0.7%
Target Corp., 5.88%, 03/01/12	1,700,000	1,777,369

Oil, Gas & Consumable Fuels 0.6%
ConocoPhillips, 4.75%, 10/15/12	1,500,000	1,587,822

2011 Semiannual Report	97

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products 1.0%
Procter & Gamble International Funding SCA, 1.35%, 08/26/11	$2,500,000	$2,512,280

Pharmaceuticals 3.4%
Abbott Laboratories, 5.60%, 05/15/11	1,735,000	1,737,948
AstraZeneca PLC, 5.40%, 09/15/12	2,000,000	2,129,252
Eli Lilly & Co., 6.00%, 03/15/12	2,500,000	2,620,620
Novartis Capital Corp., 1.90%, 04/24/13	2,000,000	2,045,220

		8,533,040

Specialty Retail 0.5%
Lowe’s Cos., Inc., 5.60%, 09/15/12	1,250,000	1,330,430

Total Corporate Bonds (cost $86,856,857)		87,045,102

U.S. Government Mortgage Backed Agencies 0.6%
Fannie Mae Pool Pool# 253845 6.00%, 06/01/16	36,523	39,907
Pool# 254089 6.00%, 12/01/16	57,505	62,835
Pool# 545415 6.00%, 01/01/17	51,143	55,882
Pool# 254195 5.50%, 02/01/17	118,997	129,194
Pool# 625178 5.50%, 02/01/17	97,846	106,231
Freddie Mac Gold Pool Pool# E00678 6.50%, 06/01/14	17,475	18,512
Pool# B17493 4.00%, 12/01/14	1,082,636	1,118,446
Pool# E00991 6.00%, 07/01/16	27,606	29,892

Total U.S. Government Mortgage Backed Agencies (cost $1,518,477)		1,560,899

U.S. Government Sponsored & Agency Obligation 1.1%
Federal Home Loan Banks 3.38%, 02/27/13	2,500,000	2,624,697

Total U.S. Government Sponsored & Agency Obligation (cost $2,621,117)		2,624,697

U.S. Treasury Notes 3.6%

	Principal Amount	Market Value

U.S. Treasury Notes 1.00%, 09/30/11	$4,000,000	$4,014,844
1.13%, 01/15/12	5,000,000	5,033,400

Total U.S. Treasury Notes (cost $9,019,123)		9,048,244

Yankee Dollar 0.3%
Road & Rail 0.3%
Canadian National Railway Co., 6.38%, 10/15/11	700,000	718,990

Total Yankee Dollar (cost $718,482)		718,990

Mutual Fund 4.6%

	Shares	Market Value

Money Market Fund 4.6%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (c)	11,520,998	11,520,998

Total Mutual Fund (cost $11,520,998)		11,520,998

Total Investments (cost $252,142,136) (d) — 100.3%		252,366,193

Liabilities in excess of other assets — (0.3)%		(750,278)

NET ASSETS — 100.0%		$251,615,915

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $7,589,920 which represents 3.02% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SCA	Limited partnership with share capital

The accompanying notes are an integral part of these financial statements.

98	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $252,142,136)	$252,366,193
Cash	372
Interest and dividends receivable	1,444,210
Receivable for capital shares issued	76,573
Prepaid expenses	40,016

Total Assets	253,927,364

Liabilities:
Payable for investments purchased	1,999,978
Distributions payable	6,239
Payable for capital shares redeemed	187,530
Accrued expenses and other payables:
Investment advisory fees	70,124
Fund administration fees	11,621
Distribution fees	3,004
Administrative servicing fees	2,005
Accounting and transfer agent fees	3,260
Trustee fees	932
Custodian fees	3,135
Compliance program costs (Note 3)	1,059
Professional fees	18,252
Printing fees	3,555
Other	755

Total Liabilities	2,311,449

Net Assets	$251,615,915

Represented by:
Capital	$258,370,194
Accumulated distributions in excess of net investment income	(931,081)
Accumulated net realized losses from investment transactions	(6,047,255)
Net unrealized appreciation/(depreciation) from investments	224,057

Net Assets	$251,615,915

Net Assets:
Class A Shares	$15,173,138
Class R2 Shares	45,695
Institutional Service Class Shares	13,385
Institutional Class Shares	236,383,697

Total	$251,615,915

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,680,142
Class R2 Shares	5,061
Institutional Service Class Shares	1,481
Institutional Class Shares	26,186,761

Total	27,873,445

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	99

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.03
Class R2 Shares	$9.03
Institutional Service Class Shares	$9.04
Institutional Class Shares	$9.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.24

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

100	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$1,647,652
Dividend income	10,852
Other income	1,302

Total Income	1,659,806

EXPENSES:
Investment advisory fees	427,799
Fund administration fees	69,396
Distribution fees Class A	15,380
Distribution fees Class R2	195
Administrative servicing fees Class A	567
Administrative servicing fees Class R2	24
Administrative servicing fees Institutional Service Class	16
Registration and filing fees	23,809
Professional fees	16,043
Printing fees	621
Trustee fees	3,803
Custodian fees	4,881
Accounting and transfer agent fees	11,931
Compliance program costs (Note 3)	262
Other	6,984

Total expenses before earnings credit and expenses reimbursed	581,711
Earnings credit (Note 5)	(429)
Expenses reimbursed by adviser (Note 3)	(14,948)

Net Expenses	566,334

NET INVESTMENT INCOME	1,093,472

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(50,119)
Net change in unrealized appreciation/(depreciation) from investments	(346,431)

Net realized/unrealized losses from investments	(396,550)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$696,922

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	101

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,093,472	$3,261,137
Net realized losses from investment transactions	(50,119)	(27,498)
Net change in unrealized depreciation from investments	(346,431)	(794,186)

Change in net assets resulting from operations	696,922	2,439,453

Distributions to Shareholders From:
Net investment income:
Class A	(74,409)	(82,482)
Class R2	(351)	(967)
Institutional Service Class	(80)	(245)
Institutional Class	(1,696,798)	(4,762,341)

Change in net assets from shareholder distributions	(1,771,638)	(4,846,035)

Change in net assets from capital transactions	10,950,522	32,843,904

Change in net assets	9,875,806	30,437,322

Net Assets:
Beginning of period	241,740,109	211,302,787

End of period	$251,615,915	$241,740,109

Accumulated distributions in excess of net investment income at end of period	$(931,081)	$(252,915)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,452,922	$9,426,052
Dividends reinvested	32,465	46,098
Cost of shares redeemed	(9,484,151)	(4,796,269)

Total Class A	7,001,236	4,675,881

Class R2 Shares
Proceeds from shares issued	62,681	25,373
Dividends reinvested	136	167
Cost of shares redeemed	(71,500)	(27,518)

Total Class R2	(8,683)	(1,978)

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	80	245
Cost of shares redeemed	–	–

Total Institutional Service Class	80	245

Institutional Class Shares
Proceeds from shares issued	10,659,422	48,549,525
Dividends reinvested	1,696,785	4,762,341
Cost of shares redeemed	(8,398,318)	(25,142,110)

Total Institutional Class	3,957,889	28,169,756

Change in net assets from capital transactions	$10,950,522	$32,843,904

The accompanying notes are an integral part of these financial statements.

102	Semiannual Report 2011

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	1,819,320	1,035,889
Reinvested	3,572	5,061
Redeemed	(1,048,948)	(527,065)

Total Class A Shares	773,944	513,885

Class R2 Shares
Issued	6,922	2,784
Reinvested	15	19
Redeemed	(7,913)	(3,025)

Total Class R2 Shares	(976)	(222)

Institutional Service Class Shares
Issued	1	–
Reinvested	8	27
Redeemed	–	–

Total Institutional Service Class Shares	9	27

Institutional Class Shares
Issued	1,179,838	5,330,365
Reinvested	187,805	523,065
Redeemed	(929,249)	(2,763,509)

Total Institutional Class Shares	438,394	3,089,921

Total change in shares	1,211,371	3,603,611

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	103

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.07	0.03	(0.02)	0.01	(0.05)	(0.05)	$9.03	0.16%		$15,173,138	0.71%	0.65%	0.72%	35.96%
Year Ended October 31, 2010 (f)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%		$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%		$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%		$1,569,685	0.72%	3.51%	0.76%	77.44%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.07	0.02	(0.02)	–	(0.04)	(0.04)	$9.03	(0.11%	)	$45,695	1.01%	0.35%	1.02%	35.96%
Year Ended October 31, 2010 (f)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%		$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%		$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%		$1,062	0.74%	3.50%	0.74%	77.44%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.08	0.03	(0.02)	0.01	(0.05)	(0.05)	$9.04	0.16%		$13,385	0.70%	0.66%	0.71%	35.96%
Year Ended October 31, 2010 (f)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%		$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%		$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%		$11,872	0.70%	3.47%	0.73%	77.44%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.07	0.04	(0.01)	0.03	(0.07)	(0.07)	$9.03	0.28%		$236,383,697	0.45%	0.91%	0.46%	35.96%
Year Ended October 31, 2010 (f)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%		$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%		$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%		$437,051,902	0.45%	3.79%	0.49%	77.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

104	Semiannual Report 2011

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Government Bond Fund (Class D at NAV) registered -0.73% versus -1.29% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index (formerly BofAML Government Master Index). For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 74 funds as of April 30, 2011) was -1.05% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The main driver of Fund performance during the reporting period was the overall increase in interest rates.

The two positions in the Fund that benefited performance most were Treasury Inflation Protected Securities (TIPS). These two TIPS Fund holdings, due in 2013 and 2015, performed well as the market began pricing in higher inflation expectations during the reporting period than were embedded in the bonds. The third-best performance for the Fund came from holdings in U.S. Treasury notes. The notes were purchased within the last month of the reporting period, when interest rates began to decline, benefiting the Fund’s total return on a relative basis.

What areas of investment detracted from Fund performance?

The underperformance of the 5- to 10-year maturity spectrum detracted from Fund performance. The Fund’s holdings were overweight in this area of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) due to attractive roll-down return (the form of return that arises when the value of a bond converges to par as maturity approaches).

The three holdings that detracted most from Fund performance were U.S. Treasury notes and bonds that were held during most of the reporting period, suffering the rising interest rates that occurred during the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

2011 Semiannual Report	105

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.94)%	3.55%	5.79%	5.14%
	w/SC2	(5.13)%	(0.87)%	4.88%	4.68%
Class B3	w/o SC1	(1.26)%	2.96%	5.15%	4.53%
	w/SC4	(5.96)%	(1.90)%	4.82%	4.53%
Class C5	w/o SC1	(1.26)%	2.86%	5.16%	4.53%
	w/SC6	(2.20)%	1.89%	5.16%	4.53%
Class D	w/o SC1	(0.73)%	3.90%	6.11%	5.43%
	w/SC1	(5.16)%	(0.80)%	5.14%	4.95%
Class R2[8,9,10]		(1.03)%	3.33%	5.58%	5.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns, for periods prior to the creation of the Funds Class R2 Shares on October 1, 2003, include the performance of the Fund’s Class D shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class B	1.74%
Class C	1.74%
Class D	0.86%
Class R2	1.38%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch U.S. Treasury/Agency Master AAA Index (ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106	Semiannual Report 2011

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Government Bond Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	990.60	5.53	1.12
	Hypothetical	[b]	1,000.00	1,019.24	5.61	1.12
Class B Shares	Actual		1,000.00	987.40	8.72	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.85	1.77
Class C Shares	Actual		1,000.00	987.40	8.72	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.85	1.77
Class D Shares	Actual		1,000.00	992.70	4.30	0.87
	Hypothetical	[b]	1,000.00	1,020.48	4.36	0.87
Class R2 Shares	Actual		1,000.00	989.70	6.41	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	107

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Government Bond Fund

Asset Allocation
U.S. Government Mortgage Backed Agencies	54.8%
U.S. Treasury Bonds	16.0%
U.S. Treasury Note	9.7%
Collateralized Mortgage Obligations	8.7%
U.S. Government Sponsored & Agency Obligations	6.0%
Other assets in excess of liabilities	4.8%

100.0%

Top Holdings †
Fannie Mae Pool, 4.00%, 05/01/25	15.8%
U.S. Treasury Note, 3.50%, 02/15/18	10.2%
Fannie Mae Pool, 5.63%, 06/01/12	8.8%
Fannie Mae Pool, 3.50%, 12/01/20	7.9%
U.S. Treasury Bonds, 6.00%, 02/15/26	6.9%
U.S. Treasury Bonds, 8.13%, 08/15/21	5.7%
Fannie Mae Pool, 4.04%, 02/01/15	5.4%
Federal Home Loan Banks, 8.02%, 02/13/15	5.0%
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/16	4.2%
Fannie Mae Pool, 6.84%, 04/01/20	3.7%
Other Holdings	26.4%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

108	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 8.7%

	Principal Amount	Market Value

Fannie Mae REMICS Series 1988-25, Class B, 9.25%, 10/25/18	$5,978	$6,918
Series 1990-7, Class B, 8.50%, 01/25/20	18,523	21,109
Series 1993-16, Class Z, 7.50%, 02/25/23	79,779	90,608
Series 1993-226, Class PK, 6.00%, 12/25/23	689,331	757,176
Series 2003-66, Class AP, 3.50%, 11/25/32	1,127,215	1,176,859
Series 1998-73, Class MZ, 6.30%, 10/17/38	1,839,554	2,003,027
Fannie Mae-Aces Series 2006-M2, Class A1F, 4.85%, 07/25/12 (a)	1,825,418	1,892,073
Series 1998-M4, Class D, 6.27%, 02/25/35	7,021	7,029
Freddie Mac REMICS Series 2960, Class BL, 5.00%, 02/15/23	3,819,710	3,944,648
Series 1684, Class I, 6.50%, 03/15/24	1,215,972	1,380,689
Series 2296, Class H, 6.50%, 03/15/31	72,106	81,628

Total Collateralized Mortgage Obligations (cost $10,740,473)		11,361,764

U.S. Government Mortgage Backed Agencies 54.8%
Fannie Mae Pool
Pool# 460669 5.63%, 06/01/12	10,580,960	10,968,088
Pool# 463344 4.04%, 02/01/15	6,398,389	6,749,753
Pool# 381190 7.90%, 08/01/15	1,403,933	1,561,535
Pool# 383142 7.11%, 10/01/15	1,445,770	1,448,581
Pool# 380082 6.35%, 03/01/16	3,547,418	3,720,160
Pool# 385012 6.84%, 04/01/20	4,105,082	4,582,945
Pool# MA0598 3.50%, 12/01/20	9,514,970	9,879,112
Pool# 874740 6.32%, 07/01/22	1,715,014	1,864,258
Pool# AB1066 4.00%, 05/01/25	18,885,507	19,608,570
Pool# 874982 6.81%, 11/01/25	1,691,807	1,878,806

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 385258 6.65%, 07/01/27	$1,241,470	$1,354,026
Pool# 387114 5.62%, 09/01/34	1,143,176	1,219,509
Pool# 773298 4.87%, 04/01/35 (a)	2,762,844	2,910,550
Pool# 745769 2.51%, 07/01/36 (a)	2,593,241	2,733,658
Pool# 813605 2.62%, 07/01/36 (a)	1,001,774	1,053,899

Total U.S. Government Mortgage Backed Agencies (cost $69,993,895)		71,533,450

U.S. Government Sponsored & Agency Obligations 6.0%
Federal Home Loan Banks 5.99%, 04/15/13	1,500,000	1,654,797
8.02%, 02/13/15	5,000,000	6,176,325

Total U.S. Government Sponsored & Agency Obligations (cost $7,087,879)		7,831,122

U.S. Treasury Bonds 16.0%
U.S. Treasury Bonds 6.00%, 02/15/26	7,000,000	8,639,533
8.13%, 08/15/21	5,000,000	7,090,625
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/16	5,000,000	5,170,150

Total U.S. Treasury Bonds (cost $20,414,122)		20,900,308

U.S. Treasury Note 9.7%
U.S. Treasury Note, 3.50%, 02/15/18	12,000,000	12,674,064

Total U.S. Treasury Note (cost $12,470,305)		12,674,064

Total Investments (cost $120,706,674) (b) — 95.2%		124,300,708

Other assets in excess of liabilities — 4.8%		6,255,259

NET ASSETS — 100.0%		$130,555,967

2011 Semiannual Report	109

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Government Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

110	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $120,706,674)	$124,300,708
Interest receivable	670,338
Receivable for investments sold	11,025,206
Receivable for capital shares issued	75,653
Prepaid expenses	42,907

Total Assets	136,114,812

Liabilities:
Payable for investments purchased	5,160,731
Distributions payable	28,423
Payable for capital shares redeemed	47,273
Cash overdraft (Note 2)	164,975
Accrued expenses and other payables:
Investment advisory fees	53,999
Fund administration fees	13,132
Distribution fees	13,424
Administrative servicing fees	17,798
Accounting and transfer agent fees	7,237
Trustee fees	623
Custodian fees	2,556
Compliance program costs (Note 3)	863
Professional fees	17,117
Printing fees	30,694

Total Liabilities	5,558,845

Net Assets	$130,555,967

Represented by:
Capital	$127,609,848
Accumulated distributions in excess of net investment income	(382,175)
Accumulated net realized losses from investment transactions	(265,740)
Net unrealized appreciation/(depreciation) from investments	3,594,034

Net Assets	$130,555,967

Net Assets:
Class A Shares	$49,349,727
Class B Shares	885,379
Class C Shares	2,092,293
Class D Shares	76,677,594
Class R2 Shares	1,550,974

Total	$130,555,967

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,719,676
Class B Shares	84,633
Class C Shares	200,112
Class D Shares	7,331,727
Class R2 Shares	148,201

Total	12,484,349

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	111

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.46
Class B Shares (a)	$10.46
Class C Shares (b)	$10.46
Class D Shares	$10.46
Class R2 Shares	$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.92

Class D Shares	$10.95

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

112	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$2,458,702
Dividend income	3,470
Other income	792

Total Income	2,462,964

EXPENSES:
Investment advisory fees	344,859
Fund administration fees	75,393
Distribution fees Class A	64,980
Distribution fees Class B	4,959
Distribution fees Class C	11,774
Distribution fees Class R2	4,096
Administrative servicing fees Class A	26,463
Administrative servicing fees Class D	40,054
Administrative servicing fees Class R2	228
Registration and filing fees	33,858
Professional fees	14,415
Printing fees	26,436
Trustee fees	2,208
Custodian fees	4,994
Accounting and transfer agent fees	24,050
Compliance program costs (Note 3)	121
Other	5,599

Total expenses before earnings credit	684,487

Earnings credit (Note 5)	(291)

Net Expenses	684,196

NET INVESTMENT INCOME	1,778,768

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(265,722)
Net change in unrealized appreciation/(depreciation) from investments	(2,989,624)

Net realized/unrealized losses from investments	(3,255,346)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,476,578)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	113

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,778,768	$4,249,163
Net realized gains/(losses) from investment transactions	(265,722)	5,777,152
Net change in unrealized appreciation/(depreciation) from investments	(2,989,624)	330,563

Change in net assets resulting from operations	(1,476,578)	10,356,878

Distributions to Shareholders From:
Net investment income:
Class A	(672,319)	(1,646,742)
Class B	(9,577)	(28,222)
Class C	(22,771)	(61,962)
Class D	(1,148,674)	(3,107,494)
Class R2	(19,861)	(49,950)
Institutional Class (a)	(2)	(38)
Net realized gains:
Class A	(2,075,949)	(782,899)
Class B	(40,603)	(17,194)
Class C	(96,339)	(37,355)
Class D	(3,197,782)	(1,380,521)
Class R2	(63,026)	(28,486)
Institutional Class (a)	–	(18)

Change in net assets from shareholder distributions	(7,346,903)	(7,140,881)

Change in net assets from capital transactions	(13,151,891)	(7,968,276)

Change in net assets	(21,975,372)	(4,752,279)

Net Assets:
Beginning of period	152,531,339	157,283,618

End of period	$130,555,967	$152,531,339

Accumulated distributions in excess of net investment income at end of period	$(382,175)	$(287,739)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,257,332	$13,980,124
Dividends reinvested	2,619,502	2,345,691
Cost of shares redeemed	(11,151,620)	(14,610,883)

Total Class A	(4,274,786)	1,714,932

Class B Shares
Proceeds from shares issued	22,367	146,388
Dividends reinvested	19,113	19,410
Cost of shares redeemed	(250,919)	(344,838)

Total Class B	(209,439)	(179,040)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

114	Semiannual Report 2011

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$304,844	$1,157,508
Dividends reinvested	70,699	55,330
Cost of shares redeemed	(710,048)	(910,232)

Total Class C	(334,505)	302,606

Class D Shares
Proceeds from shares issued	2,181,054	10,333,110
Dividends reinvested	4,142,811	4,225,680
Cost of shares redeemed	(14,651,064)	(24,106,341)

Total Class D	(8,327,199)	(9,547,551)

Class R2 Shares
Proceeds from shares issued	425,334	924,221
Dividends reinvested	19,609	13,509
Cost of shares redeemed	(449,860)	(1,196,723)

Total Class R2	(4,917)	(258,993)

Institutional Class Shares (a)
Proceeds from shares issued	–	1,000
Dividends reinvested	2	56
Cost of shares redeemed	(1,047)	(1,286)

Total Institutional Class	(1,045)	(230)

Change in net assets from capital transactions	$(13,151,891)	$(7,968,276)

SHARE TRANSACTIONS:
Class A Shares
Issued	403,085	1,281,432
Reinvested	251,931	216,582
Redeemed	(1,062,520)	(1,343,229)

Total Class A Shares	(407,504)	154,785

Class B Shares
Issued	2,153	13,386
Reinvested	1,838	1,776
Redeemed	(23,812)	(31,687)

Total Class B Shares	(19,821)	(16,525)

Class C Shares
Issued	28,670	106,449
Reinvested	6,807	5,118
Redeemed	(67,796)	(83,886)

Total Class C Shares	(32,319)	27,681

Class D Shares
Issued	207,013	948,197
Reinvested	398,322	390,207
Redeemed	(1,388,176)	(2,215,581)

Total Class D Shares	(782,841)	(877,177)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	115

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	40,638	84,436
Reinvested	1,885	1,246
Redeemed	(43,308)	(109,843)

Total Class R2 Shares	(785)	(24,161)

Institutional Class Shares (a)
Issued	–	93
Reinvested	–	5
Redeemed	(95)	(120)

Total Institutional Class Shares	(95)	(22)

Total change in shares	(1,243,365)	(735,419)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

116	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.11	0.13	(0.23)	(0.10)	(0.14)	(0.41)	(0.55)	–	$10.46	(0.94%	)	$49,349,727	1.12%	2.45%	1.12%	69.75%
Year Ended October 31, 2010 (f)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%		$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%		$54,052,272	1.16%	3.23%	1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%		$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%		$31,194,601	1.10%	4.09%	1.10%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	–	$10.19	4.25%		$31,585,695	1.09%	3.95%	1.09%	150.10%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.12	0.09	(0.24)	(0.15)	(0.10)	(0.41)	(0.51)	–	$10.46	(1.26%	)	$885,379	1.77%	1.80%	1.77%	69.75%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%		$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%		$1,314,664	1.78%	2.62%	1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%		$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%		$417,265	1.71%	3.48%	1.71%	90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	–	$10.19	3.61%		$360,941	1.69%	3.42%	1.69%	150.10%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.11	0.09	(0.23)	(0.14)	(0.10)	(0.41)	(0.51)	–	$10.46	(1.26%	)	$2,092,293	1.77%	1.80%	1.77%	69.75%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%		$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%		$2,225,145	1.78%	2.65%	1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%		$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%		$1,513,196	1.70%	3.46%	1.71%	90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	–	$10.19	3.69%		$2,645,133	1.69%	3.45%	1.69%	150.10%

Class D Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.11	0.14	(0.23)	(0.09)	(0.15)	(0.41)	(0.56)	–	$10.46	(0.73%	)	$76,677,594	0.87%	2.70%	0.87%	69.75%
Year Ended October 31, 2010 (f)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%		$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%		$97,806,444	0.88%	3.52%	0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%		$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%		$84,531,806	0.81%	4.37%	0.81%	90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	–	$10.19	4.55%		$92,547,417	0.79%	4.24%	0.79%	150.10%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.12	0.12	(0.23)	(0.11)	(0.13)	(0.41)	(0.54)	–	$10.47	(1.03%	)	$1,550,974	1.30%	2.29%	1.30%	69.75%
Year Ended October 31, 2010 (f)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%		$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%		$1,883,821	1.45%	2.88%	1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%		$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%		$1,875	1.35%	3.82%	1.35%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	–	$10.20	4.35%		$1,081	1.08%	3.96%	1.08%	150.10%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	117

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Money Market Fund (Prime Shares) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Money Market Funds (consisting of 279 funds as of April 30, 2011) was 0.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Money market securities are short-term investments, and the general objective of the Fund is preservation of capital and liquidity. The Fund did not experience major fluctuations during the reporting period. Nonetheless, the holdings that contributed the most to relative Fund performance were bank commercial paper and certificates of deposit (CDs).

What areas of investment detracted from Fund performance?

Interest rates remained relatively low during the reporting period, mostly in response to the Federal Reserve Board’s decision to purchase $600 billion in intermediate- to longer-term Treasury securities (known as quantitative easing “QE2”), as well as the Federal Reserve’s commitment to keeping the target funds rate (the rate banks charge each other for overnight loans) at a historic low. The sectors that contributed the least to Fund performance were overnight time deposits and overnight commercial paper. These securities were used, however, for liquidity purposes.

Subadviser:

Federated Investment Management Company

118	Semiannual Report 2011

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended April 30, 2011)

	Six Months*	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	0.00%	2.01%	1.85%
Institutional Class[1]	0.00%	0.00%	2.05%	1.90%
Service Class[1]	0.00%	0.00%	1.95%	1.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Prime	0.60%	0.60%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.75%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	119

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Money Market Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Prime Shares	Actual		1,000.00	1,000.00	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30
Institutional Class Shares	Actual		1,000.00	1,000.00	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30
Service Class Shares	Actual		1,000.00	1,000.00	1.54	0.31
	Hypothetical	[b]	1,000.00	1,023.26	1.56	0.31

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

120	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Money Market Fund

Asset Allocation
Commercial Paper	54.0%
Certificates of Deposit	14.3%
Mutual Funds	11.1%
U.S. Government Sponsored & Agency Obligations	10.5%
U.S. Treasury Notes	4.4%
Municipal Bonds	2.5%
Corporate Bonds	2.5%
Asset-Backed Security	0.9%
Liabilities in excess of other assets	(0.2)%

100.0%

Top Industries †
Banking	19.6%
Government Agency	13.7%
Finance-Retail	11.8%
Asset Management	11.0%
Finance-Automotive	9.0%
Finance-Commercial	6.4%
Chemicals	6.1%
Pharmaceuticals and Health Care	4.6%
Treasury Securities	4.4%
Food & Beverage	4.2%
Other Industries	9.2%

100.0%

Top Holdings †
Federated Prime Cash Obligations Fund, Institutional Shares	6.3%
Federated Prime Obligations Fund, Institutional Shares	4.7%
Federal Home Loan Mortgage Corp., 0.25%, 01/09/12	4.3%
Chariot Funding LLC, 0.08%, 05/02/11	3.4%
Falcon Asset Securitization Co. LLC, 0.08%, 05/02/11	2.9%
Federal Home Loan Banks, 0.12%, 07/20/11	2.9%
BASF SE, 0.16%, 05/31/11	2.3%
Coca-Cola Co. (The), 0.25%, 07/07/11	2.3%
BNP Paribas Finance, Inc., 0.47%, 10/04/11	2.3%
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.29%, 06/08/11	2.1%
Other Holdings	66.5%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	121

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Securities 0.9%

	Principal Amount	Market Value

Finance-Automotive 0.3%
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A1, 0.32%, 02/08/12	$6,053,073	$6,053,073

Finance-Retail 0.6%
Holmes Master Issuer PLC (a) Series 2011-1A, Class A1, .36%, 01/16/12 (a)(b)	10,000,000	10,000,000

Total Asset-Backed Securities (cost $16,053,073)		16,053,073

Certificates of Deposit 14.3%
Banking 14.3%
Bank of Montreal 0.50%, 08/16/11	5,000,000	5,000,000
0.47%, 09/02/11 (a)	5,000,000	5,000,000
0.30%, 10/24/11 (b)	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.29%, 05/16/11	35,000,000	35,000,000
0.29%, 06/07/11	10,000,000	9,999,384
0.29%, 06/08/11	36,000,000	36,000,000
0.30%, 07/05/11	6,000,000	6,000,000
Barclays Bank PLC, 0.81%, 01/25/12	20,000,000	20,000,000
BNP Paribas 0.52%, 07/25/11	10,000,000	10,000,000
0.53%, 09/14/11	7,000,000	7,000,000
Credit Agricole Corporate and Investment Bank — New York 0.56%, 07/18/11	5,000,000	5,000,000
0.50%, 08/09/11	20,000,000	20,000,000
0.53%, 08/10/11	23,000,000	23,000,000
Mizuho Corporate Bank — New York, 0.28%, 06/01/11	5,000,000	5,000,000
Rabobank Nederland NV — New York 0.30%, 10/18/11	20,000,000	20,000,000
0.34%, 04/02/12	10,000,000	10,000,000
Toronto Dominion Bank — New York, 0.40%, 09/07/11	25,000,000	25,000,000

		246,999,384

Total Certificates of Deposit (cost $246,999,384)		246,999,384

Commercial Paper 54.0%

	Principal Amount	Market Value

Banking 4.2%
Bank of America Corp., 0.12%, 05/02/11	$16,583,000	$16,582,945
Credit Agricole North America, Inc., 0.50%, 09/14/11	29,000,000	28,945,222
Societe Generale North America, Inc. 0.40%, 06/10/11	19,000,000	18,991,556
0.50%, 09/01/11	7,500,000	7,487,187

		72,006,910

Capital Markets 3.5%
BNP Paribas Finance, Inc. 0.50%, 10/03/11	20,000,000	19,956,945
0.47%, 10/04/11	40,000,000	39,918,533

		59,875,478

Chemicals 6.1%
BASF SE 0.18%, 05/03/11 (a)	30,000,000	29,999,700
0.16%, 05/31/11 (a)	40,000,000	39,994,667
0.18%, 06/30/11 (a)	1,153,000	1,152,654
E.I. du Pont de Nemours & Co. 0.30%, 06/20/11 (a)	15,000,000	14,993,750
0.28%, 06/23/11 (a)	19,252,000	19,244,064

		105,384,835

Finance-Automotive 8.7%
FCAR Owner Trust 0.28%, 05/13/11	16,000,000	15,998,507
0.40%, 06/07/11	2,900,000	2,898,808
0.45%, 07/01/11	990,000	989,245
0.45%, 07/05/11	25,000,000	24,979,687
0.45%, 07/25/11	5,000,000	4,994,688
0.43%, 09/28/11	15,000,000	14,973,125
0.40%, 10/24/11	19,000,000	18,962,844
Toyota Motor Credit Corp. 0.23%, 05/17/11	18,000,000	17,998,160
0.40%, 05/31/11	17,000,000	16,994,333
0.25%, 07/07/11	25,000,000	24,988,368
0.23%, 08/15/11	7,000,000	6,995,260

		150,773,025

Finance-Commercial 6.3%
Atlantic Asset Securitization LLC 0.17%, 05/17/11 (a)	15,000,000	14,998,867
0.28%, 05/23/11 (a)	3,225,000	3,224,448
0.19%, 06/27/11 (a)	14,700,000	14,695,578
Fairway Finance LLC, 0.30%, 06/14/11 (a)	25,000,000	25,000,000
General Electric Capital Corp., 0.19%, 07/05/11	10,000,000	9,996,569

122	Semiannual Report 2011

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Commercial (continued)
Market Street Funding LLC, 0.25%, 07/18/11 (a)	$22,277,000	$22,264,933
Starbird Funding Corp., 0.28%, 06/13/11 (a)	19,825,000	19,818,370

		109,998,765

Finance-Retail 11.2%
Chariot Funding LLC 0.08%, 05/02/11 (a)	59,270,000	59,269,868
0.21%, 07/05/11 (a)	27,018,000	27,007,756
Falcon Asset Securitization Co. LLC 0.08%, 05/02/11 (a)	50,000,000	49,999,889
0.25%, 06/09/11 (a)	10,000,000	9,997,292
0.21%, 07/07/11 (a)	12,500,000	12,495,114
Jupiter Securitization Co. LLC, 0.29%, 08/01/11 (a)	5,348,000	5,344,037
Sheffield Receivables Corp., 0.17%, 05/17/11 (a)	30,000,000	29,997,733

		194,111,689

Food & Beverage 4.2%
Archer-Daniels-Midland Co., 0.28%, 05/10/11 (a)	10,000,000	9,999,300
Coca-Cola Co. (The) 0.20%, 06/06/11 (a)	22,842,000	22,837,431
0.25%, 07/07/11 (a)	40,000,000	39,981,389

		72,818,120

Government Agency 3.2%
Straight-A Funding LLC 0.25%, 05/05/11	30,000,000	29,999,167
0.25%, 05/20/11	25,000,000	24,996,701

		54,995,868

Oil & Oil Finance 2.0%
ConocoPhillips Qatar Funding Ltd. 0.28%, 05/23/11 (a)	30,400,000	30,394,798
0.28%, 05/24/11 (a)	4,040,000	4,039,277

		34,434,075

Pharmaceuticals and Health Care 4.6%
Merck & Co., Inc., 0.12%, 05/02/11 (a)	10,000,000	9,999,967
Novartis Finance Corp. 0.06%, 05/03/11 (a)	5,000,000	4,999,983
0.24%, 07/14/11 (a)	25,000,000	24,987,667
Novartis Securities Investment Ltd. 0.24%, 06/14/11 (a)	25,000,000	24,992,667
0.25%, 07/14/11 (a)	14,000,000	13,992,805

		78,973,089

Total Commercial Paper (cost $933,371,854)		933,371,854

Corporate Bonds 2.5%

	Principal Amount	Market Value

Banking 1.1%
Citigroup, Inc., 0.40%, 05/18/11 (b)	$20,000,000	$20,001,287

Finance-Commercial 0.1%
General Electric Capital Corp., 0.38%, 08/15/11 (b)	1,000,000	999,944

Insurance 1.3%
Metropolitan Life Global Funding I, 5.75%, 07/25/11 (a)	12,675,000	12,833,773
New York Life Global Funding, 0.31%, 12/01/11 (a)(b)	10,000,000	10,000,000

		22,833,773

Total Corporate Bonds (cost $43,835,004)		43,835,004

Municipal Bonds 2.5%
Alaska 0.9%
Alaska Housing Finance Corp., 0.18%, 12/01/40 (b)	15,000,000	15,000,000

South Carolina 1.0%
South Carolina Transportation Infrastructure Bank, 0.26%, 10/01/31 (b)	18,000,000	18,000,000

Virginia 0.6%
Loudoun County, VA Industrial Development Authority, Howard Hughes Medical Institute, 0.20%, 02/15/38 (b)	9,419,000	9,419,000

Total Municipal Bonds (cost $42,419,000)		42,419,000

U.S. Government Sponsored & Agency Obligations 10.5%
Government Agency Securities 10.5%
Federal Home Loan Banks 0.01%, 05/05/11	20,000,000	19,999,978
0.12%, 07/20/11 (b)	50,000,000	49,996,658
0.45%, 04/27/12	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 0.25%, 01/09/12 (b)	75,000,000	74,978,968
Federal National Mortgage Association, 0.14%, 08/11/11 (b)	27,200,000	27,195,435

		182,171,039

Total U.S. Government Sponsored & Agency Obligations (cost $182,171,039)		182,171,039

2011 Semiannual Report	123

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Money Market Fund (Continued)

Mutual Funds 11.1%

	Shares	Market Value

Asset Management 11.1%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.14% (c)	110,096,804	$110,096,804
Federated Prime Obligations Fund, Institutional Shares, 0.12% (c)	80,974,915	80,974,915

Total Mutual Funds (cost $191,071,719)		191,071,719

U.S. Treasury Notes 4.4%

	Principal Amount	Market Value

U.S. Treasury Notes
0.75%, 11/30/11	$20,000,000	20,051,871
4.88%, 05/31/11	30,000,000	30,114,191
5.13%, 06/30/11	25,000,000	25,196,372

Total U.S. Treasury Notes (cost $75,362,434)		75,362,434

Total Investments (cost $1,731,283,507) (d) — 100.2%		1,731,283,507

Liabilities in excess of other assets — (0.2)%		(2,852,626)

NET ASSETS — 100.0%		$1,728,430,881

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $623,557,777 which represents 36.08% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
LLC	Limited Liability Company
Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

124	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,731,283,507)	$1,731,283,507
Cash	5,938
Interest and dividends receivable	1,682,700
Receivable for capital shares issued	654,118
Prepaid expenses	368,403

Total Assets	1,733,994,666

Liabilities:
Payable for capital shares redeemed	4,622,705
Accrued expenses and other payables:
Investment advisory fees	544,854
Fund administration fees	72,766
Distribution fees	606
Administrative servicing fees	59,789
Accounting and transfer agent fees	69,247
Trustee fees	7,293
Custodian fees	28,595
Compliance program costs (Note 3)	13,211
Professional fees	61,089
Printing fees	51,919
Other	31,711

Total Liabilities	5,563,785

Net Assets	$1,728,430,881

Represented by:
Capital	$1,730,070,613
Accumulated net realized losses from investment transactions with affiliates	(1,639,732)

Net Assets	$1,728,430,881

Net Assets:
Prime Shares	$542,522,622
Institutional Class Shares	1,181,270,013
Service Class Shares	4,638,246

Total	$1,728,430,881

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	543,177,511
Institutional Class Shares	1,182,518,322
Service Class Shares	4,644,931

Total	1,730,340,764

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	125

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$2,717,243
Dividend income	69,841
Other income	15,960

Total Income	2,803,044

EXPENSES:
Investment advisory fees	3,470,857
Fund administration fees	426,933
Distribution fees Service Class	4,052
Administrative servicing fees Prime Class	361,487
Administrative servicing fees Service Class	6,760
Registration and filing fees	25,338
Professional fees	20,608
Printing fees	16,070
Trustee fees	29,204
Custodian fees	48,308
Accounting and transfer agent fees	112,949
Compliance program costs (Note 3)	1,548
Other	33,083

Total expenses before earnings credit and fees waived	4,557,197

Earnings credit (Note 5)	(2,682)
Distribution fees voluntarily waived — Service Class (Note 3)	(4,052)
Investment advisory fees voluntarily waived (Note 3)	(1,395,132)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(361,487)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(6,760)

Net Expenses	2,787,084

NET INVESTMENT INCOME	15,960

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized losses from investment transactions	(15,791)

Net realized/unrealized losses from investments	(15,791)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$169

The accompanying notes are an integral part of these financial statements.

126	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$15,960	$213
Net realized gains/(losses) from investment transactions	(15,791)	16,069

Change in net assets resulting from operations	169	16,282

Distributions to Shareholders From:
Net investment income:
Prime Class	(5,029)	(1,043)
Institutional Class	(10,875)	(1,950)
Service Class	(56)	(9)

Change in net assets from shareholder distributions	(15,960)	(3,002)

Change in net assets from capital transactions	(253,185,617)	(234,506,968)

Change in net assets	(253,201,408)	(234,493,688)

Net Assets:
Beginning of period	1,981,632,289	2,216,125,977

End of period	$1,728,430,881	$1,981,632,289

CAPITAL TRANSACTIONS:
Prime Class Shares
Proceeds from shares issued	$97,858,735	$302,598,487
Dividends reinvested	4,993	807
Cost of shares redeemed	(171,830,214)	(283,287,119)

Total Prime Class	(73,966,486)	19,312,175

Institutional Class Shares
Proceeds from shares issued	98,665,621	332,119,025
Dividends reinvested	10,875	1,950
Cost of shares redeemed	(275,894,231)	(583,293,910)

Total Institutional Class	(177,217,735)	(251,172,935)

Service Class Shares
Proceeds from shares issued	1,297,607	1,855,541
Dividends reinvested	56	9
Cost of shares redeemed	(3,299,059)	(4,501,758)

Total Service Class	(2,001,396)	(2,646,208)

Change in net assets from capital transactions	$(253,185,617)	$(234,506,968)

SHARE TRANSACTIONS:
Prime Class Shares
Issued	97,858,735	302,598,487
Reinvested	4,993	807
Redeemed	(171,830,214)	(283,287,119)

Total Prime Class Shares	(73,966,486)	19,312,175

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	127

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	98,665,621	332,119,025
Reinvested	10,875	1,950
Redeemed	(275,894,231)	(583,293,910)

Total Institutional Class Shares	(177,217,735)	(251,172,935)

Service Class Shares
Issued	1,297,607	1,855,541
Reinvested	56	9
Redeemed	(3,299,059)	(4,501,758)

Total Service Class Shares	(2,001,396)	(2,646,208)

Total change in shares	(253,185,617)	(234,506,968)

The accompanying notes are an integral part of these financial statements.

128	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Capital Contributions from Adviser		Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)
Prime Shares
Six Months Ended April 30, 2011 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$542,522,622	0.30%	–	0.58%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.65	% (f)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.35%		$359,066,782	0.59%	4.27%	0.59%	(g)

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$1,181,270,013	0.30%	–	0.46%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.73	% (f)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.40%		$1,271,826,097	0.54%	4.32%	0.54%	(g)

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$4,638,246	0.31%	–	0.86%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.57	% (f)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	The amount is less than $0.005 per share.
(f)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	129

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Short Duration Bond Fund (Class A at NAV) registered -0.33% versus 0.11% for its benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 156 funds as of April 30, 2011) was 0.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Spread sectors (non-government higher-yielding securities) held by the Fund continued their strong run during the reporting period as investors remained focused on garnering extra yield in a low-interest-rate environment.

In the short maturity spectrum in which the Fund invests, U.S. Agency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and corporate bonds provided the most positive relative returns for the Fund during the reporting period. Agency MBS benefited from higher mortgage rates that resulted in reduced refinancing risk, reduced headline risk following the Treasury’s release of its white paper on Government Sponsored Enterprise (GSE) reform (Freddie Mac and Fannie Mae), and strong demand from mortgage real estate investment trusts (REITs). The Fund’s holdings in the ABS and CMBS sectors benefited from improving fundamentals and a favorable supply-versus-demand environment. The Fund’s holdings in investment-grade corporate credits were aided by improving economic data and accommodative monetary policy.

What areas of investment detracted from Fund performance?

A slightly longer-than-benchmark duration early in the reporting period detracted from overall Fund performance for the reporting period. Yields rose sharply in late 2010, and steepening occurred in the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds).

Spread sectors outperformed U.S. Treasuries during the reporting period as investors sought higher-yielding assets in this relatively low-yield environment. Therefore, the Fund’s holdings in U.S. Treasuries provided weaker relative Fund performance versus other sectors. U.S. Agency debentures and FDIC-guaranteed bank notes held by the Fund also posted weaker relative performance, given investors’ preference for riskier assets during the reporting period. The Fund’s focus on higher-quality securities generally detracted from relative Fund performance as lower-rated credits outperformed high-quality issues during the reporting period.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

130	Semiannual Report 2011

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	(0.33)%	1.14%	3.72%	3.32%
	w/SC3	(2.62)%	(1.10)%	3.24%	3.09%
Class C4	w/o SC2	(0.56)%	0.78%	3.22%	3.03%
	w/SC5	(1.30)%	0.04%	3.22%	3.03%
Institutional Class[6]		(0.29)%	1.44%	4.00%	3.64%
Service Class[6]		(0.38)%	1.17%	3.60%	3.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns for the period prior to the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]

These returns for the period prior to the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.99%	0.85%
Class C	1.44%	1.30%
Institutional Class	0.69%	0.55%
Service Class	1.07%	0.93%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	131

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Short Duration Bond Fund			Beginning Account Value ($) 11/01/10	Ending Account Value($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	996.70	4.16	0.84
	Hypothetical	[b]	1,000.00	1,020.63	4.21	0.84
Class C Shares	Actual		1,000.00	994.40	6.43	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30
Institutional Class Shares	Actual		1,000.00	997.10	2.72	0.55
	Hypothetical	[b]	1,000.00	1,022.07	2.76	0.55
Service Class Shares	Actual		1,000.00	996.20	4.60	0.93
	Hypothetical	[b]	1,000.00	1,020.18	4.66	0.93

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

132	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Short Duration Bond Fund

Asset Allocation
Corporate Bonds	28.1%
Asset-Backed Securities	18.4%
U.S. Government Sponsored & Agency Obligations	15.3%
U.S. Treasury Notes	15.0%
Collateralized Mortgage Obligations	10.6%
Mutual Fund	4.3%
Commercial Mortgage Backed Securities	4.0%
U.S. Government Mortgage Backed Agencies	3.5%
Sovereign Bond	0.6%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries †
Diversified Financial Services	4.6%
Commercial Banks	3.8%
Aerospace & Defense	2.0%
Pharmaceuticals	1.9%
Insurance	1.9%
Oil, Gas & Consumable Fuels	1.7%
Beverages	1.7%
Capital Markets	1.5%
Personal Products	1.3%
Food & Staples Retailing	1.1%
Other Industries	78.5%

100.0%

Top Holdings †
U.S. Treasury Notes, 1.00%, 12/31/11	4.7%
Invesco Liquid Assets Portfolio — Institutional Class	4.3%
Federal National Mortgage Association, 2.75%, 03/13/14	3.3%
U.S. Treasury Notes, 1.00%, 03/31/12	3.2%
Federal National Mortgage Association, 1.50%, 06/26/13	2.6%
U.S. Treasury Notes, 1.00%, 10/31/11	2.1%
U.S. Treasury Notes, 1.38%, 05/15/12	2.1%
U.S. Treasury Notes, 0.63%, 07/31/12	2.1%
Federal Home Loan Mortgage Corp., 0.88%, 10/28/13	2.1%
Federal Home Loan Mortgage Corp., 5.50%, 09/15/11	1.9%
Other Holdings	71.6%

100.0%

† Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	133

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 18.4%

	Principal Amount	Market Value

Automobile 9.7%
Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, 05/15/14	$450,000	$453,754
Bank of America Auto Trust Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	300,000	306,849
Series 2010-2, Class A4, 1.94%, 06/15/17	465,000	472,206
BMW Vehicle Owner Trust, Series 2010-A, Class A4, 2.10%, 10/25/16	550,000	562,119
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	1,025,787
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	624,047	635,977
Ford Credit Auto Owner Trust, Series 2010-B, Class A3, 0.98%, 10/15/14	215,000	215,439
Honda Auto Receivables Owner Trust Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	422,741
Series 2010-2, Class A4, 1.93%, 08/18/16	500,000	508,098
Hyundai Auto Receivables Trust Series 2010-A, Class A4, 2.45%, 12/15/16	425,000	434,908
Series 2010-B, Class A3, 0.97%, 04/15/15	575,000	576,098
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	399,906	406,794
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3, 1.27%, 12/16/13	125,000	125,855
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	279,747
Series 2011-A, Class A4, 1.56%, 05/15/15	600,000	602,578
USAA Auto Owner Trust Series 2008-1, Class A4, 4.50%, 10/15/13	654,645	665,379
Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	357,706
World Omni Auto Receivables Trust Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	1,028,547
Series 2008-B, Class A3A, 5.13%, 04/15/13	192,773	194,457

		9,275,039

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 1.7%
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	$550,000	$585,530
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.25%, 12/23/14	500,000	511,771
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	500,000	548,151

		1,645,452

Home Equity 0.9%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33 (b)	282,101	275,269
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32 (c)	621,176	623,547

		898,816

Other 6.1%
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	274,938	282,397
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	420,688	442,682
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	510,924	539,137
GE Equipment Midticket LLC, Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	790,000	789,309
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	700,000	702,341
John Deere Owner Trust, Series 2010-A, Class A4, 2.13%, 10/17/16	550,000	561,972
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	700,000	732,720
PG&E Energy Recovery Funding LLC Series 2005-1, Class A5, 4.47%, 12/25/14	475,000	499,156
Series 2005-2, Class A2, 5.03%, 03/25/14	327,366	334,706
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	425,000	453,923

134	Semiannual Report 2011

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Volvo Financial Equipment LLC, Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	$500,000	$502,184

		5,840,527

Total Asset-Backed Securities (cost $17,491,577)		17,659,834

Collateralized Mortgage Obligations 10.6%
Fannie Mae REMICS Series 2002-82, Class XD, 5.00%, 07/25/16	15,915	15,912
Series 2004-80, Class LG, 4.00%, 10/25/16	10,557	10,557
Series 2006-22, Class CB, 4.50%, 11/25/21	635,628	666,731
Series 2010-50, Class AD, 3.00%, 01/25/24	400,791	410,865
Series 2010-57, Class AQ, 3.00%, 08/25/24	182,591	186,908
Series 2010-66, Class QA, 4.50%, 08/25/39	428,077	456,280
Freddie Mac REMICS Series 2676, Class CV, 4.00%, 05/15/16	88,615	89,036
Series 2692, Class AB, 4.00%, 05/15/16	303,404	307,154
Series 2695, Class DE, 4.00%, 01/15/17	460,189	470,730
Series 2625, Class JD, 3.25%, 07/15/17	172,595	176,052
Series 3758, Class CD, 1.50%, 08/15/17	420,212	421,069
Series 3840, Class BA, 2.00%, 02/15/18	700,000	709,240
Series 3728, Class CA, 1.50%, 10/15/18	600,207	598,412
Series 3728, Class EA, 3.50%, 09/15/20	551,372	569,158
Series 2920, Class HC, 4.50%, 12/15/18	723,411	754,650
Series 3846, Class CK, 1.50%, 09/15/20	700,000	700,437
Series 3645, Class EH, 3.00%, 12/15/20	345,893	357,118
Series 3815, Class DE, 3.00%, 10/15/21	654,738	676,385
Series 3627, Class QG, 4.00%, 07/15/23	341,295	357,768
Series 3501, Class AC, 4.00%, 08/15/23	434,233	456,163

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued) Series 3609, Class LE, 3.00%, 12/15/24	$612,971	$633,102
Series 3718, Class BC, 2.00%, 02/15/25	479,675	476,605
Government National Mortgage Association, Series 2004-76, Class QA, 4.00%, 01/20/34	602,431	632,624

Total Collateralized Mortgage Obligations (cost $10,102,595)		10,132,956

Commercial Mortgage Backed Securities 4.0%
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3 4.80%, 01/12/41	463,808	475,965
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A2 5.92%, 03/15/49 (c)	174,000	180,253
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3 5.71%, 02/15/39 (c)	200,000	211,482
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2 5.51%, 04/10/38 (c)	616,778	619,245
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A2, 4.89%, 09/15/30	340,677	340,646
Series 2007-C1, Class A1, 5.39%, 02/15/40	275,094	278,302
Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A2, 4.78%, 03/15/42	523,313	523,392
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,155,491	1,162,662

Total Commercial Mortgage Backed Securities (cost $3,774,744)		3,791,947

Corporate Bonds 28.1%
Aerospace & Defense 2.0%
Boeing Co. (The), 1.88%, 11/20/12	250,000	254,639
General Dynamics Corp., 5.25%, 02/01/14	500,000	554,237
United Technologies Corp., 4.88%, 05/01/15	1,000,000	1,111,396

		1,920,272

2011 Semiannual Report	135

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Air Freight & Logistics 0.7%
United Parcel Service, Inc., 3.88%, 04/01/14	$600,000	$647,434

Beverages 1.6%
Brown-Forman Corp., 2.50%, 01/15/16	360,000	360,148
Coca-Cola Co. (The), 0.75%, 11/15/13	700,000	694,290
PepsiCo, Inc., 3.75%, 03/01/14	500,000	534,440

		1,588,878

Capital Markets 1.5%
Bank of New York Mellon Corp. (The), 2.50%, 01/15/16	600,000	601,836
State Street Corp. 2.15%, 04/30/12	500,000	509,195
2.88%, 03/07/16	350,000	352,914

		1,463,945

Chemicals 0.8%
E.I. du Pont de Nemours & Co., 4.75%, 11/15/12	700,000	741,647

Commercial Banks 3.8%
BNP Paribas, 0.69%, 04/08/13 (c)	500,000	497,154
PNC Funding Corp., 4.25%, 09/21/15	250,000	265,859
US Bancorp 2.25%, 03/13/12	500,000	508,530
2.00%, 06/14/13	300,000	306,054
1.38%, 09/13/13	500,000	501,671
Wells Fargo & Co., 4.38%, 01/31/13	1,000,000	1,055,723
Westpac Banking Corp., 2.10%, 08/02/13	500,000	507,224

		3,642,215

Communications Equipment 0.4%
Cisco Systems, Inc., 1.63%, 03/14/14	400,000	402,262

Computers & Peripherals 0.7%
Hewlett-Packard Co. 4.50%, 03/01/13	400,000	426,561
2.20%, 12/01/15	250,000	248,273

		674,834

Consumer Finance 0.6%
John Deere Capital Corp., 1.88%, 06/17/13	600,000	610,916

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 4.6%
Bank of America Corp., 3.70%, 09/01/15	$1,000,000	$1,019,649
Caterpillar Financial Services Corp. 2.00%, 04/05/13	150,000	153,284
1.55%, 12/20/13	250,000	251,877
General Electric Capital Corp. 2.20%, 06/08/12	1,000,000	1,020,600
1.88%, 09/16/13	900,000	906,025
JPMorgan Chase & Co., 5.38%, 10/01/12	650,000	689,688
Toyota Motor Credit Corp., 2.80%, 01/11/16	360,000	363,467

		4,404,590

Diversified Telecommunication Services 0.2%
AT&T, Inc., 5.88%, 08/15/12	147,000	156,536

Food & Staples Retailing 1.1%
Costco Wholesale Corp., 5.30%, 03/15/12	500,000	520,737
Wal-Mart Stores, Inc., 7.25%, 06/01/13	500,000	564,561

		1,085,298

Health Care Equipment & Services 0.5%
Baxter International, Inc., 4.00%, 03/01/14	475,000	508,372

Information Technology Services 0.5%
International Business Machines Corp., 1.00%, 08/05/13	500,000	501,024

Insurance 1.9%
Berkshire Hathaway, Inc., Series 0001, 2.13%, 02/11/13	600,000	613,967
Metropolitan Life Global Funding I, 2.00%, 01/10/14 (a)	500,000	500,540
New York Life Global Funding, 1.85%, 12/13/13 (a)	700,000	707,088

		1,821,595

Machinery 0.5%
PACCAR, Inc., 6.88%, 02/15/14	400,000	457,637

Media 0.6%
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	500,000	567,421

Oil, Gas & Consumable Fuels 1.7%
ConocoPhillips, 4.75%, 10/15/12	700,000	740,984

136	Semiannual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. 1.45%, 12/13/13	$600,000	$605,457
2.50%, 02/01/16	250,000	250,218

		1,596,659

Personal Products 1.3%
Colgate-Palmolive Co., 1.38%, 11/01/15	525,000	507,771
Procter & Gamble Co. (The), 1.38%, 08/01/12	700,000	705,865

		1,213,636

Pharmaceuticals 1.9%
Abbott Laboratories, 4.35%, 03/15/14	300,000	324,879
Eli Lilly & Co., 3.55%, 03/06/12	200,000	205,266
GlaxoSmithKline Capital, Inc., 4.38%, 04/15/14	700,000	759,569
Merck & Co., Inc., 2.25%, 01/15/16	555,000	552,391

		1,842,105

Software 0.8%
Microsoft Corp., 1.63%, 09/25/15	190,000	187,017
Oracle Corp., 4.95%, 04/15/13	500,000	539,350

		726,367

Specialty Retail 0.4%
Lowe’s Cos., Inc., 5.60%, 09/15/12	400,000	425,738

Total Corporate Bonds (cost $26,835,964)		26,999,381

U.S. Government Mortgage Backed Agencies 3.5%
Fannie Mae Pool Pool# 555547 4.50%, 05/01/18	911,777	971,700
Pool# 254833 4.50%, 08/01/18	522,146	556,462
Pool# AA5563 4.00%, 06/01/24	392,818	407,735
Pool# AE5487 3.50%, 10/01/25	624,230	632,709
Freddie Mac Gold Pool Pool# G11723 5.50%, 07/01/20	302,709	328,601

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G13908 4.00%, 10/01/25	$437,526	$454,277

Total U.S. Government Mortgage Backed Agencies (cost $3,351,859)		3,351,484

Sovereign Bond 0.6%
CANADA 0.6%
Province of Ontario Canada, 1.88%, 11/19/12	575,000	586,474

Total Sovereign Bond (cost $574,449)		586,474

U.S. Government Sponsored & Agency Obligations 15.3%
Federal Farm Credit Bank 3.88%, 08/25/11	750,000	758,882
Federal Home Loan Banks 1.88%, 06/21/13	1,000,000	1,023,775
Federal Home Loan Mortgage Corp. 5.50%, 09/15/11	1,750,000	1,784,895
1.75%, 06/15/12	750,000	761,830
0.88%, 10/28/13	2,000,000	1,995,348
2.18%, 02/19/14	500,000	514,662
Federal National Mortgage Association 3.63%, 08/15/11	1,000,000	1,010,080
1.50%, 06/26/13	2,500,000	2,540,290
2.75%, 03/13/14	3,000,000	3,139,923
4.63%, 10/15/14	1,000,000	1,108,929

Total U.S. Government Sponsored & Agency Obligations (cost $14,548,675)		14,638,614

U.S. Treasury Notes 15.0%
U.S. Treasury Notes 0.63%, 07/31/12	2,000,000	2,007,900
1.00%, 10/31/11	2,050,000	2,058,809
1.00%, 12/31/11	4,500,000	4,524,961
1.00%, 03/31/12	3,000,000	3,020,640
1.13%, 12/15/12	750,000	758,115
1.38%, 05/15/12	2,000,000	2,022,734

Total U.S. Treasury Notes (cost $14,342,675)		14,393,159

2011 Semiannual Report	137

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Mutual Fund 4.3%

	Shares	Market Value

Money Market Fund 4.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (d)	4,149,145	$4,149,145

Total Mutual Fund (cost $4,149,145)		4,149,145

Total Investments (cost $95,171,683) (e) — 99.8%		95,702,994

Other assets in excess of liabilities — 0.2%		203,867

NET ASSETS — 100.0%		$95,906,861

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $3,508,311 which represents 3.66% of net assets.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2011.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of April 30, 2011.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

138	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $95,171,683)	$95,702,994
Cash	15,626
Interest and dividends receivable	404,408
Receivable for capital shares issued	38,458
Prepaid expenses	55,450

Total Assets	96,216,936

Liabilities:
Distributions payable	17,675
Payable for capital shares redeemed	208,716
Accrued expenses and other payables:
Investment advisory fees	17,780
Fund administration fees	9,671
Distribution fees	22,839
Administrative servicing fees	8,457
Accounting and transfer agent fees	1,258
Trustee fees	882
Custodian fees	1,376
Compliance program costs (Note 3)	337
Professional fees	14,205
Printing fees	6,879

Total Liabilities	310,075

Net Assets	$95,906,861

Represented by:
Capital	$98,278,652
Accumulated distributions in excess of net investment income	(178,782)
Accumulated net realized losses from investment transactions	(2,724,320)
Net unrealized appreciation/(depreciation) from investments	531,311

Net Assets	$95,906,861

Net Assets:
Class A Shares	$49,941,859
Class C Shares	7,513,524
Institutional Class Shares	901,844
Service Class Shares	37,549,634

Total	$95,906,861

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,929,364
Class C Shares	740,969
Institutional Class Shares	88,993
Service Class Shares	3,706,931

Total	9,466,257

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	139

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.13
Class C Shares (a)	$10.14
Institutional Class Shares	$10.13
Service Class Shares	$10.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.36

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

140	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$928,110
Dividend income	3,906
Other income	565

Total Income	932,581

EXPENSES:
Investment advisory fees	181,004
Fund administration fees	62,326
Distribution fees Class A	71,220
Distribution fees Class C	27,261
Distribution fees Service Class	47,998
Administrative servicing fees Class A	10,711
Administrative servicing fees Service Class	25,865
Registration and filing fees	34,148
Professional fees	13,564
Printing fees	8,482
Trustee fees	1,305
Custodian fees	3,415
Accounting and transfer agent fees	18,737
Compliance program costs (Note 3)	214
Other	4,519

Total expenses before earnings credit and expenses reimbursed	510,769

Earnings credit (Note 5)	(278)
Expenses reimbursed by adviser (Note 3)	(43,158)

Net Expenses	467,333

NET INVESTMENT INCOME	465,248

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	53,763
Net change in unrealized appreciation/(depreciation) from investments	(972,206)

Net realized/unrealized losses from investments	(918,443)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(453,195)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	141

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$465,248	$1,222,801
Net realized gains from investment transactions	53,763	120,859
Net change in unrealized appreciation/(depreciation) from investments	(972,206)	511,712

Change in net assets resulting from operations	(453,195)	1,855,372

Distributions to Shareholders From:
Net investment income:
Class A	(318,022)	(519,026)
Class C	(23,550)	(35,815)
Institutional Class	(5,515)	(26,061)
Service Class	(195,271)	(1,068,552)

Change in net assets from shareholder distributions	(542,358)	(1,649,454)

Change in net assets from capital transactions	(9,657,134)	38,810,794

Change in net assets	(10,652,687)	39,016,712

Net Assets:
Beginning of period	106,559,548	67,542,836

End of period	$95,906,861	$106,559,548

Accumulated distributions in excess of net investment income at end of period	$(178,782)	$(101,672)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,528,870	$73,329,330
Dividends reinvested	191,312	426,435
Cost of shares redeemed	(38,921,651)	(31,401,400)

Total Class A	(7,201,469)	42,354,365

Class C Shares
Proceeds from shares issued	2,531,817	6,750,444
Dividends reinvested	14,661	28,016
Cost of shares redeemed	(1,701,557)	(601,105)

Total Class C	844,921	6,177,355

Institutional Class Shares
Proceeds from shares issued	248,896	270,367
Dividends reinvested	5,359	25,833
Cost of shares redeemed	(146,512)	(411,909)

Total Institutional Class	107,743	(115,709)

Service Class Shares
Proceeds from shares issued	2,911,908	9,229,366
Dividends reinvested	195,000	1,065,177
Cost of shares redeemed	(6,515,237)	(19,899,760)

Total Service Class	(3,408,329)	(9,605,217)

Change in net assets from capital transactions	$(9,657,134)	$38,810,794

The accompanying notes are an integral part of these financial statements.

142	Semiannual Report 2011

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	3,110,896	7,201,911
Reinvested	18,892	41,935
Redeemed	(3,843,930)	(3,086,952)

Total Class A Shares	(714,142)	4,156,894

Class C Shares
Issued	249,817	662,897
Reinvested	1,447	2,753
Redeemed	(168,125)	(59,102)

Total Class C Shares	83,139	606,548

Institutional Class Shares
Issued	24,574	26,523
Reinvested	530	2,541
Redeemed	(14,456)	(40,531)

Total Institutional Class Shares	10,648	(11,467)

Service Class Shares
Issued	287,743	907,247
Reinvested	19,259	104,819
Redeemed	(643,185)	(1,957,947)

Total Service Class Shares	(336,183)	(945,881)

Total change in shares	(956,538)	3,806,094

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	143

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.05	(0.08)	(0.03)	(0.06)	(0.06)	–	$10.13	(0.33%	)	$49,941,859	0.84%	1.02%	0.92%	31.82%
Year Ended October 31, 2010 (f)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%		$57,699,603	0.85%	1.61%	0.95%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%		$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%		$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%		$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.87%		$958,610	0.71%	3.14%	0.81%	28.68%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.23	0.03	(0.09)	(0.06)	(0.03)	(0.03)	–	$10.14	(0.56%	)	$7,513,524	1.30%	0.57%	1.38%	31.82%
Year Ended October 31, 2010 (f)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%		$6,731,059	1.30%	1.12%	1.40%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%		$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%		$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%		$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	(0.29)	–	$9.88	3.52%		$141,729	1.18%	2.71%	1.28%	28.68%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.23	0.06	(0.09)	(0.03)	(0.07)	(0.07)	–	$10.13	(0.29%	)	$901,844	0.55%	1.16%	0.63%	31.82%
Year Ended October 31, 2010 (f)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%		$801,159	0.55%	2.14%	0.65%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%		$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%		$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%		$844,382	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	(0.36)	–	$9.87	4.13%		$5,354,369	0.46%	3.38%	0.56%	28.68%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.04	(0.08)	(0.04)	(0.05)	(0.05)	–	$10.13	(0.38%	)	$37,549,634	0.93%	0.78%	1.02%	31.82%
Year Ended October 31, 2010 (f)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%		$41,327,727	0.94%	1.74%	1.04%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%		$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%		$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%		$56,176,559	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.78%		$67,817,068	0.79%	3.05%	0.89%	28.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

144	Semiannual Report 2011

Notes to Financial Statements

April 30, 2011 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2011, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Fund (“Nationwide”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Each of these Funds is a diversified fund, as defined in the 1940 Act. At the close of business on February 25, 2011, Nationwide Large Cap Value Fund merged into Nationwide Fund (See Note 10).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimates and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2011 Semiannual Report	145

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of

“Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities of open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity and investment company securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

146	Semiannual Report 2011

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

Nationwide

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$827,592,676	$—	$—	$827,592,676
Mutual Fund	15,104,964	—	—	15,104,964
Repurchase Agreement	—	2,349,056	—	2,349,056
Total	$842,697,640	$2,349,056	$—	$845,046,696

Growth

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$157,149,973	$—	$—	$157,149,973
Mutual Fund	3,938,386	—	—	3,938,386
Total	$161,088,359	$—	$—	$161,088,359

International Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,292,733	$—	$1,292,733
Auto Components	1,402,871	3,395,174	—	4,798,045
Automobiles	—	5,795,091	—	5,795,091
Beverages	—	894,207	—	894,207
Building Products	—	2,236,182	—	2,236,182
Capital Markets	—	2,550,074	—	2,550,074
Chemicals	507,590	2,185,123	—	2,692,713
Commercial Banks	1,695,247	16,977,018	—	18,672,265
Computers & Peripherals	—	1,866,263	—	1,866,263
Construction & Engineering	—	2,284,232	—	2,284,232
Diversified Financial Services	—	3,707,310	—	3,707,310
Diversified Telecommunication Services	—	6,312,872	—	6,312,872
Electric Utilities	—	4,331,296	—	4,331,296
Electrical Equipment	—	2,391,497	—	2,391,497
Electronic Equipment, Instruments & Components	372,373	225,988	—	598,361
Food & Staples Retailing	—	2,250,245	—	2,250,245
Gas Utilities	—	544,308	—	544,308
Hotels, Restaurants & Leisure	—	366,689	—	366,689
Household Durables	—	2,795,902	—	2,795,902
Industrial Conglomerates	—	1,833,234	—	1,833,234
Information Technology Services	—	865,983	—	865,983
Insurance	—	6,321,777	—	6,321,777
Leisure Equipment & Products	—	221,976	—	221,976
Media	—	2,456,578	—	2,456,578
Metals & Mining	1,409,951	9,024,754	—	10,434,705
Office Electronics	—	779,335	—	779,335
Oil, Gas & Consumable Fuels	4,038,288	9,127,497	—	13,165,785
Pharmaceuticals	—	9,178,394	—	9,178,394
Real Estate Management & Development	—	1,812,037	—	1,812,037

2011 Semiannual Report	147

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Road & Rail	$—	$1,524,003	$—	$1,524,003
Semiconductors & Semiconductor Equipment	139,193	1,047,800	—	1,186,993
Software	—	360,748	—	360,748
Specialty Retail	—	851,362	—	851,362
Textiles, Apparel & Luxury Goods	—	359,284	—	359,284
Tobacco	—	4,198,281	—	4,198,281
Trading Companies & Distributors	—	1,598,143	—	1,598,143
Wireless Telecommunication Services	—	2,800,899	—	2,800,899
Total Common Stocks	$9,565,513	$116,764,289	$—	$126,329,802
Forward Foreign Currency Contracts	—	1,323,754	—	1,323,754
Mutual Fund	711,256	—	—	711,256
Repurchase Agreement	—	12,523,289	—	12,523,289
Total Assets	$10,276,769	$130,611,332	$—	$140,888,101
Liabilities:
Foreign Forward Currency Contracts	—	(1,041,994)	—	(1,041,994)
Total Liabilities	$—	(1,041,994)	—	(1,041,994)
Total	$10,276,769	$129,569,338	$—	$139,846,107

U.S. Small Cap Value

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$677,246	$—	$—	$677,246
Air Freight & Logistics	140,605	—	—	140,605
Airlines	365,798	—	—	365,798
Auto Components	406,177	—	—	406,177
Beverages	250,383	—	—	250,383
Biotechnology	106,477	—	—	106,477
Building Products	554,912	—	—	554,912
Capital Markets	722,731	—	—	722,731
Chemicals	1,974,294	—	—	1,974,294
Commercial Banks	4,104,357	—	—	4,104,357
Commercial Services & Supplies	776,946	—	—	776,946
Communications Equipment	930,531	—	—	930,531
Computers & Peripherals	306,328	—	—	306,328
Construction & Engineering	569,310	—	—	569,310
Construction Materials	97,425	—	—	97,425
Consumer Finance	154,943	—	—	154,943
Containers & Packaging	363,377	—	—	363,377
Distributors	54,972	—	—	54,972
Diversified Consumer Services	368,087	—	—	368,087
Diversified Financial Services	538,567	—	—	538,567
Diversified Telecommunication Services	89,209	—	—	89,209
Electrical Equipment	470,050	—	—	470,050
Electronic Equipment, Instruments & Components	1,929,302	—	—	1,929,302
Energy Equipment & Services	2,676,667	—	—	2,676,667
Food & Staples Retailing	449,181	—	—	449,181
Food Products	1,132,591	—	4,448	1,137,039
Health Care Equipment & Supplies	975,238	—	—	975,238
Health Care Providers & Services	1,863,699	—	—	1,863,699

148	Semiannual Report 2011

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Health Care Technology	$50,932	$—	$—	$50,932
Hotels, Restaurants & Leisure	1,206,663	—	—	1,206,663
Household Durables	1,289,410	—	—	1,289,410
Household Products	65,851	—	—	65,851
Independent Power Producers & Energy Traders	59,158	—	—	59,158
Industrial Conglomerates	40,216	—	—	40,216
Information Technology Services	627,484	—	—	627,484
Insurance	5,249,995	—	—	5,249,995
Internet & Catalog Retail	42,945	—	—	42,945
Internet Software & Services	643,406	—	—	643,406
Leisure Equipment & Products	146,209	—	—	146,209
Life Sciences Tools & Services	105,241	—	—	105,241
Machinery	1,226,748	—	—	1,226,748
Marine	298,445	—	—	298,445
Media	1,388,786	—	—	1,388,786
Metals & Mining	1,068,877	—	—	1,068,877
Multiline Retail	285,538	—	—	285,538
Oil, Gas & Consumable Fuels	2,009,747	—	—	2,009,747
Paper & Forest Products	855,912	—	—	855,912
Personal Products	154,012	—	—	154,012
Pharmaceuticals	313,341	—	—	313,341
Professional Services	373,167	—	—	373,167
Real Estate Management & Development	103,512	—	—	103,512
Road & Rail	853,474	—	—	853,474
Semiconductors & Semiconductor Equipment	1,810,743	—	—	1,810,743
Software	239,354	—	—	239,353
Specialty Retail	2,420,181	—	—	2,420,181
Textiles, Apparel & Luxury Goods	736,116	—	—	736,116
Thrifts & Mortgage Finance	1,123,181	—	—	1,123,181
Tobacco	131,349	—	—	131,349
Trading Companies & Distributors	614,672	—	—	614,672
Water Utilities	18,879	—	—	18,879
Wireless Telecommunication Services	281,638	—	—	281,638
Total Common Stocks	$48,884,585	$—	$4,448	$48,889,032
Mutual Fund	506,893	—	—	506,893
Repurchase Agreements	—	1,970,523	—	1,970,523
Rights	—	872	—	872
Total	$49,391,478	$1,971,395	$4,448	$51,367,321

Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$1,058,353	$—	$1,058,353
Collateralized Mortgage Obligations	—	16,606,013	—	16,606,013
Commercial Mortgage Backed Securities	—	5,245,382	—	5,245,382
Corporate Bonds	—	33,183,608	—	33,183,608
Municipal Bonds	—	1,497,970	—	1,497,970
Mutual Fund	1,475,688	—	—	1,475,688
U.S. Government Mortgage Backed Agencies	—	6,901,386	—	6,901,386
U.S. Government Sponsored & Agency Obligation	—	4,029,496	—	4,029,496

2011 Semiannual Report	149

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Asset Type*	Level 1	Level 2	Level 3	Total
Assets (continued)
U.S. Treasury Bonds	$—	$6,294,837	$—	$6,294,837
U.S. Treasury Note	—	8,926,875	—	8,926,875
Yankee Dollar	—	770,317	—	770,317
Total	$1,475,688	$84,514,237	$—	$85,989,925

Enhanced Income

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$66,517,957	$—	$66,517,957
Collateralized Mortgage Obligations	—	59,704,648	—	59,704,648
Commercial Mortgage Backed Securities	—	13,624,658	—	13,624,658
Corporate Bonds	—	87,045,102	—	87,045,102
Mutual Fund	11,520,998	—	—	11,520,998
U.S. Government Mortgage Backed Agencies	—	1,560,899	—	1,560,899
U.S. Government Sponsored & Agency Obligation	—	2,624,697	—	2,624,697
U.S. Treasury Notes	—	9,048,244	—	9,048,244
Yankee Dollar	—	718,990	—	718,990
Total	$11,520,998	$240,845,195	$—	$252,366,193

Government Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$11,361,764	$—	$11,361,764
U.S. Government Mortgage Backed Agencies	—	71,533,450	—	71,533,450
U.S. Government Sponsored & Agency Obligations	—	7,831,122	—	7,831,122
U.S. Treasury Bonds	—	20,900,308	—	20,900,308
U.S. Treasury Note	—	12,674,064	—	12,674,064
Total	$—	$124,300,708	$—	$124,300,708

Money Market

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Security	$—	$16,053,073	$—	$16,053,073
Certificates of Deposit	—	246,999,384	—	246,999,384
Commercial Paper	—	933,371,854	—	933,371,854
Corporate Bonds	—	43,835,004	—	43,835,004
Municipal Bonds	—	42,419,000	—	42,419,000
Mutual Funds	191,071,719	—	—	191,071,719
U.S. Government Sponsored & Agency Obligations	—	182,171,039	—	182,171,039
U.S. Treasury Notes	—	75,362,434	—	75,362,434
Total	$191,071,719	$1,540,211,788	$—	$1,731,283,507

150	Semiannual Report 2011

Short Duration Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$17,659,834	$—	$17,659,834
Collateralized Mortgage Obligations	—	10,132,956	—	10,132,956
Commercial Mortgage Backed Securities	—	3,791,947	—	3,791,947
Corporate Bonds	—	26,999,381	—	26,999,381
Mutual Fund	4,149,145	—	—	4,149,145
Sovereign Bond	—	586,474	—	586,474
U.S. Government Mortgage Backed Agencies	—	3,351,484	—	3,351,484
U.S. Government Sponsored & Agency Obligations	—	14,638,614	—	14,638,614
U.S. Treasury Notes	—	14,393,159	—	14,393,159
Total	$4,149,145	$91,553,849	$—	$95,702,994

*	See Statement of Investments for identification of Fund investments by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following tables provide a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

U.S. Small Cap Value

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(1,204)	(1,204)
Purchases	1,244	1,244
Sales	—	—
Transfers Into Level 3	4,408	4,408
Transfers Out of Level 3	—	—
Balance as of 4/30/11	$4,448	$4,448
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at April 30, 2011	$(1,204)	$(1,204)

Amounts designated as “—” are zero or have been rounded to zero.

Changes in valuation inputs may result in transfers into or out of an investment’s assigned level within the hierarchy. The Fund recognizes transfers between levels during the fiscal period in which a change in valuation inputs occurs. The Level 3 common stock investments presented above includes common stocks, valued at $4,408 as of October 31, 2010, that were transferred from Level 1 to Level 3 during the six months ended April 30, 2011. These transfers occurred because the investments were no longer valued on a daily basis by the Fund’s pricing vendor. The investments are currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of April 30, 2011, the investments are valued at $4,448.

For the six months ended April 30, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of April 30, 2011, Government Bond had an overdrawn balance of $164,975 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of

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Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Value engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Value is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

International Value’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments as of April 30, 2011:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2011

International Value

Assets:	Statement of Assets & Liabilities Location	Fair Value
Forward foreign currency contracts	Unrealized appreciation from forward foreign currency contracts	$1,323,754

Total		$1,323,754

Liabilities:
Forward foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	$(1,041,994)

Total		$(1,041,994)

152	Semiannual Report 2011

The Effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2011

International Value

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$98,325

Total	$98,325

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the six months ended April 30, 2011

International Value

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$463,660

Total	$463,660

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the six months ended April 30, 2011.

(f)	Repurchase Agreements

Nationwide, International Value, and U.S. Small Cap Value entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements. A Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, Nationwide, International Value, and U.S. Small Cap Value may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter

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Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2011, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Nationwide	$2,342,890	$2,349,056
International Value	11,880,074	12,523,289
U.S. Small Cap Value	1,918,055	1,970,523

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Enhanced Income, Government Bond, Money Market and Short Duration Bond, and are declared and paid quarterly for Nationwide, Growth, International Value and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(j)	Federal Income Taxes

Each Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements.

154	Semiannual Report 2011

Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

The subadviser for each Fund is as follows:

Fund	Subadviser
Nationwide	Aberdeen Asset Management, Inc. Diamond Hill Capital Management, Inc.
Growth	Turner Investment Partners, Inc.
International Value	AllianceBernstein LP
U.S. Small Cap Value	Dimensional Fund Advisors LP
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Enhanced Income	Morley Capital Management, Inc. (“Morley”)
Government Bond	NWAM(a)
Money Market	Federated Investment Management Company
Short Duration Bond	Morley
(a)	Nationwide Asset Management, LLC is an affiliate of NFA.

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Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2011, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
U.S. Small Cap Value	All Assets	0.95%
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $2,362,870, of which $196,343 was paid to an affiliated subadviser, for the six months ended April 30, 2011.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012.

Fund	Classes	Amount (annual rate)
Growth	All Classes	1.12%
International Value	All Classes	1.00%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.75%
Enhanced Income	All Classes	0.45%
Money Market	Prime	0.59%
	Institutional Class	0.59%
	Service Class(a)	0.59%
Short Duration Bond	All Classes	0.55%
(a)	In addition, with respect to Service Class Shares, Money Market’s Operating Expenses are limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Trust’s Administrative Service Plan.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the

156	Semiannual Report 2011

fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of April 30, 2011, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2008 Amount		Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Six Months Ended April 30, 2011 Amount	Total
Growth	N/A		N/A	$2	$—	$2
International Value	$70,312	(a)	$17,085	54,511	15,082	156,990
U.S. Small Cap Value	50,475	(a)	83,922	110,290	61,378	306,065
Bond	—	(b)	58,134	90,267	68,168	216,569
Enhanced Income	115,330		34,196	116,715	14,948	281,189
Money Market	N/A		188	1,160	—	1,348
Short Duration Bond	—		125,533	75,796	43,158	244,487
N/A	— Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 21, 2007 (commencement of operations) to October 31, 2008.

(b)	For the period from February 28, 2008 (commencement of operations) to October 31, 2008.

During the six months ended April 30, 2011, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2011, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $46,053 for Nationwide and $31,907 for Growth, for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

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Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $3,439.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide	0.25%	1.00%	1.00%	0.50%	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%
N/A	— Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2011, NFD received commissions of $255,170 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $81,943 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

158	Semiannual Report 2011

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2, Prime Service Class, Service Class, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Nationwide	$197,779
Growth	2,843
International Value	157,386
U.S. Small Cap Value	54,382
Bond	17,209
Enhanced Income	607
Government Bond	66,745
Money Market	368,247
Short Duration Bond	36,576

During the six months ended April 30, 2011, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $1,395,132. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $4,052. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $368,247. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of April 30, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Nationwide	41.24%
Growth	6.04
International Value	99.66
U.S. Small Cap Value	97.17
Bond	33.66
Enhanced Income	94.10
Government Bond	60.43
Money Market	91.43
Short Duration Bond	27.46

4.  Redemption Fees

The Funds (except for Enhanced Income and Money Market) assess a 2.00% redemption fee on shares that are sold or exchanged within the minimum holding period, which is 30 calendar days from the date of purchase for Nationwide and Growth; 90 calendar days for International Value and U.S. Small Cap Value; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund and is intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For

2011 Semiannual Report	159

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the six months ended April 30, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts
Nationwide	$7,488
Growth	864
International Value	961
U.S. Small Cap Value	1,075
Bond	3,997
Enhanced Income	N/A
Government Bond	167
Money Market	N/A
Short Duration Bond	1,375
N/A	— Not Applicable

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts
Nationwide	$16,152
Growth	3,442
International Value	503
U.S. Small Cap Value	182
Bond	1
Enhanced Income	N/A
Government Bond	4
Money Market	N/A
Short Duration Bond	3,250
N/A	— Not Applicable

5.  Bank Loans and Earnings Credit
The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2011.

160	Semiannual Report 2011

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs.

Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the six months ended April 30, 2011, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide	$109,845,918	$233,523,116
Growth	131,268,476	140,858,534
International Value	39,986,743	47,799,877
U.S. Small Cap Value	5,827,841	2,976,483
Bond	20,831,664	25,933,501
Enhanced Income	97,238,634	84,692,343
Government Bond	93,633,888	105,093,462
Short Duration Bond	31,711,445	39,909,660

For the six months ended April 30, 2011, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond	$10,702,125	$10,161,063
Government Bond	20,934,630	59,268,750
Money Market	20,092,161	—
Short Duration Bond	4,529,707	19,101,543

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible

2011 Semiannual Report	161

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Credit and Market Risk.

Certain Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by a Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide	30.71%	2
Growth	N/A	N/A
International Value	85.21	2
U.S. Small Cap Value	83.16	2
Bond	27.98	2
Enhanced Income	93.80	4
Government Bond	50.90	2
Money Market	75.63	3
Short Duration Bond	25.66	1

N/A — Not Applicable

10.  Merger

At close of business on February 25, 2011, Nationwide acquired all of the net assets of Nationwide Large Cap Value Fund, a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on September 14, 2010, and by shareholders of Nationwide Large Cap Value Fund at a meeting held on February 16, 2011. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 1,149,071 shares of Nationwide, valued at $16,487,829, for the assets of Nationwide Large Cap Value Fund. The investment portfolio of Nationwide Large Cap Value Fund, with a fair value and identified cost of $16,365,486 and $13,173,219, respectively at February 25, 2011, was the principal asset acquired by Nationwide. The net assets of Nationwide immediately before the acquisition were $866,646,270. The combined net assets of Nationwide immediately

162	Semiannual Report 2011

following the acquisition were $883,134,083. For financial reporting purposes, assets received and shares issued by Nationwide were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of Nationwide’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following pro forma information for the period ended April 30, 2011 is provided as though the reorganization had been completed on November 1, 2010, the beginning of the semi-annual reporting period of the Fund:

—	Net investment income $4,198,178;
—	Net gain on investments $59,946,447;
—	Net change in unrealized appreciation/(depreciation) $212,851,960; and
—	Net increase in net assets resulting from operations $217,050,138.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Nationwide Large Cap Value Fund that have been included in the Fund’s Statement of Operations since February 25, 2011.

11.  Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide	$702,923,450	$147,558,640	$(5,435,394)	$142,123,246
Growth	135,955,673	25,819,758	(687,072)	25,132,686
International Value	136,598,375	12,060,870	(9,094,898)	2,965,972
U.S. Small Cap Value	44,317,623	11,160,694	(4,110,997)	7,049,697
Bond	83,177,032	3,547,673	(734,780)	2,812,893
Enhanced Income	252,142,136	742,437	(518,380)	224,057
Government Bond	120,709,654	3,720,826	(129,772)	3,591,054
Money Market	1,731,283,507	—	—	—
Short Duration Bond	95,171,683	653,536	(122,225)	531,311

2011 Semiannual Report	163

Supplement Information

A.  Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its investment adviser and, as applicable, Sub-Advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 13, 2011, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 13, 2011 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 13, 2011 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2010) compared with performance universes created by Lipper of similar or peer group funds, (b) for sub-advised Funds, performance rankings (over multiple years ended September 30, 2010) compared with customized performance groups created by Lipper containing only sub-advised funds, and (c) expense rankings (over multiple years ended September 30, 2010) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2010) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2010) compared with the Fund’s benchmark and Lipper categories;
—

The results of performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly-close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—	Information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2010; and
—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; the possible cost savings by the Adviser, incentives to effect savings, and sharing of savings with the Funds; any economies of scale as reflected in the basic advisory fees and any sliding scale reflecting increased size; and information regarding payments to financial intermediaries.

164	Semiannual Report 2011

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—

The terms of the Advisory Agreements, including a list of services performed by the Adviser; how the services provided differ from those typically performed by an investment adviser for registered investment companies and other accounts; the Adviser’s responsibility for making investment decisions, and for observing investment objectives, policies, and restrictions; the Adviser’s responsibility for selecting and deselecting Sub-Advisers, and for making allocation determinations; the Adviser’s standard of care; and termination provisions;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers.

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

Each Trustee was assigned certain Funds for which to perform a comprehensive, in-depth review prior to the January 13, 2011 meeting. At the January 13, 2011 meeting, each Trustee presented the results of his or her review to the Board, which then considered and discussed the results of each review in detail.

At the January 13, 2011 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 13, 2011 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2011.

2011 Semiannual Report	165

Supplement Information (Continued)

At the March 10, 2011 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 13, 2011 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance;
—

The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements and mutual fund industry norms;

—	The cost of services provided by the Adviser to each Fund and the profits realized were fair and reasonable in relation to the services and benefits provided to each Fund; and
—

The shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers, and/or breakpoints, or, in the case of funds of funds, indirectly through the realization of expense caps, fee waivers, and/or breakpoints at the underlying fund’s fee level.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

166	Semiannual Report 2011

Management Information

April 30, 2011 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2011 Semiannual Report	167

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

168	Semiannual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

2011 Semiannual Report	169

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 through October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

170	Semiannual Report 2011

P.O. Box 5354

Cincinnati, OH 45201-5354

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

SAR-CORE 6/11

Nationwide Mutual Funds

SemiannualReport

April 30, 2011 (Unaudited)

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

SemiannualReport

April 30, 2011 (Unaudited)

Contents

1	Message to Shareholders
5	Summary of Market Environment

Index Funds
7	Nationwide Bond Index Fund
43	Nationwide International Index Fund
73	Nationwide Mid Cap Market Index Fund
90	Nationwide S&P 500 Index Fund
110	Nationwide Small Cap Index Fund

141	Notes to Financial Statements

161	Supplemental Information

164	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide. com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

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Message to Shareholders

April 30, 2011

Dear Shareholder,

A wise person said, “A bend in the road is not the end of the road, unless you fail to make the turn.” During the six months from November 2010 through April 2011, investors saw signs that the economy at last may be making the turn toward recovery.

Despite prolonged global unrest and numerous challenging domestic and international economic issues, there have still been solid indicators of positive progress. Healthier corporate balance sheets, seven consecutive quarterly increases in the U.S. gross domestic product (GDP), and gains in the equity markets are evidence of overall economic hardiness. For the six-month reporting period ended April 30, 2011, the Standard & Poor’s 500® (S&P 500) Index returned 16.36%.

Economic conditions
during the past several years have taught many investors about the power of resolution and grit. Staying with an investment plan is easy when the markets perform favorably. Yet, when times are tough and the forecast is worse, it may be difficult to remain steadfast. Many investors continue to be extremely risk averse and are avoiding equities.

It is important to have confidence in your
long-term plan and your investment selections, and to recognize the often resilient nature of the world economy. Nationwide Mutual Funds is dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

As economic and corporate expectations continue to rise, we are prepared to help keep our investors on solid footing. Working with you and your investment professional, we will help to supply the traction and discipline you need as you pursue your long-term financial goals.

Thank you for your
continued confidence in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Semiannual Report

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at
nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of
any Fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Principal Risks

Nationwide Bond Index Fund
— The Fund seeks to match the performance of an index. Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to the same credit and liquidity risk, prepayment and call risk, extension risk, and mortgage-backed securities risk associated with the underlying bonds owned by the Fund. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund also is subject to foreign securities risk and portfolio turnover risk.

Nationwide International Index
Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. This Fund also is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. The Fund also is subject to risks associated with investing in stocks of mid-sized companies.

Nationwide S&P 500 Index Fund
— The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.
Investments in this Fund are subject to stock market risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk.
The Fund is subject to risks associated with investing in stocks of small companies.

The risks mentioned for each Fund above, as
well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE
RESULTS.

Performance shown is for Class A shares at NAV (Service Class shares for the Nationwide S&P 500 Index Fund). Performance returns assume the reinvestment of all distributions. Returns for periods

2

Semiannual Report 2011

less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market
Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An
unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the
BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year,
15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

FTSE
NAREIT® All Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S.
Real Estate Index Series.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets (MSCI EM)
IndexSM: An
unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the
performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell
3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2011 Semiannual Report

3

Important Disclosures (Continued)

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies.

Sales Charge and Fee Information

—

Nationwide International Index Fund

—

Nationwide Mid Cap Market Index Fund

—

Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, each Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—

Nationwide Bond Index Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—

Nationwide S&P 500 Index Fund

Service Class shares have no sales charge and a 0.15% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.
Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of
Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide
Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.
NFD is not an affiliate of BlackRock Investment Management, LLC.

4

Semiannual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the six months ended
April 30, 2011.

During the reporting period, investors witnessed an increase in the sovereign debt challenges within the Eurozone, the tragic earthquake and tsunami in Japan, civil unrest in the Middle East and northern Africa, continued weakness in U.S. jobs data and the unsettling U.S. congressional budget battle. Yet despite the uncertainty of these significant issues, equity markets around the globe continued to show strength.

More than two years have passed since the equity markets hit an historic low point, and it has been nearly two years since the National Bureau of Economic Research declared that the Great Recession ended in June 2009. While it has been a slow, bumpy ride, the markets and most areas of the U.S. economy have improved. Two key economic drivers —
exports and capital spending — have continued to post strong gains and bolster the recovery in the United States.

During November and
December of 2010, the fear of a double-dip recession took its toll on U.S. markets. Despite the concerns, however, the United States ended 2010 on a positive note with strong retail growth during the holiday season. The U.S. economy continued to expand with an increase in gross domestic product (GDP), the broadest measure of economic output.

For the first quarter of 2011, U.S. GDP
initially registered an expansion that was slightly smaller than expected. Even with this setback and overall global uncertainty, the equity markets posted their strongest first quarter in more than a decade. Equity markets outperformed fixed income, and U.S. equities bested their international counterparts. In terms of asset class segmentation, small-capitalization stocks were the strongest performers for the first quarter of 2011, followed by mid-cap and large-cap stocks. Although
Japan underperformed, most developed markets outside the United States posted positive gains for the quarter. For the six-month reporting period, emerging markets equities were generally positive.

In April 2011, investors focused on rising crude oil and commodity prices. According to the April 2011 issue of the Financial Research Corporation (FRC)
Monitor, spot silver hit a 31-year high of $41.93, and spot gold hit an all-time high of $1,476.21 an ounce.

On April 18, 2011, Standard & Poor’s lowered its outlook for America’s long-term credit rating to “negative” from “stable,” based on uncertain political debate around the nation’s fiscal problems. This marks the first time the agency issued an outlook for the United States that was less than stable. Some experts, however, viewed this warning as a positive sign, expecting that it might provide a necessary wake-up call for representatives and government officials in Washington, D.C., to address the budget deficit in a timely fashion.

The fixed-income markets were dominated by three themes during the reporting period: sustained high U.S. unemployment, an anemic housing market and a ballooning budget deficit. Evidence of slow economic growth through GDP and payroll data caused the yields on two-year and 10-year Treasury notes to increase. While interest rates remained at historically low levels, according to the Federal Open
Market Committee (FOMC), investors in search of yield continued to want spread products, such as mortgage- and asset-backed securities and corporate bonds. Lower-grade spread products remained the better performers in this environment, and the high-yield sector was still a long way from its historical spread lows, ending the reporting period at 450 to 500 basis points relative to Treasuries.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Corporate profit growth appears to be solid, and the sluggish U.S. labor market is starting to show signs of job creation with 268,000 private sector jobs added in April, the most since February 2006. Despite the potential for short-term setbacks, we are optimistic regarding the long-term outlook for global markets and the U.S. economy.

For the six-month reporting period ended April 30, 2011, large-cap U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.36%; mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400® (S&P 400) Index, returned 23.25%; and small-cap U.S. equities, as measured by the Russell 2000® Index, posted a return of 23.73%.

2011 Semiannual Report

5

Summary of Market Environment (Continued)

International stocks and emerging market stocks made gains during the semiannual reporting period ended April 30, 2011. For the reporting period, international stocks, as measured by the MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, had a net gain of 12.71%, and emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) IndexSM, had a net gain of 9.74%.

For the six-month reporting period April 30, 2011, the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 0.02%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US

Corporate Index returned 0.73%, while the BofAML 10+Year US Corporate Index returned 1.25% for the same time period. The high-yield market continued to outperform investment-grade bonds, with the
BARCAP U.S. Corporate High Yield 2% Issuer Cap Index reporting a return of 6.18% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index returned 0.96% for the same period. The real estate market, as represented by the FTSE NAREIT® All Equity REITs Index, returned 15.95% for the reporting period.

6

Semiannual Report 2011

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2011, the Nationwide Bond Index Fund (Class A at NAV) registered -0.24% versus 0.02% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 183 funds as of April 30, 2011) was 2.04% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Sector
performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year.

What areas of investment detracted from Fund performance?

The weakest component of the Index, U.S. Treasury, registered -0.49% as interest rates rose and Treasury yields decreased during the reporting period.

Subadviser:

BlackRock Investment
Management, LLC

Portfolio Managers:

Scott Radell, Lee Sterne and Karen Uyehara

2011 Semiannual Report

7

Fund Performance

Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended April 30, 2011)

Six Months*

1 Yr.

5 Yr.

10 Yr.

Class A

w/oSC[1]

(0.24
)%

4.74%

5.59%

4.99%

w/SC2

(6.00
)%

(1.25)%

4.34%

4.37%

Class B3

w/oSC[1]

(0.63
)%

4.08%

4.94%

4.38%

w/SC4

(5.54
)%

(0.92)%

4.61%

4.38%

Class C5

w/oSC[1]

(0.63
)%

4.08%

4.92%

4.38%

w/SC6

(1.61
)%

3.08%

4.92%

4.38%

Institutional Class[7]

(0.14
)%

5.13%

5.98%

5.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*
Not annualized.

[1]
These returns do not reflect the effects of sales charges (SC).

[2]
A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class B shares (10/12/01) include performance based on the Fund’s Class A shares for the period through
October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares.
The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (3/29/06) include performance based on the Class B shares for the period through March 28, 2006.
Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[6]
  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]
  Not subject to any sales charges.

Expense Ratios

Expense Ratio*

Class A

0.69
%

Class B

1.31
%

Class C

1.31
%

Institutional Class

0.31
%

*
Current effective prospectus dated March 1, 2011. Please see the Fund's most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)
Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

8

Semiannual Report 2011

Shareholder Expense Example

Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense
Analysis of a $1,000 Investment

April 30, 2011

Nationwide Bond Index Fund

Beginning Account Value ($) 11/01/10

Ending Account Value ($) 04/30/11

Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]

Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]

Class A Shares

Actual

1,000.00

997.60

3.27

0.66

Hypothetical
[b]

1,000.00

1,021.52

3.31

0.66

Class B Shares

Actual

1,000.00

993.70

6.33

1.28

Hypothetical
[b]

1,000.00

1,018.45

6.41

1.28

Class C Shares

Actual

1,000.00

993.70

6.33

1.28

Hypothetical
[b]

1,000.00

1,018.45

6.41

1.28

Institutional Class Shares

Actual

1,000.00

998.60

1.39

0.28

Hypothetical
[b]

1,000.00

1,023.41

1.40

0.28

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011. multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]
Represents the hypothetical 5% return before expenses.

2011 Semiannual Report

9

  Portfolio Summary
April 30, 2011 (Unaudited)

Nationwide Bond Index Fund

Asset Allocation

U.S. Government Mortgage Backed Agencies

32.9
%

U.S. Treasury Notes

27.2
%

Corporate Bonds

20.3
%

U.S. Government Sponsored & Agency Obligations

6.9
%

U.S. Treasury Bonds

4.7
%

Mutual Fund

3.7
%

Sovereign Bonds

2.7
%

Commercial Mortgage Backed Securities

2.2
%

Municipal Bonds

0.8
%

Yankee Dollars

0.7
%

Repurchase Agreement

0.3
%

Asset-Backed Securities

0.2
%

Liabilities in excess of other assets

(2.6
%)

100.0
%

Top Industries †

Diversified Financial Services

3.2
%

Commercial Banks

1.7
%

Electric Utilities

1.5
%

Oil, Gas & Consumable Fuels

1.4
%

Diversified Telecommunication Services

1.2
%

Capital Markets

1.1
%

Pharmaceuticals

1.0
%

Media

0.9
%

Insurance

0.8
%

Metals & Mining

0.5
%

Other Industries *

86.7
%

100.0
%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class

3.6
%

U.S. Treasury Notes, 1.38%, 02/15/13

1.7
%

U.S. Treasury Notes, 2.00%, 01/31/16

1.6
%

U.S. Treasury Notes, 1.38%, 09/15/12

1.6
%

U.S. Treasury Notes, 1.13%, 12/15/12

1.5
%

Fannie Mae Pool, 5.00%, 05/01/33

1.3
%

U.S. Treasury Notes, 1.25%, 02/15/14

1.3
%

U.S. Treasury Notes, 3.63%, 08/15/19

1.2
%

Ginnie Mae I Pool, 4.50%, 03/15/39

1.1
%

U.S. Treasury Notes, 4.25%, 11/15/17

1.1
%

Other Holdings *

84.0
%

100.0
%

†
Percentages indicated are based upon total investments as of April 30, 2011.

*
For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

10

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.2%

Principal Amount

Market Value

Automobiles 0.1%

Ally Auto Receivables Trust, Series 2010-4, Class A4, 1.35%, 12/15/15

$
1,000,000

$
987,649

Credit Card 0.1%

Citibank Credit Card Issuance Trust Series 2006-A3, Class A3, 5.30%, 03/15/18

750,000

845,327

Series 2008-C6, Class C6, 6.30%, 06/20/14

200,000

210,882

1,056,209

Other 0.0%†

Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16

250,000

288,240

Total Asset-Backed Securities (cost $2,349,610)

2,332,098

Commercial Mortgage Backed Securities 2.2%

Banc of America Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/43

1,000,000

1,038,856

Series 2006-6, Class A4, 5.36%, 10/10/45

1,330,000

1,424,834

Series 2007-1, Class A4, 5.45%, 01/15/49

1,630,000

1,759,112

Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41

1,384,000

1,395,469

Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.29%, 12/10/49 (a)

2,320,000

2,597,662

Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)

2,000,000

2,158,930

CW Capital Cobalt Ltd., Series 2007-C3, Class A4 6.01%, 05/15/46 (a)

1,490,000

1,615,349

GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)

2,133,000

2,246,285

  JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42
(a)

1,546,000

1,622,996

Commercial Mortgage Backed Securities (continued)

Principal Amount

Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)

Series 2006-LDP7, Class A4, 6.06%, 04/15/45 (a)

$
1,000,000

$
1,111,642

Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)

300,000

304,847

Series 2007-LD12, Class A2, 5.83%, 02/15/51

1,525,000

1,579,169

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4 5.12%, 11/15/32 (a)

2,161,000

2,305,450

Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class APB, 5.09%, 07/15/42 (a)

1,773,634

1,876,128

Series 2006-C25, Class A5, 5.92%, 05/15/43 (a)

1,900,000

2,114,756

Series 2007-C33, Class A4, 6.10%, 02/15/51 (a)

1,395,000

1,523,259

Total Commercial Mortgage Backed Securities (cost $22,356,944)

26,674,744

Corporate Bonds 20.3%

Aerospace & Defense 0.4%

Boeing Co. (The), 4.88%, 02/15/20

600,000

647,740

General Dynamics Corp., 4.25%, 05/15/13

175,000

187,253

Goodrich Corp. 6.29%, 07/01/16

171,000

197,637

6.80%, 07/01/36

129,000

151,495

Honeywell International, Inc. 5.40%, 03/15/16

440,000

501,111

5.30%, 03/01/18

605,000

678,888

L-3 Communications Corp., 4.95%, 02/15/21

100,000

102,353

Lockheed Martin Corp., Series B, 6.15%, 09/01/36

196,000

214,992

Lockheed Martin Corp., 5.72%, 06/01/40 (b)

150,000

154,976

Northrop Grumman Corp., 3.50%, 03/15/21

500,000

469,909

Raytheon Co. 6.40%, 12/15/18

144,000

169,721

3.13%, 10/15/20

250,000

231,063

7.00%, 11/01/28

92,000

112,430

Rockwell Collins, Inc. 4.75%, 12/01/13

205,000

219,861

5.25%, 07/15/19

70,000

76,213

United Technologies Corp. 4.88%, 05/01/15

460,000

511,242

6.13%, 07/15/38

400,000

452,101

5,078,985

2011 Semiannual Report

11

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
(Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Air Freight & Logistics 0.1%

United Parcel Service of America, Inc. 8.38%, 04/01/20

$
82,000

$
109,398

8.38%, 04/01/30 (c)

123,000

163,334

United Parcel Service, Inc. 3.13%, 01/15/21

400,000

375,446

6.20%, 01/15/38

205,000

233,098

881,276

Airlines 0.0%†

Southwest Airlines Co., 5.13%, 03/01/17

103,000

108,407

Auto Components 0.1%

Johnson Controls, Inc. 4.88%, 09/15/13

123,000

132,774

1.75%, 03/01/14

400,000

401,401

4.25%, 03/01/21

100,000

99,991

634,166

Automobiles 0.0%†

Daimler Finance North America LLC, 6.50%, 11/15/13

338,000

378,395

Beverages 0.4%

Anheuser-Busch Cos., Inc. 4.38%, 01/15/13

21,000

22,140

5.00%, 03/01/19

164,000

176,365

5.75%, 04/01/36

151,000

159,465

6.00%, 11/01/41

103,000

110,572

Anheuser-Busch InBev Worldwide, Inc. 5.38%, 01/15/20

600,000

659,599

5.00%, 04/15/20

200,000

214,293

Bottling Group LLC, 4.63%, 11/15/12

287,000

303,938

Coca-Cola Co. (The), 3.15%, 11/15/20

450,000

427,485

Coca-Cola Enterprises, Inc., 7.38%, 03/03/14

328,000

381,655

Diageo Capital PLC, 5.50%, 09/30/16

300,000

337,554

Diageo Finance BV, 5.30%, 10/28/15

451,000

503,331

Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29

144,000

180,254

PepsiAmericas, Inc., 4.88%, 01/15/15

208,000

229,582

PepsiCo, Inc. 7.90%, 11/01/18

500,000

638,616

3.13%, 11/01/20

200,000

187,343

4,532,192

Corporate Bonds (continued)

Principal Amount

Market Value

Biotechnology 0.1%

Amgen, Inc. 3.45%, 10/01/20

$
600,000

$
571,147

6.40%, 02/01/39

300,000

337,235

Celgene Corp., 3.95%, 10/15/20

250,000

239,136

Genentech, Inc., 5.25%, 07/15/35

62,000

62,504

Gilead Sciences, Inc., 4.50%, 04/01/21

100,000

100,393

1,310,415

Capital Markets 1.2%

Ameriprise Financial, Inc., 5.30%, 03/15/20

100,000

108,103

Bank of New York Mellon Corp. (The), 5.13%, 08/27/13

300,000

326,872

Bear Stearns Cos. LLC (The) 5.70%, 11/15/14

256,000

283,503

5.30%, 10/30/15

123,000

134,988

4.65%, 07/02/18

246,000

254,615

Credit Suisse Guernsey, 5.86%, 05/15/17 (d)

300,000

292,500

Credit Suisse USA, Inc. 5.13%, 01/15/14

119,000

129,770

5.85%, 08/16/16

300,000

341,437

7.13%, 07/15/32

395,000

477,400

Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13

605,000

653,105

5.13%, 01/15/15

461,000

499,391

5.35%, 01/15/16

453,000

491,231

3.63%, 02/07/16

1,180,000

1,188,717

5.63%, 01/15/17

850,000

913,364

6.00%, 06/15/20

500,000

541,088

6.13%, 02/15/33

450,000

463,955

6.75%, 10/01/37

700,000

725,506

Jefferies Group, Inc. 6.88%, 04/15/21

250,000

274,056

6.25%, 01/15/36

123,000

115,642

Mellon Funding Corp., 5.00%, 12/01/14

185,000

203,035

Morgan Stanley 5.30%, 03/01/13

461,000

491,896

2.88%, 01/24/14

400,000

406,115

4.75%, 04/01/14

410,000

431,302

3.45%, 11/02/15

200,000

200,026

3.80%, 04/29/16

200,000

200,703

5.45%, 01/09/17

1,345,000

1,440,378

7.30%, 05/13/19

400,000

458,686

5.63%, 09/23/19

800,000

831,517

7.25%, 04/01/32

226,000

271,682

Nomura Holdings, Inc., 4.13%, 01/19/16

350,000

353,866

12

Semiannual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Capital Markets (continued)

State Street Bank & Trust Co., 5.30%, 01/15/16

$
200,000

$
219,178

State Street Corp., 4.38%, 03/07/21

300,000

302,495

UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (d)

225,000

225,000

14,251,122

Chemicals 0.2%

Albemarle Corp., 5.10%, 02/01/15

82,000

88,813

Cytec Industries, Inc., 6.00%, 10/01/15

113,000

124,735

Dow Chemical Co. (The)

6.00%, 10/01/12

310,000

330,726

4.25%, 11/15/20

300,000

293,780

9.40%, 05/15/39

200,000

303,339

E.I. du Pont de Nemours & Co.

5.25%, 12/15/16

515,000

578,969

4.90%, 01/15/41

400,000

379,601

Lubrizol Corp.

5.50%, 10/01/14

196,000

219,870

6.50%, 10/01/34

103,000

114,714

Praxair, Inc.

3.95%, 06/01/13

123,000

130,607

4.05%, 03/15/21

150,000

151,819

2,716,973

Commercial Banks 1.8%

BAC Capital Trust XI, 6.63%, 05/23/36

250,000

249,927

Bank of America NA

6.00%, 06/15/16

205,000

224,039

5.30%, 03/15/17

500,000

524,844

Bank of Montreal, 1.75%, 04/29/14

400,000

401,335

Bank of Nova Scotia, 2.90%, 03/29/16

900,000

910,889

Bank One Corp.

5.25%, 01/30/13

103,000

109,514

8.00%, 04/29/27

202,000

250,803

Barclays Bank PLC, 5.14%, 10/14/20

1,000,000

972,502

BB&T Corp.

4.75%, 10/01/12

164,000

172,089

2.05%, 04/28/14

300,000

301,139

3.20%, 03/15/16

500,000

504,088

BNP Paribas, 3.60%, 02/23/16

250,000

254,208

Charter One Bank NA, Series AI, 6.38%, 05/15/12

500,000

517,145

Comerica, Inc., 4.80%, 05/01/15

123,000

130,222

Corporate Bonds (continued)

Principal Amount

Market Value

Commercial Banks (continued)

Credit Suisse New York, 4.38%, 08/05/20

$
1,000,000

$
998,138

Discover Bank, 7.00%, 04/15/20

300,000

337,359

Eksportfinans ASA, 5.50%, 05/25/16

267,000

303,271

Fifth Third Bancorp, 3.63%, 01/25/16

150,000

152,187

HSBC Bank USA NA 4.63%, 04/01/14

410,000

438,884

5.88%, 11/01/34

498,000

502,430

5.63%, 08/15/35

250,000

241,474

HSBC Holdings PLC

6.50%, 05/02/36

500,000

519,575

6.50%, 09/15/37

300,000

312,230

JPMorgan Chase Bank NA

5.88%, 06/13/16

308,000

344,472

6.00%, 07/05/17

1,030,000

1,149,352

6.00%, 10/01/17

750,000

836,579

KeyBank NA

5.70%, 08/15/12

185,000

195,115

5.80%, 07/01/14

103,000

113,230

KeyCorp, 5.10%, 03/24/21

150,000

153,633

Korea Development Bank

5.75%, 09/10/13

82,000

88,780

3.25%, 03/09/16

500,000

493,688

Lloyds TSB Bank PLC, 6.38%, 01/21/21

400,000

428,608

Marshall & Ilsley Bank, 5.25%, 09/04/12

113,000

117,830

National City Corp., 4.90%, 01/15/15

246,000

267,793

PNC Funding Corp.

5.25%, 11/15/15

246,000

266,726

5.13%, 02/08/20

400,000

427,467

Royal Bank of Scotland Group PLC (The), 5.00%, 11/12/13

100,000

101,890

Royal Bank of Scotland PLC (The), 3.95%, 09/21/15

500,000

509,354

Sovereign Bank, 5.13%, 03/15/13

200,000

206,637

SunTrust Banks, Inc., 3.60%, 04/15/16

150,000

151,934

UBS AG/Stamford Branch

5.88%, 07/15/16

679,000

746,473

5.88%, 12/20/17

250,000

279,072

UnionBanCal Corp., 5.25%, 12/16/13

144,000

154,880

US Bancorp, 1.38%, 09/13/13

500,000

501,671

US Bank NA

4.95%, 10/30/14

185,000

203,458

4.80%, 04/15/15

92,000

100,322

2011 Semiannual Report

13

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
(Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Commercial Banks (continued)

Wachovia Bank NA

5.60%, 03/15/16

$
492,000

$
541,171

6.60%, 01/15/38

675,000

772,571

Wachovia Corp., 4.88%, 02/15/14

127,000

135,959

Wells Fargo & Co.

3.68%, 06/15/16

550,000

565,236

5.13%, 09/15/16

144,000

156,577

4.60%, 04/01/21

1,000,000

1,010,694

5.38%, 02/07/35

318,000

326,587

Wells Fargo Capital X, 5.95%, 12/15/36

350,000

349,116

Wells Fargo Capital XIII, 7.70%, 03/26/13 (d)

325,000

336,537

Westpac Banking Corp., 2.10%, 08/02/13

250,000

253,612

21,615,316

Commercial Services & Supplies 0.2%

Pitney Bowes, Inc.

4.75%, 01/15/16

205,000

215,638

4.75%, 05/15/18

62,000

62,564

Republic Services, Inc., 5.25%, 11/15/21

600,000

637,042

RR Donnelley & Sons Co.

4.95%, 04/01/14

82,000

85,621

6.13%, 01/15/17

400,000

417,159

Science Applications International Corp., 5.50%, 07/01/33

123,000

123,721

Waste Management, Inc.

6.38%, 11/15/12

144,000

155,520

6.38%, 03/11/15

800,000

916,111

7.00%, 07/15/28

113,000

133,781

2,747,157

Communications Equipment 0.3%

Cisco Systems, Inc.

1.63%, 03/14/14

150,000

150,848

5.50%, 02/22/16

750,000

853,331

4.95%, 02/15/19

835,000

905,545

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.

3.50%, 03/01/16

500,000

507,649

4.60%, 02/15/21

750,000

747,205

Motorola, Inc., 7.50%, 05/15/25

144,000

167,325

Nokia OYJ, 5.38%, 05/15/19

100,000

103,793

3,435,696

Corporate Bonds (continued)

Principal Amount

Market Value

Computers & Peripherals 0.1%

Dell, Inc.

4.63%, 04/01/21

$
500,000

$
502,945

7.10%, 04/15/28

144,000

166,231

Hewlett-Packard Co.

6.50%, 07/01/12

208,000

220,879

5.50%, 03/01/18

835,000

939,506

1,829,561

Construction Materials 0.1%

CRH America, Inc., 6.00%, 09/30/16

465,000

512,612

Lafarge SA, 6.50%, 07/15/16

185,000

199,078

711,690

Consumer Finance 0.5%

American Express Co.

4.88%, 07/15/13

837,000

896,428

8.13%, 05/20/19

600,000

762,026

6.80%, 09/01/66 (a)

210,000

219,450

American Express Credit Corp., 2.75%, 09/15/15

400,000

398,735

Capital One Bank USA NA, 5.13%, 02/15/14

410,000

449,209

Capital One Financial Corp., 5.25%, 02/21/17

211,000

228,548

Caterpillar Financial Services Corp.

6.13%, 02/17/14

700,000

790,907

5.50%, 03/15/16

205,000

230,904

FIA Card Services NA, 7.13%, 11/15/12

140,000

150,611

HSBC Finance Corp.

7.00%, 05/15/12

264,000

280,017

6.68%, 01/15/21 (b)

206,000

218,638

SLM Corp., Series A, 5.38%, 05/15/14

759,000

792,398

SLM Corp., 8.45%, 06/15/18

150,000

170,250

5,588,121

Diversified Financial Services 3.2%

AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18

1,000,000

1,121,695

Associates Corp of North America, 6.95%, 11/01/18

236,000

268,476

AXA Financial, Inc., 7.00%, 04/01/28

92,000

97,780

Bank of America Corp.

4.88%, 09/15/12

201,000

210,486

4.88%, 01/15/13 (e)

451,000

475,367

4.75%, 08/01/15

431,000

456,107

5.25%, 12/01/15

513,000

545,198

5.63%, 10/14/16

440,000

476,978

5.63%, 07/01/20

250,000

262,392

14

Semiannual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Diversified Financial Services (continued)

Bank of America Corp., Series L, 5.65%, 05/01/18

$
3,635,000

$
3,871,453

Block Financial LLC, 7.88%, 01/15/13 (e)

100,000

108,747

BP Capital Markets America, Inc., 4.20%, 06/15/18

103,000

105,993

Capital One Capital III, 7.69%, 08/15/36

175,000

180,250

Capital One Capital IV, 6.75%, 02/17/37 (a)

135,000

137,025

Citigroup Funding, Inc., 2.25%, 12/10/12

4,550,000

4,672,504

Citigroup, Inc.

5.63%, 08/27/12

205,000

215,394

5.50%, 10/15/14

1,100,000

1,199,405

5.30%, 01/07/16

1,321,000

1,427,798

5.85%, 08/02/16

287,000

316,263

5.38%, 08/09/20

500,000

522,852

6.63%, 06/15/32

232,000

243,916

5.88%, 02/22/33

82,000

79,468

5.85%, 12/11/34

375,000

378,217

5.88%, 05/29/37

200,000

201,189

Deutsche Bank AG, 4.88%, 05/20/13

1,000,000

1,067,486

Deutsche Bank Financial LLC, 5.38%, 03/02/15

123,000

132,519

EnCana Holdings Finance Corp., 5.80%, 05/01/14

791,000

882,872

General Electric Capital Corp.

Series A, 6.00%, 06/15/12

182,000

192,454

Series A, 6.75%, 03/15/32

867,000

978,334

General Electric Capital Corp.

1.88%, 09/16/13

1,000,000

1,006,694

4.88%, 03/04/15

431,000

470,112

5.00%, 01/08/16

205,000

224,196

5.40%, 02/15/17

415,000

455,858

5.63%, 09/15/17

1,150,000

1,272,558

5.30%, 02/11/21

250,000

259,408

6.15%, 08/07/37

750,000

788,220

6.38%, 11/15/67 (a)

700,000

727,125

Goldman Sachs Capital I, 6.35%, 02/15/34

200,000

197,017

Goldman Sachs Capital II, 5.79%, 06/01/12 (d)

400,000

345,000

JPMorgan Chase & Co.

3.70%, 01/20/15

605,000

628,188

4.75%, 03/01/15

176,000

190,281

5.15%, 10/01/15

349,000

378,344

JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37

1,060,000

1,090,425

Kreditanstalt fuer Wiederaufbau

1.38%, 07/15/13

900,000

911,581

3.50%, 03/10/14

2,085,000

2,224,699

Corporate Bonds (continued)

Principal Amount

Market Value

Diversified Financial Services (continued)

Kreditanstalt fuer Wiederaufbau (continued)

4.13%, 10/15/14

$
492,000

$
539,808

4.38%, 07/21/15

1,405,000

1,547,843

5.13%, 03/14/16

400,000

455,530

4.38%, 03/15/18

800,000

876,017

2.75%, 09/08/20

200,000

189,093

Landwirtschaftliche Rentenbank, 5.13%, 02/01/17

600,000

680,948

National Rural Utilities Cooperative Finance Corp.

4.75%, 03/01/14

226,000

246,073

5.45%, 04/10/17

400,000

447,475

National Rural Utilities Cooperative Finance Corp., Series C, 8.00%, 03/01/32

111,000

144,992

Oesterreichische Kontrollbank AG

4.50%, 03/09/15

414,000

455,766

4.88%, 02/16/16

250,000

279,053

Toyota Motor Credit Corp., 4.50%, 06/17/20

250,000

256,638

UFJ Finance Aruba AEC, 6.75%, 07/15/13

246,000

271,287

38,388,847

Diversified Telecommunication Services 1.2%

Ameritech Capital Funding Corp., 6.45%, 01/15/18

62,000

70,146

AT&T, Inc.

5.88%, 08/15/12

295,000

314,138

5.10%, 09/15/14

597,000

658,441

5.63%, 06/15/16

205,000

231,002

5.50%, 02/01/18

505,000

557,279

4.45%, 05/15/21

350,000

352,052

6.15%, 09/15/34

814,000

837,565

6.55%, 02/15/39

310,000

337,820

5.35%, 09/01/40 (b)

275,000

257,666

BellSouth Corp.

5.20%, 09/15/14

349,000

385,089

6.55%, 06/15/34

123,000

131,887

British Telecommunications PLC, 9.88%, 12/15/30

391,000

551,658

Deutsche Telekom International Finance BV

5.25%, 07/22/13

513,000

555,092

5.75%, 03/23/16

273,000

308,398

8.75%, 06/15/30

256,000

344,376

Embarq Corp.

7.08%, 06/01/16

92,000

104,069

8.00%, 06/01/36

450,000

487,402

France Telecom SA, 8.50%, 03/01/31

283,000

389,407

2011 Semiannual Report

15

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
(Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Diversified Telecommunication Services (continued)

GTE Corp.

6.84%, 04/15/18

$
144,000

$
167,668

6.94%, 04/15/28

103,000

116,528

Qwest Corp., 8.38%, 05/01/16

925,000

1,098,438

Telecom Italia Capital SA

4.95%, 09/30/14

205,000

216,109

5.25%, 10/01/15

730,000

768,477

6.00%, 09/30/34

160,000

146,512

Telefonica Emisiones SAU, 6.42%, 06/20/16

1,080,000

1,216,862

Telefonos de Mexico SAB de CV, 5.50%, 01/27/15

164,000

177,427

Verizon Communications, Inc.

4.90%, 09/15/15

410,000

452,484

8.75%, 11/01/18

600,000

778,089

6.35%, 04/01/19

650,000

751,847

5.85%, 09/15/35

82,000

84,050

Verizon Global Funding Corp.

6.88%, 06/15/12

205,000

218,845

7.38%, 09/01/12

363,000

393,816

4.38%, 06/01/13

256,000

272,481

7.75%, 12/01/30

810,000

1,002,210

14,735,330

Electric Utilities 1.6%

Alabama Power Co., 5.70%, 02/15/33

276,000

287,986

American Electric Power Co., Inc., 5.25%, 06/01/15

133,000

145,544

Appalachian Power Co., Series L, 5.80%, 10/01/35

144,000

143,637

Arizona Public Service Co., 5.50%, 09/01/35

150,000

146,663

Baltimore Gas & Electric Co., 5.90%, 10/01/16

615,000

702,256

Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24

200,000

210,657

Commonwealth Edison Co., 6.15%, 09/15/17

750,000

863,163

Consolidated Edison Co. of New York, Inc., Series 02-B, 4.88%, 02/01/13

86,000

91,241

Series 05-C, 5.38%, 12/15/15

123,000

138,117

Series 08-A, 5.85%, 04/01/18

2,200,000

2,507,945

Series 03-A, 5.88%, 04/01/33

82,000

87,302

Detroit Edison Co.(The), 3.45%, 10/01/20

500,000

478,714

Duke Energy Carolinas LLC, 4.30%, 06/15/20

500,000

513,382

Duke Energy Corp., 5.05%, 09/15/19

600,000

639,242

Corporate Bonds (continued)

Principal Amount

Market Value

Electric Utilities (continued)

Duke Energy Indiana, Inc., 3.75%, 07/15/20

$
100,000

$
97,734

Duke Energy Ohio, Inc., 5.70%, 09/15/12

29,000

30,893

Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33

51,000

49,593

Edison International, 3.75%, 09/15/17

500,000

499,001

Entergy Corp., 5.13%, 09/15/20

300,000

296,209

Entergy Mississippi, Inc., 5.15%, 02/01/13

201,000

210,461

Exelon Corp.

4.90%, 06/15/15

287,000

307,545

5.63%, 06/15/35

414,000

393,355

FirstEnergy Corp., Series C, 7.38%, 11/15/31

287,000

318,753

Florida Power & Light Co.

4.85%, 02/01/13

103,000

109,601

5.85%, 02/01/33

70,000

75,696

5.95%, 10/01/33

53,000

58,080

5.40%, 09/01/35

90,000

93,234

5.65%, 02/01/37

200,000

212,113

Florida Power Corp., 5.90%, 03/01/33

247,000

261,423

Georgia Power Co., Series K, 5.13%, 11/15/12

74,000

78,715

LG&E and KU Energy LLC, 3.75%, 11/15/20 (b)

500,000

467,608

Metropolitan Edison Co., 4.88%, 04/01/14

164,000

170,386

MidAmerican Energy Co., 5.80%, 10/15/36

200,000

209,031

MidAmerican Energy Holdings Co.

5.88%, 10/01/12

841,000

896,675

5.75%, 04/01/18

750,000

840,664

Ohio Power Co., Series K, 6.00%, 06/01/16

349,000

396,443

Series G, 6.60%, 02/15/33

164,000

182,944

Oncor Electric Delivery Co. LLC

6.38%, 05/01/12

383,000

402,585

6.38%, 01/15/15

308,000

350,060

Pacific Gas & Electric Co.

4.80%, 03/01/14

328,000

355,402

5.80%, 03/01/37

150,000

154,702

6.25%, 03/01/39

300,000

326,452

PacifiCorp, 5.25%, 06/15/35

123,000

121,026

Progress Energy, Inc.

4.40%, 01/15/21

500,000

504,022

7.75%, 03/01/31

164,000

205,444

PSEG Power LLC

6.95%, 06/01/12

51,000

54,240

16

Semiannual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Electric Utilities (continued)

PSEG Power LLC (continued)

5.50%, 12/01/15

$
287,000

$
315,071

5.13%, 04/15/20

250,000

259,959

Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14

174,000

191,873

Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12

135,000

142,544

Puget Sound Energy, Inc., 5.48%, 06/01/35

103,000

101,828

Scottish Power Ltd., 5.81%, 03/15/25

82,000

84,061

Southern California Edison Co., 6.00%, 01/15/34

123,000

134,812

Southern California Edison Co., Series 05-B, 5.55%, 01/15/36

164,000

170,311

Southern Co., 2.38%, 09/15/15

400,000

397,366

Southern Power Co., Series B, 6.25%, 07/15/12

174,000

184,360

Virginia Electric and Power Co., Series A, 5.40%, 01/15/16

103,000

115,501

Virginia Electric and Power Co., 5.95%, 09/15/17

750,000

863,908

Westar Energy, Inc., 6.00%, 07/01/14

185,000

204,213

Wisconsin Electric Power Co., 5.63%, 05/15/33

41,000

42,616

18,894,362

Electrical Equipment 0.0%†

Emerson Electric Co., 6.00%, 08/15/32

57,000

63,768

Electronic Equipment, Instruments & Components 0.1%

Agilent Technologies, Inc., 6.50%, 11/01/17

575,000

655,115

Avnet Inc, 5.88%, 06/15/20

250,000

262,110

917,225

Energy Equipment & Services 0.1%

Ensco PLC, 4.70%, 03/15/21

300,000

302,887

Halliburton Co., 6.70%, 09/15/38

325,000

381,360

Marathon Petroleum Corp., 5.13%, 03/01/21 (b)

300,000

309,902

Nabors Industries, Inc.

5.38%, 08/15/12

29,000

30,262

5.00%, 09/15/20

300,000

304,918

Noble Holding International Ltd., 4.63%, 03/01/21 (e)

250,000

253,696

Corporate Bonds (continued)

Principal Amount

Market Value

Energy Equipment & Services (continued)

Transocean, Inc., 7.50%, 04/15/31

$
123,000

$
141,478

1,724,503

Food & Staples Retailing 0.4%

Costco Wholesale Corp., 5.50%, 03/15/17

475,000

548,234

CVS Caremark Corp., 6.25%, 06/01/27

460,000

507,919

Kroger Co. (The)

6.20%, 06/15/12

164,000

172,746

7.50%, 04/01/31

178,000

214,874

5.40%, 07/15/40

400,000

381,898

Safeway, Inc.

5.80%, 08/15/12

144,000

152,910

5.63%, 08/15/14

123,000

135,227

5.00%, 08/15/19

155,000

160,559

3.95%, 08/15/20

100,000

96,448

Sysco Corp., 5.38%, 09/21/35

74,000

77,624

Wal-Mart Stores, Inc.

3.20%, 05/15/14

500,000

528,289

3.63%, 07/08/20

400,000

390,854

3.25%, 10/25/20

400,000

378,821

7.55%, 02/15/30

82,000

105,638

5.25%, 09/01/35

492,000

488,112

5.63%, 04/15/41

150,000

154,979

4,495,132

Food Products 0.3%

Archer-Daniels-Midland Co.

5.94%, 10/01/32

140,000

151,857

5.38%, 09/15/35

103,000

104,467

Bunge Ltd. Finance Corp.

5.10%, 07/15/15

62,000

65,853

4.10%, 03/15/16

350,000

358,506

Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (b)

123,000

133,383

Campbell Soup Co.

4.88%, 10/01/13

164,000

178,918

4.25%, 04/15/21

100,000

101,129

ConAgra Foods, Inc., 7.00%, 10/01/28

154,000

167,512

H.J. Heinz Finance Co., 6.75%, 03/15/32

62,000

70,954

Kellogg Co., 4.00%, 12/15/20

500,000

495,258

Kellogg Co., Series B, 7.45%, 04/01/31

103,000

130,176

Kraft Foods, Inc.

6.00%, 02/11/13

200,000

216,546

6.13%, 02/01/18

375,000

425,645

6.50%, 11/01/31

131,000

146,636

2011 Semiannual Report

17

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
(Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Food Products (continued)

Kraft Foods, Inc. (continued)

7.00%, 08/11/37

$
310,000

$
362,153

6.88%, 02/01/38

300,000

345,770

Sara Lee Corp., 6.13%, 11/01/32

200,000

187,214

Unilever Capital Corp., 5.90%, 11/15/32

144,000

160,580

3,802,557

Gas Utilities 0.3%

AGL Capital Corp., 4.45%, 04/15/13

123,000

129,974

Atmos Energy Corp.

5.13%, 01/15/13

92,000

97,052

4.95%, 10/15/14

185,000

200,803

CenterPoint Energy Resources Corp., 4.50%, 01/15/21 (b)

212,000

215,331

Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14

396,000

435,994

Enbridge Energy Partners LP, 5.20%, 03/15/20

250,000

265,157

Enterprise Products Operating LLC, Series G, 5.60%, 10/15/14

656,000

731,258

Enterprise Products Operating LLC

6.30%, 09/15/17

250,000

286,298

6.13%, 10/15/39

215,000

219,229

ONEOK Partners LP, 3.25%, 02/01/16

500,000

504,699

Southern California Gas Co., 4.80%, 10/01/12

267,000

281,836

Southern Natural Gas Co., 5.90%, 04/01/17 (b)

200,000

225,015

TransCanada PipeLines Ltd., 3.80%, 10/01/20

250,000

244,244

Williams Partners LP, 5.25%, 03/15/20

250,000

265,879

4,102,769

Health Care Equipment & Supplies 0.2%

Baxter International, Inc.

4.63%, 03/15/15

53,000

58,122

5.38%, 06/01/18

835,000

940,189

Covidien International Finance SA, 6.00%, 10/15/17

940,000

1,084,818

2,083,129

Health Care Providers & Services 0.4%

Aetna, Inc., 6.00%, 06/15/16

650,000

741,912

CIGNA Corp., 4.50%, 03/15/21

250,000

249,167

Medco Health Solutions, Inc., 4.13%, 09/15/20

400,000

389,517

Corporate Bonds (continued)

Principal Amount

Market Value

Health Care Providers & Services (continued)

Medtronic, Inc., 4.13%, 03/15/21

$
1,000,000

$
1,002,776

Quest Diagnostics, Inc., 5.45%, 11/01/15

376,000

415,272

UnitedHealth Group, Inc.

5.38%, 03/15/16

205,000

228,940

5.80%, 03/15/36

417,000

419,706

WellPoint, Inc.

5.00%, 12/15/14

598,000

653,718

5.25%, 01/15/16

226,000

250,308

5.95%, 12/15/34

82,000

83,991

4,435,307

Hotels, Restaurants & Leisure 0.1%

McDonald's Corp.

5.35%, 03/01/18

240,000

269,647

4.88%, 07/15/40

400,000

384,034

Yum! Brands, Inc., 6.88%, 11/15/37

400,000

454,894

1,108,575

Household Durables 0.1%

Black & Decker Corp., 4.75%, 11/01/14

160,000

173,953

Fortune Brands, Inc., 5.38%, 01/15/16

585,000

626,080

MDC Holdings, Inc., 5.50%, 05/15/13

103,000

107,336

Newell Rubbermaid, Inc., 4.70%, 08/15/20

100,000

100,577

Toll Brothers Finance Corp., 6.88%, 11/15/12

5,000

5,295

1,013,241

Household Products 0.1%

Kimberly-Clark Corp., 4.88%, 08/15/15 (e)

710,000

785,935

Procter & Gamble Co. (The)

1.80%, 11/15/15

250,000

246,675

4.85%, 12/15/15

123,000

137,243

5.80%, 08/15/34

405,000

454,040

1,623,893

Industrial Conglomerates 0.2%

3M Co., 5.70%, 03/15/37

235,000

259,484

General Electric Co., 5.00%, 02/01/13

946,000

1,009,931

Tyco Electronics Group SA, 6.55%, 10/01/17

300,000

350,701

Tyco International Finance SA, 4.13%, 10/15/14

600,000

641,537

2,261,653

18

Semiannual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Information Technology Services 0.1%

International Business Machines Corp.

4.75%, 11/29/12

$
359,000

$
381,448

1.00%, 08/05/13

600,000

601,228

5.88%, 11/29/32

732,000

816,953

1,799,629

Insurance 0.8%

ACE INA Holdings, Inc., 5.88%, 06/15/14

390,000

436,809

Aflac, Inc., 6.90%, 12/17/39

100,000

107,546

AIG Life Holdings US, Inc., 7.50%, 07/15/25

103,000

115,875

Allstate Corp. (The)

7.50%, 06/15/13

425,000

474,577

6.13%, 12/15/32

82,000

87,576

5.55%, 05/09/35

62,000

62,241

5.95%, 04/01/36

82,000

85,391

6.13%, 05/15/37 (a)

145,000

148,988

6.50%, 05/15/57 (a)

145,000

149,712

American International Group, Inc.

5.05%, 10/01/15

103,000

107,306

5.60%, 10/18/16

290,000

309,097

5.85%, 01/16/18

500,000

528,358

8.18%, 05/15/58 (a)

325,000

364,000

AON Corp., 5.00%, 09/30/20

400,000

410,608

Berkshire Hathaway Finance Corp., 4.85%, 01/15/15

1,326,000

1,462,852

Chubb Corp.

6.00%, 05/11/37

225,000

241,771

6.38%, 03/29/67 (a)

300,000

321,000

Genworth Financial, Inc.

5.75%, 06/15/14

62,000

64,576

6.50%, 06/15/34

144,000

129,280

Hartford Financial Services Group, Inc., 6.10%, 10/01/41

291,000

282,759

Lincoln National Corp., 6.15%, 04/07/36

410,000

434,937

Marsh & McLennan Cos., Inc., 5.75%, 09/15/15

327,000

359,717

MetLife, Inc.

5.50%, 06/15/14

185,000

203,311

5.70%, 06/15/35

336,000

342,009

6.40%, 12/15/36

350,000

350,013

Nationwide Financial Services, Inc., 6.75%, 05/15/37 (f)

75,000

70,875

Progressive Corp. (The), 6.25%, 12/01/32

113,000

122,666

Prudential Financial, Inc.

Series B, 5.10%, 09/20/14

205,000

223,120

Series B, 5.75%, 07/15/33

103,000

101,719

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Prudential Financial, Inc.
5.38%, 06/21/20	$250,000	$265,470
6.63%, 06/21/40	200,000	225,505
Travelers Cos., Inc. (The), 5.75%, 12/15/17	340,000	380,708
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	148,071
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	102,434
Willis North America, Inc., 5.63%, 07/15/15	123,000	132,010
XL Group PLC, 5.25%, 09/15/14	541,000	581,678

		9,934,565

Internet & Catalog Retail 0.0%†
eBay, Inc., 3.25%, 10/15/20	100,000	92,718
Expedia, Inc., 5.95%, 08/15/20	150,000	147,750

		240,468

Life Sciences Tools & Services 0.0%†
Thermo Fisher Scientific, Inc.
2.05%, 02/21/14	100,000	101,486
3.20%, 03/01/16	250,000	256,355

		357,841

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	70,000	90,307
6.05%, 08/15/36	123,000	140,250
Deere & Co.
6.95%, 04/25/14 (e)	400,000	464,512
8.10%, 05/15/30	400,000	542,650
Dover Corp.
4.88%, 10/15/15	156,000	172,817
5.38%, 03/01/41	50,000	51,008
Stanley Black & Decker, Inc., 4.90%, 11/01/12	92,000	96,759

		1,558,303

Media 1.0%
CBS Corp.
5.63%, 08/15/12	16,000	16,844
7.88%, 07/30/30	55,000	65,330
5.50%, 05/15/33	82,000	77,597
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	184,926
9.46%, 11/15/22	82,000	113,921
Comcast Corp.
5.90%, 03/15/16	287,000	323,357
6.50%, 01/15/17	507,000	586,472

2011 Semiannual Report	19

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Comcast Corp. (continued)
5.70%, 07/01/19	$300,000	$329,772
7.05%, 03/15/33	205,000	234,033
6.50%, 11/15/35	70,000	75,226
6.95%, 08/15/37	205,000	230,303
COX Communications, Inc.
5.45%, 12/15/14	246,000	274,187
5.50%, 10/01/15	667,000	740,010
Discovery Communications LLC, 5.05%, 06/01/20	350,000	368,465
Historic TW, Inc., 6.88%, 06/15/18	122,000	142,889
NBC Universal, Inc.
5.15%, 04/30/20 (b)	250,000	261,152
4.38%, 04/01/21 (b)	400,000	390,400
5.95%, 04/01/41 (b)	100,000	100,133
News America Holdings, Inc., 8.00%, 10/17/16	82,000	100,222
News America, Inc.
5.30%, 12/15/14	433,000	482,750
4.50%, 02/15/21 (b)	150,000	149,379
7.28%, 06/30/28	53,000	60,007
6.55%, 03/15/33	450,000	480,407
6.20%, 12/15/34	170,000	175,479
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	138,922
Time Warner Cable, Inc.
6.20%, 07/01/13	500,000	550,580
6.75%, 07/01/18	415,000	477,957
8.25%, 04/01/19	900,000	1,116,545
6.75%, 06/15/39	500,000	543,468
Time Warner, Inc.
7.63%, 04/15/31	773,000	927,183
7.70%, 05/01/32	648,000	781,241
Viacom, Inc., 6.88%, 04/30/36	226,000	253,046
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	687,000	779,637

		11,531,840

Metals & Mining 0.4%
Alcoa, Inc.
5.40%, 04/15/21	500,000	507,684
5.87%, 02/23/22	335,000	350,523
ArcelorMittal
6.13%, 06/01/18	1,140,000	1,233,422
5.50%, 03/01/21	100,000	101,378
Barrick Gold Finance Co., 4.88%, 11/15/14 (e)	1,060,000	1,171,263
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	253,022
Cliffs Natural Resources, Inc., 4.88%, 04/01/21	150,000	151,932

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Newmont Mining Corp., 5.88%, 04/01/35	$164,000	$168,412
Placer Dome, Inc., 6.38%, 03/01/33	96,000	103,785
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	224,401
5.75%, 06/01/35	144,000	146,638
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	597,131

		5,009,591

Multiline Retail 0.1%
Target Corp.
6.00%, 01/15/18	300,000	347,785
7.00%, 07/15/31	121,000	144,212
6.35%, 11/01/32	217,000	245,565

		737,562

Multi-Utilities 0.2%
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	120,168
5.20%, 08/15/19	100,000	107,673
Dominion Resources, Inc., Series E, 6.30%, 03/15/33	308,000	334,188
Dominion Resources, Inc., Series B, 5.95%, 06/15/35	174,000	181,543
DTE Energy Co., 6.35%, 06/01/16	287,000	327,803
Sempra Energy, 6.00%, 10/15/39	540,000	561,176
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	190,558
6.50%, 07/01/36	123,000	138,388

		1,961,497

Office Electronics 0.0%†
Xerox Corp. 5.50%, 05/15/12	250,000	261,974
6.35%, 05/15/18	200,000	227,936

		489,910

Oil, Gas & Consumable Fuels 1.2%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	207,000	237,077
Anadarko Petroleum Corp. 5.95%, 09/15/16	200,000	223,398
6.38%, 09/15/17	100,000	112,946
6.45%, 09/15/36	269,000	277,166
Apache Corp., 7.63%, 07/01/19	41,000	50,294
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	256,334

20	Semiannual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Boardwalk Pipelines LP, 5.20%, 06/01/18	$62,000	$64,814
BP Capital Markets PLC 3.88%, 03/10/15	700,000	734,191
3.20%, 03/11/16	300,000	302,436
4.50%, 10/01/20	100,000	100,783
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	728,101
Cenovus Energy, Inc., 5.70%, 10/15/19	770,000	867,912
Chevron Corp., 3.95%, 03/03/14	415,000	446,440
ConocoPhillips 4.75%, 10/15/12	270,000	285,808
4.60%, 01/15/15	450,000	494,863
5.90%, 10/15/32	123,000	133,713
6.50%, 02/01/39	550,000	642,614
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	245,859
Devon Energy Corp., 7.95%, 04/15/32	250,000	329,755
Energy Transfer Partners LP, 6.70%, 07/01/18	300,000	345,455
EOG Resources, Inc. 5.63%, 06/01/19	130,000	145,431
4.10%, 02/01/21	200,000	196,880
Hess Corp. 7.30%, 08/15/31	196,000	235,527
5.60%, 02/15/41	200,000	196,567
Kinder Morgan Energy Partners LP 5.00%, 12/15/13	1,000,000	1,087,027
6.85%, 02/15/20	675,000	786,288
5.80%, 03/15/35	144,000	141,433
Marathon Oil Corp., 6.80%, 03/15/32	82,000	92,162
Murphy Oil Corp., 6.38%, 05/01/12	41,000	42,942
NuStar Logistics LP, 4.80%, 09/01/20	200,000	199,689
Pemex Project Funding Master Trust, 6.63%, 06/15/35	701,000	711,618
Petrobras International Finance Co., 5.75%, 01/20/20	1,080,000	1,122,089
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/13	230,000	251,635
3.95%, 09/15/15	200,000	208,128
Shell International Finance BV, 6.38%, 12/15/38	600,000	695,945
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	135,131
Statoil ASA, 3.13%, 08/17/17	250,000	249,851

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Texas Gas Transmission LLC, 4.60%, 06/01/15	$123,000	$130,009
Total Capital SA, 4.45%, 06/24/20	250,000	259,753
Valero Energy Corp. 7.50%, 04/15/32	82,000	93,877
6.63%, 06/15/37	320,000	336,599

		14,198,540

Paper & Forest Products 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	129,664
International Paper Co. 5.30%, 04/01/15 (e)	144,000	157,853
9.38%, 05/15/19	515,000	671,272

		958,789

Pharmaceuticals 1.0%
Abbott Laboratories 2.70%, 05/27/15	250,000	256,599
5.88%, 05/15/16	334,000	386,845
6.00%, 04/01/39	300,000	331,808
AstraZeneca PLC 5.40%, 06/01/14	155,000	172,380
5.90%, 09/15/17	300,000	347,132
6.45%, 09/15/37	140,000	161,640
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	904,856
Eli Lilly & Co. 5.20%, 03/15/17	800,000	897,103
7.13%, 06/01/25	82,000	103,401
GlaxoSmithKline Capital, Inc. 4.85%, 05/15/13	1,500,000	1,616,798
5.65%, 05/15/18	940,000	1,066,440
5.38%, 04/15/34	139,000	142,233
Johnson & Johnson 2.95%, 09/01/20	100,000	95,116
4.95%, 05/15/33	537,000	540,584
Merck & Co., Inc. 4.75%, 03/01/15	396,000	437,787
6.40%, 03/01/28	51,000	60,048
5.95%, 12/01/28	113,000	128,192
Novartis Capital Corp., 4.13%, 02/10/14	275,000	295,534
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	361,777
Pfizer, Inc.
5.35%, 03/15/15	550,000	620,518
4.65%, 03/01/18	185,000	197,844
7.20%, 03/15/39	375,000	473,567
Pharmacia Corp., 6.60%, 12/01/28	123,000	147,442

2011 Semiannual Report	21

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Sanofi-Aventis SA, 2.63%, 03/29/16	$250,000	$251,258
Schering-Plough Corp., 5.30%, 12/01/13	800,000	882,851
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	108,690
Wyeth
5.50%, 02/01/14	472,000	523,937
5.50%, 02/15/16	241,000	274,894
6.50%, 02/01/34	144,000	167,086

		11,954,360

Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP
5.00%, 06/01/15	360,000	389,232
5.63%, 11/15/20	350,000	379,407
Camden Property Trust, 5.00%, 06/15/15	103,000	111,225
CommonWealth REIT, 5.75%, 02/15/14	123,000	130,521
ERP Operating LP
5.25%, 09/15/14	278,000	305,031
5.38%, 08/01/16	205,000	225,609
HCP, Inc.
6.45%, 06/25/12	39,000	41,082
6.00%, 01/30/17	328,000	361,173
Health Care REIT, Inc.
6.00%, 11/15/13	123,000	134,548
5.25%, 01/15/22	300,000	301,287
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	553,211
Simon Property Group LP
5.10%, 06/15/15	294,000	323,095
6.10%, 05/01/16	287,000	326,636
4.38%, 03/01/21	250,000	249,098

		3,831,155

Road & Rail 0.2%
Burlington Northern Santa Fe LLC
7.95%, 08/15/30	144,000	185,186
5.05%, 03/01/41	350,000	326,529
CSX Corp.
5.50%, 08/01/13	308,000	335,026
7.38%, 02/01/19	305,000	372,084
3.70%, 10/30/20	200,000	191,332
Norfolk Southern Corp.
5.59%, 05/17/25	59,000	63,338
7.25%, 02/15/31	87,000	107,674
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,095,207
5.38%, 06/01/33	43,000	42,652
6.25%, 05/01/34	164,000	181,084

		2,900,112

Corporate Bonds (continued)

	Principal Amount	Market Value

Software 0.2%
Microsoft Corp.
2.95%, 06/01/14	$300,000	$314,686
3.00%, 10/01/20	350,000	329,343
4.50%, 10/01/40	200,000	182,380
Oracle Corp.
3.75%, 07/08/14	905,000	968,124
5.25%, 01/15/16	548,000	615,929
5.00%, 07/08/19	100,000	107,997
5.38%, 07/15/40 (b)	500,000	499,591

		3,018,050

Sovereign 0.1%
Export Development Canada, 1.50%, 05/15/14	400,000	404,337
Japan Finance Corp., 2.88%, 02/02/15	300,000	310,508

		714,845

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	470,783
Best Buy Co., Inc., 5.50%, 03/15/21	100,000	100,597
Gap, Inc. (The), 5.95%, 04/12/21	100,000	101,116
Home Depot, Inc.
5.25%, 12/16/13	200,000	219,073
5.40%, 03/01/16	410,000	458,174
5.88%, 12/16/36	230,000	234,123
5.95%, 04/01/41	100,000	102,544
Lowe's Cos., Inc.
6.50%, 03/15/29	164,000	186,663
5.80%, 10/15/36	230,000	241,830

		2,114,903

Thrifts & Mortgage Finance 0.0%†
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	126,265
Golden West Financial Corp., 4.75%, 10/01/12	109,000	114,427

		240,692

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	600,000	798,886
9.25%, 08/06/19	400,000	526,518
10.20%, 02/06/39	420,000	614,838
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	338,937
6.38%, 05/16/38	550,000	628,348

		2,907,527

22	Semiannual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.3%
America Movil SAB de CV 5.75%, 01/15/15	$155,000	$173,056
6.38%, 03/01/35	123,000	133,922
American Tower Corp., 5.05%, 09/01/20 (e)	400,000	392,687
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	343,303
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	800,000	914,703
New Cingular Wireless Services, Inc., 8.13%, 05/01/12	31,000	33,260
Vodafone Group PLC 5.00%, 12/16/13	461,000	502,579
4.15%, 06/10/14	530,000	568,128
2.88%, 03/16/16	200,000	200,358
7.88%, 02/15/30	144,000	185,336
6.15%, 02/27/37	75,000	81,792

		3,529,124

Total Corporate Bonds (cost $230,537,647)		245,459,066

Municipal Bonds 0.8%
California 0.3%
Bay Area Toll Authority, Series F-2, 6.26%, 04/01/49	500,000	517,895
East Bay Municipal Utility District, 5.87%, 06/01/40	500,000	517,045
Los Angeles Community College District, 6.75%, 08/01/49	200,000	219,476
Los Angeles Department of Water & Power, 6.57%, 07/01/45	210,000	227,896
Los Angeles Unified School District, 6.76%, 07/01/34	250,000	275,502
Metropolitan Water District of Southern California, 6.95%, 07/01/40	500,000	538,645
San Diego County Water Authority, Series B, 6.14%, 05/01/49	375,000	394,103
Santa Clara Valley Transportation Authority, 5.88%, 04/01/32	200,000	200,554
State of California, 7.55%, 04/01/39	1,075,000	1,218,351

		4,109,467

Municipal Bonds (continued)

	Principal Amount	Market Value

Georgia 0.1%
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	$750,000	$706,028

Illinois 0.1%
State of Illinois 5.88%, 03/01/19	100,000	103,678
5.10%, 06/01/33	1,185,000	996,052

		1,099,730

Massachusetts 0.0%†
Commonwealth of Massachusetts, 5.73%, 06/01/40	150,000	161,145

New Jersey 0.1%
New Jersey State Turnpike Authority, Series F, 7.41%, 01/01/40	715,000	819,340
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	254,597

		1,073,937

New York 0.2%
City of New York, 5.85%, 06/01/40	520,000	536,359
Metropolitan Transportation Authority, 7.34%, 11/15/39	540,000	635,245
New York City Municipal Water Finance Authority, 5.79%, 06/15/41	500,000	479,540
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	487,642

		2,138,786

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	200,000	198,700

Total Municipal Bonds (cost $9,227,146)		9,487,793

U.S. Government Mortgage Backed Agencies 32.9%
Fannie Mae Pool Pool# 969977 5.00%, 05/01/23	4,031,623	4,307,167
Pool# 990972 6.00%, 09/01/23	299,205	326,559
Pool# 995517 5.50%, 01/01/24	1,612,177	1,749,478
Pool# AA2549 4.00%, 04/01/24	4,421,892	4,589,809
Pool# 935348 5.50%, 06/01/24	256,572	279,920

2011 Semiannual Report	23

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# AC1374 4.00%, 08/01/24	$696,140	$724,642
Pool# AC1529 4.50%, 09/01/24	404,180	426,954
Pool# AD0244 4.50%, 10/01/24	278,631	294,332
Pool# AD4089 4.50%, 05/01/25	2,688,881	2,840,392
Pool# 890216 4.50%, 07/01/25	536,820	567,068
Pool# AB1609 4.00%, 10/01/25	1,856,685	1,927,772
Pool# AH1361 3.50%, 12/01/25	754,045	764,287
Pool# AH1518 3.50%, 12/01/25	757,597	767,887
Pool# AH2717 3.50%, 01/01/26	1,434,521	1,454,006
Pool# AE6384 4.00%, 01/01/26	99,108	102,902
Pool# AH5616 3.50%, 02/01/26	2,964,912	3,006,110
4.00%, 05/25/26	3,000,000	3,108,750
4.50%, 05/25/26	1,000,000	1,055,312
5.00%, 05/25/26	4,000,000	4,270,624
Pool# 930770 4.50%, 03/01/29	1,211,871	1,266,235
Pool# 930998 4.50%, 04/01/29	732,028	764,866
Pool# MA0243 5.00%, 11/01/29	162,985	173,390
Pool# MA0268 5.00%, 12/01/29	119,164	126,771
Pool# AB1038 5.00%, 05/01/30	135,116	143,742
Pool# AD5655 5.00%, 05/01/30	262,322	279,069
Pool# MA0443 5.00%, 05/01/30	191,968	204,224
Pool# MA0559 5.00%, 09/01/30	47,504	50,537
Pool# AH1515 4.00%, 12/01/30	1,880,644	1,911,600
Pool# AD0716 6.50%, 12/01/30	5,865,360	6,655,236
Pool# 560868 7.50%, 02/01/31	630	735
Pool# 607212 7.50%, 10/01/31	32,721	38,169
Pool# 607559 6.50%, 11/01/31	1,141	1,290
Pool# 607632 6.50%, 11/01/31	193	219

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 661664 7.50%, 09/01/32	$14,427	$16,839
Pool# 656559 6.50%, 02/01/33	131,215	148,439
Pool# 694846 6.50%, 04/01/33	21,031	23,792
Pool# 555421 5.00%, 05/01/33	15,590,406	16,566,235
Pool# 254767 5.50%, 06/01/33	5,100,742	5,523,807
Pool# 750229 6.50%, 10/01/33	99,288	112,321
Pool# 725228 6.00%, 03/01/34	4,193,956	4,629,124
Pool# 725424 5.50%, 04/01/34	6,028,950	6,529,002
Pool# 788027 6.50%, 09/01/34	106,058	119,780
Pool# 735141 5.50%, 01/01/35	3,184,418	3,445,554
Pool# 735227 5.50%, 02/01/35	3,426,945	3,707,970
Pool# 256023 6.00%, 12/01/35	2,579,503	2,835,062
Pool# 995050 6.00%, 09/01/37	10,645,101	11,676,460
Pool# 955194 7.00%, 11/01/37	1,648,171	1,887,667
Pool# 970320 5.50%, 02/01/38	3,843,161	4,140,301
Pool# AA6013 4.50%, 05/01/39	6,978,311	7,192,135
Pool# 190396 4.50%, 06/01/39	7,328,995	7,553,563
Pool# AA9611 4.00%, 07/01/39	3,990,842	3,977,962
Pool# AA9809 4.50%, 07/01/39	9,049,980	9,327,282
Pool# AC0397 4.50%, 07/01/39	1,738,062	1,791,318
Pool# 994002 4.00%, 08/01/39	3,441,356	3,431,325
Pool# AC1454 4.00%, 08/01/39	4,579,336	4,564,556
Pool# AC1921 4.00%, 09/01/39	2,790,784	2,781,777
Pool# AC2651 4.00%, 10/01/39	1,021,662	1,018,365
Pool# AC9890 3.29%, 04/01/40 (a)	7,441,755	7,701,351
Pool# AC9895 3.29%, 04/01/40 (a)	5,436,945	5,626,615

24	Semiannual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# AD2888 4.50%, 04/01/40	$2,800,032	$2,884,953
Pool# AD7992 4.50%, 07/01/40	2,934,345	3,023,339
Pool# AB1388 4.50%, 08/01/40	3,666,624	3,777,827
Pool# AD9153 4.50%, 08/01/40	2,806,970	2,892,101
Pool# AD8536 5.00%, 08/01/40	10,795,201	11,413,541
Pool# AB1735 3.50%, 11/01/40	53,857	51,405
Pool# MA0583 4.00%, 12/01/40	2,034,507	2,027,941
Pool# 932888 3.50%, 01/01/41	330,621	315,566
Pool# 932891 3.50%, 01/01/41	52,573	50,179
Pool# AB2066 3.50%, 01/01/41	627,482	598,911
Pool# AB2067 3.50%, 01/01/41	1,230,839	1,174,794
Pool# AB2068 3.50%, 01/01/41	715,436	682,859
Pool# AE6392 4.00%, 02/01/41	1,937,591	1,930,732
4.00%, 05/25/41	2,000,000	1,990,312
Fannie Mae Pool TBA 6.00%, 05/25/41	1,000,000	1,093,438
Freddie Mac Gold Pool Pool# M80917 4.50%, 05/01/11	10,118	10,032
Pool# M80926 4.50%, 07/01/11	48,712	49,282
Pool# M80934 4.50%, 08/01/11	62,164	63,162
Pool# G10940 6.50%, 11/01/11	21	21
Pool# G11130 6.00%, 12/01/11	342	346
Pool# M80981 4.50%, 07/01/12	33,243	34,397
Pool# E00507 7.50%, 09/01/12	321	335
Pool# G10749 6.00%, 10/01/12	7,348	7,974
Pool# M81009 4.50%, 02/01/13	27,149	28,111
Pool# E69050 6.00%, 02/01/13	8,618	9,352
Pool# E72896 7.00%, 10/01/13	3,552	3,747

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G11612 6.00%, 04/01/14	$146	$148
Pool# E00677 6.00%, 06/01/14	20,701	22,285
Pool# E00802 7.50%, 02/01/15	11,959	12,998
Pool# G11001 6.50%, 03/01/15	7,247	7,918
Pool# G11003 7.50%, 04/01/15	648	702
Pool# G11164 7.00%, 05/01/15	2,064	2,210
Pool# E81396 7.00%, 10/01/15	341	370
Pool# E81394 7.50%, 10/01/15	4,574	4,996
Pool# E84097 6.50%, 12/01/15	1,932	2,111
Pool# E00938 7.00%, 01/01/16	5,628	6,095
Pool# E82132 7.00%, 01/01/16	1,214	1,315
Pool# E82815 6.00%, 03/01/16	2,543	2,759
Pool# E83231 6.00%, 04/01/16	1,275	1,386
Pool# E83233 6.00%, 04/01/16	3,055	3,321
Pool# G11972 6.00%, 04/01/16	67,101	72,817
Pool# E00975 6.00%, 05/01/16	17,296	18,722
Pool# E83355 6.00%, 05/01/16	4,254	4,624
Pool# E83636 6.00%, 05/01/16	7,175	7,799
Pool# E83933 6.50%, 05/01/16	368	402
Pool# E00985 6.00%, 06/01/16	9,506	10,293
Pool# E00987 6.50%, 06/01/16	8,773	9,556
Pool# E84236 6.50%, 06/01/16	2,458	2,685
Pool# E00996 6.50%, 07/01/16	1,099	1,186
Pool# E84912 6.50%, 08/01/16	6,122	6,689
Pool# E85117 6.50%, 08/01/16	2,954	3,227
Pool# E85387 6.00%, 09/01/16	9,218	10,021

2011 Semiannual Report	25

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E85800 6.50%, 10/01/16	$2,739	$2,992
Pool# E86183 6.00%, 11/01/16	1,364	1,483
Pool# E01083 7.00%, 11/01/16	2,385	2,606
Pool# G11207 7.00%, 11/01/16	5,764	6,248
Pool# E86746 5.50%, 12/01/16	19,004	20,593
Pool# E86533 6.00%, 12/01/16	4,158	4,520
Pool# E01095 6.00%, 01/01/17	4,191	4,544
Pool# E87584 6.00%, 01/01/17	3,288	3,574
Pool# E86995 6.50%, 01/01/17	9,892	10,807
Pool# E87291 6.50%, 01/01/17	13,893	15,178
Pool# E87446 6.50%, 01/01/17	2,405	2,638
Pool# E88076 6.00%, 02/01/17	4,904	5,340
Pool# E01127 6.50%, 02/01/17	6,540	7,086
Pool# E88055 6.50%, 02/01/17	22,743	24,940
Pool# E88106 6.50%, 02/01/17	16,190	17,754
Pool# E01137 6.00%, 03/01/17	6,307	6,843
Pool# E88134 6.00%, 03/01/17	1,719	1,872
Pool# E88474 6.00%, 03/01/17	5,686	6,192
Pool# E88768 6.00%, 03/01/17	10,505	11,420
Pool# E01138 6.50%, 03/01/17	4,125	4,472
Pool# E01139 6.00%, 04/01/17	29,657	32,192
Pool# E88729 6.00%, 04/01/17	5,232	5,697
Pool# E89149 6.00%, 04/01/17	6,699	7,295
Pool# E89151 6.00%, 04/01/17	5,421	5,903
Pool# E89217 6.00%, 04/01/17	5,533	6,025
Pool# E89222 6.00%, 04/01/17	24,055	26,194

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E89347 6.00%, 04/01/17	$1,822	$1,984
Pool# E89496 6.00%, 04/01/17	4,012	4,369
Pool# E89203 6.50%, 04/01/17	3,273	3,589
Pool# E01140 6.00%, 05/01/17	25,643	27,848
Pool# E89530 6.00%, 05/01/17	18,124	19,735
Pool# E89746 6.00%, 05/01/17	41,879	45,603
Pool# E89788 6.00%, 05/01/17	4,273	4,653
Pool# E89909 6.00%, 05/01/17	5,019	5,466
Pool# G11409 6.00%, 05/01/17	38,350	41,689
Pool# E01156 6.50%, 05/01/17	10,618	11,520
Pool# E89924 6.50%, 05/01/17	18,610	20,408
Pool# B15071 6.00%, 06/01/17	79,832	87,380
Pool# E01157 6.00%, 06/01/17	18,308	19,899
Pool# E90194 6.00%, 06/01/17	4,523	4,926
Pool# E90227 6.00%, 06/01/17	4,104	4,468
Pool# E90313 6.00%, 06/01/17	2,263	2,464
Pool# E90591 5.50%, 07/01/17	23,941	25,974
Pool# E90594 6.00%, 07/01/17	16,177	17,616
Pool# E90645 6.00%, 07/01/17	19,736	21,491
Pool# E90667 6.00%, 07/01/17	4,916	5,353
Pool# E01186 5.50%, 08/01/17	55,175	59,804
Pool# E01205 6.50%, 08/01/17	8,618	9,356
Pool# G11295 5.50%, 09/01/17	35,743	38,778
Pool# G11458 6.00%, 09/01/17	9,581	10,397
Pool# G11434 6.50%, 01/01/18	10,183	11,125
Pool# E01311 5.50%, 02/01/18	647,623	703,555

26	Semiannual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G11399 5.50%, 04/01/18	$50,865	$55,120
Pool# B10210 5.50%, 10/01/18	125,124	136,139
Pool# B10653 5.50%, 11/01/18	82,245	89,485
Pool# B11548 5.50%, 12/01/18	42,641	46,395
Pool# G11531 5.50%, 02/01/19	27,158	29,549
Pool# B12908 5.50%, 03/01/19	35,115	38,360
Pool# E01604 5.50%, 03/01/19	55,585	60,405
Pool# B13430 5.50%, 04/01/19	54,528	59,328
Pool# B13600 5.50%, 04/01/19	43,109	46,904
Pool# B15396 5.50%, 06/01/19	69,244	75,339
Pool# G18007 6.00%, 07/01/19	26,519	28,877
Pool# G18006 5.50%, 08/01/19	44,733	48,671
Pool# B16087 6.00%, 08/01/19	55,106	60,316
Pool# G18022 5.50%, 11/01/19	107,334	116,783
Pool# B14288 5.50%, 12/01/19	51,028	55,520
Pool# B18437 5.50%, 05/01/20	41,871	45,452
Pool# G18062 6.00%, 06/01/20	44,051	47,969
Pool# J02325 5.50%, 07/01/20	86,743	94,163
Pool# J00935 5.00%, 12/01/20	59,593	64,088
Pool# J00854 5.00%, 01/01/21	227,321	244,421
Pool# J00871 5.00%, 01/01/21	95,304	102,473
Pool# G18096 5.50%, 01/01/21	30,928	33,573
Pool# J00855 5.50%, 01/01/21	87,945	95,467
Pool# J01189 5.00%, 02/01/21	84,718	90,879
Pool# J01279 5.50%, 02/01/21	52,387	56,769
Pool# J01570 5.50%, 04/01/21	41,730	45,221

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# J01633 5.50%, 04/01/21	$156,190	$169,257
Pool# J01757 5.00%, 05/01/21	90,795	97,398
Pool# J01771 5.00%, 05/01/21	33,422	35,929
Pool# J01879 5.00%, 05/01/21	22,574	24,291
Pool# J06015 5.00%, 05/01/21	93,128	100,114
Pool# J05950 5.50%, 05/01/21	252,891	274,048
Pool# G18122 5.00%, 06/01/21	63,519	68,138
Pool# G18123 5.50%, 06/01/21	98,511	106,753
Pool# J01980 6.00%, 06/01/21	46,736	50,936
Pool# J03074 5.00%, 07/01/21	59,116	63,415
Pool# J03028 5.50%, 07/01/21	38,050	41,340
Pool# G12245 6.00%, 07/01/21	42,480	46,284
Pool# G12310 5.50%, 08/01/21	27,474	29,772
Pool# G12348 6.00%, 08/01/21	69,996	76,263
Pool# G12412 5.50%, 11/01/21	39,525	42,832
Pool# J09912 4.00%, 06/01/24	6,902,529	7,166,804
Pool# C00351 8.00%, 07/01/24	1,063	1,256
Pool# D60780 8.00%, 06/01/25	2,580	3,051
Pool# G30267 5.00%, 08/01/25	1,322,798	1,415,686
Pool# D64617 8.00%, 10/01/25	171	171
Pool# J13883 3.50%, 12/01/25	1,942,621	1,970,525
3.50%, 05/15/26	2,000,000	2,025,624
4.50%, 05/15/26	7,800,000	8,221,684
Pool# D82854 7.00%, 10/01/27	2,781	3,199
Pool# C00566 7.50%, 12/01/27	4,077	4,729
Pool# C00678 7.00%, 11/01/28	5,608	6,456
Pool# C18271 7.00%, 11/01/28	2,985	3,436

2011 Semiannual Report	27

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C91244 4.50%, 04/01/29	$914,075	$952,938
Pool# C00836 7.00%, 07/01/29	2,389	2,752
Pool# A16201 7.00%, 08/01/29	13,065	14,927
Pool# C31282 7.00%, 09/01/29	487	562
Pool# C31285 7.00%, 09/01/29	5,741	6,614
Pool# A18212 7.00%, 11/01/29	39,470	45,248
Pool# C32914 8.00%, 11/01/29	2,747	3,254
Pool# C37436 8.00%, 01/01/30	3,827	4,532
Pool# C36306 7.00%, 02/01/30	1,029	1,187
Pool# C36429 7.00%, 02/01/30	1,281	1,477
Pool# C00921 7.50%, 02/01/30	3,586	4,170
Pool# G01108 7.00%, 04/01/30	1,806	2,081
Pool# C37703 7.50%, 04/01/30	2,603	3,026
Pool# C41561 8.00%, 08/01/30	1,831	2,169
Pool# C01051 8.00%, 09/01/30	6,887	7,924
Pool# C43550 7.00%, 10/01/30	4,220	4,866
Pool# C44017 7.50%, 10/01/30	680	790
Pool# C43967 8.00%, 10/01/30	33,336	39,492
Pool# C44978 7.00%, 11/01/30	1,475	1,700
Pool# C44957 8.00%, 11/01/30	3,903	4,624
Pool# C01106 7.00%, 12/01/30	30,675	35,369
Pool# C01103 7.50%, 12/01/30	2,878	3,347
Pool# C01116 7.50%, 01/01/31	2,819	3,277
Pool# C46932 7.50%, 01/01/31	4,114	4,784
Pool# C47287 7.50%, 02/01/31	4,404	5,120
Pool# C48851 7.00%, 03/01/31	6,485	7,482

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G01217 7.00%, 03/01/31	$28,887	$33,308
Pool# C48206 7.50%, 03/01/31	3,824	4,439
Pool# C53324 7.00%, 06/01/31	5,274	6,085
Pool# C01209 8.00%, 06/01/31	1,488	1,763
Pool# C54792 7.00%, 07/01/31	34,013	39,244
Pool# C55071 7.50%, 07/01/31	584	679
Pool# G01309 7.00%, 08/01/31	6,092	7,028
Pool# C01222 7.00%, 09/01/31	4,617	5,327
Pool# G01311 7.00%, 09/01/31	39,456	45,494
Pool# G01315 7.00%, 09/01/31	1,496	1,725
Pool# C58647 7.00%, 10/01/31	2,253	2,599
Pool# C58694 7.00%, 10/01/31	10,868	12,539
Pool# C60012 7.00%, 11/01/31	1,662	1,917
Pool# C61298 8.00%, 11/01/31	4,971	5,889
Pool# C61105 7.00%, 12/01/31	5,298	6,112
Pool# C01305 7.50%, 12/01/31	3,634	4,228
Pool# C62218 7.00%, 01/01/32	2,648	3,055
Pool# C63171 7.00%, 01/01/32	17,980	20,745
Pool# C64121 7.50%, 02/01/32	5,365	6,242
Pool# C01345 7.00%, 04/01/32	21,879	25,257
Pool# C66744 7.00%, 04/01/32	929	1,073
Pool# G01391 7.00%, 04/01/32	65,459	75,476
Pool# C65717 7.50%, 04/01/32	7,488	8,717
Pool# C01370 8.00%, 04/01/32	4,462	5,272
Pool# C66916 7.00%, 05/01/32	21,651	24,994
Pool# C67235 7.00%, 05/01/32	29,388	33,926
Pool# C01381 8.00%, 05/01/32	23,687	28,069

28	Semiannual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C68290 7.00%, 06/01/32	$6,655	$7,683
Pool# C68300 7.00%, 06/01/32	30,289	34,966
Pool# C68307 8.00%, 06/01/32	1,176	1,263
Pool# G01449 7.00%, 07/01/32	45,349	52,288
Pool# C68988 7.50%, 07/01/32	3,007	3,490
Pool# C69908 7.00%, 08/01/32	34,159	39,433
Pool# C70211 7.00%, 08/01/32	11,400	13,160
Pool# C71089 7.50%, 09/01/32	4,337	5,049
Pool# G01536 7.00%, 03/01/33	37,312	43,074
Pool# A16419 6.50%, 11/01/33	19,989	22,576
Pool# A16522 6.50%, 12/01/33	145,917	164,802
Pool# A17177 6.50%, 12/01/33	10,834	12,236
Pool# A17262 6.50%, 12/01/33	16,315	18,427
Pool# C01806 7.00%, 01/01/34	26,289	30,348
Pool# A21356 6.50%, 04/01/34	94,891	107,053
Pool# C01851 6.50%, 04/01/34	75,114	84,742
Pool# A22067 6.50%, 05/01/34	148,526	167,563
Pool# A24301 6.50%, 05/01/34	87,692	98,931
Pool# A24988 6.50%, 07/01/34	51,128	57,682
Pool# G01741 6.50%, 10/01/34	59,858	67,605
Pool# G08023 6.50%, 11/01/34	107,305	121,059
Pool# A33137 6.50%, 01/01/35	24,782	27,959
Pool# A31989 6.50%, 04/01/35	42,830	48,239
Pool# G08064 6.50%, 04/01/35	66,176	74,534
Pool# G01947 7.00%, 05/01/35	53,208	61,424
Pool# G01837 5.00%, 07/01/35	6,545,756	6,935,009

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A37135 5.50%, 09/01/35	$1,567,653	$1,693,023
Pool# A46935 6.50%, 09/01/35	34,084	38,388
Pool# A38255 5.50%, 10/01/35	1,244,131	1,343,628
Pool# A38531 5.50%, 10/01/35	1,660,478	1,793,272
Pool# G08088 6.50%, 10/01/35	383,876	432,359
Pool# A39759 5.50%, 11/01/35	92,082	99,446
Pool# A47682 6.50%, 11/01/35	243,500	274,254
Pool# A40376 5.50%, 12/01/35	79,350	85,696
Pool# A42305 5.50%, 01/01/36	366,987	395,533
Pool# A41548 7.00%, 01/01/36	71,723	82,278
Pool# G08111 5.50%, 02/01/36	1,910,690	2,059,314
Pool# A48303 7.00%, 02/01/36	18,088	20,704
Pool# A43452 5.50%, 03/01/36	35,772	38,555
Pool# A43861 5.50%, 03/01/36	1,201,372	1,294,822
Pool# A43884 5.50%, 03/01/36	1,171,453	1,273,192
Pool# A43885 5.50%, 03/01/36	952,535	1,036,451
Pool# A43886 5.50%, 03/01/36	1,672,856	1,820,231
Pool# A48378 5.50%, 03/01/36	850,798	925,752
Pool# G08116 5.50%, 03/01/36	361,160	389,253
Pool# A43534 6.50%, 03/01/36	93,628	105,336
Pool# A48735 5.50%, 05/01/36	123,863	133,497
Pool# G08136 6.50%, 06/01/36	77,860	87,596
Pool# A49960 7.00%, 06/01/36	11,456	13,113
Pool# A53039 6.50%, 10/01/36	185,016	208,133
Pool# A53219 6.50%, 10/01/36	127,851	143,838
Pool# A57803 6.50%, 02/01/37	248,024	279,039

2011 Semiannual Report	29

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A64982 6.50%, 08/01/37	$284,348	$319,727
Pool# A66192 6.50%, 09/01/37	379,791	427,046
Pool# A72132 6.50%, 01/01/38	258,855	291,006
Pool# A74187 6.50%, 02/01/38	140,052	158,178
Pool# G04251 6.50%, 04/01/38	60,798	68,331
Pool# G04473 5.50%, 06/01/38	8,322,812	8,954,601
Pool# A79540 6.50%, 07/01/38	63,281	71,333
Pool# G04569 6.50%, 08/01/38	61,020	68,612
Pool# A81341 6.00%, 09/01/38	7,364,147	8,050,013
Pool# A81998 6.50%, 09/01/38	79,347	89,178
Pool# A82297 6.50%, 10/01/38	208,689	234,545
Pool# A83464 6.50%, 11/01/38	110,604	124,307
Pool# G05232 6.50%, 12/01/38	348,455	391,629
Pool# A84168 6.50%, 01/01/39	44,670	50,204
Pool# A84252 6.50%, 01/01/39	124,656	140,088
Pool# A84287 6.50%, 01/01/39	91,669	103,075
Pool# A84584 6.50%, 02/01/39	110,656	124,366
Pool# A85442 5.00%, 03/01/39	5,201,431	5,492,862
Pool# G05459 5.50%, 05/01/39	6,356,265	6,836,787
Pool# A88133 4.50%, 08/01/39	4,604,932	4,740,277
Pool# A87958 6.00%, 08/01/39	3,101,305	3,389,179
Pool# A91165 5.00%, 02/01/40	10,418,498	11,007,120
Pool# A91538 4.50%, 03/01/40	3,030,326	3,117,497
Pool# G05894 4.50%, 04/01/40	4,895,794	5,039,687
Pool# A93996 4.50%, 09/01/40	2,823,972	2,905,207
Pool# A96049 4.00%, 01/01/41	3,944,123	3,923,999

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A96050 4.00%, 01/01/41	$4,001,741	$3,981,322
Pool# A97040 4.00%, 02/01/41	995,944	990,863
4.00%, 05/15/41	4,000,000	3,974,376
4.50%, 05/15/41	7,000,000	7,191,408
Ginnie Mae I Pool
Pool# 279461 9.00%, 11/15/19	1,497	1,753
Pool# 376510 7.00%, 05/15/24	3,466	3,996
Pool# 457801 7.00%, 08/15/28	4,676	5,401
Pool# 486936 6.50%, 02/15/29	3,840	4,353
Pool# 502969 6.00%, 03/15/29	13,886	15,503
Pool# 487053 7.00%, 03/15/29	5,601	6,476
Pool# 781014 6.00%, 04/15/29	10,902	12,171
Pool# 509099 7.00%, 06/15/29	3,194	3,692
Pool# 470643 7.00%, 07/15/29	12,638	14,612
Pool# 434505 7.50%, 08/15/29	486	566
Pool# 416538 7.00%, 10/15/29	711	822
Pool# 524269 8.00%, 11/15/29	6,835	7,337
Pool# 781124 7.00%, 12/15/29	22,866	26,426
Pool# 525561 8.00%, 01/15/30	1,707	1,879
Pool# 507396 7.50%, 09/15/30	68,692	80,173
Pool# 531352 7.50%, 09/15/30	6,655	7,768
Pool# 536334 7.50%, 10/15/30	808	943
Pool# 540659 7.00%, 01/15/31	782	906
Pool# 486019 7.50%, 01/15/31	1,716	2,007
Pool# 535388 7.50%, 01/15/31	2,761	3,230
Pool# 537406 7.50%, 02/15/31	859	1,004
Pool# 528589 6.50%, 03/15/31	60,911	69,040
Pool# 508473 7.50%, 04/15/31	10,135	11,854

30	Semiannual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 544470 8.00%, 04/15/31	$2,931	$3,157
Pool# 781287 7.00%, 05/15/31	12,344	14,281
Pool# 549742 7.00%, 07/15/31	4,706	5,460
Pool# 781319 7.00%, 07/15/31	3,811	4,417
Pool# 485879 7.00%, 08/15/31	13,074	15,169
Pool# 572554 6.50%, 09/15/31	110,084	124,775
Pool# 555125 7.00%, 09/15/31	713	827
Pool# 781328 7.00%, 09/15/31	11,697	13,532
Pool# 550991 6.50%, 10/15/31	3,074	3,484
Pool# 571267 7.00%, 10/15/31	1,320	1,532
Pool# 574837 7.50%, 11/15/31	2,221	2,599
Pool# 555171 6.50%, 12/15/31	1,206	1,366
Pool# 781380 7.50%, 12/15/31	3,493	4,078
Pool# 781481 7.50%, 01/15/32	18,367	21,433
Pool# 580972 6.50%, 02/15/32	2,922	3,311
Pool# 781401 7.50%, 02/15/32	9,852	11,805
Pool# 781916 6.50%, 03/15/32	219,582	247,590
Pool# 552474 7.00%, 03/15/32	8,953	10,372
Pool# 781478 7.50%, 03/15/32	6,319	7,375
Pool# 781429 8.00%, 03/15/32	9,863	11,647
Pool# 781431 7.00%, 04/15/32	41,869	48,575
Pool# 568715 7.00%, 05/15/32	37,544	43,495
Pool# 552616 7.00%, 06/15/32	48,641	56,349
Pool# 570022 7.00%, 07/15/32	59,349	68,756
Pool# 583645 8.00%, 07/15/32	5,168	6,074
Pool# 595077 6.00%, 10/15/32	27,814	31,054

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 596657 7.00%, 10/15/32	$4,475	$5,184
Pool# 552903 6.50%, 11/15/32	224,759	254,753
Pool# 552952 6.00%, 12/15/32	27,437	30,634
Pool# 588192 6.00%, 02/15/33	14,258	15,919
Pool# 602102 6.00%, 02/15/33	21,834	24,378
Pool# 553144 5.50%, 04/15/33	122,149	133,824
Pool# 604243 6.00%, 04/15/33	60,101	67,104
Pool# 611526 6.00%, 05/15/33	22,029	24,596
Pool# 553320 6.00%, 06/15/33	65,776	73,440
Pool# 572733 6.00%, 07/15/33	7,982	8,912
Pool# 573916 6.00%, 11/15/33	58,364	65,165
Pool# 604788 6.50%, 11/15/33	153,190	173,489
Pool# 604875 6.00%, 12/15/33	126,366	141,090
Pool# 781688 6.00%, 12/15/33	126,971	141,765
Pool# 781690 6.00%, 12/15/33	53,830	60,102
Pool# 781699 7.00%, 12/15/33	20,735	24,048
Pool# 621856 6.00%, 01/15/34	40,239	44,877
Pool# 564799 6.00%, 03/15/34	309,740	345,830
Pool# 630038 6.50%, 08/15/34	92,888	105,371
Pool# 781804 6.00%, 09/15/34	167,803	187,145
Pool# 781847 6.00%, 12/15/34	154,588	172,407
Pool# 486921 5.50%, 02/15/35	63,990	69,966
Pool# 781902 6.00%, 02/15/35	127,869	142,217
Pool# 649454 5.50%, 09/15/35	715,900	782,760
Pool# 649510 5.50%, 10/15/35	1,025,659	1,121,449
Pool# 649513 5.50%, 10/15/35	1,482,835	1,621,321

2011 Semiannual Report	31

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 652207 5.50%, 03/15/36	$1,099,720	$1,200,020
Pool# 652539 5.00%, 05/15/36	86,986	93,374
Pool# 655519 5.00%, 05/15/36	123,111	132,151
Pool# 606308 5.50%, 05/15/36	169,925	185,423
Pool# 606314 5.50%, 05/15/36	82,039	89,521
Pool# 655457 6.00%, 05/15/36	55,406	61,342
Pool# 656666 6.00%, 06/15/36	301,587	333,900
Pool# 657912 6.50%, 08/15/36	43,877	49,650
Pool# 697957 4.50%, 03/15/39	13,137,657	13,795,713
Pool# 704630 5.50%, 07/15/39	257,851	281,046
Pool# 722292 5.00%, 09/15/39	4,179,895	4,484,197
Pool# 733312 4.00%, 09/15/40	238,671	242,339
Pool# 755655 4.00%, 12/15/40	157,007	159,420
Pool# 755656 4.00%, 12/15/40	186,697	189,595
Pool# 756631 4.00%, 12/15/40	60,464	61,403
Pool# 757038 4.00%, 12/15/40	494,531	502,209
Pool# 757039 4.00%, 12/15/40	762,033	773,744
Pool# 757043 4.00%, 12/15/40	127,981	129,968
Pool# 757044 4.00%, 12/15/40	207,155	210,339
Pool# 690662 4.00%, 01/15/41	153,363	155,719
Pool# 719486 4.00%, 01/15/41	110,275	111,970
Pool# 742244 4.00%, 01/15/41	606,626	615,949
Pool# 753826 4.00%, 01/15/41	185,105	187,921
Pool# 755958 4.00%, 01/15/41	663,287	673,481
Pool# 755959 4.00%, 01/15/41	494,097	501,768
Pool# 759075 4.00%, 01/15/41	474,886	482,258

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 757555 4.00%, 02/15/41	$78,660	$79,881
Pool# 757557 4.00%, 02/15/41	122,084	123,960
Pool# 759207 4.00%, 02/15/41	892,549	906,405
Ginnie Mae I Pool TBA 4.50%, 05/15/41	2,000,000	2,091,250
5.00%, 05/15/41	6,000,000	6,426,564
Ginnie Mae II Pool Pool# G23851 5.50%, 05/20/36	3,720,614	4,056,466
Pool# G24715 5.00%, 06/20/40	1,861,992	1,996,862
Pool# G24747 5.00%, 07/20/40	3,174,546	3,404,489
Pool# G24771 4.50%, 08/20/40	2,907,581	3,040,596
Pool# G24802 5.00%, 09/20/40	5,633,532	6,041,586
Pool# G24834 4.50%, 10/20/40	6,791,547	7,102,244
Pool# 737727 4.00%, 12/20/40	2,358,819	2,392,411
Pool# 737730 4.00%, 12/20/40	621,783	630,638

Total U.S. Government Mortgage Backed Agencies (cost $389,838,317)		399,289,841

Sovereign Bonds 2.7%
BRAZIL 0.4%
Brazilian Government International Bond
10.50%, 07/14/14	2,250,000	2,857,500
7.13%, 01/20/37	1,345,000	1,614,000

		4,471,500

CANADA 0.6%
Canada Government International Bond, 2.38%, 09/10/14	2,145,000	2,220,691
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	119,032
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	693,803
Province of Ontario Canada
4.38%, 02/15/13	297,000	316,152
4.10%, 06/16/14	1,845,000	1,997,847
4.50%, 02/03/15	463,000	510,304
4.75%, 01/19/16	205,000	228,107

32	Semiannual Report 2011

Sovereign Bonds (continued)

	Principal Amount	Market Value

CANADA (continued)
Province of Quebec Canada
4.60%, 05/26/15	$246,000	$272,499
7.50%, 09/15/29	402,000	544,913

		6,903,348

CHILE 0.0%†
Chile Government International Bond, 5.50%, 01/15/13	123,000	131,364

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	205,000	222,126

HUNGARY 0.1%
Hungary Government International Bond 6.25%, 01/29/20	350,000	362,250
6.38%, 03/29/21	220,000	228,250

		590,500

ITALY 0.2%
Italian Republic 4.38%, 06/15/13	390,000	412,794
2.13%, 09/16/13	400,000	403,989
4.50%, 01/21/15	652,000	696,638
4.75%, 01/25/16	287,000	307,196
6.88%, 09/27/23	174,000	200,109
5.38%, 06/15/33	584,000	593,525

		2,614,251

MEXICO 0.2%
Mexico Government International Bond 6.38%, 01/16/13	1,120,000	1,209,600
6.75%, 09/27/34	1,223,000	1,394,220

		2,603,820

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	1,370,000	1,589,200

POLAND 0.0%†
Poland Government International Bond 5.00%, 10/19/15	156,000	165,911
5.13%, 04/21/21	125,000	125,187

		291,098

SOUTH AFRICA 0.0%†
South Africa Government International Bond 6.50%, 06/02/14	144,000	160,560
6.25%, 03/08/41	100,000	103,500

		264,060

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	$942,000	$987,351

SUPRANATIONAL 1.0%
African Development Bank, 2.50%, 03/15/16	250,000	254,400
Asian Development Bank, 2.63%, 02/09/15 (e)	2,765,000	2,871,690
European Bank for Reconstruction & Development, 2.50%, 03/15/16 (e)	350,000	351,947
European Investment Bank 4.25%, 07/15/13	2,500,000	2,684,445
3.00%, 04/08/14	905,000	951,856
4.63%, 05/15/14	630,000	692,740
3.13%, 06/04/14	200,000	211,089
4.63%, 10/20/15	1,675,000	1,862,885
2.50%, 05/16/16	200,000	203,370
5.13%, 09/13/16	250,000	284,932
4.00%, 02/16/21	350,000	361,531
Inter-American Development Bank 3.00%, 04/22/14	250,000	263,164
5.13%, 09/13/16	65,000	74,198
6.80%, 10/15/25	287,000	356,601
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	908,884

		12,333,732

Total Sovereign Bonds (cost $31,369,740)		33,002,350

U.S. Government Sponsored & Agency Obligations 6.9%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	423,975
Federal Home Loan Banks 0.88%, 08/22/12	6,000,000	6,034,398
4.00%, 09/06/13	3,055,000	3,271,123
3.63%, 10/18/13	3,500,000	3,724,308
4.88%, 05/17/17 (e)	605,000	682,328
Federal Home Loan Mortgage Corp. 5.13%, 07/15/12	4,234,000	4,479,250
4.13%, 12/21/12 (e)	2,740,000	2,897,906
0.63%, 12/28/12 (e)	3,530,000	3,533,950
4.88%, 11/15/13 (e)	5,292,000	5,813,834
3.75%, 03/27/19	1,475,000	1,541,509
6.75%, 09/15/29 (e)	388,000	497,232
6.25%, 07/15/32	865,000	1,059,296
Federal National Mortgage Association 1.75%, 08/10/12 (e)	4,490,000	4,565,553
0.50%, 10/30/12	1,500,000	1,499,956
1.50%, 06/26/13	5,840,000	5,934,117

2011 Semiannual Report	33

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association (continued)
1.25%, 08/20/13 (e)	$6,500,000	$6,559,040
1.45%, 01/24/14	7,100,000	7,145,646
2.50%, 05/15/14 (e)	2,280,000	2,365,995
3.00%, 09/16/14 (e)	3,775,000	3,985,181
4.63%, 10/15/14	1,236,000	1,370,636
4.38%, 10/15/15	1,182,000	1,304,337
3.00%, 09/01/16	2,700,000	2,738,089
5.38%, 06/12/17	4,005,000	4,623,576
6.25%, 05/15/29	750,000	912,302
7.13%, 01/15/30	1,500,000	2,000,070
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	16,877
Tennessee Valley Authority 6.25%, 12/15/17	35,000	42,091
4.50%, 04/01/18	3,365,000	3,692,054
4.88%, 01/15/48	300,000	297,847

Total U.S. Government Sponsored & Agency Obligations (cost $80,573,008)		83,012,476

U.S. Treasury Bonds 4.7%
U.S. Treasury Bonds 3.50%, 02/15/39	515,000	439,198
3.88%, 08/15/40 (e)	1,600,000	1,456,499
4.25%, 05/15/39	3,095,000	3,017,142
4.25%, 11/15/40	4,500,000	4,374,846
4.38%, 11/15/39	8,080,000	8,034,550
4.38%, 05/15/40	1,300,000	1,291,875
4.50%, 02/15/36 (e)	2,610,000	2,674,843
4.50%, 05/15/38 (e)	2,370,000	2,415,177
4.50%, 08/15/39	1,285,000	1,305,078
4.63%, 02/15/40	5,340,000	5,534,408
4.75%, 02/15/41	3,650,000	3,856,451
5.00%, 05/15/37	215,000	237,004
6.25%, 08/15/23	3,869,000	4,858,617
6.38%, 08/15/27 (e)	6,870,000	8,822,585
6.88%, 08/15/25	633,000	843,670
8.00%, 11/15/21	2,655,000	3,741,476
8.13%, 08/15/19 (e)	1,500,000	2,079,141
8.50%, 02/15/20 (e)	1,700,000	2,421,438

Total U.S. Treasury Bonds (cost $56,574,571)		57,403,998

U.S. Treasury Notes 27.2%
U.S. Treasury Notes 0.38%, 09/30/12	3,000,000	3,000,117
0.38%, 10/31/12	12,000,000	11,995,308
0.50%, 10/15/13 (e)	6,000,000	5,956,872
0.63%, 06/30/12 (e)	3,000,000	3,011,370
1.13%, 12/15/12 (e)	18,000,000	18,194,760

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.25%, 02/15/14 (e)	$16,000,000	$16,137,504
1.38%, 09/15/12 (e)	19,585,000	19,858,113
1.38%, 02/15/13 (e)	21,420,000	21,741,300
1.38%, 11/30/15 (e)	7,000,000	6,869,842
1.50%, 12/31/13	7,000,000	7,114,842
1.75%, 08/15/12 (e)	9,756,000	9,935,110
1.75%, 03/31/14 (e)	3,345,000	3,417,911
1.75%, 07/31/15	2,250,000	2,260,733
1.88%, 06/15/12 (e)	—	0
1.88%, 02/28/14 (e)	4,000,000	4,103,436
1.88%, 04/30/14 (e)	7,475,000	7,661,875
1.88%, 06/30/15 (e)	5,900,000	5,966,375
1.88%, 09/30/17	1,800,000	1,730,812
1.88%, 10/31/17	1,800,000	1,727,860
2.00%, 01/31/16	19,800,000	19,917,572
2.13%, 11/30/14	3,520,000	3,619,824
2.13%, 02/29/16 (e)	10,000,000	10,104,690
2.25%, 05/31/14 (e)	8,490,000	8,793,781
2.38%, 08/31/14 (e)	5,570,000	5,784,534
2.38%, 09/30/14	9,535,000	9,901,506
2.38%, 02/28/15 (e)	1,990,000	2,059,968
2.50%, 06/30/17	3,450,000	3,465,094
2.63%, 04/30/16	3,055,000	3,150,707
2.63%, 08/15/20	8,100,000	7,701,958
2.75%, 05/31/17 (e)	4,335,000	4,422,376
2.75%, 02/28/18	2,000,000	2,015,156
2.75%, 02/15/19	5,305,000	5,256,926
2.88%, 03/31/18	3,500,000	3,549,217
3.00%, 09/30/16	1,325,000	1,383,797
3.00%, 02/28/17	1,845,000	1,915,197
3.25%, 12/31/16 (e)	9,325,000	9,828,401
3.38%, 11/15/19	9,370,000	9,600,586
3.50%, 05/15/20	9,600,000	9,852,768
3.63%, 12/31/12 (e)	2,960,000	3,116,557
3.63%, 08/15/19 (e)	13,995,000	14,663,037
3.63%, 02/15/20	5,410,000	5,625,134
3.88%, 10/31/12	3,365,000	3,540,084
4.00%, 02/15/15	1,400,000	1,534,641
4.13%, 05/15/15 (e)	1,533,000	1,689,294
4.25%, 09/30/12 (e)	2,585,000	2,726,973
4.25%, 11/15/17 (e)	12,415,000	13,718,575
4.50%, 05/15/17	3,595,000	4,029,208
4.63%, 02/15/17 (e)	3,060,000	3,451,105
4.88%, 08/15/16 (e)	1,833,000	2,092,340

Total U.S. Treasury Notes (cost $321,862,711)		329,195,146

Yankee Dollars 0.7%
Chemicals 0.1%
Agrium, Inc., 6.13%, 01/15/41	100,000	105,315

34	Semiannual Report 2011

Yankee Dollars (continued)

	Principal Amount	Market Value

Chemicals (continued)
Potash Corp of Saskatchewan, Inc. 4.88%, 03/01/13	$115,000	$122,404
5.88%, 12/01/36	375,000	394,219

		621,938

Commercial Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	106,308

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	872,450

Electric Utilities 0.0%†
Hydro Quebec 8.40%, 01/15/22	153,000	207,949
8.88%, 03/01/26	109,000	152,882

		360,831

Energy Equipment & Services 0.0%†
Encana Corp. 4.75%, 10/15/13	236,000	254,580
6.50%, 08/15/34	250,000	271,532
Weatherford International Ltd., 5.50%, 02/15/16	51,000	55,428

		581,540

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	63,688
Rio Tinto Alcan, Inc., 4.50%, 05/15/13	158,000	168,171
Teck Resources Ltd. 3.85%, 08/15/17	100,000	101,644
4.50%, 01/15/21 (e)	200,000	202,705
Vale Inco Ltd., 7.75%, 05/15/12	123,000	131,300
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	127,883

		795,391

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	213,954
Enbridge, Inc., 5.60%, 04/01/17	750,000	844,674
Nexen, Inc. 5.88%, 03/10/35	92,000	89,871
6.40%, 05/15/37	250,000	256,772
Petro-Canada, 5.95%, 05/15/35	189,000	194,660
Statoil ASA, 6.80%, 01/15/28	425,000	501,862
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	689,912

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc.
7.25%, 10/15/27	$92,000	$109,956
5.75%, 05/15/35	250,000	250,675
TransCanada PipeLines Ltd., 5.85%, 03/15/36	500,000	517,380

		3,669,716

Pharmaceuticals 0.0%†
Teva Pharmaceutical Finance III BV, 1.70%, 03/21/14	300,000	300,292

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	547,515
6.90%, 07/15/28	168,000	201,711
6.20%, 06/01/36	164,000	184,610

		933,836

Total Yankee Dollars (cost $7,598,922)		8,242,302

Mutual Fund 3.7%

	Shares	Market Value

Money Market Fund 3.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (g)	45,075,066	45,075,066

Total Mutual Fund (cost $45,075,066)		45,075,066

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $3,995,053, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $4,074,937. (h)	$3,995,036	3,995,036

Total Repurchase Agreement (cost $3,995,036)		3,995,036

Total Investments (cost $1,201,358,718) (i) — 102.6%		1,243,169,916

Liabilities in excess of other assets — (2.6)%		(30,937,625)

NET ASSETS — 100.0%		$1,212,232,291

2011 Semiannual Report	35

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $3,383,174 which represents 0.28% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2011.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2011. The maturity date reflects the next call date.

(e)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $241,862,728 which was collateralized by a repurchase agreement with a value of $3,995,036 and $242,432,511 of collateral in the form of U.S. government agency securities, interest rates ranging from 0% to 9.50% and maturity dates ranging from 05/06/11 to 04/20/41, a total value of $246,427,547.

(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of April 30, 2011.

(h)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $3,995,036.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AEC	Aruba Exempt Corporation

AG	Stock Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association
OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

36	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,857)	$70,875
Investments in non-affiliates, at value (cost $1,197,319,825)*	1,239,104,005
Repurchase agreement, at value and cost	3,995,036

Total Investments	1,243,169,916

Cash	262,014
Interest and dividends receivable	8,763,155
Security lending income receivable	9,670
Receivable for investments sold	18,310,211
Receivable for capital shares issued	172,692
Reclaims receivable	6,954
Prepaid expenses	34,966

Total Assets	1,270,729,578

Liabilities:
Payable for investments purchased	52,912,340
Distributions payable	25,079
Payable for capital shares redeemed	1,118,196
Payable upon return of securities loaned (Note 2)	3,995,036
Accrued expenses and other payables:
Investment advisory fees	192,920
Fund administration fees	32,270
Distribution fees	35,220
Administrative servicing fees	13,277
Accounting and transfer agent fees	26,169
Trustee fees	5,141
Custodian fees	15,903
Compliance program costs (Note 3)	5,169
Professional fees	35,259
Printing fees	16,869
Recoupment fees	54,564
Other	13,875

Total Liabilities	58,497,287

Net Assets	$1,212,232,291

Represented by:
Capital	$1,169,726,616
Accumulated distributions in excess of net investment income	(2,349,589)
Accumulated net realized gains from investment transactions	3,044,066
Net unrealized appreciation/(depreciation) from investments in affiliates	27,018
Net unrealized appreciation/(depreciation) from investments in non-affiliates	41,784,180

Net Assets	$1,212,232,291

*	Includes value of securities on loan of $241,862,728 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	37

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
Net Assets:
Class A Shares	$170,628,247
Class B Shares	270,728
Class C Shares	143,048
Institutional Class Shares	1,041,190,268

Total	$1,212,232,291

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,982,822
Class B Shares	23,771
Class C Shares	12,553
Institutional Class Shares	91,564,483

Total	106,583,629

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.39
Class B Shares (a)	$11.39
Class C Shares (b)	$11.40
Institutional Class Shares	$11.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.08

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

38	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,150,906
Interest income from affiliates	2,528
Income from securities lending (Note 2)	65,120
Dividend income	33,150
Other income	6,343
Foreign tax withholding	(803)

Total Income	20,257,244

EXPENSES:
Investment advisory fees	1,290,270
Fund administration fees	189,142
Distribution fees Class A	203,116
Distribution fees Class B	1,660
Distribution fees Class C	895
Administrative servicing fees Class A	110,983
Registration and filing fees	23,162
Professional fees	27,172
Printing fees	8,508
Trustee fees	18,134
Custodian fees	23,524
Accounting and transfer agent fees	64,244
Compliance program costs (Note 3)	1,297
Recoupment fees (Note 3)	111,630
Other	22,597

Total expenses before earnings credit and fees waived	2,096,334

Earnings credit (Note 6)	(856)
Investment advisory fees waived (Note 3)	(144,987)

Net Expenses	1,950,491

NET INVESTMENT INCOME	18,306,753

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,379,103
Net change in unrealized appreciation/(depreciation) from investments in affiliates	27,018
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(24,055,494)

Net change in unrealized appreciation/(depreciation) from investments	(24,028,476)

Net realized/unrealized losses from affiliated and non-affiliated investments	(19,649,373)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,342,620)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	39

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$18,306,753	$36,547,121
Net realized gains from investment transactions	4,379,103	10,403,544
Net change in unrealized appreciation/(depreciation) from investments	(24,028,476)	38,022,117

Change in net assets resulting from operations	(1,342,620)	84,972,782

Distributions to Shareholders From:
Net investment income:
Class A	(2,458,617)	(5,447,674)
Class B	(3,996)	(13,625)
Class C	(2,163)	(6,539)
Institutional Class	(17,257,508)	(38,712,275)

Change in net assets from shareholder distributions	(19,722,284)	(44,180,113)

Change in net assets from capital transactions	43,274,686	89,191,418

Change in net assets	22,209,782	129,984,087

Net Assets:
Beginning of period	1,190,022,509	1,060,038,422

End of period	$1,212,232,291	$1,190,022,509

Accumulated distributions in excess of net investment income at end of period	$(2,349,589)	$(934,058)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,448,673	$53,816,425
Dividends reinvested	2,309,604	5,074,647
Cost of shares redeemed	(15,174,152)	(39,163,769)

Total Class A	12,584,125	19,727,303

Class B Shares
Proceeds from shares issued	1,948	19,409
Dividends reinvested	1,376	5,041
Cost of shares redeemed	(113,598)	(156,629)

Total Class B	(110,274)	(132,179)

Class C Shares
Proceeds from shares issued	4,011	72,683
Dividends reinvested	344	459
Cost of shares redeemed	(114,478)	(16,700)

Total Class C	(110,123)	56,442

Institutional Class Shares
Proceeds from shares issued	55,281,399	123,385,073
Dividends reinvested	17,257,508	38,712,275
Cost of shares redeemed	(41,627,949)	(92,557,496)

Total Institutional Class	30,910,958	69,539,852

Change in net assets from capital transactions	$43,274,686	$89,191,418

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2011

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	2,239,444	4,767,847
Reinvested	203,431	448,314
Redeemed	(1,339,395)	(3,429,641)

Total Class A Shares	1,103,480	1,786,520

Class B Shares
Issued	172	1,714
Reinvested	121	446
Redeemed	(10,037)	(13,715)

Total Class B Shares	(9,744)	(11,555)

Class C Shares
Issued	353	6,408
Reinvested	31	40
Redeemed	(10,141)	(1,492)

Total Class C Shares	(9,757)	4,956

Institutional Class Shares
Issued	4,892,330	10,988,647
Reinvested	1,522,395	3,425,749
Redeemed	(3,679,002)	(8,135,385)

Total Institutional Class Shares	2,735,723	6,279,011

Total change in shares	3,819,702	8,058,932

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	41

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.59	0.16	(0.19)	(0.03)	(0.17)	(0.17)	–	$11.39	(0.24%	)	$170,628,247	0.66%	2.78%	0.69%	50.62%
Year Ended October 31, 2010 (f)	$11.20	0.32	0.47	0.79	(0.40)	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	(0.48)	–	$10.33	(0.23%	)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	(0.49)	–	$10.82	4.77%		$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	(0.44)	–	$10.81	4.59%		$44,444,115	0.71%	4.15%	0.75%	113.91%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.60	0.12	(0.19)	(0.07)	(0.14)	(0.14)	–	$11.39	(0.63%	)	$270,728	1.28%	2.17%	1.31%	50.62%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%		$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	(0.35)	0.01	$11.20	12.06%		$504,801	1.34%	3.27%	1.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	(0.41)	–	$10.32	(0.94%	)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	(0.43)	–	$10.82	4.15%		$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	(0.38)	–	$10.81	3.96%		$181,099	1.32%	3.56%	1.36%	113.91%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.60	0.12	(0.18)	(0.06)	(0.14)	(0.14)	–	$11.40	(0.63%	)	$143,048	1.28%	2.18%	1.31%	50.62%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	(0.41)	–	$10.33	(0.87%	)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	(0.42)	–	$10.82	4.11%		$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (h)	$10.68	0.23	0.13	0.36	(0.23)	(0.23)	–	$10.81	3.43%		$5,172	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$11.58	0.18	(0.20)	(0.02)	(0.19)	(0.19)	–	$11.37	(0.14%	)	$1,041,190,268	0.28%	3.18%	0.30%	50.62%
Year Ended October 31, 2010 (f)	$11.19	0.37	0.47	0.84	(0.45)	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	(0.52)	–	$10.31	0.03%		$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	(0.54)	–	$10.81	5.19%		$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	(0.48)	–	$10.80	4.91%		$2,036,325,317	0.32%	4.57%	0.36%	113.91%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.
(h)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2011

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2011, the Nationwide International Index Fund (Class A at NAV) returned 12.57% versus 12.71% for its benchmark, the MSCI EAFE® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 397 funds as of April 30, 2011) was 12.45% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector was the strongest performer in the Index with a return of 21.95%, followed by the materials sector with a return of 19.28% and the industrials sector with a return of 17.30%. The three stocks that provided the most positive contributions to Fund performance during the reporting period were Nestlé S.A., a Swiss company engaged in the nutrition, health and wellness sectors; BHP Billiton Ltd., a diversified natural resources company; and Siemens AG, an electronics and electrical engineering company.

What areas of investment detracted from Fund performance?

While all of the sectors within the Index posted positive performance, the weakest-performing sectors were utilities with a 2.32% return; telecommunication services with an 8.55% return and financials with a 9.99% return. Three Fund holdings that most detracted from relative Fund performance were: Carrefour SA, a French-based retail distributor; Lloyds Banking Group plc, a financial services group providing a range of banking and financial services, primarily in the United Kingdom; and The Tokyo Electric Power Co., a Japan-based electric power supplier.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows. These derivatives are not used in any speculative or arbitrage capacity. These derivatives had no impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

2011 Semiannual Report	43

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/oSC[1]	12.57%	19.63%	1.06%	4.50%
	w/SC2	6.15%	12.81%	(0.12)%	3.88%
Class B	w/oSC[1]	12.14%	18.83%	0.43%	3.82%
	w/SC3	7.14%	13.83%	0.12%	3.82%
Class C4	w/oSC[1]	12.12%	18.93%	0.45%	3.69%
	w/SC5	11.12%	17.93%	0.45%	3.69%
Class R2[6,7,8]		12.48%	19.48%	0.98%	4.45%
Institutional Class[6]		12.74%	20.02%	1.46%	4.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

44	Semiannual Report 2011

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide International Index Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,125.70	3.79	0.72
	Hypothetical	[b]	1,000.00	1,021.22	3.61	0.72
Class B Shares	Actual		1,000.00	1,121.40	6.94	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32
Class C Shares	Actual		1,000.00	1,121.20	6.94	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32
Class R2 Shares	Actual		1,000.00	1,124.80	4.53	0.86
	Hypothetical	[b]	1,000.00	1,020.53	4.31	0.86
Institutional Class Shares	Actual		1,000.00	1,127.40	1.74	0.33
	Hypothetical	[b]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011. multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	45

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide International Index Fund

Asset Allocation
Common Stocks	98.5%
Repurchase Agreements	9.9%
Preferred Stocks	0.6%
Mutual Fund‡	0.0%
Rights‡	0.0%
Liabilities in excess of other assets	(9.0)%

100.0%

Top Industries †
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	6.6%
Pharmaceuticals	6.2%
Metals & Mining	5.8%
Insurance	4.3%
Chemicals	3.4%
Food Products	3.2%
Diversified Telecommunication Services	3.3%
Automobiles	3.2%
Machinery	2.8%
Other Industries*	49.6%

100.0%

Top Holdings †
Royal Dutch Shell PLC, Class A	1.8%
Nestle SA REG	1.6%
HSBC Holdings PLC	1.5%
BHP Billiton Ltd.	1.2%
Vodafone Group PLC	1.1%
BP PLC	1.1%
Total SA	1.0%
Novartis AG REG	0.9%
Siemens AG REG	0.9%
Roche Holding AG	0.9%
Other Holdings*	88.0%

100.0%

Top Countries †
Japan	17.6%
United Kingdom	16.8%
France	9.0%
Germany	8.1%
Australia	8.0%
Switzerland	7.8%
Netherlands	4.3%
Spain	3.3%
Sweden	2.9%
Italy	2.6%
Other Countries*	19.6%

100.0%

‡	Amount rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

46	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide International Index Fund

Common Stocks 98.5%

	Shares	Market Value

AUSTRALIA 8.7%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	94,985	$588,086

Airlines 0.0%†
Qantas Airways Ltd.*	165,561	383,726

Beverages 0.2%
Coca-Cola Amatil Ltd.	81,838	1,072,714
Foster’s Group Ltd.	279,426	1,724,579

		2,797,293

Biotechnology 0.2%
CSL Ltd.	80,515	3,038,276

Capital Markets 0.1%
Macquarie Group Ltd.	50,164	1,939,398

Chemicals 0.2%
Incitec Pivot Ltd.	242,346	1,003,007
Orica Ltd.	53,861	1,573,497

		2,576,504

Commercial Banks 2.5%
Australia & New Zealand Banking Group Ltd.	376,310	10,023,880
Bendigo and Adelaide Bank Ltd.	53,424	548,268
Commonwealth Bank of Australia	227,617	13,436,876
National Australia Bank Ltd.	314,717	9,370,006
Westpac Banking Corp.	439,126	11,988,204

		45,367,234

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	209,871	1,554,361

Construction & Engineering 0.0%†
Leighton Holdings Ltd. (a)	22,348	595,381

Construction Materials 0.0%†
Boral Ltd.	104,384	563,802

Containers & Packaging 0.1%
Amcor Ltd.	179,562	1,380,226

Diversified Financial Services 0.1%
ASX Ltd.	25,624	903,635

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	637,113	2,035,006

Electric Utilities 0.0%†
SP AusNet (a)	221,931	213,294

Energy Equipment & Services 0.1%
WorleyParsons Ltd.	28,781	961,089

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	112,250	500,058
Wesfarmers Ltd.	146,972	5,384,115
Wesfarmers Ltd. PPS	22,780	842,267
Woolworths Ltd.	177,383	5,162,045

		11,888,485

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Food Products 0.0%†
Goodman Fielder Ltd.	208,825	$246,450

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	8,229	727,537

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,920	375,412
Sonic Healthcare Ltd. (a)	53,463	735,368

		1,110,780

Hotels, Restaurants & Leisure 0.1%
Crown Ltd.	68,721	637,439
TABCORP Holdings Ltd.	103,016	863,556
Tatts Group Ltd. (a)	192,310	489,807

		1,990,802

Industrial Conglomerates 0.0%†
CSR Ltd. (a)	74,217	244,670

Information Technology Services 0.0%†
Computershare Ltd.	64,797	689,526

Insurance 0.5%
AMP Ltd.	414,277	2,492,022
Insurance Australia Group Ltd. (a)	298,353	1,169,749
QBE Insurance Group Ltd.	153,850	3,160,730
Suncorp-Group Ltd.	188,376	1,723,736

		8,546,237

Media 0.0%†
Fairfax Media Ltd. (a)	310,922	451,030

Metals & Mining 2.2%
Alumina Ltd.	360,290	902,354
BHP Billiton Ltd.	472,013	23,897,840
BlueScope Steel Ltd.	273,044	520,074
Fortescue Metals Group Ltd.	184,764	1,252,298
MacArthur Coal Ltd. (a)	26,289	335,601
Newcrest Mining Ltd.	112,824	5,138,552
OneSteel Ltd.	194,481	455,919
OZ Minerals Ltd.	487,633	773,988
Rio Tinto Ltd.	63,831	5,778,345
Sims Metal Management Ltd. (a)	24,535	470,881

		39,525,852

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	82,612	243,376

Multi-Utilities 0.1%
AGL Energy Ltd.	65,699	1,048,490

Oil, Gas & Consumable Fuels 0.6%
Caltex Australia Ltd.	20,486	319,264
Origin Energy Ltd. (a)	157,025	2,816,886
Paladin Energy Ltd.*	106,234	383,939
Santos Ltd.	123,701	2,055,721
Woodside Petroleum Ltd.	92,067	4,734,330

		10,310,140

2011 Semiannual Report	47

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust	310,150	$608,916
Dexus Property Group	689,982	667,242
Goodman Group	931,883	726,962
GPT Group (a)	251,920	875,117
Mirvac Group	501,615	699,926
Stockland	356,424	1,479,746
Westfield Group	321,198	3,182,993
Westfield Retail Trust	425,751	1,236,664

		9,477,566

Real Estate Management & Development 0.0%†
Lend Lease Group	76,478	731,343

Road & Rail 0.1%
Asciano Ltd.	440,219	799,199
QR National Ltd.*	248,035	934,646

		1,733,845

Textiles, Apparel & Luxury Goods 0.0%†
Billabong International Ltd.	29,397	218,610

Transportation Infrastructure 0.1%
MAp Group	55,663	180,418
Transurban Group	191,641	1,115,277

		1,295,695

		155,377,745

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	27,891	1,408,138
Raiffeisen International Bank Holding AG (a)	7,179	395,643

		1,803,781

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	48,553	750,548

Electric Utilities 0.0%†
Verbund AG, (a)	9,575	432,837

Insurance 0.0%†
Vienna Insurance Group	5,811	346,623

Metals & Mining 0.1%
Voestalpine AG	16,507	812,101

Oil, Gas & Consumable Fuels 0.1%
OMV AG	22,227	1,013,340

Real Estate Investment Trusts (REITs) 0.0%
Immoeast AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	149,543	710,735

		5,869,965

Common Stocks (continued)

	Shares	Market Value

BELGIUM 1.0%
Beverages 0.4%
Anheuser-Busch InBev NV (a)	106,194	$6,777,083
Anheuser-Busch InBev NV VVPR*	47,992	213

		6,777,296

Chemicals 0.1%
Solvay SA	8,926	1,286,943
Umicore SA (a)	17,038	976,590

		2,263,533

Commercial Banks 0.1%
Dexia SA*	81,859	326,034
KBC Groep NV* (a)	24,251	987,185

		1,313,219

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA (a)	11,804	1,169,726

Diversified Telecommunication Services 0.1%
Belgacom SA (a)	22,892	900,117

Electrical Equipment 0.0%†
Bekaert SA	5,655	707,454

Food & Staples Retailing 0.1%
Colruyt SA	11,310	652,441
Delhaize Group SA	15,103	1,306,732

		1,959,173

Insurance 0.1%
Ageas (a)	321,111	973,415

Pharmaceuticals 0.0%†
UCB SA (a)	15,174	733,103

Wireless Telecommunication Services 0.0%†
Mobistar SA	3,895	289,019

		17,086,055

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	41,175	1,460,804

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd. * (a)	315,604	186,562

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	281,166	416,456

		603,018

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co. Ltd.	123,176	449,170

DENMARK 1.1%
Beverages 0.1%
Carlsberg AS, Class B	15,527	1,842,356

48	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Chemicals 0.1%
Novozymes AS, Class B	6,900	$1,193,223

Commercial Banks 0.1%
Danske Bank AS*	87,896	2,110,777

Electrical Equipment 0.1%
Vestas Wind Systems AS*	30,290	1,073,323

Health Care Equipment & Supplies 0.1%
Coloplast AS, Class B	3,350	492,771
William Demant Holding AS*	3,635	338,904

		831,675

Insurance 0.0%†
Tryg AS	3,580	228,838

Marine 0.2%
A.P. Moller - Maersk AS, Class B	270	2,713,023

Pharmaceuticals 0.4%
Novo Nordisk AS, Class B	61,575	7,794,985

Road & Rail 0.0%†
DSV AS	31,483	823,274

Textiles, Apparel & Luxury Goods 0.0%†
Pandora AS	8,568	386,345

		18,997,819

FINLAND 1.1%
Auto Components 0.1%
Nokian Renkaat OYJ (a)	16,246	841,954

Communications Equipment 0.3%
Nokia OYJ (a)	549,452	5,061,768

Diversified Financial Services 0.0%†
Pohjola Bank PLC	20,712	307,375

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,993	481,291

Electric Utilities 0.1%
Fortum OYJ	64,666	2,226,367

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	9,936	515,639

Insurance 0.1%
Sampo OYJ, Class A (a)	60,986	2,053,162

Machinery 0.2%
Kone OYJ, Class B	23,148	1,449,876
Metso OYJ	19,119	1,174,160
Wartsila OYJ	23,666	930,290

		3,554,326

Media 0.0%†
Sanoma OYJ	12,186	253,292

Common Stocks (continued)

	Shares	Market Value

FINLAND (continued)
Metals & Mining 0.1%
Outokumpu OYJ (a)	18,277	$304,476
Rautaruukki OYJ	12,646	328,138

		632,614

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	19,274	364,761

Paper & Forest Products 0.2%
Stora Enso OYJ (a)	87,648	1,056,704
UPM-Kymmene OYJ	75,126	1,540,928

		2,597,632

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,807	343,295

		19,233,476

FRANCE 9.7%
Aerospace & Defense 0.1%
Safran SA (a)	25,010	970,283
Thales SA	13,484	595,596

		1,565,879

Airlines 0.0%†
Air France-KLM SA*	20,443	360,826

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B	25,990	2,605,083

Automobiles 0.2%
PSA Peugeot Citroen*	21,904	994,069
Renault SA*	27,986	1,704,092

		2,698,161

Beverages 0.2%
Pernod-Ricard SA	28,911	2,903,987

Building Products 0.2%
Compagnie de Saint-Gobain	58,151	4,012,396

Chemicals 0.3%
Air Liquide SA	41,735	6,166,518

Commercial Banks 1.1%
BNP Paribas	140,737	11,125,894
Credit Agricole SA	141,908	2,360,491
Natixis*	129,364	743,619
Societe Generale	93,249	6,231,625

		20,461,629

Commercial Services & Supplies 0.1%
Edenred*	22,382	694,184
Societe BIC SA	3,750	364,586

		1,058,770

Communications Equipment 0.1%
Alcatel-Lucent*	342,290	2,218,023

2011 Semiannual Report	49

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Construction & Engineering 0.4%
Bouygues SA (a)	33,458	$1,665,051
Eiffage SA (a)	6,456	446,274
Vinci SA	64,608	4,312,683

		6,424,008

Construction Materials 0.1%
Imerys SA	5,692	440,879
Lafarge SA	29,151	2,063,956

		2,504,835

Diversified Financial Services 0.0%†
Eurazeo	4,174	347,337

Diversified Telecommunication Services 0.4%
France Telecom SA	273,031	6,398,305
Iliad SA	2,469	317,443

		6,715,748

Electric Utilities 0.1%
EDF SA	37,660	1,584,121

Electrical Equipment 0.5%
Alstom SA	30,463	2,025,414
Legrand SA	23,099	1,054,668
Schneider Electric SA (a)	35,776	6,320,648

		9,400,730

Energy Equipment & Services 0.1%
CGG Veritas SA*	21,625	761,803
Technip SA	14,587	1,645,852

		2,407,655

Food & Staples Retailing 0.3%
Carrefour SA	87,597	4,150,529
Casino Guichard Perrachon SA	8,314	874,809

		5,025,338

Food Products 0.4%
Danone SA	85,686	6,273,611

Health Care Equipment & Supplies 0.2%
bioMerieux	1,772	192,658
Cie Generale d’Optique Essilor International SA	29,748	2,490,869

		2,683,527

Hotels, Restaurants & Leisure 0.1%
Accor SA	21,269	945,152
Sodexo	14,216	1,107,480

		2,052,632

Information Technology Services 0.1%
Atos Origin SA*	6,809	419,523
Cap Gemini SA	22,089	1,337,952

		1,757,475

Insurance 0.4%
AXA SA (a)	253,099	5,673,988

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Insurance (continued)
CNP Assurances SA	22,396	$513,941
SCOR SE	24,990	762,863

		6,950,792

Machinery 0.1%
Vallourec SA	16,288	2,032,034

Media 0.5%
Eutelsat Communications	14,841	640,315
JC Decaux SA*	10,648	371,852
Lagardere SCA	17,796	781,348
Metropole Television SA	9,773	259,298
PagesJaunes Groupe (a)	18,970	197,717
Publicis Groupe SA	18,524	1,049,390
Societe Television Francaise 1 (a)	17,699	332,266
Vivendi SA (a)	181,395	5,687,625

		9,319,811

Metals & Mining 0.0%†
Eramet	775	305,040

Multiline Retail 0.1%
PPR SA	11,022	1,970,580

Multi-Utilities 0.6%
GDF Suez	181,942	7,439,477
Suez Environnement Co.	40,612	935,711
Veolia Environnement	51,458	1,718,685

		10,093,873

Office Electronics 0.0%†
Neopost SA	4,701	448,710

Oil, Gas & Consumable Fuels 1.1%
Total SA	310,664	19,895,354

Personal Products 0.3%
L’Oreal SA (a)	35,064	4,444,843

Pharmaceuticals 0.7%
Sanofi-Aventis SA	153,964	12,181,173

Professional Services 0.0%†
Bureau Veritas SA	7,445	642,126

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions REG	3,922	445,078
Gecina SA	2,687	387,275
ICADE	3,600	461,509
Klepierre	13,281	545,778
Unibail-Rodamco SE	13,353	3,124,005

		4,963,645

Software 0.0%†
Dassault Systemes SA	8,925	725,815

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA	9,186	1,473,595
LVMH Moet Hennessy Louis Vuitton SA	35,981	6,459,927

		7,933,522

50	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Transportation Infrastructure 0.1%
Aeroports de Paris	4,301	$412,221
Groupe Eurotunnel SA REG (a)	78,154	849,713

		1,261,934

		174,397,541

GERMANY 8.3%
Air Freight & Logistics 0.1%
Deutsche Post AG REG*	123,498	2,440,766

Airlines 0.0%†
Deutsche Lufthansa AG REG* (a)	34,355	779,437

Auto Components 0.0%†
Continental AG*	7,540	756,008

Automobiles 0.9%
Bayerische Motoren Werke AG	48,451	4,561,595
Daimler AG REG	132,488	10,239,516
Volkswagen AG* (a)	4,381	780,165

		15,581,276

Capital Markets 0.5%
Deutsche Bank AG REG	136,836	8,912,032

Chemicals 1.2%
BASF SE* (a)	134,721	13,833,682
K+S AG (a)	21,002	1,696,234
Lanxess AG	12,158	1,112,387
Linde AG	24,739	4,452,172
Wacker Chemie AG	2,359	584,058

		21,678,533

Commercial Banks 0.0%†
Commerzbank AG* (a)	123,580	786,394

Construction & Engineering 0.0%†
Hochtief AG	6,480	613,970

Construction Materials 0.1%
HeidelbergCement AG (a)	20,642	1,578,436

Diversified Financial Services 0.1%
Deutsche Boerse AG	28,504	2,366,367

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	417,032	6,891,974

Electric Utilities 0.5%
E.ON AG (a)	264,402	9,037,029

Food & Staples Retailing 0.1%
Metro AG (a)	18,741	1,375,435

Food Products 0.0%†
Suedzucker AG	10,710	330,176

Health Care Providers & Services 0.2%
Celesio AG	11,507	279,510
Fresenius Medical Care AG & Co. KGaA	28,674	2,255,126
Fresenius SE	15,794	1,658,752

		4,193,388

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Hotels, Restaurants & Leisure 0.0%†
TUI AG*	20,871	$266,449

Household Products 0.1%
Henkel AG & Co. KGaA (a)	19,426	1,102,862

Industrial Conglomerates 1.0%
Siemens AG REG	120,994	17,599,638

Insurance 0.9%
Allianz SE REG (a)	66,523	10,451,503
Hannover Rueckversicherung AG REG (a)	9,091	549,781
Muenchener Rueckversicherungs AG REG	27,560	4,549,444

		15,550,728

Internet Software & Services 0.0%†
United Internet AG REG	17,244	337,367

Machinery 0.2%
GEA Group AG	24,602	898,544
MAN SE*	15,495	2,158,671

		3,057,215

Media 0.1%
Axel Springer AG (a)	2,156	353,185
Kabel Deutschland Holding AG*	7,862	491,129

		844,314

Metals & Mining 0.2%
Salzgitter AG	6,475	507,706
ThyssenKrupp AG	48,841	2,245,477

		2,753,183

Multi-Utilities 0.2%
RWE AG (a)	61,175	3,990,926

Personal Products 0.1%
Beiersdorf AG (a)	15,148	986,531

Pharmaceuticals 0.7%
Bayer AG REG (a)	121,436	10,661,421
Merck KGaA	9,439	999,573

		11,660,994

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	161,626	1,832,438

Software 0.5%
SAP AG	126,152	8,127,976

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	30,400	2,265,507
Puma AG Rudolf Dassler Sport	796	265,306

		2,530,813

Trading Companies & Distributors 0.0%†
Brenntag AG*	5,034	618,857

2011 Semiannual Report	51

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,672	$452,943

		149,034,455

GREECE 0.2%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA	26,925	744,541

Commercial Banks 0.1%
Alpha Bank A.E.*	70,943	413,580
EFG Eurobank Ergasias SA*	48,706	274,151
National Bank of Greece SA*	137,938	1,066,613

		1,754,344

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	36,954	438,321

Electric Utilities 0.0%†
Public Power Corp. SA	17,491	289,417

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	33,670	712,928

		3,939,551

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd. (a)	216,816	1,097,972

HONG KONG 2.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	176,000	439,787

Commercial Banks 0.3%
Bank of East Asia Ltd.	227,350	941,309
BOC Hong Kong Holdings Ltd.	537,100	1,688,392
Hang Seng Bank Ltd.	111,400	1,741,194
Wing Hang Bank Ltd. (a)	23,500	261,976

		4,632,871

Distributors 0.1%
Li & Fung Ltd.	411,600	2,106,521

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd.	149,700	3,423,350

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	558,000	221,569

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	70,500	343,920
CLP Holdings Ltd.	281,000	2,311,297
Power Assets Holdings Ltd.	200,800	1,406,116

		4,061,333

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	625,669	1,553,948

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Hotels, Restaurants & Leisure 0.1%
Shangri-La Asia Ltd.	199,333	$556,494
SJM Holdings Ltd.	229,000	494,796

		1,051,290

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	311,500	3,562,475
NWS Holdings Ltd.	187,500	276,514

		3,838,989

Insurance 0.2%
AIA Group Ltd.*	1,148,800	3,874,320

Marine 0.0%†
Orient Overseas International Ltd.	33,938	260,449

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	97,693	279,921

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	332,051	1,046,502

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd.	203,000	3,203,838
Hang Lung Group Ltd.	120,000	808,623
Hang Lung Properties Ltd.	360,000	1,605,294
Henderson Land Development Co. Ltd. (a)	160,800	1,103,694
Hopewell Holdings Ltd.	90,569	273,863
Hysan Development Co. Ltd.	95,673	447,321
Kerry Properties Ltd.	107,000	572,162
New World Development Ltd.	362,679	638,280
Sino Land Co. Ltd.	384,000	677,207
Sun Hung Kai Properties Ltd.	206,700	3,237,439
Swire Pacific Ltd., Class A	111,500	1,706,528
Wharf Holdings Ltd.	219,270	1,609,063
Wheelock & Co. Ltd.	134,000	553,367

		16,436,679

Road & Rail 0.1%
MTR Corp.	212,214	774,849

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	27,300	367,757

Specialty Retail 0.0%†
Esprit Holdings Ltd.	172,555	720,131

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	114,500	395,557

Trading Companies & Distributors 0.1%
Noble Group Ltd.	555,014	1,014,021

		46,499,844

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings PLC	42,663	219,534

52	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Commercial Banks 0.0%†
Anglo Irish Bank Corp. Ltd.* (b)	122,522	$0
Governor & Co. of the Bank of Ireland (The)*	511,899	208,415

		208,415

Construction Materials 0.2%
CRH PLC	105,158	2,610,373
James Hardie Industries SE CDI*	63,452	412,544

		3,022,917

Food Products 0.1%
Kerry Group PLC, Class A	20,987	869,271

Media 0.1%
WPP PLC	183,606	2,404,956

Pharmaceuticals 0.2%
Elan Corp. PLC*	76,306	613,400
Shire PLC	82,135	2,548,859

		3,162,259

Professional Services 0.1%
Experian PLC	148,694	2,006,560

		11,893,912

ISRAEL 0.7%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,515	199,505

Chemicals 0.1%
Israel Chemicals Ltd.	65,723	1,166,513
Israel Corp. Ltd. (The)	350	436,278
Makhteshim-Agan Industries Ltd.*	36,412	196,501

		1,799,292

Commercial Banks 0.1%
Bank Hapoalim BM*	149,081	783,976
Bank Leumi le-Israel BM	177,176	921,803
Israel Discount Bank Ltd., Class A*	110,150	233,141
Mizrahi Tefahot Bank Ltd.	18,610	206,585

		2,145,505

Diversified Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp. Ltd.	260,128	772,789

Industrial Conglomerates 0.0%†
Delek Group Ltd.	608	161,835

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	137,428	6,314,278

Software 0.0%†
NICE Systems Ltd.*	9,335	356,159

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Wireless Telecommunication Services 0.0%†
Cellcom Israel Ltd.	7,491	$240,859
Partner Communications Co. Ltd.	12,864	243,957

		484,816

		12,234,179

ITALY 2.8%
Aerospace & Defense 0.1%
Finmeccanica SpA	61,020	824,472

Auto Components 0.0%†
Pirelli & C SpA	35,847	373,192

Automobiles 0.1%
Fiat SpA	110,749	1,182,638

Capital Markets 0.1%
Mediobanca SpA	71,655	816,100

Commercial Banks 0.6%
Banca Carige SpA (a)	89,227	216,271
Banca Monte dei Paschi di Siena SpA* (a)	331,229	448,827
Banco Popolare Societa Cooperativa	230,316	683,155
Intesa Sanpaolo SpA	1,129,559	3,751,778
Intesa Sanpaolo SpA - RSP	143,827	412,423
UniCredit SpA	1,986,782	5,116,584
Unione di Banche Italiane ScpA (a)	86,767	777,762

		11,406,800

Diversified Financial Services 0.0%†
Exor SpA	9,529	343,839

Diversified Telecommunication Services 0.2%
Telecom Italia SpA (a)	1,388,465	2,087,737
Telecom Italia SpA - RSP	866,105	1,116,856

		3,204,593

Electric Utilities 0.4%
Enel SpA	968,377	6,905,823
Terna Rete Elettrica Nazionale SpA	187,283	937,628

		7,843,451

Electrical Equipment 0.0%†
Prysmian SpA	30,875	728,810

Energy Equipment & Services 0.1%
Saipem SpA	39,269	2,230,450

Food Products 0.1%
Parmalat SpA* (a)	260,698	987,099

Gas Utilities 0.1%
Snam Rete Gas SpA	208,974	1,299,841

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA*	15,333	219,820

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA*	256,022	759,172

2011 Semiannual Report	53

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Insurance 0.2%
Assicurazioni Generali SpA	170,514	$4,086,253

Machinery 0.1%
Fiat Industrial SpA*	110,749	1,645,280

Media 0.0%†
Mediaset SpA (a)	106,512	709,629

Multi-Utilities 0.0%†
A2A SpA (a)	167,378	302,306

Oil, Gas & Consumable Fuels 0.6%
ENI SpA	382,145	10,231,411

Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	17,465	577,368

Transportation Infrastructure 0.1%
Atlantia SpA	43,911	1,080,750

		50,853,274

JAPAN 19.2%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	58,600	935,582

Airlines 0.0%†
All Nippon Airways Co., Ltd. (a)	124,000	364,463

Auto Components 0.5%
Aisin Seiki Co., Ltd.	28,300	998,190
Bridgestone Corp.	94,700	2,091,583
Denso Corp.	70,900	2,372,772
Koito Manufacturing Co., Ltd.	14,000	220,156
NGK Spark Plug Co., Ltd.	24,000	334,078
NHK Spring Co., Ltd.	22,000	209,217
NOK Corp.	14,600	249,554
Stanley Electric Co., Ltd.	20,800	349,584
Sumitomo Rubber Industries Ltd.	25,900	293,492
Toyoda Gosei Co., Ltd.	10,100	220,677
Toyota Boshoku Corp.	8,400	130,898
Toyota Industries Corp.	26,500	803,281

		8,273,482

Automobiles 1.9%
Daihatsu Motor Co., Ltd.	29,000	468,454
Fuji Heavy Industries Ltd.	89,000	662,451
Honda Motor Co., Ltd.	238,900	9,184,301
Isuzu Motors Ltd.	176,000	754,820
Mazda Motor Corp.*	227,300	521,946
Mitsubishi Motors Corp.*	583,000	715,283
Nissan Motor Co., Ltd.	363,400	3,496,458
Suzuki Motor Corp.	48,800	1,161,774
Toyota Motor Corp.	405,600	16,179,849
Yamaha Motor Co., Ltd.*	39,300	755,432

		33,900,768

Beverages 0.2%
Asahi Breweries Ltd.	55,500	1,042,616

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages (continued)
Coca-Cola West Co., Ltd.	8,900	$184,321
ITO EN Ltd. (a)	6,700	118,918
Kirin Holdings Co., Ltd.	125,000	1,758,920
Sapporo Holdings Ltd.	41,000	164,756

		3,269,531

Building Products 0.3%
Asahi Glass Co., Ltd.	146,600	1,861,279
Daikin Industries Ltd.	34,600	1,102,110
JS Group Corp.	36,900	889,356
Nippon Sheet Glass Co., Ltd.	138,000	406,358
TOTO Ltd.	42,200	331,358

		4,590,461

Capital Markets 0.2%
Daiwa Securities Group, Inc.	239,200	1,032,392
Matsui Securities Co., Ltd.	20,300	100,065
Mizuho Securities Co., Ltd.*	85,700	218,113
Nomura Holdings, Inc.	517,700	2,644,691
SBI Holdings, Inc. (a)	2,872	309,615

		4,304,876

Chemicals 0.9%
Air Water, Inc.	23,000	278,046
Asahi Kasei Corp.	181,200	1,252,500
Daicel Chemical Industries Ltd.	38,000	245,089
Denki Kagaku Kogyo KK	73,000	374,968
Hitachi Chemical Co., Ltd.	15,700	323,599
JSR Corp.	26,400	555,404
Kaneka Corp.	43,500	317,498
Kansai Paint Co., Ltd.	30,000	270,595
Kuraray Co., Ltd.	52,000	757,510
Mitsubishi Chemical Holdings Corp.	188,000	1,273,021
Mitsubishi Gas Chemical Co., Inc.	60,000	470,067
Mitsui Chemicals, Inc.	130,100	476,678
Nissan Chemical Industries Ltd.	20,000	207,523
Nitto Denko Corp.	24,110	1,291,244
Shin-Etsu Chemical Co., Ltd.	60,100	3,126,603
Showa Denko KK	214,000	427,081
Sumitomo Chemical Co., Ltd.	232,200	1,234,843
Taiyo Nippon Sanso Corp.	37,000	298,855
Teijin Ltd.	141,800	679,572
Tokuyama Corp.	48,000	249,563
Toray Industries, Inc.	213,300	1,582,173
Tosoh Corp.	78,000	301,739
Ube Industries Ltd.	148,000	473,379

		16,467,550

Commercial Banks 1.7%
77 Bank Ltd. (The)	54,300	250,834
Aozora Bank Ltd.	81,000	175,457
Bank of Kyoto Ltd. (The)	49,000	454,086
Bank of Yokohama Ltd. (The)	180,000	891,727

54	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Banks (continued)
Chiba Bank Ltd. (The)	112,300	$664,887
Chugoku Bank Ltd. (The)	25,000	291,357
Fukuoka Financial Group, Inc.	113,600	472,052
Gunma Bank Ltd. (The)	60,000	324,779
Hachijuni Bank Ltd. (The)	58,000	346,244
Hiroshima Bank Ltd. (The)	77,000	336,555
Hokuhoku Financial Group, Inc.	195,900	373,862
Iyo Bank Ltd. (The)	38,000	317,785
Joyo Bank Ltd. (The)	96,000	387,467
Mitsubishi UFJ Financial Group, Inc.	1,867,584	8,963,635
Mizuho Financial Group, Inc.	3,021,183	4,786,597
Mizuho Trust & Banking Co., Ltd.	230,000	194,493
Nishi-Nippon City Bank Ltd. (The)	102,000	288,902
Resona Holdings, Inc.	268,001	1,270,617
Sapporo Hokuyo Holdings, Inc.	48,500	215,143
Senshu Ikeda Holdings, Inc.	83,390	124,522
Seven Bank Ltd.	93	176,253
Shinsei Bank Ltd.	202,000	242,920
Shizuoka Bank Ltd. (The)	89,000	810,936
Sumitomo Mitsui Financial Group, Inc.	198,005	6,150,406
Sumitomo Mitsui Trust Holdings, Inc.	462,769	1,593,193
Suruga Bank Ltd.	31,000	258,747
Yamaguchi Financial Group, Inc.	32,000	289,027

		30,652,483

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	82,700	992,068
Secom Co., Ltd.	30,400	1,507,950
Toppan Printing Co., Ltd.	82,000	644,561

		3,144,579

Computers & Peripherals 0.3%
Fujitsu Ltd.	271,100	1,553,318
NEC Corp.*	390,000	822,624
Seiko Epson Corp.	20,300	353,234
Toshiba Corp.	586,700	3,124,115

		5,853,291

Construction & Engineering 0.1%
Chiyoda Corp.	26,000	258,822
JGC Corp.	31,000	776,128
Kajima Corp.	124,800	357,852
Kinden Corp.	20,000	170,503
Obayashi Corp.	101,500	428,179
Shimizu Corp.	87,000	367,584
Taisei Corp.	144,000	337,334

		2,696,402

Consumer Finance 0.0%†
AEON Credit Service Co., Ltd.	12,100	164,070
Credit Saison Co., Ltd.	23,100	387,349

		551,419

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	22,300	$379,103

Distributors 0.0%†
Canon Marketing Japan, Inc.	6,700	74,199

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	10,000	415,934

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	9,230	368,975
ORIX Corp.	15,110	1,484,484

		1,853,459

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	69,954	3,259,672

Electric Utilities 0.6%
Chubu Electric Power Co., Inc.	95,800	2,099,191
Chugoku Electric Power Co., Inc. (The)	42,800	760,182
Hokkaido Electric Power Co., Inc.	26,900	487,752
Hokuriku Electric Power Co.	25,000	507,039
Kansai Electric Power Co., Inc. (The)	110,700	2,331,606
Kyushu Electric Power Co., Inc.	56,300	1,040,878
Shikoku Electric Power Co., Inc.	26,200	664,964
Tohoku Electric Power Co., Inc.	62,000	910,545
Tokyo Electric Power Co., Inc. (The)	211,600	1,134,793

		9,936,950

Electrical Equipment 0.4%
Fuji Electric Holdings Co., Ltd.	75,200	236,894
Furukawa Electric Co., Ltd.	93,300	370,716
GS Yuasa Corp.	56,000	383,176
Mabuchi Motor Co., Ltd.	3,800	188,531
Mitsubishi Electric Corp.	282,600	3,146,267
Nidec Corp.	15,700	1,372,315
Sumitomo Electric Industries Ltd.	112,000	1,559,393
Ushio, Inc.	14,500	295,242

		7,552,534

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd.	36,700	222,224
FUJIFILM Holdings Corp.	67,600	2,101,541
Hamamatsu Photonics KK	10,400	409,223
Hirose Electric Co., Ltd.	4,900	510,690
Hitachi High-Technologies Corp.	10,400	218,867
Hitachi Ltd.	661,300	3,589,357
HOYA Corp.	63,200	1,361,177
Ibiden Co., Ltd.	19,000	641,488
Keyence Corp.	6,008	1,587,661
Kyocera Corp.	23,700	2,614,938
Mitsumi Electric Co., Ltd.	12,300	157,723
Murata Manufacturing Co., Ltd.	29,400	2,123,396
Nippon Electric Glass Co., Ltd.	52,000	787,315
OMRON Corp.	29,800	819,639
Shimadzu Corp.	38,000	330,138
TDK Corp.	17,800	918,389

2011 Semiannual Report	55

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Yaskawa Electric Corp.	31,000	$362,919
Yokogawa Electric Corp.*	33,800	273,852

		19,030,537

Food & Staples Retailing 0.3%
AEON Co., Ltd.	86,000	1,036,175
FamilyMart Co., Ltd.	9,700	352,089
Lawson, Inc.	9,300	456,295
Seven & I Holdings Co., Ltd.	111,600	2,808,538
UNY Co., Ltd.	28,500	249,751

		4,902,848

Food Products 0.2%
Ajinomoto Co., Inc.	98,000	1,089,877
Kikkoman Corp.	24,000	238,247
MEIJI Holdings Co., Ltd.	9,499	405,702
Nippon Meat Packers, Inc.	27,000	374,023
Nisshin Seifun Group, Inc.	27,900	349,248
Nissin Foods Holdings Co., Ltd.	8,900	315,484
Toyo Suisan Kaisha Ltd.	14,400	331,629
Yakult Honsha Co., Ltd.	14,900	413,842
Yamazaki Baking Co., Ltd.	19,100	246,315

		3,764,367

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	280,900	1,036,591
Toho Gas Co., Ltd.	63,000	295,050
Tokyo Gas Co., Ltd.	372,400	1,661,478

		2,993,119

Health Care Equipment & Supplies 0.1%
Olympus Corp.	32,600	922,676
Sysmex Corp.	10,400	364,260
Terumo Corp.	24,500	1,366,368

		2,653,304

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	6,000	211,874
Medipal Holdings Corp.	22,300	185,463
Miraca Holdings, Inc.	8,100	308,408
Suzuken Co., Ltd.	9,800	245,017

		950,762

Hotels, Restaurants & Leisure 0.0%†
McDonald’s Holdings Co., (Japan) Ltd.	10,024	256,895
Oriental Land Co., Ltd.	7,400	628,319

		885,214

Household Durables 0.6%
Casio Computer Co., Ltd.	32,500	258,438
Panasonic Corp.	323,502	3,977,893
Rinnai Corp.	5,300	351,778
Sekisui Chemical Co., Ltd.	65,000	545,347
Sekisui House Ltd.	84,300	817,181

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Durables (continued)
Sharp Corp.	147,900	$1,360,773
Sony Corp.	147,500	4,164,733

		11,476,143

Household Products 0.0%†
Unicharm Corp.	18,600	736,742

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	17,600	461,741

Industrial Conglomerates 0.0%†
Hankyu Hanshin Holdings, Inc.	168,000	744,229

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	4,400	156,004
Nomura Research Institute Ltd.	15,300	328,917
NTT Data Corp.	186	616,326
OBIC Co., Ltd.	940	174,318
Otsuka Corp.	2,400	150,740

		1,426,305

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,160	1,916,035
MS&AD Insurance Group Holdings	78,355	1,834,906
NKSJ Holdings, Inc.	204,900	1,320,616
Sony Financial Holdings, Inc.	25,400	472,096
T&D Holdings, Inc.	39,450	974,150
Tokio Marine Holdings, Inc.	106,100	2,968,088

		9,485,891

Internet & Catalog Retail 0.1%
Dena Co., Ltd.	12,100	454,236
Rakuten, Inc.	1,066	989,835

		1,444,071

Internet Software & Services 0.1%
GREE, Inc.	13,300	273,892
Yahoo! Japan Corp.	2,170	798,227

		1,072,119

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	29,349	324,118
Nikon Corp.	46,300	970,337
Sankyo Co., Ltd.	7,900	410,844
Sega Sammy Holdings, Inc.	29,000	507,966
Shimano, Inc.	10,300	552,792
Yamaha Corp.	23,700	296,419

		3,062,476

Machinery 1.3%
Amada Co. Ltd.	55,000	441,699
FANUC Corp.	28,000	4,687,184
Hino Motors, Ltd.	42,000	199,072
Hitachi Construction Machinery Co., Ltd.	15,100	368,126
IHI Corp.	187,000	475,806

56	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
Japan Steel Works Ltd. (The)	47,000	$379,596
JTEKT Corp.	32,500	422,183
Kawasaki Heavy Industries Ltd.	208,200	860,477
Komatsu Ltd.	139,000	4,901,056
Kubota Corp.	167,100	1,602,181
Kurita Water Industries Ltd.	16,600	486,188
Makita Corp.	16,500	758,684
Minebea Co., Ltd.	54,000	292,226
Mitsubishi Heavy Industries Ltd.	441,200	2,108,208
Mitsui Engineering & Shipbuilding Co., Ltd.	110,000	273,118
Nabtesco Corp.	13,500	345,608
NGK Insulators Ltd.	37,000	641,996
NSK Ltd.	66,400	589,243
NTN Corp.	72,600	348,632
SMC Corp.	7,800	1,424,869
Sumitomo Heavy Industries Ltd.	84,000	553,935
THK Co., Ltd.	18,400	472,957

		22,633,044

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	104,000	348,750
Mitsui OSK Lines Ltd.	166,000	925,869
Nippon Yusen KK	229,400	848,056

		2,122,675

Media 0.1%
Dentsu, Inc.	24,461	650,534
Fuji Media Holdings, Inc.	74	98,920
Hakuhodo DY Holdings, Inc.	3,540	185,367
Jupiter Telecommunications Co., Ltd.	369	396,605
Toho Co., Ltd.	14,900	225,582

		1,557,008

Metals & Mining 0.6%
Daido Steel Co., Ltd.	44,000	251,503
Dowa Holdings Co., Ltd.	39,940	261,936
Hitachi Metals Ltd.	25,000	329,284
JFE Holdings, Inc.	67,200	1,839,416
Kobe Steel Ltd.	366,000	908,220
Maruichi Steel Tube Ltd.	8,200	204,058
Mitsubishi Materials Corp.	168,000	583,217
Mitsui Mining & Smelting Co., Ltd.	78,100	279,607
Nippon Steel Corp.	747,000	2,336,647
Nisshin Steel Co., Ltd.	107,900	215,379
Sumitomo Metal Industries Ltd.	486,000	1,028,124
Sumitomo Metal Mining Co., Ltd.	76,000	1,357,023
Tokyo Steel Manufacturing Co., Ltd.	15,700	170,141
Yamato Kogyo Co., Ltd.	6,600	217,823

		9,982,378

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	56,378	544,250
J. Front Retailing Co., Ltd.	69,200	300,715

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
Marui Group Co., Ltd.	30,800	$212,784
Takashimaya Co., Ltd.	41,000	280,340

		1,338,089

Office Electronics 0.6%
Brother Industries Ltd.	33,600	514,506
Canon, Inc.	166,600	7,845,620
Konica Minolta Holdings, Inc.	70,400	619,946
Ricoh Co., Ltd.	97,200	1,072,654

		10,052,726

Oil, Gas & Consumable Fuels 0.4%
Cosmo Oil Co., Ltd.	81,000	267,374
Idemitsu Kosan Co., Ltd.	3,400	402,087
INPEX Corp.	321	2,467,779
Japan Petroleum Exploration Co.	4,400	215,721
JX Holdings, Inc.	327,517	2,306,600
Showa Shell Sekiyu KK	29,600	322,940
TonenGeneral Sekiyu KK	41,000	508,679

		6,491,180

Paper & Forest Products 0.0%†
Nippon Paper Group, Inc.	15,037	302,138
OJI Paper Co., Ltd.	127,000	570,224

		872,362

Personal Products 0.2%
Kao Corp.	78,700	1,970,061
Shiseido Co., Ltd.	49,000	815,038

		2,785,099

Pharmaceuticals 0.9%
Astellas Pharma, Inc.	65,500	2,501,657
Chugai Pharmaceutical Co., Ltd.	33,000	547,173
Daiichi Sankyo Co., Ltd.	98,200	1,929,577
Dainippon Sumitomo Pharma Co., Ltd.	23,000	221,163
Eisai Co., Ltd. (a)	36,500	1,327,245
Hisamitsu Pharmaceutical Co., Inc.	10,100	421,513
Kyowa Hakko Kirin Co., Ltd.	36,000	359,203
Mitsubishi Tanabe Pharma Corp.	34,000	564,045
Ono Pharmaceutical Co., Ltd.	12,700	644,712
Otsuka Holdings Co., Ltd.	36,500	977,353
Santen Pharmaceutical Co., Ltd.	10,900	421,611
Shionogi & Co., Ltd.	45,100	731,124
Taisho Pharmaceutical Co., Ltd.	18,900	445,723
Takeda Pharmaceutical Co., Ltd.	110,500	5,355,143
Tsumura & Co.	8,900	276,824

		16,724,066

Real Estate Investment Trusts (REITs) 0.1%
Japan Prime Realty Investment Corp.	100	284,357
Japan Real Estate Investment Corp.	73	722,627
Japan Retail Fund Investment Corp.	250	404,178
Nippon Building Fund, Inc.	79	795,100

2011 Semiannual Report	57

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Investment Trusts (REITs) (continued)
Nomura Real Estate Office Fund, Inc.	41	$296,861

		2,503,123

Real Estate Management & Development 0.5%
AEON MALL Co., Ltd.	12,300	295,819
Daito Trust Construction Co., Ltd.	11,500	920,000
Daiwa House Industry Co., Ltd.	69,000	836,018
Mitsubishi Estate Co., Ltd.	173,600	3,037,963
Mitsui Fudosan Co., Ltd.	121,700	2,112,130
Nomura Real Estate Holdings, Inc.	15,000	231,704
NTT Urban Development Corp.	188	155,993
Sumitomo Realty & Development Co., Ltd.	51,000	1,055,658
Tokyo Tatemono Co., Ltd.	63,000	227,811
Tokyu Land Corp.	66,000	285,120

		9,158,216

Road & Rail 0.5%
Central Japan Railway Co.	220	1,663,350
East Japan Railway Co.	49,890	2,772,913
Keikyu Corp (a)	71,000	495,636
Keio Corp.	86,400	485,281
Keisei Electric Railway Co., Ltd.	41,000	237,898
Kintetsu Corp. (a)	239,500	717,183
Nippon Express Co., Ltd.	125,500	500,040
Odakyu Electric Railway Co., Ltd.	94,100	760,388
Tobu Railway Co., Ltd.	145,000	566,190
Tokyu Corp.	167,900	694,574
West Japan Railway Co.	244	889,803

		9,783,256

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	24,000	476,969
Elpida Memory, Inc.* (a)	26,600	398,573
Rohm Co., Ltd.	14,500	873,278
Shinko Electric Industries Co., Ltd.	10,000	102,695
Sumco Corp.*	17,100	329,853
Tokyo Electron Ltd.	24,900	1,441,562

		3,622,930

Software 0.3%
Konami Corp.	13,700	273,053
Nintendo Co., Ltd.	14,500	3,430,905
Oracle Corp. Japan	5,800	251,330
SQUARE ENIX HOLDINGS CO., LTD	10,000	166,619
Trend Micro, Inc.	14,400	411,094

		4,533,001

Specialty Retail 0.2%
ABC-Mart, Inc.	4,300	161,112
Fast Retailing Co., Ltd.	7,600	1,198,339
Nitori Holdings Co., Ltd.	5,450	471,273
Shimamura Co., Ltd.	3,000	282,511
USS Co., Ltd.	3,250	249,752

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Specialty Retail (continued)
Yamada Denki Co., Ltd.	12,240	$859,935

		3,222,922

Textiles, Apparel & Luxury Goods 0.0%†
ASICS Corp.	23,000	332,622
Nisshinbo Holdings, Inc.	19,100	189,058

		521,680

Tobacco 0.1%
Japan Tobacco, Inc.	657	2,553,298

Trading Companies & Distributors 1.0%
ITOCHU Corp.	219,300	2,284,475
Marubeni Corp.	240,000	1,753,351
Mitsubishi Corp.	199,800	5,420,109
Mitsui & Co., Ltd.	254,500	4,528,850
Sojitz Corp.	189,367	365,426
Sumitomo Corp.	164,100	2,263,733
Toyota Tsusho Corp.	31,500	525,232

		17,141,176

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	39,000	334,027
Mitsubishi Logistics Corp.	16,400	181,405

		515,432

Wireless Telecommunication Services 0.7%
KDDI Corp.	426	2,844,010
NTT DoCoMo, Inc.	2,238	4,152,329
Softbank Corp.	119,800	5,055,179

		12,051,518

		343,731,785

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.*	13,545	1,177,781

LUXEMBOURG 0.5%
Energy Equipment & Services 0.1%
Tenaris SA	68,526	1,730,504

Media 0.1%
SES SA, FDR	44,772	1,175,714

Metals & Mining 0.2%
ArcelorMittal	125,704	4,645,501

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	11,351	1,231,319

		8,783,038

58	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.*	361,900	$1,016,896
Wynn Macau Ltd.	234,800	837,966

		1,854,862

MAURITIUS 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Essar Energy PLC*	47,204	364,259

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	26,109	719,560

NETHERLANDS 4.7%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV*	59,162	1,830,533

Air Freight & Logistics 0.1%
TNT NV	54,821	1,349,085

Beverages 0.2%
Heineken Holding NV (a)	16,522	871,795
Heineken NV (a)	38,052	2,276,809

		3,148,604

Chemicals 0.2%
Akzo Nobel NV (a)	33,739	2,616,060
Koninklijke DSM NV (a)	23,077	1,590,624

		4,206,684

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	10,411	553,295

Diversified Financial Services 0.4%
ING Groep NV, CVA*	562,114	7,405,422

Diversified Telecommunication Services 0.2%
Koninklijke KPN NV	230,043	3,649,999

Energy Equipment & Services 0.1%
Fugro NV, CVA	10,005	917,073
SBM Offshore NV*	25,047	732,511

		1,649,584

Food & Staples Retailing 0.1%
Koninklijke Ahold NV (a)	175,982	2,471,405

Food Products 0.4%
Unilever NV, CVA	239,083	7,870,765

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	145,221	4,301,159

Insurance 0.1%
AEGON NV*	249,179	1,980,582
Delta Lloyd NV	11,287	296,966

		2,277,548

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Life Sciences Tools & Services 0.1%
QIAGEN NV*	33,712	$720,797

Media 0.1%
Reed Elsevier NV (a)	100,609	1,312,648
Wolters Kluwer NV (a)	43,997	1,025,101

		2,337,749

Oil, Gas & Consumable Fuels 2.0%
Royal Dutch Shell PLC, Class A	917,390	35,715,286

Professional Services 0.1%
Randstad Holding NV (a)	16,447	925,315

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	8,353	591,445

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV (a)	62,710	2,613,883

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV (a)	10,596	507,663

		84,126,221

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	98,726	735,984

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	278,776	488,857

Electric Utilities 0.0%†
Contact Energy Ltd.*	46,088	222,341

Hotels, Restaurants & Leisure 0.0%†
Sky City Entertainment Group Ltd.	86,105	248,412

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	125,454	225,739

		1,921,333

NORWAY 0.8%
Chemicals 0.1%
Yara International ASA	27,369	1,602,336

Commercial Banks 0.1%
DnB NOR ASA (a)	142,612	2,318,963

Diversified Telecommunication Services 0.1%
Telenor ASA	120,709	2,085,332

Energy Equipment & Services 0.0%†
Aker Solutions ASA* (a)	24,801	597,769

Industrial Conglomerates 0.1%
Orkla ASA	110,804	1,121,380

Metals & Mining 0.1%
Norsk Hydro ASA	133,883	1,187,501

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	163,224	4,781,469

2011 Semiannual Report	59

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Semiconductors & Semiconductor Equipment 0.0%†
Renewable Energy Corp. ASA*	75,411	$266,318

		13,961,068

PORTUGAL 0.3%
Commercial Banks 0.0%†
Banco Comercial Portugues SA, Class R* (a)	424,878	338,978
Banco Espirito Santo SA REG (a)	71,312	300,379

		639,357

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	30,660	211,828

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA REG (a)	85,775	1,049,702

Electric Utilities 0.1%
EDP — Energias de Portugal SA	276,860	1,131,108

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,211	544,713

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA, Class B	34,826	778,919

Transportation Infrastructure 0.0%†
Brisa Auto-Estradas de Portugal SA	27,147	181,598

		4,537,225

SINGAPORE 1.6%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	255,000	657,143

Airlines 0.1%
Singapore Airlines Ltd.	80,613	928,591

Commercial Banks 0.5%
DBS Group Holdings Ltd.	253,050	3,100,363
Oversea-Chinese Banking Corp. Ltd.	369,600	2,886,290
United Overseas Bank Ltd.	181,500	2,912,144

		8,898,797

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,604	470,933

Diversified Financial Services 0.0%†
Singapore Exchange Ltd. (a)	124,900	796,893

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,166,003	2,976,370

Food & Staples Retailing 0.0%†
Olam International Ltd.	180,500	424,046

Food Products 0.1%
Golden Agri-Resources Ltd.	966,771	526,564
Wilmar International Ltd.	277,158	1,194,485

		1,721,049

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC*	906,217	$1,609,524

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	147,369	755,475
Keppel Corp. Ltd.	204,600	1,992,404
SembCorp Industries Ltd.	149,243	659,381

		3,407,260

Machinery 0.1%
Cosco Corp. Singapore Ltd. (a)	147,066	267,684
SembCorp Marine Ltd.	126,200	585,617

		853,301

Marine 0.0%†
Neptune Orient Lines Ltd. (a)	121,649	187,377

Media 0.0%†
Singapore Press Holdings Ltd. (a)	207,500	675,243

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	255,306	424,023
CapitaMall Trust	335,800	519,424

		943,447

Real Estate Management & Development 0.2%
CapitaLand Ltd.*	370,345	1,030,035
CapitaMalls Asia Ltd.	203,800	295,255
City Developments Ltd.	82,099	795,246
Global Logistic Properties Ltd.*	232,000	366,009
Keppel Land Ltd. (a)	108,000	368,588
UOL Group Ltd.	76,120	301,376

		3,156,509

Road & Rail 0.0%†
ComfortDelgro Corp. Ltd.	280,620	351,419

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U*	766,000	704,720

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	93,181	218,747

		28,981,369

SPAIN 3.6%
Biotechnology 0.0%†
Grifols SA	21,642	428,394

Commercial Banks 1.4%
Banco Bilbao Vizcaya Argentaria SA	626,416	8,024,091
Banco de Sabadell SA	159,994	708,575
Banco de Valencia SA* (a)	29,744	120,271
Banco Popular Espanol SA (a)	130,787	783,447
Banco Santander SA (a)	1,222,874	15,616,682
Bankinter SA (a)	41,211	307,397

		25,560,463

60	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	21,239	$1,068,476
Ferrovial SA	63,758	879,089
Fomento de Construcciones y Contratas SA (a)	7,331	249,061

		2,196,626

Diversified Financial Services 0.1%
Criteria Caixacorp SA	125,966	929,187

Diversified Telecommunication Services 0.9%
Telefonica SA (a)	604,096	16,229,135

Electric Utilities 0.4%
Acciona SA	3,829	445,408
Iberdrola SA	555,908	5,155,205
Red Electrica Corp. SA	16,306	1,038,953

		6,639,566

Gas Utilities 0.1%
Enagas SA	27,175	671,889
Gas Natural SDG SA	47,149	969,491

		1,641,380

Independent Power Producers & Energy Traders 0.0%†
EDP Renovaveis SA*	33,236	255,996
Iberdrola Renovables SA	127,285	582,741

		838,737

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A*	29,477	617,779
Indra Sistemas SA	14,176	321,533

		939,312

Insurance 0.0%†
MAPFRE SA	113,834	475,130

Machinery 0.0%†
Zardoya Otis SA	20,598	350,642

Media 0.0%†
Gestevision Telecinco SA* (a)	23,935	269,054

Metals & Mining 0.0%†
Acerinox SA	14,504	291,377

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	107,141	3,824,848

Specialty Retail 0.2%
Industria de Diseno Textil SA	31,852	2,856,459

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	44,174	1,046,461

		64,516,771

SWEDEN 3.2%
Building Products 0.1%
ASSA ABLOY AB, Class B* (a)	46,541	1,398,100

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Capital Markets 0.0%†
Ratos AB, Class B	14,892	$615,497

Commercial Banks 0.6%
Nordea Bank AB	384,421	4,382,976
Skandinaviska Enskilda Banken AB, Class A	204,885	1,969,542
Svenska Handelsbanken AB, Class A	71,341	2,474,052
Swedbank AB	105,884	2,008,146

		10,834,716

Commercial Services & Supplies 0.0%†
Securitas AB, Class B (a)	45,885	575,099

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	443,580	6,730,672

Construction & Engineering 0.1%
Skanska AB, Class B	57,279	1,231,383

Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,054	340,361
Investor AB, Class B	65,782	1,638,450
Kinnevik Investment AB, Class B	31,603	816,028

		2,794,839

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	47,309	1,188,061
TeliaSonera AB	328,238	2,678,734

		3,866,795

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B (a)	29,071	773,409

Household Durables 0.1%
Electrolux AB	35,816	911,462
Husqvarna AB, Class B* (a)	61,391	482,993

		1,394,455

Machinery 0.9%
Alfa Laval AB (a)	50,768	1,136,499
Atlas Copco AB, Class A (a)	156,334	4,424,297
Hexagon AB, Class B	37,119	964,424
Sandvik AB (a)	146,834	3,112,844
Scania AB, Class B	46,407	1,205,661
SKF AB, Class B (a)	56,551	1,785,473
Volvo AB, Class B (a)	203,650	4,002,199

		16,631,397

Media 0.0%†
Modern Times Group AB, Class B	7,593	582,474

Metals & Mining 0.1%
Boliden AB* (a)	41,187	928,988
SSAB AB, Class A	26,970	481,996

		1,410,984

2011 Semiannual Report	61

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Paper & Forest Products 0.1%
Holmen AB, Class B	7,619	$281,165
Svenska Cellulosa AB, Class B	83,135	1,274,493

		1,555,658

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B (a)	149,830	5,295,321

Tobacco 0.1%
Swedish Match AB* (a)	34,245	1,215,410

		56,906,209

SWITZERLAND 8.5%
Biotechnology 0.0%†
Actelion Ltd. REG*	15,078	888,398

Building Products 0.1%
Geberit AG REG	5,822	1,362,191

Capital Markets 1.1%
Credit Suisse Group AG REG	165,316	7,524,634
GAM Holding AG*	30,618	603,484
Julius Baer Group Ltd.*	30,233	1,414,837
UBS AG REG*	533,907	10,684,850

		20,227,805

Chemicals 0.4%
Givaudan SA REG*	1,222	1,359,713
Sika AG	308	786,739
Syngenta AG REG*	13,828	4,890,373

		7,036,825

Computers & Peripherals 0.0%†
Logitech International SA REG* (a)	27,443	380,575

Construction Materials 0.2%
Holcim Ltd. REG	35,820	3,121,069

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,897	400,817

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,375	1,549,068

Electrical Equipment 0.5%
ABB Ltd. REG*	322,145	8,896,128

Energy Equipment & Services 0.2%
Transocean Ltd.*	46,749	3,456,573

Food Products 1.9%
Aryzta AG	12,175	679,103
Lindt & Spruengli AG - Participation Certificate*	123	407,739
Lindt & Spruengli AG REG*	16	595,819
Nestle SA REG	508,880	31,585,363

		33,268,024

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Health Care Equipment & Supplies 0.0%†
Sonova Holding AG REG	6,709	$677,493
Straumann Holding AG REG	1,239	324,137

		1,001,630

Insurance 0.6%
Baloise Holding AG REG*	7,420	821,217
Swiss Life Holding AG REG*	4,495	820,722
Swiss Reinsurance Co. Ltd. REG*	51,544	3,075,451
Zurich Financial Services AG*	21,372	6,009,350

		10,726,740

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	6,934	596,309

Machinery 0.1%
Schindler Holding AG - Participation Certificate	7,328	948,429
Schindler Holding AG REG	3,215	414,054

		1,362,483

Marine 0.1%
Kuehne + Nagel International AG REG	7,964	1,273,548

Metals & Mining 0.4%
Xstrata PLC	305,569	7,837,582

Pharmaceuticals 2.0%
Novartis AG REG	310,224	18,396,339
Roche Holding AG	103,356	16,776,737

		35,173,076

Professional Services 0.2%
Adecco SA REG	17,993	1,285,868
SGS SA REG	817	1,623,391

		2,909,259

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	95,508	1,130,223

Textiles, Apparel & Luxury Goods 0.4%
Compagnie Financiere Richemont SA, Class A	76,847	4,970,399
Swatch Group AG (The)	4,476	2,204,141
Swatch Group AG (The) REG	6,449	572,859

		7,747,399

Trading Companies & Distributors 0.1%
Wolseley PLC	42,430	1,541,230

		151,886,952

UNITED KINGDOM 18.3%
Aerospace & Defense 0.4%
BAE Systems PLC	497,444	2,730,625
Cobham PLC	167,466	639,678

62	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Aerospace & Defense (continued)
Rolls-Royce Group PLC*	275,995	$2,968,350
Rolls-Royce Group PLC, Class C* (b)	26,495,520	44,257

		6,382,910

Airlines 0.0%†
International Consolidated Airlines Group SA - EUR*	55,491	221,257
International Consolidated Airlines Group SA - GBP*	82,024	326,355

		547,612

Beverages 0.7%
Diageo PLC	367,289	7,471,875
SABMiller PLC	139,100	5,196,490

		12,668,365

Capital Markets 0.2%
3I Group PLC	145,196	680,934
ICAP PLC	79,050	685,945
Investec PLC	68,040	547,943
Man Group PLC	266,137	1,113,747
Schroders PLC	16,849	535,326

		3,563,895

Chemicals 0.1%
Johnson Matthey PLC	30,833	1,032,857

Commercial Banks 3.0%
Barclays PLC	1,692,956	8,048,338
HSBC Holdings PLC	2,597,349	28,331,636
Lloyds Banking Group PLC*	6,014,712	5,971,753
Royal Bank of Scotland Group PLC*	2,536,331	1,767,714
Standard Chartered PLC	344,946	9,586,698

		53,706,139

Commercial Services & Supplies 0.2%
Aggreko PLC	38,878	1,163,136
Babcock International Group PLC	54,466	583,445
G4S PLC	211,955	978,857
Serco Group PLC	75,478	713,904

		3,439,342

Construction & Engineering 0.0%†
Balfour Beatty PLC	102,981	565,048

Containers & Packaging 0.0%†
Rexam PLC	129,591	846,944

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	21,555	314,624

Diversified Telecommunication Services 0.3%
BT Group PLC	1,133,512	3,721,437
Cable & Wireless Worldwide PLC	402,619	323,412
Inmarsat PLC	64,701	658,936

		4,703,785

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Electric Utilities 0.2%
Scottish & Southern Energy PLC	136,301	$3,092,235

Energy Equipment & Services 0.2%
AMEC PLC	49,346	990,628
Petrofac Ltd.	38,698	978,308
Subsea 7 SA	41,009	1,080,181

		3,049,117

Food & Staples Retailing 0.6%
J Sainsbury PLC	181,164	1,055,248
Tesco PLC	1,180,319	7,957,603
WM Morrison Supermarkets PLC	307,096	1,515,069

		10,527,920

Food Products 0.4%
Associated British Foods PLC	50,876	856,831
Unilever PLC	188,926	6,137,533

		6,994,364

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	131,933	1,448,961

Hotels, Restaurants & Leisure 0.3%
Carnival PLC	26,279	1,058,072
Compass Group PLC	274,531	2,686,409
Intercontinental Hotels Group PLC	43,588	956,880
Thomas Cook Group PLC	135,352	388,357
Tui Travel PLC	81,883	328,372
Whitbread PLC	26,599	747,790

		6,165,880

Household Products 0.3%
Reckitt Benckiser Group PLC	90,416	5,031,389

Independent Power Producers & Energy Traders 0.1%
International Power PLC	219,599	1,215,431

Industrial Conglomerates 0.1%
Smiths Group PLC	56,186	1,252,827

Insurance 0.8%
Admiral Group PLC	30,072	850,761
Aviva PLC	410,896	3,075,142
Legal & General Group PLC	848,054	1,744,283
Old Mutual PLC	789,797	1,841,112
Prudential PLC	375,492	4,857,897
RSA Insurance Group PLC	510,544	1,176,549
Standard Life PLC	338,051	1,281,053

		14,826,797

Internet & Catalog Retail 0.0%†
Home Retail Group PLC	116,514	430,064

Machinery 0.1%
Invensys PLC	117,422	668,580
Weir Group PLC (The)	30,912	995,642

		1,664,222

2011 Semiannual Report	63

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media 0.4%
British Sky Broadcasting Group PLC	165,985	$2,334,471
ITV PLC*	556,506	708,703
Pearson PLC	118,198	2,265,371
Reed Elsevier PLC	175,550	1,555,245

		6,863,790

Metals & Mining 2.4%
Anglo American PLC	193,510	10,143,611
Antofagasta PLC	58,951	1,355,787
BHP Billiton PLC	323,698	13,685,967
Eurasian Natural Resources Corp. PLC	37,171	569,628
Kazakhmys PLC	31,349	728,199
Lonmin PLC	24,047	658,745
Rio Tinto PLC	212,995	15,541,248
Vedanta Resources PLC	18,028	703,986

		43,387,171

Multiline Retail 0.1%
Marks & Spencer Group PLC	228,333	1,483,524
Next PLC	26,624	997,528

		2,481,052

Multi-Utilities 0.6%
Centrica PLC	755,596	4,057,862
National Grid PLC	512,300	5,256,247
United Utilities Group PLC	97,810	1,033,578

		10,347,687

Oil, Gas & Consumable Fuels 2.2%
BG Group PLC	497,190	12,803,445
BP PLC	2,761,427	21,227,862
Cairn Energy PLC*	209,198	1,582,730
Tullow Oil PLC	131,054	3,144,408

		38,758,445

Pharmaceuticals 1.5%
AstraZeneca PLC	207,922	10,316,654
GlaxoSmithKline PLC	764,009	16,689,808

		27,006,462

Professional Services 0.1%
Capita Group PLC (The)	88,957	1,094,926
Intertek Group PLC	24,051	854,410

		1,949,336

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	129,874	1,307,655
Capital Shopping Centres Group PLC	81,680	555,103
Hammerson PLC	101,892	801,057
Land Securities Group PLC	113,692	1,494,465
Segro PLC	106,329	578,704

		4,736,984

Road & Rail 0.0%†
Firstgroup PLC	72,664	394,849

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	193,396	$2,004,457

Software 0.1%
Autonomy Corp. PLC*	31,020	837,183
Sage Group PLC (The)	187,783	896,115

		1,733,298

Specialty Retail 0.1%
Kingfisher PLC	349,655	1,606,518

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	64,835	1,406,858

Tobacco 1.0%
British American Tobacco PLC	293,224	12,813,039
Imperial Tobacco Group PLC	150,266	5,300,246

		18,113,285

Trading Companies & Distributors 0.0%†
Bunzl PLC	47,925	596,732

Water Utilities 0.0%†
Severn Trent PLC	35,438	890,867

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	7,671,818	22,177,714

		327,926,233

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc. REG (c)	8,845	1,524,390

Total Common Stocks (cost $1,564,817,997)		1,761,947,836

Preferred Stocks 0.6%
GERMANY 0.6%* (a)
Automobiles 0.4%
Bayerische Motoren Werke AG	8,063	502,691
Porsche Automobil Holding SE	22,721	1,642,351
Volkswagen AG * (a)	24,875	4,895,850

		7,040,892

Household Products 0.1%
Henkel AG & Co. KGaA	25,801	1,758,978

Media 0.0%†
ProSiebenSat.1 Media AG	11,031	316,096

Multi-Utilities 0.1%
RWE AG	5,847	355,637

Total Preferred Stocks (cost $6,062,835)		9,471,603

64	Semiannual Report 2011

Rights 0.0%†

	Number of Rights	Market Value

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co. Ltd. 5/17/2011* (b)	123,176	$0

PORTUGAL 0.0%†
Commercial Banks 0.0%†
Banco Comercial Portugues SA 5/5/2011*	424,878	14,474

SPAIN 0.0%†
Commercial Banks 0.0%†
Banco de Valencia SA 5/9/2011*	29,744	2,335

Total Rights (cost $—)		16,809

Mutual Fund 0.0%†

	Shares	Market Value

Money Market Fund 0.0%†
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (d)	883,653	883,653

Total Mutual Fund (cost $883,653)		883,653

Repurchase Agreements 9.9%

	Principal Amount	Market Value

Deutsche Bank, 0.03%, dated 04/29/2011, due 05/02/2011, repurchase price $60,000,150, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 05.38%, maturing 05/11/2011 - 05/12/2025; total market value of $61,200,119. (e)	$60,000,000	60,000,000

Repurchase Agreements 9.9% (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $116,530,480, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $118,860,594. (e)	$116,529,994	$116,529,994

Total Repurchase Agreements (cost $176,529,994)		176,529,994

Total Investments (cost $1,748,294,479) (f) — 109.0%		1,948,849,895
Liabilities in excess of other assets — (9.0)%		(160,360,904)

NET ASSETS — 100.0%		$1,788,488,991

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $168,220,058.

(b)	Fair Valued Security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2011 was $1,524,390 which represents 0.09% of net assets.

(d)	Represents 7-day effective yield as of April 30, 2011.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $176,529,994.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AE	Corporation

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

BM	Limited Liability

CDI	CREST Depository Interests

2011 Semiannual Report	65

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund (Continued)

CVA	Dutch Certificate

EUR	EURO

FDR	Fiduciary Depositary Receipt

GBP	Great British Pound

KGaA	Limited Partnership with shares

KK	Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

PPS	Price Protected Shares

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

ScpA	Joint Stock Company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

VVPR	Belgian Dividend Coupon

At April 30, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
107	DJ Euro Stoxx 50	06/17/11	$4,670,496	$180,757
32	E-Mini MSCI EAFE Index	06/17/11	2,875,520	127,688
38	FTSE 100 Index	06/17/11	3,829,344	96,152
11	SPI 200 Index	06/16/11	1,449,263	15,654
31	Topix Index	06/09/11	3,261,851	(24,865)

			$16,086,474	$395,386

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide International Index Fund
Assets:
Investments, at value (cost $1,571,764,485)*	$1,772,319,901
Repurchase agreements, at value and cost	176,529,994

Total Investments	1,948,849,895

Deposits with broker for futures	1,125,000
Foreign currencies, at value (cost $6,541,558)	6,598,787
Dividends receivable	7,783,040
Security lending income receivable	370,611
Receivable for investments sold	2,312,411
Receivable for capital shares issued	261,030
Reclaims receivable	1,690,005
Unrealized appreciation on futures contracts	420,251
Receivable for foreign currency exchange on futures contracts	2,735
Prepaid expenses	64,416

Total Assets	1,969,478,181

Liabilities:
Payable for investments purchased	2,318,168
Payable for capital shares redeemed	1,387,034
Unrealized depreciation on futures contracts	24,865
Payable upon return of securities loaned (Note 2)	176,529,994
Accrued expenses and other payables:
Investment advisory fees	345,779
Fund administration fees	41,303
Distribution fees	85,403
Administrative servicing fees	49,502
Accounting and transfer agent fees	10,171
Trustee fees	6,107
Custodian fees	19,098
Compliance program costs (Note 3)	8,689
Professional fees	39,851
Printing fees	10,440
Recoupment fees	90,398
Other	22,388

Total Liabilities	180,989,190

Net Assets	$1,788,488,991

Represented by:
Capital	$1,605,404,461
Accumulated undistributed net investment income	10,136,097
Accumulated net realized losses from investment, futures and foreign currency transactions	(28,413,136)
Net unrealized appreciation/(depreciation) from investments	200,555,416
Net unrealized appreciation/(depreciation) from futures (Note 2)	395,386
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	410,767

Net Assets	$1,788,488,991

*	Includes value of securities on loan of $168,220,058 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	67

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide International Index Fund
Net Assets:
Class A Shares	$427,782,665
Class B Shares	225,186
Class C Shares	811,766
Class R2 Shares	4,019
Institutional Class Shares	1,359,665,355

Total	$1,788,488,991

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	52,748,057
Class B Shares	28,452
Class C Shares	104,825
Class R2 Shares	496
Institutional Class Shares	166,950,163

Total	219,831,993

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.11
Class B Shares (a)	$7.91
Class C Shares (b)	$7.74
Class R2 Shares	$8.10
Institutional Class Shares	$8.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$26,070,719
Income from securities lending (Note 2)	750,764
Other income	8,590
Interest income	4,034
Foreign tax withholding	(1,910,269)

Total Income	24,923,838

EXPENSES:
Investment advisory fees	2,207,572
Fund administration fees	251,861
Distribution fees Class A	496,013
Distribution fees Class B	1,046
Distribution fees Class C	3,605
Distribution fees Class R2	9
Administrative servicing fees Class A	290,427
Registration and filing fees	29,295
Professional fees	24,319
Printing fees	2,982
Trustee fees	25,736
Custodian fees	32,034
Accounting and transfer agent fees	66,252
Compliance program costs (Note 3)	1,234
Recoupment fees (Note 3)	199,546
Other	31,128

Total expenses before earnings credit, fees waived and expenses reimbursed	3,663,059

Earnings credit (Note 6)	(79)
Investment advisory fees waived (Note 3)	(201,301)
Expenses reimbursed by adviser (Note 3)	(1)

Net Expenses	3,461,678

NET INVESTMENT INCOME	21,462,160

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	865,435
Net realized gains from futures transactions (Note 2)	791,168
Net realized gains from foreign currency transactions (Note 2)	419,101

Net realized gains from investment, futures and foreign currency transactions	2,075,704

Net change in unrealized appreciation/(depreciation) from investments	177,321,469
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	356,081
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	77,202

Net change in unrealized appreciation/(depreciation) from investments	177,754,752

Net realized/unrealized gains from investments and foreign currency transactions	179,830,456

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$201,292,616

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	69

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$21,462,160	$38,380,151
Net realized gains/(losses) from investment, futures and foreign currency transactions	2,075,704	(8,028,969)
Net change in unrealized appreciation from investments	177,754,752	105,459,169

Change in net assets resulting from operations	201,292,616	135,810,351

Distributions to Shareholders From:
Net investment income:
Class A	(4,052,169)	(9,501,308)
Class B	(1,631)	(6,629)
Class C	(5,561)	(14,441)
Class R2	(34)	(141)
Institutional Class	(14,983,887)	(31,971,116)

Change in net assets from shareholder distributions	(19,043,282)	(41,493,635)

Change in net assets from capital transactions	21,600,900	29,078,893

Change in net assets	203,850,234	123,395,609

Net Assets:
Beginning of period	1,584,638,757	1,461,243,148

End of period	$1,788,488,991	$1,584,638,757

Accumulated undistributed net investment income at end of period	$10,136,097	$7,717,219

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,339,427	$58,132,219
Dividends reinvested	4,004,797	9,420,108
Cost of shares redeemed	(25,127,315)	(48,502,757)

Total Class A	(7,783,091)	19,049,570

Class B Shares
Proceeds from shares issued	3,206	3,460
Dividends reinvested	953	4,872
Cost of shares redeemed	(7,889)	(226,128)

Total Class B	(3,730)	(217,796)

Class C Shares
Proceeds from shares issued	65,071	158,773
Dividends reinvested	4,055	10,149
Cost of shares redeemed	(6,204)	(177,528)

Total Class C	62,922	(8,606)

Class R2 Shares
Proceeds from shares issued	—	1,000
Dividends reinvested	34	141
Cost of shares redeemed	(2,700)	(776)

Total Class R2	(2,666)	365

The accompanying notes are an integral part of these financial statements.

70	Semiannual Report 2011

	Nationwide International Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Institutional Class Shares
Proceeds from shares issued	$59,721,836	$167,731,971
Dividends reinvested	14,983,607	31,970,415
Cost of shares redeemed	(45,377,978)	(189,447,026)

Total Institutional Class	29,327,465	10,255,360

Change in net assets from capital transactions	$21,600,900	$29,078,893

SHARE TRANSACTIONS:
Class A Shares
Issued	1,762,076	8,619,385
Reinvested	545,210	1,418,418
Redeemed	(3,401,822)	(7,301,376)

Total Class A Shares	(1,094,536)	2,736,427

Class B Shares
Issued	429	498
Reinvested	133	737
Redeemed	(1,060)	(32,201)

Total Class B Shares	(498)	(30,966)

Class C Shares
Issued	9,019	24,418
Reinvested	578	1,593
Redeemed	(869)	(28,322)

Total Class C Shares	8,728	(2,311)

Class R2 Shares
Issued	—	149
Reinvested	5	21
Redeemed	(359)	(114)

Total Class R2 Shares	(354)	56

Institutional Class Shares
Issued	7,899,608	24,221,761
Reinvested	2,031,083	4,786,842
Redeemed	(5,971,181)	(27,696,702)

Total Institutional Class Shares	3,959,510	1,311,901

Total change in shares	2,872,850	4,015,107

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	71

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.28	0.09	0.82	0.91	(0.08)	–	(0.08)	–	$8.11	12.57%		$427,782,665	0.72%	2.30%	0.75%	1.63%
Year Ended October 31, 2010 (f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%	)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%		$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	–	$10.59	26.89%		$103,403,038	0.76%	1.95%	0.80%	8.66%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.11	0.06	0.80	0.86	(0.06)	–	(0.06)	–	$7.91	12.14%		$225,186	1.32%	1.71%	1.35%	1.63%
Year Ended October 31, 2010 (f)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%		$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%		$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%	)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%		$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	–	$10.42	25.98%		$604,517	1.37%	1.41%	1.41%	8.66%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$6.96	0.06	0.78	0.84	(0.06)	–	(0.06)	–	$7.74	12.12%		$811,766	1.32%	1.75%	1.35%	1.63%
Year Ended October 31, 2010 (f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%	)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%		$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	–	$10.25	26.06%		$639,287	1.37%	1.36%	1.41%	8.66%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.27	0.08	0.82	0.90	(0.07)	–	(0.07)	–	$8.10	12.48%		$4,019	0.86%	2.14%	0.88%	1.63%
Year Ended October 31, 2010 (f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%	)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%		$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$7.31	0.10	0.82	0.92	(0.09)	–	(0.09)	–	$8.14	12.74%		$1,359,665,355	0.33%	2.71%	0.35%	1.63%
Year Ended October 31, 2010 (f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%	)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%		$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	–	$10.61	27.32%		$1,900,802,330	0.37%	2.34%	0.41%	8.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

72	Semiannual Report 2011

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2011, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 22.89% versus 23.25% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 374 funds as of April 30, 2011) was 21.06% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the Fund’s benchmark, the S&P 400 Index (the Index) posted positive returns during the reporting period. The strongest-performing sectors were energy with a 37.55% return, information health care with a 29.58% return and industrials with a 29.25% return. The three stocks that provided the most positive contributions to Fund performance during the reporting period were: Green Mountain Coffee Roasters, Inc., a specialty coffee and coffeemaker business; Atmel Corp., a supplier of microcontrollers; and Vertex Pharmaceuticals Inc., a developer of small-molecule drugs for the treatment of diseases.

What areas of investment detracted from Fund performance?

While all of the sectors within the Index posted positive performance, the weakest-performing sectors were telecommunications services with a 7.99% return, financials with a 14.58% return and utilities with a 16.60%. Three Fund holdings that most detracted from relative Fund performance were AOL Inc., a global web services company; Eastman Kodak Co., a seller of imaging products, technology, solutions and services; and DreamWorks Animation SKG Inc., a creator of animated films and characters.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows. These derivatives are not used in any speculative or arbitrage capacity. These derivatives had no impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

2011 Semiannual Report	73

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	22.89%	24.38%	5.63%	7.73%
	w/SC2	15.84%	17.26%	4.39%	7.09%
Class B3	w/o SC1	22.49%	23.51%	4.97%	7.05%
	w/SC4	17.49%	18.51%	4.64%	7.05%
Class C5	w/o SC1	22.43%	23.50%	4.96%	7.04%
	w/SC6	21.43%	22.50%	4.96%	7.04%
Class R2[7,8,9]		22.81%	24.21%	5.57%	7.70%
Institutional Class[7]		23.04%	24.74%	6.03%	8.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated

to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.68%
Class B	1.31%
Class C	1.31%
Class R2	0.96%
Institutional Class	0.31%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

74	Semiannual Report 2011

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Mid Cap Market Index Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual	1,000.00	1,228.90	3.70	0.67
	Hypothetical[b]	1,000.00	1,021.47	3.36	0.67
Class B Shares	Actual	1,000.00	1,224.90	7.12	1.29
	Hypothetical[b]	1,000.00	1,018.40	6.46	1.29
Class C Shares	Actual	1,000.00	1,224.30	7.11	1.29
	Hypothetical[b]	1,000.00	1,018.40	6.46	1.29
Class R2 Shares	Actual	1,000.00	1,228.10	3.98	0.72
	Hypothetical[b]	1,000.00	1,021.22	3.61	0.72
Institutional Class Shares	Actual	1,000.00	1,230.40	1.60	0.29
	Hypothetical[b]	1,000.00	1,023.36	1.45	0.29

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011. multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	75

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Mid Cap Market Index Fund

Asset Allocation
Common Stocks	97.4%
Mutual Fund	2.5%
Repurchase Agreements	2.1%
Liabilities in excess of other assets	(2.0%)

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	7.7%
Machinery	5.7%
Software	4.2%
Insurance	3.8%
Specialty Retail	3.7%
Oil, Gas & Consumable Fuels	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Chemicals	3.4%
Energy Equipment & Services	3.2%
Commercial Banks	3.2%
Other Industries *	58.2%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	2.4%
Vertex Pharmaceuticals, Inc.	0.9%
Cimarex Energy Co.	0.7%
BorgWarner, Inc.	0.7%
Lubrizol Corp.	0.7%
Green Mountain Coffee Roasters, Inc.	0.6%
Pride International, Inc.	0.6%
Perrigo Co.	0.6%
Bucyrus International, Inc.	0.6%
Ametek, Inc.	0.6%
Other Holdings*	91.6%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

76	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 97.4%

	Shares	Market Value

Aerospace & Defense 0.7%
Alliant Techsystems, Inc.	30,526	$2,156,662
BE Aerospace, Inc.*	93,221	3,597,398
Huntington Ingalls Industries, Inc.* (a)	44,460	1,778,400

		7,532,460

Air Freight & Logistics 0.2%
UTi Worldwide, Inc.	93,161	2,087,738

Airlines 0.4%
AirTran Holdings, Inc.*	122,989	923,647
Alaska Air Group, Inc.*	32,757	2,157,704
JetBlue Airways Corp.*	183,206	1,036,946

		4,118,297

Auto Components 1.0%
BorgWarner, Inc.*	101,866	7,868,130
Gentex Corp.	129,876	4,071,612

		11,939,742

Automobiles 0.1%
Thor Industries, Inc.	38,398	1,190,722

Beverages 0.4%
Hansen Natural Corp.*	63,288	4,186,501

Biotechnology 1.2%
United Therapeutics Corp.*	46,331	3,102,324
Vertex Pharmaceuticals, Inc.*	186,353	10,253,142

		13,355,466

Building Products 0.2%
Lennox International, Inc.	41,250	2,005,163

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	47,322	5,161,884
Apollo Investment Corp.	178,650	2,117,002
Eaton Vance Corp.	108,596	3,667,287
Greenhill & Co., Inc.	23,089	1,362,251
Jefferies Group, Inc.	130,191	3,146,716
Raymond James Financial, Inc.	92,065	3,452,438
SEI Investments Co.	132,336	2,955,063
Waddell & Reed Financial, Inc., Class A	78,318	3,211,821

		25,074,462

Chemicals 3.5%
Albemarle Corp.	83,536	5,893,465
Ashland, Inc.	72,055	4,473,174
Cabot Corp.	59,684	2,676,827
Cytec Industries, Inc.	45,123	2,647,818
Intrepid Potash, Inc.*	40,125	1,374,682
Lubrizol Corp.	58,416	7,858,120
Minerals Technologies, Inc.	16,533	1,124,244
NewMarket Corp.	8,708	1,605,059
Olin Corp.	72,801	1,873,898

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
RPM International, Inc.	118,564	$2,786,254
Scotts Miracle-Gro Co. (The), Class A	41,633	2,351,016
Sensient Technologies Corp.	45,774	1,734,377
Valspar Corp.	87,451	3,437,699

		39,836,633

Commercial Banks 3.3%
Associated Banc-Corp.	158,154	2,309,048
BancorpSouth, Inc. (a)	66,539	901,603
Bank of Hawaii Corp.	43,827	2,138,319
Cathay General Bancorp	71,170	1,213,449
City National Corp.	42,951	2,452,932
Commerce Bancshares, Inc.	70,551	3,002,651
Cullen/Frost Bankers, Inc.	55,780	3,304,407
East West Bancorp, Inc.	135,459	2,862,249
FirstMerit Corp.	99,670	1,741,235
Fulton Financial Corp.	182,036	2,126,180
International Bancshares Corp.	48,036	846,394
PacWest Bancorp	29,987	689,401
Prosperity Bancshares, Inc.	42,747	1,959,950
SVB Financial Group*	38,735	2,341,143
Synovus Financial Corp.	696,727	1,741,818
TCF Financial Corp. (a)	142,569	2,222,651
Trustmark Corp.	51,505	1,196,976
Valley National Bancorp	147,709	2,115,193
Webster Financial Corp.	66,277	1,426,281
Westamerica Bancorp	26,266	1,334,050

		37,925,930

Commercial Services & Supplies 1.5%
Brink’s Co. (The)	42,264	1,395,135
Clean Harbors, Inc.*	20,996	2,068,106
Copart, Inc.*	54,536	2,474,298
Corrections Corp of America*	99,634	2,479,890
Deluxe Corp.	46,544	1,260,412
Herman Miller, Inc.	51,723	1,345,832
HNI Corp.	40,592	1,117,092
Mine Safety Appliances Co.	28,379	1,126,079
Rollins, Inc.	57,466	1,205,062
Waste Connections, Inc.	103,876	3,196,264

		17,668,170

Communications Equipment 1.4%
ADTRAN, Inc.	58,923	2,431,752
Ciena Corp.*	86,655	2,447,137
Plantronics, Inc.	44,804	1,660,884
Polycom, Inc.*	79,933	4,782,392
Riverbed Technology, Inc.*	137,567	4,834,104

		16,156,269

Computers & Peripherals 0.6%
Diebold, Inc.	60,103	2,031,482

2011 Semiannual Report	77

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals (continued)
NCR Corp.*	145,962	$2,891,507
QLogic Corp.*	96,532	1,735,645

		6,658,634

Construction & Engineering 1.3%
Aecom Technology Corp.*	108,230	2,950,350
Granite Construction, Inc.	31,061	844,238
KBR, Inc.	137,891	5,290,878
Shaw Group, Inc. (The)*	77,541	3,016,345
URS Corp.*	73,502	3,289,214

		15,391,025

Construction Materials 0.3%
Martin Marietta Materials, Inc. (a)	41,476	3,782,196

Containers & Packaging 1.5%
AptarGroup, Inc.	61,099	3,204,642
Greif, Inc., Class A	28,540	1,772,334
Packaging Corp. of America	93,373	2,663,932
Rock-Tenn Co., Class A (a)	35,942	2,482,514
Silgan Holdings, Inc.	44,713	2,050,538
Sonoco Products Co.	91,419	3,159,441
Temple-Inland, Inc.	98,810	2,324,999

		17,658,400

Distributors 0.3%
LKQ Corp.*	132,929	3,352,469

Diversified Consumer Services 1.0%
Career Education Corp.*	56,725	1,237,172
ITT Educational Services, Inc.* (a)	21,088	1,512,642
Matthews International Corp., Class A (a)	26,784	1,075,110
Regis Corp.	52,326	889,542
Service Corp. International	219,082	2,578,595
Sotheby’s	61,136	3,088,591
Strayer Education, Inc. (a)	11,402	1,412,480

		11,794,132

Diversified Financial Services 0.3%
MSCI, Inc., Class A*	109,120	3,870,486

Diversified Telecommunication Services 0.3%
tw telecom inc.*	137,242	2,956,193

Electric Utilities 1.7%
Cleco Corp.	55,751	1,956,860
DPL, Inc.	108,624	3,290,221
Great Plains Energy, Inc.	123,825	2,548,319
Hawaiian Electric Industries, Inc.	86,673	2,209,295
IDACORP, Inc.	45,259	1,774,605
NV Energy, Inc.	214,764	3,262,265
PNM Resources, Inc.	78,461	1,202,807
Westar Energy, Inc.	103,557	2,817,786

		19,062,158

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.8%
Acuity Brands, Inc.	39,451	$2,319,719
Ametek, Inc.	146,574	6,748,244
Hubbell, Inc., Class B	55,247	3,866,737
Regal-Beloit Corp.	35,239	2,670,764
Thomas & Betts Corp.*	47,623	2,760,705
Woodward, Inc.	54,058	2,002,849

		20,369,018

Electronic Equipment, Instruments & Components 2.4%
Arrow Electronics, Inc.*	104,666	4,771,723
Avnet, Inc.*	139,187	5,055,272
Ingram Micro, Inc., Class A*	145,262	2,720,757
Itron, Inc.*	37,033	2,015,706
National Instruments Corp.	81,242	2,464,882
Tech Data Corp.*	42,580	2,262,276
Trimble Navigation Ltd.*	111,375	5,216,805
Vishay Intertechnology, Inc.*	150,680	2,874,974

		27,382,395

Energy Equipment & Services 3.3%
Atwood Oceanics, Inc.*	51,369	2,308,009
CARBO Ceramics, Inc.	17,345	2,791,504
Dril-Quip, Inc.*	31,441	2,407,123
Exterran Holdings, Inc.*	57,233	1,242,528
Helix Energy Solutions Group, Inc.*	96,963	1,835,510
Oceaneering International, Inc.*	49,332	4,312,603
Oil States International, Inc.*	46,373	3,849,423
Patterson-UTI Energy, Inc.	140,575	4,373,288
Pride International, Inc.*	161,393	7,086,767
Superior Energy Services, Inc.*	71,918	2,763,090
Tidewater, Inc.	46,908	2,791,495
Unit Corp.*	36,366	2,291,785

		38,053,125

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	49,844	2,557,994
Ruddick Corp.	39,194	1,627,335

		4,185,329

Food Products 1.9%
Corn Products International, Inc.	69,455	3,826,970
Flowers Foods, Inc. (a)	68,946	2,106,990
Green Mountain Coffee Roasters, Inc.*	105,853	7,087,917
Lancaster Colony Corp. (a)	17,380	1,062,092
Ralcorp Holdings, Inc.*	50,119	3,899,258
Smithfield Foods, Inc.*	151,345	3,565,688
Tootsie Roll Industries, Inc.	23,050	683,202

		22,232,117

Gas Utilities 2.0%
AGL Resources, Inc.	71,104	2,951,527
Atmos Energy Corp.	82,646	2,883,519

78	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Gas Utilities (continued)
Energen Corp.	65,690	$4,270,507
National Fuel Gas Co.	75,069	5,502,557
Questar Corp.	161,175	2,831,845
UGI Corp.	101,290	3,372,957
WGL Holdings, Inc.	46,802	1,849,615

		23,662,527

Health Care Equipment & Supplies 3.1%
Cooper Cos., Inc. (The)	42,147	3,156,810
Gen-Probe, Inc.*	44,010	3,649,309
Hill-Rom Holdings, Inc.	57,612	2,593,116
Hologic, Inc.*	237,763	5,235,541
IDEXX Laboratories, Inc.*	52,268	4,256,183
Immucor, Inc.*	63,390	1,383,804
Kinetic Concepts, Inc.*	57,222	3,377,815
Masimo Corp. (a)	54,489	1,895,672
ResMed, Inc.*	139,762	4,457,010
STERIS Corp.	54,285	1,956,432
Teleflex, Inc.	36,532	2,301,882
Thoratec Corp.*	53,147	1,631,613

		35,895,187

Health Care Providers & Services 3.2%
Community Health Systems, Inc.*	84,613	2,600,157
Health Management Associates, Inc., Class A*	229,786	2,591,986
Health Net, Inc.*	84,470	2,812,851
Henry Schein, Inc.*	83,777	6,121,585
Kindred Healthcare, Inc.*	35,918	905,852
LifePoint Hospitals, Inc.*	47,118	1,960,580
Lincare Holdings, Inc.	87,781	2,758,079
Mednax, Inc.*	43,742	3,102,183
Omnicare, Inc.	106,551	3,347,832
Owens & Minor, Inc.	58,035	1,999,306
Universal Health Services, Inc., Class B	88,859	4,867,696
VCA Antech, Inc.*	78,886	1,940,596
WellCare Health Plans, Inc.*	38,955	1,706,619

		36,715,322

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	172,324	3,711,859

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	49,016	1,911,134
Bob Evans Farms, Inc.	27,621	866,195
Boyd Gaming Corp.* (a)	52,019	465,050
Brinker International, Inc.	81,632	1,966,515
Cheesecake Factory, Inc. (The)*	54,923	1,615,835
International Speedway Corp., Class A	26,664	815,918
Life Time Fitness, Inc.*	37,979	1,485,738
Panera Bread Co., Class A*	28,684	3,473,919
Scientific Games Corp., Class A*	58,384	614,200

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Wendy’s/Arby’s Group, Inc., Class A	292,060	$1,407,729
WMS Industries, Inc.*	52,768	1,730,790

		16,353,023

Household Durables 1.5%
American Greetings Corp., Class A	36,424	896,030
KB Home	65,862	777,830
M.D.C. Holdings, Inc.	34,209	998,561
Mohawk Industries, Inc.*	51,313	3,080,833
NVR, Inc.*	5,373	3,972,420
Ryland Group, Inc.	40,353	698,510
Toll Brothers, Inc.*	132,382	2,781,346
Tupperware Brands Corp.	57,259	3,645,681

		16,851,211

Household Products 0.9%
Church & Dwight Co., Inc.	65,000	5,361,200
Energizer Holdings, Inc.*	64,399	4,864,057

		10,225,257

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	55,666	2,757,694

Information Technology Services 2.5%
Acxiom Corp.*	72,734	1,059,007
Alliance Data Systems Corp.* (a)	46,611	4,428,045
Broadridge Financial Solutions, Inc.	114,290	2,656,099
Convergys Corp.*	112,110	1,625,595
CoreLogic, Inc.*	95,388	1,756,093
DST Systems, Inc.	32,672	1,611,056
Gartner, Inc.*	77,882	3,341,917
Global Payments, Inc.	72,724	3,871,826
Jack Henry & Associates, Inc.	78,585	2,669,532
Lender Processing Services, Inc.	81,148	2,388,186
Mantech International Corp., Class A*	20,491	899,350
NeuStar, Inc., Class A*	65,585	1,763,581
SRA International, Inc., Class A*	38,912	1,205,883

		29,276,170

Insurance 3.9%
American Financial Group, Inc.	69,949	2,502,076
Arthur J Gallagher & Co.	99,003	2,948,309
Aspen Insurance Holdings Ltd.	64,615	1,846,051
Brown & Brown, Inc.	106,614	2,755,972
Everest Re Group Ltd.	49,623	4,521,648
Fidelity National Financial, Inc., Class A	203,947	3,148,942
First American Financial Corp.	95,985	1,497,366
Hanover Insurance Group, Inc. (The)	41,439	1,749,555
HCC Insurance Holdings, Inc.	104,743	3,408,337
Mercury General Corp.	32,248	1,281,535
Old Republic International Corp.	236,330	2,994,301
Protective Life Corp.	78,309	2,107,295
Reinsurance Group of America, Inc.	71,914	4,552,156

2011 Semiannual Report	79

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
StanCorp Financial Group, Inc.	42,063	$1,812,915
Transatlantic Holdings, Inc.	56,839	2,801,594
Unitrin, Inc.	44,865	1,356,718
W.R. Berkley Corp.	105,437	3,438,301

		44,723,071

Internet Software & Services 1.1%
AOL, Inc.*	97,757	1,992,288
Digital River, Inc.*	35,503	1,155,267
Equinix, Inc.*	41,929	4,220,573
Rackspace Hosting, Inc.*	89,722	4,144,259
ValueClick, Inc.*	73,369	1,228,931

		12,741,318

Leisure Equipment & Products 0.3%
Eastman Kodak Co.* (a)	244,645	680,113
Polaris Industries, Inc.	31,084	3,277,186

		3,957,299

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc., Class A*	17,832	2,231,140
Charles River Laboratories International, Inc.*	47,191	1,990,988
Covance, Inc.*	55,070	3,447,382
Mettler-Toledo International, Inc.*	29,465	5,521,741
Pharmaceutical Product Development, Inc.	105,017	3,239,775
Techne Corp.	33,862	2,631,416

		19,062,442

Machinery 5.8%
AGCO Corp.*	86,069	4,955,853
Bucyrus International, Inc.	74,253	6,790,437
Crane Co.	42,202	2,106,302
Donaldson Co., Inc.	70,114	4,293,080
Gardner Denver, Inc.	47,576	4,111,042
Graco, Inc.	54,835	2,743,395
Harsco Corp.	73,601	2,620,195
IDEX Corp.	75,154	3,526,226
Kennametal, Inc.	74,890	3,161,856
Lincoln Electric Holdings, Inc.	38,397	3,017,236
Nordson Corp.	62,190	3,542,964
Oshkosh Corp.*	82,721	2,618,947
Pentair, Inc.	89,710	3,602,754
SPX Corp.	46,115	3,986,642
Terex Corp.*	99,456	3,459,080
Timken Co.	74,066	4,176,582
Trinity Industries, Inc.	72,743	2,633,296
Valmont Industries, Inc.	19,490	2,052,297
Wabtec Corp.	43,720	3,120,734

		66,518,918

Common Stocks (continued)

	Shares	Market Value

Marine 0.4%
Alexander & Baldwin, Inc.	37,766	$1,990,268
Kirby Corp.*	48,937	2,778,643

		4,768,911

Media 0.7%
DreamWorks Animation SKG, Inc., Class A*	65,761	1,742,009
Harte-Hanks, Inc.	36,168	336,001
John Wiley & Sons, Inc., Class A	42,730	2,176,239
Lamar Advertising Co., Class A*	52,577	1,709,804
Meredith Corp. (a)	33,025	1,103,695
New York Times Co. (The), Class A*	108,706	883,780
Scholastic Corp. (a)	21,861	574,507

		8,526,035

Metals & Mining 1.3%
Carpenter Technology Corp.	40,245	2,062,959
Commercial Metals Co.	104,827	1,756,900
Compass Minerals International, Inc.	29,939	2,922,346
Reliance Steel & Aluminum Co.	68,061	3,852,933
Steel Dynamics, Inc.	198,666	3,613,734
Worthington Industries, Inc.	50,787	1,095,476

		15,304,348

Multiline Retail 0.8%
99 Cents Only Stores*	42,594	858,695
Dollar Tree, Inc.*	114,156	6,563,970
Saks, Inc.*	147,342	1,762,210

		9,184,875

Multi-Utilities 1.8%
Alliant Energy Corp.	101,080	3,996,703
Black Hills Corp.	35,542	1,235,085
MDU Resources Group, Inc.	172,073	4,110,824
NSTAR	94,432	4,372,202
OGE Energy Corp.	89,007	4,732,502
Vectren Corp.	74,647	2,133,411

		20,580,727

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	50,996	2,003,633

Oil, Gas & Consumable Fuels 3.6%
Arch Coal, Inc.	148,115	5,080,344
Bill Barrett Corp.*	42,926	1,791,302
Cimarex Energy Co.	77,965	8,622,149
Comstock Resources, Inc.*	43,192	1,384,736
Forest Oil Corp.*	103,568	3,719,127
Frontier Oil Corp.	96,438	2,694,478
Northern Oil and Gas, Inc.* (a)	49,472	1,175,455
Overseas Shipholding Group, Inc.	24,499	682,542
Patriot Coal Corp.*	83,447	2,101,195
Plains Exploration & Production Co.*	127,718	4,858,393
Quicksilver Resources, Inc.*	111,040	1,648,944

80	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Office Electronics (continued)
SM Energy Co.	57,829	$4,386,908
Southern Union Co.	113,636	3,397,716

		41,543,289

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	119,625	1,112,513

Personal Products 0.3%
Alberto-Culver Co.	78,240	2,921,482

Pharmaceuticals 1.1%
Endo Pharmaceuticals Holdings, Inc.*	106,921	4,187,026
Medicis Pharmaceutical Corp., Class A	53,963	1,913,528
Perrigo Co.	75,760	6,845,674

		12,946,228

Professional Services 0.9%
Corporate Executive Board Co. (The)	31,096	1,239,176
FTI Consulting, Inc.*	38,291	1,527,811
Korn/Ferry International*	42,078	871,436
Manpower, Inc.	74,649	4,945,496
Towers Watson & Co., Class A	41,526	2,381,931

		10,965,850

Real Estate Investment Trusts (REITs) 7.9%
Alexandria Real Estate Equities, Inc.	50,517	4,149,972
AMB Property Corp.	154,438	5,621,543
BRE Properties, Inc.	59,021	2,993,545
Camden Property Trust	63,613	3,991,716
Corporate Office Properties Trust	60,595	2,133,550
Cousins Properties, Inc.	94,252	848,268
Duke Realty Corp.	230,199	3,510,535
Equity One, Inc.	43,506	862,289
Essex Property Trust, Inc.	29,325	3,972,951
Federal Realty Investment Trust	56,100	4,912,116
Highwoods Properties, Inc.	62,413	2,303,040
Hospitality Properties Trust	112,574	2,718,662
Liberty Property Trust	104,442	3,673,225
Macerich Co. (The)	118,831	6,276,653
Mack-Cali Realty Corp.	79,164	2,796,072
Nationwide Health Properties, Inc.	115,293	5,049,833
Omega Healthcare Investors, Inc.	91,377	2,098,016
Potlatch Corp.	36,240	1,402,126
Rayonier, Inc.	73,907	4,904,469
Realty Income Corp.	114,591	4,073,710
Regency Centers Corp.	74,649	3,512,982
Senior Housing Properties Trust	129,314	3,067,328
SL Green Realty Corp.	71,448	5,896,603
Taubman Centers, Inc.	50,500	2,936,575
UDR, Inc.	166,366	4,307,216
Weingarten Realty Investors	109,842	2,900,927

		90,913,922

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	39,076	$4,000,601

Road & Rail 1.2%
Con-way, Inc.	50,393	1,961,296
J.B. Hunt Transport Services, Inc.	79,649	3,797,664
Kansas City Southern*	93,600	5,439,096
Landstar System, Inc.	43,750	2,073,750
Werner Enterprises, Inc.	40,157	1,050,909

		14,322,715

Semiconductors & Semiconductor Equipment 3.5%
Atmel Corp.*	416,515	6,372,679
Cree, Inc.* (a)	99,703	4,061,900
Cypress Semiconductor Corp.*	158,298	3,444,564
Fairchild Semiconductor International, Inc.*	115,346	2,418,806
Integrated Device Technology, Inc.*	136,599	1,111,233
International Rectifier Corp.*	63,819	2,205,585
Intersil Corp., Class A	114,388	1,689,511
Lam Research Corp.*	112,632	5,441,252
RF Micro Devices, Inc.*	253,118	1,685,766
Semtech Corp.*	58,072	1,630,081
Silicon Laboratories, Inc.*	40,326	1,757,407
Skyworks Solutions, Inc.*	169,047	5,318,219
Varian Semiconductor Equipment Associates, Inc.*	68,470	2,870,947

		40,007,950

Software 4.2%
ACI Worldwide, Inc.*	30,121	995,198
Advent Software, Inc.*	29,626	806,716
ANSYS, Inc.*	83,667	4,625,949
Cadence Design Systems, Inc.*	245,056	2,543,681
Concur Technologies, Inc.*	42,615	2,466,130
FactSet Research Systems, Inc.	42,251	4,622,682
Fair Isaac Corp.	36,452	1,089,186
Informatica Corp.*	96,228	5,389,730
Mentor Graphics Corp.*	100,619	1,484,130
MICROS Systems, Inc.*	73,693	3,833,510
Parametric Technology Corp.*	107,760	2,615,335
Quest Software, Inc.*	57,341	1,477,104
Rovi Corp.* (a)	102,955	4,999,495
Solera Holdings, Inc.	64,224	3,532,320
Synopsys, Inc.*	137,595	3,768,727
TIBCO Software, Inc.*	150,870	4,524,591

		48,774,484

Specialty Retail 3.8%
Aaron’s, Inc.	65,976	1,899,449
Advance Auto Parts, Inc.	72,985	4,777,598
Aeropostale, Inc.*	74,813	1,909,976
American Eagle Outfitters, Inc.	178,422	2,776,246
Ann, Inc.*	49,249	1,537,061

2011 Semiannual Report	81

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Ascena Retail Group, Inc.*	63,359	$1,982,503
Barnes & Noble, Inc. (a)	34,761	382,023
Chico’s FAS, Inc.	162,094	2,371,435
Collective Brands, Inc.*	56,468	1,185,828
Dick’s Sporting Goods, Inc.*	80,796	3,306,980
Foot Locker, Inc.	141,331	3,041,443
Guess?, Inc.	57,956	2,491,529
J Crew Group, Inc.* (b)	56,743	0
Office Depot, Inc.*	250,906	1,081,405
PetSmart, Inc.	107,211	4,521,088
Rent-A-Center, Inc.	58,162	1,771,033
Tractor Supply Co.	66,371	4,106,374
Williams-Sonoma, Inc.	95,823	4,159,677

		43,301,648

Textiles, Apparel & Luxury Goods 1.8%
Deckers Outdoor Corp.*	35,171	2,984,611
Fossil, Inc.*	46,098	4,415,266
Hanesbrands, Inc.*	87,867	2,856,556
Phillips-Van Heusen Corp.	61,110	4,302,755
Timberland Co. (The), Class A*	35,204	1,590,869
Under Armour, Inc., Class A* (a)	32,251	2,207,904
Warnaco Group, Inc. (The)*	39,887	2,567,127

		20,925,088

Thrifts & Mortgage Finance 1.2%
Astoria Financial Corp.	75,379	1,090,734
First Niagara Financial Group, Inc.	281,528	4,053,997
New York Community Bancorp, Inc.	398,401	6,613,457
Washington Federal, Inc.	102,977	1,656,900

		13,415,088

Tobacco 0.1%
Universal Corp.	21,234	921,131

Trading Companies & Distributors 0.7%
GATX Corp.	42,488	1,795,968
MSC Industrial Direct Co., Class A	41,044	2,938,340
United Rentals, Inc.*	55,566	1,634,752
Watsco, Inc.	25,643	1,817,832

		8,186,892

Water Utilities 0.2%
Aqua America, Inc.	125,797	2,836,722

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	83,406	2,799,105

Total Common Stocks (cost $918,524,949)		1,122,539,765

Mutual Fund 2.5%

	Shares	Market Value

Money Market Fund 2.5%
Invesco Liquid Assets Portfolio —Institutional Class, 0.14% (c)	28,595,946	$28,595,946

Total Mutual Fund (cost $28,595,946)		28,595,946

Repurchase Agreements 2.1%

	Principal Amount	Market Value

Deutsche Bank, 0.03%, dated 04/29/2011, due 05/02/2011, repurchase price $20,000,050, collateralized by U.S. Government Agency Mortgages Securities ranging from 0.00% - 05.38%, maturing 05/11/2011 - 05/12/2025; total market value of $20,400,040. (d)	$20,000,000	20,000,000
Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $4,427,686, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $4,516,222. (d)	4,427,668	4,427,668

Total Repurchase Agreements (cost $24,427,668)		24,427,668

Total Investments (cost $971,548,563) (e) — 102.0%		1,175,563,379

Liabilities in excess of other assets — (2.0%)		(22,964,332)

NET ASSETS — 100.0%		$1,152,599,047

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $23,777,881.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2011.

82	Semiannual Report 2011

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $24,427,668.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

At April 30, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
304	E-Mini S&P MidCap 400 Index	06/17/11	$30,810,400	$1,389,022

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	83

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value (cost $947,120,895)*	$1,151,135,711
Repurchase agreements, at value and cost	24,427,668

Total Investments	1,175,563,379

Deposits with broker for futures	2,174,600
Dividends receivable	481,255
Security lending income receivable	5,340
Receivable for investments sold	12,585,555
Receivable for capital shares issued	281,677
Unrealized appreciation on futures contracts	1,389,022
Prepaid expenses	41,381

Total Assets	1,192,522,209

Liabilities:
Payable for investments purchased	12,968,903
Payable for capital shares redeemed	874,538
Due to broker	1,275,860
Payable upon return of securities loaned (Note 2)	24,427,668
Accrued expenses and other payables:
Investment advisory fees	186,919
Fund administration fees	27,712
Distribution fees	54,970
Administrative servicing fees	14,431
Accounting and transfer agent fees	1,646
Trustee fees	2,972
Custodian fees	11,773
Compliance program costs (Note 3)	4,316
Professional fees	21,911
Printing fees	7,287
Recoupment fees	36,762
Other	5,494

Total Liabilities	39,923,162

Net Assets	$1,152,599,047

Represented by:
Capital	$917,898,706
Accumulated distributions in excess of net investment income	(2,533,616)
Accumulated net realized gains from investment and futures transactions	31,830,119
Net unrealized appreciation/(depreciation) from investments	204,014,816
Net unrealized appreciation/(depreciation) from futures (Note 2)	1,389,022

Net Assets	$1,152,599,047

*	Includes value of securities on loan of $23,777,881 (Note 2)

The accompanying notes are an integral part of these financial statements.

84	Semiannual Report 2011

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$268,997,365
Class B Shares	393,542
Class C Shares	1,869,183
Class R2 Shares	2,018
Institutional Class Shares	881,336,939

Total	$1,152,599,047

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,347,133
Class B Shares	24,402
Class C Shares	116,862
Class R2 Shares	123
Institutional Class Shares	53,078,354

Total	69,566,874

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$16.46
Class B Shares (a)	$16.13
Class C Shares (b)	$15.99
Class R2 Shares	$16.41
Institutional Class Shares	$16.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	85

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$6,820,948
Income from securities lending (Note 2)	72,620
Other income	5,035

Total Income	6,898,603

EXPENSES:
Investment advisory fees	1,128,996
Fund administration fees	168,991
Distribution fees Class A	290,537
Distribution fees Class B	2,140
Distribution fees Class C	7,533
Distribution fees Class R2	4
Administrative servicing fees Class A	151,713
Registration and filing fees	28,196
Professional fees	22,104
Printing fees	2,789
Trustee fees	15,790
Custodian fees	17,837
Accounting and transfer agent fees	38,110
Compliance program costs (Note 3)	1,190
Recoupment fees (Note 3)	80,431
Other	66,741

Total expenses before earnings credit and fees waived	2,023,102

Earnings credit (Note 6)	(349)
Investment advisory fees waived (Note 3)	(87,381)

Net Expenses	1,935,372

NET INVESTMENT INCOME	4,963,231

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	32,366,809
Net realized gains from futures transactions (Note 2)	5,234,285

Net realized gains from investment and futures transactions	37,601,094

Net change in unrealized appreciation/(depreciation) from investments	168,618,700
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	425,520

Net change in unrealized appreciation/(depreciation) from investments and futures	169,044,220

Net realized/unrealized gains from investments and futures transactions	206,645,314

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$211,608,545

The accompanying notes are an integral part of these financial statements.

86	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$4,963,231	$9,012,783
Net realized gains from investment and futures transactions	37,601,094	21,423,937
Net change in unrealized appreciation from investments and futures	169,044,220	164,680,743

Change in net assets resulting from operations	211,608,545	195,117,463

Distributions to Shareholders From:
Net investment income:
Class A	(2,009,466)	(1,245,983)
Class B	(1,835)	(1,652)
Class C	(9,440)	(2,957)
Class R2	(14)	(7)
Institutional Class	(8,124,997)	(6,615,741)
Net realized gains:
Class A	(2,128,355)	—
Class B	(4,213)	—
Class C	(13,700)	—
Class R2	(16)	—
Institutional Class	(7,316,890)	—

Change in net assets from shareholder distributions	(19,608,926)	(7,866,340)

Change in net assets from capital transactions	58,132,095	(3,853,876)

Change in net assets	250,131,714	183,397,247

Net Assets:
Beginning of period	902,467,333	719,070,086

End of period	$1,152,599,047	$902,467,333

Accumulated undistributed net investment income (loss) at end of period	$(2,533,616)	$2,648,905

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$39,506,421	$38,382,763
Dividends reinvested	3,969,369	1,198,159
Cost of shares redeemed	(14,848,176)	(27,889,820)

Total Class A	28,627,614	11,691,102

Class B Shares
Proceeds from shares issued	58,925	15,531
Dividends reinvested	4,510	1,382
Cost of shares redeemed	(254,485)	(168,960)

Total Class B	(191,050)	(152,047)

Class C Shares
Proceeds from shares issued	455,879	181,560
Dividends reinvested	17,823	2,191
Cost of shares redeemed	(68,495)	(122,446)

Total Class C	405,207	61,305

Class R2 Shares
Proceeds from shares issued	286	1,191
Dividends reinvested	30	7
Cost of shares redeemed	—	(883)

Total Class R2	316	315

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	87

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$40,125,521	$66,372,616
Dividends reinvested	15,441,887	6,615,741
Cost of shares redeemed	(26,277,400)	(88,442,908)

Total Institutional Class	29,290,008	(15,454,551)

Change in net assets from capital transactions	$58,132,095	$(3,853,876)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,599,435	3,016,899
Reinvested	265,927	98,315
Redeemed	(971,055)	(2,259,874)

Total Class A Shares	1,894,307	855,340

Class B Shares
Issued	3,854	1,281
Reinvested	309	120
Redeemed	(17,190)	(14,260)

Total Class B Shares	(13,027)	(12,859)

Class C Shares
Issued	31,028	15,343
Reinvested	1,227	189
Redeemed	(4,607)	(10,268)

Total Class C Shares	27,648	5,264

Class R2 Shares
Issued	19	102
Reinvested	2	1
Redeemed	—	(76)

Total Class R2 Shares	21	27

Institutional Class Shares
Issued	2,622,443	5,313,372
Reinvested	1,024,695	536,342
Redeemed	(1,714,402)	(6,950,236)

Total Institutional Class Shares	1,932,736	(1,100,522)

Total change in shares	3,841,685	(252,750)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

88	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$13.64	0.05	3.04	3.09	(0.13)	(0.14)	(0.27)	–	$16.46	22.89%		$268,997,365	0.67%	0.67%	0.69%	7.98%
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%		$197,128,439	0.67%	0.79%	0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%	0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%	)	$124,032,623	0.69%	0.71%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%		$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	–	$15.64	12.57%		$192,273,970	0.71%	1.09%	0.76%	15.59%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$13.36	0.01	2.97	2.98	(0.07)	(0.14)	(0.21)	–	$16.13	22.49%		$393,542	1.29%	0.10%	1.31%	7.98%
Year Ended October 31, 2010 (f)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%		$500,053	1.30%	0.17%	1.35%	15.52%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%	1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%	)	$576,888	1.32%	0.08%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%		$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	–	$15.45	11.98%		$935,088	1.32%	0.49%	1.37%	15.59%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$13.27	–	2.95	2.95	(0.09)	(0.14)	(0.23)	–	$15.99	22.43%		$1,869,183	1.29%	0.04%	1.30%	7.98%
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%		$1,183,758	1.30%	0.15%	1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%	1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%	)	$852,181	1.32%	0.05%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%		$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	–	$15.38	11.96%		$794,122	1.32%	0.42%	1.37%	15.59%

Class R2 Shares(g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$13.58	0.05	3.04	3.09	(0.12)	(0.14)	(0.26)	–	$16.41	22.81%		$2,018	0.72%	0.60%	0.72%	7.98%
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%		$1,385	0.80%	0.63%	0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%	1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%	)	$691	0.66%	0.74%	0.69%	29.96%
Period Ended October 31, 2007 (h)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%		$1,094	0.73%	0.74%	0.75%	21.52%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$13.76	0.08	3.06	3.14	(0.16)	(0.14)	(0.30)	–	$16.60	23.04%		$881,336,939	0.29%	1.06%	0.31%	7.98%
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%		$703,653,698	0.30%	1.16%	0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%	0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%	)	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%		$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	–	$15.75	13.06%		$1,108,038,965	0.32%	1.47%	0.37%	15.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	89

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2011, the Nationwide S&P 500 Index Fund (Service Class) returned 16.04% versus 16.36% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 160 funds as of April 30, 2011) was 16.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the Fund’s benchmark, the S&P 500 Index (the Index), recorded positive returns during the reporting period. The strongest-performing sectors were energy with a 35.88% return, industrials with a 21.62% return and materials with a 19.18% return. The three stocks that provided the most positive contributions to the Fund during the reporting period were: Exxon Mobil Corp., a manufacturer and marketer of commodity petrochemicals; Chevron Corp., a provider of petroleum operations, chemicals operations, mining operations, power generation and energy services; and General Electric Co., a diversified technology, media and financial services company.

What areas of investment detracted from Fund performance?

While all of the sectors within the Index posted positive performance, the weakest-performing sectors were utilities with a 7.78% return, information technology with a 9.92% return and consumer staples with an 11.24% return. Three Fund holdings that most detracted from relative performance were: The Goldman Sachs Group, Inc., a global investment banking, securities and investment management company; Google Inc., an information connection and online advertising company; and Cisco Systems, Inc., a developer of Internet protocol (IP)-based networking and other products related to the communications and information technology (IT) industry.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows. They are not used in any speculative or arbitrage capacity. These derivatives had no impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

90	Semiannual Report 2011

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	16.09%	16.55%	2.42%	2.30%
	w/SC3	9.46%	9.80%	1.22%	1.69%
Class B1	w/o SC2	15.67%	15.80%	1.72%	1.59%
	w/SC4	10.67%	10.80%	1.35%	1.59%
Class C5	w/o SC2	15.78%	15.91%	1.74%	1.59%
	w/SC6	14.78%	14.91%	1.74%	1.59%
Class R2[7],8,9		15.86%	16.14%	2.17%	2.17%
Institutional Service Class[1],7		16.15%	16.83%	2.51%	2.36%
Institutional Class[7],10		16.27%	16.98%	2.74%	2.61%
Service Class[1],7		16.04%	16.51%	2.34%	2.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[10]

These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

Expense Ratios

Expense Ratio*
Class A	0.62%
Class B	1.21%
Class C	1.21%
Class R2	0.96%
Institutional Service Class	0.46%
Institutional Class	0.21%
Service Class	0.61%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

2011 Semiannual Report	91

Fund Performance (Continued)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92	Semiannual Report 2011

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide S&P 500 Index Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,160.90	3.32	0.62
	Hypothetical	[b]	1,000.00	1,021.72	3.11	0.62
Class B Shares	Actual		1,000.00	1,156.70	6.42	1.20
	Hypothetical	[b]	1,000.00	1,018.84	6.01	1.20
Class C Shares	Actual		1,000.00	1,157.80	6.42	1.20
	Hypothetical	[b]	1,000.00	1,018.84	6.01	1.20
Class R2 Shares	Actual		1,000.00	1,158.60	5.08	0.95
	Hypothetical	[b]	1,000.00	1,020.08	4.76	0.95
Institutional Service Class Shares	Actual		1,000.00	1,161.50	2.41	0.45
	Hypothetical	[b]	1,000.00	1,022.56	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,162.70	1.07	0.20
	Hypothetical	[b]	1,000.00	1,023.80	1.00	0.20
Service Class Shares	Actual		1,000.00	1,160.40	3.21	0.60
	Hypothetical	[b]	1,000.00	1,021.82	3.01	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011. multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	93

Portfolio Summary	Nationwide S&P 500 Index Fund
April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	98.7%
Mutual Fund	1.4%
Repurchase Agreements	0.3%
Liabilities in excess of other assets	(0.4)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	5.4%
Computers & Peripherals	4.2%
Diversified Financial Services	3.9%
Insurance	3.8%
Software	3.6%
Media	3.3%
Information Technology Services	3.1%
Aerospace & Defense	2.7%
Commercial Banks	2.6%
Other Industries*	56.9%

100.0%

Top Holdings †
Exxon Mobil Corp.	3.5%
Apple, Inc.	2.5%
Chevron Corp.	1.7%
General Electric Co.	1.7%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.5%
AT&T, Inc.	1.5%
Procter & Gamble Co. (The)	1.5%
JPMorgan Chase & Co.	1.4%
Invesco Liquid Assets Portfolio — Institutional Class	1.4%
Other Holdings*	81.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

94	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co. (The)	157,179	$12,539,741
General Dynamics Corp.	79,563	5,793,778
Goodrich Corp.	26,713	2,360,628
Honeywell International, Inc.	167,389	10,249,228
ITT Corp.	39,119	2,260,687
L-3 Communications Holdings, Inc.	24,113	1,933,621
Lockheed Martin Corp.	61,241	4,853,349
Northrop Grumman Corp.	62,205	3,956,860
Precision Castparts Corp.	30,623	4,731,866
Raytheon Co.	76,785	3,727,912
Rockwell Collins, Inc.	33,419	2,108,739
Textron, Inc.	58,688	1,531,757
United Technologies Corp.	196,704	17,620,744

		73,668,910

Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	35,370	2,835,966
Expeditors International of Washington, Inc.	45,244	2,455,392
FedEx Corp.	67,249	6,433,712
United Parcel Service, Inc., Class B	210,663	15,793,405

		27,518,475

Airlines 0.1%
Southwest Airlines Co.	159,178	1,870,342

Auto Components 0.3%
Goodyear Tire & Rubber Co. (The)*	51,804	940,243
Johnson Controls, Inc.	144,595	5,928,395

		6,868,638

Automobiles 0.5%
Ford Motor Co.*	807,508	12,492,149
Harley-Davidson, Inc.	50,184	1,869,856

		14,362,005

Beverages 2.4%
Brown-Forman Corp., Class B	22,095	1,587,747
Coca-Cola Co. (The)	489,775	33,040,221
Coca-Cola Enterprises, Inc.	70,482	2,002,393
Constellation Brands, Inc., Class A*	38,144	854,044
Dr. Pepper Snapple Group, Inc.	48,379	1,896,457
Molson Coors Brewing Co., Class B	33,693	1,642,534
PepsiCo, Inc.	338,676	23,331,390

		64,354,786

Biotechnology 1.1%
Amgen, Inc.*	199,054	11,316,220
Biogen Idec, Inc.*	51,428	5,006,516
Celgene Corp.*	99,243	5,843,428
Cephalon, Inc.*	16,040	1,231,872
Gilead Sciences, Inc.*	169,768	6,593,789

		29,991,825

Common Stocks (continued)

	Shares	Market Value

Building Products 0.0%†
Masco Corp.	76,297	$1,023,906

Capital Markets 2.4%
Ameriprise Financial, Inc.	52,788	3,276,023
Bank of New York Mellon Corp. (The)	265,097	7,677,209
BlackRock, Inc.	20,405	3,998,156
Charles Schwab Corp. (The)	213,207	3,903,820
E*Trade Financial Corp.*	47,231	767,032
Federated Investors, Inc., Class B (a)	19,562	504,308
Franklin Resources, Inc.	31,015	4,004,657
Goldman Sachs Group, Inc. (The)	111,114	16,779,325
Invesco Ltd.	98,444	2,448,302
Janus Capital Group, Inc.	38,949	474,009
Legg Mason, Inc.	32,679	1,214,025
Morgan Stanley	329,951	8,628,219
Northern Trust Corp.	51,599	2,579,434
State Street Corp.	107,204	4,990,346
T. Rowe Price Group, Inc.	55,288	3,552,254

		64,797,119

Chemicals 2.1%
Air Products & Chemicals, Inc.	45,880	4,382,458
Airgas, Inc.	16,008	1,111,756
CF Industries Holdings, Inc.	15,156	2,145,332
Dow Chemical Co. (The)	249,320	10,219,627
E.I. du Pont de Nemours & Co.	196,744	11,173,092
Eastman Chemical Co.	15,321	1,643,177
Ecolab, Inc.	49,458	2,609,404
FMC Corp.	15,486	1,367,104
International Flavors & Fragrances, Inc.	17,050	1,083,016
Monsanto Co.	114,571	7,795,411
PPG Industries, Inc.	34,281	3,245,382
Praxair, Inc.	64,748	6,890,482
Sherwin-Williams Co. (The)	19,077	1,569,846
Sigma-Aldrich Corp.	26,030	1,837,197

		57,073,284

Commercial Banks 2.6%
BB&T Corp.	148,279	3,991,671
Comerica, Inc.	37,571	1,425,068
Fifth Third Bancorp	195,513	2,594,458
First Horizon National Corp.	56,222	615,631
Huntington Bancshares, Inc.	183,472	1,245,775
KeyCorp	187,558	1,626,128
M&T Bank Corp.	25,666	2,268,104
Marshall & Ilsley Corp.	112,083	915,718
PNC Financial Services Group, Inc.	112,010	6,982,703
Regions Financial Corp.	267,632	1,964,419
SunTrust Banks, Inc.	106,841	3,011,848
U.S. Bancorp	410,284	10,593,533
Wells Fargo & Co.	1,124,594	32,736,931
Zions Bancorporation	39,069	955,237

		70,927,224

2011 Semiannual Report	95

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	22,974	$958,935
Cintas Corp.	26,766	831,084
Iron Mountain, Inc.	42,661	1,358,753
Pitney Bowes, Inc.	43,351	1,064,700
Republic Services, Inc.	65,496	2,070,983
RR Donnelley & Sons Co.	44,038	830,557
Stericycle, Inc.*	18,202	1,661,479
Waste Management, Inc.	101,365	3,999,863

		12,776,354

Communications Equipment 2.0%
Cisco Systems, Inc.	1,180,706	20,733,197
F5 Networks, Inc.*	17,226	1,746,027
Harris Corp.	27,367	1,454,009
JDS Uniphase Corp.*	47,867	997,548
Juniper Networks, Inc.*	114,192	4,376,979
Motorola Mobility Holdings, Inc.*	62,917	1,639,617
Motorola Solutions, Inc.*	71,905	3,299,002
QUALCOMM, Inc.	350,896	19,944,929
Tellabs, Inc.	78,629	386,855

		54,578,163

Computers & Peripherals 4.3%
Apple, Inc.* (b)	196,668	68,485,698
Dell, Inc.*	357,760	5,548,858
EMC Corp.*	441,589	12,514,632
Hewlett-Packard Co.	464,207	18,740,036
Lexmark International, Inc., Class A*	16,811	542,155
NetApp, Inc.*	78,531	4,082,041
SanDisk Corp.*	50,529	2,482,995
Western Digital Corp.*	49,455	1,968,309

		114,364,724

Construction & Engineering 0.2%
Fluor Corp.	37,689	2,635,969
Jacobs Engineering Group, Inc.*	26,956	1,337,287
Quanta Services, Inc.*	45,817	993,312

		4,966,568

Construction Materials 0.0%†
Vulcan Materials Co. (a)	27,454	1,240,921

Consumer Finance 0.8%
American Express Co.	223,095	10,949,502
Capital One Financial Corp.	97,631	5,343,345
Discover Financial Services	116,031	2,882,210
SLM Corp.*	112,481	1,866,060

		21,041,117

Containers & Packaging 0.1%
Ball Corp.	36,119	1,347,600
Bemis Co., Inc.	22,892	717,435
Owens-Illinois, Inc.*	34,839	1,033,673
Sealed Air Corp.	34,046	877,366

		3,976,074

Common Stocks (continued)

	Shares	Market Value

Distributors 0.1%
Genuine Parts Co.	33,563	$1,802,333

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	26,280	1,051,988
DeVry, Inc.	13,232	699,973
H&R Block, Inc.	65,499	1,132,478

		2,884,439

Diversified Financial Services 4.0%
Bank of America Corp.	2,160,086	26,525,856
Citigroup, Inc.*	6,202,683	28,470,315
CME Group, Inc.	14,277	4,222,708
IntercontinentalExchange, Inc.*	15,587	1,875,895
JPMorgan Chase & Co.	850,373	38,802,520
Leucadia National Corp.	42,248	1,633,308
Moody’s Corp.	42,605	1,667,560
NASDAQ OMX Group, Inc. (The)*	31,970	866,387
NYSE Euronext	55,581	2,226,019

		106,290,568

Diversified Telecommunication Services 2.6%
AT&T, Inc.	1,261,933	39,271,355
CenturyLink, Inc.	127,020	5,179,876
Frontier Communications Corp.	211,759	1,751,247
Verizon Communications, Inc.	603,718	22,808,466
Windstream Corp.	107,655	1,379,060

		70,390,004

Electric Utilities 1.7%
American Electric Power Co., Inc.	102,639	3,744,271
Duke Energy Corp.	283,737	5,291,695
Edison International	69,415	2,725,927
Entergy Corp.	38,544	2,687,288
Exelon Corp.	141,290	5,955,374
FirstEnergy Corp.	89,197	3,564,312
NextEra Energy, Inc.	89,862	5,083,493
Northeast Utilities	37,632	1,339,699
Pepco Holdings, Inc.	47,887	922,782
Pinnacle West Capital Corp.	23,155	1,004,695
PPL Corp.	120,953	3,317,741
Progress Energy, Inc.	62,663	2,973,359
Southern Co.	180,516	7,047,345

		45,657,981

Electrical Equipment 0.5%
Emerson Electric Co.	160,983	9,781,327
Rockwell Automation, Inc.	30,387	2,647,619
Roper Industries, Inc.	20,352	1,760,245

		14,189,191

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	37,557	2,099,812
Corning, Inc.	334,237	6,998,923
FLIR Systems, Inc.	33,747	1,188,569
Jabil Circuit, Inc.	41,705	827,427
Molex, Inc.	29,253	789,831

		11,904,562

96	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 2.3%
Baker Hughes, Inc.	92,703	$7,176,139
Cameron International Corp.*	52,250	2,754,620
Diamond Offshore Drilling, Inc. (a)	14,780	1,121,359
FMC Technologies, Inc.*	51,294	2,384,145
Halliburton Co.	194,977	9,842,439
Helmerich & Payne, Inc.	22,641	1,502,004
Nabors Industries Ltd.*	61,085	1,871,644
National Oilwell Varco, Inc.	89,887	6,893,434
Noble Corp.	53,855	2,316,303
Rowan Cos., Inc.*	26,861	1,120,104
Schlumberger Ltd.	290,637	26,084,671

		63,066,862

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	93,186	7,540,611
CVS Caremark Corp.	292,069	10,584,580
Kroger Co. (The)	135,722	3,299,402
Safeway, Inc.	79,422	1,930,749
SUPERVALU, Inc.	44,938	506,002
Sysco Corp.	124,648	3,603,574
Walgreen Co.	197,212	8,424,897
Wal-Mart Stores, Inc.	418,215	22,993,461
Whole Foods Market, Inc.	31,494	1,976,563

		60,859,839

Food Products 1.7%
Archer-Daniels-Midland Co.	136,109	5,038,755
Campbell Soup Co.	38,965	1,308,834
ConAgra Foods, Inc.	93,688	2,290,672
Dean Foods Co.*	39,100	437,529
General Mills, Inc.	136,406	5,262,544
H.J. Heinz Co.	68,700	3,519,501
Hershey Co. (The)	32,895	1,898,370
Hormel Foods Corp.	29,424	865,360
JM Smucker Co. (The)	25,449	1,910,456
Kellogg Co.	54,129	3,099,968
Kraft Foods, Inc., Class A	373,349	12,537,059
McCormick & Co., Inc., Non-Voting Shares	28,272	1,388,721
Mead Johnson Nutrition Co.	43,585	2,914,965
Sara Lee Corp.	132,875	2,551,200
Tyson Foods, Inc., Class A	63,583	1,265,302

		46,289,236

Gas Utilities 0.1%
Nicor, Inc.	9,805	543,491
Oneok, Inc.	22,846	1,597,849

		2,141,340

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	124,138	7,063,452
Becton, Dickinson and Co.	47,202	4,056,540
Boston Scientific Corp.*	323,863	2,425,734
C.R. Bard, Inc.	18,154	1,937,940

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
CareFusion Corp.*	47,472	$1,394,253
Covidien PLC	105,423	5,871,007
DENTSPLY International, Inc.	30,400	1,141,216
Edwards Lifesciences Corp.*	24,493	2,114,971
Intuitive Surgical, Inc.*	8,372	2,927,688
Medtronic, Inc.	228,283	9,530,815
St. Jude Medical, Inc.	69,490	3,713,546
Stryker Corp.	71,828	4,237,852
Varian Medical Systems, Inc.*	25,627	1,799,015
Zimmer Holdings, Inc.*	41,014	2,676,163

		50,890,192

Health Care Providers & Services 2.1%
Aetna, Inc.	82,080	3,396,470
AmerisourceBergen Corp.	58,880	2,392,883
Cardinal Health, Inc.	74,662	3,261,983
CIGNA Corp.	57,723	2,703,168
Coventry Health Care, Inc.*	31,973	1,031,769
DaVita, Inc.*	20,679	1,821,613
Express Scripts, Inc.*	112,774	6,398,797
Humana, Inc.*	35,863	2,729,892
Laboratory Corp of America Holdings*	21,347	2,059,345
McKesson Corp.	54,278	4,505,617
Medco Health Solutions, Inc.*	86,341	5,122,612
Patterson Cos., Inc.	20,478	710,791
Quest Diagnostics, Inc.	33,256	1,874,973
Tenet Healthcare Corp.*	103,342	716,160
UnitedHealth Group, Inc.	233,475	11,493,974
WellPoint, Inc.	80,162	6,155,640

		56,375,687

Health Care Technology 0.1%
Cerner Corp.*	15,307	1,839,595

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	92,128	3,507,313
Chipotle Mexican Grill, Inc.*	6,638	1,770,952
Darden Restaurants, Inc.	29,446	1,383,078
International Game Technology	63,572	1,124,589
Marriott International, Inc., Class A	62,050	2,190,365
McDonald’s Corp.	222,716	17,440,890
Starbucks Corp.	159,251	5,763,294
Starwood Hotels & Resorts Worldwide, Inc.	41,022	2,443,680
Wyndham Worldwide Corp.	37,347	1,292,580
Wynn Resorts Ltd.	16,228	2,387,950
Yum! Brands, Inc.	99,825	5,354,613

		44,659,304

Household Durables 0.4%
D.R. Horton, Inc.	59,610	741,548
Fortune Brands, Inc.	32,751	2,131,435
Harman International Industries, Inc.	14,808	718,632
Leggett & Platt, Inc.	31,017	815,437
Lennar Corp., Class A	33,818	642,204

2011 Semiannual Report	97

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Newell Rubbermaid, Inc.	61,998	$1,181,682
Pulte Group, Inc.*	71,357	580,133
Stanley Black & Decker, Inc.	35,694	2,593,169
Whirlpool Corp.	16,162	1,392,841

		10,797,081

Household Products 2.1%
Clorox Co.	29,711	2,069,668
Colgate-Palmolive Co.	105,428	8,892,852
Kimberly-Clark Corp.	86,324	5,702,563
Procter & Gamble Co. (The)	597,892	38,803,191

		55,468,274

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	141,054	1,867,555
Constellation Energy Group, Inc.	42,700	1,555,134
NRG Energy, Inc.*	52,616	1,273,307

		4,695,996

Industrial Conglomerates 2.5%
3M Co.	151,952	14,771,254
General Electric Co.	2,266,763	46,355,303
Tyco International Ltd.	101,134	4,929,271

		66,055,828

Information Technology Services 3.1%
Automatic Data Processing, Inc.	105,972	5,759,578
Cognizant Technology Solutions Corp., Class A*	64,942	5,383,692
Computer Sciences Corp.	32,904	1,677,446
Fidelity National Information Services, Inc.	56,836	1,881,272
Fiserv, Inc.*	31,184	1,911,891
International Business Machines Corp. (b)	260,338	44,408,456
MasterCard, Inc., Class A	20,633	5,692,438
Paychex, Inc.	68,582	2,243,317
SAIC, Inc.*	62,601	1,089,257
Teradata Corp.*	35,906	2,007,864
Total System Services, Inc.	34,809	656,150
Visa, Inc., Class A	103,808	8,109,481
Western Union Co. (The)	138,070	2,933,987

		83,754,829

Insurance 3.8%
ACE Ltd.	71,629	4,817,050
Aflac, Inc.	100,394	5,641,139
Allstate Corp. (The)	113,092	3,827,033
American International Group, Inc.* (a)	30,663	955,153
Aon Corp.	71,105	3,709,548
Assurant, Inc.	21,334	846,960
Berkshire Hathaway, Inc., Class B*	369,509	30,780,100
Chubb Corp.	63,021	4,108,339
Cincinnati Financial Corp.	34,683	1,098,757

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Genworth Financial, Inc., Class A*	104,687	$1,276,135
Hartford Financial Services Group, Inc.	94,711	2,743,778
Lincoln National Corp.	67,491	2,107,744
Loews Corp.	67,394	2,982,858
Marsh & McLennan Cos., Inc.	116,148	3,516,961
MetLife, Inc.	225,247	10,539,307
Principal Financial Group, Inc.	68,254	2,303,573
Progressive Corp. (The)	141,359	3,101,417
Prudential Financial, Inc.	103,748	6,579,698
Torchmark Corp.	16,634	1,113,147
Travelers Cos., Inc. (The)	92,018	5,822,899
Unum Group	66,109	1,750,566
XL Group PLC	66,377	1,620,926

		101,243,088

Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	76,059	14,945,593
Expedia, Inc.	43,181	1,080,820
Netflix, Inc.*	9,371	2,180,351
priceline.com, Inc.*	10,493	5,739,776

		23,946,540

Internet Software & Services 1.7%
Akamai Technologies, Inc.*	39,952	1,375,947
eBay, Inc.*	244,405	8,407,532
Google, Inc., Class A*	53,536	29,128,938
Monster Worldwide, Inc.*	27,683	454,278
VeriSign, Inc.	36,768	1,358,945
Yahoo!, Inc.*	279,524	4,961,551

		45,687,191

Leisure Equipment & Products 0.1%
Hasbro, Inc.	29,254	1,370,257
Mattel, Inc.	74,434	1,988,877

		3,359,134

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.*	73,731	3,679,915
Life Technologies Corp.*	38,426	2,121,115
PerkinElmer, Inc.	24,204	684,247
Thermo Fisher Scientific, Inc.*	83,384	5,002,206
Waters Corp.*	19,442	1,905,316

		13,392,799

Machinery 2.4%
Caterpillar, Inc.	136,372	15,738,692
Cummins, Inc.	42,141	5,064,505
Danaher Corp.	115,388	6,374,033
Deere & Co.	89,881	8,763,397
Dover Corp.	39,797	2,707,788
Eaton Corp.	72,666	3,889,811
Flowserve Corp.	11,880	1,504,246
Illinois Tool Works, Inc.	106,399	6,214,766
Ingersoll-Rand PLC	70,356	3,552,978
Joy Global, Inc.	22,369	2,258,151

98	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
PACCAR, Inc.	77,988	$4,141,943
Pall Corp.	24,616	1,438,559
Parker Hannifin Corp.	34,557	3,259,416
Snap-on, Inc.	12,361	763,539

		65,671,824

Media 3.3%
Cablevision Systems Corp., Class A	49,647	1,749,064
CBS Corp. Non-Voting Shares, Class B	143,539	3,620,054
Comcast Corp., Class A	592,708	15,552,658
DIRECTV Group, Inc. (The), Class A*	169,395	8,230,903
Discovery Communications, Inc., Class A*	60,575	2,681,049
Gannett Co., Inc.	50,871	766,117
Interpublic Group of Cos., Inc. (The)	104,388	1,226,559
McGraw-Hill Cos., Inc. (The)	65,408	2,647,062
News Corp., Class A	487,515	8,687,517
Omnicom Group, Inc.	60,634	2,982,586
Scripps Networks Interactive, Inc., Class A	19,174	985,927
Time Warner Cable, Inc.	73,304	5,727,242
Time Warner, Inc.	233,291	8,832,397
Viacom, Inc., Class B	127,437	6,519,677
Walt Disney Co. (The)	405,400	17,472,740
Washington Post Co. (The), Class B (a)	1,170	510,003

		88,191,555

Metals & Mining 1.1%
AK Steel Holding Corp.	23,279	378,284
Alcoa, Inc.	226,856	3,856,552
Allegheny Technologies, Inc.	20,921	1,506,312
Cliffs Natural Resources, Inc.	28,860	2,704,759
Freeport-McMoRan Copper & Gold, Inc.	202,052	11,118,922
Newmont Mining Corp.	105,300	6,171,633
Nucor Corp.	67,436	3,166,794
Titanium Metals Corp.*	19,490	390,385
United States Steel Corp.	30,600	1,459,926

		30,753,567

Multiline Retail 0.7%
Big Lots, Inc.*	16,168	664,666
Family Dollar Stores, Inc.	26,980	1,462,586
J.C. Penney Co., Inc.	50,356	1,936,188
Kohl’s Corp.	62,292	3,283,411
Macy’s, Inc.	90,226	2,157,304
Nordstrom, Inc.	35,835	1,703,954
Sears Holdings Corp.* (a)	9,367	805,281
Target Corp.	151,157	7,421,809

		19,435,199

Multi-Utilities 1.2%
Ameren Corp.	51,042	1,496,041
CenterPoint Energy, Inc.	90,054	1,675,004
CMS Energy Corp.	53,825	1,065,735

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	62,328	$3,248,535
Dominion Resources, Inc.	123,996	5,755,894
DTE Energy Co.	35,990	1,818,575
Integrys Energy Group, Inc.	16,564	867,291
NiSource, Inc.	59,196	1,151,362
PG&E Corp.	84,590	3,897,907
Public Service Enterprise Group, Inc.	107,765	3,466,800
SCANA Corp.	24,224	1,005,781
Sempra Energy	51,144	2,818,034
TECO Energy, Inc.	45,944	885,341
Wisconsin Energy Corp.	49,742	1,552,448
Xcel Energy, Inc.	103,041	2,506,988

		33,211,736

Office Electronics 0.1%
Xerox Corp.	298,743	3,014,317

Oil, Gas & Consumable Fuels 10.6%
Anadarko Petroleum Corp.	105,938	8,362,746
Apache Corp.	81,707	10,897,263
Cabot Oil & Gas Corp.	22,065	1,241,818
Chesapeake Energy Corp.	140,387	4,726,830
Chevron Corp.	428,680	46,914,739
ConocoPhillips	305,192	24,088,805
CONSOL Energy, Inc.	48,118	2,602,703
Denbury Resources, Inc.*	85,607	1,932,150
Devon Energy Corp.	91,153	8,294,923
El Paso Corp.	150,028	2,912,043
EOG Resources, Inc.	57,194	6,457,774
EQT Corp.	31,722	1,668,894
Exxon Mobil Corp.	1,058,528	93,150,464
Hess Corp.	64,156	5,514,850
Marathon Oil Corp.	151,626	8,193,869
Massey Energy Co.	22,085	1,507,080
Murphy Oil Corp.	41,169	3,189,774
Newfield Exploration Co.*	28,677	2,030,332
Noble Energy, Inc.	37,517	3,611,762
Occidental Petroleum Corp.	173,521	19,831,715
Peabody Energy Corp.	57,757	3,859,323
Pioneer Natural Resources Co.	24,859	2,541,336
QEP Resources, Inc.	37,489	1,601,905
Range Resources Corp.	34,261	1,934,033
Southwestern Energy Co.*	74,236	3,255,991
Spectra Energy Corp.	138,085	4,009,988
Sunoco, Inc.	25,746	1,098,324
Tesoro Corp.*	30,563	828,869
Valero Energy Corp.	121,460	3,437,318
Williams Cos., Inc. (The)	125,140	4,150,894

		283,848,515

Paper & Forest Products 0.2%
International Paper Co.	93,873	2,898,798
MeadWestvaco Corp.	35,751	1,204,451

		4,103,249

2011 Semiannual Report	99

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Personal Products 0.2%
Avon Products, Inc.	91,437	$2,686,419
Estee Lauder Cos., Inc. (The), Class A	24,444	2,371,068

		5,057,487

Pharmaceuticals 5.4%
Abbott Laboratories	330,367	17,192,299
Allergan, Inc.	65,511	5,212,055
Bristol-Myers Squibb Co.	363,423	10,212,186
Eli Lilly & Co.	217,475	8,048,750
Forest Laboratories, Inc.*	60,856	2,017,985
Hospira, Inc.*	35,599	2,019,531
Johnson & Johnson	583,895	38,373,580
Merck & Co., Inc.	658,155	23,660,672
Mylan, Inc.*	93,300	2,325,036
Pfizer, Inc.	1,706,254	35,763,084
Watson Pharmaceuticals, Inc.*	26,861	1,665,919

		146,491,097

Professional Services 0.1%
Dun & Bradstreet Corp.	10,637	874,149
Equifax, Inc.	26,241	984,825
Robert Half International, Inc.	31,435	953,423

		2,812,397

Real Estate Investment Trusts (REITs) 1.6%
Apartment Investment & Management Co., Class A	24,801	668,635
AvalonBay Communities, Inc.	18,377	2,326,712
Boston Properties, Inc.	30,446	3,182,520
Equity Residential	62,757	3,747,848
HCP, Inc.	85,603	3,391,591
Health Care REIT, Inc.	37,599	2,021,698
Host Hotels & Resorts, Inc.	145,253	2,584,051
Kimco Realty Corp.	86,390	1,688,061
Plum Creek Timber Co., Inc.	34,536	1,488,156
ProLogis	121,244	1,975,065
Public Storage	29,834	3,499,827
Simon Property Group, Inc.	63,395	7,261,263
Ventas, Inc.	34,779	1,945,189
Vornado Realty Trust	34,894	3,373,552
Weyerhaeuser Co.	114,675	2,638,672

		41,792,840

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc., Class A*	61,788	1,650,358

Road & Rail 0.9%
CSX Corp.	79,065	6,221,625
Norfolk Southern Corp.	76,020	5,677,173
Ryder System, Inc.	11,044	590,854
Union Pacific Corp.	105,053	10,869,834

		23,359,486

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	122,049	1,110,646
Altera Corp.	68,303	3,326,356

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	63,959	$2,578,187
Applied Materials, Inc.	281,658	4,419,214
Broadcom Corp., Class A*	101,521	3,571,509
First Solar, Inc.* (a)	11,552	1,612,313
Intel Corp.	1,171,541	27,168,036
KLA-Tencor Corp.	35,679	1,566,308
Linear Technology Corp.	48,428	1,685,294
LSI Corp.*	130,532	956,799
MEMC Electronic Materials, Inc.*	49,165	581,622
Microchip Technology, Inc. (a)	40,223	1,650,752
Micron Technology, Inc.*	183,089	2,067,075
National Semiconductor Corp.	50,957	1,229,083
Novellus Systems, Inc.*	19,270	618,567
NVIDIA Corp.*	123,792	2,475,840
Teradyne, Inc.*	39,567	637,029
Texas Instruments, Inc.	250,126	8,886,977
Xilinx, Inc.	55,729	1,942,713

		68,084,320

Software 3.6%
Adobe Systems, Inc.*	108,356	3,635,344
Autodesk, Inc.*	48,864	2,197,903
BMC Software, Inc.*	38,131	1,915,320
CA, Inc.	81,756	2,010,380
Citrix Systems, Inc.*	40,006	3,374,106
Compuware Corp.*	46,234	523,831
Electronic Arts, Inc.*	71,368	1,440,206
Intuit, Inc.*	58,134	3,229,925
Microsoft Corp.	1,578,442	41,071,061
Oracle Corp.	830,488	29,939,092
Red Hat, Inc.*	41,192	1,955,384
Salesforce.com, Inc.*	25,190	3,491,334
Symantec Corp.*	162,933	3,201,634

		97,985,520

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	18,682	1,322,686
AutoNation, Inc.* (a)	13,539	459,107
AutoZone, Inc.*	5,795	1,636,392
Bed Bath & Beyond, Inc.*	54,378	3,051,693
Best Buy Co., Inc.	70,353	2,196,421
CarMax, Inc.*	47,863	1,660,846
GameStop Corp., Class A* (a)	32,387	831,698
Gap, Inc. (The)	93,622	2,175,775
Home Depot, Inc.	349,844	12,993,206
Limited Brands, Inc.	56,341	2,318,996
Lowe’s Cos., Inc.	294,594	7,733,092
O’Reilly Automotive, Inc.*	30,127	1,779,301
RadioShack Corp.	24,176	382,223
Ross Stores, Inc.	25,651	1,890,222
Staples, Inc.	154,071	3,257,061
Tiffany & Co.	26,920	1,869,325
TJX Cos., Inc.	84,322	4,521,346
Urban Outfitters, Inc.*	27,413	862,413

		50,941,803

100	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	63,123	$3,775,387
NIKE, Inc., Class B	81,717	6,726,943
Polo Ralph Lauren Corp.	13,963	1,825,941
VF Corp.	18,476	1,857,947

		14,186,218

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	111,957	1,066,950
People’s United Financial, Inc.	78,417	1,073,529

		2,140,479

Tobacco 1.7%
Altria Group, Inc.	446,583	11,986,288
Lorillard, Inc.	31,072	3,309,168
Philip Morris International, Inc.	383,640	26,639,962
Reynolds American, Inc.	72,050	2,673,775

		44,609,193

Trading Companies & Distributors 0.2%
Fastenal Co.	31,413	2,107,498
W.W. Grainger, Inc.	12,453	1,887,875

		3,995,373

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	85,019	4,447,344
MetroPCS Communications, Inc.*	56,092	944,029
Sprint Nextel Corp.*	636,390	3,296,500

		8,687,873

Total Common Stocks (cost $2,301,002,322)		2,653,066,734

Mutual Fund 1.4%
Money Market Fund 1.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.14% (c)	38,439,278	38,439,278

Total Mutual Fund (cost $38,439,278)		38,439,278

Repurchase Agreements 0.3%

	Principal Amount	Market Value

Deutsche Bank, 0.03%, dated 04/29/2011, due 05/02/2011, repurchase price $5,000,013, collateralized by U.S. Government Agency Mortgages Securities ranging from 0.00% - 5.38%, maturing 05/11/2011 - 05/12/2025; total market value of $5,100,010. (d)	$5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $3,674,732, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% -7.50%, maturing 07/20/2018 -04/15/2041; total market value $3,748,211. (d)	$3,674,717	$3,674,717

Total Repurchase Agreements (cost $8,674,717)		8,674,717

Total Investments (cost $2,348,116,317) (e) — 100.4%		2,700,180,729

Liabilities in excess of other assets — (0.4)%		(10,581,066)

NET ASSETS — 100.0%		$2,689,599,663

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $8,472,951.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $8,674,717.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At April 30, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
586	E-Mini S&P 500	06/17/11	$39,839,210	$1,359,675

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	101

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund
Assets:
Investments, at value (cost $2,339,441,600)*	$2,691,506,012
Repurchase agreements, at value and cost	8,674,717

Total Investments	2,700,180,729

Cash	234,806
Deposits with broker for futures	440,000
Dividends receivable	2,555,966
Security lending income receivable	16,493
Receivable for capital shares issued	105,573
Unrealized appreciation on futures contracts	1,359,675
Prepaid expenses	94,200

Total Assets	2,704,987,442

Liabilities:
Payable for investments purchased	1,745,811
Payable for capital shares redeemed	2,799,869
Due to broker	1,220,578
Payable upon return of securities loaned (Note 2)	8,674,717
Accrued expenses and other payables:
Investment advisory fees	262,834
Fund administration fees	61,806
Distribution fees	78,559
Administrative servicing fees	118,308
Accounting and transfer agent fees	17,918
Trustee fees	8,194
Custodian fees	30,544
Compliance program costs (Note 3)	11,403
Professional fees	84,071
Printing fees	75,472
Recoupment fees	160,604
Other	37,091

Total Liabilities	15,387,779

Net Assets	$2,689,599,663

Represented by:
Capital	$2,369,413,299
Accumulated undistributed net investment income	4,874,961
Accumulated net realized losses from investment and futures transactions	(38,112,684)
Net unrealized appreciation/(depreciation) from investments	352,064,412
Net unrealized appreciation/(depreciation) from futures (Note 2)	1,359,675

Net Assets	$2,689,599,663

*	Includes value of securities on loan of $8,472,951 (Note 2)

The accompanying notes are an integral part of these financial statements.

102	Semiannual Report 2011

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$81,645,013
Class B Shares	10,552,036
Class C Shares	3,929,141
Class R2 Shares	739,148
Institutional Service Class Shares	89,365,615
Institutional Class Shares	2,091,792,772
Service Class Shares	411,575,938

Total	$2,689,599,663

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,169,044
Class B Shares	931,956
Class C Shares	349,084
Class R2 Shares	65,030
Institutional Service Class Shares	7,814,918
Institutional Class Shares	182,693,727
Service Class Shares	36,157,156

Total	235,180,915

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.39
Class B Shares (a)	$11.32
Class C Shares (b)	$11.26
Class R2 Shares	$11.37
Institutional Service Class Shares	$11.44
Institutional Class Shares	$11.45
Service Class Shares	$11.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.08

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	103

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$24,822,171
Income from securities lending (Note 2)	79,657
Other income	12,796
Foreign tax withholding	3,404

Total Income	24,918,028

EXPENSES:
Investment advisory fees	1,575,981
Fund administration fees	379,861
Distribution fees Class A	109,096
Distribution fees Class B	51,591
Distribution fees Class C	18,824
Distribution fees Class R2	1,867
Distribution fees Service Class	294,502
Administrative servicing fees Class A	71,629
Administrative servicing fees Class R2	934
Administrative servicing fees Institutional Service Class	104,414
Administrative servicing fees Service	490,834
Registration and filing fees	40,683
Professional fees	26,785
Printing fees	7,428
Trustee fees	39,530
Custodian fees	46,776
Accounting and transfer agent fees	45,837
Compliance program costs (Note 3)	2,423
Recoupment fees (Note 3)	335,053
Other	74,910

Total expenses before earnings credit and fees waived	3,718,958

Earnings credit (Note 6)	(317)
Investment advisory fees waived (Note 3)	(53,102)

Net Expenses	3,665,539

NET INVESTMENT INCOME	21,252,489

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,286,027
Net realized gains from futures transactions (Note 2)	3,272,348

Net realized gains from investment and futures transactions	6,558,375

Net change in unrealized appreciation/(depreciation) from investments	348,344,489
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	707,623

Net change in unrealized appreciation/(depreciation) from investments and futures	349,052,112

Net realized/unrealized gains from investments and futures transactions	355,610,487

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$376,862,976

The accompanying notes are an integral part of these financial statements.

104	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$21,252,489	$41,894,302
Net realized gains/(losses) from investment and futures transactions	6,558,375	(832,128)
Net change in unrealized appreciation from investments and futures	349,052,112	285,414,306

Change in net assets resulting from operations	376,862,976	326,476,480

Distributions to Shareholders From:
Net investment income:
Class A	(801,083)	(1,173,699)
Class B	(77,469)	(69,801)
Class C	(28,384)	(22,671)
Class R2	(6,488)	(4,465)
Institutional Service Class	(918,453)	(985,340)
Institutional Class	(23,501,753)	(25,481,972)
Service Class	(4,083,010)	(4,859,999)

Change in net assets from shareholder distributions	(29,416,640)	(32,597,947)

Change in net assets from capital transactions	(3,223,145)	13,045,269

Change in net assets	344,223,191	306,923,802

Net Assets:
Beginning of period	2,345,376,472	2,038,452,670

End of period	$2,689,599,663	$2,345,376,472

Accumulated undistributed net investment income at end of period	$4,874,961	$13,039,112

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,752,918	$50,036,362
Dividends reinvested	732,725	1,086,754
Cost of shares redeemed	(56,294,907)	(47,359,030)

Total Class A	(38,809,264)	3,764,086

Class B Shares
Proceeds from shares issued	76,169	25,133,465
Dividends reinvested	13,875	14,459
Cost of shares redeemed	(1,006,478)	(26,444,704)

Total Class B	(916,434)	(1,296,780)

Class C Shares
Proceeds from shares issued	213,857	716,571
Dividends reinvested	9,169	6,987
Cost of shares redeemed	(397,122)	(586,405)

Total Class C	(174,096)	137,153

Class R2 Shares
Proceeds from shares issued	89,102	337,602
Dividends reinvested	6,488	4,465
Cost of shares redeemed	(135,785)	(127,864)

Total Class R2	(40,195)	214,203

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	105

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,409,826	$8,806,095
Dividends reinvested	918,453	985,340
Cost of shares redeemed	(5,665,358)	(12,341,890)

Total Institutional Service Class	662,921	(2,550,455)

Institutional Class Shares
Proceeds from shares issued	95,793,808	191,831,959
Dividends reinvested	23,436,820	25,412,799
Cost of shares redeemed	(62,872,902)	(149,770,647)

Total Institutional Class	56,357,726	67,474,111

Service Class Shares
Proceeds from shares issued	13,857,100	23,600,540
Dividends reinvested	4,082,672	4,859,910
Cost of shares redeemed	(38,243,575)	(83,157,499)

Total Service	(20,303,803)	(54,697,049)

Change in net assets from capital transactions	$(3,223,145)	$13,045,269

SHARE TRANSACTIONS:
Class A Shares
Issued	1,554,506	5,260,263
Reinvested	69,643	116,860
Redeemed	(5,317,639)	(5,116,843)

Total Class A Shares	(3,693,490)	260,280

Class B Shares
Issued	7,066	2,739,866
Reinvested	1,328	1,572
Redeemed	(94,173)	(2,881,179)

Total Class B Shares	(85,779)	(139,741)

Class C Shares
Issued	19,739	77,753
Reinvested	882	763
Redeemed	(37,585)	(63,922)

Total Class C Shares	(16,964)	14,594

Class R2 Shares
Issued	8,391	36,341
Reinvested	618	481
Redeemed	(12,628)	(13,118)

Total Class R2 Shares	(3,619)	23,704

Institutional Service Class Shares
Issued	505,956	934,223
Reinvested	86,909	105,365
Redeemed	(524,100)	(1,317,507)

Total Institutional Service Class Shares	68,765	(277,919)

The accompanying notes are an integral part of these financial statements.

106	Semiannual Report 2011

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	8,888,816	20,319,377
Reinvested	2,212,878	2,710,495
Redeemed	(5,825,082)	(15,920,806)

Total Institutional Class Shares	5,276,612	7,109,066

Service Class Shares
Issued	1,289,405	2,508,338
Reinvested	388,048	523,283
Redeemed	(3,589,373)	(8,954,303)

Total Service Shares	(1,911,920)	(5,922,682)

Total change in shares	(366,395)	1,067,302

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	107

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.91	0.08	1.51	1.59	(0.11)	–	(0.11)	–	$11.39	16.09%		$81,645,013	0.62%	1.45%		0.62%	2.18%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%		$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%		$91,782,717	0.52%	1.97%		0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%	)	$65,378,521	0.49%	1.71%		0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%		$84,794,405	0.49%	1.48%		0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	–	$11.75	15.90%		$42,670,253	0.49%	1.46%		0.52%	2.63%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.86	0.04	1.50	1.54	(0.08)	–	(0.08)	–	$11.32	15.67%		$10,552,036	1.20%	0.80%		1.21%	2.18%
Year Ended October 31, 2010 (f)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%		$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%		$9,974,577	1.23%	1.29%		1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%	)	$8,760,072	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%		$12,040,325	1.23%	0.75%		1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	–	$11.71	15.01%		$6,296,167	1.23%	0.75%		1.26%	2.63%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.80	0.04	1.50	1.54	(0.08)	–	(0.08)	–	$11.26	15.78%		$3,929,141	1.20%	0.79%		1.21%	2.18%
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%		$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%		$3,011,534	1.23%	(0.23%	)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%	)	$2,311,273	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%		$3,208,449	1.23%	0.74%		1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	–	$11.65	15.06%		$1,422,512	1.23%	0.72%		1.26%	2.63%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.90	0.06	1.50	1.56	(0.09)	–	(0.09)	–	$11.37	15.86%		$739,148	0.95%	1.05%		0.96%	2.18%
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%		$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%		$388,693	0.90%	1.56%		0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%	)	$217,723	0.76%	1.42%		0.80%	10.51%
Period Ended October 31, 2007 (h)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%		$235,763	0.74%	1.12%		0.76%	3.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

108	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.96	0.08	1.52	1.60	(0.12)	–	(0.12)	–	$11.44	16.15%		$89,365,615	0.45%	1.54%	0.46%	2.18%
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%		$77,135,518	0.47%	1.76%	0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%		$69,764,415	0.48%	2.57%	0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%	)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%		$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	–	$11.79	15.85%		$82,442,558	0.48%	1.49%	0.51%	2.63%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.97	0.10	1.51	1.61	(0.13)	–	(0.13)	–	$11.45	16.27%		$2,091,792,772	0.20%	1.78%	0.21%	2.18%
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%		$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%		$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%	)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%		$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	–	$11.80	16.12%		$2,689,367,610	0.23%	1.73%	0.26%	2.63%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.91	0.07	1.51	1.58	(0.11)	–	(0.11)	–	$11.38	16.04%		$411,575,938	0.60%	1.39%	0.61%	2.18%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%		$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%		$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%	)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%		$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	–	$11.75	15.74%		$628,020,675	0.63%	1.35%	0.66%	2.63%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	109

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2011, the Nationwide Small Cap Index Fund (Class A at NAV) returned 23.48% versus 23.73% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 798 funds as of April, 30, 2011) was 22.91% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the Fund’s benchmark, the Russell 2000 Index (the Index), recorded positive returns during the reporting period. The strongest-performing sectors were energy with a 47.67% return, materials with a 30.84% return and health care with a 30.70% return. The three stocks that provided the most positive contributions to the Fund during the reporting period were: Rackspace Hosting, Inc., an operator in the hosting and cloud computing industry; Acme Packet, Inc., a provider of session border controllers (SBCs) that enable its clients to deliver interactive communications across Internet protocol (IP) network borders; and VeriFone Systems, Inc. a holding company for VeriFone, Inc., a company engaged in offering secure electronic payment solutions.

What areas of investment detracted from Fund performance?

While all of the sectors within the Index posted positive performance, the weakest-performing sectors were utilities with a 13.53% return, financials with a 16.00% return and consumer staples with a 17.76% return. Three Fund holdings that most detracted from relative performance were: Golden Star Resources Ltd., an international gold mining and exploration company producing gold in Ghana, West Africa; OfficeMax Inc., a seller of office supplies; and American Superconductor Corp., a power technology company.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows. They are not used in any speculative or arbitrage capacity. These derivatives had no impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

110	Semiannual Report 2011

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	23.48%	21.67%	3.23%	6.65%
	w/SC3	16.39%	14.71%	2.02%	6.01%
Class B4	w/o SC2	23.08%	21.02%	2.62%	6.02%
	w/SC5	18.08%	16.02%	2.27%	6.02%
Class C6	w/o SC2	23.05%	20.93%	2.61%	6.04%
	w/SC7	22.05%	19.93%	2.61%	6.04%
Class R2[8,9,10]		23.29%	21.53%	3.15%	6.61%
Institutional Class[1,8]		23.61%	22.18%	3.63%	7.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]

These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]

These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.30%
Class C	1.30%
Class R2	0.95%
Institutional Class	0.30%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

2011 Semiannual Report	111

Fund Performance (Continued)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

112	Semiannual Report 2011

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Small Cap Index Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a]
Class A Shares	Actual		1,000.00	1,234.80	3.66	0.66
	Hypothetical	[b]	1,000.00	1,021.52	3.31	0.66
Class B Shares	Actual		1,000.00	1,230.80	7.02	1.27
	Hypothetical	[b]	1,000.00	1,018.50	6.36	1.27
Class C Shares	Actual		1,000.00	1,230.50	6.97	1.26
	Hypothetical	[b]	1,000.00	1,018.55	6.31	1.26
Class R2 Shares	Actual		1,000.00	1,232.90	4.60	0.83
	Hypothetical	[b]	1,000.00	1,020.68	4.16	0.83
Institutional Class Shares	Actual		1,000.00	1,236.10	1.50	0.27
	Hypothetical	[b]	1,000.00	1,023.46	1.35	0.27

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011. multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	113

Portfolio Summary	Nationwide Small Cap Index Fund
April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Repurchase Agreements	6.4%
Mutual Funds	2.6%
Warrant‡	0.0%
Liabilities in excess of other assets	(6.5%)

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	7.1%
Commercial Banks	4.9%
Software	4.3%
Oil, Gas & Consumable Fuels	4.1%
Semiconductors & Semiconductor Equipment	3.5%
Biotechnology	3.3%
Health Care Providers & Services	3.1%
Health Care Equipment & Supplies	3.1%
Machinery	3.1%
Communications Equipment	2.8%
Other Industries*	60.7%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	2.5%
TIBCO Software, Inc.	0.4%
Riverbed Technology, Inc.	0.3%
VeriFone Systems, Inc.	0.3%
Rackspace Hosting, Inc.	0.3%
Brigham Exploration Co.	0.3%
Acme Packet, Inc.	0.3%
Nordson Corp.	0.3%
American Capital Agency Corp.	0.3%
American Capital Ltd.	0.3%
Other Holdings*	94.7%

100.0%

‡	Amount rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of April 30, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

114	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 97.5%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	17,687	$460,570
Aerovironment, Inc.*	7,669	219,717
American Science & Engineering, Inc.	4,076	359,096
Applied Energetics, Inc.*	34,846	23,695
Astronics Corp.*	4,564	118,664
Ceradyne, Inc.*	11,551	541,280
Cubic Corp.	7,101	384,022
Curtiss-Wright Corp.	20,931	695,956
DigitalGlobe, Inc.*	12,572	364,588
Ducommun, Inc.	4,947	112,544
Esterline Technologies Corp.*	13,565	973,967
GenCorp, Inc.*	27,193	177,570
GeoEye, Inc.*	10,074	373,645
HEICO Corp. (a)	16,801	809,148
Hexcel Corp.*	44,347	954,791
Keyw Holding Corp. (The)*	4,751	53,164
Kratos Defense & Security Solutions, Inc.*	10,377	141,854
Ladish Co., Inc.*	7,205	408,524
LMI Aerospace, Inc.*	4,227	84,751
Moog, Inc., Class A*	20,716	913,990
National Presto Industries, Inc. (a)	2,149	238,603
Orbital Sciences Corp.*	26,621	501,273
Taser International, Inc. *	28,592	127,520
Teledyne Technologies, Inc.*	16,525	834,347
Triumph Group, Inc.	7,523	647,881

		10,521,160

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	25,053	204,934
Atlas Air Worldwide Holdings, Inc.*	11,863	817,479
Forward Air Corp.	13,254	445,599
HUB Group, Inc., Class A*	16,934	682,102
Pacer International, Inc.*	16,630	99,614
Park-Ohio Holdings Corp.* (a)	4,603	98,136

		2,347,864

Airlines 0.6%
AirTran Holdings, Inc.*	61,198	459,597
Alaska Air Group, Inc.*	15,664	1,031,788
Allegiant Travel Co.	6,845	307,135
Hawaiian Holdings, Inc.*	24,429	142,910
JetBlue Airways Corp.*	112,034	634,112
Pinnacle Airlines Corp.*	8,696	47,393
Republic Airways Holdings, Inc.*	21,948	118,409
SkyWest, Inc.	25,428	420,325
US Airways Group, Inc.*	73,743	670,324

		3,831,993

Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	27,228	348,518
Amerigon, Inc.* (a)	9,811	167,278
Cooper Tire & Rubber Co.	27,755	748,830

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Dana Holding Corp.*	63,616	$1,155,903
Dorman Products, Inc.*	5,342	208,338
Drew Industries, Inc.	8,692	209,216
Exide Technologies*	34,472	346,099
Fuel Systems Solutions, Inc.* (a)	7,265	215,952
Modine Manufacturing Co.*	21,180	377,216
Spartan Motors, Inc.	15,247	103,070
Standard Motor Products, Inc.	9,090	129,532
Stoneridge, Inc.*	7,184	109,915
Superior Industries International, Inc.	10,667	269,555
Tenneco, Inc.*	27,343	1,263,520
Tower International, Inc.*	3,542	58,833

		5,711,775

Automobiles 0.0%†
Winnebago Industries, Inc.*	13,495	167,068

Beverages 0.2%
Boston Beer Co., Inc., Class A*	3,897	367,331
Coca-Cola Bottling Co. Consolidated (a)	2,097	147,734
Heckmann Corp.*	41,047	258,596
MGP Ingredients, Inc.	5,770	50,372
National Beverage Corp.	5,369	74,737

		898,770

Biotechnology 3.5%
Acorda Therapeutics, Inc.*	17,824	499,785
Affymax, Inc.*	13,489	88,218
Alkermes, Inc.*	43,014	620,262
Allos Therapeutics, Inc.*	36,199	105,339
Alnylam Pharmaceuticals, Inc.*	16,638	170,706
AMAG Pharmaceuticals, Inc.*	9,535	181,165
Ardea Biosciences, Inc.*	7,206	204,290
Arena Pharmaceuticals, Inc.* (a)	69,080	96,712
ARIAD Pharmaceuticals, Inc.*	59,048	504,860
Arqule, Inc.* (a)	22,254	157,113
Array BioPharma, Inc.*	34,127	105,452
AVEO Pharmaceuticals, Inc.*	5,540	86,202
AVI BioPharma, Inc.* (a)	60,787	109,417
BioCryst Pharmaceuticals, Inc.* (a)	13,837	53,757
BioMimetic Therapeutics, Inc.*	8,611	115,990
Biosante Pharmaceuticals, Inc.* (a)	50,658	118,033
Biotime, Inc.* (a)	12,297	87,432
Celera Corp.*	37,411	295,921
Celldex Therapeutics, Inc.* (a)	14,740	62,792
Cepheid, Inc.*	27,260	880,771
Chelsea Therapeutics International Ltd.*	22,675	106,799
Codexis, Inc.*	5,688	59,667
Cubist Pharmaceuticals, Inc.*	26,316	890,797
Curis, Inc.*	36,365	151,097
Cytokinetics, Inc.*	23,081	34,391
Cytori Therapeutics, Inc.* (a)	21,100	158,461
CytRx Corp.*	53,589	48,321

2011 Semiannual Report	115

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Dyax Corp.*	44,982	$89,964
Dynavax Technologies Corp.* (a)	45,634	126,863
Emergent Biosolutions, Inc.*	9,354	217,106
Enzon Pharmaceuticals, Inc.*	22,579	259,207
Exact Sciences Corp.*	21,992	176,156
Exelixis, Inc.*	57,277	702,216
Genomic Health, Inc.* (a)	6,503	177,532
Geron Corp.*	55,573	266,750
Halozyme Therapeutics, Inc.*	36,669	243,115
Idenix Pharmaceuticals, Inc.*	16,653	84,597
ImmunoGen, Inc.* (a)	30,974	413,813
Immunomedics, Inc.* (a)	31,032	131,265
Incyte Corp Ltd.*	40,399	746,574
Infinity Pharmaceuticals, Inc.* (a)	7,200	43,056
Inhibitex, Inc.*	25,942	108,956
Inovio Pharmaceuticals, Inc.* (a)	37,628	35,803
InterMune, Inc.*	21,608	964,581
Ironwood Pharmaceuticals, Inc.*	9,330	136,405
Isis Pharmaceuticals, Inc.* (a)	42,826	401,708
Keryx Biopharmaceuticals, Inc.* (a)	23,311	123,315
Lexicon Pharmaceuticals, Inc.*	92,520	155,434
Ligand Pharmaceuticals, Inc., Class B*	9,701	107,778
MannKind Corp.* (a)	30,568	133,276
Maxygen, Inc.	15,094	77,885
Medivation, Inc.*	15,672	387,098
Metabolix, Inc.* (a)	12,445	100,556
Micromet, Inc.*	42,828	289,517
Momenta Pharmaceuticals, Inc.* (a)	20,625	389,194
Nabi Biopharmaceuticals*	19,511	112,774
Nanosphere, Inc.* (a)	10,191	30,267
Neuralstem, Inc.* (a)	21,876	39,158
Neurocrine Biosciences, Inc.*	22,249	171,095
NeurogesX, Inc.* (a)	5,400	18,306
Novavax, Inc.* (a)	41,730	107,037
NPS Pharmaceuticals, Inc.*	33,738	349,863
Nymox Pharmaceutical Corp.* (a)	8,380	63,604
Omeros Corp.* (a)	9,318	49,758
Onyx Pharmaceuticals, Inc.*	28,434	1,068,265
Opko Health, Inc.*	41,039	163,335
Orexigen Therapeutics, Inc.* (a)	19,702	61,667
Osiris Therapeutics, Inc.* (a)	7,875	55,834
PDL BioPharma, Inc.	62,806	403,215
Peregrine Pharmaceuticals, Inc.* (a)	29,553	73,291
Pharmacyclics, Inc.*	21,336	141,458
Pharmasset, Inc.*	14,718	1,493,435
Progenics Pharmaceuticals, Inc.*	13,887	102,903
Rigel Pharmaceuticals, Inc.*	24,143	219,943
Sangamo BioSciences, Inc.* (a)	21,343	153,243
Savient Pharmaceuticals, Inc.*	31,373	364,241
SciClone Pharmaceuticals, Inc.* (a)	17,163	75,689
Seattle Genetics, Inc.*	43,225	717,967
SIGA Technologies, Inc.* (a)	16,326	224,156
Spectrum Pharmaceuticals, Inc.* (a)	23,190	208,710

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
StemCells, Inc.* (a)	58,341	$49,065
Synta Pharmaceuticals Corp.*	9,952	60,409
Targacept, Inc.*	10,874	262,933
Theravance, Inc.* (a)	29,278	812,465
Vanda Pharmaceuticals, Inc.*	12,862	103,539
Vical, Inc.*	34,128	128,321
Zalicus, Inc.*	30,512	93,367
ZIOPHARM Oncology, Inc.* (a)	28,612	216,307

		21,279,090

Building Products 0.6%
A.O. Smith Corp.	16,614	730,518
AAON, Inc. (a)	5,725	188,066
American Woodmark Corp.	4,516	91,720
Ameron International Corp.	4,181	294,092
Apogee Enterprises, Inc.	13,033	186,111
Builders FirstSource, Inc.*	22,795	60,407
Gibraltar Industries, Inc.*	13,832	161,558
Griffon Corp.*	20,432	260,304
Insteel Industries, Inc.	8,531	127,368
NCI Building Systems, Inc.*	9,601	118,860
Quanex Building Products Corp.	17,301	362,629
Simpson Manufacturing Co., Inc.	17,804	497,088
Trex Co., Inc.* (a)	7,169	229,981
Universal Forest Products, Inc.	8,867	286,315

		3,595,017

Capital Markets 2.2%
American Capital Ltd.*	155,044	1,592,302
Apollo Investment Corp.	89,858	1,064,817
Arlington Asset Investment Corp., Class A	3,316	101,138
Artio Global Investors, Inc.	12,745	209,400
BGC Partners, Inc., Class A	26,719	257,838
BlackRock Kelso Capital Corp.	32,355	340,375
Calamos Asset Management, Inc., Class A	8,932	145,324
Capital Southwest Corp.	1,313	126,363
Cohen & Steers, Inc. (a)	7,850	246,961
Cowen Group, Inc., Class A* (a)	17,047	70,916
Diamond Hill Investment Group, Inc.	1,176	96,432
Duff & Phelps Corp., Class A	12,828	197,423
Epoch Holding Corp.	6,412	111,184
Evercore Partners, Inc., Class A	7,104	247,859
FBR Capital Markets Corp.*	24,119	86,828
Fifth Street Finance Corp. (a)	32,176	428,906
Financial Engines, Inc.*	6,073	172,655
FXCM, Inc., Class A	10,181	135,509
GAMCO Investors, Inc., Class A	3,253	167,367
GFI Group, Inc.	30,495	155,829
Gladstone Capital Corp. (a)	9,466	107,534
Gladstone Investment Corp.	10,383	80,364
Gleacher & Co., Inc.* (a)	37,863	71,561
Golub Capital BDC, Inc.	3,509	56,284
Harris & Harris Group, Inc.* (a)	14,931	77,940

116	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Hercules Technology Growth Capital, Inc.	16,709	$179,622
HFF, Inc., Class A*	8,634	129,251
Internet Capital Group, Inc.*	16,721	232,255
INTL. FCStone, Inc.*	6,014	159,251
Investment Technology Group, Inc.*	19,572	334,877
JMP Group, Inc.	6,960	59,856
KBW, Inc.	16,083	365,406
Knight Capital Group, Inc., Class A*	42,382	581,481
LaBranche & Co., Inc.*	17,703	71,343
Ladenburg Thalmann Financial Services, Inc.*	44,420	51,971
Main Street Capital Corp. (a)	6,858	128,999
MCG Capital Corp. (a)	35,398	233,627
Medallion Financial Corp.	8,271	76,341
Medley Capital Corp.*	5,029	58,839
MF Global Holdings Ltd.*	53,050	446,151
MVC Capital, Inc.	10,911	150,899
NGP Capital Resources Co.	10,397	98,148
Oppenheimer Holdings, Inc., Class A (a)	4,538	139,362
optionsXpress Holdings, Inc.	18,931	349,088
PennantPark Investment Corp.	22,457	277,119
Penson Worldwide, Inc.*	9,967	60,500
Piper Jaffray Cos.*	7,118	255,180
Prospect Capital Corp. (a)	39,923	483,468
Safeguard Scientifics, Inc.*	9,413	184,024
Sanders Morris Harris Group, Inc.	10,145	87,551
Solar Capital Ltd.	2,593	65,810
Solar Senior Capital Ltd.*	3,621	68,183
Stifel Financial Corp.*	23,268	1,062,882
SWS Group, Inc.	12,641	77,110
THL Credit, Inc.	4,266	61,089
TICC Capital Corp.	14,955	169,590
TradeStation Group, Inc.*	19,065	183,977
Triangle Capital Corp.	8,732	155,954
Virtus Investment Partners, Inc.*	2,413	127,431
Westwood Holdings Group, Inc. (a)	2,678	100,827

		13,616,571

Chemicals 2.6%
A. Schulman, Inc.	14,362	363,646
American Vanguard Corp.	9,640	85,989
Arch Chemicals, Inc.	10,232	395,671
Balchem Corp.	12,822	508,905
Calgon Carbon Corp.*	25,376	435,452
Ferro Corp.*	39,061	585,915
Georgia Gulf Corp.*	15,483	609,721
H.B. Fuller Co.	22,078	482,404
Hawkins, Inc.	4,059	190,935
Innophos Holdings, Inc.	9,770	452,742
KMG Chemicals, Inc.	3,091	63,644
Koppers Holdings, Inc.	9,444	431,874
Kraton Performance Polymers, Inc.*	5,156	238,001
Landec Corp.*	12,446	80,650

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
LSB Industries, Inc.*	7,876	$317,797
Minerals Technologies, Inc.	8,455	574,940
NewMarket Corp.	4,318	795,894
Olin Corp.	35,924	924,684
OM Group, Inc.*	13,907	503,990
Omnova Solutions, Inc.*	20,167	171,420
PolyOne Corp.	42,051	608,898
Quaker Chemical Corp.	5,080	229,514
Rockwood Holdings, Inc.*	23,354	1,325,106
Senomyx, Inc.* (a)	18,388	111,799
Sensient Technologies Corp.	22,520	853,283
Solutia, Inc.*	55,508	1,462,636
Spartech Corp.*	14,460	103,244
Stepan Co. (a)	3,538	254,630
STR Holdings, Inc.*	12,912	212,661
TPC Group, Inc.*	3,219	126,957
W.R. Grace & Co.*	32,558	1,476,831
Westlake Chemical Corp.	8,576	563,014
Zep, Inc.	10,057	191,083
Zoltek Cos., Inc.*	12,684	162,989

		15,896,919

Commercial Banks 5.2%
1st Source Corp.	6,978	148,073
1st United Bancorp, Inc.*	13,063	91,049
Alliance Financial Corp.	2,330	75,119
American National Bankshares, Inc.	3,027	70,045
Ameris Bancorp*	11,131	110,642
Ames National Corp. (a)	3,929	72,529
Arrow Financial Corp. (a)	4,608	114,509
Bancfirst Corp.	3,133	126,166
Banco Latinoamericano de Comercio Exterior SA, Class E	12,706	220,576
Bancorp Rhode Island, Inc.	1,670	74,081
Bancorp, Inc. (The)*	10,781	105,546
Bank of Marin Bancorp (a)	2,500	94,100
Bank of the Ozarks, Inc.	5,988	266,646
Boston Private Financial Holdings, Inc. (a)	34,281	239,624
Bridge Bancorp, Inc. (a)	3,000	64,200
Bryn Mawr Bank Corp.	4,584	92,368
Camden National Corp. (a)	3,610	124,725
Capital City Bank Group, Inc. (a)	5,861	65,643
Cardinal Financial Corp.	13,318	149,694
Cathay General Bancorp	35,906	612,197
Center Financial Corp.*	16,595	120,978
Centerstate Banks, Inc.	11,862	73,782
Chemical Financial Corp.	11,012	221,672
Citizens & Northern Corp.	5,972	102,539
Citizens Republic Bancorp, Inc.*	178,047	163,447
City Holding Co. (a)	7,055	240,576
CNB Financial Corp.	5,826	80,807
CoBiz Financial, Inc.	15,401	104,573
Columbia Banking System, Inc.	17,772	335,180

2011 Semiannual Report	117

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Community Bank System, Inc.	15,022	$375,850
Community Trust Bancorp, Inc.	6,252	176,932
CVB Financial Corp. (a)	40,581	395,259
Danvers Bancorp, Inc.	8,693	196,027
Eagle Bancorp, Inc.*	7,748	107,542
Enterprise Financial Services Corp.	7,487	111,556
Financial Institutions, Inc.	5,029	85,493
First Bancorp, Inc. (a)	4,878	72,438
First Bancorp, North Carolina	6,945	96,952
First Busey Corp.	29,411	154,408
First Commonwealth Financial Corp.	47,720	295,864
First Community Bancshares, Inc.	7,321	108,790
First Financial Bancorp	26,538	437,346
First Financial Bankshares, Inc.	10,065	557,802
First Financial Corp. (a)	5,149	165,592
First Interstate BancSystem, Inc.	5,836	79,836
First Merchants Corp.	12,155	112,677
First Midwest Bancorp, Inc.	33,635	440,618
First of Long Island Corp. (The)	3,218	87,047
First South Bancorp, Inc.	4,088	18,314
FirstMerit Corp.	48,838	853,200
FNB Corp.	54,987	602,108
German American Bancorp, Inc. (a)	6,074	105,991
Glacier Bancorp, Inc.	32,506	488,565
Great Southern Bancorp, Inc. (a)	4,785	99,049
Green Bankshares, Inc.* (a)	6,063	12,308
Hancock Holding Co. (a)	10,519	343,551
Hanmi Financial Corp.*	47,778	63,067
Heartland Financial USA, Inc.	6,219	97,763
Heritage Financial Corp.*	6,364	93,805
Home Bancorp, Inc.*	4,073	65,046
Home Bancshares, Inc.	9,995	239,580
Hudson Valley Holding Corp.	6,202	140,227
IBERIABANK Corp.	12,656	759,487
Independent Bank Corp., Massachusetts	9,642	282,607
International Bancshares Corp.	24,049	423,743
Investors Bancorp, Inc.*	23,746	357,140
Lakeland Bancorp, Inc.	10,313	110,246
Lakeland Financial Corp.	7,381	161,718
MainSource Financial Group, Inc. (a)	10,176	97,995
MB Financial, Inc.	24,269	502,126
Merchants Bancshares, Inc.	2,422	65,152
Metro Bancorp, Inc.*	6,443	80,537
MidSouth Bancorp, Inc.	3,666	51,911
MidWestOne Financial Group, Inc. (a)	3,887	57,100
Nara Bancorp, Inc.*	17,310	170,157
National Bankshares, Inc. (a)	3,218	91,488
National Penn Bancshares, Inc.	57,178	469,431
NBT Bancorp, Inc.	15,525	350,865
Northfield Bancorp, Inc. (a)	8,453	118,934
Old National Bancorp	42,093	435,663
OmniAmerican Bancorp, Inc.*	5,734	85,723
Oriental Financial Group, Inc.	21,501	278,653

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Orrstown Financial Services, Inc.	3,286	$89,511
Pacific Continental Corp.	8,931	85,291
PacWest Bancorp	14,843	341,241
Park National Corp. (a)	5,944	410,612
Peapack Gladstone Financial Corp.	4,378	58,184
Penns Woods Bancorp, Inc. (a)	2,041	77,129
Peoples Bancorp, Inc.	5,275	71,898
Pinnacle Financial Partners, Inc.*	15,554	249,953
PrivateBancorp, Inc.	24,698	388,747
Prosperity Bancshares, Inc.	21,441	983,070
Renasant Corp. (a)	11,566	194,077
Republic Bancorp, Inc., Class A	4,481	97,596
S&T Bancorp, Inc.	11,258	229,776
Sandy Spring Bancorp, Inc.	11,221	200,519
SCBT Financial Corp.	5,805	187,153
Sierra Bancorp (a)	5,629	62,763
Signature Bank*	18,457	1,074,382
Simmons First National Corp., Class A	7,783	205,393
Southside Bancshares, Inc.	7,810	169,865
Southwest Bancorp, Inc.*	8,837	125,309
State Bancorp, Inc.	8,309	109,679
StellarOne Corp.	10,541	147,574
Sterling Bancorp	12,196	126,229
Sterling Bancshares, Inc.	41,840	371,958
Suffolk Bancorp	4,489	73,664
Susquehanna Bancshares, Inc.	58,765	541,813
SVB Financial Group*	19,272	1,164,800
SY Bancorp, Inc. (a)	5,435	135,712
Taylor Capital Group, Inc.* (a)	4,863	48,338
Texas Capital Bancshares, Inc.*	16,542	426,784
Tompkins Financial Corp.	3,497	142,468
Tower Bancorp, Inc.	4,555	98,889
TowneBank (a)	10,916	161,775
Trico Bancshares	6,578	107,287
Trustmark Corp.	28,911	671,892
UMB Financial Corp.	14,344	604,026
Umpqua Holdings Corp.	52,124	605,160
Union First Market Bankshares Corp.	8,090	102,986
United Bankshares, Inc. (a)	17,603	460,494
United Community Banks, Inc.*	44,412	106,589
Univest Corp of Pennsylvania (a)	7,616	128,101
Virginia Commerce Bancorp, Inc.* (a)	10,004	60,124
Washington Banking Co.	9,372	131,114
Washington Trust Bancorp, Inc. (a)	6,652	155,856
Webster Financial Corp.	32,364	696,473
WesBanco, Inc.	10,696	217,129
West Bancorp, Inc. (a)	8,032	62,569
West Coast Bancorp* (a)	42,774	153,131
Westamerica Bancorp	13,811	701,461
Western Alliance Bancorp*	29,900	247,273
Whitney Holding Corp.	26,530	359,216
Wilshire Bancorp, Inc.* (a)	9,589	38,356
Wintrust Financial Corp.	16,112	542,813

		31,596,567

118	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	23,571	$573,247
ACCO Brands Corp.*	25,515	247,751
American Reprographics Co.*	17,375	155,506
APAC Customer Services, Inc.*	15,287	87,289
Brink’s Co. (The)	21,728	717,241
Casella Waste Systems, Inc., Class A*	11,489	77,666
Cenveo, Inc.*	25,874	167,663
Clean Harbors, Inc.*	10,268	1,011,398
Consolidated Graphics, Inc.*	4,899	275,079
Courier Corp.	5,070	69,459
Deluxe Corp.	23,425	634,349
EnergySolutions, Inc.	40,368	228,079
EnerNOC, Inc.* (a)	8,980	160,832
Ennis, Inc.	12,143	226,831
Fuel Tech, Inc.*	8,287	67,208
G&K Services, Inc., Class A	8,636	285,852
Geo Group, Inc. (The)*	27,974	746,346
Healthcare Services Group, Inc.	30,398	539,868
Herman Miller, Inc.	26,167	680,865
Higher One Holdings, Inc.*	5,184	73,043
HNI Corp.	20,515	564,573
Innerworkings, Inc.*	11,681	104,779
Interface, Inc., Class A	22,992	428,571
Kimball International, Inc., Class B	15,673	117,234
Knoll, Inc.	21,364	419,375
M&F Worldwide Corp.*	4,860	121,937
McGrath Rentcorp	10,935	310,445
Metalico, Inc.*	17,000	107,780
Mine Safety Appliances Co.	11,896	472,033
Mobile Mini, Inc.*	16,618	413,954
Multi-Color Corp.	5,556	114,787
Rollins, Inc.	29,113	610,500
Schawk, Inc.	5,096	96,110
Standard Parking Corp.*	7,349	128,534
Steelcase, Inc., Class A	34,853	402,552
Sykes Enterprises, Inc.*	18,858	377,726
Team, Inc.*	8,774	218,911
Tetra Tech, Inc.*	27,911	659,258
UniFirst Corp.	6,372	329,815
United Stationers, Inc.	10,990	791,939
US Ecology, Inc.	8,546	156,905
Viad Corp.	9,617	238,598

		14,211,888

Communications Equipment 3.0%
Acme Packet, Inc.*	21,276	1,757,610
ADTRAN, Inc.	28,398	1,171,985
Anaren, Inc.*	6,913	114,687
Arris Group, Inc.*	57,848	694,176
Aruba Networks, Inc.*	35,152	1,263,011
Aviat Networks, Inc.*	28,150	144,128
Bel Fuse, Inc., Class B	4,964	99,925
BigBand Networks, Inc.*	23,706	60,687

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Black Box Corp.	8,077	$282,210
Blue Coat Systems, Inc.*	18,892	544,090
Calix, Inc.*	5,892	128,799
Comtech Telecommunications Corp.	13,007	368,098
DG FastChannel, Inc.*	11,380	416,394
Digi International, Inc.*	11,676	137,894
EMS Technologies, Inc.*	7,206	182,024
Emulex Corp.*	39,214	379,984
Extreme Networks* (a)	41,718	130,577
Finisar Corp.*	40,572	1,139,667
Globecomm Systems, Inc.*	10,582	151,534
Harmonic, Inc.*	50,981	422,123
Infinera Corp.*	40,034	313,066
InterDigital, Inc. (a)	19,945	923,254
Ixia*	17,205	281,130
KVH Industries, Inc.*	7,346	96,233
Loral Space & Communications, Inc.*	4,911	343,279
Netgear, Inc.*	15,998	667,916
Network Equipment Technologies, Inc.*	14,049	47,345
Oclaro, Inc.*	22,585	253,291
Oplink Communications, Inc.*	9,042	179,032
PC-Tel, Inc.*	9,300	67,890
Plantronics, Inc.	22,095	819,062
Powerwave Technologies, Inc.*	82,112	375,252
Riverbed Technology, Inc.*	61,089	2,146,667
Seachange International, Inc.*	13,100	140,301
ShoreTel, Inc.*	20,928	218,698
Sonus Networks, Inc.*	94,066	370,620
Sycamore Networks, Inc.	8,913	218,368
Symmetricom, Inc.*	20,357	124,178
Tekelec*	31,055	259,309
UTStarcom, Inc.*	53,715	138,048
ViaSat, Inc.*	15,276	609,818

		18,182,360

Computers & Peripherals 0.7%
Avid Technology, Inc.*	13,629	253,227
Cray, Inc.*	16,659	111,948
Electronics for Imaging, Inc.*	20,797	373,514
Hutchinson Technology, Inc.* (a)	12,617	33,687
Hypercom Corp.*	20,808	249,072
Imation Corp.*	13,640	140,083
Immersion Corp.* (a)	13,145	95,170
Intermec, Inc.*	22,286	255,843
Intevac, Inc.*	10,389	127,057
Novatel Wireless, Inc.*	14,804	91,785
Presstek, Inc.*	15,178	27,624
Quantum Corp.*	109,655	348,703
Rimage Corp.	4,622	69,145
Silicon Graphics International Corp.*	14,476	266,069
STEC, Inc.* (a)	18,393	384,782
Stratasys, Inc.*	9,367	504,413
Super Micro Computer, Inc.*	11,427	194,945

2011 Semiannual Report	119

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals (continued)
Synaptics, Inc.* (a)	15,290	$434,542
Xyratex Ltd.*	13,895	141,868

		4,103,477

Construction & Engineering 0.8%
Comfort Systems USA, Inc.	17,536	214,115
Dycom Industries, Inc.*	16,006	237,849
EMCOR Group, Inc.*	30,150	933,745
Furmanite Corp.* (a)	17,129	143,541
Granite Construction, Inc.	15,964	433,902
Great Lakes Dredge & Dock Corp.	28,052	208,987
Insituform Technologies, Inc., Class A*	17,862	452,087
Layne Christensen Co.*	8,972	267,007
MasTec, Inc.*	24,145	547,609
Michael Baker Corp.*	3,643	89,763
MYR Group, Inc.*	9,449	235,564
Northwest Pipe Co.*	4,369	105,118
Orion Marine Group, Inc.*	12,511	129,239
Pike Electric Corp.*	7,832	79,573
Primoris Services Corp.	10,256	120,816
Sterling Construction Co., Inc.*	7,552	113,204
Tutor Perini Corp.	12,190	324,985

		4,637,104

Construction Materials 0.1%
Headwaters, Inc.*	28,042	153,109
Texas Industries, Inc. (a)	9,443	398,211
United States Lime & Minerals, Inc.*	1,237	51,163

		602,483

Consumer Finance 0.6%
Advance America Cash Advance Centers, Inc.	25,458	149,693
Cash America International, Inc.	13,445	637,965
Credit Acceptance Corp.*	2,571	207,994
Dollar Financial Corp.*	16,896	388,439
EZCORP, Inc., Class A*	21,226	668,407
First Cash Financial Services, Inc.*	13,980	548,575
First Marblehead Corp. (The)* (a)	26,437	56,840
Imperial Holdings, Inc.*	7,968	79,202
Nelnet, Inc., Class A	12,106	278,801
Netspend Holdings, Inc.*	14,475	168,055
World Acceptance Corp.*	7,621	517,847

		3,701,818

Containers & Packaging 0.5%
AEP Industries, Inc.*	2,170	65,816
Boise, Inc.	32,088	315,104
Graham Packaging Co., Inc.*	7,782	178,986
Graphic Packaging Holding Co.*	52,311	287,188
Myers Industries, Inc.	16,053	171,286
Rock-Tenn Co., Class A (a)	17,305	1,195,256
Silgan Holdings, Inc.	21,757	997,776

		3,211,412

Common Stocks (continued)

	Shares	Market Value

Distributors 0.2%
Audiovox Corp., Class A*	8,522	$62,892
Core-Mark Holding Co., Inc.*	4,973	166,645
Pool Corp.	22,665	685,843
Weyco Group, Inc. (a)	3,447	83,590

		998,970

Diversified Consumer Services 1.0%
American Public Education, Inc.*	8,362	353,294
Archipelago Learning, Inc.*	5,710	50,077
Bridgepoint Education, Inc.* (a)	8,800	154,440
Capella Education Co.*	7,580	375,968
Coinstar, Inc.* (a)	14,518	783,682
Corinthian Colleges, Inc.* (a)	39,831	177,248
CPI Corp. (a)	2,385	42,858
Grand Canyon Education, Inc.*	14,106	203,973
K12, Inc.*	11,429	449,960
Lincoln Educational Services Corp.	6,446	107,648
Mac-Gray Corp.	5,509	93,322
Matthews International Corp., Class A	13,662	548,393
Pre-Paid Legal Services, Inc.*	3,438	226,736
Regis Corp.	26,016	442,272
Sotheby’s	30,255	1,528,483
Steiner Leisure Ltd.*	6,865	333,227
Stewart Enterprises, Inc., Class A (a)	37,213	301,797
Universal Technical Institute, Inc.	9,595	173,382

		6,346,760

Diversified Financial Services 0.4%
Asta Funding, Inc.	5,392	43,729
Compass Diversified Holdings	16,883	282,959
Encore Capital Group, Inc.*	6,445	192,963
Life Partners Holdings, Inc. (a)	—	0
MarketAxess Holdings, Inc.	12,637	307,711
Marlin Business Services Corp.*	4,457	54,331
NewStar Financial, Inc.*	13,464	160,895
PHH Corp.*	25,273	542,359
Pico Holdings, Inc.*	10,277	330,097
Portfolio Recovery Associates, Inc.*	7,832	706,916

		2,621,960

Diversified Telecommunication Services 0.7%
AboveNet, Inc.	10,156	677,913
Alaska Communications Systems Group, Inc. (a)	20,525	198,477
Atlantic Tele-Network, Inc.	4,223	155,111
Cbeyond, Inc.*	12,375	157,905
Cincinnati Bell, Inc.*	91,402	273,292
Cogent Communications Group, Inc.*	20,424	296,352
Consolidated Communications Holdings, Inc. (a)	11,555	212,496
General Communication, Inc., Class A*	18,664	214,636
Global Crossing Ltd.*	13,908	325,169
Globalstar, Inc.* (a)	33,301	42,958

120	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Hughes Communications, Inc.*	4,193	$250,951
IDT Corp., Class B	6,534	189,421
Iridium Communications, Inc.* (a)	15,716	123,056
Neutral Tandem, Inc.*	15,081	230,589
PAETEC Holding Corp.*	57,710	207,756
Premiere Global Services, Inc.*	27,884	220,562
Vonage Holdings Corp.*	52,866	272,789

		4,049,433

Electric Utilities 1.2%
Allete, Inc.	14,283	578,319
Central Vermont Public Service Corp.	6,841	160,148
Cleco Corp.	27,360	960,336
El Paso Electric Co.*	20,118	623,256
Empire District Electric Co. (The)	18,258	409,710
IDACORP, Inc.	21,735	852,229
MGE Energy, Inc.	10,519	441,903
Otter Tail Corp.	16,448	384,554
PNM Resources, Inc.	40,577	622,045
Portland General Electric Co.	33,948	847,342
UIL Holdings Corp.	22,675	721,519
Unisource Energy Corp.	16,426	609,897
Unitil Corp.	5,605	141,582

		7,352,840

Electrical Equipment 1.7%
A123 Systems, Inc.* (a)	38,933	235,155
Acuity Brands, Inc.	19,610	1,153,068
Advanced Battery Technologies, Inc.* (a)	32,086	55,188
American Superconductor Corp.* (a)	23,120	273,972
AZZ, Inc.	5,661	247,839
Belden, Inc.	21,549	819,509
Brady Corp., Class A	22,117	834,032
Broadwind Energy, Inc.* (a)	45,241	74,648
Capstone Turbine Corp.* (a)	111,040	216,528
Encore Wire Corp.	8,543	238,435
Ener1, Inc.* (a)	29,215	73,914
EnerSys*	22,107	837,634
Franklin Electric Co., Inc.	10,628	479,429
FuelCell Energy, Inc.* (a)	49,033	83,846
Generac Holdings, Inc.*	9,063	188,692
GrafTech International Ltd.*	55,125	1,278,900
II-VI, Inc.*	11,384	658,564
LaBarge, Inc.*	6,231	119,261
LSI Industries, Inc.	8,798	72,935
Polypore International, Inc.*	9,918	612,635
Powell Industries, Inc.*	4,133	163,336
PowerSecure International, Inc.* (a)	8,819	69,229
Preformed Line Products Co.	991	71,203
Satcon Technology Corp.* (a)	49,219	157,501
UQM Technologies, Inc.* (a)	18,353	51,205
Vicor Corp. (a)	9,074	151,627
Woodward, Inc.	27,933	1,034,918

		10,253,203

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 2.5%
Agilysys, Inc.*	8,306	$43,357
Anixter International, Inc.	12,713	955,255
Benchmark Electronics, Inc.*	28,857	487,683
Brightpoint, Inc.*	32,076	324,609
Checkpoint Systems, Inc.*	17,973	378,511
Cognex Corp.	18,313	572,831
Coherent, Inc.*	11,496	718,615
Comverge, Inc.* (a)	11,761	45,397
CTS Corp.	15,973	175,543
Daktronics, Inc.	15,978	171,444
DDi Corp.	6,226	59,832
DTS, Inc.*	7,912	348,603
Echelon Corp.*	15,299	145,494
Electro Rent Corp.	7,633	120,220
Electro Scientific Industries, Inc.*	12,918	212,501
Fabrinet*	4,446	102,480
FARO Technologies, Inc.*	7,449	321,573
Gerber Scientific, Inc.* (a)	12,159	116,240
Insight Enterprises, Inc.*	21,247	364,599
IPG Photonics Corp.*	11,829	821,642
L-1 Identity Solutions, Inc.*	35,024	410,832
Littelfuse, Inc.	10,125	629,876
Maxwell Technologies, Inc.*	12,068	215,172
Measurement Specialties, Inc.*	6,675	232,157
Mercury Computer Systems, Inc.*	14,579	281,521
Methode Electronics, Inc.	17,188	212,444
Microvision, Inc.* (a)	48,540	75,722
MTS Systems Corp.	7,026	311,041
Multi-Fineline Electronix, Inc.*	4,470	119,036
Newport Corp.*	17,080	319,908
OSI Systems, Inc.*	7,389	283,664
Park Electrochemical Corp.	9,373	299,655
Plexus Corp.*	18,407	671,671
Power-One, Inc.* (a)	31,775	262,462
Pulse Electronics Corp.	19,313	115,492
RadiSys Corp.*	11,403	100,460
Richardson Electronics Ltd.	7,030	94,764
Rofin-Sinar Technologies, Inc.*	12,839	556,057
Rogers Corp.*	7,193	298,653
Sanmina-SCI Corp.*	36,244	424,780
ScanSource, Inc.*	12,236	437,682
Smart Modular Technologies (WWH), Inc.*	23,856	218,044
Spectrum Control, Inc.*	5,809	115,541
SYNNEX Corp.*	10,192	341,738
TTM Technologies, Inc.*	36,546	698,760
Universal Display Corp.*	16,102	884,644
X-Rite, Inc.* (a)	15,117	74,224
Zygo Corp.*	8,671	129,631

		15,302,060

Energy Equipment & Services 2.4%
Basic Energy Services, Inc.*	10,663	327,781
Bristow Group, Inc.*	16,373	759,707

2011 Semiannual Report	121

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Cal Dive International, Inc.*	43,196	$339,521
CARBO Ceramics, Inc.	8,585	1,381,670
Complete Production Services, Inc.*	35,618	1,208,875
Dawson Geophysical Co.*	3,775	168,365
Dril-Quip, Inc.*	15,502	1,186,833
Global Industries Ltd.*	46,599	459,466
Gulf Island Fabrication, Inc.	6,628	234,233
Gulfmark Offshore, Inc., Class A*	10,781	458,947
Helix Energy Solutions Group, Inc.*	47,757	904,040
Hercules Offshore, Inc.*	53,457	335,443
Hornbeck Offshore Services, Inc.*	10,558	308,610
ION Geophysical Corp.*	57,972	732,766
Key Energy Services, Inc.*	57,071	1,038,692
Lufkin Industries, Inc.	13,610	1,256,611
Matrix Service Co.*	12,634	182,688
Natural Gas Services Group, Inc.*	5,744	103,564
Newpark Resources, Inc.*	40,529	365,977
OYO Geospace Corp.*	1,849	172,475
Parker Drilling Co.*	53,238	379,587
PHI, Inc., Non-Voting Shares*	6,355	142,225
Pioneer Drilling Co.*	25,142	389,701
RPC, Inc. (a)	19,888	537,970
Tesco Corp.*	13,981	262,983
TETRA Technologies, Inc.*	34,379	507,778
Union Drilling, Inc.*	6,705	90,920
Vantage Drilling Co.*	71,147	126,642
Willbros Group, Inc.*	22,007	236,575

		14,600,645

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	8,409	417,507
Arden Group, Inc., Class A	655	54,227
Casey’s General Stores, Inc.	17,351	677,210
Fresh Market, Inc. (The)*	7,048	294,747
Ingles Markets, Inc., Class A	6,423	122,101
Nash Finch Co.	5,817	216,509
Pantry, Inc. (The)*	10,551	163,329
PriceSmart, Inc.	7,429	309,344
Rite Aid Corp.*	255,728	283,858
Ruddick Corp.	20,036	831,895
Spartan Stores, Inc.	10,674	166,621
United Natural Foods, Inc.*	21,783	929,916
Village Super Market, Inc., Class A	3,101	83,851
Weis Markets, Inc.	5,048	208,331
Winn-Dixie Stores, Inc.*	25,588	181,419

		4,940,865

Food Products 1.2%
B&G Foods, Inc.	21,859	395,211
Calavo Growers, Inc. (a)	5,266	110,586
Cal-Maine Foods, Inc. (a)	6,426	185,647
Chiquita Brands International, Inc.*	20,685	329,305
Darling International, Inc.*	49,974	808,080

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Diamond Foods, Inc. (a)	10,086	$661,642
Dole Food Co., Inc.* (a)	16,703	230,668
Farmer Bros Co.	3,726	44,824
Fresh Del Monte Produce, Inc.	18,084	490,257
Hain Celestial Group, Inc. (The)*	19,472	662,243
Imperial Sugar Co.	5,974	81,724
J&J Snack Foods Corp.	6,483	329,466
John B. Sanfilippo & Son, Inc.*	4,336	47,696
Lancaster Colony Corp. (a)	8,710	532,268
Limoneira Co. (a)	3,843	84,584
Pilgrim’s Pride Corp.*	22,902	134,664
Sanderson Farms, Inc.	10,334	491,898
Seneca Foods Corp., Class A*	3,973	111,085
Smart Balance, Inc.*	30,559	146,072
Snyders-Lance, Inc.	11,863	234,294
Tootsie Roll Industries, Inc.	11,120	329,597
TreeHouse Foods, Inc.*	15,840	961,013

		7,402,824

Gas Utilities 1.1%
Chesapeake Utilities Corp.	4,393	187,976
Laclede Group, Inc. (The)	10,034	385,005
New Jersey Resources Corp.	18,487	809,361
Nicor, Inc.	19,681	1,090,918
Northwest Natural Gas Co.	11,930	551,643
Piedmont Natural Gas Co., Inc. (a)	32,011	1,016,349
South Jersey Industries, Inc.	13,394	769,485
Southwest Gas Corp.	20,484	814,649
WGL Holdings, Inc.	22,689	896,669

		6,522,055

Health Care Equipment & Supplies 3.3%
Abaxis, Inc.*	10,055	292,098
ABIOMED, Inc.*	14,147	245,875
Accuray, Inc.*	28,413	252,592
Align Technology, Inc.*	27,211	656,874
Alphatec Holdings, Inc.*	23,277	74,021
American Medical Systems Holdings, Inc.*	34,046	1,004,357
Analogic Corp.	5,826	335,985
AngioDynamics, Inc.*	11,317	184,467
Antares Pharma, Inc.*	32,096	59,699
Arthrocare Corp.*	12,243	432,545
Atrion Corp.	696	120,512
Cantel Medical Corp.	5,942	154,076
Cerus Corp.* (a)	21,487	63,602
Conceptus, Inc.*	14,185	218,875
CONMED Corp.*	13,239	371,751
CryoLife, Inc.*	13,461	78,612
Cutera, Inc.*	6,804	60,147
Cyberonics, Inc.*	12,619	448,858
Cynosure, Inc., Class A*	5,058	74,504
Delcath Systems, Inc.*	19,881	140,559
DexCom, Inc.*	28,021	466,550

122	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Endologix, Inc.*	22,671	$180,234
Exactech, Inc.*	4,021	72,016
Greatbatch, Inc.*	10,472	283,477
Haemonetics Corp.*	11,312	794,102
Hansen Medical, Inc.* (a)	21,624	77,846
HeartWare International, Inc.*	4,516	336,939
ICU Medical, Inc.*	5,283	238,316
Immucor, Inc.*	31,555	688,846
Insulet Corp.*	19,885	427,329
Integra LifeSciences Holdings Corp.*	9,492	496,527
Invacare Corp.	13,169	433,260
IRIS International, Inc.*	7,912	74,373
Kensey Nash Corp.*	3,376	83,488
MAKO Surgical Corp.* (a)	13,910	382,108
Masimo Corp.	23,464	816,313
Medical Action Industries, Inc.*	6,400	55,680
MELA Sciences, Inc.* (a)	11,719	43,477
Meridian Bioscience, Inc. (a)	18,396	454,565
Merit Medical Systems, Inc.*	12,799	298,473
Natus Medical, Inc.*	13,042	221,323
Neogen Corp.*	10,328	432,743
NuVasive, Inc.*	17,764	548,730
NxStage Medical, Inc.*	12,472	307,310
OraSure Technologies, Inc.*	21,164	186,455
Orthofix International NV*	8,043	274,025
Orthovita, Inc.*	31,051	74,833
Palomar Medical Technologies, Inc.* (a)	8,606	137,782
Quidel Corp.* (a)	11,064	146,819
Rochester Medical Corp.*	4,948	57,149
RTI Biologics, Inc.*	25,404	73,672
Sirona Dental Systems, Inc.*	15,215	868,320
Solta Medical, Inc.*	29,652	107,637
SonoSite, Inc.*	6,381	221,421
Spectranetics Corp.*	15,816	89,993
Staar Surgical Co.*	16,521	91,692
Stereotaxis, Inc.* (a)	14,590	56,755
STERIS Corp.	26,634	959,889
SurModics, Inc.*	8,177	125,599
Symmetry Medical, Inc.*	16,541	164,583
Syneron Medical Ltd.*	16,468	206,673
Synovis Life Technologies, Inc.*	5,114	104,274
TomoTherapy, Inc.*	23,423	107,277
Unilife Corp.* (a)	22,732	126,617
Vascular Solutions, Inc.*	7,582	96,898
Volcano Corp.*	23,002	613,233
West Pharmaceutical Services, Inc.	14,895	703,640
Wright Medical Group, Inc.*	17,576	290,531
Young Innovations, Inc.	2,564	79,535
Zoll Medical Corp.*	9,698	549,683

		19,999,019

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 3.3%
Accretive Health, Inc.* (a)	5,382	$151,988
Air Methods Corp.*	5,105	345,200
Alliance HealthCare Services, Inc.*	12,958	57,274
Allied Healthcare International, Inc.*	22,400	58,464
Almost Family, Inc.*	3,759	130,325
Amedisys, Inc.*	12,953	431,594
America Service Group, Inc.	4,500	116,100
American Dental Partners, Inc.*	7,756	102,302
AMERIGROUP Corp.*	23,075	1,576,023
AMN Healthcare Services, Inc.*	18,661	161,044
Amsurg Corp.*	13,892	373,139
Assisted Living Concepts, Inc., Class A*	4,459	160,792
Bio-Reference Labs, Inc.* (a)	10,888	274,486
BioScrip, Inc.*	17,871	82,385
Capital Senior Living Corp.*	13,191	122,281
CardioNet, Inc.*	11,236	51,236
Catalyst Health Solutions, Inc.*	17,532	1,044,206
Centene Corp.*	22,161	802,893
Chemed Corp.	9,562	665,802
Chindex International, Inc.* (a)	6,150	105,718
Continucare Corp.*	13,768	73,796
CorVel Corp.*	3,638	188,448
Cross Country Healthcare, Inc.*	14,875	110,372
Emeritus Corp.*	10,150	248,776
Ensign Group, Inc. (The)	6,516	180,233
ExamWorks Group, Inc.*	5,270	116,994
Five Star Quality Care, Inc.*	15,568	130,460
Gentiva Health Services, Inc.*	13,549	379,372
Hanger Orthopedic Group, Inc.*	11,859	322,209
HealthSouth Corp.*	42,769	1,096,169
Healthspring, Inc.*	27,883	1,156,866
Healthways, Inc.*	15,631	264,477
HMS Holdings Corp.*	12,412	976,949
IPC The Hospitalist Co., Inc.*	7,432	385,424
Kindred Healthcare, Inc.*	17,916	451,842
Landauer, Inc.	4,278	257,407
LCA-Vision, Inc.*	8,238	55,524
LHC Group, Inc.*	7,167	212,287
Magellan Health Services, Inc.*	15,044	782,589
Medcath Corp.*	9,845	133,006
Metropolitan Health Networks, Inc.*	18,814	79,395
Molina Healthcare, Inc.*	7,025	302,075
MWI Veterinary Supply, Inc.*	5,621	467,499
National HealthCare Corp. (a)	4,091	190,068
Owens & Minor, Inc.	28,336	976,175
PharMerica Corp.*	14,250	187,530
Providence Service Corp. (The)*	6,145	90,577
PSS World Medical, Inc.*	25,771	741,174
RehabCare Group, Inc.*	11,292	424,240
Rural/Metro Corp.*	8,957	152,538
Select Medical Holdings Corp.*	22,969	204,883
Skilled Healthcare Group, Inc., Class A*	8,956	108,547
Sun Healthcare Group, Inc.*	11,953	140,926

2011 Semiannual Report	123

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Sunrise Senior Living, Inc.* (a)	25,377	$263,413
Team Health Holdings, Inc.*	7,121	141,565
Triple-S Management Corp., Class B*	9,407	196,983
U.S. Physical Therapy, Inc.	4,881	118,852
Universal American Corp.	14,567	336,498
WellCare Health Plans, Inc.*	19,119	837,603

		20,296,993

Health Care Technology 0.5%
athenahealth, Inc.*	15,129	699,414
Computer Programs & Systems, Inc.	4,483	263,556
MedAssets, Inc.*	19,517	312,662
Medidata Solutions, Inc.*	8,571	220,017
Merge Healthcare, Inc.*	24,448	120,529
Omnicell, Inc.*	14,988	230,515
Quality Systems, Inc.	8,560	768,003
Transcend Services, Inc.*	4,145	100,019
Vital Images, Inc.*	6,944	129,436

		2,844,151

Hotels, Restaurants & Leisure 2.2%
AFC Enterprises, Inc.*	12,121	182,542
Ambassadors Group, Inc.	9,009	90,811
Ameristar Casinos, Inc.	12,453	248,437
Biglari Holdings, Inc.*	667	291,639
BJ’s Restaurants, Inc.*	10,321	484,571
Bob Evans Farms, Inc.	13,911	436,249
Boyd Gaming Corp.* (a)	25,112	224,501
Bravo Brio Restaurant Group, Inc.*	5,116	105,594
Buffalo Wild Wings, Inc.*	8,238	503,342
California Pizza Kitchen, Inc.*	8,961	143,376
CEC Entertainment, Inc.	9,542	360,974
Cheesecake Factory, Inc. (The)*	27,675	814,198
Churchill Downs, Inc.	5,328	222,231
Cracker Barrel Old Country Store, Inc.	10,951	561,020
Denny’s Corp.*	45,598	186,496
DineEquity, Inc.*	8,208	410,154
Domino’s Pizza, Inc.*	16,936	314,502
Gaylord Entertainment Co.*	16,009	574,243
Interval Leisure Group, Inc.*	18,309	294,226
Isle of Capri Casinos, Inc.*	12,648	120,662
Jack in the Box, Inc.*	24,194	499,606
Jamba, Inc.* (a)	27,589	68,421
Krispy Kreme Doughnuts, Inc.*	27,043	151,711
Life Time Fitness, Inc.*	19,140	748,757
Marcus Corp.	9,990	110,789
McCormick & Schmick’s Seafood Restaurants, Inc.*	7,889	72,027
Monarch Casino & Resort, Inc.*	4,954	56,773
Morgans Hotel Group Co.*	10,873	94,051
Multimedia Games Holding Co., Inc.*	14,237	83,571
O’Charleys, Inc.*	8,667	56,682
Orient-Express Hotels Ltd., Class A*	46,925	575,770

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
P.F. Chang’s China Bistro, Inc.	10,656	$427,306
Papa John’s International, Inc.*	9,303	279,648
Peet’s Coffee & Tea, Inc.*	5,343	248,343
Pinnacle Entertainment, Inc.*	27,629	383,490
Red Robin Gourmet Burgers, Inc.*	7,317	198,949
Ruby Tuesday, Inc.*	29,925	314,512
Ruth’s Hospitality Group, Inc.*	14,286	70,144
Scientific Games Corp., Class A*	29,730	312,760
Shuffle Master, Inc.*	24,654	269,468
Sonic Corp.*	28,250	316,965
Speedway Motorsports, Inc.	6,120	95,350
Summit Hotel Properties, Inc.*	11,771	133,365
Texas Roadhouse, Inc.	26,250	427,087
Vail Resorts, Inc.* (a)	16,604	813,430

		13,378,743

Household Durables 0.7%
American Greetings Corp., Class A	17,997	442,726
Beazer Homes USA, Inc.* (a)	34,964	162,932
Blyth, Inc.	2,501	117,897
Cavco Industries, Inc.*	3,121	145,064
CSS Industries, Inc.	3,932	75,809
Ethan Allen Interiors, Inc.	11,183	269,398
Furniture Brands International, Inc.*	22,089	106,911
Helen of Troy Ltd.*	14,027	436,520
Hooker Furniture Corp.	5,300	65,932
Hovnanian Enterprises, Inc., Class A* (a)	35,250	113,153
iRobot Corp.*	9,735	344,814
Kid Brands, Inc.*	5,885	43,019
La-Z-Boy, Inc.*	23,483	276,160
Libbey, Inc.*	9,508	162,111
Lifetime Brands, Inc.	4,405	70,128
M/I Homes, Inc.*	8,681	115,371
Meritage Homes Corp.* (a)	14,633	349,875
Ryland Group, Inc.	20,145	348,710
Sealy Corp.* (a)	22,536	59,495
Skyline Corp.	3,530	69,223
Standard Pacific Corp.*	49,229	190,024
Universal Electronics, Inc.*	6,455	178,739

		4,144,011

Household Products 0.1%
Central Garden and Pet Co., Class A*	25,126	251,763
Oil-Dri Corp of America	2,682	59,245
Spectrum Brands Holdings, Inc.*	8,453	274,722
WD-40 Co. (a)	7,522	312,163

		897,893

Independent Power Producers & Energy Traders 0.1%
Dynegy, Inc.*	46,841	296,972

124	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.2%
Raven Industries, Inc.	7,421	$403,406
Seaboard Corp.	148	353,276
Standex International Corp.	5,702	208,465
Tredegar Corp.	11,008	240,855

		1,206,002

Information Technology Services 2.1%
Acxiom Corp.*	31,080	452,525
CACI International, Inc., Class A*	13,729	838,979
Cardtronics, Inc.*	12,320	261,800
Cass Information Systems, Inc.	3,953	157,804
CIBER, Inc.*	28,772	164,576
Computer Task Group, Inc.*	6,938	103,029
CSG Systems International, Inc.*	15,528	329,815
Echo Global Logistics, Inc.* (a)	4,963	69,035
Euronet Worldwide, Inc.*	22,430	420,563
ExlService Holdings, Inc.*	7,082	146,739
Forrester Research, Inc.	6,659	263,097
Global Cash Access Holdings, Inc.*	23,894	78,850
Heartland Payment Systems, Inc.	17,297	345,248
iGate Corp.	10,756	182,422
Integral Systems, Inc.*	8,716	108,863
Jack Henry & Associates, Inc.	39,002	1,324,898
Lionbridge Technologies, Inc.*	27,879	93,952
Mantech International Corp., Class A*	10,069	441,928
MAXIMUS, Inc.	7,914	633,041
MoneyGram International, Inc.* (a)	39,232	155,359
NCI, Inc., Class A*	3,060	75,307
Online Resources Corp.*	13,434	51,318
Sapient Corp.*	46,732	589,992
SRA International, Inc., Class A*	19,568	606,412
Syntel, Inc.	6,056	331,142
TeleTech Holdings, Inc.*	13,769	273,590
Tier Technologies, Inc.*	7,200	40,248
TNS, Inc.*	12,002	197,193
Unisys Corp.*	19,477	578,077
VeriFone Systems, Inc.*	38,881	2,131,456
Virtusa Corp.*	6,500	121,290
Wright Express Corp.*	17,749	999,801

		12,568,349

Insurance 2.3%
Alterra Capital Holdings Ltd.	38,315	842,164
American Equity Investment Life Holding Co.	26,512	340,944
American Safety Insurance Holdings Ltd.*	4,965	101,087
AMERISAFE, Inc.*	8,802	196,549
Amtrust Financial Services, Inc.	10,188	196,628
Argo Group International Holdings Ltd.	12,423	390,206
Baldwin & Lyons, Inc., Class B (a)	3,969	91,644
Citizens, Inc.* (a)	17,172	127,931
CNA Surety Corp.*	8,210	217,483
CNO Financial Group, Inc.*	101,338	816,784

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Delphi Financial Group, Inc., Class A	21,517	$687,468
Donegal Group, Inc., Class A	5,517	75,252
eHealth, Inc.*	10,217	138,951
EMC Insurance Group, Inc.	2,397	52,279
Employers Holdings, Inc.	17,574	354,292
Enstar Group Ltd.*	3,037	340,600
FBL Financial Group, Inc., Class A	6,051	184,556
First American Financial Corp.	47,520	741,312
Flagstone Reinsurance Holdings SA	22,850	192,169
FPIC Insurance Group, Inc.*	4,424	163,334
Global Indemnity PLC*	6,616	168,973
Greenlight Capital Re Ltd., Class A*	12,942	364,317
Hallmark Financial Services*	6,060	51,813
Harleysville Group, Inc.	5,127	164,474
Hilltop Holdings, Inc.*	18,364	178,131
Horace Mann Educators Corp.	18,144	324,415
Infinity Property & Casualty Corp.	5,752	339,943
Kansas City Life Insurance Co. (a)	2,154	68,993
Maiden Holdings Ltd.	23,200	172,840
Meadowbrook Insurance Group, Inc.	24,732	253,256
Montpelier Re Holdings Ltd.	30,069	543,948
National Financial Partners Corp.*	19,403	312,194
National Interstate Corp.	3,023	67,987
National Western Life Insurance Co., Class A	1,019	164,130
Navigators Group, Inc. (The)*	5,536	286,931
Phoenix Cos., Inc. (The)*	53,365	143,552
Platinum Underwriters Holdings Ltd.	16,935	640,312
Presidential Life Corp.	10,631	118,429
Primerica, Inc.	10,858	251,037
ProAssurance Corp.*	13,611	903,770
RLI Corp.	8,176	484,346
Safety Insurance Group, Inc.	5,825	272,727
SeaBright Holdings, Inc.	10,563	107,954
Selective Insurance Group, Inc.	24,221	427,259
State Auto Financial Corp.	6,792	115,328
Stewart Information Services Corp.	8,269	83,848
Tower Group, Inc.	16,930	387,189
United Fire & Casualty Co.	10,486	207,623

		13,857,352

Internet & Catalog Retail 0.4%
Blue Nile, Inc.* (a)	5,750	327,750
Drugstore.Com, Inc.*	42,718	161,474
Gaiam, Inc., Class A	7,800	46,410
HSN, Inc.*	17,952	595,647
NutriSystem, Inc. (a)	12,145	182,661
Orbitz Worldwide, Inc. *	9,458	30,266
Overstock.com, Inc.* (a)	6,754	93,880
PetMed Express, Inc. (a)	10,598	159,924
Shutterfly, Inc.*	13,280	817,517
US Auto Parts Network, Inc.*	6,579	51,053
Vitacost.com, Inc.* (a)(b)	7,260	20,691

		2,487,273

2011 Semiannual Report	125

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.1%
Ancestry.com, Inc.* (a)	8,704	$397,773
comScore, Inc.*	10,425	310,769
Constant Contact, Inc.* (a)	13,039	361,311
DealerTrack Holdings, Inc.*	18,360	412,366
Demand Media, Inc.* (a)	3,539	58,641
Dice Holdings, Inc.*	8,122	148,876
Digital River, Inc.*	18,134	590,080
EarthLink, Inc.	49,781	409,200
GSI Commerce, Inc.*	30,468	891,798
InfoSpace, Inc.*	16,487	148,383
Internap Network Services Corp.*	24,220	195,940
IntraLinks Holdings, Inc.*	5,528	175,569
j2 Global Communications, Inc.*	20,727	610,617
Keynote Systems, Inc.	6,126	130,729
KIT Digital, Inc.*	13,533	155,765
Knot, Inc. (The)*	13,726	140,142
Limelight Networks, Inc.*	21,354	136,025
Liquidity Services, Inc.*	6,810	132,454
LivePerson, Inc.* (a)	21,212	283,392
Local.com Corp.* (a)	11,338	55,103
LogMeIn, Inc.*	6,883	296,451
LoopNet, Inc.*	8,712	161,869
Marchex, Inc., Class B	8,895	62,799
ModusLink Global Solutions, Inc.	21,123	110,685
Move, Inc.*	72,817	174,033
NIC, Inc.	25,800	331,659
OpenTable, Inc.*	7,179	798,951
Openwave Systems, Inc.* (a)	41,215	86,552
Perficient, Inc.*	10,347	129,234
QuinStreet, Inc.* (a)	4,805	86,874
Rackspace Hosting, Inc.*	44,031	2,033,792
RealNetworks, Inc.*	38,388	142,036
RightNow Technologies, Inc.*	9,960	360,353
Saba Software, Inc.*	13,786	139,928
SAVVIS, Inc.*	17,160	675,418
Stamps.com, Inc.	4,892	66,140
support.com, Inc.*	22,484	128,833
Travelzoo, Inc.* (a)	2,621	214,660
United Online, Inc.	39,942	263,617
ValueClick, Inc.*	36,952	618,946
Vocus, Inc.*	7,740	229,336
Zix Corp.* (a)	27,191	89,730

		12,946,829

Leisure Equipment & Products 0.6%
Arctic Cat, Inc.*	6,152	103,292
Brunswick Corp.	40,358	943,166
Callaway Golf Co.	29,690	210,205
Eastman Kodak Co.* (a)	121,814	338,643
JAKKS Pacific, Inc.* (a)	12,920	271,837
Leapfrog Enterprises, Inc.*	16,266	69,456
Polaris Industries, Inc.	13,989	1,474,860
Smith & Wesson Holding Corp.*	28,300	102,163

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products (continued)
Steinway Musical Instruments, Inc.*	2,826	$70,650
Sturm Ruger & Co., Inc.	8,775	208,670

		3,792,942

Life Sciences Tools & Services 0.6%
Affymetrix, Inc.*	32,950	177,930
Albany Molecular Research, Inc.*	11,102	54,289
Bruker Corp.*	33,000	651,420
Caliper Life Sciences, Inc.* (a)	21,050	140,825
Cambrex Corp.*	13,913	73,182
Dionex Corp.*	8,077	955,913
Enzo Biochem, Inc.*	15,962	63,688
eResearchTechnology, Inc.*	22,574	143,571
Furiex Pharmaceuticals, Inc.*	4,411	65,415
Kendle International, Inc.*	7,355	73,918
Luminex Corp.*	16,988	329,397
Pacific Biosciences of California, Inc.* (a)	6,767	82,828
Parexel International Corp.*	26,466	734,696
PURE Bioscience, Inc.* (a)	17,363	22,746
Sequenom, Inc.* (a)	48,503	341,946

		3,911,764

Machinery 3.3%
3D Systems Corp.*	8,852	369,305
Actuant Corp., Class A	30,697	852,149
Alamo Group, Inc.	2,951	84,428
Albany International Corp., Class A	12,633	319,741
Altra Holdings, Inc.*	12,591	319,685
American Railcar Industries, Inc.*	4,422	125,275
Ampco-Pittsburgh Corp.	4,058	109,038
Astec Industries, Inc.* (a)	9,145	354,643
Badger Meter, Inc. (a)	6,780	257,030
Barnes Group, Inc.	22,172	548,535
Blount International, Inc.*	21,907	363,656
Briggs & Stratton Corp. (a)	22,704	535,587
Cascade Corp.	4,150	190,070
Chart Industries, Inc.*	13,237	643,451
CIRCOR International, Inc.	7,802	354,445
Clarcor, Inc.	22,927	1,036,071
Colfax Corp.*	11,250	245,813
Columbus Mckinnon Corp.*	8,848	176,960
Commercial Vehicle Group, Inc.*	11,161	192,639
Douglas Dynamics, Inc.	5,100	78,999
Dynamic Materials Corp.	6,086	158,358
Energy Recovery, Inc.* (a)	19,393	59,924
EnPro Industries, Inc.*	9,345	374,548
ESCO Technologies, Inc.	12,034	441,407
Federal Signal Corp.	28,566	192,821
Flow International Corp.* (a)	23,152	99,785
Force Protection, Inc.*	33,338	149,688
FreightCar America, Inc.*	5,552	166,449
Gorman-Rupp Co. (The)	5,600	226,520
Graham Corp.	4,500	102,960

126	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Greenbrier Cos., Inc.*	9,649	$261,198
John Bean Technologies Corp.	12,909	260,891
Kadant, Inc.* (a)	5,800	178,930
Kaydon Corp.	15,062	582,899
L.B. Foster Co., Class A	4,730	201,309
Lindsay Corp. (a)	5,639	413,451
Lydall, Inc.*	8,306	80,984
Meritor, Inc.*	43,070	741,235
Met-Pro Corp.	6,881	81,815
Middleby Corp.*	7,609	682,299
Miller Industries, Inc.	4,693	74,243
Mueller Industries, Inc.	17,120	669,734
Mueller Water Products, Inc., Class A	70,889	311,912
NACCO Industries, Inc., Class A	2,650	278,860
Nordson Corp.	30,650	1,746,131
PMFG, Inc.* (a)	7,855	180,037
RBC Bearings, Inc.*	9,886	388,124
Robbins & Myers, Inc.	17,626	766,202
Sauer-Danfoss, Inc.*	5,302	312,871
Sun Hydraulics Corp.	5,698	264,900
Tecumseh Products Co., Class A*	8,836	90,481
Tennant Co.	8,518	349,408
Titan International, Inc.	19,009	587,188
Trimas Corp.*	6,836	158,664
Twin Disc, Inc.	4,034	137,438
Wabash National Corp.*	31,364	345,945
Watts Water Technologies, Inc., Class A	13,230	512,001
Xerium Technologies, Inc.* (a)	3,654	84,261

		19,873,391

Marine 0.1%
Baltic Trading Ltd.	7,732	61,933
Eagle Bulk Shipping, Inc.* (a)	28,524	97,837
Excel Maritime Carriers Ltd.* (a)	18,280	73,303
Genco Shipping & Trading Ltd. * (a)	12,877	108,038
Horizon Lines, Inc., Class A (a)	24,605	43,551
International Shipholding Corp.	2,773	66,524
Ultrapetrol Bahamas Ltd.* (a)	10,972	59,798

		510,984

Media 1.1%
AH Belo Corp., Class A*	8,498	70,703
Arbitron, Inc.	12,100	468,028
Ascent Media Corp., Class A*	6,637	318,775
Ballantyne Strong, Inc.*	6,574	44,375
Belo Corp., Class A*	41,945	354,435
Carmike Cinemas, Inc.*	5,269	38,253
Cinemark Holdings, Inc.	25,903	526,608
CKX, Inc.*	25,774	117,787
Cumulus Media, Inc., Class A*	11,756	54,665
Dex One Corp.*	22,841	95,932
E.W. Scripps Co. (The), Class A*	15,157	143,992

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Entercom Communications Corp., Class A*	10,892	$115,128
Entravision Communications Corp., Class A*	23,388	55,196
Fisher Communications, Inc.*	3,330	100,733
Global Sources Ltd.* (a)	8,083	98,936
Gray Television, Inc.*	24,594	68,617
Harte-Hanks, Inc.	17,765	165,037
Journal Communications, Inc., Class A*	20,560	112,052
Knology, Inc.*	14,075	214,644
Lee Enterprises, Inc.* (a)	—	0
LIN TV Corp., Class A*	14,630	78,271
Lions Gate Entertainment Corp.*	31,588	200,268
Live Nation Entertainment, Inc.*	64,162	711,557
LodgeNet Interactive Corp.* (a)	11,838	41,551
Martha Stewart Living Omnimedia, Class A*(a)	12,275	45,786
McClatchy Co. (The), Class A* (a)	27,450	78,507
Media General, Inc., Class A* (a)	10,548	56,854
National CineMedia, Inc.	24,560	428,326
Rentrak Corp.*	4,363	100,087
Scholastic Corp. (a)	12,354	324,663
Sinclair Broadcast Group, Inc., Class A	21,470	246,690
SuperMedia, Inc.* (a)	6,364	32,711
Valassis Communications, Inc.*	22,928	661,014
Warner Music Group Corp.*	20,951	156,504
World Wrestling Entertainment, Inc., Class A (a)	10,839	113,918

		6,440,603

Metals & Mining 2.0%
Allied Nevada Gold Corp.*	34,321	1,477,862
AM Castle & Co.*	7,527	142,110
AMCOL International Corp.	10,819	402,683
Century Aluminum Co.*	29,086	581,138
Coeur d’Alene Mines Corp.*	39,700	1,258,887
General Moly, Inc.* (a)	32,480	166,298
Globe Specialty Metals, Inc.	27,901	628,051
Golden Star Resources Ltd.*	118,924	386,503
Haynes International, Inc.	5,638	304,677
Hecla Mining Co.*	126,860	1,193,753
Horsehead Holding Corp.*	20,231	319,043
Jaguar Mining, Inc.* (a)	38,390	214,600
Kaiser Aluminum Corp.	6,937	347,613
Materion Corp.*	9,260	386,698
Metals USA Holdings Corp.*	5,350	90,950
Molycorp, Inc.*	11,749	861,202
Noranda Aluminum Holding Corp.*	6,041	102,637
Olympic Steel, Inc.	4,213	123,736
RTI International Metals, Inc.*	13,576	433,617
Stillwater Mining Co.*	20,089	458,230
Thompson Creek Metals Co., Inc.*	74,825	922,592
Universal Stainless & Alloy*	3,221	116,761
US Energy Corp. Wyoming*	12,304	70,379

2011 Semiannual Report	127

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
US Gold Corp.*	43,669	$410,489
Worthington Industries, Inc.	25,524	550,553

		11,951,062

Multiline Retail 0.4%
99 Cents Only Stores*	20,836	420,054
Bon-Ton Stores, Inc. (The) (a)	5,665	78,630
Dillard’s, Inc., Class A (a)	17,046	818,549
Fred’s, Inc., Class A	18,229	254,477
Retail Ventures, Inc.*	10,558	216,755
Saks, Inc.*	62,153	743,350
Tuesday Morning Corp.*	14,541	72,705

		2,604,520

Multi-Utilities 0.4%
Avista Corp.	25,276	615,471
Black Hills Corp.	17,748	616,743
CH Energy Group, Inc.	7,277	390,193
NorthWestern Corp.	16,637	541,534

		2,163,941

Oil, Gas & Consumable Fuels 4.4%
Abraxas Petroleum Corp.*	38,341	194,772
Amyris, Inc.* (a)	2,906	76,806
Apco Oil and Gas International, Inc. (a)	4,241	383,386
Approach Resources, Inc.*	8,101	238,493
ATP Oil & Gas Corp.* (a)	20,203	359,209
Berry Petroleum Co., Class A	23,306	1,238,248
Bill Barrett Corp.*	20,860	870,488
BPZ Resources, Inc.* (a)	44,247	210,616
Brigham Exploration Co.*	53,213	1,784,232
Callon Petroleum Co.*	17,382	119,067
CAMAC Energy, Inc.* (a)	27,828	44,247
Carrizo Oil & Gas, Inc.*	15,902	633,536
Cheniere Energy, Inc.* (a)	26,380	239,530
Clayton Williams Energy, Inc.*	2,727	246,984
Clean Energy Fuels Corp.* (a)	20,956	357,090
Cloud Peak Energy, Inc.*	14,386	299,517
Contango Oil & Gas Co.*	5,360	331,891
Crosstex Energy, Inc.	19,194	202,497
CVR Energy, Inc.*	13,874	308,419
Delek US Holdings, Inc.	7,261	97,515
Delta Petroleum Corp.* (a)	87,897	73,579
DHT Holdings, Inc.	23,827	103,171
Endeavour International Corp.* (a)	10,972	159,094
Energy Partners Ltd.*	13,677	249,058
Energy XXI Bermuda Ltd.*	33,702	1,221,697
FX Energy, Inc.*	20,373	167,262
Gastar Exploration Ltd.*	25,279	113,756
General Maritime Corp. (a)	44,522	95,277
GeoResources, Inc.*	7,513	218,027
GMX Resources, Inc.* (a)	30,171	177,405
Golar LNG Ltd.	16,712	544,143

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Goodrich Petroleum Corp.* (a)	11,037	$248,001
Green Plains Renewable Energy, Inc.* (a)	8,473	106,082
Gulfport Energy Corp.*	12,365	420,905
Harvest Natural Resources, Inc.*	15,403	212,869
Houston American Energy Corp. (a)	8,571	157,621
International Coal Group, Inc.*	59,590	657,278
James River Coal Co.* (a)	16,036	373,960
Knightsbridge Tankers Ltd. (a)	11,539	258,358
Kodiak Oil & Gas Corp.*	81,601	572,839
L&L Energy, Inc.* (a)	8,368	58,158
Magnum Hunter Resources Corp.* (a)	26,323	214,796
McMoRan Exploration Co.*	43,665	799,506
Miller Energy Resources, Inc.* (a)	11,317	65,299
Nordic American Tanker Shipping (a)	21,227	487,796
Northern Oil and Gas, Inc.* (a)	24,768	588,488
Oasis Petroleum, Inc.*	22,105	679,287
Overseas Shipholding Group, Inc.	11,621	323,761
Panhandle Oil and Gas, Inc., Class A	3,344	101,189
Patriot Coal Corp.*	35,441	892,404
Penn Virginia Corp.	20,606	318,569
Petrocorp, Inc. (b)	1,500	0
Petroleum Development Corp.*	10,744	427,826
PetroQuest Energy, Inc.*	26,060	228,286
RAM Energy Resources, Inc.* (a)	26,253	54,081
Rentech, Inc.*	105,188	116,759
Resolute Energy Corp.* (a)	17,494	309,469
REX American Resources Corp.*	3,747	64,748
Rex Energy Corp.*	14,685	188,409
Rosetta Resources, Inc.*	24,128	1,108,199
Scorpio Tankers, Inc.*	8,144	95,855
Ship Finance International Ltd. (a)	20,304	405,877
Stone Energy Corp.*	19,569	691,960
Swift Energy Co.*	19,118	749,234
Syntroleum Corp.*	33,111	67,878
Targa Resources Corp.	7,438	260,479
Teekay Tankers Ltd., Class A (a)	17,085	160,599
TransAtlantic Petroleum Ltd.*	68,109	179,127
Uranium Energy Corp.* (a)	28,803	100,234
USEC, Inc.*	51,736	236,951
VAALCO Energy, Inc.*	23,893	166,534
Venoco, Inc.*	10,363	192,648
W&T Offshore, Inc.	15,929	427,056
Warren Resources, Inc.*	33,481	151,669
Western Refining, Inc.* (a)	23,438	397,508
World Fuel Services Corp.	31,262	1,237,350

		26,914,914

Paper & Forest Products 0.5%
Buckeye Technologies, Inc.	18,017	507,359
Clearwater Paper Corp.*	5,262	412,962
Deltic Timber Corp.	4,926	333,983
KapStone Paper and Packaging Corp.*	17,544	304,915
Louisiana-Pacific Corp.*	57,574	535,438

128	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products (continued)
Neenah Paper, Inc.	6,700	$156,311
P.H. Glatfelter Co.	20,947	284,879
Schweitzer-Mauduit International, Inc.	8,391	434,989
Wausau Paper Corp.	22,721	153,367

		3,124,203

Personal Products 0.3%
Elizabeth Arden, Inc.*	11,247	338,085
Female Health Co. (The) (a)	8,072	38,181
Inter Parfums, Inc.	6,662	126,778
Medifast, Inc.*	6,374	125,886
Nu Skin Enterprises, Inc., Class A	22,423	719,554
Nutraceutical International Corp.*	4,500	71,370
Prestige Brands Holdings, Inc.*	19,330	223,261
Revlon, Inc., Class A*	4,985	85,842
Schiff Nutrition International, Inc.	6,016	59,859
Synutra International, Inc.* (a)	8,865	92,196
USANA Health Sciences, Inc.*	2,857	106,566

		1,987,578

Pharmaceuticals 1.5%
Aegerion Pharmaceuticals, Inc.*	2,706	53,389
Akorn, Inc.*	27,074	179,230
Alexza Pharmaceuticals, Inc.* (a)	21,432	34,506
Auxilium Pharmaceuticals, Inc.*	19,936	485,641
AVANIR Pharmaceuticals, Inc., Class A* (a)	42,276	184,746
Cadence Pharmaceuticals, Inc.* (a)	14,616	123,944
Corcept Therapeutics, Inc.*	16,351	71,944
Depomed, Inc.*	24,235	213,995
Durect Corp. *	41,197	153,665
Hi-Tech Pharmacal Co., Inc.*	4,638	128,287
Impax Laboratories, Inc.*	28,833	789,448
Inspire Pharmaceuticals, Inc.*	27,850	138,971
Jazz Pharmaceuticals, Inc.*	7,122	227,263
MAP Pharmaceuticals, Inc.*	7,662	118,148
Medicines Co. (The)*	24,324	381,887
Medicis Pharmaceutical Corp., Class A	27,628	979,689
Nektar Therapeutics*	52,703	547,057
Obagi Medical Products, Inc.*	8,358	107,233
Optimer Pharmaceuticals, Inc.*	21,113	266,657
Pain Therapeutics, Inc.*	17,356	165,056
Par Pharmaceutical Cos., Inc.*	16,152	556,275
Pozen, Inc.*	12,115	75,598
Questcor Pharmaceuticals, Inc.*	25,167	515,923
Salix Pharmaceuticals Ltd.*	26,090	1,025,076
Santarus, Inc.*	25,009	77,778
Somaxon Pharmaceuticals, Inc.* (a)	20,366	54,988
SuperGen, Inc.*	26,927	72,972
ViroPharma, Inc.*	35,587	686,473
Vivus, Inc.* (a)	36,884	286,958
XenoPort, Inc.*	17,810	145,686

		8,848,483

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.1%
Acacia Research — Acacia Technologies*	17,780	$730,936
Advisory Board Co. (The)*	7,042	329,002
Barrett Business Services, Inc.	3,778	60,901
CBIZ, Inc.*	16,800	123,144
CDI Corp.	5,737	85,022
Corporate Executive Board Co. (The)	15,517	618,352
CoStar Group, Inc.* (a)	9,406	639,796
CRA International, Inc.*	5,184	147,485
Dolan Co. (The)*	14,300	168,311
Exponent, Inc.*	6,359	272,865
GP Strategies Corp.*	6,945	90,910
Heidrick & Struggles International, Inc.	8,127	190,172
Hill International, Inc.*	12,840	65,099
Hudson Highland Group, Inc.*	16,194	97,650
Huron Consulting Group, Inc.*	10,102	290,938
ICF International, Inc.*	8,008	195,075
Insperity, Inc.	9,880	299,265
Kelly Services, Inc., Class A*	12,148	232,148
Kforce, Inc.*	14,147	221,401
Korn/Ferry International*	20,853	431,866
Mistras Group, Inc.*	6,976	127,800
Navigant Consulting, Inc.*	23,087	268,963
On Assignment, Inc.*	16,691	183,100
Resources Connection, Inc.	21,172	313,134
School Specialty, Inc.*	8,979	132,979
SFN Group, Inc.*	23,896	251,625
TrueBlue, Inc.*	20,078	282,698
VSE Corp.	1,978	55,760

		6,906,397

Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	18,266	380,846
Agree Realty Corp.	4,683	109,535
Alexander’s, Inc.	939	412,493
American Assets Trust, Inc.	14,544	321,132
American Campus Communities, Inc.	29,460	1,035,519
American Capital Agency Corp.	56,413	1,642,182
Anworth Mortgage Asset Corp. (a)	51,787	371,831
Apollo Commercial Real Estate Finance, Inc.	10,411	170,116
Ashford Hospitality Trust, Inc.	21,849	272,457
Associated Estates Realty Corp.	19,493	324,364
BioMed Realty Trust, Inc.	59,102	1,172,584
Campus Crest Communities, Inc.	14,143	167,170
CapLease, Inc.	27,398	153,429
Capstead Mortgage Corp.	31,215	413,287
CBL & Associates Properties, Inc.	63,103	1,171,823
Cedar Shopping Centers, Inc.	26,394	155,725
Chatham Lodging Trust	9,936	160,466
Chesapeake Lodging Trust	12,160	218,637
Cogdell Spencer, Inc.	22,077	133,566
Colonial Properties Trust	35,448	750,080
Colony Financial, Inc.	13,888	259,428

2011 Semiannual Report	129

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Coresite Realty Corp.	9,604	$151,647
Cousins Properties, Inc.	42,019	378,171
CreXus Investment Corp.	12,840	149,714
Cypress Sharpridge Investments, Inc.	31,076	383,789
DCT Industrial Trust, Inc.	111,058	645,247
DiamondRock Hospitality Co.	75,512	909,164
DuPont Fabros Technology, Inc. (a)	18,782	459,408
Dynex Capital, Inc.	13,833	136,670
EastGroup Properties, Inc. (a)	12,373	569,900
Education Realty Trust, Inc.	33,733	287,068
Entertainment Properties Trust	20,983	999,001
Equity Lifestyle Properties, Inc.	12,051	720,891
Equity One, Inc.	17,671	350,239
Excel Trust, Inc.	8,986	106,933
Extra Space Storage, Inc.	39,717	859,873
FelCor Lodging Trust, Inc.*	47,828	304,186
First Industrial Realty Trust, Inc.*	35,297	441,918
First Potomac Realty Trust	23,117	375,189
Franklin Street Properties Corp. (a)	31,545	446,046
Getty Realty Corp.	10,017	254,532
Gladstone Commercial Corp. (a)	5,471	99,791
Glimcher Realty Trust	45,995	439,252
Government Properties Income Trust	12,886	353,334
Hatteras Financial Corp.	32,850	933,269
Healthcare Realty Trust, Inc.	32,041	731,816
Hersha Hospitality Trust	62,025	368,428
Highwoods Properties, Inc.	30,931	1,141,354
Home Properties, Inc.	16,704	1,059,034
Hudson Pacific Properties, Inc.	7,627	114,252
Inland Real Estate Corp.	34,083	332,991
Invesco Mortgage Capital, Inc.	32,457	738,072
Investors Real Estate Trust (a)	34,952	328,898
iStar Financial, Inc.*	42,546	409,293
Kilroy Realty Corp.	24,687	1,035,373
Kite Realty Group Trust	25,984	135,117
LaSalle Hotel Properties	34,287	964,836
Lexington Realty Trust	49,727	496,275
LTC Properties, Inc.	13,731	403,966
Medical Properties Trust, Inc.	50,271	620,344
MFA Financial, Inc.	156,755	1,250,905
Mid-America Apartment Communities, Inc.	14,763	986,907
Mission West Properties, Inc.	13,627	104,655
Monmouth Real Estate Investment Corp., Class A	14,047	117,433
MPG Office Trust, Inc.* (a)	21,671	72,164
National Health Investors, Inc.	11,058	537,751
National Retail Properties, Inc.	37,265	981,560
Newcastle Investment Corp.*	29,167	184,044
NorthStar Realty Finance Corp.	35,461	179,078
Omega Healthcare Investors, Inc.	44,149	1,013,661
One Liberty Properties, Inc.	4,975	77,162
Parkway Properties, Inc.	10,621	190,435

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Pebblebrook Hotel Trust	17,601	$377,541
Pennsylvania Real Estate Investment Trust	25,432	401,571
Pennymac Mortgage Investment Trust	13,142	240,761
Post Properties, Inc.	22,002	893,281
Potlatch Corp.	18,383	711,238
PS Business Parks, Inc.	8,364	504,015
RAIT Financial Trust (a)	47,909	116,898
Ramco-Gershenson Properties Trust	17,748	228,772
Redwood Trust, Inc.	35,769	566,223
Resource Capital Corp.	23,031	149,241
Retail Opportunity Investments Corp.	19,304	217,942
Sabra Health Care REIT, Inc.	12,264	206,280
Saul Centers, Inc.	2,964	129,794
Sovran Self Storage, Inc.	12,823	548,568
Starwood Property Trust, Inc.	32,792	747,330
Strategic Hotels & Resorts, Inc.*	64,026	436,657
Sun Communities, Inc.	9,347	359,673
Sunstone Hotel Investors, Inc.*	53,600	560,656
Tanger Factory Outlet Centers	36,331	1,003,826
Terreno Realty Corp.	5,537	93,908
Two Harbors Investment Corp.	31,346	327,879
UMH Properties, Inc.	5,855	60,541
Universal Health Realty Income Trust	5,330	229,776
Urstadt Biddle Properties, Inc., Class A	10,139	199,536
U-Store-It Trust	42,644	484,436
Walter Investment Management Corp.	12,299	219,168
Washington Real Estate Investment Trust	28,837	934,319
Winthrop Realty Trust	10,919	132,447

		46,209,983

Real Estate Management & Development 0.1%
Avatar Holdings, Inc.*	4,401	79,218
Consolidated-Tomoka Land Co. (a)	2,725	84,284
Forestar Group, Inc.*	16,608	326,679
Kennedy-Wilson Holdings, Inc.*	9,807	112,290
Tejon Ranch Co.*	6,203	221,075
Thomas Properties Group, Inc.* (a)	18,042	64,771

		888,317

Road & Rail 1.1%
Amerco, Inc.*	3,935	400,268
Arkansas Best Corp.	11,583	266,525
Avis Budget Group, Inc.*	47,235	895,576
Celadon Group, Inc.*	9,084	134,171
Dollar Thrifty Automotive Group, Inc.*	13,122	904,499
Genesee & Wyoming, Inc., Class A*	17,629	1,092,645
Heartland Express, Inc.	23,087	398,251
Knight Transportation, Inc.	27,024	486,702
Marten Transport Ltd.	7,102	158,801
Old Dominion Freight Line, Inc.*	19,083	714,086
Patriot Transportation Holding, Inc.*	2,106	53,092
RailAmerica, Inc.*	10,927	185,977
Roadrunner Transportation Systems, Inc.*	5,043	71,056

130	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Saia, Inc.*	7,570	$125,662
USA Truck, Inc.*	4,340	54,033
Werner Enterprises, Inc.	19,487	509,975

		6,451,319

Semiconductors & Semiconductor Equipment 3.8%
Advanced Analogic Technologies, Inc.*	21,129	90,010
Advanced Energy Industries, Inc.*	16,600	234,890
Amkor Technology, Inc.*	47,762	320,005
Anadigics, Inc.*	30,805	120,448
Applied Micro Circuits Corp.*	29,683	311,078
ATMI, Inc.*	14,344	285,589
Axcelis Technologies, Inc.*	50,002	93,504
AXT, Inc.* (a)	14,133	98,790
Brooks Automation, Inc.*	29,711	363,366
Cabot Microelectronics Corp.*	10,713	523,330
Cavium Networks, Inc.* (a)	20,940	988,787
Ceva, Inc.*	9,828	300,540
Cirrus Logic, Inc.*	31,578	522,932
Cohu, Inc.	10,883	156,824
Cymer, Inc.*	13,637	656,076
Diodes, Inc.*	15,389	526,612
DSP Group, Inc.*	11,273	91,086
Energy Conversion Devices, Inc.* (a)	35,821	71,642
Entegris, Inc.*	60,072	518,421
Entropic Communications, Inc.* (a)	29,971	262,546
Evergreen Solar, Inc.* (a)	—	0
Exar Corp.*	17,044	104,139
FEI Co.*	17,335	562,694
FormFactor, Inc.*	22,951	238,002
FSI International, Inc.*	17,823	81,986
GSI Technology, Inc.*	8,900	79,299
GT Solar International, Inc.*	27,349	305,488
Hittite Microwave Corp.*	12,477	803,394
Inphi Corp.*	3,249	70,113
Integrated Device Technology, Inc.*	70,291	571,817
Integrated Silicon Solution, Inc.*	12,028	116,190
IXYS Corp.*	11,247	178,377
Kopin Corp.*	31,319	150,644
Kulicke & Soffa Industries, Inc.*	31,967	289,621
Lattice Semiconductor Corp.*	52,742	358,118
LTX-Credence Corp.*	22,721	196,991
Mattson Technology, Inc.* (a)	24,721	57,353
Micrel, Inc.	22,976	294,323
Microsemi Corp.*	37,660	888,776
Mindspeed Technologies, Inc.* (a)	14,476	130,574
MIPS Technologies, Inc.*	23,113	192,300
MKS Instruments, Inc.	22,822	647,688
Monolithic Power Systems, Inc.*	14,660	248,927
MoSys, Inc.* (a)	14,540	90,003
Nanometrics, Inc.*	8,314	134,437
Netlogic Microsystems, Inc.*	28,505	1,229,421
NVE Corp.*	2,125	125,290

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
OmniVision Technologies, Inc.*	25,432	$854,515
PDF Solutions, Inc.*	10,579	66,859
Pericom Semiconductor Corp.*	11,973	108,835
Photronics, Inc.*	24,807	216,565
PLX Technology, Inc.*	18,289	62,731
Power Integrations, Inc.	11,148	449,710
RF Micro Devices, Inc.*	121,952	812,200
Rubicon Technology, Inc.* (a)	7,195	205,129
Rudolph Technologies, Inc.*	14,868	168,157
Semtech Corp.*	28,512	800,332
Sigma Designs, Inc.*	14,182	180,962
Silicon Image, Inc.*	35,188	292,764
Spansion, Inc., Class A*	6,268	123,480
Standard Microsystems Corp.*	10,232	277,799
Supertex, Inc.*	4,637	100,113
Tessera Technologies, Inc.*	22,758	449,698
Trident Microsystems, Inc.*	33,816	34,154
TriQuint Semiconductor, Inc.*	71,020	977,945
Ultra Clean Holdings, Inc.*	10,666	122,552
Ultratech, Inc.*	11,118	348,105
Veeco Instruments, Inc.* (a)	18,385	940,025
Volterra Semiconductor Corp.*	11,207	294,632
Zoran Corp.*	23,344	244,412

		22,814,115

Software 4.5%
Accelrys, Inc.*	25,726	194,746
ACI Worldwide, Inc.*	15,486	511,657
Actuate Corp.*	20,658	120,436
Advent Software, Inc.*	14,296	389,280
American Software, Inc., Class A	10,564	82,188
Ariba, Inc.*	40,950	1,423,831
Aspen Technology, Inc.*	28,438	426,286
Blackbaud, Inc.	20,468	566,145
Blackboard, Inc.* (a)	15,666	753,691
Bottomline Technologies, Inc.*	15,034	417,645
BroadSoft, Inc.*	4,047	183,936
CDC Corp., Class A* (a)	14,147	45,270
CommVault Systems, Inc.*	19,697	775,865
Concur Technologies, Inc.*	18,442	1,067,239
Deltek, Inc.*	9,431	70,732
DemandTec, Inc.*	8,800	97,416
Digimarc Corp.*	3,169	85,531
Ebix, Inc.* (a)	14,319	327,189
Epicor Software Corp.*	22,599	282,487
EPIQ Systems, Inc.	15,004	213,507
Fair Isaac Corp.	19,033	568,706
FalconStor Software, Inc.*	14,741	62,797
Fortinet, Inc.*	19,242	937,085
Interactive Intelligence, Inc.*	6,130	229,385
JDA Software Group, Inc.*	19,965	654,253
Kenexa Corp.*	10,572	311,028
Lawson Software, Inc.*	63,232	699,978

2011 Semiannual Report	131

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Magma Design Automation, Inc.*	30,407	$193,389
Manhattan Associates, Inc.*	10,324	373,213
Mentor Graphics Corp.*	48,923	721,614
MicroStrategy, Inc., Class A*	3,805	537,646
Monotype Imaging Holdings, Inc.*	10,792	146,771
Netscout Systems, Inc.*	13,967	357,416
NetSuite, Inc.*	8,303	287,367
Opnet Technologies, Inc.	6,286	246,160
Parametric Technology Corp.*	52,724	1,279,611
Pegasystems, Inc. (a)	7,357	273,165
Progress Software Corp.*	30,372	900,530
PROS Holdings, Inc.*	9,394	147,298
QLIK Technologies, Inc.*	6,450	206,787
Quest Software, Inc.*	27,417	706,262
Radiant Systems, Inc.*	15,421	307,186
RealD, Inc.* (a)	6,978	202,920
RealPage, Inc.*	7,249	231,243
Renaissance Learning, Inc.	6,143	73,655
Rosetta Stone, Inc.* (a)	4,737	66,697
S1 Corp.*	24,003	164,901
Smith Micro Software, Inc.*	13,787	106,436
SolarWinds, Inc.*	16,646	403,333
Sourcefire, Inc.*	12,529	333,522
SRS Labs, Inc.*	5,678	46,276
SS&C Technologies Holdings, Inc.*	7,658	156,223
SuccessFactors, Inc.*	30,760	1,066,449
Synchronoss Technologies, Inc.*	10,817	348,956
Take-Two Interactive Software, Inc.*	32,001	517,776
Taleo Corp., Class A*	18,168	658,953
TeleCommunication Systems, Inc., Class A*	20,914	96,414
THQ, Inc.*	29,665	119,847
TIBCO Software, Inc.*	74,848	2,244,692
TiVo, Inc.*	52,678	504,128
Tyler Technologies, Inc.*	12,988	321,973
Ultimate Software Group, Inc.*	11,346	635,376
VASCO Data Security International, Inc.*	12,603	155,521
VirnetX Holding Corp. (a)	16,285	412,825
Wave Systems Corp., Class A* (a)	36,906	117,730
Websense, Inc.*	19,170	494,394

		27,662,964

Specialty Retail 3.0%
America’s Car-Mart, Inc.*	4,394	107,565
Ann, Inc.*	24,590	767,454
Asbury Automotive Group, Inc.*	13,531	234,086
Ascena Retail Group, Inc.*	26,701	835,474
Barnes & Noble, Inc. (a)	17,572	193,116
Bebe Stores, Inc.	15,079	101,331
Big 5 Sporting Goods Corp.	10,405	124,340
Body Central Corp.*	2,603	62,940
Brown Shoe Co., Inc.	19,845	251,039
Buckle, Inc. (The)	11,968	544,424
Build-A-Bear Workshop, Inc.*	8,761	53,705

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Cabela’s, Inc.*	18,227	$465,518
Casual Male Retail Group, Inc.*	20,553	86,734
Cato Corp. (The), Class A	12,714	324,334
Charming Shoppes, Inc.*	53,465	242,196
Childrens Place Retail Stores, Inc. (The)*	11,948	635,275
Christopher & Banks Corp.	16,475	101,321
Citi Trends, Inc.*	6,856	152,615
Coldwater Creek, Inc.*	27,977	85,330
Collective Brands, Inc.*	29,480	619,080
Destination Maternity Corp.	4,800	112,176
DSW, Inc., Class A* (a)	6,354	301,688
Express, Inc.	7,508	162,098
Finish Line, Inc. (The), Class A	23,080	495,989
Genesco, Inc.*	10,949	442,121
Group 1 Automotive, Inc. (a)	11,137	479,336
Haverty Furniture Cos., Inc.	8,498	111,324
hhgregg, Inc.* (a)	5,952	73,567
Hibbett Sports, Inc.*	13,379	505,459
HOT Topic, Inc.	20,458	137,273
Jos. A. Bank Clothiers, Inc.*	12,478	654,097
Kirkland’s, Inc.*	7,662	115,620
Lithia Motors, Inc., Class A	10,140	184,447
Lumber Liquidators Holdings, Inc.* (a)	10,118	262,562
MarineMax, Inc.*	10,676	102,063
Men’s Wearhouse, Inc. (The)	23,884	666,125
Midas, Inc.*	6,955	50,563
Monro Muffler Brake, Inc.	13,482	409,583
New York & Co., Inc.*	11,910	73,127
OfficeMax, Inc.*	39,134	389,775
Pacific Sunwear of California, Inc.* (a)	30,229	96,430
Penske Automotive Group, Inc.*	20,243	455,063
PEP Boys-Manny Moe & Jack	24,077	329,855
Pier 1 Imports, Inc.*	48,126	586,175
Rent-A-Center, Inc.	29,901	910,485
Rue21, Inc.* (a)	6,802	204,876
Sally Beauty Holdings, Inc.*	43,449	642,611
Select Comfort Corp.*	25,497	404,637
Shoe Carnival, Inc.*	4,272	125,041
Sonic Automotive, Inc., Class A	18,467	260,385
Stage Stores, Inc.	16,823	324,011
Stein Mart, Inc.	12,713	138,317
Systemax, Inc.*	5,215	67,534
Talbots, Inc.*	31,788	171,019
Ulta Salon Cosmetics & Fragrance, Inc.*	14,270	759,021
Vitamin Shoppe, Inc.*	7,334	286,173
West Marine, Inc.*	6,900	75,072
Wet Seal, Inc. (The), Class A*	47,284	208,050
Zumiez, Inc.*	9,316	261,873

		18,023,498

Textiles, Apparel & Luxury Goods 2.1%
Carter’s, Inc.*	26,911	832,088
Cherokee, Inc. (a)	3,948	76,591

132	Semiannual Report 2011

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Columbia Sportswear Co.	5,216	$354,636
CROCS, Inc.*	39,319	790,705
Culp, Inc.*	4,481	45,168
Deckers Outdoor Corp.*	17,511	1,485,983
G-III Apparel Group Ltd.*	7,032	315,456
Iconix Brand Group, Inc.*	32,879	805,207
Joe’s Jeans, Inc.* (a)	19,835	19,418
Jones Group, Inc. (The)	39,646	540,375
Kenneth Cole Productions, Inc., Class A*	3,727	50,203
K-Swiss, Inc., Class A*	12,506	153,949
Liz Claiborne, Inc.* (a)	43,350	272,672
Maidenform Brands, Inc.*	10,470	331,480
Movado Group, Inc.	7,407	123,623
Oxford Industries, Inc.	6,474	222,382
Perry Ellis International, Inc.*	4,733	133,376
Quiksilver, Inc.*	59,363	258,229
RG Barry Corp.	4,300	52,632
Skechers U.S.A., Inc., Class A*	15,588	296,951
Steven Madden Ltd.* (a)	11,147	592,463
Timberland Co. (The), Class A*	17,875	807,771
True Religion Apparel, Inc.*	11,617	351,066
Under Armour, Inc., Class A*	15,918	1,089,746
Unifi, Inc.*	6,433	104,987
Vera Bradley, Inc.*	5,976	290,673
Volcom, Inc.	9,067	178,892
Warnaco Group, Inc. (The)*	20,265	1,304,255
Wolverine World Wide, Inc.	22,475	891,808

		12,772,785

Thrifts & Mortgage Finance 1.1%
Abington Bancorp, Inc.	9,919	120,218
Astoria Financial Corp.	39,428	570,523
Bank Mutual Corp.	21,727	88,863
BankFinancial Corp.	8,651	79,070
Beneficial Mutual Bancorp, Inc.*	15,880	137,044
Berkshire Hills Bancorp, Inc.	6,584	146,823
BofI Holding, Inc.*	3,491	58,649
Brookline Bancorp, Inc.	16,401	151,217
Dime Community Bancshares	12,498	193,219
ESB Financial Corp. (a)	4,653	78,961
ESSA Bancorp, Inc.	6,741	84,600
Federal Agricultural Mortgage Corp., Class C (a)	4,481	84,915
First Financial Holdings, Inc.	7,840	86,083
Flagstar Bancorp, Inc.*	32,023	49,956
Flushing Financial Corp.	14,464	212,910
Home Federal Bancorp, Inc.	8,690	105,584
Kearny Financial Corp.	7,350	70,339
Meridian Interstate Bancorp, Inc.*	4,756	66,394
MGIC Investment Corp.*	91,899	795,845
Northwest Bancshares, Inc.	50,531	636,185
OceanFirst Financial Corp.	6,991	101,370
Ocwen Financial Corp.*	33,798	404,562

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Oritani Financial Corp.	25,433	$311,809
PMI Group, Inc. (The)*	64,852	140,080
Provident Financial Services, Inc.	27,096	393,434
Provident New York Bancorp	17,675	165,792
Radian Group, Inc.	60,341	357,822
Rockville Financial, Inc.	6,227	61,834
Roma Financial Corp.	4,060	42,874
Territorial Bancorp, Inc.	7,510	150,726
Trustco Bank Corp.	35,090	210,540
United Financial Bancorp, Inc.	10,015	163,645
ViewPoint Financial Group	6,850	84,598
Walker & Dunlop, Inc.*	4,845	58,092
Westfield Financial, Inc.	14,368	130,461
WSFS Financial Corp.	2,758	124,027

		6,719,064

Tobacco 0.2%
Alliance One International, Inc.*	41,323	164,879
Star Scientific, Inc.* (a)	44,515	178,505
Universal Corp.	10,861	471,150
Vector Group Ltd. (a)	20,737	380,731

		1,195,265

Trading Companies & Distributors 1.0%
Aceto Corp.	12,129	97,153
Aircastle Ltd.	23,392	291,464
Applied Industrial Technologies, Inc.	19,359	682,598
Beacon Roofing Supply, Inc.*	20,880	466,042
CAI International, Inc.*	5,271	132,618
DXP Enterprises, Inc.*	3,813	100,091
H&E Equipment Services, Inc.*	12,919	257,088
Houston Wire & Cable Co.	8,881	149,112
Interline Brands, Inc.*	15,163	320,243
Kaman Corp.	11,826	439,927
RSC Holdings, Inc.*	22,958	302,357
Rush Enterprises, Inc., Class A*	14,865	313,206
SeaCube Container Leasing Ltd.	4,945	80,257
TAL International Group, Inc.	7,695	277,405
Textainer Group Holdings Ltd.	4,291	152,159
Titan Machinery, Inc.*	6,229	195,964
United Rentals, Inc.*	27,506	809,227
Watsco, Inc.	12,608	893,781

		5,960,692

Water Utilities 0.2%
American States Water Co.	8,344	291,289
Artesian Resources Corp., Class A	3,624	70,813
Cadiz, Inc.*	6,034	75,123
California Water Service Group	8,774	330,955
Connecticut Water Service, Inc. (a)	4,236	109,035
Consolidated Water Co. Ltd.	7,038	69,043
Middlesex Water Co.	7,308	137,975

2011 Semiannual Report	133

Statement of Investments (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Water Utilities (continued)
SJW Corp.	5,976	$138,882
York Water Co. (The)	6,345	110,784

		1,333,899

Wireless Telecommunication Services 0.1%
FiberTower Corp.* (a)	22,901	30,917
ICO Global Communications Holdings Ltd.*	43,043	124,394
NTELOS Holdings Corp.	13,362	263,632
Shenandoah Telecommunications Co.	10,810	203,444
USA Mobility, Inc.	9,867	152,445

		774,832

Total Common Stocks (cost $469,531,625)		593,266,053

Warrant 0.0%

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%
Greenhunter Energy, Inc., expiring 9/16/2011* (b)	120	0

Total Warrant (cost $ —)		0

Mutual Funds 2.6%

	Shares	Market Value

Closed-End Funds
Domestic Funds 0.0%†
Kayne Anderson Energy Development Co.	4,747	93,041

Money Market Fund 2.6%
Invesco Liquid Assets Portfolio —Institutional Class, 0.14% (c)	15,953,120	15,953,120

Total Mutual Funds (cost $16,045,977)		16,046,161

Repurchase Agreements 6.4%

	Principal Amount	Market Value

Deutsche Bank, 0.03%, dated 04/29/2011, due 05/02/2011, repurchase price $35,000,088, collateralized by U.S. Government Agency Mortgages Securities ranging from 0.00% - 5.38%, maturing 05/11/2011 - 05/12/2025; total market value of $35,700,069. (d)	$35,000,000	35,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 04/29/2011, due 05/02/2011, repurchase price $3,885,746, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.50%, maturing 07/20/2018 - 04/15/2041; total market value $3,963,445. (d)	$3,885,730	$3,885,730

Total Repurchase Agreements (cost $38,885,730)		38,885,730

Total Investments (cost $524,463,332) (e) — 106.5%		648,197,944

Liabilities in excess of other assets — (6.5)%		(39,465,941)

NET ASSETS — 100.0%		$608,732,003

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2011. The total value of securities on loan at April 30, 2011 was $37,911,983.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2011, was $38,885,730.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At April 30, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
187	Russell 2000 Mini Index	06/17/11	$16,154,930	$804,398

The accompanying notes are an integral part of these financial statements.

134	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund
Assets:
Investments, at value (cost $485,577,602)*	$609,312,214
Repurchase agreements, at value and cost	38,885,730

Total Investments	648,197,944

Cash	3,995
Deposits with broker for futures	614,000
Dividends receivable	212,763
Security lending income receivable	47,226
Receivable for investments sold	600,341
Receivable for capital shares issued	145,877
Unrealized appreciation on futures contracts	804,398
Prepaid expenses and other assets	41,006

Total Assets	650,667,550

Liabilities:
Payable for investments purchased	1,287,894
Payable for capital shares redeemed	826,917
Due to broker	717,383
Payable upon return of securities loaned (Note 2)	38,885,730
Accrued expenses and other payables:
Investment advisory fees	92,029
Fund administration fees	18,918
Distribution fees	42,740
Administrative servicing fees	17,690
Accounting and transfer agent fees	6,917
Trustee fees	1,467
Custodian fees	6,492
Compliance program costs (Note 3)	2,258
Professional fees	17,573
Printing fees	8,748
Other	2,791

Total Liabilities	41,935,547

Net Assets	$608,732,003

Represented by:
Capital	$503,190,209
Accumulated undistributed net investment income	1,304,019
Accumulated net realized losses from investment and futures transactions	(20,301,235)
Net unrealized appreciation/(depreciation) from investments	123,734,612
Net unrealized appreciation/(depreciation) from futures (Note 2)	804,398

Net Assets	$608,732,003

*	Includes value of securities on loan of $37,911,983 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	135

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$207,600,973
Class B Shares	96,332
Class C Shares	1,382,001
Class R2 Shares	1,453
Institutional Class Shares	399,651,244

Total	$608,732,003

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,809,619
Class B Shares	7,439
Class C Shares	107,183
Class R2 Shares	111
Institutional Class Shares	30,085,525

Total	46,009,877

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.13
Class B Shares(a)	$12.95
Class C Shares(b)	$12.89
Class R2 Shares	$13.09
Institutional Class Shares	$13.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

136	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$3,977,887
Income from securities lending (Note 2)	298,927
Other income	2,676
Interest income	3
Foreign tax withholding	(108)

Total Income	4,279,385

EXPENSES:
Investment advisory fees	548,504
Fund administration fees	107,409
Distribution fees Class A	235,361
Distribution fees Class B	525
Distribution fees Class C	6,146
Distribution fees Class R2	4
Administrative servicing fees Class A	131,802
Registration and filing fees	27,808
Professional fees	15,897
Printing fees	1,198
Trustee fees	8,665
Custodian fees	9,925
Accounting and transfer agent fees	31,077
Compliance program costs (Note 3)	709
Other	12,173

Total expenses before earnings credit and fees waived	1,137,203

Earnings credit (Note 6)	(370)
Investment advisory fees waived (Note 3)	(32,629)

Net Expenses	1,104,204

NET INVESTMENT INCOME	3,175,181

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,712,844
Net realized gains from futures transactions (Note 2)	2,328,764

Net realized gains from investment and futures transactions	6,041,608

Net change in unrealized appreciation/(depreciation) from investments	105,722,420
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	285,054

Net change in unrealized appreciation/(depreciation) from investments and futures	106,007,474

Net realized/unrealized gains from investments and futures transactions	112,049,082

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$115,224,263

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	137

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$3,175,181	$4,326,640
Net realized gains/(losses) from investment and futures transactions	6,041,608	(278,951)
Net change in unrealized appreciation from investments and futures	106,007,474	95,694,527

Change in net assets resulting from operations	115,224,263	99,742,216

Distributions to Shareholders From:
Net investment income:
Class A	(646,749)	(1,259,751)
Class B	(213)	(675)
Class C	(2,902)	(3,247)
Class R2	(4)	(8)
Institutional Class	(1,559,084)	(3,394,728)

Change in net assets from shareholder distributions	(2,208,952)	(4,658,409)

Change in net assets from capital transactions	8,105,903	25,071,151

Change in net assets	121,121,214	120,154,958

Net Assets:
Beginning of period	487,610,789	367,455,831

End of period	$608,732,003	$487,610,789

Accumulated undistributed net investment income at end of period	$1,304,019	$337,790

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,749,831	$45,134,341
Dividends reinvested	621,186	1,214,617
Cost of shares redeemed	(22,482,822)	(30,670,420)

Total Class A	(1,111,805)	15,678,538

Class B Shares
Proceeds from shares issued	3,179	314
Dividends reinvested	204	661
Cost of shares redeemed	(74,423)	(80,991)

Total Class B	(71,040)	(80,016)

Class C Shares
Proceeds from shares issued	179,618	264,563
Dividends reinvested	2,608	2,602
Cost of shares redeemed	(78,393)	(43,114)

Total Class C	103,833	224,051

Class R2 Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	4	8
Cost of shares redeemed	–	(792)

Total Class R2	4	216

The accompanying notes are an integral part of these financial statements.

138	Semiannual Report 2011

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS: (Continued)
Institutional Class Shares
Proceeds from shares issued	$19,627,417	$37,306,715
Dividends reinvested	1,559,084	3,394,728
Cost of shares redeemed	(12,001,590)	(31,453,081)

Total Institutional Class	9,184,911	9,248,362

Change in net assets from capital transactions	$8,105,903	$25,071,151

SHARE TRANSACTIONS:
Class A Shares
Issued	1,729,142	4,652,163
Reinvested	51,780	125,233
Redeemed	(1,909,496)	(3,163,583)

Total Class A Shares	(128,574)	1,613,813

Class B Shares
Issued	288	35
Reinvested	17	70
Redeemed	(6,488)	(8,789)

Total Class B Shares	(6,183)	(8,684)

Class C Shares
Issued	15,372	28,041
Reinvested	221	276
Redeemed	(6,380)	(4,435)

Total Class C Shares	9,213	23,882

Class R2 Shares
Issued	–	109
Reinvested	1	1
Redeemed	–	(86)

Total Class R2 Shares	1	24

Institutional Class Shares
Issued	1,611,904	3,786,280
Reinvested	128,567	345,590
Redeemed	(978,873)	(3,119,429)

Total Institutional Class Shares	761,598	1,012,441

Total change in shares	636,055	2,641,476

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	139

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.67	0.05	2.45	2.50	(0.04)	–	(0.04)	–	$13.13	23.48%		$207,600,973	0.66%	0.90%	0.67%	3.92%
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%		$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%	)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%		$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	–	$13.47	19.14%		$114,280,835	0.70%	1.21%	0.75%	31.51%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.54	0.02	2.41	2.43	(0.02)	–	(0.02)	–	$12.95	23.08%		$96,332	1.27%	0.34%	1.28%	3.92%
Year Ended October 31, 2010 (f)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%		$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (f)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%	)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%		$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	–	$13.36	18.38%		$482,293	1.30%	0.62%	1.35%	31.51%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.50	0.02	2.40	2.42	(0.03)	–	(0.03)	–	$12.89	23.05%		$1,382,001	1.26%	0.29%	1.28%	3.92%
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%		$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%	)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%		$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	–	$13.33	18.40%		$534,348	1.30%	0.53%	1.35%	31.51%

Class R2 Shares(g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.65	0.04	2.44	2.48	(0.04)	–	(0.04)	–	$13.09	23.29%		$1,453	0.83%	0.71%	0.83%	3.92%
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%		$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%	)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (h)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%		$1,056	0.68%	0.84%	0.70%	19.60%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.79	0.08	2.46	2.54	(0.05)	–	(0.05)	–	$13.28	23.61%		$399,651,244	0.27%	1.29%	0.28%	3.92%
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%		$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%	)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%		$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	–	$13.59	19.60%		$518,238,957	0.30%	1.61%	0.35%	31.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

140	Semiannual Report 2011

Notes to Financial Statements

April 30, 2011 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2011, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m.

2011 Semiannual Report	141

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities of open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity and investment company securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

Bond Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,332,098	$—	$2,332,098
Commercial Mortgage Backed Securities	—	26,674,744	—	26,674,744
Corporate Bonds	—	245,459,066	—	245,459,066
Municipal Bonds	—	9,487,793	—	9,487,793
Mutual Fund	45,075,066	—	—	45,075,066
Repurchase Agreement	—	3,995,036	—	3,995,036
Sovereign Bonds	—	33,002,350	—	33,002,350
U.S. Government Mortgage Backed Agencies	—	399,289,841	—	399,289,841
U.S. Government Sponsored & Agency Obligations	—	83,012,476	—	83,012,476

142	Semiannual Report 2011

Bond Index (continued)

Asset Type*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds	$—	$57,403,998	$—	$57,403,998
U.S. Treasury Notes	—	329,195,146	—	329,195,146
Yankee Dollars	—	8,242,302	—	8,242,302
Total	$45,075,066	$1,198,094,850	$—	$1,243,169,916

International Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$11,460,442	$—	$11,460,442
Air Freight & Logistics	—	5,313,519	—	5,313,519
Airlines	—	4,023,976	—	4,023,976
Auto Components	—	12,849,719	—	12,849,719
Automobiles	—	53,362,843	—	53,362,843
Beverages	—	34,151,973	—	34,151,973
Biotechnology	—	4,355,068	—	4,355,068
Building Products	—	11,363,148	—	11,363,148
Capital Markets	—	40,379,603	—	40,379,603
Chemicals	—	66,023,855	—	66,023,855
Commercial Banks	—	225,051,057	—	225,051,057
Commercial Services & Supplies	—	9,772,151	—	9,772,151
Communications Equipment	—	14,010,463	—	14,010,463
Computers & Peripherals	—	6,233,866	—	6,233,866
Construction & Engineering	—	14,876,113	—	14,876,113
Construction Materials	—	11,738,871	—	11,738,871
Consumer Finance	—	551,419	—	551,419
Containers & Packaging	—	2,606,273	—	2,606,273
Distributors	—	2,651,653	—	2,651,653
Diversified Consumer Services	—	415,934	—	415,934
Diversified Financial Services	—	23,356,870	—	23,356,870
Diversified Telecommunication Services	—	62,270,671	—	62,270,671
Electric Utilities	—	46,710,049	—	46,710,049
Electrical Equipment	—	28,358,979	—	28,358,979
Electronic Equipment, Instruments & Components	—	19,217,099	—	19,217,099
Energy Equipment & Services	—	17,543,545	—	17,543,545
Food & Staples Retailing	—	39,635,002	—	39,635,002
Food Products	—	62,325,176	—	62,325,176
Gas Utilities	—	7,488,288	—	7,488,288
Health Care Equipment & Supplies	—	11,644,433	—	11,644,433
Health Care Providers & Services	—	6,254,930	—	6,254,930
Hotels, Restaurants & Leisure	—	17,057,813	—	17,057,813
Household Durables	—	12,870,598	—	12,870,598
Household Products	—	6,870,993	—	6,870,993
Independent Power Producers & Energy Traders	—	3,275,081	—	3,275,081
Industrial Conglomerates	—	32,671,987	—	32,671,987
Information Technology Services	—	4,812,618	—	4,812,618
Insurance	—	81,500,446	—	81,500,446
Internet & Catalog Retail	—	1,874,135	—	1,874,135
Internet Software & Services	—	1,409,486	—	1,409,486

2011 Semiannual Report	143

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

International Index (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Leisure Equipment & Products	$—	$3,062,476	$—	$3,062,476
Life Sciences Tools & Services	—	1,317,106	—	1,317,106
Machinery	—	54,200,400	—	54,200,400
Marine	—	6,557,072	—	6,557,072
Media	—	27,444,064	—	27,444,064
Metals & Mining	—	114,668,625	—	114,668,625
Multiline Retail	—	6,313,018	—	6,313,018
Multi-Utilities	—	25,783,282	—	25,783,282
Office Electronics	—	10,501,436	—	10,501,436
Oil, Gas & Consumable Fuels	—	132,529,412	—	132,529,412
Paper & Forest Products	—	5,025,652	—	5,025,652
Personal Products	—	8,216,473	—	8,216,473
Pharmaceuticals	—	121,093,691	—	121,093,691
Professional Services	—	8,432,596	—	8,432,596
Real Estate Investment Trusts (REITs)	—	24,262,712	—	24,262,712
Real Estate Management & Development	—	30,193,482	—	30,193,482
Road & Rail	—	13,861,492	—	13,861,492
Semiconductors & Semiconductor Equipment	—	11,838,006	—	11,838,006
Software	—	15,476,249	—	15,476,249
Specialty Retail	—	13,701,351	—	13,701,351
Textiles, Apparel & Luxury Goods	—	21,718,152	—	21,718,152
Tobacco	—	21,881,993	—	21,881,993
Trading Companies & Distributors	—	20,912,016	—	20,912,016
Transportation Infrastructure	—	7,272,935	—	7,272,935
Water Utilities	—	890,867	—	890,867
Wireless Telecommunication Services	—	36,453,133	—	36,453,133
Total Common Stocks	—	1,761,947,836	—	1,761,947,836
Futures Contracts	420,251	—	—	420,251
Mutual Funds	883,653	—	—	883,653
Preferred Stocks*	—	9,471,603	—	9,471,603
Repurchase Agreements	—	176,529,994	—	176,529,994
Rights*	—	16,809	—	16,809
Total Assets	$1,303,904	$1,947,966,242	$—	$1,949,270,146
Liabilities:
Futures Contracts	$(24,865)	$—	$—	$(24,865)
Total Liabilities	(24,865)	—	—	(24,865)
Total	$1,279,039	$1,947,966,242	$—	$1,949,245,281

Mid Cap Market Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,532,460	$—	$—	$7,532,460
Air Freight & Logistics	2,087,738	—	—	2,087,738
Airlines	4,118,297	—	—	4,118,297
Auto Components	11,939,742	—	—	11,939,742
Automobiles	1,190,722	—	—	1,190,722

144	Semiannual Report 2011

Mid Cap Market Index (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Beverages	$4,186,501	$—	$—	$4,186,501
Biotechnology	13,355,466	—	—	13,355,466
Building Products	2,005,163	—	—	2,005,163
Capital Markets	25,074,462	—	—	25,074,462
Chemicals	39,836,633	—	—	39,836,633
Commercial Banks	37,925,930	—	—	37,925,930
Commercial Services & Supplies	17,668,170	—	—	17,668,170
Communications Equipment	16,156,269	—	—	16,156,269
Computers & Peripherals	6,658,634	—	—	6,658,634
Construction & Engineering	15,391,025	—	—	15,391,025
Construction Materials	3,782,196	—	—	3,782,196
Containers & Packaging	17,658,400	—	—	17,658,400
Distributors	3,352,469	—	—	3,352,469
Diversified Consumer Services	11,794,132	—	—	11,794,132
Diversified Financial Services	3,870,486	—	—	3,870,486
Diversified Telecommunication Services	2,956,193	—	—	2,956,193
Electric Utilities	19,062,158	—	—	19,062,158
Electrical Equipment	20,369,018	—	—	20,369,018
Electronic Equipment, Instruments & Components	27,382,395	—	—	27,382,395
Energy Equipment & Services	38,053,125	—	—	38,053,125
Food & Staples Retailing	4,185,329	—	—	4,185,329
Food Products	22,232,117	—	—	22,232,117
Gas Utilities	23,662,527	—	—	23,662,527
Health Care Equipment & Supplies	35,895,187	—	—	35,895,187
Health Care Providers & Services	36,715,322	—	—	36,715,322
Health Care Technology	3,711,859	—	—	3,711,859
Hotels, Restaurants & Leisure	16,353,023	—	—	16,353,023
Household Durables	16,851,211	—	—	16,851,211
Household Products	10,225,257	—	—	10,225,257
Industrial Conglomerates	2,757,694	—	—	2,757,694
Information Technology Services	29,276,170	—	—	29,276,170
Insurance	44,723,071	—	—	44,723,071
Internet Software & Services	12,741,318	—	—	12,741,318
Leisure Equipment & Products	3,957,299	—	—	3,957,299
Life Sciences Tools & Services	19,062,442	—	—	19,062,442
Machinery	66,518,918	—	—	66,518,918
Marine	4,768,911	—	—	4,768,911
Media	8,526,035	—	—	8,526,035
Metals & Mining	15,304,348	—	—	15,304,348
Multiline Retail	9,184,875	—	—	9,184,875
Multi-Utilities	20,580,727	—	—	20,580,727
Office Electronics	2,003,633	—	—	2,003,633
Oil, Gas & Consumable Fuels	41,543,289	—	—	41,543,289
Paper & Forest Products	1,112,513	—	—	1,112,513
Personal Products	2,921,482	—	—	2,921,482
Pharmaceuticals	12,946,228	—	—	12,946,228
Professional Services	10,965,850	—	—	10,965,850
Real Estate Investment Trusts (REITs)	90,913,922	—	—	90,913,922
Real Estate Management & Development	4,000,601	—	—	4,000,601
Road & Rail	14,322,715	—	—	14,322,715

2011 Semiannual Report	145

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Mid Cap Market Index (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$40,007,950	$—	$—	$40,007,950
Software	48,774,484	—	—	48,774,484
Specialty Retail	43,301,648	—	—	43,301,648
Textiles, Apparel & Luxury Goods	20,925,088	—	—	20,925,088
Thrifts & Mortgage Finance	13,415,088	—	—	13,415,088
Tobacco	921,131	—	—	921,131
Trading Companies & Distributors	8,186,892	—	—	8,186,892
Water Utilities	2,836,722	—	—	2,836,722
Wireless Telecommunication Services	2,799,105	—	—	2,799,105
Total Common Stocks	1,122,539,765	—	—	1,122,539,765
Futures Contracts	1,389,022	—	—	1,389,022
Mutual Fund	28,595,946	—	—	28,595,946
Repurchase Agreements	—	24,427,668	—	24,427,668
Total	$1,152,524,733	$24,427,668	$—	$1,176,952,401

S&P 500 Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,653,066,734	$—	$—	$2,653,066,734
Futures Contracts	1,359,675	—	—	1,359,675
Mutual Fund	38,439,278	—	—	38,439,278
Repurchase Agreements	—	8,674,717	—	8,674,717
Total	$2,692,865,687	$8,674,717	$—	$2,701,540,404

Small Cap Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$10,521,160	$—	$—	$10,521,160
Air Freight & Logistics	2,347,864	—	—	2,347,864
Airlines	3,831,993	—	—	3,831,993
Auto Components	5,711,775	—	—	5,711,775
Automobiles	167,068	—	—	167,068
Beverages	898,770	—	—	898,770
Biotechnology	21,279,090	—	—	21,279,090
Building Products	3,595,017	—	—	3,595,017
Capital Markets	13,616,571	—	—	13,616,571
Chemicals	15,896,919	—	—	15,896,919
Commercial Banks	31,596,567	—	—	31,596,567
Commercial Services & Supplies	14,211,888	—	—	14,211,888
Communications Equipment	18,182,360	—	—	18,182,360
Computers & Peripherals	4,103,477	—	—	4,103,477
Construction & Engineering	4,637,104	—	—	4,637,104
Construction Materials	602,483	—	—	602,483
Consumer Finance	3,701,818	—	—	3,701,818
Containers & Packaging	3,211,412	—	—	3,211,412

146	Semiannual Report 2011

Small Cap Index (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Distributors	$998,970	$—	$—	$998,970
Diversified Consumer Services	6,346,760	—	—	6,346,760
Diversified Financial Services	2,621,960	—	—	2,621,960
Diversified Telecommunication Services	4,049,433	—	—	4,049,433
Electric Utilities	7,352,840	—	—	7,352,840
Electrical Equipment	10,253,203	—	—	10,253,203
Electronic Equipment, Instruments & Components	15,302,060	—	—	15,302,060
Energy Equipment & Services	14,600,645	—	—	14,600,645
Food & Staples Retailing	4,940,865	—	—	4,940,865
Food Products	7,402,824	—	—	7,402,824
Gas Utilities	6,522,055	—	—	6,522,055
Health Care Equipment & Supplies	19,999,019	—	—	19,999,019
Health Care Providers & Services	20,296,993	—	—	20,296,993
Health Care Technology	2,844,151	—	—	2,844,151
Hotels, Restaurants & Leisure	13,378,743	—	—	13,378,743
Household Durables	4,144,011	—	—	4,144,011
Household Products	897,893	—	—	897,893
Independent Power Producers & Energy Traders	296,972	—	—	296,972
Industrial Conglomerates	1,206,002	—	—	1,206,002
Information Technology Services	12,568,349	—	—	12,568,349
Insurance	13,857,352	—	—	13,857,352
Internet & Catalog Retail	2,466,582	—	20,691	2,487,273
Internet Software & Services	12,946,829	—	—	12,946,829
Leisure Equipment & Products	3,792,942	—	—	3,792,942
Life Sciences Tools & Services	3,911,764	—	—	3,911,764
Machinery	19,873,391	—	—	19,873,391
Marine	510,984	—	—	510,984
Media	6,440,603	—	—	6,440,603
Metals & Mining	11,951,062	—	—	11,951,062
Multiline Retail	2,604,520	—	—	2,604,520
Multi-Utilities	2,163,941	—	—	2,163,941
Oil, Gas & Consumable Fuels	26,914,914	—	—	26,914,914
Paper & Forest Products	3,124,203	—	—	3,124,203
Personal Products	1,987,578	—	—	1,987,578
Pharmaceuticals	8,848,483	—	—	8,848,483
Professional Services	6,906,397	—	—	6,906,397
Real Estate Investment Trusts (REITs)	46,209,983	—	—	46,209,983
Real Estate Management & Development	888,317	—	—	888,317
Road & Rail	6,451,319	—	—	6,451,319
Semiconductors & Semiconductor Equipment	22,814,115	—	—	22,814,115
Software	27,662,964	—	—	27,662,964
Specialty Retail	18,023,498	—	—	18,023,498
Textiles, Apparel & Luxury Goods	12,772,785	—	—	12,772,785
Thrifts & Mortgage Finance	6,719,064	—	—	6,719,064
Tobacco	1,195,265	—	—	1,195,265
Trading Companies & Distributors	5,960,692	—	—	5,960,692
Water Utilities	1,333,899	—	—	1,333,899
Wireless Telecommunication Services	774,832	—	—	774,832
Total Common Stocks	593,245,362	—	20,691	593,266,053

2011 Semiannual Report	147

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Small Cap Index (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Futures Contracts	$804,398	$—	$—	$804,398
Mutual Funds	16,046,161	—	—	16,046,161
Repurchase Agreements	—	38,885,730	—	38,885,730
Warrants	—	—	—	—
Total	$610,095,921	$38,885,730	$20,691	$649,002,342

*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following tables provide a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index

	Common Stocks	Rights	Total
Balance as of 10/31/10	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Net Purchases/(Sales)	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 4/30/11	$—	$—	$—

Mid Cap Index

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Net Purchases/(Sales)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/11	$—	$—

148	Semiannual Report 2011

Small Cap Index

	Common Stocks	Total
Balance as of 10/30/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(23,740)	(23,740)
Purchases	—	—
Sales	—	—
Transfers Into Level 3	44,431	44,431
Transfers Out of Level 3	—	—
Balance as of 04/30/11	$20,691	$20,691
Change in Unrealized Appreciation/(Depreciation) for securities still held	$(23,740)	$(23,740)

Amounts designated as “—” are zero or have been rounded to zero.

For the six months ended April 30, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

International Index, Mid Cap Index, S&P 500 Index and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign securities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve virtually no counterparty credit risk to a Fund because futures contracts are exchange-traded,

2011 Semiannual Report	149

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following tables provide a summary of each Fund’s derivative instruments as of April 30, 2011:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2011

International Index
Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$420,251

Total		$420,251

Liabilities:
Futures — Equity contracts*	Net Assets — Unrealized depreciation from futures contracts	$(24,865)

Total		$(24,865)

Mid Cap Market Index
Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$1,389,022

Total		$1,389,022

S&P 500 Index
Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$1,359,675

Total		$1,359,675

Small Cap Index
Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$804,398

Total		$804,398

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

150	Semiannual Report 2011

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2011

International Index
Realized Gain/(Loss)	Total
Futures — Equity contracts	$791,168

Total	$791,168

Mid Cap Market Index
Realized Gain/(Loss)	Total
Futures — Equity contracts	$5,234,285

Total	$5,234,285

S&P 500 Index
Realized Gain/(Loss)	Total
Futures — Equity contracts	$3,272,348

Total	$3,272,348

Small Cap Index
Realized Gain/(Loss)	Total
Futures — Equity contracts	$2,328,764

Total	$2,328,764

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2011
International Index
Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$356,081

Total	$356,081

Mid Cap Market Index
Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$425,520

Total	$425,520

S&P 500 Index
Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$707,623

Total	$707,623

2011 Semiannual Report	151

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Small Cap Index
Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$285,054

Total	$285,054

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the six months ended April 30, 2011.

(d)	Repurchase Agreements

Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements. A Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan

152	Semiannual Report 2011

Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2011, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$241,862,728	$246,427,547	*
International Index	168,220,058	176,529,994
Mid Cap Market Index	23,777,881	24,427,668
S&P 500 Index	8,472,951	8,674,717
Small Cap Index	37,911,983	38,885,730
*	Includes $242,432,511 of collateral in the form of U.S. Government agency securities, interest rates ranging from 0.00% to 9.50% and maturity dates ranging from 05/06/2011 to 04/20/2041.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index and are declared daily and paid monthly for Bond Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

Each Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any

2011 Semiannual Report	153

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2011, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion $1.5 billion up to $3 billion On $3 billion and more	0.22 0.21 0.20	% % %
International Index	Up to $1.5 billion $1.5 billion up to $3 billion On $3 billion and more	0.27 0.26 0.25	% % %
Mid Cap Market Index	Up to $1.5 billion $1.5 billion up to $3 billion On $3 billion and more	0.22 0.21 0.20	% % %
S&P 500 Index	Up to $1.5 billion $1.5 billion up to $3 billion $3 billion up to $4.5 billion On $4.5 billion and more	0.13 0.12 0.11 0.10	% % % %
Small Cap Index	Up to $1.5 billion $1.5 billion up to $3 billion On $3 billion and more	0.20 0.19 0.18	% % %

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $1,115,067 for the six months ended April 30, 2011.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012.

154	Semiannual Report 2011

Fund	Classes	Amount (annual rate)
Bond Index(a)	All Classes	0.32%
International Index(a)	All Classes	0.37%
Mid Cap Market Index	All Classes	0.32%
S&P 500 Index	All Classes	0.23%
Small Cap Index(a)	All Classes	0.30%
(a)	The Expense Limitation Agreement also stated that for these Funds, the expense ratio for Class A, Class B, Class C, and Institutional Class shares would not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of April 30, 2011, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Six Months Ended April 30, 2011 Amount	Total
Bond Index	$682,595	$769,634	$374,133	$—	$1,826,362
International Index	1,015,558	1,078,009	467,030	1	2,560,598
Mid Cap Market Index	384,170	626,625	272,836	—	1,283,631
S&P 500 Index	909,757	1,434,213	564,725	—	2,908,695
Small Cap Index	217,602	332,402	169,296	—	719,300

Pursuant to the Expense Limitation Agreement, for the six months ended April 30, 2011, Bond Index, International Index, Mid Cap Market Index, and S&P 500 Index reimbursed to NFA $111,630, $199,546, $80,431, and $335,053, respectively. During the six months ended April 30, 2011, no amount was reimbursed by Small Cap Index to NFA pursuant to the Expense Limitation Agreement .

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2011, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $144,987 for Bond Index, $201,301 for International Index, $87,381 for Mid Cap Market Index, $53,102 for S&P 500 Index, and $32,629 for Small Cap Index, for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

2011 Semiannual Report	155

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $6,853.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A
N/A	— Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2011, NFD received commissions of $101,397 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $11,713 was re-allowed to affiliated broker-dealers of the Funds.

156	Semiannual Report 2011

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Service Class, and Institutional Service Class shares of S&P 500 Index, and 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the six months ended April 30, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Bond Index	$110,983
International Index	290,427
Mid Cap Market Index	151,713
S&P 500 Index	667,811
Small Cap Index	131,802

As of April 30, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Bond Index	20.72%
International Index	32.11
Mid Cap Market Index	31.66
S&P 500 Index	29.22
Small Cap Index	43.23

4.  Redemption Fees

The Funds assess a 2.00% redemption fee on shares that are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the six months ended April 30, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$—
International Index	6
Mid Cap Market Index	—
S&P 500 Index	20,186
Small Cap Index	—

2011 Semiannual Report	157

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$10
International Index	8
Mid Cap Market Index	356
S&P 500 Index	18,253
Small Cap Index	297

5.  Investment in Affiliated Issuers

Bond Index invests in affiliated issuers. The Fund’s transactions in the shares of affiliated issuers during the six months ended April 30, 2010 were as follows:

Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide Financial Services, Inc.	$70,632	$—	$—	$2,528	$—	$70,875

Amounts designated as “—” are zero or have been rounded to zero.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2011.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

158	Semiannual Report 2011

7.  Investment Transactions

For the six months ended April 30, 2011, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$636,745,575	$590,492,971
International Index	46,598,864	26,775,935
Mid Cap Market Index	120,787,480	79,950,449
S&P 500 Index	54,134,739	81,123,350
Small Cap Index	27,905,429	21,120,873

For the six months ended April 30, 2011, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond Index	$116,658,289	$100,090,689

8.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

Certain Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by a Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

2011 Semiannual Report	159

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

10.  Other

As of April 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	74.06%	4
International Index	69.18	4
Mid Cap Market Index	58.11	3
S&P 500 Index	72.51	4
Small Cap Index	74.86	5

11.  Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,202,113,137	$44,167,260	$(3,110,481)	$41,056,779
International Index	1,765,574,310	390,184,963	(206,909,378)	183,275,585
Mid Cap Market Index	976,216,321	257,875,394	(58,528,336)	199,347,058
S&P 500 Index	2,398,240,974	586,001,595	(284,061,840)	301,939,755
Small Cap Index	531,440,973	161,920,808	(45,163,837)	116,756,971

160	Semiannual Report 2011

Supplemental Information

A.  Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its investment adviser and, as applicable, Sub-Advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 13, 2011, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 13, 2011 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 13, 2011 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2010) compared with performance universes created by Lipper of similar or peer group funds, (b) for sub-advised Funds, performance rankings (over multiple years ended September 30, 2010) compared with customized performance groups created by Lipper containing only sub-advised funds, and (c) expense rankings (over multiple years ended September 30, 2010) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2010) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2010) compared with the Fund’s benchmark and Lipper categories;
—

The results of performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly-close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—	Information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2010; and
—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; the possible cost savings by the Adviser, incentives to effect savings, and sharing of savings with the Funds; any economies of scale as reflected in the basic advisory fees and any sliding scale reflecting increased size; and information regarding payments to financial intermediaries.

2011 Semiannual Report	161

Supplemental Information (Continued)

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—

The terms of the Advisory Agreements, including a list of services performed by the Adviser; how the services provided differ from those typically performed by an investment adviser for registered investment companies and other accounts; the Adviser’s responsibility for making investment decisions, and for observing investment objectives, policies, and restrictions; the Adviser’s responsibility for selecting and deselecting Sub-Advisers, and for making allocation determinations; the Adviser’s standard of care; and termination provisions;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers.

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

Each Trustee was assigned certain Funds for which to perform a comprehensive, in-depth review prior to the January 13, 2011 meeting. At the January 13, 2011 meeting, each Trustee presented the results of his or her review to the Board, which then considered and discussed the results of each review in detail.

At the January 13, 2011 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 13, 2011 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2011.

162	Semiannual Report 2011

At the March 10, 2011 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 13, 2011 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance;
—

The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements and mutual fund industry norms;

—	The cost of services provided by the Adviser to each Fund and the profits realized were fair and reasonable in relation to the services and benefits provided to each Fund; and
—

The shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers, and/or breakpoints, or, in the case of funds of funds, indirectly through the realization of expense caps, fee waivers, and/or breakpoints at the underlying fund’s fee level.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

2011 Semiannual Report	163

Management Information

April 30, 2011 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

164	Semiannual Report 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2011 Semiannual Report	165

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 through October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

166	Semiannual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2011 Semiannual Report	167

P.O. Box 5354

Cincinnati, OH 45201-5354

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

SAR-IDX 6/11

Nationwide Mutual Funds

SemiannualReport

April 30, 2011(Unaudited)

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

SemiannualReport

April 30, 2011 (Unaudited)

Contents

1	Message to Shareholders
5	Summary of Market Environment

Investor Destinations Funds
7	Nationwide Investor Destinations Aggressive Fund
20	Nationwide Investor Destinations Moderately Aggressive Fund
33	Nationwide Investor Destinations Moderate Fund
46	Nationwide Investor Destinations Moderately Conservative Fund
58	Nationwide Investor Destinations Conservative Fund

70	Notes to Financial Statements

80	Supplemental Information

83	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide. com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

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Message to Shareholders

April 30, 2011

Dear Shareholder,

A wise person said, “A bend in the road is not the end of the road, unless you fail to make the turn.” During the six months from November 2010 through April 2011, investors saw signs that the economy at last may be making the turn toward recovery.

Despite prolonged global unrest and numerous challenging domestic and international economic issues, there have still been solid indicators of positive progress. Healthier corporate balance sheets, seven consecutive quarterly increases in the U.S. gross domestic product (GDP), and gains in the equity markets are evidence of overall economic hardiness. For the six-month reporting period ended April 30, 2011, the Standard & Poor’s 500® (S&P 500) Index returned 16.36%.

Economic conditions during the past several years have taught many investors about the power of resolution and grit. Staying with an investment plan is easy when the markets perform favorably. Yet, when times are tough and the forecast is worse, it may be difficult to remain steadfast. Many investors continue to be extremely risk averse and are avoiding equities.

It is important to have confidence in your long-term plan and your investment selections, and to recognize the often resilient nature of the world economy. Nationwide Mutual Funds is dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

As economic and corporate expectations continue to rise, we are prepared to help keep our investors on solid footing. Working with you and your investment professional, we will help to supply the traction and discipline you need as you pursue your long-term financial goals.

Thank you for your continued confidence in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Semiannual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2	Semiannual Report 2011

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® All Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated

Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

MSCI Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

—	Nationwide Investor Destinations Aggressive Fund
—	Nationwide Investor Destinations Moderately Aggressive Fund
—	Nationwide Investor Destinations Moderate Fund
—	Nationwide Investor Destinations Moderately Conservative Fund
—	Nationwide Investor Destinations Conservative Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s direct annual expenses for all classes for certain periods since inception, without which returns would have been lower.

2011 Semiannual Report	3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

4	Semiannual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the six months ended April 30, 2011.

During the reporting period, investors witnessed an increase in the sovereign debt challenges within the Eurozone, the tragic earthquake and tsunami in Japan, civil unrest in the Middle East and northern Africa, continued weakness in U.S. jobs data and the unsettling U.S. congressional budget battle. Yet despite the uncertainty of these significant issues, equity markets around the globe continued to show strength.

More than two years have passed since the equity markets hit an historic low point, and it has been nearly two years since the National Bureau of Economic Research declared that the Great Recession ended in June 2009. While it has been a slow, bumpy ride, the markets and most areas of the U.S. economy have improved. Two key economic drivers — exports and capital spending — have continued to post strong gains and bolster the recovery in the United States.

During November and December of 2010, the fear of a double-dip recession took its toll on U.S. markets. Despite the concerns, however, the United States ended 2010 on a positive note with strong retail growth during the holiday season. The U.S. economy continued to expand with an increase in gross domestic product (GDP), the broadest measure of economic output.

For the first quarter of 2011, U.S. GDP initially registered an expansion that was slightly smaller than expected. Even with this setback and overall global uncertainty, the equity markets posted their strongest first quarter in more than a decade. Equity markets outperformed fixed income, and U.S. equities bested their international counterparts. In terms of asset class segmentation, small-capitalization stocks were the strongest performers for the first quarter of 2011, followed by mid-cap and large-cap stocks. Although Japan underperformed, most developed markets outside the United States posted positive gains for the quarter. For the six-month reporting period, emerging markets equities were generally positive.

In April 2011, investors focused on rising crude oil and commodity prices. According to the April 2011 issue of the Financial Research Corporation (FRC) Monitor, spot silver hit a 31-year high of $41.93, and spot gold hit an all-time high of $1,476.21 an ounce.

On April 18, 2011, Standard & Poor’s lowered its outlook for America’s long-term credit rating to “negative” from “stable,” based on uncertain political debate around the nation’s fiscal problems. This marks the first time the agency issued an outlook for the United States that was less than stable. Some experts, however, viewed this warning as a positive sign, expecting that it might provide a necessary wake-up call for representatives and government officials in Washington, D.C., to address the budget deficit in a timely fashion.

The fixed-income markets were dominated by three themes during the reporting period: sustained high U.S. unemployment, an anemic housing market and a ballooning budget deficit. Evidence of slow economic growth through GDP and payroll data caused the yields on two-year and 10-year Treasury notes to increase. While interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), investors in search of yield continued to want spread products, such as mortgage- and asset-backed securities and corporate bonds. Lower-grade spread products remained the better performers in this environment, and the high-yield sector was still a long way from its historical spread lows, ending the reporting period at 450 to 500 basis points relative to Treasuries.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Corporate profit growth appears to be solid, and the sluggish U.S. labor market is starting to show signs of job creation with 268,000 private sector jobs added in April, the most since February 2006. Despite the potential for short-term setbacks, we are optimistic regarding the long-term outlook for global markets and the U.S. economy.

For the six-month reporting period ended April 30, 2011, large-cap U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.36%; mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400® (S&P 400) Index, returned 23.25%; and small-cap U.S. equities, as measured by the Russell 2000® Index, posted a return of 23.73%.

2011 Semiannual Report	5

Summary of Market Environment (Continued)

International stocks and emerging market stocks made gains during the semiannual reporting period ended April 30, 2011. For the reporting period, international stocks, as measured by the MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, had a net gain of 12.71%, and emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) IndexSM, had a net gain of 9.74%.

For the six-month reporting period April 30, 2011, the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 0.02%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US

Corporate Index returned 0.73%, while the BofAML 10+Year US Corporate Index returned 1.25% for the same time period. The high-yield market continued to outperform investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index reporting a return of 6.18% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index returned 0.96% for the same period. The real estate market, as represented by the FTSE NAREIT® All Equity REITs Index, returned 15.95% for the reporting period.

6	Semiannual Report 2011

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) returned 15.95% versus 15.52% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 145 funds as of April 30, 2011) was 13.86% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 40% and 30%, respectively), which gained 16.27% and 12.74%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 35.88%, was the strongest in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector during the reporting period. All 10 sectors within the MSCI EAFE Index posted positive returns during the reporting period. The energy sector led with a 21.95% return, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 5%) registered -0.14% and was the only detractor from relative contribution to overall Fund performance during the reporting period. Sector performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year. The weakest component of the Index, U.S. Treasury, registered -0.49% as rates increased during the reporting period.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	7

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	15.95%	18.38%	2.83%	4.42%
	w/SC2	9.24%	11.56%	1.62%	3.80%
Class B	w/o SC1	15.53%	17.68%	2.11%	3.68%
	w/SC3	10.53%	12.68%	1.79%	3.68%
Class C4	w/o SC1	15.45%	17.61%	2.10%	3.67%
	w/SC5	14.45%	16.61%	2.10%	3.67%
Class R2[6,7,8]		15.73%	17.96%	2.48%	4.03%
Institutional Class[6,9]		16.09%	18.64%	3.11%	4.60%
Service Class[6]		15.86%	18.34%	2.72%	4.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.79%
Class B	1.50%
Class C	1.50%
Class R2	1.14%
Institutional Class	0.50%
Service Class	0.89%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI) (d) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Semiannual Report 2011

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Investor Destinations Aggressive Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,159.50	2.52	0.47
	Hypothetical[c]	1,000.00	1,022.46	2.36	0.47
Class B Shares	Actual	1,000.00	1,155.30	6.47	1.21
	Hypothetical[c]	1,000.00	1,018.79	6.06	1.21
Class C Shares	Actual	1,000.00	1,154.50	6.46	1.21
	Hypothetical[c]	1,000.00	1,018.79	6.06	1.21
Class R2 Shares	Actual	1,000.00	1,157.30	4.55	0.85
	Hypothetical[c]	1,000.00	1,020.58	4.26	0.85
Institutional Class Shares	Actual	1,000.00	1,160.90	1.13	0.21
	Hypothetical[c]	1,000.00	1,023.75	1.05	0.21
Service Class Shares	Actual	1,000.00	1,158.60	3.26	0.61
	Hypothetical[c]	1,000.00	1,021.77	3.06	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	9

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Investor Destinations Aggressive Fund

Asset Allocation
Equity Funds	95.9%
Fixed Income Fund	4.2%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	40.0%
Nationwide International Index Fund, Institutional Class	29.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	16.0%
Nationwide Small Cap Index Fund, Institutional Class	10.8%
Nationwide Bond Index Fund, Institutional Class	4.2%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

10	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.9%
Nationwide International Index Fund, Institutional Class (a)	40,597,775	$330,465,891
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,979,330	182,256,884
Nationwide S&P 500 Index Fund, Institutional Class (a)	39,794,137	455,642,867
Nationwide Small Cap Index Fund, Institutional Class (a)	9,276,915	123,197,424

Total Equity Funds (cost $1,009,838,907)		1,091,563,066

Fixed Income Fund 4.2%
Nationwide Bond Index Fund, Institutional Class (a)	4,159,838	47,297,356

Total Fixed Income Fund (cost $45,357,599)		47,297,356

Total Mutual Funds (cost $1,055,196,506)		1,138,860,422

Total Investments (cost $1,055,196,506) (b) — 100.1%		1,138,860,422

Liabilities in excess of other assets — (0.1)%		(637,307)

NET ASSETS — 100.0%		$1,138,223,115

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	11

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,055,196,506)	$1,138,860,422
Cash	131,995
Receivable for investments sold	598,387
Receivable for capital shares issued	1,095,121
Prepaid expenses	53,267

Total Assets	1,140,739,192

Liabilities:
Payable for capital shares redeemed	1,861,717
Accrued expenses and other payables:
Investment advisory fees	118,586
Fund administration fees	30,425
Distribution fees	283,491
Administrative servicing fees	119,049
Accounting and transfer agent fees	23,367
Trustee fees	3,457
Custodian fees	14,047
Compliance program costs (Note 3)	4,811
Professional fees	21,113
Printing fees	22,489
Other	13,525

Total Liabilities	2,516,077

Net Assets	$1,138,223,115

Represented by:
Capital	$1,083,833,737
Accumulated distributions in excess of net investment income	(420,502)
Accumulated net realized losses from investment transactions with affiliates	(28,854,036)
Net unrealized appreciation/(depreciation) from investments in affiliates	83,663,916

Net Assets	$1,138,223,115

Net Assets:
Class A Shares	$59,295,105
Class B Shares	10,954,516
Class C Shares	71,067,324
Class R2 Shares	101,820,603
Institutional Class Shares	74,198,727
Service Class Shares	820,886,840

Total	$1,138,223,115

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,346,867
Class B Shares	1,195,169
Class C Shares	7,776,645
Class R2 Shares	11,063,595
Institutional Class Shares	7,873,515
Service Class Shares	87,784,700

Total	122,040,491

The accompanying notes are an integral part of these financial statements.

12	Semiannual Report 2011

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.34
Class B Shares (a)	$9.17
Class C Shares (b)	$9.14
Class R2 Shares	$9.20
Institutional Class Shares	$9.42
Service Class Shares	$9.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.91

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	13

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$11,875,374
Other income from non-affiliates	5,412

Total Income	11,880,786

EXPENSES:
Investment advisory fees	685,123
Fund administration fees	169,589
Distribution fees Class A	67,508
Distribution fees Class B	55,208
Distribution fees Class C	343,117
Distribution fees Class R2	229,494
Distribution fees Service Class	955,242
Administrative servicing fees Class A	4,984
Administrative servicing fees Class R2	64,668
Administrative servicing fees Service Class	588,055
Registration and filing fees	34,619
Professional fees	16,458
Printing fees	15,078
Trustee fees	16,615
Custodian fees	23,672
Accounting and transfer agent fees	103,598
Compliance program costs (Note 3)	1,005
Other	21,221

Total expenses before earnings credit	3,395,254

Earnings credit (Note 5)	(601)

Net Expenses	3,394,653

NET INVESTMENT INCOME	8,486,133

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,540,914
Net realized gains from investment transactions with affiliates	103,229

Net realized gains from investments in affiliates	1,644,143

Net change in unrealized appreciation/(depreciation) from investments in affiliates	145,961,177

Net realized/unrealized gains from affiliated investments	147,605,320

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$156,091,453

The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$8,486,133	$12,096,791
Net realized gains/(losses) from affiliate investment transactions	1,644,143	(8,602,748)
Net change in unrealized appreciation from investments in affiliates	145,961,177	131,945,740

Change in net assets resulting from operations	156,091,453	135,439,783

Distributions to Shareholders From:
Net investment income:
Class A	(489,404)	(628,040)
Class B	(76,043)	(114,014)
Class C	(463,331)	(663,414)
Class R2	(684,108)	(888,278)
Institutional Class	(659,176)	(827,046)
Service Class	(6,534,573)	(9,291,388)
Net realized gains:
Class A	–	(1,155,217)
Class B	–	(327,150)
Class C	–	(1,881,259)
Class R2	–	(1,780,678)
Institutional Class	–	(1,163,010)
Service Class	–	(16,968,162)

Change in net assets from shareholder distributions	(8,906,635)	(35,687,656)

Change in net assets from capital transactions	1,434,306	20,287,309

Change in net assets	148,619,124	120,039,436

Net Assets:
Beginning of period	989,603,991	869,564,555

End of period	$1,138,223,115	$989,603,991

Accumulated distributions in excess of net investment income at end of period	$(420,502)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,012,987	$16,679,534
Dividends reinvested	314,506	1,149,899
Cost of shares redeemed	(6,223,672)	(12,990,670)

Total Class A	2,103,821	4,838,763

Class B Shares
Proceeds from shares issued	210,471	471,475
Dividends reinvested	53,895	300,919
Cost of shares redeemed	(2,474,370)	(2,659,715)

Total Class B	(2,210,004)	(1,887,321)

Class C Shares
Proceeds from shares issued	4,307,535	10,723,750
Dividends reinvested	181,077	928,666
Cost of shares redeemed	$(10,394,537)	$(21,605,481)

Total Class C	(5,905,925)	(9,953,065)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,966,261	$19,440,406
Dividends reinvested	646,485	2,479,115
Cost of shares redeemed	(4,981,954)	(9,766,505)

Total Class R2	4,630,792	12,153,016

Institutional Class Shares
Proceeds from shares issued	10,814,855	15,646,737
Dividends reinvested	659,176	1,990,056
Cost of shares redeemed	(3,560,109)	(8,576,665)

Total Institutional Class	7,913,922	9,060,128

Service Class Shares
Proceeds from shares issued	75,302,554	66,975,920
Dividends reinvested	6,534,501	26,258,288
Cost of shares redeemed	(86,935,355)	(87,158,420)

Total Service Class	(5,098,300)	6,075,788

Change in net assets from capital transactions	$1,434,306	$20,287,309

SHARE TRANSACTIONS:
Class A Shares
Issued	917,597	2,208,224
Reinvested	36,605	152,422
Redeemed	(714,916)	(1,704,860)

Total Class A Shares	239,286	655,786

Class B Shares
Issued	24,444	62,851
Reinvested	6,401	40,501
Redeemed	(290,095)	(356,460)

Total Class B Shares	(259,250)	(253,108)

Class C Shares
Issued	507,879	1,433,240
Reinvested	21,557	125,309
Redeemed	(1,221,286)	(2,878,589)

Total Class C Shares	(691,850)	(1,320,040)

Class R2 Shares
Issued	1,046,435	2,587,214
Reinvested	76,501	332,975
Redeemed	(583,881)	(1,303,450)

Total Class R2 Shares	539,055	1,616,739

Institutional Class Shares
Issued	1,229,340	2,045,688
Reinvested	75,901	261,456
Redeemed	(409,612)	(1,110,573)

Total Institutional Class Shares	895,629	1,196,571

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2011

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	8,604,850	8,747,826
Reinvested	760,258	3,470,150
Redeemed	(9,920,848)	(11,416,758)

Total Service Class Shares	(555,740)	801,218

Total change in shares	167,130	2,697,166

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited ) (f)	$8.13	0.08	1.21	1.29	(0.08)	–	–	(0.08)	$9.34	15.95%		$59,295,105	0.47%	1.75%	0.47%	3.09%
Year Ended October 31, 2010(f)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	–	(0.30)	$8.13	15.81%		$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009(f)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	–	(0.63)	$7.30	14.98%		$39,797,434	0.55%	1.99%	0.55%	11.99%
Year Ended October 31, 2008(f)	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	–	(0.61)	$7.02	(38.07%	)	$41,992,722	0.48%	1.88%	0.48%	16.79%
Year Ended October 31, 2007(f)	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	–	(0.50)	$11.99	16.46%		$90,083,962	0.45%	1.67%	0.45%	3.92%
Year Ended October 31, 2006(f)	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	–	(0.39)	$10.77	18.13%		$61,216,843	0.45%	1.27%	0.46%	4.80%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited ) (f)	$7.99	0.05	1.19	1.24	(0.06)	–	–	(0.06)	$9.17	15.53%		$10,954,516	1.21%	1.10%	1.21%	3.09%
Year Ended October 31, 2010(f)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	–	(0.27)	$7.99	15.10%		$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009(f)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	–	(0.59)	$7.19	14.11%		$12,280,157	1.22%	1.32%	1.22%	11.99%
Year Ended October 31, 2008(f)	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	–	(0.54)	$6.93	(38.50%	)	$12,167,277	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007(f)	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	–	(0.44)	$11.84	15.62%		$21,966,705	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006(f)	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	–	(0.32)	$10.66	17.39%		$16,889,601	1.19%	0.64%	1.19%	4.80%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited ) (f)	$7.97	0.04	1.19	1.23	(0.06)	–	–	(0.06)	$9.14	15.45%		$71,067,324	1.21%	1.06%	1.21%	3.09%
Year Ended October 31, 2010(f)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	–	(0.27)	$7.97	15.15%		$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009(f)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	–	(0.59)	$7.17	14.15%		$70,213,439	1.22%	1.36%	1.22%	11.99%
Year Ended October 31, 2008(f)	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	–	(0.54)	$6.91	(38.51%	)	$69,599,437	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007(f)	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	–	(0.44)	$11.81	15.55%		$127,449,809	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006(f)	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	–	(0.32)	$10.64	17.29%		$93,557,002	1.19%	0.65%	1.19%	4.80%

Class R2 Shares(g)
Six Months Ended April 30, 2011 (Unaudited ) (f)	$8.01	0.06	1.19	1.25	(0.06)	–	–	(0.06)	$9.20	15.73%		$101,820,603	0.85%	1.39%	0.85%	3.09%
Year Ended October 31, 2010(f)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	–	(0.29)	$8.01	15.41%		$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009(f)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	–	(0.61)	$7.21	14.53%		$64,237,573	0.87%	1.56%	0.87%	11.99%
Year Ended October 31, 2008(f)	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	–	(0.58)	$6.95	(38.27%	)	$36,259,161	0.83%	1.47%	0.83%	16.79%
Year Ended October 31, 2007(f)	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	–	(0.48)	$11.88	16.11%		$29,198,877	0.77%	1.19%	0.77%	3.92%
Year Ended October 31, 2006(f)	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	–	(0.38)	$10.69	17.93%		$2,083,122	0.79%	0.88%	0.80%	4.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

18	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited ) (f)	$8.20	0.09	1.22	1.31	(0.09)	–	–	(0.09)	$9.42	16.09%		$74,198,727	0.21%	2.02%	0.21%	3.09%
Year Ended October 31, 2010 (f)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	–	(0.33)	$8.20	16.19%		$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (f)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	–	(0.65)	$7.36	15.23%		$42,570,681	0.22%	2.17%	0.22%	11.99%
Year Ended October 31, 2008 (f)	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	–	(0.64)	$7.08	(37.86%	)	$25,347,433	0.20%	2.09%	0.20%	16.79%
Year Ended October 31, 2007 (f)	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	–	(0.52)	$12.08	16.77%		$34,670,326	0.19%	1.80%	0.19%	3.92%
Year Ended October 31, 2006 (f)	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	–	(0.41)	$10.84	18.54%		$1,439,446	0.18%	1.74%	0.19%	4.80%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited ) (f)	$8.14	0.07	1.21	1.28	(0.07)	–	–	(0.07)	$9.35	15.86%		$820,886,840	0.61%	1.65%	0.61%	3.09%
Year Ended October 31, 2010 (f)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	–	(0.31)	$8.14	15.66%		$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (f)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	–	(0.63)	$7.32	14.91%		$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008 (f)	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	–	(0.60)	$7.04	(38.09%	)	$538,064,255	0.60%	1.74%	0.60%	16.79%
Year Ended October 31, 2007 (f)	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	–	(0.49)	$12.01	16.20%		$914,795,698	0.59%	1.55%	0.59%	3.92%
Year Ended October 31, 2006 (f)	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	–	(0.38)	$10.80	18.04%		$676,249,456	0.59%	1.16%	0.60%	4.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	19

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 13.38% versus 13.02% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 572 funds as of April 30, 2011) was 11.59% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 35% and 15%, respectively), which gained 16.27% and 23.04%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 35.88%, was the strongest in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index posted positive returns during the reporting period. The energy sector led with a 37.55% return, and the telecommunications services sector, with a return of 7.99%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 15%) registered -0.14% and was the only detractor from relative contribution to overall Fund performance during the reporting period. Sector performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year. The weakest component of the Index, U.S. Treasury, registered -0.49% as rates increased during the reporting period.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

20	Semiannual Report 2011

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	13.38%	16.29%	3.49%	4.61%
	w/SC2	6.82%	9.58%	2.27%	3.99%
Class B	w/o SC1	12.90%	15.29%	2.73%	3.83%
	w/SC3	7.90%	10.29%	2.40%	3.83%
Class C4	w/o SC1	12.92%	15.32%	2.72%	3.86%
	w/SC5	11.92%	14.32%	2.72%	3.86%
Class R2[6,7,8]		13.21%	15.84%	3.13%	4.19%
Institutional Class[6,9]		13.54%	16.49%	3.75%	4.74%
Service Class[6]		13.33%	16.07%	3.35%	4.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.77%
Class B	1.49%
Class C	1.49%
Class R2	1.13%
Institutional Class	0.49%
Service Class	0.88%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderately Aggressive Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	21

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Investor Destinations Moderately Aggressive Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,133.80	2.49	0.47
	Hypothetical[c]	1,000.00	1,022.46	2.36	0.47
Class B Shares	Actual	1,000.00	1,129.00	6.33	1.20
	Hypothetical[c]	1,000.00	1,018.84	6.01	1.20
Class C Shares	Actual	1,000.00	1,129.20	6.34	1.20
	Hypothetical[c]	1,000.00	1,018.84	6.01	1.20
Class R2 Shares	Actual	1,000.00	1,132.10	4.44	0.84
	Hypothetical[c]	1,000.00	1,020.63	4.21	0.84
Institutional Class Shares	Actual	1,000.00	1,135.40	1.06	0.20
	Hypothetical[c]	1,000.00	1,023.80	1.00	0.20
Service Class Shares	Actual	1,000.00	1,133.30	3.17	0.60
	Hypothetical[c]	1,000.00	1,021.82	3.01	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

22	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation
Equity Funds	83.0%
Fixed Income Funds	15.0%
Fixed Contract	2.1%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	36.0%
Nationwide International Index Fund, Institutional Class	24.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	16.4%
Nationwide Bond Index Fund, Institutional Class	12.8%
Nationwide Small Cap Index Fund, Institutional Class	5.6%
Nationwide Enhanced Income Fund, Institutional Class	2.2%
Nationwide Fixed Contract	2.1%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	23

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Equity Funds 83.0%
Nationwide International Index Fund, Institutional Class (a)	57,283,349	$466,286,463
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	18,586,175	308,530,494
Nationwide S&P 500 Index Fund, Institutional Class (a)	58,968,423	675,188,446
Nationwide Small Cap Index Fund, Institutional Class (a)	7,847,416	104,213,677

Total Equity Funds (cost $1,410,645,511)		1,554,219,080

Fixed Income Funds 15.0%
Nationwide Bond Index Fund, Institutional Class (a)	21,121,321	240,149,419
Nationwide Enhanced Income Fund, Institutional Class (a)	4,601,426	41,550,879

Total Fixed Income Funds (cost $272,354,528)		281,700,298

Total Mutual Funds (cost $1,683,000,039)		1,835,919,378

Fixed Contract 2.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(b)	$39,284,879	$39,284,879

Total Fixed Contract (cost $39,284,879)		39,284,879

Total Investments (cost $1,722,284,918) (c) — 100.1%		1,875,204,257

Liabilities in excess of other assets — (0.1)%		(1,285,246)

NET ASSETS — 100.0%		$1,873,919,011

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,722,284,918)	$1,875,204,257
Cash	800,090
Receivable for investments sold	664,873
Receivable for capital shares issued	1,182,402
Prepaid expenses	56,534

Total Assets	1,877,908,156

Liabilities:
Payable for capital shares redeemed	2,921,123
Accrued expenses and other payables:
Investment advisory fees	195,705
Fund administration fees	46,716
Distribution fees	484,248
Administrative servicing fees	187,477
Accounting and transfer agent fees	34,998
Trustee fees	5,873
Custodian fees	23,380
Compliance program costs (Note 3)	7,941
Professional fees	26,183
Printing fees	32,341
Other	23,160

Total Liabilities	3,989,145

Net Assets	$1,873,919,011

Represented by:
Capital	$1,756,650,458
Accumulated undistributed net investment income	79,407
Accumulated net realized losses from investment transactions with affiliates	(35,730,193)
Net unrealized appreciation/(depreciation) from investments in affiliates	152,919,339

Net Assets	$1,873,919,011

Net Assets:
Class A Shares	$94,576,744
Class B Shares	19,636,435
Class C Shares	139,135,161
Class R2 Shares	210,281,276
Institutional Class Shares	156,128,603
Service Class Shares	1,254,160,792

Total	$1,873,919,011

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	25

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,575,798
Class B Shares	2,026,228
Class C Shares	14,357,036
Class R2 Shares	21,687,674
Institutional Class Shares	15,819,649
Service Class Shares	127,235,475

Total	190,701,860

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.88
Class B Shares (a)	$9.69
Class C Shares (b)	$9.69
Class R2 Shares	$9.70
Institutional Class Shares	$9.87
Service Class Shares	$9.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2011

Statement of Operations

For the Six Month Ended April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$20,505,859
Interest income from affiliates	696,446
Other income from non-affiliates	9,037

Total Income	21,211,342

EXPENSES:
Investment advisory fees	1,135,375
Fund administration fees	263,265
Distribution fees Class A	105,807
Distribution fees Class B	100,807
Distribution fees Class C	669,121
Distribution fees Class R2	475,717
Distribution fees Service Class	1,471,570
Administrative servicing fees Class A	7,802
Administrative servicing fees Class R2	137,659
Administrative servicing fees Service Class	909,792
Registration and filing fees	35,058
Professional fees	23,787
Printing fees	24,407
Trustee fees	27,483
Custodian fees	39,310
Accounting and transfer agent fees	147,630
Compliance program costs (Note 3)	1,683
Other	32,934

Total expenses before earnings credit	5,609,207

Earnings credit (Note 5)	(944)

Net Expenses	5,608,263

NET INVESTMENT INCOME	15,603,079

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,604,210
Net realized gains from investment transactions with affiliates	1,073,106

Net realized gains from investments in affiliates	3,677,316

Net change in unrealized appreciation/(depreciation) from investments in affiliates	200,899,592

Net realized/unrealized gains from affiliated investments	204,576,908

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$220,179,987

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$15,603,079	$24,386,977
Net realized gains/(losses) from affiliate investment transactions	3,677,316	(9,949,444)
Net change in unrealized appreciation from investments in affiliates	200,899,592	188,138,344

Change in net assets resulting from operations	220,179,987	202,575,877

Distributions to Shareholders From:
Net investment income:
Class A	(822,663)	(1,337,940)
Class B	(135,559)	(259,574)
Class C	(907,533)	(1,445,918)
Class R2	(1,559,956)	(2,125,165)
Institutional Class	(1,556,277)	(2,094,461)
Service Class	(10,758,812)	(16,906,773)
Net realized gains:
Class A	–	(1,514,183)
Class B	–	(492,867)
Class C	–	(2,617,633)
Class R2	–	(2,783,918)
Institutional Class	–	(1,780,710)
Service Class	–	(20,065,721)

Change in net assets from shareholder distributions	(15,740,800)	(53,424,863)

Change in net assets from capital transactions	10,696,946	45,223,824

Change in net assets	215,136,133	194,374,838

Net Assets:
Beginning of period	1,658,782,878	1,464,408,040

End of period	$1,873,919,011	$1,658,782,878

Accumulated undistributed net investment income at end of period	$79,407	$217,128

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,131,831	$18,105,116
Dividends reinvested	540,464	1,779,293
Cost of shares redeemed	(10,588,466)	(23,817,098)

Total Class A	5,083,829	(3,932,689)

Class B Shares
Proceeds from shares issued	280,587	692,366
Dividends reinvested	100,064	550,793
Cost of shares redeemed	(4,575,639)	(6,886,818)

Total Class B	(4,194,988)	(5,643,659)

Class C Shares
Proceeds from shares issued	6,691,984	15,496,042
Dividends reinvested	314,027	1,329,205
Cost of shares redeemed	(14,444,835)	(29,290,536)

Total Class C	(7,438,824)	(12,465,289)

The accompanying notes are an integral part of these financial statements.

28	Semiannual Report 2011

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,890,924	$37,038,347
Dividends reinvested	1,490,843	4,686,236
Cost of shares redeemed	(9,074,260)	(14,177,236)

Total Class R2	11,307,507	27,547,347

Institutional Class Shares
Proceeds from shares issued	20,908,631	40,547,735
Dividends reinvested	1,556,277	3,875,171
Cost of shares redeemed	(13,083,953)	(10,455,950)

Total Institutional Class	9,380,955	33,966,956

Service Class Shares
Proceeds from shares issued	92,937,051	91,931,761
Dividends reinvested	10,758,631	36,972,440
Cost of shares redeemed	(107,137,215)	(123,153,043)

Total Service Class	(3,441,533)	5,751,158

Change in net assets from capital transactions	$10,696,946	$45,223,824

SHARE TRANSACTIONS:
Class A Shares
Issued	1,614,266	2,186,798
Reinvested	58,816	215,825
Redeemed	(1,143,075)	(2,874,725)

Total Class A Shares	530,007	(472,102)

Class B Shares
Issued	30,524	84,718
Reinvested	11,118	68,116
Redeemed	(501,991)	(842,787)

Total Class B Shares	(460,349)	(689,953)

Class C Shares
Issued	733,748	1,894,763
Reinvested	34,892	164,366
Redeemed	(1,581,582)	(3,584,836)

Total Class C Shares	(812,942)	(1,525,707)

Class R2 Shares
Issued	2,067,294	4,515,333
Reinvested	165,578	579,552
Redeemed	(995,809)	(1,737,301)

Total Class R2 Shares	1,237,063	3,357,584

Institutional Class Shares
Issued	2,252,754	4,876,604
Reinvested	169,363	469,942
Redeemed	(1,418,984)	(1,263,081)

Total Institutional Class Shares	1,003,133	4,083,465

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	9,996,020	11,047,529
Reinvested	1,174,011	4,496,295
Redeemed	(11,497,182)	(14,843,865)

Total Service Class Shares	(327,151)	699,959

Total change in shares	1,169,761	5,453,246

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.80	0.09	1.08	1.17	(0.09)	–	(0.09)	$9.88	13.38%		$94,576,744	0.47%	1.95%	0.47%	2.68%
Year Ended October 31, 2010 (f)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%		$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%		$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%	)	$66,098,117	0.46%	2.21%	0.46%	23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%		$110,994,304	0.44%	2.09%	0.44%	2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%		$83,365,165	0.46%	1.65%	0.47%	6.67%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.64	0.06	1.05	1.11	(0.06)	–	(0.06)	$9.69	12.90%		$19,636,435	1.20%	1.26%	1.20%	2.68%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%		$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%		$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$26,143,633	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$44,365,796	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%		$39,398,958	1.19%	1.03%	1.20%	6.67%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.64	0.06	1.05	1.11	(0.06)	–	(0.06)	$9.69	12.92%		$139,135,161	1.20%	1.23%	1.20%	2.68%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%		$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%		$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$132,062,033	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$229,820,512	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%		$192,829,644	1.19%	1.03%	1.20%	6.67%

Class R2 Shares(g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.64	0.07	1.07	1.14	(0.08)	–	(0.08)	$9.70	13.21%		$210,281,276	0.84%	1.57%	0.84%	2.68%
Year Ended October 31, 2010 (f)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%		$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%		$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%	)	$82,732,049	0.84%	1.81%	0.84%	23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%		$57,399,585	0.79%	1.69%	0.79%	2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%		$2,847,424	0.80%	1.73%	0.80%	6.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.79	0.10	1.08	1.18	(0.10)	–	(0.10)	$9.87	13.54%		$156,128,603	0.20%	2.23%	0.20%	2.68%
Year Ended October 31, 2010 (f)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%		$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%		$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%	)	$53,214,335	0.20%	2.44%	0.20%	23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%		$65,583,607	0.19%	2.22%	0.19%	2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%		$3,863,570	0.19%	2.07%	0.20%	6.67%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.78	0.08	1.08	1.16	(0.08)	–	(0.08)	$9.86	13.33%		$1,254,160,792	0.60%	1.83%	0.60%	2.68%
Year Ended October 31, 2010 (f)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%		$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (f)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%		$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%	)	$867,115,201	0.60%	2.07%	0.60%	23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%		$1,389,856,875	0.58%	1.97%	0.58%	2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%		$1,077,126,226	0.59%	1.54%	0.60%	6.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2011

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) returned 10.33% versus 9.72% for its composite benchmark, 60% Standard & Poor’s® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 502 funds as of April 30, 2011) was 9.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 10%, respectively), which gained 16.27% and 23.04%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 35.88%, was the strongest in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index posted positive returns during the reporting period. The energy sector led with a 37.55% return, and the telecommunication services sector, with a return of 7.99%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 25%) registered -0.14% and was the only detractor from relative contribution to overall Fund performance during the reporting period. Sector performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year. The weakest component of the Index, U.S. Treasury, registered -0.49% as rates increased during the reporting period.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	33

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.33%	12.94%	3.96%	4.50%
	w/SC2	4.02%	6.39%	2.74%	3.88%
Class B	w/o SC1	9.83%	12.04%	3.19%	3.74%
	w/SC3	4.83%	7.04%	2.86%	3.74%
Class C4	w/o SC1	9.90%	12.15%	3.20%	3.73%
	w/SC5	8.90%	11.15%	3.20%	3.73%
Class R2[6,7,8]		10.05%	12.53%	3.57%	4.08%
Institutional Class[6,9]		10.34%	13.13%	4.21%	4.65%
Service Class[6]		10.25%	12.83%	3.82%	4.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.48%
Class C	1.48%
Class R2	1.12%
Institutional Class	0.48%
Service Class	0.87%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderate Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34	Semiannual Report 2011

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Investor Destinations Moderate Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,103.30	2.45	0.47
	Hypothetical[c]	1,000.00	1,022.46	2.36	0.47
Class B Shares	Actual	1,000.00	1,098.30	6.24	1.20
	Hypothetical[c]	1,000.00	1,018.84	6.01	1.20
Class C Shares	Actual	1,000.00	1,099.00	6.25	1.20
	Hypothetical[c]	1,000.00	1,018.84	6.01	1.20
Class R2 Shares	Actual	1,000.00	1,100.50	4.37	0.84
	Hypothetical[c]	1,000.00	1,020.63	4.21	0.84
Institutional Class Shares	Actual	1,000.00	1,103.40	1.04	0.20
	Hypothetical[c]	1,000.00	1,023.80	1.00	0.20
Service Class Shares	Actual	1,000.00	1,102.50	3.18	0.61
	Hypothetical[c]	1,000.00	1,021.77	3.06	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	35

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Investor Destinations Moderate Fund

Asset Allocation
Equity Funds	64.5%
Fixed Income Funds	27.9%
Fixed Contract	6.3%
Money Market Fund	1.3%
Other assets in excess of liabilities †	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	31.9%
Nationwide Bond Index Fund, Institutional Class	22.1%
Nationwide International Index Fund, Institutional Class	15.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.3%
Nationwide Fixed Contract	6.3%
Nationwide Enhanced Income Fund, Institutional Class	5.8%
Nationwide Small Cap Index Fund, Institutional Class	5.8%
Nationwide Money Market Fund, Institutional Class	1.3%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

36	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 93.7%

	Shares	Market Value

Equity Funds 64.5%
Nationwide International Index Fund, Institutional Class (a)	30,181,952	$245,681,088
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,868,838	180,422,719
Nationwide S&P 500 Index Fund, Institutional Class (a)	44,344,147	507,740,486
Nationwide Small Cap Index Fund, Institutional Class (a)	6,885,480	91,439,181

Total Equity Funds (cost $895,070,724)		1,025,283,474

Fixed Income Funds 27.9%
Nationwide Bond Index Fund, Institutional Class (a)	30,909,729	351,443,615
Nationwide Enhanced Income Fund, Institutional Class (a)	10,138,653	91,552,032

Total Fixed Income Funds (cost $428,895,560)		442,995,647

Money Market Fund 1.3%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	21,011,291	21,011,291

Total Money Market Fund (cost $21,011,291)		21,011,291

Total Mutual Funds (cost $1,344,977,575)		1,489,290,412

Fixed Contract 6.3%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$100,150,775	$100,150,775

Total Fixed Contract (cost $100,150,775)		100,150,775

Total Investments (cost $1,445,128,350) (d) — 100.0%		1,589,441,187

Other assets in excess of liabilities — 0.0%†		94,685

NET ASSETS — 100.0%		$1,589,535,872

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	37

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,445,128,350)	$1,589,441,187
Cash	1,144,960
Receivable for investments sold	807,841
Receivable for capital shares issued	1,094,688
Prepaid expenses	60,167

Total Assets	1,592,548,843

Liabilities:
Payable for capital shares redeemed	2,108,926
Accrued expenses and other payables:
Investment advisory fees	166,726
Fund administration fees	39,360
Distribution fees	424,333
Administrative servicing fees	141,010
Accounting and transfer agent fees	30,350
Trustee fees	5,403
Custodian fees	20,167
Compliance program costs (Note 3)	6,739
Professional fees	23,424
Printing fees	27,192
Other	19,341

Total Liabilities	3,012,971

Net Assets	$1,589,535,872

Represented by:
Capital	$1,476,753,463
Accumulated undistributed net investment income	908,188
Accumulated net realized losses from investment transactions with affiliates	(32,438,616)
Net unrealized appreciation/(depreciation) from investments in affiliates	144,312,837

Net Assets	$1,589,535,872

Net Assets:
Class A Shares	$112,897,313
Class B Shares	15,040,175
Class C Shares	147,738,456
Class R2 Shares	183,802,624
Institutional Class Shares	162,748,271
Service Class Shares	967,309,033

Total	$1,589,535,872

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,203,006
Class B Shares	1,515,672
Class C Shares	14,956,090
Class R2 Shares	18,703,259
Institutional Class Shares	16,300,546
Service Class Shares	96,953,931

Total	159,632,504

The accompanying notes are an integral part of these financial statements.

38	Semiannual Report 2011

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.08
Class B Shares (a)	$9.92
Class C Shares (b)	$9.88
Class R2 Shares	$9.83
Institutional Class Shares	$9.98
Service Class Shares	$9.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	39

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,129,720
Interest income from affiliates	1,745,989
Other income from non-affiliates	7,820

Total Income	18,883,529

EXPENSES:
Investment advisory fees	975,235
Fund administration fees	225,603
Distribution fees Class A	128,721
Distribution fees Class B	80,821
Distribution fees Class C	724,223
Distribution fees Class R2	425,637
Distribution fees Service Class	1,149,941
Administrative servicing fees Class A	9,490
Administrative servicing fees Class R2	118,205
Administrative servicing fees Service Class	701,593
Registration and filing fees	35,345
Professional fees	22,065
Printing fees	18,103
Trustee fees	23,486
Custodian fees	33,574
Accounting and transfer agent fees	165,313
Compliance program costs (Note 3)	1,516
Other	28,438

Total expenses before earnings credit	4,867,309

Earnings credit (Note 5)	(732)

Total Expenses	4,866,577

NET INVESTMENT INCOME	14,016,952

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,521,881
Net realized gains from investment transactions with affiliates	496,702

Net realized gains from investments in affiliates	2,018,583

Net change in unrealized appreciation/(depreciation) from investments in affiliates	131,025,455

Net realized/unrealized gains from affiliated investments	133,044,038

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$147,060,990

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$14,016,952	$23,660,528
Net realized gains/(losses) from affiliate investment transactions	2,018,583	(8,862,755)
Net change in unrealized appreciation from investments in affiliates	131,025,455	134,240,041

Change in net assets resulting from operations	147,060,990	149,037,814

Distributions to Shareholders From:
Net investment income:
Class A	(1,043,114)	(969,201)
Class B	(107,703)	(258,783)
Class C	(980,821)	(1,797,472)
Class R2	(1,474,781)	(2,281,563)
Institutional Class	(1,662,379)	(2,456,130)
Service Class	(8,861,050)	(15,661,748)
Net realized gains:
Class A	–	(277,037)
Class B	–	(80,690)
Class C	–	(510,966)
Class R2	–	(464,687)
Institutional Class	–	(349,415)
Service Class	–	(2,975,766)

Change in net assets from shareholder distributions	(14,129,848)	(28,083,458)

Change in net assets from capital transactions	17,607,679	55,130,922

Change in net assets	150,538,821	176,085,278

Net Assets:
Beginning of period	1,438,997,051	1,262,911,773

End of period	$1,589,535,872	$1,438,997,051

Accumulated undistributed net investment income at end of period	$908,188	$1,021,084

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,646,613	$36,467,971
Dividends reinvested	582,429	728,955
Cost of shares redeemed	(12,286,529)	(22,322,955)

Total Class A	6,942,513	14,873,971

Class B Shares
Proceeds from shares issued	281,664	787,164
Dividends reinvested	64,930	198,123
Cost of shares redeemed	(4,587,520)	(7,479,994)

Total Class B	(4,240,926)	(6,494,707)

Class C Shares
Proceeds from shares issued	8,481,635	19,014,303
Dividends reinvested	362,959	823,836
Cost of shares redeemed	(16,164,682)	(29,057,410)

Total Class C	(7,320,088)	(9,219,271)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	41

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$21,554,544	$38,135,876
Dividends reinvested	1,391,292	2,548,240
Cost of shares redeemed	(13,013,624)	(17,955,064)

Total Class R2	9,932,212	22,729,052

Institutional Class Shares
Proceeds from shares issued	27,059,903	41,324,296
Dividends reinvested	1,662,379	2,805,498
Cost of shares redeemed	(10,951,984)	(12,804,575)

Total Institutional Class	17,770,298	31,325,219

Service Class Shares
Proceeds from shares issued	78,581,918	95,442,290
Dividends reinvested	8,861,050	18,637,514
Cost of shares redeemed	(92,919,298)	(112,163,146)

Total Service Class	(5,476,330)	1,916,658

Change in net assets from capital transactions	$17,607,679	$55,130,922

SHARE TRANSACTIONS:
Class A Shares
Issued	1,933,369	4,171,259
Reinvested	61,038	82,792
Redeemed	(1,276,967)	(2,534,472)

Total Class A Shares	717,440	1,719,579

Class B Shares
Issued	29,889	90,914
Reinvested	6,929	23,037
Redeemed	(484,863)	(862,031)

Total Class B Shares	(448,045)	(748,080)

Class C Shares
Issued	901,579	2,200,421
Reinvested	38,881	96,073
Redeemed	(1,708,971)	(3,360,821)

Total Class C Shares	(768,511)	(1,064,327)

Class R2 Shares
Issued	2,305,961	4,440,151
Reinvested	149,606	297,932
Redeemed	(1,379,927)	(2,097,619)

Total Class R2 Shares	1,075,640	2,640,464

Institutional Class Shares
Issued	2,845,738	4,727,127
Reinvested	175,763	322,413
Redeemed	(1,148,390)	(1,463,631)

Total Institutional Class Shares	1,873,111	3,585,909

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2011

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	8,234,417	10,921,540
Reinvested	937,898	2,146,127
Redeemed	(9,731,226)	(12,860,591)

Total Service Class Shares	(558,911)	207,076

Total change in shares	1,890,724	6,340,621

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.23	0.10	0.85	0.95	(0.10)	–	(0.10)	$10.08	10.33%		$112,897,313	0.47%	2.03%	0.47%	3.11%
Year Ended October 31, 2010 (f)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%		$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%		$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%	)	$64,773,015	0.46%	2.56%	0.46%	21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%		$89,397,222	0.44%	2.59%	0.44%	2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%		$68,921,688	0.46%	2.16%	0.46%	8.40%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.09	0.06	0.83	0.89	(0.06)	–	(0.06)	$9.92	9.83%		$15,040,175	1.20%	1.36%	1.20%	3.11%
Year Ended October 31, 2010 (f)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%		$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%		$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%	)	$24,758,716	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%		$38,474,634	1.18%	1.85%	1.18%	2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%		$35,436,566	1.18%	1.51%	1.19%	8.40%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.05	0.06	0.83	0.89	(0.06)	–	(0.06)	$9.88	9.90%		$147,738,456	1.20%	1.32%	1.20%	3.11%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%		$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%		$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%	)	$136,846,923	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%		$212,829,000	1.18%	1.86%	1.18%	2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%		$184,788,048	1.18%	1.51%	1.19%	8.40%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.01	0.08	0.82	0.90	(0.08)	–	(0.08)	$9.83	10.05%		$183,802,624	0.84%	1.67%	0.84%	3.11%
Year Ended October 31, 2010 (f)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%		$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%		$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%	)	$74,954,889	0.84%	2.16%	0.84%	21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%		$53,929,660	0.76%	2.21%	0.76%	2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%		$4,025,758	0.79%	1.88%	0.79%	8.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.15	0.11	0.83	0.94	(0.11)	–	(0.11)	$9.98	10.34%		$162,748,271	0.20%	2.28%	0.20%	3.11%
Year Ended October 31, 2010 (f)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%		$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%		$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%	)	$65,760,859	0.20%	2.81%	0.21%	21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%		$81,099,547	0.19%	2.78%	0.19%	2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%		$3,119,086	0.21%	2.55%	0.21%	8.40%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.14	0.09	0.84	0.93	(0.09)	–	(0.09)	$9.98	10.25%		$967,309,033	0.61%	1.91%	0.61%	3.11%
Year Ended October 31, 2010 (f)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%		$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (f)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%		$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%	)	$720,355,117	0.59%	2.42%	0.60%	21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%		$1,371,857,017	0.58%	2.45%	0.58%	2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%		$1,152,756,459	0.58%	2.05%	0.59%	8.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	45

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 6.84% versus 6.46% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 502 funds as of April 30, 2011) was 9.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 20% and 10%, respectively), which gained 16.27% and 23.04%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 35.88%, was the strongest in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index posted positive returns during the reporting period. The energy sector led with a 37.55% return, and the telecommunications services sector, with a return of 7.99%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 35%) registered -0.14% and was the only detractor from relative contribution to overall Fund performance during the reporting period. Sector performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year. The weakest component of the Index, U.S. Treasury registered -0.49% as rates increased during the reporting period.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

46	Semiannual Report 2011

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.84%	9.65%	4.27%	4.41%
	w/SC2	0.71%	3.37%	3.04%	3.79%
Class B	w/o SC1	6.49%	8.90%	3.53%	3.69%
	w/SC3	1.49%	3.90%	3.18%	3.69%
Class C4	w/o SC1	6.47%	8.90%	3.52%	3.69%
	w/SC5	5.47%	7.90%	3.52%	3.69%
Class R2[6,7,8]		6.74%	9.37%	3.93%	4.07%
Institutional Class[6,9]		7.02%	10.09%	4.57%	4.61%
Service Class[6]		6.85%	9.60%	4.15%	4.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.79%
Class B	1.50%
Class C	1.50%
Class R2	1.14%
Institutional Class	0.50%
Service Class	0.89%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderately Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	47

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Investor Destinations Moderately Conservative Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,068.40	2.51	0.49
	Hypothetical[c]	1,000.00	1,022.36	2.46	0.49
Class B Shares	Actual	1,000.00	1,064.90	6.25	1.22
	Hypothetical[c]	1,000.00	1,018.74	6.11	1.22
Class C Shares	Actual	1,000.00	1,064.70	6.25	1.22
	Hypothetical[c]	1,000.00	1,018.74	6.11	1.22
Class R2 Shares	Actual	1,000.00	1,067.40	4.41	0.86
	Hypothetical[c]	1,000.00	1,020.53	4.31	0.86
Institutional Class Shares	Actual	1,000.00	1,070.20	1.13	0.22
	Hypothetical[c]	1,000.00	1,023.70	1.10	0.22
Service Class Shares	Actual	1,000.00	1,068.50	3.18	0.62
	Hypothetical[c]	1,000.00	1,021.72	3.11	0.62

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

48	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation
Equity Funds	44.6%
Fixed Income Funds	41.4%
Fixed Contract	10.3%
Money Market Fund	3.6%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings †
Nationwide Bond Index Fund, Institutional Class	32.2%
Nationwide S&P 500 Index Fund, Institutional Class	22.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.8%
Nationwide International Index Fund, Institutional Class	10.7%
Nationwide Fixed Contract	10.3%
Nationwide Enhanced Income Fund, Institutional Class	9.2%
Nationwide Money Market Fund, Institutional Class	3.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	49

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 89.6%

	Shares	Market Value

Equity Funds 44.6%
Nationwide International Index Fund, Institutional Class (a)	6,731,852	$54,797,277
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	3,633,628	60,318,217
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,886,544	113,200,935

Total Equity Funds (cost $185,674,671)		228,316,429

Fixed Income Funds 41.4%
Nationwide Bond Index Fund, Institutional Class (a)	14,506,967	164,944,215
Nationwide Enhanced Income Fund, Institutional Class (a)	5,228,848	47,216,498

Total Fixed Income Funds (cost $206,411,283)		212,160,713

Money Market Fund 3.6%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	18,696,562	18,696,562

Total Money Market Fund (cost $18,696,562)		18,696,562

Total Mutual Funds (cost $410,782,516)		459,173,704

Fixed Contract 10.3%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$52,921,898	$52,921,898

Total Fixed Contract (cost $52,921,898)		52,921,898

Total Investments (cost $463,704,414) (d) — 99.9%		512,095,602

Other assets in excess of liabilities — 0.1%		262,643

NET ASSETS — 100.0%		$512,358,245

(a)	Investment in affiliate.
(b)	Represents 7-day effective yield as of April 30, 2011.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

50	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $463,704,414)	$512,095,602
Cash	525,993
Receivable for investments sold	92,033
Receivable for capital shares issued	281,767
Prepaid expenses	53,249

Total Assets	513,048,644

Liabilities:
Payable for capital shares redeemed	385,175
Accrued expenses and other payables:
Investment advisory fees	54,089
Fund administration fees	15,345
Distribution fees	138,148
Administrative servicing fees	54,304
Accounting and transfer agent fees	8,740
Trustee fees	2,009
Custodian fees	6,627
Compliance program costs (Note 3)	2,140
Professional fees	8,349
Printing fees	11,726
Other	3,747

Total Liabilities	690,399

Net Assets	$512,358,245

Represented by:
Capital	$478,996,751
Accumulated undistributed net investment income	556,752
Accumulated net realized losses from investment transactions with affiliates	(15,586,446)
Net unrealized appreciation/(depreciation) from investments in affiliates	48,391,188

Net Assets	$512,358,245

Net Assets:
Class A Shares	$36,915,554
Class B Shares	3,518,588
Class C Shares	41,585,967
Class R2 Shares	81,233,467
Institutional Class Shares	50,103,407
Service Class Shares	299,001,262

Total	$512,358,245

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,540,903
Class B Shares	337,263
Class C Shares	4,004,361
Class R2 Shares	7,783,194
Institutional Class Shares	4,767,233
Service Class Shares	28,554,787

Total	48,987,741

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	51

Statement of Assets and Liabilities (continued)

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.43
Class B Shares (a)	$10.43
Class C Shares (b)	$10.39
Class R2 Shares	$10.44
Institutional Class Shares	$10.51
Service Class Shares	$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.07

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

52	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,527,768
Interest income from affiliates	915,931
Other income from non-affiliates	2,562

Total Income	6,446,261

EXPENSES:
Investment advisory fees	316,395
Fund administration fees	89,101
Distribution fees Class A	42,828
Distribution fees Class B	19,524
Distribution fees Class C	203,709
Distribution fees Class R2	191,032
Distribution fees Service Class	359,324
Administrative servicing fees Class A	2,742
Administrative servicing fees Class R2	53,911
Administrative servicing fees Service Class	216,612
Registration and filing fees	33,731
Professional fees	14,094
Printing fees	12,600
Trustee fees	7,516
Custodian fees	10,909
Accounting and transfer agent fees	43,818
Compliance program costs (Note 3)	536
Other	11,624

Total expenses before earnings credit	1,630,006

Earnings credit (Note 5)	(214)

Total Expenses	1,629,792

NET INVESTMENT INCOME	4,816,469

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	501,811
Net realized losses from investment transactions with affiliates	(548,472)

Net realized losses from investments in affiliates	(46,661)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	27,644,672

Net realized/unrealized gains from affiliated investments	27,598,011

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,414,480

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	53

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$4,816,469	$8,833,850
Net realized losses from affiliate investment transactions	(46,661)	(4,672,707)
Net change in unrealized appreciation from investments in affiliates	27,644,672	34,880,745

Change in net assets resulting from operations	32,414,480	39,041,888

Distributions to Shareholders From:
Net investment income:
Class A	(372,630)	(668,322)
Class B	(26,181)	(77,667)
Class C	(296,945)	(586,501)
Class R2	(698,012)	(1,150,448)
Institutional Class	(524,551)	(724,205)
Service Class	(2,961,601)	(5,512,273)

Change in net assets from shareholder distributions	(4,879,920)	(8,719,416)

Change in net assets from capital transactions	10,678,999	33,559,372

Change in net assets	38,213,559	63,881,844

Net Assets:
Beginning of period	474,144,686	410,262,842

End of period	$512,358,245	$474,144,686

Accumulated undistributed net investment income at end of period	$556,752	$620,203

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,417,454	$12,464,939
Dividends reinvested	252,902	468,969
Cost of shares redeemed	(2,906,640)	(9,337,328)

Total Class A	1,763,716	3,596,580

Class B Shares
Proceeds from shares issued	135,814	378,206
Dividends reinvested	18,665	53,803
Cost of shares redeemed	(1,660,155)	(1,856,108)

Total Class B	(1,505,676)	(1,424,099)

Class C Shares
Proceeds from shares issued	2,804,257	8,399,992
Dividends reinvested	124,706	238,817
Cost of shares redeemed	(4,335,576)	(9,012,315)

Total Class C	(1,406,613)	(373,506)

Class R2 Shares
Proceeds from shares issued	8,040,340	18,686,192
Dividends reinvested	673,387	1,112,517
Cost of shares redeemed	(4,795,005)	(6,602,436)

Total Class R2	3,918,722	13,196,273

The accompanying notes are an integral part of these financial statements.

54	Semiannual Report 2011

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$11,337,862	$23,057,294
Dividends reinvested	524,551	724,205
Cost of shares redeemed	(3,030,601)	(7,137,532)

Total Institutional Class	8,831,812	16,643,967

Service Class Shares
Proceeds from shares issued	29,624,321	46,907,755
Dividends reinvested	2,961,601	5,512,199
Cost of shares redeemed	(33,508,884)	(50,499,797)

Total Service Class	(922,962)	1,920,157

Change in net assets from capital transactions	$10,678,999	$33,559,372

SHARE TRANSACTIONS:
Class A Shares
Issued	436,649	1,317,093
Reinvested	25,218	49,473
Redeemed	(288,803)	(984,301)

Total Class A Shares	173,064	382,265

Class B Shares
Issued	13,350	38,855
Reinvested	1,862	5,687
Redeemed	(165,380)	(194,199)

Total Class B Shares	(150,168)	(149,657)

Class C Shares
Issued	278,780	889,866
Reinvested	12,499	25,325
Redeemed	(430,536)	(947,509)

Total Class C Shares	(139,257)	(32,318)

Class R2 Shares
Issued	797,106	1,960,889
Reinvested	67,097	117,176
Redeemed	(474,120)	(689,598)

Total Class R2 Shares	390,083	1,388,467

Institutional Class Shares
Issued	1,116,573	2,404,928
Reinvested	51,895	75,626
Redeemed	(296,749)	(740,115)

Total Institutional Class Shares	871,719	1,740,439

Service Class Shares
Issued	2,916,810	4,898,594
Reinvested	294,116	578,727
Redeemed	(3,301,430)	(5,287,061)

Total Service Class Shares	(90,504)	190,260

Total change in shares	1,054,937	3,519,456

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	55

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.86	0.11	0.57	0.68	(0.11)	–	(0.11)	$10.43	6.84%		$36,915,554	0.49%	2.16%	0.49%	2.82%
Year Ended October 31, 2010 (f)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%		$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%		$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008 (f)	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%	)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007 (f)	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%		$29,097,449	0.46%	3.06%	0.46%	12.07%
Year Ended October 31, 2006 (f)	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%		$27,224,214	0.46%	2.65%	0.49%	12.64%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.86	0.07	0.57	0.64	(0.07)	–	(0.07)	$10.43	6.49%		$3,518,588	1.22%	1.43%	1.22%	2.82%
Year Ended October 31, 2010 (f)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%		$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%		$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008 (f)	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%	)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007 (f)	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%		$7,750,492	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006 (f)	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%		$7,375,951	1.20%	1.98%	1.21%	12.64%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.82	0.07	0.57	0.64	(0.07)	–	(0.07)	$10.39	6.47%		$41,585,967	1.22%	1.43%	1.22%	2.82%
Year Ended October 31, 2010 (f)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%		$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%		$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008 (f)	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%	)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007 (f)	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%		$45,138,980	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006 (f)	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%		$41,108,220	1.20%	1.97%	1.21%	12.64%

Class R2 Shares (g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.87	0.09	0.57	0.66	(0.09)	–	(0.09)	$10.44	6.74%		$81,233,467	0.86%	1.79%	0.86%	2.82%
Year Ended October 31, 2010 (f)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%		$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (f)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%		$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008 (f)	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%	)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Year Ended October 31, 2007 (f)	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%		$17,913,023	0.83%	2.78%	0.83%	12.07%
Year Ended October 31, 2006 (f)	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%		$620,222	0.81%	2.53%	0.82%	12.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

56	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.94	0.12	0.57	0.69	(0.12)	–	(0.12)	$10.51	7.02%		$50,103,407	0.22%	2.40%	0.22%	2.82%
Year Ended October 31, 2010 (f)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%		$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (f)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%		$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008 (f)	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%	)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Year Ended October 31, 2007 (f)	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%		$13,889,521	0.21%	3.30%	0.21%	12.07%
Year Ended October 31, 2006 (f)	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%		$905,330	0.20%	3.05%	0.21%	12.64%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.90	0.10	0.57	0.67	(0.10)	–	(0.10)	$10.47	6.85%		$299,001,262	0.62%	2.03%	0.62%	2.82%
Year Ended October 31, 2010 (f)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%		$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (f)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%		$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008 (f)	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%	)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007 (f)	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%		$297,623,382	0.60%	2.99%	0.60%	12.07%
Year Ended October 31, 2006 (f)	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%		$241,726,441	0.60%	2.53%	0.61%	12.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	57

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 3.59% versus 3.24% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 464 funds as of April 30, 2011) was 5.77% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 10% and 5%, respectively), which gained 16.27% and 23.04%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 35.88%, was the strongest in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index posted positive returns during the reporting period. The energy sector led with a 37.55% return, and the telecommunication services sector, with a return of 7.99%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 40%) registered -0.14% and was the only detractor from relative contribution to overall Fund performance during the reporting period. Sector performance within the BARCAP U.S. Aggregate Bond Index (the Index) was mixed during the reporting period. The top-performing component of the Index was mortgage-backed securities, which contributed 0.31% to the Index’s total return, an indication of investors’ renewed confidence in the sector after a volatile year. The weakest component of the Index, U.S. Treasury, registered -0.49% as rates increased during the reporting period.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

58	Semiannual Report 2011

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.59%	6.29%	4.19%	4.04%
	w/SC2	(2.36)%	0.20%	2.97%	3.42%
Class B	w/o SC1	3.25%	5.60%	3.46%	3.31%
	w/SC3	(1.75)%	0.60%	3.11%	3.31%
Class C4	w/o SC1	3.11%	5.53%	3.44%	3.30%
	w/SC5	2.11%	4.53%	3.44%	3.30%
Class R2[6,7,8]		3.39%	5.91%	3.86%	3.67%
Institutional Class[6,9]		3.71%	6.65%	4.47%	4.24%
Service Class[6]		3.52%	6.25%	4.07%	3.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]

These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.79%
Class B	1.51%
Class C	1.51%
Class R2	1.15%
Institutional Class	0.51%
Service Class	0.90%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 4/30/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	59

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Investor Destinations Conservative Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,035.90	2.52	0.50
	Hypothetical[c]	1,000.00	1,022.32	2.51	0.50
Class B Shares	Actual	1,000.00	1,032.50	6.25	1.24
	Hypothetical[c]	1,000.00	1,018.65	6.21	1.24
Class C Shares	Actual	1,000.00	1,031.10	6.24	1.24
	Hypothetical[c]	1,000.00	1,018.65	6.21	1.24
Class R2 Shares	Actual	1,000.00	1,033.90	4.44	0.88
	Hypothetical[c]	1,000.00	1,020.43	4.41	0.88
Institutional Class Shares	Actual	1,000.00	1,037.10	1.21	0.24
	Hypothetical[c]	1,000.00	1,023.60	1.20	0.24
Service Class Shares	Actual	1,000.00	1,035.20	3.18	0.63
	Hypothetical[c]	1,000.00	1,021.67	3.16	0.63

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

60	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Investor Destinations Conservative Fund

Asset Allocation
Fixed Income Funds	53.6%
Equity Funds	23.1%
Fixed Contract	17.5%
Money Market Fund	5.7%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings †
Nationwide Bond Index Fund, Institutional Class	38.3%
Nationwide Fixed Contract	17.5%
Nationwide Enhanced Income Fund, Institutional Class	15.3%
Nationwide S&P 500 Index Fund, Institutional Class	11.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.1%
Nationwide Money Market Fund, Institutional Class	5.7%
Nationwide International Index Fund, Institutional Class	5.6%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	61

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 82.4%

	Shares	Market Value

Equity Funds 23.1%
Nationwide International Index Fund, Institutional Class (a)	2,476,216	$20,156,395
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,334,955	22,160,263
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,633,888	41,608,016

Total Equity Funds (cost $62,218,082)		83,924,674

Fixed Income Funds 53.6%
Nationwide Bond Index Fund, Institutional Class (a)	12,189,004	138,588,977
Nationwide Enhanced Income Fund, Institutional Class (a)	6,145,917	55,497,629

Total Fixed Income Funds (cost $190,060,807)		194,086,606

Money Market Fund 5.7%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	20,602,448	20,602,448

Total Money Market Fund (cost $20,602,448)		20,602,448

Total Mutual Funds (cost $272,881,337)		298,613,728

Fixed Contract 17.5%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$63,525,452	$63,525,452

Total Fixed Contract (cost $63,525,452)		63,525,452

Total Investments (cost $336,406,789) (d) — 99.9%		362,139,180

Other assets in excess of liabilities — 0.1%		234,739

NET ASSETS — 100.0%		$362,373,919

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

62	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $336,406,789)	$362,139,180
Cash	460,951
Receivable for investments sold	179,228
Receivable for capital shares issued	193,436
Prepaid expenses	58,404

Total Assets	363,031,199

Liabilities:
Payable for capital shares redeemed	433,946
Accrued expenses and other payables:
Investment advisory fees	38,016
Fund administration fees	11,896
Distribution fees	99,681
Administrative servicing fees	35,135
Accounting and transfer agent fees	11,193
Trustee fees	1,499
Custodian fees	4,714
Compliance program costs (Note 3)	1,524
Professional fees	9,860
Printing fees	6,993
Other	2,823

Total Liabilities	657,280

Net Assets	$362,373,919

Represented by:
Capital	$345,169,913
Accumulated undistributed net investment income	584,626
Accumulated net realized losses from investment transactions with affiliates	(9,113,011)
Net unrealized appreciation/(depreciation) from investments in affiliates	25,732,391

Net Assets	$362,373,919

Net Assets:
Class A Shares	$24,997,966
Class B Shares	1,333,250
Class C Shares	32,623,204
Class R2 Shares	61,845,259
Institutional Class Shares	31,660,157
Service Class Shares	209,914,083

Total	$362,373,919

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,396,959
Class B Shares	127,369
Class C Shares	3,138,766
Class R2 Shares	5,946,478
Institutional Class Shares	3,024,089
Service Class Shares	20,091,323

Total	34,724,984

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	63

Statement of Assets and Liabilities (continued)

April 30, 2011 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.43
Class B Shares (a)	$10.47
Class C Shares (b)	$10.39
Class R2 Shares	$10.40
Institutional Class Shares	$10.47
Service Class Shares	$10.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.07

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,554,487
Interest income from affiliates	1,081,546
Other income from non-affiliates	1,843

Total Income	4,637,876

EXPENSES:
Investment advisory fees	223,519
Fund administration fees	69,647
Distribution fees Class A	28,885
Distribution fees Class B	7,486
Distribution fees Class C	163,980
Distribution fees Class R2	130,590
Distribution fees Service Class	257,310
Administrative servicing fees Class A	1,188
Administrative servicing fees Class R2	37,635
Administrative servicing fees Service Class	149,610
Registration and filing fees	32,589
Professional fees	10,031
Printing fees	3,287
Trustee fees	5,311
Custodian fees	7,787
Accounting and transfer agent fees	46,532
Compliance program costs (Note 3)	383
Other	9,169

Total expenses before earnings credit	1,184,939

Earnings credit (Note 5)	(148)

Total Expenses	1,184,791

NET INVESTMENT INCOME	3,453,085

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	183,179
Net realized gains from investment transactions with affiliates	194,817

Net realized gains from investments in affiliates	377,996

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,150,260

Net realized/unrealized gains from affiliated investments	8,528,256

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,981,341

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	65

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$3,453,085	$6,857,193
Net realized gains/(losses) from affiliate investment transactions	377,996	(1,536,348)
Net change in unrealized appreciation from investments in affiliates	8,150,260	14,683,528

Change in net assets resulting from operations	11,981,341	20,004,373

Distributions to Shareholders From:
Net investment income:
Class A	(254,136)	(418,973)
Class B	(10,435)	(36,218)
Class C	(238,664)	(533,915)
Class R2	(460,464)	(882,627)
Institutional Class	(351,083)	(461,068)
Service Class	(2,160,928)	(4,425,606)

Change in net assets from shareholder distributions	(3,475,710)	(6,758,407)

Change in net assets from capital transactions	8,759,670	36,424,318

Change in net assets	17,265,301	49,670,284

Net Assets:
Beginning of period	345,108,618	295,438,334

End of period	$362,373,919	$345,108,618

Accumulated undistributed net investment income at end of period	$584,626	$607,251

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,181,491	$15,946,616
Dividends reinvested	142,030	246,542
Cost of shares redeemed	(4,001,532)	(10,243,340)

Total Class A	2,321,989	5,949,818

Class B Shares
Proceeds from shares issued	49,194	96,144
Dividends reinvested	7,150	23,015
Cost of shares redeemed	(500,146)	(1,292,986)

Total Class B	(443,802)	(1,173,827)

Class C Shares
Proceeds from shares issued	3,026,672	9,860,491
Dividends reinvested	97,021	210,316
Cost of shares redeemed	(4,782,892)	(9,206,234)

Total Class C	(1,659,199)	864,573

Class R2 Shares
Proceeds from shares issued	15,896,678	20,448,409
Dividends reinvested	429,590	811,761
Cost of shares redeemed	(9,047,923)	(8,286,828)

Total Class R2	7,278,345	12,973,342

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2011

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$9,233,212	$18,531,451
Dividends reinvested	351,083	461,068
Cost of shares redeemed	(4,830,986)	(3,812,900)

Total Institutional Class	4,753,309	15,179,619

Service Class Shares
Proceeds from shares issued	26,677,219	44,847,249
Dividends reinvested	2,160,890	4,425,532
Cost of shares redeemed	(32,329,081)	(46,641,988)

Total Service Class	(3,490,972)	2,630,793

Change in net assets from capital transactions	$8,759,670	$36,424,318

SHARE TRANSACTIONS:
Class A Shares
Issued	603,099	1,606,131
Reinvested	13,923	24,867
Redeemed	(390,194)	(1,031,349)

Total Class A Shares	226,828	599,649

Class B Shares
Issued	4,785	9,572 ^
Reinvested	698	2,319
Redeemed	(48,614)	(129,451)^

Total Class B Shares	(43,131)	(117,560)

Class C Shares
Issued	296,386	996,036
Reinvested	9,538	21,303
Redeemed	(467,994)	(927,630)

Total Class C Shares	(162,070)	89,709

Class R2 Shares
Issued	1,552,913	2,054,692
Reinvested	42,217	82,040
Redeemed	(886,117)	(831,769)

Total Class R2 Shares	709,013	1,304,963

Institutional Class Shares
Issued	897,073	1,855,042
Reinvested	34,289	46,237
Redeemed	(468,433)	(381,904)

Total Institutional Class Shares	462,929	1,519,375

Service Class Shares
Issued	2,596,402	4,500,513
Reinvested	211,448	445,535
Redeemed	(3,150,940)	(4,684,991)

Total Service Class Shares	(343,090)	261,057

Total change in shares	850,479	3,657,193

^	October 31, 2010 amounts for Class B shares “issued” and Class B shares “redeemed” have been revised to make non-material corrections. These corrections did not affect the “Total Class B shares” amounts outstanding.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.18	0.11	0.25	0.36	(0.11)	–	(0.11)	$10.43	3.59%		$24,997,966	0.50%	2.19%	0.50%	7.09%
Year Ended October 31, 2010 (f)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%		$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (f)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%		$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%	)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%		$20,101,731	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%		$18,383,603	0.48%	2.98%	0.48%	36.51%

Class B Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.21	0.08	0.25	0.33	(0.07)	–	(0.07)	$10.47	3.25%		$1,333,250	1.24%	1.47%	1.24%	7.09%
Year Ended October 31, 2010 (f)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%		$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%		$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%	)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%		$3,701,270	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%		$3,841,442	1.21%	2.36%	1.22%	36.51%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.15	0.07	0.24	0.31	(0.07)	–	(0.07)	$10.39	3.11%		$32,623,204	1.24%	1.46%	1.24%	7.09%
Year Ended October 31, 2010 (f)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%		$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%		$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%	)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%		$21,304,049	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%		$18,473,790	1.21%	2.36%	1.22%	36.51%

Class R2 Shares(g)
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.15	0.09	0.25	0.34	(0.09)	–	(0.09)	$10.40	3.39%		$61,845,259	0.88%	1.80%	0.88%	7.09%
Year Ended October 31, 2010 (f)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%		$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (f)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%		$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%	)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%		$7,900,079	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%		$502,668	0.83%	3.03%	0.83%	36.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

68	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.22	0.13	0.25	0.38	(0.13)	–	(0.13)	$10.47	3.71%		$31,660,157	0.24%	2.45%	0.24%	7.09%
Year Ended October 31, 2010 (f)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%		$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (f)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%		$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%	)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%		$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%		$158,596	0.22%	3.68%	0.23%	36.51%

Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.20	0.11	0.25	0.36	(0.11)	–	(0.11)	$10.45	3.52%		$209,914,083	0.63%	2.07%	0.63%	7.09%
Year Ended October 31, 2010 (f)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%		$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%		$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%	)	$175,298,293	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%		$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%		$167,498,797	0.61%	2.95%	0.62%	36.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	69

Notes to Financial Statements

April 30, 2011 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2011, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations

  Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations   Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”). Each of the Funds is not a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Underlying Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

70	Semiannual Report 2011

—	Level 3 — Significant unobservable inputs (including an Underlying Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities of open-end management investment companies are valued at NAV as reported by such company. Equity and investment company securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Underlying Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis.

2011 Semiannual Report	71

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

During the six months ended April 30, 2011, the rate was 3.60%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed principal amount and will not directly participate in the actual experience of the assets underlying the contract. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

Investor Destinations Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,138,860,422	$—	$—	$1,138,860,422
Total	$1,138,860,422	$—	$—	$1,138,860,422

Investor Destinations Moderately Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$39,284,879	$—	$39,284,879
Mutual Funds	1,835,919,378	—	—	1,835,919,378
Total	$1,835,919,378	$39,284,879	$—	$1,875,204,257

Investor Destinations Moderate

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$100,150,775	$—	$100,150,775
Mutual Funds	1,489,290,412	—	—	1,489,290,412
Total	$1,489,290,412	$100,150,775	$—	$1,589,441,187

Investor Destinations Moderately Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$52,921,898	$—	$52,921,898
Mutual Funds	459,173,704	—	—	459,173,704
Total	$459,173,704	$52,921,898	$—	$512,095,602

Investor Destinations Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$63,525,452	$—	$63,525,452
Mutual Funds	298,613,728	—	—	298,613,728
Total	$298,613,728	$63,525,452	$—	$362,139,180

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the six months ended April 30, 2011, there were no significant transfers between Levels 1 and 2.

72	Semiannual Report 2011

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

Each Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2011 Semiannual Report	73

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on each Fund’s average daily net assets.

The Trust and NFA entered into a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012:

Fund	Classes	Amount (annual rate)
Investor Destinations Aggressive(a)	All Classes	0.25%
Investor Destinations Moderately Aggressive(a)	All Classes	0.25%
Investor Destinations Moderate(a)	All Classes	0.25%
Investor Destinations Moderately Conservative(a)	All Classes	0.25%
Investor Destinations Conservative(a)	All Classes	0.25%
(a)	The Expense Limitation Agreement also stated that for these Funds, the expense ratio for Class A, Class B, Class C, and Service Class shares would not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees. As of April 30, 2011, the Funds had no cumulative potential reimbursements.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

74	Semiannual Report 2011

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $5,123.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2011, NFD received commissions of $534,561 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $43,426 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the six months ended April 30, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$657,707
Investor Destinations Moderately Aggressive	1,055,253
Investor Destinations Moderate	829,288
Investor Destinations Moderately Conservative	273,265
Investor Destinations Conservative	188,433

2011 Semiannual Report	75

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of affiliated Underlying Funds, and several of the Funds invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended April 30, 2011 were as follows:

Investor Destinations Aggressive
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide International Index Fund	$296,250,193	$10,253,140	$9,844,379	$3,692,518	$(998,987)	$330,465,891
Nationwide Mid Cap Market Index Fund	149,595,799	6,520,491	4,922,189	1,699,266	1,649,444	182,256,884
Nationwide S&P 500 Index Fund	395,926,360	13,943,215	13,125,839	5,195,720	1,161,599	455,642,867
Nationwide Small Cap Index Fund	100,636,048	2,677,133	3,281,460	490,259	(234,407)	123,197,424
Nationwide Bond Index Fund	48,048,856	1,759,378	1,640,730	797,611	66,494	47,297,356

Investor Destinations Moderately Aggressive
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide International Index Fund	$416,145,508	$14,561,957	$12,053,597	$5,203,543	$(864,414)	$466,286,463
Nationwide Mid Cap Market Index Fund	252,030,075	11,089,698	6,982,831	2,870,439	2,720,127	308,530,494
Nationwide S&P 500 Index Fund	583,718,209	20,784,980	16,293,271	7,683,201	1,592,002	675,188,446
Nationwide Small Cap Index Fund	84,726,591	2,285,696	2,327,610	414,013	(203,021)	104,213,677
Nationwide Bond Index Fund	242,778,547	8,984,350	7,232,158	4,037,451	432,622	240,149,419
Nationwide Enhanced Income Fund	40,545,792	1,184,744	—	297,212	—	41,550,879
Nationwide Fixed Contract	40,063,311	935,841	2,327,610	696,446	—	39,284,879

Investor Destinations Moderate
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide International Index Fund	$218,041,941	$9,606,138	$7,065,217	$2,738,686	$(906,392)	$245,681,088
Nationwide Mid Cap Market Index Fund	146,700,602	7,779,608	4,710,145	1,679,425	1,654,921	180,422,719
Nationwide S&P 500 Index Fund	436,914,864	19,512,639	14,130,434	5,777,735	924,005	507,740,486
Nationwide Small Cap Index Fund	74,003,274	2,652,177	2,355,072	363,027	(104,886)	91,439,181
Nationwide Bond Index Fund	353,250,931	16,374,619	11,775,361	5,905,790	478,842	351,443,615
Nationwide Enhanced Income Fund	91,484,041	3,533,953	3,061,594	664,880	(27,907)	91,552,032
Nationwide Money Market Fund	21,030,891	686,922	706,522	177	—	21,011,291
Nationwide Fixed Contract	98,497,076	3,204,811	3,236,296	1,745,989	—	100,150,775

76	Semiannual Report 2011

Investor Destinations Moderately Conservative
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide International Index Fund	$48,212,515	$2,394,814	$1,383,881	$603,371	$(771,010)	$54,797,277
Nationwide Mid Cap Market Index Fund	48,668,634	2,851,221	1,383,881	557,966	459,201	60,318,217
Nationwide S&P 500 Index Fund	96,627,779	4,857,748	2,767,762	1,274,862	(48,886)	113,200,935
Nationwide Bond Index Fund	164,162,837	8,561,810	4,843,584	2,751,070	332,435	164,944,215
Nationwide Enhanced Income Fund	46,729,974	2,076,599	1,383,881	340,344	(18,401)	47,216,498
Nationwide Money Market Fund	18,533,382	716,732	553,552	155	—	18,696,562
Nationwide Fixed Contract	51,557,648	1,970,588	1,510,894	915,931	—	52,921,898

Investor Destinations Conservative
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide International Index Fund	$17,697,469	$1,656,198	$1,235,264	$219,873	$(230,678)	$20,156,395
Nationwide Mid Cap Market Index Fund	17,849,338	1,821,907	1,222,642	202,403	303,642	22,160,263
Nationwide S&P 500 Index Fund	35,455,455	3,336,664	2,470,527	464,013	(248,568)	41,608,016
Nationwide Bond Index Fund	137,540,220	13,383,385	9,882,109	2,274,360	620,876	138,588,977
Nationwide Enhanced Income Fund	54,763,189	4,925,762	3,952,843	393,668	(67,276)	55,497,629
Nationwide Money Market Fund	20,361,005	1,723,760	1,467,170	170	—	20,602,448
Nationwide Fixed Contract	61,674,647	5,170,771	4,401,511	1,081,546	—	63,525,452

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2011.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any

2011 Semiannual Report	77

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the six months ended April 30, 2011, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$35,153,357	$32,814,597
Investor Destinations Moderately Aggressive	59,827,266	47,217,077
Investor Destinations Moderate	63,350,867	47,040,641
Investor Destinations Moderately Conservative	23,429,512	13,827,435
Investor Destinations Conservative	32,018,447	24,632,066

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

Certain Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. An Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by an Underlying Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

78	Semiannual Report 2011

9.  Other

As of April 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	52.05%	3
Investor Destinations Moderately Aggressive	61.39	4
Investor Destinations Moderate	47.78	3
Investor Destinations Moderately Conservative	44.66	2
Investor Destinations Conservative	49.35	2
10.  Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,085,175,028	$61,672,723	$(7,987,329)	$53,685,394
Investor Destinations Moderately Aggressive	1,761,060,025	114,789,618	(645,386)	114,144,232
Investor Destinations Moderate	1,479,570,460	110,966,953	(1,096,226)	109,870,727
Investor Destinations Moderately Conservative	478,929,536	33,852,178	(686,112)	33,166,066
Investor Destinations Conservative	344,138,231	18,762,554	(761,605)	18,000,949

2011 Semiannual Report	79

Supplemental Information

A.  Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its investment adviser and, as applicable, Sub-Advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 13, 2011, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 13, 2011 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 13, 2011 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2010) compared with performance universes created by Lipper of similar or peer group funds, (b) for sub-advised Funds, performance rankings (over multiple years ended September 30, 2010) compared with customized performance groups created by Lipper containing only sub-advised funds, and (c) expense rankings (over multiple years ended September 30, 2010) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2010) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2010) compared with the Fund’s benchmark and Lipper categories;
—

The results of performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly-close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—	Information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2010; and
—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; the possible cost savings by the Adviser, incentives to effect savings, and sharing of savings with the Funds; any economies of scale as reflected in the basic advisory fees and any sliding scale reflecting increased size; and information regarding payments to financial intermediaries.

80	Semiannual Report 2011

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—

The terms of the Advisory Agreements, including a list of services performed by the Adviser; how the services provided differ from those typically performed by an investment adviser for registered investment companies and other accounts; the Adviser’s responsibility for making investment decisions, and for observing investment objectives, policies, and restrictions; the Adviser’s responsibility for selecting and deselecting Sub-Advisers, and for making allocation determinations; the Adviser’s standard of care; and termination provisions;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers.

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

Each Trustee was assigned certain Funds for which to perform a comprehensive, in-depth review prior to the January 13, 2011 meeting. At the January 13, 2011 meeting, each Trustee presented the results of his or her review to the Board, which then considered and discussed the results of each review in detail.

At the January 13, 2011 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 13, 2011 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2011.

At the March 10, 2011 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 13, 2011 Board meeting. After extensive discussion and consideration among

2011 Semiannual Report	81

Supplemental Information (Continued)

themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance;
—

The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements and mutual fund industry norms;

—	The cost of services provided by the Adviser to each Fund and the profits realized were fair and reasonable in relation to the services and benefits provided to each Fund; and
—

The shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers, and/or breakpoints, or, in the case of funds of funds, indirectly through the realization of expense caps, fee waivers, and/or breakpoints at the underlying fund’s fee level.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

82	Semiannual Report 2011

Management Information

April 30, 2011 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2011 Semiannual Report	83

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

84	Semiannual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 through October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2011 Semiannual Report	85

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

86	Semiannual Report 2011

P.O. Box 5354

Cincinnati, OH 45201-5354

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide

Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

SAR-ID 6/11

Nationwide Mutual Funds

SemiannualReport

April 30, 2011 (Unaudited)

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

SemiannualReport

April 30, 2011 (Unaudited)

Contents

1	Message to Shareholders
5	Summary of Market Environment

Target Destination Funds
7	Nationwide Destination 2010 Fund
20	Nationwide Destination 2015 Fund
33	Nationwide Destination 2020 Fund
46	Nationwide Destination 2025 Fund
59	Nationwide Destination 2030 Fund
72	Nationwide Destination 2035 Fund
85	Nationwide Destination 2040 Fund
98	Nationwide Destination 2045 Fund
111	Nationwide Destination 2050 Fund
124	Nationwide Destination 2055 Fund
136	Nationwide Retirement Income Fund

149	Notes to Financial Statements

162	Supplemental Information

165	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

April 30, 2011

Dear Shareholder,

A wise person said, “A bend in the road is not the end of the road, unless you fail to make the turn.” During the six months from November 2010 through April 2011, investors saw signs that the economy at last may be making the turn toward recovery.

Despite prolonged global unrest and numerous challenging domestic and international economic issues, there have still been solid indicators of positive progress. Healthier corporate balance sheets, seven consecutive quarterly increases in the U.S. gross domestic product (GDP), and gains in the equity markets are evidence of overall economic hardiness. For the six-month reporting period ended April 30, 2011, the Standard & Poor’s 500® (S&P 500) Index returned 16.36%.

Economic conditions during the past several years have taught many investors about the power of resolution and grit. Staying with an investment plan is easy when the markets perform favorably. Yet, when times are tough and the forecast is worse, it may be difficult to remain steadfast. Many investors continue to be extremely risk averse and are avoiding equities.

It is important to have confidence in your long-term plan and your investment selections, and to recognize the often resilient nature of the world economy. Nationwide Mutual Funds is dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

As economic and corporate expectations continue to rise, we are prepared to help keep our investors on solid footing. Working with you and your investment professional, we will help to supply the traction and discipline you need as you pursue your long-term financial goals.

Thank you for your continued confidence in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Semiannual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. The Ibbotson name and logo are properties of Ibbotson. Ibbotson and its affiliates are not related to Nationwide and its affiliates.

Because each asset class has target allocation ranges based on research conducted by Ibbotson for Nationwide Funds GroupSM, these allocations will vary. Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

2	Semiannual Report 2011

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

FTSE NAREIT® All Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

MSCI Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Morningstar® (Mstar) Lifetime Allocation Indexes: A family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes,

2011 Semiannual Report	3

Important Disclosures (Continued)

each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Morningstar, Inc. NFD is affiliated with Nationwide Fund Advisors.

4	Semiannual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the six months ended April 30, 2011.

During the reporting period, investors witnessed an increase in the sovereign debt challenges within the Eurozone, the tragic earthquake and tsunami in Japan, civil unrest in the Middle East and northern Africa, continued weakness in U.S. jobs data and the unsettling U.S. congressional budget battle. Yet despite the uncertainty of these significant issues, equity markets around the globe continued to show strength.

More than two years have passed since the equity markets hit an historic low point, and it has been nearly two years since the National Bureau of Economic Research declared that the Great Recession ended in June 2009. While it has been a slow, bumpy ride, the markets and most areas of the U.S. economy have improved. Two key economic drivers — exports and capital spending — have continued to post strong gains and bolster the recovery in the United States.

During November and December of 2010, the fear of a double-dip recession took its toll on U.S. markets. Despite the concerns, however, the United States ended 2010 on a positive note with strong retail growth during the holiday season. The U.S. economy continued to expand with an increase in gross domestic product (GDP), the broadest measure of economic output.

For the first quarter of 2011, U.S. GDP initially registered an expansion that was slightly smaller than expected. Even with this setback and overall global uncertainty, the equity markets posted their strongest first quarter in more than a decade. Equity markets outperformed fixed income, and U.S. equities bested their international counterparts. In terms of asset class segmentation, small-capitalization stocks were the strongest performers for the first quarter of 2011, followed by mid-cap and large-cap stocks. Although Japan underperformed, most developed markets outside the United States posted positive gains for the quarter. For the six-month reporting period, emerging markets equities were generally positive.

In April 2011, investors focused on rising crude oil and commodity prices. According to the April 2011 issue of the Financial Research Corporation (FRC) Monitor, spot silver hit a 31-year high of $41.93, and spot gold hit an all-time high of $1,476.21 an ounce.

On April 18, 2011, Standard & Poor’s lowered its outlook for America’s long-term credit rating to “negative” from “stable,” based on uncertain political debate around the nation’s fiscal problems. This marks the first time the agency issued an outlook for the United States that was less than stable. Some experts, however, viewed this warning as a positive sign, expecting that it might provide a necessary wake-up call for representatives and government officials in Washington, D.C., to address the budget deficit in a timely fashion.

The fixed-income markets were dominated by three themes during the reporting period: sustained high U.S. unemployment, an anemic housing market and a ballooning budget deficit. Evidence of slow economic growth through GDP and payroll data caused the yields on two-year and 10-year Treasury notes to increase. While interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), investors in search of yield continued to want spread products, such as mortgage- and asset-backed securities and corporate bonds. Lower-grade spread products remained the better performers in this environment, and the high-yield sector was still a long way from its historical spread lows, ending the reporting period at 450 to 500 basis points relative to Treasuries.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Corporate profit growth appears to be solid, and the sluggish U.S. labor market is starting to show signs of job creation with 268,000 private sector jobs added in April, the most since February 2006. Despite the potential for short-term setbacks, we are optimistic regarding the long-term outlook for global markets and the U.S. economy.

For the six-month reporting period ended April 30, 2011, large-cap U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.36%; mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400® (S&P 400) Index, returned 23.25%; and small-cap U.S. equities, as measured by the Russell 2000® Index, posted a return of 23.73%.

2011 Semiannual Report	5

International stocks and emerging market stocks made gains during the semiannual reporting period ended April 30, 2011. For the reporting period, international stocks, as measured by the MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, had a net gain of 12.71%, and emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) IndexSM, had a net gain of 9.74%.

For the six-month reporting period April 30, 2011, the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 0.02%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US

Corporate Index returned 0.73%, while the BofAML 10+Year US Corporate Index returned 1.25% for the same time period. The high-yield market continued to outperform investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index reporting a return of 6.18% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index returned 0.96% for the same period. The real estate market, as represented by the FTSE NAREIT® All Equity REITs Index, returned 15.95% for the reporting period.

6	Semiannual Report 2011

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2010 Fund (Class A at NAV) returned 8.33% versus 8.99% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 154 funds as of April 30, 2011) was 7.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 23%, 10%, and 7%, respectively), which gained 16.27%, 12.74% , and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the Vanguard Short-Term Bond ETF (with target allocations of 15%, 5% and 9%, respectively), which registered -0.14%, 0.00% and -0.04%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	7

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	8.33%	12.42%	1.79%
	w/SC2	2.06%	5.96%	0.16%
Class C	w/o SC1	8.09%	11.96%	1.19%
	w/SC3	7.09%	10.96%	1.19%
Class R1[4]		8.11%	11.86%	1.32%
Class R2[4]		8.10%	12.04%	1.48%
Institutional Service Class[4]		8.60%	12.97%	2.10%
Institutional Class[4]		8.59%	13.07%	2.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Morningstar Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Semiannual Report 2011

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2010 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,083.30	4.29	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83
Class C Shares	Actual		1,000.00	1,080.90	6.86	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,081.10	6.35	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,081.00	5.57	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,086.00	1.66	0.32
	Hypothetical	[c]	1,000.00	1,023.21	1.61	0.32
Institutional Class Shares	Actual		1,000.00	1,085.90	1.71	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	9

Portfolio Summary	Nationwide Destination 2010 Fund

April 30, 2011 (Unaudited)

Asset Allocation
Equity Funds	53.3%
Fixed Income Funds	44.1%
Money Market Fund	2.7%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	24.8%
Nationwide Bond Index Fund, Institutional Class	13.5%
iShares Barclays US Treasury Inflation Protected Securities Fund	13.0%
Nationwide International Index Fund, Institutional Class	10.4%
Vanguard Short-Term Bond Index Fund, ETF Shares	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.0%
Oppenheimer International Bond Fund, Class Y	5.6%
Nationwide Small Cap Index Fund, Institutional Class	3.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	3.4%
Nationwide Money Market Fund, Institutional Class	2.7%
Other Holdings	5.2%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

10	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 73.9%

	Shares	Market Value

Equity Funds 50.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	113,483	$1,156,390
Nationwide International Index Fund, Institutional Class (a)	434,226	3,534,604
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	163,191	2,708,965
Nationwide S&P 500 Index Fund, Institutional Class (a)	732,544	8,387,632
Nationwide Small Cap Index Fund, Institutional Class (a)	88,331	1,173,034

Total Equity Funds (cost $13,666,144)		16,960,625

Fixed Income Funds 21.1%
Nationwide Bond Index Fund, Institutional Class (a)	402,392	4,575,203
Oppenheimer International Bond Fund, Class Y	279,982	1,903,875
T. Rowe Price Institutional High Yield Fund, Institutional Class	65,930	665,890

Total Fixed Income Funds (cost $6,910,953)		7,144,968

Money Market Fund 2.7%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	915,346	915,346

Total Money Market Fund (cost $915,346)		915,346

Total Mutual Funds (cost $21,492,443)		25,020,939

Exchange Traded Funds 26.2%

	Shares	Market Value

Equity Funds 3.2%
SPDR Dow Jones International Real Estate ETF	8,585	$356,020
Vanguard Emerging Markets Index Fund, ETF Shares	6,908	349,407
Vanguard REIT Index Fund, ETF Shares	5,968	369,001

Total Equity Funds (cost $853,395)		1,074,428

Fixed Income Funds 23.0%
iShares Barclays US Treasury Inflation Protected Securities Fund	39,615	4,403,603
Vanguard Short-Term Bond Index Fund, ETF Shares	41,730	3,370,950

Total Fixed Income Funds (cost $7,521,443)		7,774,553

Total Exchange Traded Funds (cost $8,374,838)		8,848,981

Total Investments (cost $29,867,281) (c) — 100.1%		33,869,920

Liabilities in excess of other assets — (0.1)%		(18,056)

NET ASSETS — 100.0%		$33,851,864

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	11

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $18,099,408)	$21,294,784
Investments in non-affiliates, at value (cost $11,767,873)	12,575,136

Total Investments	33,869,920

Receivable for investments sold	146,867
Receivable for capital shares issued	13,528

Total Assets	34,030,315

Liabilities:
Payable for capital shares redeemed	84,840
Cash overdraft (Note 2)	68,564
Accrued expenses and other payables:
Investment advisory fees	9,175
Distribution fees	11,189
Administrative servicing fees	4,123
Trustee fees (Note 3)	224
Professional fees (Note 3)	336

Total Liabilities	178,451

Net Assets	$33,851,864

Represented by:
Capital	$29,770,805
Accumulated undistributed net investment income	53,726
Accumulated net realized gains from investment transactions	24,694
Net unrealized appreciation/(depreciation) from investments in affiliates	3,195,376
Net unrealized appreciation/(depreciation) from investments in non-affiliates	807,263

Net Assets	$33,851,864

Net Assets:
Class A Shares	$8,228,545
Class C Shares	205,084
Class R1 Shares	2,811,663
Class R2 Shares	18,646,601
Institutional Service Class Shares	1,196
Institutional Class Shares	3,958,775

Total	$33,851,864

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	866,622
Class C Shares	21,663
Class R1 Shares	296,738
Class R2 Shares	1,967,913
Institutional Service Class Shares	126
Institutional Class Shares	416,363

Total	3,569,425

The accompanying notes are an integral part of these financial statements.

12	Semiannual Report 2011

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.49
Class C Shares (a)	$9.47
Class R1 Shares	$9.48
Class R2 Shares	$9.48
Institutional Service Class Shares	$9.49
Institutional Class Shares	$9.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.07

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	13

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$265,342
Dividend income from affiliates	238,148
Other income	163

Total Income	503,653

EXPENSES:
Investment advisory fees	52,125
Distribution fees Class A	10,251
Distribution fees Class C	949
Distribution fees Class R1	6,850
Distribution fees Class R2	44,363
Administrative servicing fees Class A	10,037
Administrative servicing fees Class R1	2,635
Administrative servicing fees Class R2	22,182
Professional fees (Note 3)	94
Trustee fees (Note 3)	257

Total Expenses	149,743

NET INVESTMENT INCOME	353,910

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	22,291
Net realized gain distributions from underlying non-affiliated funds	2,608
Net realized gains from investment transactions with affiliates	1,254,787
Net realized gains from investment transactions with non-affiliates	383,247

Net realized gains from affiliated and non-affiliated investments	1,662,933

Net change in unrealized appreciation/(depreciation) from investments in affiliates	766,640
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(214,993)

Net change in unrealized appreciation/(depreciation) from investments	551,647

Net realized/unrealized gains from affiliated and non-affiliated investments	2,214,580

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,568,490

The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$353,910	$443,884
Net realized gains from investment transactions	1,662,933	1,110,021
Net change in unrealized appreciation from investments	551,647	1,435,687

Change in net assets resulting from operations	2,568,490	2,989,592

Distributions to Shareholders From:
Net investment income:
Class A	(91,306)	(97,872)
Class C	(1,574)	(1,298)
Class R1	(17,457)	(33,466)
Class R2	(164,000)	(220,375)
Institutional Service Class	(15)	(22)
Institutional Class	(43,379)	(81,282)
Net realized gains:
Class A	(242,020)	–
Class C	(5,401)	–
Class R1	(47,890)	–
Class R2	(485,166)	–
Institutional Service Class	(31)	–
Institutional Class	(93,076)	–

Change in net assets from shareholder distributions	(1,191,315)	(434,315)

Change in net assets from capital transactions	2,297,134	5,573,285

Change in net assets	3,674,309	8,128,562

Net Assets:
Beginning of period	30,177,555	22,048,993

End of period	$33,851,864	$30,177,555

Accumulated undistributed net investment income at end of period	$53,726	$17,547

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,977,489	$5,926,653
Dividends reinvested	333,326	97,872
Cost of shares redeemed	(2,513,012)	(1,975,215)

Total Class A	(202,197)	4,049,310

Class C Shares
Proceeds from shares issued	12,846	102,556
Dividends reinvested	6,975	1,298
Cost of shares redeemed	(12,569)	(4,653)

Total Class C	7,252	99,201

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$2,781,379	$768,238
Dividends reinvested	65,347	33,466
Cost of shares redeemed	(1,589,948)	(2,110,354)

Total Class R1	1,256,778	(1,308,650)

Class R2 Shares
Proceeds from shares issued	3,207,127	6,786,846
Dividends reinvested	649,166	220,375
Cost of shares redeemed	(3,021,629)	(3,503,353)

Total Class R2	834,664	3,503,868

Institutional Service Class Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	46	22
Cost of shares redeemed	–	(910)

Total Institutional Service Class	46	112

Institutional Class Shares
Proceeds from shares issued	984,025	906,220
Dividends reinvested	136,455	81,282
Cost of shares redeemed	(719,889)	(1,758,058)

Total Institutional Class	400,591	(770,556)

Change in net assets from capital transactions	$2,297,134	$5,573,285

SHARE TRANSACTIONS:
Class A Shares
Issued	216,409	692,027
Reinvested	37,180	11,339
Redeemed	(275,460)	(230,173)

Total Class A Shares	(21,871)	473,193

Class C Shares
Issued	1,408	11,925
Reinvested	781	151
Redeemed	(1,389)	(544)

Total Class C Shares	800	11,532

Class R1 Shares
Issued	302,256	89,441
Reinvested	7,296	3,922
Redeemed	(172,480)	(243,029)

Total Class R1 Shares	137,072	(149,666)

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2011

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	351,814	787,034
Reinvested	72,587	25,692
Redeemed	(328,620)	(403,403)

Total Class R2 Shares	95,781	409,323

Institutional Service Class Shares
Issued	–	119
Reinvested	5	3
Redeemed	–	(108)

Total Institutional Service Class Shares	5	14

Institutional Class Shares
Issued	106,859	105,255
Reinvested	15,212	9,442
Redeemed	(78,128)	(204,823)

Total Institutional Class Shares	43,943	(90,126)

Total change in shares	255,730	654,270

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.12	0.11	0.62	0.73	(0.10)	(0.26)	(0.36)	$9.49	8.33%		$8,228,545	0.83%	2.45%	0.83%	21.67%
Year Ended October 31, 2010 (f)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%	)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%		$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.09	0.09	0.63	0.72	(0.08)	(0.26)	(0.34)	$9.47	8.09%		$205,084	1.33%	1.88%	1.33%	21.67%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%	)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.11	0.08	0.64	0.72	(0.09)	(0.26)	(0.35)	$9.48	8.11%		$2,811,663	1.23%	1.78%	1.23%	21.67%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%		$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%		$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%	)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.10	0.09	0.64	0.73	(0.09)	(0.26)	(0.35)	$9.48	8.10%		$18,646,601	1.08%	2.09%	1.08%	21.67%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%		$17,033,907	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%	)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%		$78,799	1.08%	0.05%	1.24%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

18	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.11	0.13	0.63	0.76	(0.12)	(0.26)	(0.38)	$9.49	8.60%		$1,196	0.32%	2.87%	0.32%	21.67%
Year Ended October 31, 2010 (f)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%	)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%		$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.13	0.13	0.63	0.76	(0.12)	(0.26)	(0.38)	$9.51	8.59%		$3,958,775	0.33%	2.85%	0.33%	21.67%
Year Ended October 31, 2010 (f)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%	)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%		$1,060,116	0.33%	3.02%	0.50%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	19

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2015 Fund (Class A at NAV) returned 9.53% versus 10.19% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 130 funds as of April 30, 2011) was 8.63% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 23, 13% and 8%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the Vanguard Short-Term Bond ETF (with target allocations of 18%, 1% and 8%, respectively), which registered -0.14%, 0.00% and -0.04%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

20	Semiannual Report 2011

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	9.53%	13.81%	2.33%
	w/SC2	3.26%	7.22%	0.70%
Class C	w/o SC1	9.29%	13.29%	1.81%
	w/SC3	8.29%	12.29%	1.81%
Class R1[4]		9.29%	13.32%	1.89%
Class R2[4]		9.30%	13.43%	2.04%
Institutional Service Class[4]		9.65%	14.07%	2.52%
Institutional Class[4]		9.87%	14.41%	2.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, the Morningstar Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	21

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2015 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,095.30	4.31	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83
Class C Shares	Actual		1,000.00	1,092.90	6.90	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,092.90	6.38	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,093.00	5.60	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,096.50	3.01	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58
Institutional Class Shares	Actual		1,000.00	1,098.70	1.72	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

22	Semiannual Report 2011

Portfolio Summary	Nationwide Destination 2015 Fund

April 30, 2011 (Unaudited)

Asset Allocation
Equity Funds	61.0%
Fixed Income Funds	38.2%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	25.4%
Nationwide Bond Index Fund, Institutional Class	14.3%
Nationwide International Index Fund, Institutional Class	13.4%
iShares Barclays US Treasury Inflation Protected Securities Fund	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	7.2%
Nationwide Small Cap Index Fund, Institutional Class	4.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.4%
Oppenheimer International Bond Fund, Class Y	3.7%
Vanguard Emerging Markets Index Fund, ETF Shares	2.0%
Other Holdings	4.1%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	23

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 76.7%

	Shares	Market Value

Equity Funds 56.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	583,963	$5,950,580
Nationwide International Index Fund, Institutional Class (a)	2,187,440	17,805,759
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	720,031	11,952,523
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,956,454	33,851,398
Nationwide Small Cap Index Fund, Institutional Class (a)	454,124	6,030,764

Total Equity Funds (cost $56,091,923)		75,591,024

Fixed Income Funds 19.0%
Nationwide Bond Index Fund, Institutional Class (a)	1,675,068	19,045,521
Oppenheimer International Bond Fund, Class Y	727,755	4,948,734
T. Rowe Price Institutional High Yield Fund, Institutional Class	127,978	1,292,582

Total Fixed Income Funds (cost $24,277,455)		25,286,837

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,188,148	1,188,148

Total Money Market Fund (cost $1,188,148)		1,188,148

Total Mutual Funds (cost $81,557,526)		102,066,009

Exchange Traded Funds 23.4%

	Shares	Market Value

Equity Funds 4.2%
SPDR Dow Jones International Real Estate ETF	33,324	$1,381,946
Vanguard Emerging Markets Index Fund, ETF Shares	53,537	2,707,901
Vanguard REIT Index Fund, ETF Shares	23,197	1,434,271

Total Equity Funds (cost $3,874,278)		5,524,118

Fixed Income Funds 19.2%
iShares Barclays US Treasury Inflation Protected Securities Fund	143,946	16,001,038
Vanguard Short-Term Bond Index Fund, ETF Shares	118,744	9,592,140

Total Fixed Income Funds (cost $24,443,077)		25,593,178

Total Exchange Traded Funds (cost $28,317,355)		31,117,296

Total Investments (cost $109,874,881) (c) — 100.1%		133,183,305

Liabilities in excess of other assets — (0.1)%		(159,095)

NET ASSETS — 100.0%		$133,024,210

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $71,085,675)	$89,874,113
Investments in non-affiliates, at value (cost $38,789,206)	43,309,192

Total Investments	133,183,305

Cash	85,233
Receivable for investments sold	485,787
Receivable for capital shares issued	45,812

Total Assets	133,800,137

Liabilities:
Payable for investments purchased	20,970
Payable for capital shares redeemed	663,921
Accrued expenses and other payables:
Investment advisory fees	35,459
Distribution fees	31,522
Administrative servicing fees	22,409
Trustee fees (Note 3)	766
Professional fees (Note 3)	880

Total Liabilities	775,927

Net Assets	$133,024,210

Represented by:
Capital	$112,330,917
Accumulated undistributed net investment income	162,544
Accumulated net realized losses from investment transactions	(2,777,675)
Net unrealized appreciation/(depreciation) from investments in affiliates	18,788,438
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,519,986

Net Assets	$133,024,210

Net Assets:
Class A Shares	$29,067,704
Class C Shares	752,771
Class R1 Shares	7,994,474
Class R2 Shares	50,245,770
Institutional Service Class Shares	37,177,040
Institutional Class Shares	7,786,451

Total	$133,024,210

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,927,479
Class C Shares	75,840
Class R1 Shares	807,496
Class R2 Shares	5,067,529
Institutional Service Class Shares	3,736,527
Institutional Class Shares	781,307

Total	13,396,178

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	25

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.93
Class C Shares (a)	$9.93
Class R1 Shares	$9.90
Class R2 Shares	$9.92
Institutional Service Class Shares	$9.95
Institutional Class Shares	$9.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$989,996
Dividend income from non-affiliates	950,476
Other income	601

Total Income	1,941,073

EXPENSES:
Investment advisory fees	198,409
Distribution fees Class A	33,225
Distribution fees Class C	3,336
Distribution fees Class R1	21,889
Distribution fees Class R2	119,674
Administrative servicing fees Class A	33,043
Administrative servicing fees Class R1	8,363
Administrative servicing fees Class R2	59,837
Administrative servicing fees Institutional Service Class	38,685
Professional fees (Note 3)	301
Trustee fees (Note 3)	1,011

Total Expenses	517,773

NET INVESTMENT INCOME	1,423,300

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	94,322
Net realized gain distributions from underlying non-affiliated funds	7,214
Net realized gains from investment transactions with affiliates	1,368,370
Net realized gains from investment transactions with non-affiliates	482,643

Net realized gains from affiliated and non-affiliated investments	1,952,549

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,276,613
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	489,133

Net change in unrealized appreciation/(depreciation) from investments	7,765,746

Net realized/unrealized gains from affiliated and non-affiliated investments	9,718,295

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,141,595

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,423,300	$1,465,599
Net realized gains from investment transactions	1,952,549	654,998
Net change in unrealized appreciation from investments	7,765,746	8,488,655

Change in net assets resulting from operations	11,141,595	10,609,252

Distributions to Shareholders From:
Net investment income:
Class A	(291,354)	(361,889)
Class C	(5,859)	(5,718)
Class R1	(59,150)	(65,070)
Class R2	(470,798)	(522,093)
Institutional Service Class	(380,724)	(384,631)
Institutional Class	(88,910)	(100,829)
Net realized gains:
Class A	(173,400)	(60,281)
Class C	(4,384)	(1,260)
Class R1	(39,302)	(16,289)
Class R2	(315,096)	(103,312)
Institutional Service Class	(201,637)	(52,448)
Institutional Class	(43,042)	(13,978)

Change in net assets from shareholder distributions	(2,073,656)	(1,687,798)

Change in net assets from capital transactions	14,990,794	34,086,771

Change in net assets	24,058,733	43,008,225

Net Assets:
Beginning of period	108,965,477	65,957,252

End of period	$133,024,210	$108,965,477

Accumulated undistributed net investment income at end of period	$162,544	$36,039

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,368,679	$8,825,178
Dividends reinvested	464,069	421,429
Cost of shares redeemed	(1,801,347)	(3,267,577)

Total Class A	2,031,401	5,979,030

Class C Shares
Proceeds from shares issued	106,362	227,655
Dividends reinvested	10,243	6,978
Cost of shares redeemed	(27,504)	(34,040)

Total Class C	89,101	200,593

Class R1 Shares
Proceeds from shares issued	5,332,129	2,176,070
Dividends reinvested	98,452	81,359
Cost of shares redeemed	(3,112,892)	(1,416,790)

Total Class R1	2,317,689	840,639

The accompanying notes are an integral part of these financial statements.

28	Semiannual Report 2011

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,746,210	$16,147,540
Dividends reinvested	785,894	625,405
Cost of shares redeemed	(5,982,667)	(3,226,874)

Total Class R2	2,549,437	13,546,071

Institutional Service Class Shares
Proceeds from shares issued	11,201,279	14,877,499
Dividends reinvested	582,361	437,079
Cost of shares redeemed	(5,455,629)	(3,267,401)

Total Institutional Service Class	6,328,011	12,047,177

Institutional Class Shares
Proceeds from shares issued	1,659,310	2,029,400
Dividends reinvested	131,952	114,807
Cost of shares redeemed	(116,107)	(670,946)

Total Institutional Class	1,675,155	1,473,261

Change in net assets from capital transactions	$14,990,794	$34,086,771

SHARE TRANSACTIONS:
Class A Shares
Issued	355,135	1,018,520
Reinvested	49,730	48,668
Redeemed	(190,000)	(375,753)

Total Class A Shares	214,865	691,435

Class C Shares
Issued	11,185	26,120
Reinvested	1,099	808
Redeemed	(2,903)	(3,850)

Total Class C Shares	9,381	23,078

Class R1 Shares
Issued	559,377	250,117
Reinvested	10,577	9,453
Redeemed	(324,891)	(161,610)

Total Class R1 Shares	245,063	97,960

Class R2 Shares
Issued	821,381	1,857,411
Reinvested	84,370	72,465
Redeemed	(625,347)	(370,025)

Total Class R2 Shares	280,404	1,559,851

Institutional Service Class Shares
Issued	1,179,499	1,698,157
Reinvested	62,231	50,278
Redeemed	(575,354)	(373,703)

Total Institutional Service Class Shares	666,376	1,374,732

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	$175,274	$233,189
Reinvested	14,078	13,200
Redeemed	(12,019)	(76,302)

Total Institutional Class Shares	177,333	170,087

Total change in shares	1,593,422	3,917,143

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.23	0.11	0.76	0.87	(0.11)	(0.06)	(0.17)	$9.93	$9.53%		29,067,704	0.83%	2.42%	0.83%	6.41%
Year Ended October 31, 2010 (f)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%		$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%	)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.23	0.09	0.75	0.84	(0.08)	(0.06)	(0.14)	$9.93	9.29%		$752,771	1.33%	1.92%	1.33%	6.41%
Year Ended October 31, 2010 (f)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%		$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%	)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.21	0.09	0.75	0.84	(0.09)	(0.06)	(0.15)	$9.90	9.29%		$7,994,474	1.23%	1.85%	1.23%	6.41%
Year Ended October 31, 2010 (f)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%		$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%	)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.22	0.10	0.75	0.85	(0.09)	(0.06)	(0.15)	$9.92	9.30%		$50,245,770	1.08%	2.16%	1.08%	6.41%
Year Ended October 31, 2010 (f)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%		$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%	)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,076	1.06%	2.23%	1.06%	1.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.25	0.12	0.76	0.88	(0.12)	(0.06)	(0.18)	$9.95	9.65%		$37,177,040	0.58%	2.63%	0.58%	6.41%
Year Ended October 31, 2010 (f)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%		$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%	)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%		$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.26	0.14	0.76	0.90	(0.13)	(0.06)	(0.19)	$9.97	9.87%		$7,786,451	0.33%	2.91%	0.33%	6.41%
Year Ended October 31, 2010 (f)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%		$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%	)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%		$1,055,365	0.33%	2.91%	0.50%	1.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2011

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2020 Fund (Class A at NAV) returned 10.89% versus 11.81% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 182 funds as of April 30, 2011) was 9.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 25%, 16% and 9%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the Vanguard Short-Term Bond ETF (with target allocations of 18%, 1% and 5%, respectively), which registered -0.14%, 0.00% and -0.04%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	33

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	10.89%	14.90%	2.36%
	w/SC2	4.49%	8.32%	0.72%
Class C	w/o SC1	10.70%	14.45%	1.79%
	w/SC3	9.70%	13.45%	1.79%
Class R1[4]		10.75%	14.49%	2.01%
Class R2[4]		10.91%	14.64%	2.14%
Institutional Service Class[4]		11.14%	15.17%	2.58%
Institutional Class[4]		11.23%	15.50%	2.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.53%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, the Morningstar Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34	Semiannual Report 2011

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2020 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,108.90	4.34	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83
Class C Shares	Actual		1,000.00	1,107.00	6.95	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,107.50	6.43	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,109.10	5.65	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,111.40	3.04	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58
Institutional Class Shares	Actual		1,000.00	1,112.30	1.73	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	35

Portfolio Summary	Nationwide Destination 2020 Fund

April 30, 2011 (Unaudited)

Asset Allocation
Equity Funds	70.4%
Fixed Income Funds	28.7%
Money Market Fund	0.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	27.1%
Nationwide International Index Fund, Institutional Class	16.2%
Nationwide Bond Index Fund, Institutional Class	15.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.9%
iShares Barclays US Treasury Inflation Protected Securities Fund	9.1%
Nationwide Small Cap Index Fund, Institutional Class	6.7%
Vanguard Short-Term Bond Index Fund, ETF Shares	4.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.4%
Vanguard Emerging Markets Index Fund, ETF Shares	3.0%
Vanguard REIT Index Fund, ETF Shares	2.1%
Other Holdings	1.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

‡	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

36	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 80.3%

	Shares	Market Value

Equity Funds 64.3%
Credit Suisse Commodity Return Strategy Fund, Common Class	673,083	$6,858,712
Nationwide International Index Fund, Institutional Class (a)	3,118,536	25,384,882
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	934,016	15,504,661
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,701,525	42,382,462
Nationwide Small Cap Index Fund, Institutional Class (a)	784,969	10,424,392

Total Equity Funds (cost $76,928,777)		100,555,109

Fixed Income Fund 15.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,074,364	23,585,518

Total Fixed Income Fund (cost $23,067,847)		23,585,518

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,383,985	1,383,985

Total Money Market Fund (cost $1,383,985)		1,383,985

Total Mutual Funds (cost $101,380,609)		125,524,612

Exchange Traded Funds 19.7%
Equity Funds 6.1%
SPDR Dow Jones International Real Estate ETF	38,442	1,594,189
Vanguard Emerging Markets Index Fund, ETF Shares	92,760	4,691,801
Vanguard REIT Index Fund, ETF Shares	53,472	3,306,174

Total Equity Funds (cost $6,880,234)		9,592,164

Exchange Traded Funds (continued)

	Shares	Market Value

Fixed Income Funds 13.6%
iShares Barclays US Treasury Inflation Protected Securities Fund	128,447	$14,278,169
Vanguard Short-Term Bond Index Fund, ETF Shares	86,113	6,956,208

Total Fixed Income Funds (cost $20,244,080)		21,234,377

Total Exchange Traded Funds (cost $27,124,314)		30,826,541

Total Investments (cost $128,504,923) (c) — 100.0%		156,351,153

Liabilities in excess of other assets — 0.0% †		(60,780)

NET ASSETS — 100.0%		$156,290,373

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	37

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $95,745,793)	$118,665,900
Investments in non-affiliates, at value (cost $32,759,130)	37,685,253

Total Investments	156,351,153

Cash	112,960
Receivable for investments sold	122,987
Receivable for capital shares issued	58,021

Total Assets	156,645,121

Liabilities:
Payable for investments purchased	52,590
Payable for capital shares redeemed	199,728
Accrued expenses and other payables:
Investment advisory fees	41,075
Distribution fees	35,886
Administrative servicing fees	23,748
Trustee fees (Note 3)	841
Professional fees (Note 3)	880

Total Liabilities	354,748

Net Assets	$156,290,373

Represented by:
Capital	$132,042,453
Accumulated undistributed net investment income	85,040
Accumulated net realized losses from investment transactions	(3,683,350)
Net unrealized appreciation/(depreciation) from investments in affiliates	22,920,107
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,926,123

Net Assets	$156,290,373

Net Assets:
Class A Shares	$18,272,370
Class C Shares	865,457
Class R1 Shares	10,899,546
Class R2 Shares	64,833,248
Institutional Service Class Shares	49,838,921
Institutional Class Shares	11,580,831

Total	$156,290,373

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,828,247
Class C Shares	87,091
Class R1 Shares	1,090,839
Class R2 Shares	6,495,354
Institutional Service Class Shares	4,978,784
Institutional Class Shares	1,153,575

Total	15,633,890

The accompanying notes are an integral part of these financial statements.

38	Semiannual Report 2011

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.99
Class C Shares (a)	$9.94
Class R1 Shares	$9.99
Class R2 Shares	$9.98
Institutional Service Class Shares	$10.01
Institutional Class Shares	$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	39

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,223,628
Dividend income from non-affiliates	835,067
Other income	664

Total Income	2,059,359

EXPENSES:
Investment advisory fees	223,084
Distribution fees Class A	21,528
Distribution fees Class C	4,018
Distribution fees Class R1	26,584
Distribution fees Class R2	142,662
Administrative servicing fees Class A	21,294
Administrative servicing fees Class R1	10,158
Administrative servicing fees Class R2	69,894
Administrative servicing fees Institutional Service Class	52,067
Professional fees (Note 3)	323
Trustee fees (Note 3)	1,144

Total Expenses	572,756

NET INVESTMENT INCOME	1,486,603

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	115,864
Net realized gain distributions from underlying non-affiliated funds	5,086
Net realized gains from investment transactions with affiliates	314,290
Net realized gains from investment transactions with non-affiliates	179,787

Net realized gains from affiliated and non-affiliated investments	615,027

Net change in unrealized appreciation/(depreciation) from investments in affiliates	11,021,191
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,246,502

Net change in unrealized appreciation/(depreciation) from investments	12,267,693

Net realized/unrealized gains from affiliated and non-affiliated investments	12,882,720

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,369,323

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,486,603	$1,334,944
Net realized gains/(losses) from investment transactions	615,027	(336,042)
Net change in unrealized appreciation from investments	12,267,693	10,758,149

Change in net assets resulting from operations	14,369,323	11,757,051

Distributions to Shareholders From:
Net investment income:
Class A	(188,875)	(147,523)
Class C	(6,625)	(7,541)
Class R1	(68,637)	(69,808)
Class R2	(530,871)	(526,042)
Institutional Service Class	(481,422)	(422,184)
Institutional Class	(131,596)	(144,614)
Net realized gains:
Class A	(63,175)	(37,258)
Class C	(2,815)	(3,792)
Class R1	(25,988)	(37,803)
Class R2	(196,767)	(232,580)
Institutional Service Class	(140,376)	(126,189)
Institutional Class	(35,398)	(44,739)

Change in net assets from shareholder distributions	(1,872,545)	(1,800,073)

Change in net assets from capital transactions	23,713,515	47,777,320

Change in net assets	36,210,293	57,734,298

Net Assets:
Beginning of period	120,080,080	62,345,782

End of period	$156,290,373	$120,080,080

Accumulated undistributed net investment income at end of period	$85,040	$6,463

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,137,942	$11,824,623
Dividends reinvested	252,050	184,781
Cost of shares redeemed	(2,750,911)	(2,236,097)

Total Class A	639,081	9,773,307

Class C Shares
Proceeds from shares issued	137,129	426,002
Dividends reinvested	9,440	11,333
Cost of shares redeemed	(268,561)	(36,219)

Total Class C	(121,992)	401,116

Class R1 Shares
Proceeds from shares issued	6,248,097	2,238,494
Dividends reinvested	94,625	107,611
Cost of shares redeemed	(2,241,893)	(1,449,821)

Total Class R1	4,100,829	896,284

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	41

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,885,883	$18,791,019
Dividends reinvested	727,638	758,622
Cost of shares redeemed	(3,667,222)	(2,731,386)

Total Class R2	6,946,299	16,818,255

Institutional Service Class Shares
Proceeds from shares issued	14,523,952	20,462,358
Dividends reinvested	621,798	548,373
Cost of shares redeemed	(4,976,154)	(3,440,165)

Total Institutional Service Class	10,169,596	17,570,566

Institutional Class Shares
Proceeds from shares issued	2,445,574	2,873,083
Dividends reinvested	166,994	189,353
Cost of shares redeemed	(632,866)	(744,644)

Total Institutional Class	1,979,702	2,317,792

Change in net assets from capital transactions	$23,713,515	$47,777,320

SHARE TRANSACTIONS:
Class A Shares
Issued	330,730	1,385,975
Reinvested	26,962	21,628
Redeemed	(289,324)	(259,228)

Total Class A Shares	68,368	1,148,375

Class C Shares
Issued	14,368	49,639
Reinvested	1,016	1,338
Redeemed	(28,962)	(4,305)

Total Class C Shares	(13,578)	46,672

Class R1 Shares
Issued	653,425	262,263
Reinvested	10,129	12,655
Redeemed	(233,967)	(168,007)

Total Class R1 Shares	429,587	106,911

Class R2 Shares
Issued	1,042,426	2,179,855
Reinvested	77,961	89,205
Redeemed	(390,035)	(319,849)

Total Class R2 Shares	730,352	1,949,211

Institutional Service Class Shares
Issued	1,527,613	2,369,278
Reinvested	66,359	64,104
Redeemed	(524,251)	(396,660)

Total Institutional Service Class Shares	1,069,721	2,036,722

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2011

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	257,001	334,162
Reinvested	17,776	22,106
Redeemed	(66,160)	(86,892)

Total Institutional Class Shares	208,617	269,376

Total change in shares	2,493,067	5,557,267

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.14	0.11	0.87	0.98	(0.10)	(0.03)	(0.13)	$9.99	10.89%		$18,272,370	0.83%	2.31%	0.83%	3.75%
Year Ended October 31, 2010 (f)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%		$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%		$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%	)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.09	0.08	0.88	0.96	(0.08)	(0.03)	(0.11)	$9.94	10.70%		$865,457	1.33%	1.73%	1.33%	3.75%
Year Ended October 31, 2010 (f)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%		$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%		$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%	)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.14	0.08	0.89	0.97	(0.09)	(0.03)	(0.12)	$9.99	10.75%		$10,899,546	1.23%	1.60%	1.23%	3.75%
Year Ended October 31, 2010 (f)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%		$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%		$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%	)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.12	0.09	0.89	0.98	(0.09)	(0.03)	(0.12)	$9.98	10.91%		$64,833,248	1.08%	1.97%	1.08%	3.75%
Year Ended October 31, 2010 (f)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%		$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%		$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%	)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.15	0.12	0.88	1.00	(0.11)	(0.03)	(0.14)	$10.01	11.14%		$49,838,921	0.58%	2.44%	0.58%	3.75%
Year Ended October 31, 2010 (f)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%		$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%		$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%		$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%		$1,064	0.71%	2.33%	0.71%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

44	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.18	0.13	0.89	1.02	(0.13)	(0.03)	(0.16)	$10.04	11.23%		$11,580,831	0.33%	2.77%	0.33%	3.75%
Year Ended October 31, 2010 (f)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%		$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%		$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%	)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%		$1,059,195	0.33%	2.79%	0.50%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	45

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2025 Fund (Class A at NAV) returned 12.61% versus 13.60% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 113 funds as of April 30, 2011) was 11.85% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29%, 17% and 11%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the Vanguard Short-Term Bond ETF (with target allocations of 13%, 1% and 3%, respectively), which registered -0.14%, 0.00% and -0.04%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

46	Semiannual Report 2011

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	12.61%	16.22%	2.41%
	w/SC2	6.14%	9.49%	0.78%
Class C	w/o SC1	12.37%	15.72%	1.90%
	w/SC3	11.37%	14.72%	1.90%
Class R1[4]		12.39%	15.87%	2.00%
Class R2[4]		12.43%	15.87%	2.15%
Institutional Service Class[4]		12.75%	16.63%	2.59%
Institutional Class[4]		12.83%	16.82%	2.88%

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.53%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, the Morningstar Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	47

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2025 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,126.10	4.27	0.81
	Hypothetical	[c]	1,000.00	1,020.78	4.06	0.81
Class C Shares	Actual		1,000.00	1,123.70	7.00	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,123.90	6.48	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,124.30	5.69	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,127.50	3.06	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58
Institutional Class Shares	Actual		1,000.00	1,128.30	1.74	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

48	Semiannual Report 2011

Portfolio Summary	Nationwide Destination 2025 Fund

April 30, 2011 (Unaudited)

Asset Allocation
Equity Funds	78.8%
Fixed Income Funds	20.4%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide International Index Fund, Institutional Class	17.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.9%
Nationwide Bond Index Fund, Institutional Class	11.4%
Nationwide Small Cap Index Fund, Institutional Class	8.7%
iShares Barclays US Treasury Inflation Protected Securities Fund	6.3%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.3%
Vanguard Emerging Markets Index Fund, ETF Shares	3.9%
Vanguard Short-Term Bond Index Fund, ETF Shares	2.7%
Vanguard REIT Index Fund, ETF Shares	2.1%
Other Holdings	1.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	49

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 84.1%

	Shares	Market Value

Equity Funds 71.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	617,112	$6,288,372
Nationwide International Index Fund, Institutional Class (a)	3,035,488	24,708,868
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,045,693	17,358,508
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,782,072	43,304,728
Nationwide Small Cap Index Fund, Institutional Class (a)	958,571	12,729,824

Total Equity Funds (cost $79,483,379)		104,390,300

Fixed Income Fund 11.4%
Nationwide Bond Index Fund, Institutional Class (a)	1,454,690	16,539,830

Total Fixed Income Fund (cost $16,189,745)		16,539,830

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,268,901	1,268,901

Total Money Market Fund (cost $1,268,901)		1,268,901

Total Mutual Funds (cost $96,942,025)		122,199,031

Exchange Traded Funds 16.0%

	Shares	Market Value

Equity Funds 7.0%
SPDR Dow Jones International Real Estate ETF	35,297	$1,463,766
Vanguard Emerging Markets Index Fund, ETF Shares	113,572	5,744,472
Vanguard REIT Index Fund, ETF Shares	49,088	3,035,111

Total Equity Funds (cost $7,601,940)		10,243,349

Fixed Income Funds 9.0%
iShares Barclays US Treasury Inflation Protected Securities Fund	82,619	9,183,928
Vanguard Short-Term Bond Index Fund, ETF Shares	47,459	3,833,738

Total Fixed Income Funds (cost $12,396,309)		13,017,666

Total Exchange Traded Funds (cost $19,998,249)		23,261,015

Total Investments (cost $116,940,274) (c) — 100.1%		145,460,046

Liabilities in excess of other assets — (0.1)%		(110,526)

NET ASSETS — 100.0%		$145,349,520

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

50	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $91,773,224)	$115,910,659
Investments in non-affiliates, at value (cost $25,167,050)	29,549,387

Total Investments	145,460,046

Receivable for investments sold	448,348
Receivable for capital shares issued	155,807

Total Assets	146,064,201

Liabilities:
Payable for investments purchased	34,201
Payable for capital shares redeemed	510,097
Cash overdraft (Note 2)	70,506
Accrued expenses and other payables:
Investment advisory fees	38,552
Distribution fees	37,779
Administrative servicing fees	22,024
Trustee fees (Note 3)	708
Professional fees (Note 3)	814

Total Liabilities	714,681

Net Assets	$145,349,520

Represented by:
Capital	$119,514,219
Accumulated undistributed net investment income	15,845
Accumulated net realized losses from investment transactions	(2,700,316)
Net unrealized appreciation/(depreciation) from investments in affiliates	24,137,435
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,382,337

Net Assets	$145,349,520

Net Assets:
Class A Shares	$20,309,911
Class C Shares	868,188
Class R1 Shares	10,887,642
Class R2 Shares	66,280,036
Institutional Service Class Shares	36,174,900
Institutional Class Shares	10,828,843

Total	$145,349,520

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,026,708
Class C Shares	86,920
Class R1 Shares	1,087,963
Class R2 Shares	6,624,556
Institutional Service Class Shares	3,603,866
Institutional Class Shares	1,075,112

Total	14,505,125

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	51

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.02
Class C Shares (a)	$9.99
Class R1 Shares	$10.01
Class R2 Shares	$10.01
Institutional Service Class Shares	$10.04
Institutional Class Shares	$10.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.63

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

52	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,148,145
Dividend income from non-affiliates	711,983
Other income	600

Total Income	1,860,728

EXPENSES:
Investment advisory fees	207,301
Distribution fees Class A	22,642
Distribution fees Class C	4,020
Distribution fees Class R1	33,525
Distribution fees Class R2	146,900
Administrative servicing fees Class A	20,889
Administrative servicing fees Class R1	12,894
Administrative servicing fees Class R2	73,450
Administrative servicing fees Institutional Service Class	36,096
Professional fees (Note 3)	294
Trustee fees (Note 3)	1,101

Total Expenses	559,112

NET INVESTMENT INCOME	1,301,616

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	130,117
Net realized gain distributions from underlying non-affiliated funds	2,833
Net realized gains from investment transactions with affiliates	668,278
Net realized gains from investment transactions with non-affiliates	259,086

Net realized gains from affiliated and non-affiliated investments	1,060,314

Net change in unrealized appreciation/(depreciation) from investments in affiliates	11,465,597
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,176,065

Net change in unrealized appreciation/(depreciation) from investments	12,641,662

Net realized/unrealized gains from affiliated and non-affiliated investments	13,701,976

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,003,592

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	53

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,301,616	$1,078,652
Net realized gains/(losses) from investment transactions	1,060,314	(629,587)
Net change in unrealized appreciation from investments	12,641,662	11,005,224

Change in net assets resulting from operations	15,003,592	11,454,289

Distributions to Shareholders From:
Net investment income:
Class A	(188,664)	(148,604)
Class C	(7,393)	(4,705)
Class R1	(92,059)	(76,075)
Class R2	(562,494)	(506,695)
Institutional Service Class	(326,490)	(255,689)
Institutional Class	(108,671)	(95,623)
Net realized gains:
Class A	(51,967)	(53,583)
Class C	(2,345)	(2,650)
Class R1	(27,786)	(47,871)
Class R2	(166,488)	(275,218)
Institutional Service Class	(77,671)	(96,919)
Institutional Class	(23,399)	(37,652)

Change in net assets from shareholder distributions	(1,635,427)	(1,601,284)

Change in net assets from capital transactions	24,412,572	38,375,774

Change in net assets	37,780,737	48,228,779

Net Assets:
Beginning of period	107,568,783	59,340,004

End of period	$145,349,520	$107,568,783

Accumulated undistributed net investment income at end of period	$15,845	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,788,731	$10,142,203
Dividends reinvested	240,158	202,007
Cost of shares redeemed	(1,314,114)	(2,218,835)

Total Class A	1,714,775	8,125,375

Class C Shares
Proceeds from shares issued	11,156	429,040
Dividends reinvested	9,738	7,355
Cost of shares redeemed	(2,132)	(16,189)

Total Class C	18,762	420,206

Class R1 Shares
Proceeds from shares issued	5,421,815	3,231,102
Dividends reinvested	119,845	123,946
Cost of shares redeemed	(3,448,177)	(1,563,609)

Total Class R1	2,093,483	1,791,439

The accompanying notes are an integral part of these financial statements.

54	Semiannual Report 2011

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,484,821	$17,560,476
Dividends reinvested	728,982	781,913
Cost of shares redeemed	(3,646,931)	(2,828,567)

Total Class R2	7,566,872	15,513,822

Institutional Service Class Shares
Proceeds from shares issued	12,393,545	12,801,745
Dividends reinvested	404,161	352,608
Cost of shares redeemed	(3,066,194)	(2,222,228)

Total Institutional Service Class	9,731,512	10,932,125

Institutional Class Shares
Proceeds from shares issued	3,544,782	2,143,756
Dividends reinvested	132,070	133,275
Cost of shares redeemed	(389,684)	(684,224)

Total Institutional Class	3,287,168	1,592,807

Change in net assets from capital transactions	$24,412,572	$38,375,774

SHARE TRANSACTIONS:
Class A Shares
Issued	294,493	1,202,174
Reinvested	25,789	24,094
Redeemed	(139,533)	(260,582)

Total Class A Shares	180,749	965,686

Class C Shares
Issued	1,166	51,952
Reinvested	1,048	881
Redeemed	(228)	(1,951)

Total Class C Shares	1,986	50,882

Class R1 Shares
Issued	571,409	380,296
Reinvested	12,886	14,838
Redeemed	(355,534)	(184,769)

Total Class R1 Shares	228,761	210,365

Class R2 Shares
Issued	1,106,520	2,075,533
Reinvested	78,385	93,604
Redeemed	(385,986)	(332,601)

Total Class R2 Shares	798,919	1,836,536

Institutional Service Class Shares
Issued	1,305,348	1,504,956
Reinvested	43,288	42,002
Redeemed	(322,293)	(261,268)

Total Institutional Service Class Shares	1,026,343	1,285,690

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	55

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	373,935	253,242
Reinvested	14,089	15,848
Redeemed	(40,773)	(80,595)

Total Institutional Class Shares	347,251	188,495

Total change in shares	2,584,009	4,537,654

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

56	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.02	0.10	1.03	1.13	(0.10)	(0.03)	(0.13)	$10.02	12.61%		$20,309,911	0.81%	2.21%	0.81%	4.30%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%		$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%		$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%	)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%		$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.00	0.08	1.03	1.11	(0.09)	(0.03)	(0.12)	$9.99	12.37%		$868,188	1.33%	1.71%	1.33%	4.30%
Year Ended October 31, 2010 (f)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%		$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%		$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%	)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.02	0.08	1.03	1.11	(0.09)	(0.03)	(0.12)	$10.01	12.39%		$10,887,642	1.23%	1.68%	1.23%	4.30%
Year Ended October 31, 2010 (f)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%		$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%		$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%	)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.01	0.09	1.03	1.12	(0.09)	(0.03)	(0.12)	$10.01	12.43%		$66,280,036	1.08%	1.90%	1.08%	4.30%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%		$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%		$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%	)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%		$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.04	0.11	1.03	1.14	(0.11)	(0.03)	(0.14)	$10.04	12.75%		$36,174,900	0.58%	2.31%	0.58%	4.30%
Year Ended October 31, 2010 (f)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%		$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%		$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%	)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%		$1,070	0.70%	2.21%	0.70%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	57

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$9.07	0.12	1.03	1.15	(0.12)	(0.03)	(0.15)	$10.07	12.83%		$10,828,843	0.33%	2.62%	0.33%	4.30%
Year Ended October 31, 2010 (f)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%		$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%		$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%	)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%		$1,064,001	0.33%	2.57%	0.50%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

58	Semiannual Report 2011

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2030 Fund (Class A at NAV) returned 13.91% versus 15.04% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 179 funds as of April 30, 2011) was 11.96% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 31%, 20%, and 12%, respectively), which gained 16.27%, 12.47% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the iShares Barclays TIPS Bond ETF (with target allocations of 11%, 1% and 4%, respectively), which registered -0.14%, 0.00% and 1.19%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	59

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	13.91%	17.52%	2.00%
	w/SC2	7.34%	10.81%	0.37%
Class C	w/o SC1	13.69%	17.00%	1.49%
	w/SC3	12.69%	16.00%	1.49%
Class R1[4]		13.74%	16.98%	1.57%
Class R2[4]		13.77%	17.11%	1.70%
Institutional Service Class[4]		14.13%	17.77%	2.17%
Institutional Class[4]		14.21%	18.10%	2.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, the Morningstar Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60	Semiannual Report 2011

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2030 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,139.10	4.40	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83
Class C Shares	Actual		1,000.00	1,136.90	7.05	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,137.40	6.47	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.11	1.22
Class R2 Shares	Actual		1,000.00	1,137.70	5.72	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,141.30	3.08	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58
Institutional Class Shares	Actual		1,000.00	1,142.10	1.75	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	61

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2030 Fund

Asset Allocation
Equity Funds	86.1%
Fixed Income Funds	13.1%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	31.5%
Nationwide International Index Fund, Institutional Class	19.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.9%
Nationwide Small Cap Index Fund, Institutional Class	9.8%
Nationwide Bond Index Fund, Institutional Class	9.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Vanguard Emerging Markets Index Fund, ETF Shares	3.9%
iShares Barclays US Treasury Inflation Protected Securities Fund	3.6%
Vanguard REIT Index Fund, ETF Shares	2.0%
SPDR Dow Jones International Real Estate ETF	1.0%
Nationwide Money Market Fund, Institutional Class	0.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

62	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 89.6%

	Shares	Market Value

Equity Funds 79.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	835,654	$8,515,313
Nationwide International Index Fund, Institutional Class (a)	3,865,432	31,464,615
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,236,633	20,528,105
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,379,430	50,144,476
Nationwide Small Cap Index Fund, Institutional Class (a)	1,169,555	15,531,698

Total Equity Funds (cost $92,654,423)		126,184,207

Fixed Income Fund 9.5%
Nationwide Bond Index Fund, Institutional Class (a)	1,328,664	15,106,909

Total Fixed Income Fund (cost $14,743,150)		15,106,909

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,370,441	1,370,441

Total Money Market Fund (cost $1,370,441)		1,370,441

Total Mutual Funds (cost $108,768,014)		142,661,557

Exchange Traded Funds 10.5%

	Shares	Market Value

Equity Funds 6.9%
SPDR Dow Jones International Real Estate ETF	38,147	$1,581,956
Vanguard Emerging Markets Index Fund, ETF Shares	122,723	6,207,329
Vanguard REIT Index Fund, ETF Shares	53,072	3,281,442

Total Equity Funds (cost $7,407,646)		11,070,727

Fixed Income Fund 3.6%
iShares Barclays US Treasury Inflation Protected Securities Fund	50,869	5,654,598

Total Fixed Income Fund (cost $5,271,938)		5,654,598

Total Exchange Traded Funds (cost $12,679,584)		16,725,325

Total Investments (cost $121,447,598) (c) — 100.1%		159,386,882

Liabilities in excess of other assets — (0.1)%		(86,337)

NET ASSETS — 100.0%		$159,300,545

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	63

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $101,909,649)	$134,146,244
Investments in non-affiliates, at value (cost $19,537,949)	25,240,638

Total Investments	159,386,882

Receivable for investments sold	206,103
Receivable for capital shares issued	140,947

Total Assets	159,733,932

Liabilities:
Payable for capital shares redeemed	321,142
Cash overdraft (Note 2)	2,917
Accrued expenses and other payables:
Investment advisory fees	42,100
Distribution fees	41,385
Administrative servicing fees	24,148
Trustee fees (Note 3)	797
Professional fees (Note 3)	898

Total Liabilities	433,387

Net Assets	$159,300,545

Represented by:
Capital	$125,128,778
Accumulated distributions in excess of net investment income	(8,218)
Accumulated net realized losses from investment transactions	(3,759,299)
Net unrealized appreciation/(depreciation) from investments in affiliates	32,236,595
Net unrealized appreciation/(depreciation) from investments in non-affiliates	5,702,689

Net Assets	$159,300,545

Net Assets:
Class A Shares	$38,789,820
Class C Shares	1,004,948
Class R1 Shares	12,732,832
Class R2 Shares	64,531,046
Institutional Service Class Shares	29,988,616
Institutional Class Shares	12,253,283

Total	$159,300,545

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,927,543
Class C Shares	102,072
Class R1 Shares	1,292,547
Class R2 Shares	6,548,958
Institutional Service Class Shares	3,030,064
Institutional Class Shares	1,234,284

Total	16,135,468

The accompanying notes are an integral part of these financial statements.

64	Semiannual Report 2011

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.88
Class C Shares (a)	$9.85
Class R1 Shares	$9.85
Class R2 Shares	$9.85
Institutional Service Class Shares	$9.90
Institutional Class Shares	$9.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	65

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,321,792
Dividend income from non-affiliates	777,881
Other income	667

Total Income	2,100,340

EXPENSES:
Investment advisory fees	228,197
Distribution fees Class A	44,399
Distribution fees Class C	4,186
Distribution fees Class R1	34,322
Distribution fees Class R2	141,231
Administrative servicing fees Class A	44,158
Administrative servicing fees Class R1	12,818
Administrative servicing fees Class R2	69,193
Administrative servicing fees Institutional Service Class	31,069
Professional fees (Note 3)	324
Trustee fees (Note 3)	1,197

Total Expenses	611,094

NET INVESTMENT INCOME	1,489,246

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	157,103
Net realized gains from investment transactions with affiliates	219,897
Net realized gains from investment transactions with non-affiliates	152,229

Net realized gains from affiliated and non-affiliated investments	529,229

Net change in unrealized appreciation/(depreciation) from investments in affiliates	14,566,254
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,603,146

Net change in unrealized appreciation/(depreciation) from investments	16,169,400

Net realized/unrealized gains from affiliated and non-affiliated investments	16,698,629

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,187,875

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$1,489,246	$1,234,410
Net realized gains/(losses) from investment transactions	529,229	(325,470)
Net change in unrealized appreciation from investments	16,169,400	12,777,134

Change in net assets resulting from operations	18,187,875	13,686,074

Distributions to Shareholders From:
Net investment income:
Class A	(394,933)	(392,034)
Class C	(7,892)	(5,427)
Class R1	(97,844)	(77,885)
Class R2	(579,362)	(438,074)
Institutional Service Class	(292,361)	(220,221)
Institutional Class	(125,072)	(121,834)
Net realized gains:
Class A	(156,665)	(154,552)
Class C	(3,537)	(2,597)
Class R1	(41,776)	(39,158)
Class R2	(241,434)	(190,299)
Institutional Service Class	(105,790)	(67,048)
Institutional Class	(40,977)	(38,905)

Change in net assets from shareholder distributions	(2,087,643)	(1,748,034)

Change in net assets from capital transactions	23,491,653	36,016,584

Change in net assets	39,591,885	47,954,624

Net Assets:
Beginning of period	119,708,660	71,754,036

End of period	$159,300,545	$119,708,660

Accumulated distributions in excess of net investment income at end of period	$(8,218)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,945,607	$9,091,949
Dividends reinvested	551,598	546,586
Cost of shares redeemed	(2,540,003)	(4,007,645)

Total Class A	1,957,202	5,630,890

Class C Shares
Proceeds from shares issued	172,886	582,770
Dividends reinvested	11,429	8,024
Cost of shares redeemed	(79,784)	(150,655)

Total Class C	104,531	440,139

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	67

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$5,936,841	$2,955,865
Dividends reinvested	139,620	117,043
Cost of shares redeemed	(2,293,714)	(1,098,711)

Total Class R1	3,782,747	1,974,197

Class R2 Shares
Proceeds from shares issued	10,544,673	18,177,175
Dividends reinvested	820,796	628,373
Cost of shares redeemed	(2,669,699)	(2,467,655)

Total Class R2	8,695,770	16,337,893

Institutional Service Class Shares
Proceeds from shares issued	8,482,258	11,143,096
Dividends reinvested	398,151	287,269
Cost of shares redeemed	(2,964,719)	(1,210,320)

Total Institutional Service Class	5,915,690	10,220,045

Institutional Class Shares
Proceeds from shares issued	3,135,937	2,154,784
Dividends reinvested	166,049	160,739
Cost of shares redeemed	(266,273)	(902,103)

Total Institutional Class	3,035,713	1,413,420

Change in net assets from capital transactions	$23,491,653	$36,016,584

SHARE TRANSACTIONS:
Class A Shares
Issued	425,589	1,105,816
Reinvested	60,416	67,196
Redeemed	(270,003)	(489,329)

Total Class A Shares	216,002	683,683

Class C Shares
Issued	18,250	69,569
Reinvested	1,254	990
Redeemed	(8,749)	(18,371)

Total Class C Shares	10,755	52,188

Class R1 Shares
Issued	636,046	361,978
Reinvested	15,326	14,415
Redeemed	(242,368)	(133,334)

Total Class R1 Shares	409,004	243,059

Class R2 Shares
Issued	1,139,677	2,207,643
Reinvested	90,098	77,302
Redeemed	(285,877)	(302,699)

Total Class R2 Shares	943,898	1,982,246

The accompanying notes are an integral part of these financial statements.

68	Semiannual Report 2011

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	909,801	1,350,334
Reinvested	43,533	35,168
Redeemed	(318,314)	(146,424)

Total Institutional Service Class Shares	635,020	1,239,078

Institutional Class Shares
Issued	335,021	261,272
Reinvested	18,080	19,657
Redeemed	(27,621)	(109,692)

Total Institutional Class Shares	325,480	171,237

Total change in shares	2,540,159	4,371,491

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.81	0.10	1.11	1.21	(0.10)	(0.04)	(0.14)	$9.88	13.91%		$38,789,820	0.83%	2.27%		0.83%	2.32%
Year Ended October 31, 2010 (f)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%		$32,684,738	0.84%	1.36%		0.84%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%		$23,551,191	0.83%	1.45%		0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%	)	$1,711,218	0.61%	2.04%		0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%		$24,528	0.88%	0.05%		1.19%	8.45%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.79	0.08	1.11	1.19	(0.09)	(0.04)	(0.13)	$9.85	13.69%		$1,004,948	1.33%	1.66%		1.33%	2.32%
Year Ended October 31, 2010 (f)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%		$802,611	1.33%	0.80%		1.33%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%		$304,217	1.32%	0.85%		1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%	)	$33,926	1.33%	1.22%		1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%		$1,075	1.40%	1.36%		1.40%	8.45%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.79	0.08	1.12	1.20	(0.10)	(0.04)	(0.14)	$9.85	13.74%		$12,732,832	1.22%	1.70%		1.22%	2.32%
Year Ended October 31, 2010 (f)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%		$7,769,345	1.23%	1.00%		1.23%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%		$4,980,319	1.23%	1.22%		1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%	)	$1,666,828	1.19%	1.65%		1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%		$1,075	1.40%	1.37%		1.40%	8.45%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.79	0.09	1.11	1.20	(0.10)	(0.04)	(0.14)	$9.85	13.77%		$64,531,046	1.08%	1.95%		1.08%	2.32%
Year Ended October 31, 2010 (f)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%		$49,279,996	1.09%	1.09%		1.09%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%		$28,154,823	1.08%	1.39%		1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%	)	$10,381,376	1.01%	1.63%		1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%		$97,800	1.08%	(0.51%	)	1.24%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

70	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.82	0.11	1.12	1.23	(0.11)	(0.04)	(0.15)	$9.90	14.13%		$29,988,616	0.58%	2.43%	0.58%	2.32%
Year Ended October 31, 2010 (f)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%		$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%		$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%	)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%		$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.85	0.12	1.12	1.24	(0.12)	(0.04)	(0.16)	$9.93	14.21%		$12,253,283	0.33%	2.67%	0.33%	2.32%
Year Ended October 31, 2010 (f)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%		$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%		$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%	)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%		$1,071,797	0.33%	2.34%	0.50%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	71

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2035 Fund (Class A at NAV) returned 14.52% versus 15.81% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 108 funds as of April 30, 2011) was 13.81% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30%, 22%, and 13%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the SPDR Dow Jones International Real Estate ETF (with target allocations of 10%, 1% and 2%, respectively), which registered -0.14%, 0.00% and 10.12%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

72	Semiannual Report 2011

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	14.52%	18.22%	1.48%
	w/SC2	7.94%	11.39%	(0.15)%
Class C	w/o SC1	14.34%	17.78%	0.97%
	w/SC3	13.34%	16.78%	0.97%
Class R1[4]		14.41%	17.88%	1.05%
Class R2[4]		14.50%	18.06%	1.24%
Institutional Service Class[4]		14.68%	18.54%	1.66%
Institutional Class[4]		14.94%	18.92%	1.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, the Morningstar Lifetime Moderate 2035 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	73

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2035 Fund		Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual	1,000.00	1,145.20	4.36	0.82
	Hypothetical[c]	1,000.00	1,020.73	4.11	0.82
Class C Shares	Actual	1,000.00	1,143.40	7.07	1.33
	Hypothetical[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual	1,000.00	1,144.10	6.54	1.23
	Hypothetical[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual	1,000.00	1,145.00	5.74	1.08
	Hypothetical[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual	1,000.00	1,146.80	3.03	0.57
	Hypothetical[c]	1,000.00	1,021.97	2.86	0.57
Institutional Class Shares	Actual	1,000.00	1,149.40	1.76	0.33
	Hypothetical[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

74	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2035 Fund

Asset Allocation
Equity Funds	90.6%
Fixed Income Fund	8.6%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	30.2%
Nationwide International Index Fund, Institutional Class	21.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.8%
Nationwide Small Cap Index Fund, Institutional Class	10.7%
Nationwide Bond Index Fund, Institutional Class	8.6%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Vanguard Emerging Markets Index Fund, ETF Shares	4.9%
Vanguard REIT Index Fund, ETF Shares	2.0%
SPDR Dow Jones International Real Estate ETF	2.0%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	75

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds 91.2%

	Shares	Market Value

Equity Funds 81.7%
Credit Suisse Commodity Return Strategy Fund, Common Class	410,190	$4,179,839
Nationwide International Index Fund, Institutional Class (a)	2,096,256	17,063,522
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	657,061	10,907,206
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,083,339	23,854,231
Nationwide Small Cap Index Fund, Institutional Class (a)	637,032	8,459,782

Total Equity Funds (cost $49,798,276)		64,464,580

Fixed Income Fund 8.6%
Nationwide Bond Index Fund, Institutional Class (a)	598,155	6,801,023

Total Fixed Income Fund (cost $6,660,974)		6,801,023

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	678,030	678,030

Total Money Market Fund (cost $678,030)		678,030

Total Mutual Funds (cost $57,137,280)		71,943,633

Exchange Traded Funds 8.9%

	Shares	Market Value

Equity Funds 8.9%
SPDR Dow Jones International Real Estate ETF	37,686	$1,562,838
Vanguard Emerging Markets Index Fund, ETF Shares	75,779	3,832,902
Vanguard REIT Index Fund, ETF Shares	26,197	1,619,761

Total Equity Funds (cost $5,282,292)		7,015,501

Total Exchange Traded Funds (cost $5,282,292)		7,015,501

Total Investments (cost $62,419,572) (c) — 100.1%		78,959,134

Liabilities in excess of other assets — (0.1)%		(55,238)

NET ASSETS — 100.0%		$78,903,896

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

76	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $53,686,022)	$67,763,794
Investments in non-affiliates, at value (cost $8,733,550)	11,195,340

Total Investments	78,959,134

Cash	31,401
Receivable for investments sold	236,192
Receivable for capital shares issued	92,351

Total Assets	79,319,078

Liabilities:
Payable for investments purchased	15,055
Payable for capital shares redeemed	348,972
Accrued expenses and other payables:
Investment advisory fees	20,773
Distribution fees	20,394
Administrative servicing fees	9,246
Trustee fees (Note 3)	375
Professional fees (Note 3)	367

Total Liabilities	415,182

Net Assets	$78,903,896

Represented by:
Capital	$64,255,470
Accumulated distributions in excess of net investment income	(27,613)
Accumulated net realized losses from investment transactions	(1,863,523)
Net unrealized appreciation/(depreciation) from investments in affiliates	14,077,772
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,461,790

Net Assets	$78,903,896

Net Assets:
Class A Shares	$10,513,742
Class C Shares	282,599
Class R1 Shares	2,383,065
Class R2 Shares	41,649,660
Institutional Service Class Shares	15,750,715
Institutional Class Shares	8,324,115

Total	$78,903,896

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,090,190
Class C Shares	29,511
Class R1 Shares	247,994
Class R2 Shares	4,334,397
Institutional Service Class Shares	1,629,952
Institutional Class Shares	858,158

Total	8,190,202

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	77

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.64
Class C Shares (a)	$9.58
Class R1 Shares	$9.61
Class R2 Shares	$9.61
Institutional Service Class Shares	$9.66
Institutional Class Shares	$9.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

78	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$633,853
Dividend income from non-affiliates	379,288
Other income	310

Total Income	1,013,451

EXPENSES:
Investment advisory fees	109,451
Distribution fees Class A	10,366
Distribution fees Class C	1,318
Distribution fees Class R1	6,707
Distribution fees Class R2	90,527
Administrative servicing fees Class A	9,841
Administrative servicing fees Class R1	2,565
Administrative servicing fees Class R2	44,351
Administrative servicing fees Institutional Service Class	15,187
Professional fees (Note 3)	149
Trustee fees (Note 3)	574

Total Expenses	291,036

NET INVESTMENT INCOME	722,415

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	79,669
Net realized gains from investment transactions with affiliates	62,282
Net realized gains from investment transactions with non-affiliates	70,844

Net realized gains from affiliated and non-affiliated investments	212,795

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,357,751
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	864,656

Net change in unrealized appreciation/(depreciation) from investments	8,222,407

Net realized/unrealized gains from affiliated and non-affiliated investments	8,435,202

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,157,617

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	79

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$722,415	$515,205
Net realized gains/(losses) from investment transactions	212,795	(456,771)
Net change in unrealized appreciation from investments	8,222,407	6,197,801

Change in net assets resulting from operations	9,157,617	6,256,235

Distributions to Shareholders From:
Net investment income:
Class A	(89,501)	(49,680)
Class C	(2,848)	(1,648)
Class R1	(22,785)	(8,722)
Class R2	(398,311)	(284,863)
Institutional Service Class	(147,244)	(105,838)
Institutional Class	(89,339)	(80,156)
Net realized gains:
Class A	(16,882)	(22,243)
Class C	(601)	(1,186)
Class R1	(4,363)	(6,983)
Class R2	(79,157)	(194,549)
Institutional Service Class	(26,533)	(51,605)
Institutional Class	(15,434)	(38,387)

Change in net assets from shareholder distributions	(892,998)	(845,860)

Change in net assets from capital transactions	15,877,923	20,020,305

Change in net assets	24,142,542	25,430,680

Net Assets:
Beginning of period	54,761,354	29,330,674

End of period	$78,903,896	$54,761,354

Accumulated distributions in excess of net investment income at end of period	$(27,613)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,360,470	$4,358,088
Dividends reinvested	106,383	71,923
Cost of shares redeemed	(508,607)	(574,059)

Total Class A	2,958,246	3,855,952

Class C Shares
Proceeds from shares issued	10,100	150,006
Dividends reinvested	3,449	2,834
Cost of shares redeemed	(11,738)	(4,409)

Total Class C	1,811	148,431

Class R1 Shares
Proceeds from shares issued	1,978,488	234,992
Dividends reinvested	27,148	15,705
Cost of shares redeemed	(764,135)	(108,151)

Total Class R1	1,241,501	142,546

The accompanying notes are an integral part of these financial statements.

80	Semiannual Report 2011

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,960,978	$11,754,971
Dividends reinvested	477,468	479,412
Cost of shares redeemed	(1,734,685)	(2,290,369)

Total Class R2	5,703,761	9,944,014

Institutional Service Class Shares
Proceeds from shares issued	5,302,471	5,589,002
Dividends reinvested	173,777	157,443
Cost of shares redeemed	(1,437,224)	(1,193,448)

Total Institutional Service Class	4,039,024	4,552,997

Institutional Class Shares
Proceeds from shares issued	2,249,061	1,829,023
Dividends reinvested	104,773	118,543
Cost of shares redeemed	(420,254)	(571,201)

Total Institutional Class	1,933,580	1,376,365

Change in net assets from capital transactions	$15,877,923	$20,020,305

SHARE TRANSACTIONS:
Class A Shares
Issued	371,383	548,343
Reinvested	11,966	9,122
Redeemed	(56,680)	(72,657)

Total Class A Shares	326,669	484,808

Class C Shares
Issued	1,122	18,980
Reinvested	390	363
Redeemed	(1,274)	(563)

Total Class C Shares	238	18,780

Class R1 Shares
Issued	221,066	29,601
Reinvested	3,061	2,002
Redeemed	(82,775)	(13,775)

Total Class R1 Shares	141,352	17,828

Class R2 Shares
Issued	774,544	1,479,284
Reinvested	53,830	61,132
Redeemed	(190,036)	(283,734)

Total Class R2 Shares	638,338	1,256,682

Institutional Service Class Shares
Issued	583,434	699,083
Reinvested	19,525	19,965
Redeemed	(158,484)	(149,663)

Total Institutional Service Class Shares	444,475	569,385

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	81

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	250,536	231,886
Reinvested	11,733	15,021
Redeemed	(45,412)	(71,472)

Total Institutional Class Shares	216,857	175,435

Total change in shares	1,767,929	2,522,918

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

82	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.54	0.09	1.14	1.23	(0.11)	(0.02)	(0.13)	$9.64	14.52%		$10,513,742	0.82%	2.11%	0.82%	2.46%
Year Ended October 31, 2010 (f)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%		$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%	)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%		$27,866	0.87%	0.10%	1.15%	0.85%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.49	0.08	1.13	1.21	(0.10)	(0.02)	(0.12)	$9.58	14.34%		$282,599	1.33%	1.84%	1.33%	2.46%
Year Ended October 31, 2010 (f)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%		$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%	)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.52	0.08	1.14	1.22	(0.11)	(0.02)	(0.13)	$9.61	14.41%		$2,383,065	1.23%	1.74%	1.23%	2.46%
Year Ended October 31, 2010 (f)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%		$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%	)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.51	0.09	1.13	1.22	(0.10)	(0.02)	(0.12)	$9.61	14.50%		$41,649,660	1.08%	2.00%	1.08%	2.46%
Year Ended October 31, 2010 (f)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%		$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%	)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%		$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.55	0.11	1.13	1.24	(0.11)	(0.02)	(0.13)	$9.66	14.68%		$15,750,715	0.57%	2.45%	0.57%	2.46%
Year Ended October 31, 2010 (f)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%		$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%	)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%		$1,080	0.70%	1.93%	0.72%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	83

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.57	0.13	1.14	1.27	(0.12)	(0.02)	(0.14)	$9.70	14.94%		$8,324,115	0.33%	2.79%	0.33%	2.46%
Year Ended October 31, 2010 (f)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%		$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%	)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%		$1,074,845	0.33%	2.28%	0.50%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

84	Semiannual Report 2011

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2040 Fund (Class A at NAV) returned 15.37% versus 16.04% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 177 funds as of April 30, 2011) was 13.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30%, 23%, and 13%, respectively), which gained 16.27%, 12.74%, and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the SPDR Dow Jones International Real Estate ETF (with target allocations of 6%, 1% and 2%, respectively), which registered -0.14%, 0.00% and 10.12%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	85

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	15.37%	18.94%	0.94%
	w/SC [2]	8.71%	12.16%	(0.68)%
Class C	w/o SC1	14.98%	18.37%	0.42%
	w/SC3	13.98%	17.37%	0.42%
Class R1[4]		15.06%	18.52%	0.50%
Class R2[4]		15.10%	18.67%	0.64%
Institutional Service Class[4]		15.38%	19.24%	1.14%
Institutional Class[4]		15.55%	19.52%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.55%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, the Morningstar Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

86	Semiannual Report 2011

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2040 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,153.70	4.38	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82
Class C Shares	Actual		1,000.00	1,149.80	7.09	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,150.60	6.51	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.11	1.22
Class R2 Shares	Actual		1,000.00	1,151.00	5.71	1.07
	Hypothetical	[c]	1,000.00	1,019.49	5.36	1.07
Institutional Service Class Shares	Actual		1,000.00	1,153.80	3.04	0.57
	Hypothetical	[c]	1,000.00	1,021.97	2.86	0.57
Institutional Class Shares	Actual		1,000.00	1,155.50	1.76	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	87

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2040 Fund

Asset Allocation
Equity Funds	94.0%
Fixed Income Fund	5.1%
Money Market Fund	0.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	22.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.7%
Nationwide Small Cap Index Fund, Institutional Class	12.8%
Vanguard Emerging Markets Index Fund, ETF Shares	5.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Nationwide Bond Index Fund, Institutional Class	5.1%
Vanguard REIT Index Fund, ETF Shares	2.0%
SPDR Dow Jones International Real Estate ETF	1.9%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

‡	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

88	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 90.3%

	Shares	Market Value

Equity Funds 84.3%
Credit Suisse Commodity Return Strategy Fund, Common Class	336,600	$3,429,953
Nationwide International Index Fund, Institutional Class (a)	1,796,885	14,626,643
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	539,438	8,954,670
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,709,635	19,575,324
Nationwide Small Cap Index Fund, Institutional Class (a)	627,690	8,335,729

Total Equity Funds (cost $41,759,852)		54,922,319

Fixed Income Fund 5.1%
Nationwide Bond Index Fund, Institutional Class (a)	293,973	3,342,470

Total Fixed Income Fund (cost $3,276,627)		3,342,470

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	555,659	555,659

Total Money Market Fund (cost $555,659)		555,659

Total Mutual Funds (cost $45,592,138)		58,820,448

Exchange Traded Funds 9.7%

	Shares	Market Value

Equity Funds 9.7%
SPDR Dow Jones International Real Estate ETF	30,753	$1,275,327
Vanguard Emerging Markets Index Fund, ETF Shares	74,189	3,752,480
Vanguard REIT Index Fund, ETF Shares	21,375	1,321,616

Total Equity Funds (cost $4,682,782)		6,349,423

Total Exchange Traded Funds (cost $4,682,782)		6,349,423

Total Investments (cost $50,274,920) (c) — 100.0%		65,169,871

Liabilities in excess of other assets — 0.0% †		(27,244)

NET ASSETS — 100.0%		$65,142,627

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	89

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $42,771,508)	$55,390,495
Investments in non-affiliates, at value (cost $7,503,412)	9,779,376

Total Investments	65,169,871

Cash	7,510
Receivable for investments sold	6,320
Receivable for capital shares issued	99,610

Total Assets	65,283,311

Liabilities:
Payable for investments purchased	87,409
Payable for capital shares redeemed	7,393
Accrued expenses and other payables:
Investment advisory fees	17,041
Distribution fees	18,934
Administrative servicing fees	9,248
Trustee fees (Note 3)	325
Professional fees (Note 3)	334

Total Liabilities	140,684

Net Assets	$65,142,627

Represented by:
Capital	$51,939,009
Accumulated distributions in excess of net investment income	(54,744)
Accumulated net realized losses from investment transactions	(1,636,589)
Net unrealized appreciation/(depreciation) from investments in affiliates	12,618,987
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,275,964

Net Assets	$65,142,627

Net Assets:
Class A Shares	$7,745,113
Class C Shares	434,641
Class R1 Shares	6,974,614
Class R2 Shares	33,666,385
Institutional Service Class Shares	11,086,198
Institutional Class Shares	5,235,676

Total	$65,142,627

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	819,111
Class C Shares	46,027
Class R1 Shares	740,593
Class R2 Shares	3,572,672
Institutional Service Class Shares	1,167,830
Institutional Class Shares	550,280

Total	6,896,513

The accompanying notes are an integral part of these financial statements.

90	Semiannual Report 2011

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.46
Class C Shares (a)	$9.44
Class R1 Shares	$9.42
Class R2 Shares	$9.42
Institutional Service Class Shares	$9.49
Institutional Class Shares	$9.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	91

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$500,026
Dividend income from non-affiliates	323,321
Other income	260

Total Income	823,607

EXPENSES:
Investment advisory fees	90,386
Distribution fees Class A	8,398
Distribution fees Class C	1,823
Distribution fees Class R1	19,192
Distribution fees Class R2	71,346
Administrative servicing fees Class A	7,965
Administrative servicing fees Class R1	7,194
Administrative servicing fees Class R2	34,759
Administrative servicing fees Institutional Service Class	10,641
Professional fees (Note 3)	124
Trustee fees (Note 3)	470

Total Expenses	252,298

NET INVESTMENT INCOME	571,309

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	66,062
Net realized gains from investment transactions with affiliates	32,924
Net realized gains from investment transactions with non-affiliates	34,575

Net realized gains from affiliated and non-affiliated investments	133,561

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,400,292
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	771,024

Net change in unrealized appreciation/(depreciation) from investments	7,171,316

Net realized/unrealized gains from affiliated and non-affiliated investments	7,304,877

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,876,186

The accompanying notes are an integral part of these financial statements.

92	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$571,309	$385,315
Net realized gains/(losses) from investment transactions	133,561	(193,832)
Net change in unrealized appreciation from investments	7,171,316	5,333,633

Change in net assets resulting from operations	7,876,186	5,525,116

Distributions to Shareholders From:
Net investment income:
Class A	(80,209)	(40,568)
Class C	(3,864)	(3,171)
Class R1	(61,697)	(40,269)
Class R2	(317,822)	(204,685)
Institutional Service Class	(105,029)	(65,009)
Institutional Class	(57,432)	(55,983)
Net realized gains:
Class A	(23,175)	(20,747)
Class C	(1,245)	(2,908)
Class R1	(19,206)	(35,254)
Class R2	(96,419)	(152,759)
Institutional Service Class	(28,939)	(33,357)
Institutional Class	(15,187)	(29,858)

Change in net assets from shareholder distributions	(810,224)	(684,568)

Change in net assets from capital transactions	11,699,149	16,763,837

Change in net assets	18,765,111	21,604,385

Net Assets:
Beginning of period	46,377,516	24,773,131

End of period	$65,142,627	$46,377,516

Accumulated distributions in excess of net investment income at end of period	$(54,744)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,380,116	$4,153,504
Dividends reinvested	103,281	61,180
Cost of shares redeemed	(525,310)	(851,193)

Total Class A	958,087	3,363,491

Class C Shares
Proceeds from shares issued	90,638	137,636
Dividends reinvested	5,109	6,079
Cost of shares redeemed	(40,337)	(38,780)

Total Class C	55,410	104,935

Class R1 Shares
Proceeds from shares issued	2,272,331	2,010,752
Dividends reinvested	80,903	75,523
Cost of shares redeemed	(796,041)	(961,660)

Total Class R1	1,557,193	1,124,615

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	93

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$5,417,720	$8,663,952
Dividends reinvested	414,241	357,444
Cost of shares redeemed	(507,300)	(1,069,971)

Total Class R2	5,324,661	7,951,425

Institutional Service Class Shares
Proceeds from shares issued	3,554,042	3,912,129
Dividends reinvested	133,968	98,366
Cost of shares redeemed	(673,581)	(706,932)

Total Institutional Service Class	3,014,429	3,303,563

Institutional Class Shares
Proceeds from shares issued	966,911	1,568,387
Dividends reinvested	72,619	85,841
Cost of shares redeemed	(250,161)	(738,420)

Total Institutional Class	789,369	915,808

Change in net assets from capital transactions	$11,699,149	$16,763,837

SHARE TRANSACTIONS:
Class A Shares
Issued	155,948	537,719
Reinvested	11,871	7,980
Redeemed	(59,788)	(111,311)

Total Class A Shares	108,031	434,388

Class C Shares
Issued	9,986	17,724
Reinvested	587	796
Redeemed	(4,386)	(5,050)

Total Class C Shares	6,187	13,470

Class R1 Shares
Issued	256,149	262,096
Reinvested	9,320	9,906
Redeemed	(88,535)	(124,642)

Total Class R1 Shares	176,934	147,360

Class R2 Shares
Issued	613,530	1,122,055
Reinvested	47,723	46,832
Redeemed	(57,040)	(135,674)

Total Class R2 Shares	604,213	1,033,213

Institutional Service Class Shares
Issued	400,356	504,293
Reinvested	15,346	12,794
Redeemed	(75,737)	(89,485)

Total Institutional Service Class Shares	339,965	427,602

The accompanying notes are an integral part of these financial statements.

94	Semiannual Report 2011

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	108,988	203,053
Reinvested	8,309	11,178
Redeemed	(28,212)	(95,939)

Total Institutional Class Shares	89,085	118,292

Total change in shares	1,324,415	2,174,325

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	95

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.33	0.10	1.17	1.27	(0.11)	(0.03)	(0.14)	$9.46	15.37%		$7,745,113	0.82%	2.24%	0.82%	1.07%
Year Ended October 31, 2010 (f)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%		$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%		$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%	)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%		$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.33	0.08	1.16	1.24	(0.10)	(0.03)	(0.13)	$9.44	14.98%		$434,641	1.33%	1.72%	1.33%	1.07%
Year Ended October 31, 2010 (f)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%		$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%		$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%	)	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.31	0.07	1.17	1.24	(0.10)	(0.03)	(0.13)	$9.42	15.06%		$6,974,614	1.22%	1.70%	1.22%	1.07%
Year Ended October 31, 2010 (f)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%		$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%		$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%	)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.31	0.08	1.16	1.24	(0.10)	(0.03)	(0.13)	$9.42	15.10%		$33,666,385	1.07%	1.93%	1.07%	1.07%
Year Ended October 31, 2010 (f)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%		$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%		$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%	)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%		$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.36	0.11	1.16	1.27	(0.11)	(0.03)	(0.14)	$9.49	15.38%		$11,086,198	0.57%	2.39%	0.57%	1.07%
Year Ended October 31, 2010 (f)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%		$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%		$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%	)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%		$1,085	0.70%	1.83%	0.75%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

96	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.37	0.12	1.17	1.29	(0.12)	(0.03)	(0.15)	$9.51	15.55%		$5,235,676	0.33%	2.72%	0.33%	1.07%
Year Ended October 31, 2010 (f)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%		$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%		$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%	)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%		$1,080,215	0.33%	2.10%	0.50%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	97

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2045 Fund (Class A at NAV) returned 15.55% versus 16.06% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 107 funds as of April 30, 2011) was 14.50% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30%, 22% and 13%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the SPDR Dow Jones International Real Estate ETF (with target allocations of 5%, 1% and 2%, respectively), which registered -0.14%, 0.00% and 10.12%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

98	Semiannual Report 2011

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	15.55%	19.14%	0.93%
	w/SC2	8.87%	12.34%	(0.69)%
Class C	w/o SC1	15.19%	18.49%	0.39%
	w/SC3	14.19%	17.49%	0.39%
Class R1[4]		15.18%	18.58%	0.43%
Class R2[4]		15.29%	18.88%	0.65%
Institutional Service Class[4]		15.50%	19.37%	1.05%
Institutional Class[4]		15.75%	19.74%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.55%
Class R2	1.40%
Institutional Service Class	0.89%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, the Morningstar Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	99

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2045 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,155.50	4.38	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82
Class C Shares	Actual		1,000.00	1,151.90	7.10	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,151.80	6.46	1.21
	Hypothetical	[c]	1,000.00	1,018.79	6.06	1.21
Class R2 Shares	Actual		1,000.00	1,152.90	5.71	1.07
	Hypothetical	[c]	1,000.00	1,019.49	5.36	1.07
Institutional Service Class Shares	Actual		1,000.00	1,155.00	3.05	0.57
	Hypothetical	[c]	1,000.00	1,021.97	2.86	0.57
Institutional Class Shares	Actual		1,000.00	1,157.50	1.77	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

100	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2045 Fund

Asset Allocation
Equity Funds	94.9%
Fixed Income Fund	4.3%
Money Market Fund	0.8%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	22.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.7%
Nationwide Small Cap Index Fund, Institutional Class	12.8%
Vanguard Emerging Markets Index Fund, ETF Shares	5.7%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Nationwide Bond Index Fund, Institutional Class	4.3%
Vanguard REIT Index Fund, ETF Shares	3.0%
SPDR Dow Jones International Real Estate ETF	2.0%
Nationwide Money Market Fund, Institutional Class	0.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

‡	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	101

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 89.3%

	Shares	Market Value

Equity Funds 84.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	157,362	$1,603,524
Nationwide International Index Fund, Institutional Class (a)	838,726	6,827,229
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	252,137	4,185,480
Nationwide S&P 500 Index Fund, Institutional Class (a)	798,215	9,139,558
Nationwide Small Cap Index Fund, Institutional Class (a)	293,408	3,896,461

Total Equity Funds (cost $19,836,547)		25,652,252

Fixed Income Fund 4.3%
Nationwide Bond Index Fund, Institutional Class (a)	114,069	1,296,966

Total Fixed Income Fund (cost $1,276,227)		1,296,966

Money Market Fund 0.8%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	258,691	258,691

Total Money Market Fund (cost $258,691)		258,691

Total Mutual Funds (cost $21,371,465)		27,207,909

Exchange Traded Funds 10.7%

	Shares	Market Value

Equity Funds 10.7%
SPDR Dow Jones International Real Estate ETF	14,349	$595,053
Vanguard Emerging Markets Index Fund, ETF Shares	34,661	1,753,153
Vanguard REIT Index Fund, ETF Shares	14,967	925,410

Total Equity Funds (cost $2,476,920)		3,273,616

Total Exchange Traded Funds (cost $2,476,920)		3,273,616

Total Investments (cost $23,848,385) (c) — 100.0%		30,481,525

Liabilities in excess of other assets — 0.0% †		(11,529)

NET ASSETS — 100.0%		$30,469,996

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

102	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $20,037,113)	$25,604,385
Investments in non-affiliates, at value (cost $3,811,272)	4,877,140

Total Investments	30,481,525

Cash	13,392
Receivable for capital shares issued	57,746

Total Assets	30,552,663

Liabilities:
Payable for investments purchased	59,381
Payable for capital shares redeemed	1,908
Accrued expenses and other payables:
Investment advisory fees	8,172
Distribution fees	8,981
Administrative servicing fees	3,907
Trustee fees (Note 3)	154
Professional fees (Note 3)	164

Total Liabilities	82,667

Net Assets	$30,469,996

Represented by:
Capital	$24,616,260
Accumulated distributions in excess of net investment income	(24,639)
Accumulated net realized losses from investment transactions	(754,765)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,567,272
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,065,868

Net Assets	$30,469,996

Net Assets:
Class A Shares	$4,768,809
Class C Shares	216,684
Class R1 Shares	1,362,848
Class R2 Shares	18,133,926
Institutional Service Class Shares	3,653,204
Institutional Class Shares	2,334,525

Total	$30,469,996

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	507,987
Class C Shares	23,174
Class R1 Shares	146,009
Class R2 Shares	1,941,782
Institutional Service Class Shares	389,319
Institutional Class Shares	247,553

Total	3,255,824

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	103

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.39
Class C Shares (a)	9.35
Class R1 Shares	9.33
Class R2 Shares	9.34
Institutional Service Class Shares	9.38
Institutional Class Shares	9.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	9.96

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

104	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$233,503
Dividend income from non-affiliates	156,886
Other income	123

Total Income	390,512

EXPENSES:
Investment advisory fees	43,092
Distribution fees Class A	4,961
Distribution fees Class C	737
Distribution fees Class R1	2,605
Distribution fees Class R2	38,040
Administrative servicing fees Class A	4,708
Administrative servicing fees Class R1	956
Administrative servicing fees Class R2	18,534
Administrative servicing fees Institutional Service Class	3,436
Professional fees (Note 3)	60
Trustee fees (Note 3)	223

Total Expenses	117,352

NET INVESTMENT INCOME	273,160

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,216
Net realized gains from investment transactions with affiliates	409,118
Net realized gains from investment transactions with non-affiliates	102,326

Net realized gains from affiliated and non-affiliated investments	542,660

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,821,987
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,848,494)

Net change in unrealized appreciation/(depreciation) from investments	2,973,493

Net realized/unrealized gains from affiliated and non-affiliated investments	3,516,153

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,789,313

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	105

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$273,160	$181,284
Net realized gains from investment transactions	542,660	31,007
Net change in unrealized appreciation from investments	2,973,493	2,407,446

Change in net assets resulting from operations	3,789,313	2,619,737

Distributions to Shareholders From:
Net investment income:
Class A	(45,864)	(21,649)
Class C	(1,346)	(794)
Class R1	(7,142)	(1,929)
Class R2	(168,043)	(106,686)
Institutional Service Class	(34,511)	(22,243)
Institutional Class	(40,893)	(36,327)
Net realized gains:
Class A	(38,065)	(9,088)
Class C	(1,247)	(646)
Class R1	(6,167)	(1,145)
Class R2	(146,364)	(72,992)
Institutional Service Class	(27,187)	(10,741)
Institutional Class	(31,049)	(17,290)

Change in net assets from shareholder distributions	(547,878)	(301,530)

Change in net assets from capital transactions	5,214,330	8,852,138

Change in net assets	8,455,765	11,170,345

Net Assets:
Beginning of period	22,014,231	10,843,886

End of period	$30,469,996	$22,014,231

Accumulated distributions in excess of net investment income at end of period	$(24,639)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,011,277	$2,427,543
Dividends reinvested	83,929	30,737
Cost of shares redeemed	(227,400)	(272,960)

Total Class A	867,806	2,185,320

Class C Shares
Proceeds from shares issued	77,585	44,456
Dividends reinvested	2,593	1,440
Cost of shares redeemed	(60)	(2,095)

Total Class C	80,118	43,801

Class R1 Shares
Proceeds from shares issued	996,659	275,087
Dividends reinvested	13,309	3,074
Cost of shares redeemed	(163,009)	(9,123)

Total Class R1	846,959	269,038

The accompanying notes are an integral part of these financial statements.

106	Semiannual Report 2011

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,241,014	$5,107,812
Dividends reinvested	314,407	179,678
Cost of shares redeemed	(373,510)	(982,531)

Total Class R2	3,181,911	4,304,959

Institutional Service Class Shares
Proceeds from shares issued	1,187,825	1,535,982
Dividends reinvested	61,698	32,984
Cost of shares redeemed	(347,107)	(261,756)

Total Institutional Service Class	902,416	1,307,210

Institutional Class Shares
Proceeds from shares issued	619,171	1,757,410
Dividends reinvested	71,942	53,617
Cost of shares redeemed	(1,355,993)	(1,069,217)

Total Institutional Class	(664,880)	741,810

Change in net assets from capital transactions	$5,214,330	$8,852,138

SHARE TRANSACTIONS:
Class A Shares
Issued	114,960	315,258
Reinvested	9,725	4,021
Redeemed	(25,853)	(35,594)

Total Class A Shares	98,832	283,685

Class C Shares
Issued	8,765	5,667
Reinvested	301	189
Redeemed	(7)	(272)

Total Class C Shares	9,059	5,584

Class R1 Shares
Issued	112,760	35,272
Reinvested	1,549	404
Redeemed	(18,391)	(1,180)

Total Class R1 Shares	95,918	34,496

Class R2 Shares
Issued	370,257	667,181
Reinvested	36,601	23,669
Redeemed	(42,830)	(127,521)

Total Class R2 Shares	364,028	563,329

Institutional Service Class Shares
Issued	134,753	199,046
Reinvested	7,158	4,325
Redeemed	(39,688)	(33,842)

Total Institutional Service Class Shares	102,223	169,529

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	107

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	70,822	234,901
Reinvested	8,317	7,014
Redeemed	(147,764)	(142,198)

Total Institutional Class Shares	(68,625)	99,717

Total change in shares	601,435	1,156,340

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

108	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.31	0.10	1.18	1.28	(0.11)	(0.09)	(0.20)	$9.39	15.55%		$4,768,809	0.82%	2.19%	0.82%	5.55%
Year Ended October 31, 2010 (f)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%		$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%		$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%	)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%		$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.29	0.06	1.19	1.25	(0.10)	(0.09)	(0.19)	$9.35	15.19%		$216,684	1.33%	1.39%	1.33%	5.55%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%		$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%		$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%	)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.28	0.05	1.19	1.24	(0.10)	(0.09)	(0.19)	$9.33	15.18%		$1,362,848	1.21%	1.17%	1.21%	5.55%
Year Ended October 31, 2010 (f)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%		$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%		$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%	)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.28	0.08	1.17	1.25	(0.10)	(0.09)	(0.19)	$9.34	15.29%		$18,133,926	1.07%	1.92%	1.07%	5.55%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%		$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%		$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%	)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%		$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.31	0.10	1.17	1.27	(0.11)	(0.09)	(0.20)	$9.38	15.50%		$3,653,204	0.57%	2.35%	0.57%	5.55%
Year Ended October 31, 2010 (f)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%		$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%		$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%	)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%		$1,090	0.70%	1.59%	0.79%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	109

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.34	0.12	1.18	1.30	(0.12)	(0.09)	(0.21)	$9.43	15.75%		$2,334,525	0.33%	2.85%	0.33%	5.55%
Year Ended October 31, 2010 (f)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%		$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%		$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%	)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%		$1,085,445	0.33%	2.01%	0.50%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

110	Semiannual Report 2011

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Destination 2050 Fund (Class A at NAV) returned 15.46% versus 16.01% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 176 funds as of April 30, 2011) was 13.71% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29%, 23%, and 13%, respectively), which gained 16.27%, 12.74% and 23.04%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the SPDR Dow Jones International Real Estate ETF (with target allocations of 4%, 1% and 2%, respectively), which registered -0.14%, 0.00% and 10.12%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Semiannual Report	111

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	15.46%	19.28%	1.15%
	w/SC2	8.81%	12.49%	(0.47)%
Class C	w/o SC1	15.20%	18.71%	0.48%
	w/SC3	14.20%	17.71%	0.48%
Class R1[4]		15.34%	18.81%	0.63%
Class R2[4]		15.37%	18.96%	0.78%
Institutional Service Class[4]		15.64%	19.49%	1.28%
Institutional Class[4]		15.81%	19.93%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, the Morningstar Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

112	Semiannual Report 2011

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2050 Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,154.60	4.43	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83
Class C Shares	Actual		1,000.00	1,152.00	7.10	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,153.40	6.51	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.11	1.22
Class R2 Shares	Actual		1,000.00	1,153.70	5.71	1.07
	Hypothetical	[c]	1,000.00	1,019.49	5.36	1.07
Institutional Service Class Shares	Actual		1,000.00	1,156.40	3.10	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58
Institutional Class Shares	Actual		1,000.00	1,158.10	1.77	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	113

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2050 Fund

Asset Allocation
Equity Funds	95.9%
Fixed Income Fund	3.4%
Money Market Fund	0.8%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	29.0%
Nationwide International Index Fund, Institutional Class	23.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.7%
Nationwide Small Cap Index Fund, Institutional Class	12.8%
Vanguard Emerging Markets Index Fund, ETF Shares	6.7%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Nationwide Bond Index Fund, Institutional Class	3.4%
Vanguard REIT Index Fund, ETF Shares	3.0%
SPDR Dow Jones International Real Estate ETF	2.0%
Nationwide Money Market Fund, Institutional Class	0.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

114	Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 88.4%

	Shares	Market Value

Equity Funds 84.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	213,048	$2,170,958
Nationwide International Index Fund, Institutional Class (a)	1,183,769	9,635,880
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	341,611	5,670,753
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,045,172	11,967,221
Nationwide Small Cap Index Fund, Institutional Class (a)	397,790	5,282,648

Total Equity Funds (cost $25,181,258)		34,727,460

Fixed Income Fund 3.4%
Nationwide Bond Index Fund, Institutional Class (a)	123,408	1,403,152

Total Fixed Income Fund (cost $1,372,385)		1,403,152

Money Market Fund 0.8%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	350,086	350,086

Total Money Market Fund (cost $350,086)		350,086

Total Mutual Funds (cost $26,903,729)		36,480,698

Exchange Traded Funds 11.7%

	Shares	Market Value

Equity Funds 11.7%
SPDR Dow Jones International Real Estate ETF	19,463	$807,131
Vanguard Emerging Markets Index Fund, ETF Shares	54,742	2,768,850
Vanguard REIT Index Fund, ETF Shares	20,292	1,254,654

Total Equity Funds (cost $3,397,294)		4,830,635

Total Exchange Traded Funds (cost $3,397,294)		4,830,635

Total Investments (cost $30,301,023) (c) — 100.1%		41,311,333

Liabilities in excess of other assets — (0.1)%		(25,734)

NET ASSETS — 100.0%		$41,285,599

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	115

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $25,142,852)	$34,309,740
Investments in non-affiliates, at value (cost $5,158,171)	7,001,593

Total Investments	41,311,333

Cash	5
Receivable for investments sold	20,933
Receivable for capital shares issued	30,674

Total Assets	41,362,945

Liabilities:
Payable for investments purchased	4,790
Payable for capital shares redeemed	44,463
Accrued expenses and other payables:
Investment advisory fees	10,791
Distribution fees	10,198
Administrative servicing fees	6,626
Trustee fees (Note 3)	233
Professional fees (Note 3)	245

Total Liabilities	77,346

Net Assets	$41,285,599

Represented by:
Capital	$31,094,476
Accumulated distributions in excess of net investment income	(35,957)
Accumulated net realized losses from investment transactions	(783,230)
Net unrealized appreciation/(depreciation) from investments in affiliates	9,166,888
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,843,422

Net Assets	$41,285,599

Net Assets:
Class A Shares	$16,504,979
Class C Shares	28,169
Class R1 Shares	1,128,206
Class R2 Shares	16,010,436
Institutional Service Class Shares	5,826,424
Institutional Class Shares	1,787,385

Total	$41,285,599

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,775,938
Class C Shares	3,051
Class R1 Shares	121,967
Class R2 Shares	1,733,987
Institutional Service Class Shares	626,250
Institutional Class Shares	191,663

Total	4,452,856

The accompanying notes are an integral part of these financial statements.

116	Semiannual Report 2011

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.29
Class C Shares (a)	$9.23
Class R1 Shares	$9.25
Class R2 Shares	$9.23
Institutional Service Class Shares	$9.30
Institutional Class Shares	$9.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	117

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$309,314
Dividend income from non-affiliates	221,393
Other income	170

Total Income	530,877

EXPENSES:
Investment advisory fees	58,036
Distribution fees Class A	18,477
Distribution fees Class C	158
Distribution fees Class R1	2,699
Distribution fees Class R2	32,860
Administrative servicing fees Class A	18,293
Administrative servicing fees Class R1	1,016
Administrative servicing fees Class R2	16,011
Administrative servicing fees Institutional Service Class	5,981
Professional fees (Note 3)	84
Trustee fees (Note 3)	320

Total Expenses	153,935

NET INVESTMENT INCOME	376,942

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	42,569
Net realized gains from investment transactions with affiliates	299,709
Net realized gains from investment transactions with non-affiliates	74,598

Net realized gains from affiliated and non-affiliated investments	416,876

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,837,732
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	511,855

Net change in unrealized appreciation/(depreciation) from investments	4,349,587

Net realized/unrealized gains from affiliated and non-affiliated investments	4,766,463

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,143,405

The accompanying notes are an integral part of these financial statements.

118	Semiannual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$376,942	$305,626
Net realized gains from investment transactions	416,876	840,620
Net change in unrealized appreciation from investments	4,349,587	2,814,071

Change in net assets resulting from operations	5,143,405	3,960,317

Distributions to Shareholders From:
Net investment income:
Class A	(180,013)	(156,140)
Class C	(377)	(126)
Class R1	(8,943)	(4,481)
Class R2	(148,442)	(85,057)
Institutional Service Class	(55,843)	(45,007)
Institutional Class	(19,281)	(27,425)
Net realized gains:
Class A	(352,070)	(50,992)
Class C	(784)	(46)
Class R1	(18,182)	(1,880)
Class R2	(302,367)	(29,003)
Institutional Service Class	(104,727)	(11,597)
Institutional Class	(34,468)	(8,591)

Change in net assets from shareholder distributions	(1,225,497)	(420,345)

Change in net assets from capital transactions	6,798,421	6,633,203

Change in net assets	10,716,329	10,173,175

Net Assets:
Beginning of period	30,569,270	20,396,095

End of period	$41,285,599	$30,569,270

Accumulated distributions in excess of net investment income at end of period	$(35,957)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,695,826	$3,252,059
Dividends reinvested	532,058	207,121
Cost of shares redeemed	(875,899)	(1,943,240)

Total Class A	1,351,985	1,515,940

Class C Shares
Proceeds from shares issued	10,527	13,138
Dividends reinvested	1,161	172
Cost of shares redeemed	(10,467)	(810)

Total Class C	1,221	12,500

Class R1 Shares
Proceeds from shares issued	625,102	191,780
Dividends reinvested	27,125	6,361
Cost of shares redeemed	(107,442)	(140,850)

Total Class R1	544,785	57,291

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	119

Statements of Changes in Net Assets  (Continued)

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,512,902	$5,033,019
Dividends reinvested	450,809	114,060
Cost of shares redeemed	(354,811)	(1,001,915)

Total Class R2	3,608,900	4,145,164

Institutional Service Class Shares
Proceeds from shares issued	2,663,237	3,360,497
Dividends reinvested	160,570	56,604
Cost of shares redeemed	(1,875,428)	(1,850,505)

Total Institutional Service Class	948,379	1,566,596

Institutional Class Shares
Proceeds from shares issued	415,424	550,324
Dividends reinvested	53,749	36,016
Cost of shares redeemed	(126,022)	(1,250,628)

Total Institutional Class	343,151	(664,288)

Change in net assets from capital transactions	$6,798,421	$6,633,203

SHARE TRANSACTIONS:
Class A Shares
Issued	194,140	422,058
Reinvested	62,302	27,055
Redeemed	(100,533)	(252,124)

Total Class A Shares	155,909	196,989

Class C Shares
Issued	1,256	1,670
Reinvested	137	23
Redeemed	(1,169)	(109)

Total Class C Shares	224	1,584

Class R1 Shares
Issued	71,530	24,603
Reinvested	3,188	835
Redeemed	(12,328)	(17,985)

Total Class R1 Shares	62,390	7,453

Class R2 Shares
Issued	404,344	655,979
Reinvested	53,099	14,979
Redeemed	(40,985)	(129,747)

Total Class R2 Shares	416,458	541,211

Institutional Service Class Shares
Issued	305,281	432,324
Reinvested	18,802	7,384
Redeemed	(214,607)	(241,569)

Total Institutional Service Class Shares	109,476	198,139

The accompanying notes are an integral part of these financial statements.

120	Semiannual Report 2011

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	47,510	71,632
Reinvested	6,286	4,700
Redeemed	(14,071)	(164,818)

Total Institutional Class Shares	39,725	(88,486)

Total change in shares	784,182	856,890

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	121

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.35	0.10	1.16	1.26	(0.11)	(0.21)	(0.32)	$9.29	15.46%		$16,504,979	0.83%	2.26%		0.83%	2.61%
Year Ended October 31, 2010 (f)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%		$13,525,000	0.83%	1.27%		0.83%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%		$10,334,866	0.83%	1.19%		0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%	)	$200,917	0.59%	1.55%		0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$53,443	0.86%	(0.30%	)	1.08%	0.82%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.31	0.08	1.15	1.23	(0.10)	(0.21)	(0.31)	$9.23	15.20%		$28,169	1.33%	1.89%		1.33%	2.61%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%		$23,491	1.34%	0.78%		1.34%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%		$9,006	1.33%	1.23%		1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%	)	$6,734	1.34%	0.65%		1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.32	0.07	1.18	1.25	(0.11)	(0.21)	(0.32)	$9.25	15.34%		$1,128,206	1.22%	1.72%		1.22%	2.61%
Year Ended October 31, 2010 (f)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%		$495,914	1.23%	0.98%		1.23%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%		$377,829	1.23%	1.49%		1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%	)	$314,774	1.24%	0.72%		1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.30	0.08	1.16	1.24	(0.10)	(0.21)	(0.31)	$9.23	15.37%		$16,010,436	1.07%	1.91%		1.07%	2.61%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%		$10,938,108	1.09%	0.93%		1.09%	16.40%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%		$5,612,611	1.08%	1.29%		1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%	)	$1,810,597	1.03%	1.02%		1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$13,240	1.06%	0.62%		1.17%	0.82%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.35	0.10	1.17	1.27	(0.11)	(0.21)	(0.32)	$9.30	15.64%		$5,826,424	0.58%	2.29%		0.58%	2.61%
Year Ended October 31, 2010 (f)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%		$4,315,631	0.59%	1.40%		0.59%	16.40%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%		$2,313,686	0.58%	1.50%		0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%	)	$337,395	0.60%	1.47%		0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%		$1,093	0.70%	1.57%		0.79%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

122	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$8.37	0.12	1.17	1.29	(0.12)	(0.21)	(0.33)	$9.33	15.81%		$1,787,385	0.33%	2.67%	0.33%	2.61%
Year Ended October 31, 2010 (f)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%		$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%		$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%	)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%		$1,092,264	0.33%	1.98%	0.50%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	123

Nationwide Destination 2055 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s inception on Dec. 27, 2010, through April 30, 2011, the Nationwide Destination 2055 Fund (Class A at NAV) returned 9.44%. For the period from January 1, 2011, through April 30, 2011, the Fund’s benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index, returned 9.30%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 191 funds as of April 30, 2011) was 8.19% for the four months ended April 30, 2011.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period from January 1, 2011, through April 30, 2011, came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29%, 23% and 13%, respectively), which gained 8.99%, 9.64% and 12.23%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period.

All 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The energy sector, with a 37.55% return, was the strongest sector in terms of performance, and the telecommunication services sector, with a 7.99% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period from January 1, 2011, through April 30, 2011, came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the SPDR Dow Jones International Real Estate ETF (with target allocations of 4%, 1% and 2%, respectively), which returned 1.59%, 0.00% and 6.71%, respectively.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

124	Semiannual Report 2011

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Inception[5]
Class A	w/o SC1	9.44%
	w/SC2	3.15%
Class C	w/o SC1	9.11%
	w/SC3	8.11%
Class R1[4]		9.33%
Class R2[4]		9.37%
Institutional Service Class[4]		9.51%
Institutional Class[4]		9.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 28, 2010.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate 2055 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	125

Shareholder	Nationwide Destination 2055 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (December 28, 2010, commencement of operations) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from December 28, 2010 (commencement of operations) through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from December 28, 2010 (commencement of operations) through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Destination 2055 Fund			Beginning Account Value ($) 12/28/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 12/28/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 12/28/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,094.40	2.21	0.62
	Hypothetical	[c]	1,000.00	1,021.72	3.11	0.62
Class C Shares	Actual		1,000.00	1,091.10	4.72	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,093.30	3.48	0.98
	Hypothetical	[c]	1,000.00	1,019.93	4.91	0.98
Class R2 Shares	Actual		1,000.00	1,093.70	2.92	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82
Institutional Service Class Shares	Actual		1,000.00	1,095.10	1.17	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33
Institutional Class Shares	Actual		1,000.00	1,095.10	1.21	0.34
	Hypothetical	[c]	1,000.00	1,023.11	1.71	0.34

[a]

Expenses are equal to the Fund’s expense ratio multiplied by the average account value from December 28, 2010 (commencement of operations) through April 30, 2011 multiplied to reflect the period from December 28, 2010 (commencement of operations) through April 30, 2011. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

126	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Destination 2055 Fund

Asset Allocation
Equity Funds	95.4%
Fixed Income Fund	3.7%
Money Market Fund	0.9%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	28.8%
Nationwide International Index Fund, Institutional Class	24.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.3%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Vanguard Emerging Markets Index Fund, ETF Shares	6.9%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Nationwide Bond Index Fund, Institutional Class	3.7%
Vanguard REIT Index Fund, ETF Shares	3.1%
SPDR Dow Jones International Real Estate ETF	2.0%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

‡	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	127

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Destination 2055 Fund

Mutual Funds 88.0%

	Shares	Market Value

Equity Funds 83.4%
Credit Suisse Commodity Return Strategy Fund, Common Class	5,484	$55,878
Nationwide International Index Fund, Institutional Class (a)	32,733	266,450
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,769	145,569
Nationwide S&P 500 Index Fund, Institutional Class (a)	27,673	316,856
Nationwide Small Cap Index Fund, Institutional Class (a)	9,921	131,749

Total Equity Funds (cost $834,639)		916,502

Fixed Income Fund 3.7%
Nationwide Bond Index Fund, Institutional Class (a)	3,587	40,784

Total Fixed Income Fund (cost $40,462)		40,784

Money Market Fund 0.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	10,027	10,027

Total Money Market Fund (cost $10,027)		10,027

Total Mutual Funds (cost $885,128)		967,313

Exchange Traded Funds 12.0%

	Shares	Market Value

Equity Funds 12.0%
SPDR Dow Jones International Real Estate ETF	527	$21,855
Vanguard Emerging Markets Index Fund, ETF Shares	1,497	75,718
Vanguard REIT Index Fund, ETF Shares	551	34,068

Total Equity Funds (cost $120,671)		131,641

Total Exchange Traded Funds (cost $120,671)		131,641

Total Investments (cost $1,005,799) (c) — 100.0%		1,098,954

Liabilities in excess of other assets — 0.0%†		(148)

NET ASSETS — 100.0%		$1,098,806

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

128	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $834,992)	$911,435
Investments in non-affiliates, at value (cost $170,807)	187,519

Total Investments	1,098,954

Cash	251
Prepaid expenses (Note 3)	8

Total Assets	1,099,213

Liabilities:
Payable for investments purchased	91
Accrued expenses and other payables:
Investment advisory fees	289
Distribution fees	15
Administrative servicing fees	7
Professional fees (Note 3)	5

Total Liabilities	407

Net Assets	$1,098,806

Represented by:
Capital	$1,005,568
Accumulated undistributed net investment income	42
Accumulated net realized gains from investment transactions	41
Net unrealized appreciation/(depreciation) from investments in affiliates	76,443
Net unrealized appreciation/(depreciation) from investments in non-affiliates	16,712

Net Assets	$1,098,806

Net Assets:
Class A Shares	$11,058
Class C Shares	10,912
Class R1 Shares	11,205
Class R2 Shares	14,250
Institutional Service Class Shares	10,952
Institutional Class Shares	1,040,429

Total	$1,098,806

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,012
Class C Shares	1,000
Class R1 Shares	1,025
Class R2 Shares	1,304
Institutional Service Class Shares	1,002
Institutional Class Shares	95,185

Total	100,528

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	129

Statement of Assets and Liabilities (Continued)

April 30, 2011 (Unaudited)

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.93
Class C Shares (a)	10.91
Class R1 Shares	10.93
Class R2 Shares	10.93
Institutional Service Class Shares	10.93
Institutional Class Shares	10.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	11.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

130	Semiannual Report 2011

Statement of Operations

For the Period Ended April 30, 2011 (a) (Unaudited)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,855
Dividend income from non-affiliates	323
Interest income	68
Other income	1

Total Income	3,247

EXPENSES:
Investment advisory fees	1,163
Distribution fees Class C	35
Distribution fees Class R1	23
Administrative servicing fees Class A	9
Administrative servicing fees Class R2	18
Professional fees (Note 3)	10
Trustee fees (Note 3)	10

Total Expenses	1,268

NET INVESTMENT INCOME	1,979

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	34
Net realized gains from investment transactions with non-affiliates	7

Net realized gains from affiliated and non-affiliated investments	41

Net change in unrealized appreciation/(depreciation) from investments in affiliates	76,443
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	16,712

Net change in unrealized appreciation/(depreciation) from investments	93,155

Net realized/unrealized gains from affiliated and non-affiliated investments	93,196

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$95,175

(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	131

Statements of Changes in Net Assets

Nationwide Destination 2055 Fund
Period ended April 30, 2011 (a) (Unaudited)
Operations:
Net investment income	$1,979
Net realized gains from investment transactions	41
Net change in unrealized appreciation from investments	93,155

Change in net assets resulting from operations	95,175

Distributions to Shareholders From:
Net investment income:
Class A	(13)
Class C	(1)
Class R1	(3)
Class R2	(7)
Institutional Service Class	(20)
Institutional Class	(1,893)

Change in net assets from shareholder distributions	(1,937)

Change in net assets from capital transactions	1,005,568

Change in net assets	1,098,806

Net Assets:
Beginning of period	–

End of period	$1,098,806

Accumulated undistributed net investment income at end of period	$42

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,111
Dividends reinvested	13
Cost of shares redeemed	–

Total Class A	10,124

Class C Shares
Proceeds from shares issued	10,000
Dividends reinvested	1
Cost of shares redeemed	–

Total Class C	10,001

Class R1 Shares
Proceeds from shares issued	10,264
Dividends reinvested	3
Cost of shares redeemed	–

Total Class R1	10,267

Class R2 Shares
Proceeds from shares issued	13,256
Dividends reinvested	7
Cost of shares redeemed	–

Total Class R2	13,263

(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

The accompanying notes are an integral part of these financial statements.

132	Semiannual Report 2011

Nationwide Destination 2055 Fund
Period ended April 30, 2011 (a) (Unaudited)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$10,000
Dividends reinvested	20
Cost of shares redeemed	–

Total Institutional Service Class	10,020

Institutional Class Shares
Proceeds from shares issued	950,000
Dividends reinvested	1,893
Cost of shares redeemed	–

Total Institutional Class	951,893

Change in net assets from capital transactions	$1,005,568

SHARE TRANSACTIONS:
Class A Shares
Issued	1,011
Reinvested	1
Redeemed	–

Total Class A Shares	1,012

Class C Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total Class C Shares	1,000

Class R1 Shares
Issued	1,025
Reinvested	–
Redeemed	–

Total Class R1 Shares	1,025

Class R2 Shares
Issued	1,303
Reinvested	1
Redeemed	–

Total Class R2 Shares	1,304

Institutional Service Class Shares
Issued	1,000
Reinvested	2
Redeemed	–

Total Institutional Service Class Shares	1,002

(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	133

Statements of Changes in Net Assets (Continued)

Nationwide Destination 2055 Fund
Period ended April 30, 2011 (a) (Unaudited)
Institutional Class Shares
Issued	95,000
Reinvested	185
Redeemed	–

Total Institutional Class Shares	95,185

Total change in shares	100,528

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

The accompanying notes are an integral part of these financial statements.

134	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

	Operations				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended April 30, 2011 (f)(g)	$10.00	0.01	0.93	0.94	(0.01)	(0.01)	$10.93	9.44%	$11,058	0.62%	0.30%		0.62%	0.09%

Class C Shares
Period Ended April 30, 2011 (f)(g)	$10.00	(0.01)	0.92	0.91	–	–	$10.91	9.11%	$10,912	1.33%	(0.40%	)	1.33%	0.09%

Class R1 Shares
Period Ended April 30, 2011 (f)(g)	$10.00	–	0.93	0.93	–	–	$10.93	9.33%	$11,205	0.98%	(0.06%	)	0.98%	0.09%

Class R2 Shares
Period Ended April 30, 2011 (f)(g)	$10.00	–	0.94	0.94	(0.01)	(0.01)	$10.93	9.37%	$14,250	0.82%	0.09%		0.82%	0.09%

Institutional Service Class Shares
Period Ended April 30, 2011 (f)(g)	$10.00	0.01	0.94	0.95	(0.02)	(0.02)	$10.93	9.51%	$10,952	0.33%	0.60%		0.33%	0.09%

Institutional Class Shares
Period Ended April 30, 2011 (f)(g)	$10.00	0.02	0.93	0.95	(0.02)	(0.02)	$10.93	9.51%	$1,040,429	0.34%	0.58%		0.34%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	135

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2011, the Nationwide Retirement Income Fund (Class A at NAV) returned 5.00% versus 7.26% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 464 funds as of April 30, 2011) was 5.77% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide International Index Fund and the Credit Suisse Commodity Return Strategy Fund (with target allocations of 18%, 5% and 3%, respectively), which gained 16.27%, 12.74% and 20.15%, respectively.

All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with a 35.88% return, was the strongest sector in terms of performance, and the utilities sector, with a 7.78% return, was the weakest sector in terms of performance during the reporting period.

All 10 sectors within the MSCI EAFE® Index (the Index) posted positive returns during the reporting period. The energy sector contributed the most to the Index with a return of 21.95%, and the utilities sector, with a return of 2.32%, brought up the rear during the reporting period. Commodities continued to gain during the reporting period; silver was the strongest commodity, gaining 28.18% in April alone.

What areas of investment detracted from Fund performance?

The smallest relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund, the Nationwide Money Market Fund, and the Vanguard Short-Term Bond ETF (with target allocations of 7%, 11% and 18%, respectively), which registered -0.14%, 0.00% and -0.04%, respectively. Within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index (the Index), the mortgage-backed securities sector, which returned 0.31%, contributed the most to the Index’s total return. The weakest sector in terms of performance was U.S. Treasury, which registered -0.49%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

136	Semiannual Report 2011

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended April 30, 2011)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	5.00%	9.17%	3.95%
	w/SC2	(1.05)%	2.89%	2.89%
Class C	w/o SC1	4.74%	8.62%	3.39%
	w/SC3	3.74%	7.62%	3.39%
Class R1[4]		4.84%	8.76%	3.52%
Class R2[4]		4.90%	8.95%	3.71%
Institutional Service Class[4]		5.15%	9.47%	4.18%
Institutional Class[4]		5.27%	9.69%	4.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.52%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Semiannual Report	137

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2010) and continued to hold your shares at the end of the reporting period (April 30, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2010 through April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2010 through April 30, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2011

Nationwide Retirement Income Fund			Beginning Account Value ($) 11/01/10	Ending Account Value ($) 04/30/11	Expenses Paid During Period ($) 11/01/10 - 04/30/11[a,b]	Expense Ratio During Period (%) 11/01/10 - 04/30/11[a,b]
Class A Shares	Actual		1,000.00	1,050.00	4.17	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82
Class C Shares	Actual		1,000.00	1,047.40	6.75	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33
Class R1 Shares	Actual		1,000.00	1,048.40	6.25	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,049.00	5.49	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08
Institutional Service Class Shares	Actual		1,000.00	1,051.50	2.90	0.57
	Hypothetical	[c]	1,000.00	1,021.97	2.86	0.57
Institutional Class Shares	Actual		1,000.00	1,052.70	1.68	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2010 through April 30, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

138	Semiannual Report 2011

Portfolio Summary April 30, 2011 (Unaudited)	Nationwide Retirement Income Fund

Asset Allocation
Fixed Income Funds	60.0%
Equity Funds	33.5%
Money Market Fund	9.3%
Liabilities in excess of other assets	(2.8)%

100.0%

Top Holdings †
iShares Barclays US Treasury Inflation Protected Securities Fund	23.9%
Nationwide S&P 500 Index Fund, Institutional Class	19.4%
Vanguard Short-Term Bond Index Fund, ETF Shares	18.5%
Nationwide Money Market Fund, Institutional Class	9.1%
Oppenheimer International Bond Fund, Class Y	7.6%
Nationwide Bond Index Fund, Institutional Class	6.4%
Nationwide International Index Fund, Institutional Class	5.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	3.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.3%
T. Rowe Price Institutional High Yield Fund, Institutional Class	1.9%
Other Holdings	2.3%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	139

Statement of Investments

April 30, 2011 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 56.9%

	Shares	Market Value

Equity Funds 31.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	89,868	$915,754
Nationwide International Index Fund, Institutional Class (a)	172,951	1,407,819
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	36,923	612,921
Nationwide S&P 500 Index Fund, Institutional Class (a)	454,945	5,209,124

Total Equity Funds (cost $7,028,256)		8,145,618

Fixed Income Funds 16.4%
Nationwide Bond Index Fund, Institutional Class (a)	150,807	1,714,676
Oppenheimer International Bond Fund, Class Y	300,162	2,041,101
T. Rowe Price Institutional High Yield Fund, Institutional Class	52,549	530,748

Total Fixed Income Funds (cost $4,155,641)		4,286,525

Money Market Fund 9.3%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	2,441,645	2,441,645

Total Money Market Fund (cost $2,441,645)		2,441,645

Total Mutual Funds (cost $13,625,542)		14,873,788

Exchange Traded Funds 45.9%

	Shares	Market Value

Equity Funds 2.3%
SPDR Dow Jones International Real Estate ETF	7,218	$299,330
Vanguard REIT Index Fund, ETF Shares	5,020	310,387

Total Equity Funds (cost $516,694)		609,717

Fixed Income Funds 43.6%
iShares Barclays US Treasury Inflation Protected Securities Fund	57,961	6,442,944
Vanguard Short-Term Bond Index Fund, ETF Shares	61,503	4,968,212

Total Fixed Income Funds (cost $11,110,904)		11,411,156

Total Exchange Traded Funds (cost $11,627,598)		12,020,873

Total Investments (cost $25,253,139) (c) — 102.8%		26,894,661

Liabilities in excess of other assets — (2.8)%		(728,551)

NET ASSETS — 100.0%		$26,166,110

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

140	Semiannual Report 2011

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $10,379,218)	$11,386,185
Investments in non-affiliates, at value (cost $14,873,921)	15,508,476

Total Investments	26,894,661

Cash	389,379
Receivable for investments sold	860,700
Receivable for capital shares issued	11,021

Total Assets	28,155,761

Liabilities:
Payable for investments purchased	337,259
Payable for capital shares redeemed	1,634,982
Accrued expenses and other payables:
Investment advisory fees	7,337
Distribution fees	5,083
Administrative servicing fees	4,589
Trustee fees (Note 3)	161
Professional fees (Note 3)	240

Total Liabilities	1,989,651

Net Assets	$26,166,110

Represented by:
Capital	$24,237,944
Accumulated undistributed net investment income	61,491
Accumulated net realized gains from investment transactions	225,152
Net unrealized appreciation/(depreciation) from investments in affiliates	1,006,968
Net unrealized appreciation/(depreciation) from investments in non-affiliates	634,555

Net Assets	$26,166,110

Net Assets:
Class A Shares	$4,240,417
Class C Shares	54,916
Class R1 Shares	1,611,484
Class R2 Shares	6,337,657
Institutional Service Class Shares	12,470,457
Institutional Class Shares	1,451,179

Total	$26,166,110

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	414,483
Class C Shares	5,377
Class R1 Shares	157,809
Class R2 Shares	621,978
Institutional Service Class Shares	1,219,938
Institutional Class Shares	141,875

Total	2,561,460

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	141

Statement of Assets and Liabilities (continued)

April 30, 2011 (Unaudited)

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.23
Class C Shares (a)	$10.21
Class R1 Shares	$10.21
Class R2 Shares	$10.19
Institutional Service Class Shares	$10.22
Institutional Class Shares	$10.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.85

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

142	Semiannual Report 2011

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$257,406
Dividend income from affiliates	107,293
Other income	119

Total Income	364,818

EXPENSES:
Investment advisory fees	39,370
Distribution fees Class A	4,747
Distribution fees Class C	272
Distribution fees Class R1	9,032
Distribution fees Class R2	15,243
Administrative servicing fees Class A	4,529
Administrative servicing fees Class R1	3,397
Administrative servicing fees Class R2	7,468
Administrative servicing fees Institutional Service Class	11,370
Professional fees (Note 3)	69
Trustee fees (Note 3)	208

Total Expenses	95,705

NET INVESTMENT INCOME	269,113

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,674
Net realized gain distributions from underlying non-affiliated funds	3,583
Net realized gains from investment transactions with affiliates	453,830
Net realized gains from investment transactions with non-affiliates	279,710

Net realized gains from affiliated and non-affiliated investments	741,797

Net change in unrealized appreciation/(depreciation) from investments in affiliates	397,119
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(140,814)

Net change in unrealized appreciation/(depreciation) from investments	256,305

Net realized/unrealized gains from affiliated and non-affiliated investments	998,102

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,267,215

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	143

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations:
Net investment income	$269,113	$309,128
Net realized gains from investment transactions	741,797	959,533
Net change in unrealized appreciation from investments	256,305	369,779

Change in net assets resulting from operations	1,267,215	1,638,440

Distributions to Shareholders From:
Net investment income:
Class A	(34,691)	(52,682)
Class C	(372)	(183)
Class R1	(20,428)	(28,518)
Class R2	(48,466)	(66,651)
Institutional Service Class	(95,280)	(98,709)
Institutional Class	(19,591)	(56,869)
Net realized gains:
Class A	(111,314)	–
Class C	(1,647)	–
Class R1	(79,486)	–
Class R2	(174,455)	–
Institutional Service Class	(254,062)	–
Institutional Class	(50,539)	–

Change in net assets from shareholder distributions	(890,331)	(303,612)

Change in net assets from capital transactions	4,087,953	7,164,892

Change in net assets	4,464,837	8,499,720

Net Assets:
Beginning of period	21,701,273	13,201,553

End of period	$26,166,110	$21,701,273

Accumulated undistributed net investment income at end of period	$61,491	$11,206

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$454,227	$2,522,082
Dividends reinvested	143,032	51,991
Cost of shares redeemed	(673,534)	(684,599)

Total Class A	(76,275)	1,889,474

Class C Shares
Proceeds from shares issued	–	55,000
Dividends reinvested	1,811	82
Cost of shares redeemed	(3,323)	(2,677)

Total Class C	(1,512)	52,405

Class R1 Shares
Proceeds from shares issued	682,963	452,064
Dividends reinvested	99,914	28,518
Cost of shares redeemed	(1,665,950)	(305,736)

Total Class R1	(883,073)	174,846

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

144	Semiannual Report 2011

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,287,852	$4,774,642
Dividends reinvested	222,921	66,651
Cost of shares redeemed	(1,750,672)	(2,836,010)

Total Class R2	760,101	2,005,283

Institutional Service Class Shares
Proceeds from shares issued	7,197,896	6,804,603
Dividends reinvested	349,342	98,709
Cost of shares redeemed	(3,166,624)	(2,263,550)

Total Institutional Service Class	4,380,614	4,639,762

Institutional Class Shares
Proceeds from shares issued	2,159,698	1,124,496
Dividends reinvested	70,130	56,869
Cost of shares redeemed	(2,321,730)	(2,778,243)

Total Institutional Class	(91,902)	(1,596,878)

Change in net assets from capital transactions	$4,087,953	$7,164,892

SHARE TRANSACTIONS:
Class A Shares
Issued	45,414	261,654
Reinvested	14,616	5,367
Redeemed	(66,235)	(71,119)

Total Class A Shares	(6,205)	195,902

Class C Shares
Issued	–	5,684
Reinvested	186	8
Redeemed	(332)	(274)

Total Class C Shares	(146)	5,418

Class R1 Shares
Issued	68,648	46,932
Reinvested	10,234	2,959
Redeemed	(164,179)	(31,643)

Total Class R1 Shares	(85,297)	18,248

Class R2 Shares
Issued	230,090	492,354
Reinvested	22,877	6,919
Redeemed	(175,521)	(288,253)

Total Class R2 Shares	77,446	211,020

Institutional Service Class Shares
Issued	723,855	701,980
Reinvested	35,719	10,194
Redeemed	(319,239)	(234,367)

Total Institutional Service Class Shares	440,335	477,807

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	145

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	$214,684	$118,001
Reinvested	7,171	5,901
Redeemed	(230,307)	(288,580)

Total Institutional Class Shares	(8,452)	(164,678)

Total change in shares	417,681	743,717

The accompanying notes are an integral part of these financial statements.

146	Semiannual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.14	0.11	0.37	0.48	(0.09)	(0.30)	(0.39)	$10.23	5.00%		$4,240,417	0.82%	2.30%	0.82%	21.32%
Year Ended October 31, 2010 (f)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%		$4,264,462	0.84%	1.50%	0.84%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%		$2,122,283	0.83%	2.15%	0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%	)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.12	0.09	0.37	0.46	(0.07)	(0.30)	(0.37)	$10.21	4.74%		$54,916	1.33%	1.81%	1.33%	21.32%
Year Ended October 31, 2010 (f)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%		$55,901	1.35%	0.60%	1.35%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%		$991	1.38%	1.69%	1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%	)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.12	0.09	0.38	0.47	(0.08)	(0.30)	(0.38)	$10.21	4.84%		$1,611,484	1.23%	1.86%	1.23%	21.32%
Year Ended October 31, 2010 (f)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%		$2,460,478	1.23%	1.29%	1.23%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%		$2,119,001	1.23%	1.81%	1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%	)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.10	0.10	0.37	0.47	(0.08)	(0.30)	(0.38)	$10.19	4.90%		$6,337,657	1.08%	1.99%	1.08%	21.32%
Year Ended October 31, 2010 (f)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%		$5,499,116	1.09%	1.34%	1.09%	40.31%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%		$3,136,767	1.08%	1.91%	1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%	)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.13	0.12	0.38	0.50	(0.11)	(0.30)	(0.41)	$10.22	5.15%		$12,470,457	0.57%	2.43%	0.57%	21.32%
Year Ended October 31, 2010 (f)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%		$7,897,217	0.59%	1.79%	0.59%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%		$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%	)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%		$1,037	0.72%	3.31%	0.72%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report	147

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2011 (Unaudited) (f)	$10.14	0.14	0.37	0.51	(0.12)	(0.30)	(0.42)	$10.23	5.27%		$1,451,179	0.33%	2.79%	0.33%	21.32%
Year Ended October 31, 2010 (f)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%		$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%		$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%	)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%		$1,032,807	0.33%	3.74%	0.50%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

148	Semiannual Report 2011

Notes to Financial Statements

April 30, 2011 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2011, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and in unaffiliated mutual funds (including exchange-traded funds) (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds is not a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests (except exchange-traded funds) are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds. Shares of Underlying Funds that are exchange-traded funds are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”).

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Underlying Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the

2011 Semiannual Report	149

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including an Underlying Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of

“Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities of open-end management investment companies are valued at NAV as reported by such company. Equity and investment company securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Underlying Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

150	Semiannual Report 2011

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

Destination 2010 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$8,848,981	$—	$—	$8,848,981
Mutual Funds	25,020,939	—	—	25,020,939
Total	$33,869,920	$—	$—	$33,869,920

Destination 2015 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$31,117,296	$—	$—	$31,117,296
Mutual Funds	102,066,009	—	—	102,066,009
Total	$133,183,305	$—	$—	$133,183,305

Destination 2020 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$30,826,541	$—	$—	$30,826,541
Mutual Funds	125,524,612	—	—	125,524,612
Total	$156,351,153	$—	$—	$156,351,153

Destination 2025 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$23,261,015	$—	$—	$23,261,015
Mutual Funds	122,199,031	—	—	122,199,031
Total	$145,460,046	$—	$—	$145,460,046

Destination 2030 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,725,325	$—	$—	$16,725,325
Mutual Funds	142,661,557	—	—	142,661,557
Total	$159,386,882	$—	$—	$159,386,882

Destination 2035 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$7,015,501	$—	$—	$7,015,501
Mutual Funds	71,943,633	—	—	71,943,633
Total	$78,959,134	$—	$—	$78,959,134

2011 Semiannual Report	151

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Destination 2040 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$6,349,423	$—	$—	$6,349,423
Mutual Funds	58,820,448	—	—	58,820,448
Total	$65,169,871	$—	$—	$65,169,871

Destination 2045 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$3,273,616	$—	$—	$3,273,616
Mutual Funds	27,207,909	—	—	27,207,909
Total	$30,481,525	$—	$—	$30,481,525

Destination 2050 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$4,830,635	$—	$—	$4,830,635
Mutual Funds	36,480,698	—	—	36,480,698
Total	$41,311,333	$—	$—	$41,311,333

Destination 2055 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$131,641	$—	$—	$131,641
Mutual Funds	967,313	—	—	967,313
Total	$1,098,954	$—	$—	$1,098,954

Retirement Income Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$12,020,873	$—	$—	$12,020,873
Mutual Funds	14,873,788	—	—	14,873,788
Total	$26,894,661	$—	$—	$26,894,661

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the six months ended April 30, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of April 30, 2011, the Destination 2010 Fund, Destination 2025 Fund and Destination 2030 Fund had an overdrawn balance of $68,564, $70,506, and $2,917, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at

152	Semiannual Report 2011

the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

Each Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level

2011 Semiannual Report	153

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

expenses, and realized and unrealized gains or losses are allocated among the classes of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% per annum of a Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees and any costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program that would otherwise be borne by the Funds. Therefore, for the six months ended April 30, 2011, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2011, NFD received commissions of $22,595 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $11,084 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

154	Semiannual Report 2011

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the six months ended April 30, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Destination 2010	$34,854
Destination 2015	139,928
Destination 2020	153,413
Destination 2025	143,329
Destination 2030	157,238
Destination 2035	71,944
Destination 2040	60,559
Destination 2045	27,634
Destination 2050	41,301
Destination 2055(a)	27
Retirement Income	26,764
(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

As of April 30, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Destination 2010	99.01%
Destination 2015	98.84
Destination 2020	98.94
Destination 2025	98.44
Destination 2030	99.15
Destination 2035	99.44
Destination 2040	98.83
Destination 2045	98.99
Destination 2050	99.59
Destination 2055	100.00
Retirement Income	98.29

2011 Semiannual Report	155

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the six months ended April 30, 2011 were as follows:

Destination 2010

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$4,448,363	$1,239,696	$1,033,128	$75,807	$46,649	$4,575,203
Nationwide Money Market Fund	886,596	235,375	206,626	8	—	915,346
Nationwide International Index Fund	3,038,110	823,181	688,752	38,621	267,333	3,534,604
Nationwide S&P 500 Index Fund	7,005,366	1,898,533	1,584,130	94,046	600,328	8,387,632
Nationwide Small Cap Index Fund	922,650	239,914	206,626	4,546	100,737	1,173,034
Nationwide Mid Cap Market Index Fund	2,140,356	596,604	482,126	25,120	262,031	2,708,965

Destination 2015

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$17,105,202	$3,496,456	$1,257,489	$306,360	$76,974	$19,045,521
Nationwide Money Market Fund	1,064,034	202,707	78,593	9	—	1,188,148
Nationwide International Index Fund	14,236,980	2,822,127	1,021,710	187,060	254,577	17,805,759
Nationwide S&P 500 Index Fund	26,349,938	5,231,052	1,886,233	366,312	617,061	33,851,398
Nationwide Small Cap Index Fund	4,433,946	833,221	314,372	22,431	130,310	6,030,764
Nationwide Mid Cap Market Index Fund	8,816,886	1,823,725	628,744	107,824	383,770	11,952,523

Destination 2020

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$20,001,962	$4,790,711	$874,196	$362,945	$43,451	$23,585,518
Nationwide Money Market Fund	1,171,127	264,281	51,423	10	—	1,383,985
Nationwide International Index Fund	19,278,552	4,481,116	822,772	252,782	(48,152)	25,384,882
Nationwide S&P 500 Index Fund	31,409,187	7,307,766	1,337,005	436,723	17,439	42,382,462
Nationwide Small Cap Index Fund	7,317,109	1,622,366	308,539	36,740	124,836	10,424,392
Nationwide Mid Cap Market Index Fund	10,914,258	2,628,729	462,809	134,428	292,580	15,504,661

Destination 2025

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$13,668,976	$3,815,496	$715,102	$255,472	$46,423	$16,539,830
Nationwide Money Market Fund	1,046,514	277,395	55,008	9	—	1,268,901
Nationwide International Index Fund	18,307,135	4,962,878	935,133	247,329	158,181	24,708,868
Nationwide S&P 500 Index Fund	31,310,896	8,492,925	1,595,227	448,752	35,195	43,304,728
Nationwide Small Cap Index Fund	8,720,854	2,264,085	440,063	45,002	179,556	12,729,824
Nationwide Mid Cap Market Index Fund	11,922,313	3,332,935	605,086	151,581	379,040	17,358,508

156	Semiannual Report 2011

Destination 2030

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$12,845,379	$2,842,037	$358,954	$235,520	$20,261	$15,106,909
Nationwide Money Market Fund	1,162,298	240,775	32,632	10	—	1,370,441
Nationwide International Index Fund	23,919,816	5,136,102	652,644	320,806	(63,367)	31,464,615
Nationwide S&P 500 Index Fund	37,171,825	7,991,861	1,011,599	528,153	(35,394)	50,144,476
Nationwide Small Cap Index Fund	10,895,776	2,222,901	293,690	56,018	123,966	15,531,698
Nationwide Mid Cap Market Index Fund	14,444,864	3,227,565	391,587	181,285	331,534	20,528,105

Destination 2035

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$5,334,960	$1,721,332	$167,006	$102,568	$9,031	$6,801,023
Nationwide Money Market Fund	530,969	163,762	16,701	5	—	678,030
Nationwide International Index Fund	12,020,880	3,769,266	367,414	166,619	(52,509)	17,063,522
Nationwide S&P 500 Index Fund	16,434,835	5,154,549	501,019	241,848	14,080	23,854,231
Nationwide Small Cap Index Fund	5,531,300	1,666,702	167,006	29,135	65,083	8,459,782
Nationwide Mid Cap Market Index Fund	7,149,277	2,302,184	217,108	93,678	106,266	10,907,206

Destination 2040

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$2,707,949	$715,532	$35,455	$50,495	$2,008	$3,342,470
Nationwide Money Market Fund	449,194	112,374	5,909	4	—	555,659
Nationwide International Index Fund	10,630,383	2,728,366	135,912	143,864	(17,115)	14,626,643
Nationwide S&P 500 Index Fund	13,901,726	3,570,689	177,277	199,600	12,616	19,575,324
Nationwide Small Cap Index Fund	5,614,496	1,377,431	70,911	28,996	25,076	8,335,729
Nationwide Mid Cap Market Index Fund	6,047,489	1,603,934	76,820	77,067	76,401	8,954,670

Destination 2045

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$1,070,795	$317,197	$73,108	$20,057	$3,193	$1,296,966
Nationwide Money Market Fund	213,149	60,163	14,622	2	—	258,691
Nationwide International Index Fund	5,043,470	1,451,920	336,298	68,221	93,268	6,827,229
Nationwide S&P 500 Index Fund	6,595,597	1,899,596	438,649	94,772	148,981	9,139,558
Nationwide Small Cap Index Fund	2,663,736	735,635	175,460	13,706	75,145	3,896,461
Nationwide Mid Cap Market Index Fund	2,869,266	850,051	190,081	36,745	119,747	4,185,480

2011 Semiannual Report	157

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

Destination 2050

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$1,189,022	$271,914	$37,242	$21,543	$1,591	$1,403,152
Nationwide Money Market Fund	295,838	63,559	9,311	3	—	350,086
Nationwide International Index Fund	7,306,170	1,621,570	223,453	96,227	86,253	9,635,880
Nationwide S&P 500 Index Fund	8,850,384	1,966,762	270,006	123,639	98,931	11,967,221
Nationwide Small Cap Index Fund	3,697,724	781,358	111,726	18,687	53,569	5,282,648
Nationwide Mid Cap Market Index Fund	3,982,762	918,011	121,037	49,215	101,934	5,670,753

Destination	2055(a)

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$—	$40,501	$38	$469	$—	$40,784
Nationwide Money Market Fund	—	10,036	10	—	—	10,027
Nationwide International Index Fund	—	241,527	230	655	12	266,450
Nationwide S&P 500 Index Fund	—	292,020	278	968	12	316,856
Nationwide Small Cap Index Fund	—	120,479	115	44	4	131,749
Nationwide Mid Cap Market Index Fund	—	131,191	125	719	6	145,569
(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

Retirement Income

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2011
Nationwide Bond Index Fund	$1,498,822	$650,428	$410,779	$27,436	$14,853	$1,714,676
Nationwide Money Market Fund	2,131,294	897,178	586,827	18	—	2,441,645
Nationwide International Index Fund	1,097,177	462,986	293,413	14,407	76,515	1,407,819
Nationwide S&P 500 Index Fund	3,960,540	1,670,153	1,056,289	55,266	317,479	5,209,124
Nationwide Mid Cap Market Index Fund	441,734	189,598	117,365	10,166	49,657	612,921

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2011.

158	Semiannual Report 2011

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For six months ended April 30, 2011, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$8,379,606	$6,899,707
Destination 2015	22,302,656	7,781,116
Destination 2020	28,559,738	5,135,120
Destination 2025	29,694,776	5,452,319
Destination 2030	26,291,730	3,243,651
Destination 2035	17,449,339	1,646,384
Destination 2040	12,108,654	591,432
Destination 2045	6,427,774	1,461,926
Destination 2050	6,925,083	929,289
Destination 2055(a)	1,006,746	989
Retirement Income	9,342,302	5,122,139
(a)	For the period from December 28, 2010 (commencement of operations) through April 30, 2011.

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

Certain Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by a Fund.

2011 Semiannual Report	159

Notes to Financial Statements (Continued)

April 30, 2011 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	81.57%	3
Destination 2015	63.15	3
Destination 2020	54.04	2
Destination 2025	56.12	2
Destination 2030	57.15	2
Destination 2035	64.55	2
Destination 2040	51.86	1
Destination 2045	72.74	2
Destination 2050	73.07	2
Destination 2055	94.68	1
Retirement Income	53.61	3

160	Semiannual Report 2011

10.  Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation		Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$31,207,550	$2,662,370	$	(—)	$2,662,370
Destination 2015	114,361,524	18,821,781		(—)	18,821,781
Destination 2020	132,890,943	23,460,210		(—)	23,460,210
Destination 2025	120,717,101	24,742,945		(—)	24,742,945
Destination 2030	125,842,994	33,543,888		(—)	33,543,888
Destination 2035	64,549,717	14,409,417		(—)	14,409,417
Destination 2040	52,059,078	13,110,793		(—)	13,110,793
Destination 2045	25,109,030	5,372,495		(—)	5,372,495
Destination 2050	31,443,233	9,868,100		(—)	9,868,100
Destination 2055	1,005,799	93,155		(—)	93,155
Retirement Income	25,567,156	1,327,505		(—)	1,327,505

Amounts designated as “–” are zero or have been rounded to zero.

2011 Semiannual Report	161

Supplemental Information

A.  Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its investment adviser and, as applicable, Sub-Advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 13, 2011, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 13, 2011 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 13, 2011 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2010) compared with performance universes created by Lipper of similar or peer group funds, (b) for sub-advised Funds, performance rankings (over multiple years ended September 30, 2010) compared with customized performance groups created by Lipper containing only sub-advised funds, and (c) expense rankings (over multiple years ended September 30, 2010) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2010) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2010) compared with the Fund’s benchmark and Lipper categories;
—

The results of performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly-close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—	Information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2010; and
—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; the possible cost savings by the Adviser, incentives to effect savings, and sharing of savings with the Funds; any economies of scale as reflected in the basic advisory fees and any sliding scale reflecting increased size; and information regarding payments to financial intermediaries.

162	Semiannual Report 2011

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—

The terms of the Advisory Agreements, including a list of services performed by the Adviser; how the services provided differ from those typically performed by an investment adviser for registered investment companies and other accounts; the Adviser’s responsibility for making investment decisions, and for observing investment objectives, policies, and restrictions; the Adviser’s responsibility for selecting and deselecting Sub-Advisers, and for making allocation determinations; the Adviser’s standard of care; and termination provisions;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers.

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

Each Trustee was assigned certain Funds for which to perform a comprehensive, in-depth review prior to the January 13, 2011 meeting. At the January 13, 2011 meeting, each Trustee presented the results of his or her review to the Board, which then considered and discussed the results of each review in detail.

At the January 13, 2011 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 13, 2011 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2011.

At the March 10, 2011 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 13, 2011 Board meeting. After extensive discussion and consideration among

2011 Semiannual Report	163

Supplemental Information (Continued)

themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance;
—

The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements and mutual fund industry norms;

—	The cost of services provided by the Adviser to each Fund and the profits realized were fair and reasonable in relation to the services and benefits provided to each Fund; and
—

The shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers, and/or breakpoints, or, in the case of funds of funds, indirectly through the realization of expense caps, fee waivers, and/or breakpoints at the underlying fund’s fee level.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

164	Semiannual Report 2011

Management Information

April 30, 2011 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2011 Semiannual Report	165

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

166	Semiannual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 through October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2011 Semiannual Report	167

Management Information (Continued)

April 30, 2011 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

168	Semiannual Report 2011

P.O. Box 5354

Cincinnati, OH 45201-5354

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

SAR-TD 6/11

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:

		(i)	Has at least one audit committee financial expert serving on its audit committee; or

		(ii)	Does not have an audit committee financial expert serving on its audit committee.

	(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

		(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

		(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

	(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	June 20, 2011

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 20, 2011

*	Print the name and title of each signing officer under his or her signature.